          As filed with the Securities and Exchange Commission on April 30, 2010
                                                      Registration No. 333-70728
                                                                        811-4113


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 33


                                     and/or


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 122


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
(formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                              (Name of Depositor)

                             38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                           Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                              601 Congress Street
                             Boston, MA  02210-2805
                    (Name and Address of Agent for Service)

                                    Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

      [ ]      immediately upon filing pursuant to paragraph (b) of Rule 485


      [X]      on May 3, 2010, pursuant to paragraph (b) of Rule 485


      [ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485

      [ ]      On,________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

         SUPPLEMENT DATED MAY 3, 2010 TO PROSPECTUSES DATED MAY 3, 2010

This Supplement is intended to supplement prospectuses dated May 3, 2010, for VENTURE(R) and VENTURE(R) 4 VARIABLE ANNUITY Contracts issued on and after May 3, 2010, by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. We call each of these prospectuses an Annuity Prospectus.

You should read this Supplement together with the Annuity Prospectus for the Contract you purchase, and retain both documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029, or in New York state, 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

HIGHER ELIGIBILITY AGE FOR ANNUAL STEP-UP DEATH BENEFIT RIDER

The eligibility age for the Annual Step-Up Death Benefit Rider is currently higher than the age disclosed in the Annuity Prospectus. Accordingly, we replace the first and second paragraphs in the "VI. Optional Benefits - Annual Step-Up Death Benefit" section of the Annuity Prospectus with the following:

    ANNUAL STEP-UP DEATH BENEFIT

    You may elect the optional Annual Step-Up Death Benefit:

      - for an additional charge of 0.20% of the value of the Variable Investment Options;

      - as long as the oldest Owner of a Contract is not age 80 or older at the time of purchase (we impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider); and

      - if you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.

....

Rider Benefit

The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

      - the death benefit described under "Death Benefit During Accumulation Period"; or

      -     the Annual Step-Up Death Benefit.

The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit up to and including the anniversary after the oldest Owner's 80th birthday.

                          SUPPLEMENT DATED MAY 3, 2010

70310: 0510          333-70728             033-79112
                     333-162245            333-162244

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

         SUPPLEMENT DATED MAY 3, 2010 TO PROSPECTUSES DATED MAY 3, 2010

This Supplement is intended to supplement prospectuses dated May 3, 2010, for VENTURE(R) and VENTURE(R) 4 VARIABLE ANNUITY Contracts issued on and after May 3, 2010, by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. We call each of these prospectuses an Annuity Prospectus.

You should read this Supplement together with the Annuity Prospectus for the Contract you purchase, and retain both documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 800-344-1029, or in New York, 800-551-2078 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

MATURITY DATE

In "V. Description of the Contract - Pay-out Period Provisions - General" of the Annuity Prospectus, we replace the first paragraph with the following:

General

You have a choice of several different ways of receiving annuity benefit payments from us.

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*

You cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if you bought a Contract through an authorized representative of the selling firm that offers the Contracts to you, and that Contract is either:

    - a Nonqualified Contract (i.e., a Contract which is not issued under a Qualified Plan), or

    - a Qualified Contract (i.e., a Contract issued under a Qualified Plan) unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Once we begin paying annuity benefits, certain other benefits under the Contracts cease. For example, the death benefit under your Contract, if any, will not be the same as the death benefit in effect before the Annuity Commencement Date. (See "Death Benefit during Pay-out Period.") If you have selected an Income Plus For Life or an Income Plus For Life - Joint Life optional benefit Rider, the commencement of annuity payout benefits terminates the Rider, including any Credits (also referred to as "Bonuses") or Step-Ups provided by the Rider. You may, however, select an annuity option that will be based on certain guaranteed amounts under these Riders on the Maturity Date, as described in the Annuity Options section of the Annuity Prospectus.

                          SUPPLEMENT DATED MAY 3, 2010

----------

* We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax Matters - Qualified Contracts - Required Minimum Distributions" in the Annuity Prospectus).

70303: 0510        333-70728             033-79112
                   333-162245            333-162244

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                   VERSION A
                           (Venture Variable Annuity)
                          (currently issued contracts)

                                                    Prospectus dated May 3, 2010


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                           Venture(R) Variable Annuity

This Prospectus describes interests in VENTURE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Variable Annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC ("JHIMS LLC") is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., JHIMS LLC or a subadviser) in bold above the names of the
Portfolios:



     JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
        Core Allocation Trust
        Core Balanced Trust
        Core Disciplined Diversification Trust
     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
        Core Fundamental Holdings Trust
        Core Global Diversification Trust
        Core Strategy Trust
        Lifestyle Balanced Trust
        Lifestyle Conservative Trust
        Lifestyle Growth Trust
        Lifestyle Moderate Trust
        Money Market Trust


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9505
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9505
(800) 344-1029                          www.jhannuities.com



JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


JOHN HANCOCK ANNUITIES SERVICE CENTER   MAILING ADDRESS
164 Corporate Drive                     Post Office Box 9506
Portsmouth, NH 03801-6815               Portsmouth, NH 03802-9506
(800) 551-2078                          www.jhannuitiesnewyork.com



Venture(R)

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     4
III. FEE TABLES ..........................................................     9
   EXAMPLES ..............................................................    11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND
   THE PORTFOLIOS ........................................................    13
   THE COMPANIES .........................................................    13
   THE SEPARATE ACCOUNTS .................................................    13
   THE PORTFOLIOS ........................................................    14
   VOTING INTEREST .......................................................    17
V. DESCRIPTION OF THE CONTRACT ...........................................    18
   ELIGIBLE PLANS ........................................................    18
   ACCUMULATION PERIOD PROVISIONS ........................................    18
      Purchase Payments ..................................................    18
      Accumulation Units .................................................    19
      Value of Accumulation Units ........................................    19
      Net Investment Factor ..............................................    19
      Transfers among Investment Options .................................    19
      Maximum Number of Investment Options ...............................    20
      Telephone and Electronic Transactions ..............................    21
      Special Transfer Services - Dollar Cost Averaging ..................    21
      Special Transfer Services - Asset Rebalancing Program ..............    22
      Withdrawals ........................................................    22
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals .....................................................    23
      Special Withdrawal Services - The Income Plan ......................    23
      Special Withdrawal Services - The Income Made Easy Program .........    23
      Death Benefit During Accumulation Period ...........................    23
   PAY-OUT PERIOD PROVISIONS .............................................    25
      General ............................................................    25
      Annuity Options ....................................................    26
      Determination of Amount of the First Variable Annuity Payment ......    28
      Annuity Units and the Determination of Subsequent Variable
         Annuity Payments ................................................    28
      Transfers During Pay-out Period ....................................    29
      Death Benefit During Pay-out Period ................................    29
   OTHER CONTRACT PROVISIONS .............................................    29
      Right to Review ....................................................    29
      Ownership ..........................................................    30
      Annuitant ..........................................................    30
      Beneficiary ........................................................    30
      Spouse .............................................................    30
      Modification .......................................................    31
      Code Section 72(s) .................................................    31
      Our Approval .......................................................    31
      Misstatement and Proof of Age, Sex or Survival .....................    31
VI. OPTIONAL BENEFITS ....................................................    32
      FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS ................    32
      Availability of Guaranteed Minimum Withdrawal Benefit Riders .......    32
      Rider Fees .........................................................    33
      Restrictions on Additional Purchase Payments .......................    33
      Availability of Investment Options Under Income Plus For Life
         5.09 Series Riders ..............................................    35
      Increases in Guaranteed Amounts ....................................    36
      Withdrawals, Distributions and Settlements .........................    38
      Additional Annuity Options .........................................    41
      Comparison between Guaranteed Minimum Withdrawal Benefits and
         Annuity Payments ................................................    41
      Impact of Death Benefits ...........................................    42
      Tax Considerations .................................................    43
   ANNUAL STEP-UP DEATH BENEFIT ..........................................    44
VII. CHARGES AND DEDUCTIONS ..............................................    45
   WITHDRAWAL CHARGES ....................................................    45
      Waiver of Applicable Withdrawal Charge - Confinement to
         Eligible Nursing Home ...........................................    46
   ANNUAL CONTRACT FEE ...................................................    46
   ASSET-BASED CHARGES ...................................................    47
      Daily Administration Fee ...........................................    47
      Mortality and Expense Risks Fee ....................................    47
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................    47
   PREMIUM TAXES .........................................................    48
VIII. FEDERAL TAX MATTERS ................................................    49
   INTRODUCTION ..........................................................    49
   OUR TAX STATUS ........................................................    49
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    49
   NONQUALIFIED CONTRACTS ................................................    50
      Aggregation of Contracts ...........................................    50
      Exchanges of Annuity Contracts .....................................    50
      Loss of Interest Deduction Where Contracts are Held by or for
         the Benefit of Certain Non-Natural Persons ......................    50
      Undistributed Gains ................................................    50
      Taxation of Annuity Payments .......................................    51
      Surrenders, Withdrawals and Death Benefits .........................    51
      Taxation of Death Benefit Proceeds .................................    51
      Penalty Tax on Premature Distributions .............................    52
      Diversification Requirements .......................................    52
      Puerto Rico Nonqualified Contracts .................................    52
   QUALIFIED CONTRACTS ...................................................    53
      Required Minimum Distributions .....................................    53
      Penalty Tax on Premature Distributions .............................    54
      Rollovers and Transfers ............................................    54
      Section 403(b) Qualified Plans .....................................    55
      Puerto Rico Contracts Issued to Fund Retirement Plans ..............    56
IX. GENERAL MATTERS ......................................................    57
   ASSET ALLOCATION SERVICES .............................................    57
   DISTRIBUTION OF CONTRACTS .............................................    57
      Standard Compensation ..............................................    57
      Revenue Sharing and Additional Compensation ........................    57
      Differential Compensation ..........................................    58
      Contracts Sold Directly Without Payment of Any Sales
         Compensation ....................................................    58
   CONFIRMATION STATEMENTS ...............................................    58
   REINSURANCE ARRANGEMENTS ..............................................    58
   STATEMENTS OF ADDITIONAL INFORMATION ..................................    59
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE .................   A-1
APPENDIX B: QUALIFIED PLAN TYPES .........................................   B-1
APPENDIX C: JOHN HANCOCK USA ANNUITY EXCHANGE PROGRAM ....................   C-1
APPENDIX D: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS ........................................................   D-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ...........................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base to reflect any Additional Purchase Payments we applied to the Benefit Base during the Contract Year prior to a Contract Anniversary. See "VI. Optional Benefits - Rider Fees."


AGE 65 CONTRACT ANNIVERSARY: The Contract Anniversary on, or next following, the date the Owner attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe The Contract Anniversary on, or next following, the date the Covered Person attains age 95 (for Income Plus For Life
- Joint Life 5.09, the Covered Person is the older Covered Person).


ANNIVERSARY VALUE: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. The Anniversary Value equals your Contract Value on the Contract Anniversary, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

     a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal. (See "VI. Optional Benefits - Annual Step-Up Death Benefit.")


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as "co-Annuitant." The Annuitant and co-Annuitant are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.


ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

ASSET ALLOCATION SERVICES: Programs offered by third parties in connection with the Contracts through which the third party may transfer amounts among Investment Options from time to time on your behalf.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to "VI. Optional Benefits" for more details.


BENEFIT RATE: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See "Full Surrenders During the Pay-out Period" in "V. Description of the Contract - Pay-Out Period Provisions."

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to "VI. Optional Benefits" for more details.

CREDIT: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the "Bonus" or "Target Amount" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.

CREDIT PERIOD: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as "Bonus Periods" or the periods ending on a "Target Date" in the Rider you purchase. Please refer to "VI. Optional Benefits" for more details.


CREDIT RATE: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.



EXCESS WITHDRAWAL: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to "VI. Optional Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.




GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INCOME PLUS FOR LIFE 5.09 SERIES RIDERS: Both Income Plus For Life 5.09 Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to "VI. Optional Benefits" for more details.

LIFETIME INCOME DATE: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to "VI. Optional Benefits" for more details.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to "VI. Optional Benefits" for more details.

STEP-UP: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to "VI. Optional Benefits" for more details.

STEP-UP DATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, optional guaranteed minimum withdrawal benefits, annuity payments and tax-deferred treatment of earnings.


We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step-Up Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits under "VI. Optional Benefits."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS AND PROTECTION THROUGH LIVING AND DEATH BENEFITS.


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments.

                    MINIMUM INITIAL   MINIMUM ADDITIONAL
TYPE OF CONTRACT   PURCHASE PAYMENT    PURCHASE PAYMENT
----------------   ----------------   ------------------
  Nonqualified          $5,000                $30
    Qualified           $2,000                $30


Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Restrictions on Additional Purchase Payments" in "VI. Optional Benefits."


WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Contracts with Contract Value under $99,000 have an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.


If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?


We currently offer only Variable Investment Options under the Contract.



VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available. If they were available, Fixed Investment Options would earn interest at rates we set. Interest rates would depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we would guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.


HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.


TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among

Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


TRANSFERS BETWEEN ANNUITY OPTIONS. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see "V. Description of the Contract - Transfers During Pay-out Period").


HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal also may be subject to income tax and a 10% IRS penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders

Each of our optional guaranteed minimum withdrawal benefit ("GMWB") Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The GMWB Riders offered under the Contract are:

     -    Income Plus For Life 5.09, or

     -    Income Plus For Life - Joint Life 5.09.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life Riders - i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09.


You may elect to purchase one of these optional benefit Riders if it is available in your state and through your registered representative's authorized distributor. The GMWB Riders are not available to new Beneficiary IRAs (see "VI. Optional Benefits - Availability of Guaranteed Minimum Withdrawal Benefit Riders"). You may only elect one GMWB Rider. Either you, or the older of you and your spouse in the case of the Income Plus For Life - Joint Life 5.09, must be under age 81 to purchase a Rider.



We designed the Income Plus For Life Series Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus For Life - Joint Life 5.09 Rider.


Under either of our Income Plus For Life Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual Withdrawal Amounts:

     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     -    exceed certain limits, that vary by Rider, before the Lifetime Income
          Date.

YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN THESE RIDERS. WE MAY REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING BENEFIT BASE TO ZERO (SEE "VI. OPTIONAL BENEFITS - FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS").



For the Income Plus For Life Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). If you choose not to make any withdrawals at all during certain Contract Years, we will increase the Benefit Base by a Credit (we may also refer to this as a "Deferral Credit" or "Bonus") that varies by the Rider you select. We also may increase or "step up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making Additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS FOR CONTRACTS ISSUED WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


We will pay withdrawal benefits automatically during a GMWB Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."


IF YOU ELECT TO PURCHASE AN INCOME PLUS FOR LIFE 5.09 SERIES RIDER, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with an Income Plus For Life 5.09 Series Rider in "VI. Optional Benefits.")


Annual Step-Up Death Benefit Rider


You may elect to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchase a GMWB Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have attained age 75 (or age at death if earlier). The Annual Step-Up Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step-Up Death Benefit Rider, however, if you (or any co-Owner) have attained age 75, or if your Contract is an IRA that you inherited from someone else (unless you are the spouse of the decedent and own the IRA in your own name).



The eligibility age for the Annual Step-Up Death Benefit Rider may be higher in certain states where the currently available Rider has not yet been approved. Please consult your registered representative or contact our Annuities Service Center at the address or phone number shown on the first page of this Prospectus for information on the Rider available in your state.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options;


     -    certain ownership changes; and



     -    any loan, assignment or pledge of the Contract as collateral.


How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.



IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF.

THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation, which may be increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an IRA, you will receive a refund of any Purchase Payments you made, if that amount is higher. The date of cancellation is the date we receive the Contract or acceptable written notification.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Contract. These fees and expenses are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK

                          MAXIMUM WITHDRAWAL CHARGE(2)
                      (as percentage of Purchase Payments)

First Year          6%
Second Year         6%
Third Year          5%
Fourth Year         5%
Fifth Year          4%
Sixth Year          3%
Seventh Year        2%
Thereafter          0%

TRANSFER FEE(3)
   Maximum Fee    $25
   Current Fee    $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VII. Charges and Deductions - Premium Taxes").

(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.


(3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.


            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES
                                JOHN HANCOCK USA
                              JOHN HANCOCK NEW YORK



ANNUAL CONTRACT FEE(1)                               $ 30

ANNUAL SEPARATE ACCOUNT EXPENSES(2)           CONTRACT YEARS 1-7   CONTRACT YEARS 8+
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee(3)                   1.00%               0.85%
Daily Administration Fee (asset based)               0.15%               0.15%
                                                     ----                ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)            1.15%               1.00%
(With No Optional Riders Reflected)

OPTIONAL BENEFITS                             CONTRACT YEARS 1-7   CONTRACT YEARS 8+

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee            0.20%               0.20%
                                                     ====                ====
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)            1.35%               1.20%


(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.


(3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.



(4) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.


OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

              INCOME PLUS FOR   INCOME PLUS FOR LIFE -
                LIFE 5.09(1)      JOINT LIFE 5.09(2)
              ---------------   ----------------------
Maximum Fee        1.20%                 1.20%
Current Fee        0.90%                 0.90%

(1) The current charge for the Income Plus For Life 5.09 Rider is 0.90% of the Adjusted Benefit Base. We reserve the right to increase the charge up to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.

(2) The current charge for the Income Plus For Life - Joint Life 5.09 Rider is 0.90% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is stepped up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES         MINIMUM   MAXIMUM
-----------------------------------------         -------   -------
Range of expenses that are deducted from
   Portfolio assets, including management fees,
   Rule 12b-1 fees and other expenses              0.76%     1.31%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH INCOME PLUS FOR LIFE 5.09 AND ANNUAL STEP-UP DEATH BENEFIT RIDERS



                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
If you surrender the Contract at the
   end of the applicable time period:    $951     $1,690    $2,458    $4,307
If you annuitize, or do not surrender
   the Contract at the end of the
   applicable time period:               $398     $1,220    $2,075    $4,307


EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS


                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
If you surrender the Contract at the
   end of the applicable time period:    $755     $1,105    $1,445    $2,199
If you annuitize, or do not surrender
   the Contract at the end of the
   applicable time period:               $197     $  609    $1,045    $2,199

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.



The Portfolios available may be restricted if you purchase an Income Plus For Life 5.09 Series Rider (see "VI. Optional Benefits").



                                                 DISTRIBUTION               ACQUIRED     TOTAL ANNUAL   CONTRACTUAL
                                     MANAGEMENT  AND SERVICE     OTHER   PORTFOLIO FEES   OPERATING       EXPENSE     NET OPERATING
PORTFOLIO/SERIES                         FEE     (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT     EXPENSES
----------------                     ----------  ------------  --------  --------------  ------------  -------------  -------------
CORE ALLOCATION(2)
Series II                               0.05%        0.25%       0.40%        0.94%          1.64%          -0.33%        1.31%
CORE BALANCED(2)
Series II                               0.05%        0.25%       0.26%        0.90%          1.46%          -0.19%        1.27%
CORE DISCIPLINED DIVERSIFICATION(2)
Series II                               0.05%        0.25%       0.24%        0.83%          1.37%          -0.17%        1.20%
CORE FUNDAMENTAL HOLDINGS(3)
Series II                               0.05%        0.55%       0.14%        0.48%          1.22%          -0.09%        1.13%
CORE GLOBAL DIVERSIFICATION(3)
Series II                               0.05%        0.55%       0.14%        0.57%          1.31%          -0.09%        1.22%
CORE STRATEGY(4)
Series II                               0.05%        0.25%       0.03%        0.50%          0.83%          -0.06%        0.77%
LIFESTYLE BALANCED
Series II                               0.04%        0.25%       0.02%        0.73%          1.04%          0.00%         1.04%
LIFESTYLE CONSERVATIVE
Series II                               0.04%        0.25%       0.03%        0.69%          1.01%          0.00%         1.01%
LIFESTYLE GROWTH
Series II                               0.04%        0.25%       0.03%        0.74%          1.06%          0.00%         1.06%
LIFESTYLE MODERATE
Series II                               0.04%        0.25%       0.03%        0.71%          1.03%          0.00%         1.03%
MONEY MARKET(5)
Series II                               0.47%        0.25%       0.04%        0.00%          0.76%          0.00%         0.76%



(1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.






(2) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(3) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(4) The Adviser has contractually agreed to reimburse "Expenses" of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, Portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after April 30, 2011.






(5) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.


A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

   IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.




The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as the Lifetime Income Amount and the Annuity Option, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.


In selecting the Portfolios that will be available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose may affect both the performance and the availability of Investment Options under the Contract and optional benefit Riders.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses


The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.


The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds



Each of the John Hancock Trust's Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than those for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.


Portfolio Investment Objectives and Strategies


You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
   Core Allocation Trust                            Seeks long-term growth of capital. To do this, the
                                                    Portfolio invests a substantial portion of its
                                                    assets in the JHT Core Allocation Plus Trust. The
                                                    Portfolio is a fund-of-funds and is also
                                                    authorized to invest in other underlying
                                                    Portfolios and investment companies.

   Core Balanced Trust                              Seeks long-term growth of capital. To do this, the
                                                    Portfolio invests a substantial portion of its
                                                    assets in the JHT Balanced Trust. The Portfolio is
                                                    a fund-of-funds and is also authorized to invest
                                                    in other underlying Portfolios and investment
                                                    companies.

   Core Disciplined Diversification Trust           Seeks long-term growth of capital. To do this, the
                                                    Portfolio invests a substantial portion of its
                                                    assets in the JHT Disciplined Diversification
                                                    Trust. The Portfolio is a fund-of-funds and is
                                                    also authorized to invest in other underlying
                                                    Portfolios and investment companies.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   Core Fundamental Holdings Trust                  Seeks long-term growth of capital. To do this, the
                                                    Portfolio invests a substantial portion of its
                                                    assets in Portfolios of the American Funds
                                                    Insurance Series. The Portfolio is a fund-of-funds
                                                    and is also authorized to invest in other
                                                    underlying Portfolios and investment companies.

   Core Global Diversification Trust                Seeks long-term growth of capital. To do this, the
                                                    Portfolio invests a significant portion of its
                                                    assets, directly or indirectly through underlying
                                                    Portfolios, in securities that are located outside
                                                    the U.S. The Portfolio is a fund-of-funds and is
                                                    also authorized to invest in other underlying
                                                    Portfolios and investment companies.

   Core Strategy Trust                              Seeks long-term growth of capital; current income
                                                    is also a consideration. To do this, the Portfolio
                                                    invests approximately 70% of its total assets in
                                                    equity securities and Portfolios which invest
                                                    primarily in equity securities and approximately
                                                    30% of its total assets in fixed-income securities
                                                    and Portfolios which invest primarily in
                                                    fixed-income securities. The Portfolio is a
                                                    fund-of-funds and is also authorized to invest in
                                                    other underlying Portfolios and investment
                                                    companies.

   Lifestyle Balanced Trust                         Seeks a balance between a high level of current
                                                    income and growth of capital, with a greater
                                                    emphasis on growth of capital. The Portfolio
                                                    operates as a fund-of-funds and normally invests
                                                    approximately 50% of its assets in Portfolios that
                                                    invest primarily in equity securities, and
                                                    approximately 50% in Portfolios which invest
                                                    primarily in fixed-income securities.

   Lifestyle Conservative Trust                     Seeks a high level of current income with some
                                                    consideration given to growth of capital. The
                                                    Portfolio operates as a fund-of-funds and normally
                                                    invests approximately 80% of its assets in
                                                    Portfolios which invest primarily in fixed-income
                                                    securities, and approximately 20% in Portfolios
                                                    which invest primarily in equity securities.

   Lifestyle Growth Trust                           Seeks long-term growth of capital. Current income
                                                    is also a consideration. The Portfolio operates as
                                                    a fund-of-funds and normally invests approximately
                                                    70% of its assets in Portfolios which invest
                                                    primarily in equity securities, and approximately
                                                    30% of its assets in Portfolios which invest
                                                    primarily in fixed-income securities.

   Lifestyle Moderate Trust                         Seeks a balance between a high level of current
                                                    income and growth of capital, with a greater
                                                    emphasis on income. The Portfolio operates as a
                                                    fund-of-funds and normally invests approximately
                                                    60% of its assets in Portfolios which invest
                                                    primarily in fixed-income securities, and
                                                    approximately 40% of its assets in Portfolios
                                                    which invest primarily in equity securities.

                               JOHN HANCOCK TRUST
  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
   Money Market Trust                               Seeks to obtain maximum current income consistent
                                                    with preservation of principal and liquidity. To
                                                    do this, the Portfolio invests in high quality,
                                                    U.S. dollar denominated money market instruments.

                                                    Note: The returns of the Money Market Subaccount
                                                    in your Contract may become extremely low or
                                                    possibly negative whenever the net income earned,
                                                    if any, by the underlying Money Market Portfolio
                                                    is not sufficient to offset the Contract's expense
                                                    deductions.


VOTING INTEREST

You instruct us how to vote Portfolio shares.


We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.


During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.


ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. We currently are not offering this Contract for use in a new retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan"). For information regarding Contracts issued for use in existing Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.


ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and Additional Purchase Payments.

Purchase Payments


You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. Additional Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "VI. Optional Benefits - Restrictions on Additional Purchase Payments." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.


John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:


     - You purchase your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such
          Section 1035 or Qualified Plan monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.


     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

     - You purchase multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or non-qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

     - You purchase a Contract that will be used within John Hancock USA's Individual 401(k) Program.

     - You purchase a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004.

If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE in New York) in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and


     - the Contract Value at the end of such two-year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor


The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "valuation period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:



     (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;



     (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and



     (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.



Transfers among Investment Options



During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.



You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of daytime trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-Out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the Internet.


Telephone and Electronic Transactions


When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the applicable telephone number or Internet address shown on the first page of this Prospectus.



To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.



We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:


     -    any loss or theft of your password; or

     -    any unauthorized use of your password.


We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.



All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds") until the amount in the DCA Source Fund is exhausted. You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.



Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Fund. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Fund selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.


We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).


You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges or tax liability as a result.


Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the Statement of Additional Information for further information regarding the impact of taking withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or tax, and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options.


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture(R) variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VIII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).


Signature Guarantee Requirements for Surrenders and Partial Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:

     - you are requesting that we mail the amount withdrawn to an alternate address; or

     - you have changed your address within 30 days of the withdrawal request; or

     -    you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.


You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


Special Withdrawal Services - The Income Made Easy Program


Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a guaranteed minimum withdrawal benefit Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "VI. Optional Benefits - Withdrawals, Distributions and Settlements - Pre-authorized Withdrawals - The Income Made Easy Program," for more information.


If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:

     (i)  is equal to the death benefit prior to the withdrawal; and


     (ii) is equal to the amount of the partial withdrawal divided by the Contract Value prior to the partial withdrawal.



If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please read "VI. Optional Benefits" for more information.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.


We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract will continue, subject to the following:


     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.


     - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).


     -    We will waive withdrawal charges for all future distributions.


     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.



     - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.



     - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy, beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.


PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*


NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.




You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.


----------
* We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax Matters - Qualified Contracts - Required Minimum Distributions").

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:


Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.


Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.


Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.


Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-, 15- or 20-year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20-year period if both the Annuitant and the co-Annuitant die during the 20-year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10-, 15- or 20-year period and no payments thereafter. You may surrender all or part of your Contract for its `Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our Income Plus For Life 5.09 Series Riders. If you purchase a Contract with an Income Plus For Life 5.09 Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus For Life 5.09 Rider. For the Income Plus For Life - Joint Life 5.09 Rider, this Annuity Option is available only if one Covered Person (see "VI. Optional Benefits"), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life 5.09 Series Rider that you purchased with your Contract; or


     - the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10-year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus For Life - Joint Life 5.09 Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Income Plus For Life - Joint Life 5.09 Rider that you purchased with your Contract; or


     - the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10-year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an Annuity Unit);

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.


If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.



FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.


We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read "VI. Optional Benefits" for additional information.


OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10-day right to review period. The 10-day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Also, when required by state law or when the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10-day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30-day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payments were allocated to the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.

Ownership

You own the Contract.


Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.



You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.



Before requesting a change of ownership or making an assignment of your Contract, you should consider:



     - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.



     - A change of ownership may result in termination of a qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such (see "VI. Optional Benefits").



     - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.



     - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.



     - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.



     - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.



We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.


Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.


Code Section 72(s)



In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.


Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity payments.

                              VI. Optional Benefits




You may elect to purchase optional benefit Riders when you purchase a Contract. We currently offer two types of optional benefit Riders - Guaranteed Minimum Withdrawal Benefit Riders and a Death Benefit Rider.

Guaranteed Minimum Withdrawal Benefit Riders

If available in your state and through your registered representative's authorized distributor, you may select one of the following guaranteed minimum withdrawal benefit ("GMWB") Riders:

     -    Income Plus For Life 5.09; or

     -    Income Plus For Life - Joint Life 5.09.

We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to both Income Plus For Life Riders, i.e., Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09.

Death Benefit Rider

You also may select an Annual Step-Up Death Benefit Rider.

We provide additional information about these optional benefit Riders in the following sections.

FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS

Covered Person(s)


The Income Plus For Life 5.09 Series Riders we currently offer provide a lifetime income guarantee based on a single life (Income Plus For Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 5.09).


SINGLE LIFE GUARANTEE. For Income Plus For Life 5.09 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Income Plus For Life - Joint Life 5.09 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.




Availability of Guaranteed Minimum Withdrawal Benefit Riders

You may elect an Income Plus For Life 5.09 Series Rider at the time you purchase a Contract, provided:

     - the Rider is available for sale in the state where the Contract was sold;

     - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and

     - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


Please contact the John Hancock Annuities Service Center at 800-344-1029 (in NY:
800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by state insurance regulatory agencies.


We reserve the right to accept or refuse to issue an Income Plus For Life 5.09 Series Rider at our sole discretion. Once you elect a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.


AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life 5.09 Rider) must be under age 81 to purchase a Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may be able to purchase a new Income Plus For Life 5.09 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.09 Series Rider after you purchase a Contract. Please see Appendix D: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.09 SERIES RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.


IMPACT OF OWNERSHIP ARRANGEMENTS ON THE AVAILABILITY OF INCOME PLUS FOR LIFE - JOINT LIFE 5.09 RIDERS. We will issue Income Plus For Life - Joint Life 5.09 Riders under the following ownership arrangements:



     - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.



     - For non-natural person ownership designations, generally one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.



     - For custodial IRAs and qualified plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or qualified plan account.



We may issue the Income Plus For Life - Joint Life 5.09 Rider under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a qualified plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.



Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce or limit benefits available under the Rider.


CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 5.09 Series Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.09 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

     -    at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchase an Income Plus For Life 5.09 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" below). Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:


     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;


     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax-qualified retirement plans, including IRAs.




Benefit Base

The maximum Benefit Base at any time for an Income Plus For Life 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.


We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.

Benefit Rate





                               BENEFIT RATE BY AGE


  Covered Person's age on the
 Contract Anniversary prior to
the first withdrawal after the
  Lifetime Income Date           Income Plus For Life 5.09   Income Plus For Life - Joint Life 5.09
------------------------------   -------------------------   --------------------------------------
        58 1/2 - 63                         4.00%                           3.75%
        64 and over                         5.00%                           4.75%


Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.09 Rider.



EXAMPLE: Assume that you purchase a Contract with the Income Plus For Life 5.09 Rider when your age is 57 years and 7 months. Your Lifetime Income Date will be the first Contract Anniversary since that is the Contract Anniversary before you attain age 59 1/2. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we will set your Benefit Rate equal to 4% since you were age over age 58 1/2 and under age 64 on the Contract Anniversary prior to that withdrawal. If you wait until the 8th Contract Year to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you were over age 64 on the Contract Anniversary prior to the withdrawal.


We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.


We expect the Credit Period to be between 5 and 15 Contract Years, and we do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus For Life 5.09) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

     - (for Income Plus For Life - Joint Life 5.09) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

The Lifetime Income Amount reduces to zero upon the death of the last Covered Person.

We determine the initial Lifetime Income Amount by multiplying:

     -    the Benefit Rate for the Rider on the Lifetime Income Date; by

     -    the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" below for more information.


Lifetime Income Date


The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.09) will attain age 59 1/2 or older during the first Contract Year.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or oldest Covered Person) attains age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).


Availability of Investment Options Under Income Plus For Life 5.09 Series Riders



Currently, the Investment Options available for Income Plus For Life 5.09 Series Riders are the same Investment Options available under the Contract. These Investment Options invest in the following Portfolios:



If you elect to purchase one of our Income Plus For Life 5.09 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



     -    Core Allocation Trust



     -    Core Balanced Trust



     -    Core Disciplined Diversification Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Strategy Trust



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust



     -    Lifestyle Moderate Trust



     -    Money Market Trust

If you purchase a Contract with one of our Income Plus For Life 5.09 Series Riders, however, we reserve the right to restrict in the future the individual Investment Options to which you may allocate your Contract Value.



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Fund, including any available DCA Fixed Investment Option, in connection with your selected Investment Options.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTIONS ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ EACH PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.


Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

     -    the Lifetime Income Date or

     -    the latest of:

          -    the date of a Purchase Payment that we applied to the Benefit
               Base,

          -    the date of a reduction in the Benefit Base, or

          -    the effective date of a Step-Up.


EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).


Credits may increase one or more of our guarantees when you defer withdrawals.

CREDITS. We offer the Income Plus For Life 5.09 Series Riders with the following Credit features:

     -    Annual Credit Rate - 5%

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.


The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, the length of a Credit Period, or a combination of these factors. We expect the Credit Periods to be between 5 and 15 Contract Years, and we do not expect the Credit Rates we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).

EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).

Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.


STEP-UPS. We offer the Income Plus For Life 5.09 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchase the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.


The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.


We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an Income Plus For Life 5.09 Series Rider is in effect.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Withdrawals, Distributions and Settlements

OVERVIEW. The Income Plus For Life 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;

     - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

     -    if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).

We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.


EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:


     -    you take withdrawals prior to the Lifetime Income Date, or

     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

An Excess Withdrawal is:

     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

     - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.


If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.



After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.


WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" below).

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.





Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").


WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).




We do not reduce the Benefit Base and/or the Lifetime Income Amount:

     - if the withdrawals are taken under our Life Expectancy Distribution Program, or

     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus For Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Income Plus For Life 5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL AND COULD CAUSE YOU TO LOSE YOUR GUARANTEED MINIMUM WITHDRAWAL BENEFIT.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase an Income Plus For Life 5.09 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

     -    you select option A, B or C; and

     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

     -    reduce the death benefit and other optional benefits;


     - cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 5.09 Series Rider during any Contract Year in which you receive a payment under the program; and



     -    may reduce your ability to obtain Step-Ups.


If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or


     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code Section 72(s)(2); or



     - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(a)(6), Section 408(b)(3), or Section 408A(c)(5)). For further information on such distributions, please see "VIII. Federal Tax Matters - Required Minimum Distributions."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see "V. Description of the Contract - Special Withdrawal Services - The Income Plan") or the Income Made Easy Program (see "Pre-Authorized Withdrawals - The Income Made Easy Program" above).



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

The Settlement Phase under an Income Plus For Life 5.09 Series Rider begins if:

     -    the Contract Value reduces to zero at any time during a Contract Year;
          and

     -    there were no Excess Withdrawals during that Contract Year; and

     -    the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 5.09 Series Rider if:

     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.


YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE THEN DECLINES TO ZERO IN THAT SAME CONTRACT YEAR.


The settlement amount we pay to you under the Rider varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

     - (for Income Plus For Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

     - (for Income Plus For Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options


In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:

     -    you will have the flexibility to start and stop withdrawals;

     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     -    you reduce the Contract Value available for annuitization; and


     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.


When you annuitize:

     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);

     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

     -    you will no longer have access to the Contract Value; and

     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits


Our GMWB Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


We reduce your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).

INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


IF THE DECEASED OWNER   THEN
IS:                     INCOME PLUS FOR LIFE 5.09:
---------------------   ----------------------------------------------------------------------------
1.   Not the Covered    -   may continue if the Beneficiary elects to continue the Contract within
     Person                 the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit
                            Base prior to our determination. We will also recalculate the Lifetime
                            Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.
                        -   enters its Settlement Phase if a subsequent withdrawal would deplete the
                            Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.
                        -   continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of any increase in the Benefit
                            Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus
                            For Life 5.09 fee.
2.   The Covered        -   ends without any further benefit.
     Person



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.



The entire interest must be distributed within five years of the Owner's death, except in the case where the Beneficiary is not the deceased Owner's spouse. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee").



INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) a tax-qualified retirement plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee (see "Rider Fees - Fee for Income Plus For Life 5.09 Series Riders" earlier in this section). If the death benefit is greater than the Contract Value, we will increase the

Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.09 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider

You may not terminate an Income Plus For Life 5.09 Series Rider once it is in effect. However, an Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    (for Income Plus For Life 5.09) the death of the Covered Person;

     - (for Income Plus For Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;

     - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or

     -    termination of the Contract.


You should consult with your financial professional to assist you in determining whether an Income Plus For Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.09 Series Riders may limit the Investment Options otherwise available under the Contract; they require you to defer taking withdrawals to receive certain benefits; they contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values; and they provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.09 Series Rider is suitable for your needs, especially at older ages.


Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VIII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.

ANNUAL STEP-UP DEATH BENEFIT

You may elect the optional Annual Step-Up Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options;


     - as long as the oldest Owner of a Contract is not age 75 or older at the time of purchase (we impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 75 or older on the effective date of the Rider); and


     - if you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The eligibility age for the Annual Step-Up Death Benefit Rider may be higher in certain states where the currently available Rider has not yet been approved. Please consult your registered representative or contact our Annuities Service Center at the address or phone number shown on the first page of this Prospectus for information on the Rider available in your state.


Rider Benefit

The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step-Up Death Benefit.


The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit up to and including the anniversary after the oldest Owner's 75th birthday or the date of death, whichever is earliest.



ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with partial withdrawals since the Contract Anniversary. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:


     (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and

     (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.


CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the optional Annual Step-Up Death Benefit. In determining the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.


Termination of the Optional Annual Step-Up Death Benefit


The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, and subject to our issue age rules, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.


Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans


If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.



The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

                           VII. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see "VI. Optional Benefits."


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) certain other "free Withdrawal Amounts" described below, or iii) Purchase Payments that have been in the Contract more than 7 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.


We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                           MAXIMUM WITHDRAWAL CHARGE*
                     (as a percentage of Purchase Payments)

               JOHN HANCOCK USA
                JOHN HANCOCK NY
               ----------------
First Year            6%
Second Year           6%
Third Year            5%
Fourth Year           5%
Fifth Year            4%
Sixth Year            3%
Seventh Year          2%
Eighth Year           0%
Thereafter            0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.


For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."


Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

     -    the confinement began at least one year after the Contract Date;

     -    confinement was prescribed by a "Physician";

     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which: (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which: (a) is licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VIII. FEDERAL TAX MATTERS").


There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ANNUAL CONTRACT FEE


We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.


Daily Administration Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option deducted from each Subaccount to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.


Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Accumulation Period Provisions - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.



To compensate us for assuming these risks, we deduct from each of the subaccounts a daily charge at an annual effective rate of 1.00% of the value of the Variable Investment Options for the first 7 Contract Years and 0.85% thereafter. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.



REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(John Hancock USA Contracts only; not available in New York)


We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust (see "IX. General Matters
- Contracts Sold Directly Without Payment of Any Sales Compensation"). In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

PREMIUM TAXES


We will charge you for premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.


We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


               PREMIUM TAX RATE(1)
            ------------------------
 STATE OR   QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%       2.35%
GUAM          4.00%       4.00%
ME(2)         0.00%       2.00%
NV            0.00%       3.50%
PR            1.00%       1.00%
SD(2)         0.00%       1.25%(3)
TX(4)         0.04%       0.04%
WV            1.00%       1.00%
WY            0.00%       1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


(4)  Referred to as a "maintenance fee."

                            VIII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit ("GMWB") Rider, using the Contract Value. See "VI. Optional Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.


Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.


You should consult a qualified tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts



In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.



Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.).



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.



Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons



In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)



Once you have recovered your total investment in the Contract tax free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."


Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.



There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds


All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or


     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or


     - if distributed in accordance with an existing Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.




Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Health Care and Education Reconciliation Act of 2010



On March 30, 2010, President Barak Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).



You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.



Puerto Rico Nonqualified Contracts



IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part nontaxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


QUALIFIED CONTRACTS


(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions


Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with RMD requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.





Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 or the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may make a distribution:


     - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;



     - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;


     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


     - from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.


Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.

In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions


Eligible rollover distributions from a retirement plan that is qualified under
Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.


The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                               IX. General Matters

ASSET ALLOCATION SERVICES


We are aware that certain third parties offer asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and "VI. Optional Benefits - Features of Income Plus For Life 5.09 Series Riders - Withdrawals, Distributions and Settlements" for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.)


DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.


Contracts Sold Directly Without Payment of Any Sales Compensation
(John Hancock USA Contracts only; not available in NY)



The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. The following classes of individuals are eligible for this waiver:



     - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Trust or any of their affiliates; and



     - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that have sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts.


CONFIRMATION STATEMENTS


We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on the first page of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.


REINSURANCE ARRANGEMENTS


From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     5
Qualified Plan Types .....................................................     6
Legal and Regulatory Matters .............................................    10
Appendix A: Audited Financial Statements .................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History ..........................................    1
Accumulation Unit Value Tables ...........................................    1
Services .................................................................    1
   Independent Registered Public Accounting Firm .........................    1
   Servicing Agent .......................................................    1
   Principal Underwriter .................................................    1
   Special Compensation and Reimbursement Arrangements ...................    2
State Variations Regarding Recognition of Same-Sex Couples ...............    5
Qualified Plan Types .....................................................    6
Legal and Regulatory Matters .............................................   10
Appendix A: Audited Financial Statements .................................   A-1

Financial Statements


The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free Withdrawal Amount, which equals the greater of:


          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.


     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $60,000 - $10,000 = $50,000.


     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200.

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700.

EXAMPLE 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free Withdrawal Amount, which equals the greater of:


          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $- 15,000.


     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $5,000 = $45,000.


     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $15,000 = $900.

          -    The total withdrawal charge is $1,500 + $900 = $2,400.

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free Withdrawal Amount for the partial withdrawal, which equals the greater of:


          -    10% of all Purchase Payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.


     b) Since the partial withdrawal is equal to the free Withdrawal Amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.



     c) When the contract is surrendered, we will calculate the free Withdrawal Amount for the surrender, which equals the greater of:


          - 10% of all Purchase Payments reduced by prior withdrawals during the year = .10 x ($30,000 + $20,000) - $5,000 = $0, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $- 1,000.


     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free Withdrawal Amount, or $50,000 - $0 = $50,000.


     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the contract.

          - The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 x $30,000 = $1,500.

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 x $20,000 = $1,200.

          -    The total withdrawal charge is $1,500 + $1,200 = $2,700.

                        Appendix B: Qualified Plan Types


    For more detailed information about these plan types, you may request a
                      Statement of Additional Information.



        PLAN TYPE

    TRADITIONAL IRAS       Section 408 of the Code permits eligible individuals
                           to contribute to an individual retirement program
                           known as an Individual Retirement Annuity or IRA
                           (sometimes referred to as a traditional IRA to
                           distinguish it from the Roth IRA discussed below).
                           IRAs are subject to limits on the amounts that may be
                           contributed and deducted, the persons who may be
                           eligible and the time when distributions may
                           commence. Also, distributions from certain other
                           types of qualified retirement plans may be rolled
                           over on a tax-deferred basis into an IRA. The
                           Contract may not, however, be used in connection with
                           an Education IRA under Section 530 of the Code. In
                           general, unless you have made non-deductible
                           contributions to your IRA, all amounts paid out from
                           a traditional IRA contract (in the form of an
                           annuity, a single sum, death benefits or partial
                           withdrawal), are taxable to the payee as ordinary
                           income.

        ROTH IRAS          Section 408A of the Code permits eligible individuals
                           to contribute to a type of IRA known as a Roth IRA.
                           Roth IRAs are generally subject to the same rules as
                           non-Roth IRAs, but they differ in certain significant
                           respects. Among the differences are that
                           contributions to a Roth IRA are not deductible and
                           qualified distributions from a Roth IRA are excluded
                           from income.

    SIMPLE IRA PLANS       In general, under Section 408(p) of the Code a small
                           business employer may establish a SIMPLE IRA
                           retirement plan if the employer employed no more than
                           100 employees earning at least $5,000 during the
                           preceding year. Under a SIMPLE IRA plan both
                           employees and the employer make deductible
                           contributions. SIMPLE IRAs are subject to various
                           requirements, including limits on the amounts that
                           may be contributed, the persons who may be eligible,
                           and the time when distributions may commence. The
                           requirements for minimum distributions from a SIMPLE
                           IRA retirement plan are generally the same as those
                           discussed above for distributions from a traditional
                           IRA. The rules on taxation of distributions are also
                           similar to those that apply to a traditional IRA with
                           a few exceptions.

   SIMPLIFIED EMPLOYEE     Section 408(k) of the Code allows employers to
  PENSIONS (SEP - IRAS)    establish simplified employee pension plans for their
                           employees, using the employees' IRAs for such
                           purposes, if certain criteria are met. Under these
                           plans the employer may, within specified limits, make
                           deductible contributions on behalf of the employees
                           to IRAs. The requirements for minimum distributions
                           from a SEP - IRA, and rules on taxation of
                           distributions from a SEP - IRA, are generally the
                           same as those discussed above for distributions from
                           a traditional IRA.

SECTION 403(B) QUALIFIED   Section 403(b) of the Code permits public school
        PLANS OR           employees and employees of certain types of
 TAX-SHELTERED ANNUITIES   tax-exempt organizations to have their employers
                           purchase annuity contracts for them and, subject to
                           certain limitations, to exclude the Purchase Payments
                           from gross income for tax purposes. There also are
                           limits on the amount of incidental benefits that may
                           be provided under a tax-sheltered annuity. These
                           Contracts are commonly referred to as "tax-sheltered
                           annuities." We currently are not offering this
                           Contract for use in a Section 403(b) Qualified Plan
                           except under limited circumstances.

   CORPORATE AND SELF-     Sections 401(a) and 403(a) of the code permit
  EMPLOYED PENSION AND     corporate employers to establish various types of
  PROFIT-SHARING PLANS     tax-deferred retirement plans for employees. The
   (H.R. 10 AND KEOGH)     Self-Employed Individuals' Tax Retirement Act of
                           1962, as amended, commonly referred to as "H.R. 10"
                           or "Keogh," permits self-employed individuals to
                           establish tax-favored retirement plans for themselves
                           and their employees. Such retirement plans may permit
                           the purchase of annuity contracts in order to provide
                           benefits under the plans, but there are limits on the
                           amount of incidental benefits that may be provided
                           under pension and profit sharing plans.

  DEFERRED COMPENSATION    Section 457 of the Code permits employees of state
   PLANS OF STATE AND      and local governments and tax-exempt organizations to
  LOCAL GOVERNMENTS AND    defer a portion of their compensation without paying
TAX-EXEMPT ORGANIZATIONS   current taxes. The employees must be participants in
                           an eligible deferred compensation plan. A Section 457
                           plan must satisfy several conditions, including the
                           requirement that it must not permit distributions
                           prior to the participant's severance from employment
                           (except in the case of an unforeseen emergency). When
                           we make payments under a Section 457 Contract, the
                           payment is taxed as ordinary income.

             Appendix C: John Hancock USA Annuity Exchange Program
              (Not available with John Hancock New York Contracts)

John Hancock USA will permit an eligible Owner of a "John Hancock qualifying contract" (see below for a list of John Hancock qualifying contracts) to exchange that contract for a new Venture(R) Variable Annuity Contract ("NEW CONTRACT"). If you are eligible and elect to exchange a John Hancock qualifying contract, you must surrender your existing contract and transfer all of its Contract Value to us. We will waive any future withdrawal charges under the New Contract we issue.

JOHN HANCOCK QUALIFYING CONTRACTS


This Program is not available with John Hancock New York contracts. We limit this exchange program to certain variable annuity contracts originally issued by either John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The John Hancock qualifying contracts are:


     -    Accommodator variable annuity (deferred contracts only);

     -    Accommodator 2000 variable annuity;

     -    Declaration variable annuity;

     -    Independence variable annuity;

     -    Independence Preferred variable annuity;

     -    Independence 2000 variable annuity;

     -    Patriot variable annuity;

     -    Revolution Access variable annuity;

     -    Revolution Extra variable annuity;

     -    Revolution Value variable annuity; and

     -    Revolution Value II variable annuity.

Eligibility Requirements

You are eligible to participate in the John Hancock USA Annuity Exchange Program if you own a John Hancock qualifying contract and:

     - neither you nor any other payee receive annuity payments under your John Hancock qualifying contract;

     - the remaining withdrawal charge of your John Hancock qualifying contract at the time of exchange is less than or equal to the greater of $1,000 or 1% of the John Hancock qualifying contract's total Purchase Payments;*

     - you intend to exchange your entire John Hancock qualifying contract for a New Contract;

     - you provide us with your written acknowledgement, in a form acceptable to us, that you may lose a potential death benefit under your John Hancock qualifying contract (you will lose a potential death benefit if you purchased an optional death benefit rider with your John Hancock qualifying contract or if the amount of the death benefit under that contract at the time of exchange is greater than that contract's surrender value);

     - you provide us with your written acknowledgement, in a form acceptable to us, that you may lose other benefits under any other optional benefit Rider that you may have purchased with your John Hancock qualifying contract; and

     - you are not subject to the restrictions we impose on the availability of Contracts for use in certain tax-qualified retirement plans. Please see "VIII. Federal Tax Matters" in the Prospectus for information about these restrictions.

We provide a VA Exchange Disclosure form that contains the acknowledgments we require for you to participate in the Program. You may obtain a copy of this form by contacting your financial representative or by contacting our Annuities Service Office at 1-800-344-1029.

* If you satisfy all the other eligibility requirements and elect to participate in the Program, we will waive the remaining withdrawal charge under the John Hancock qualifying contract you exchanged as well as any future withdrawal charges under the New Contract we issue.

IMPORTANT CONSIDERATIONS

Before you elect to participate in the John Hancock USA Annuity Exchange Program, you should be aware that:

     -    An exchange may not be in your best interest.

     - The charges and expenses of a New Contract differ from those under your existing John Hancock qualifying contract.

     - The Variable Investment Options of a New Contract differ from those under your existing John Hancock qualifying contract.

     - The fees and expenses of Portfolios available under a New Contract differ from those under your existing John Hancock qualifying contract.

     - The New Contract does not currently provide a Fixed Investment Option, unlike certain existing John Hancock qualifying contracts.

     - Under Revolution Extra and Revolution Value II qualifying contracts, your Contract Value may be adjusted by a market value adjustment ("MVA") if you elect to participate in the John Hancock USA Annuity Exchange Program.

     - The withdrawal charges of a New Contract may differ from those under your existing John Hancock qualifying contract.

     - The death benefit available with a New Contract may differ from those available under your existing John Hancock qualifying contract.

The benefits and limitations, Variable Investment Options, and charges and deductions of a New Contract will differ from those of a John Hancock qualifying contract. You should carefully review your existing contract and the Venture(R) Prospectus (including this Appendix) before deciding to make an exchange.


We believe that an exchange as described above will not be a taxable event for federal tax purposes; however, any Owner considering an exchange should consult with a qualified tax advisor. We reserve the right to terminate this exchange offer or to vary its terms at any time.


Charges and Expenses

The New Contract and your John Hancock qualifying contract have different Separate Account annual expenses, different Contract Owner transaction expenses and different Variable Investment Options that result in different total operating expenses charged by the Portfolios, as noted in the tables on the following pages.

The following tables compares the fees and expenses that you will pay under the New Contract and the John Hancock qualifying contracts at the time that you buy a contract, surrender the contract, or transfer cash value between Investment Options. State premium taxes may also be deducted.


                NEW CONTRACT    ACCOMMODATOR                                             INDEPENDENCE  INDEPENDENCE
                  (VENTURE        variable      ACCOMMODATOR  DECLARATION  INDEPENDENCE    PREFERRED       2000       PATRIOT
                  variable        annuity      2000 variable    variable     variable      variable      variable    variable
                  annuity)    (deferred only)     annuity       annuity       annuity       annuity       annuity     annuity
                ------------  ---------------  -------------  -----------  ------------  ------------  ------------  --------
                                            MAXIMUM SALES CHARGE IMPOSED AT TIME OF PURCHASE
                                                    (AS% OF PURCHASE PAYMENTS AMOUNT)
FIRST $10,000:      none            8.0%            none          none         none          none          none        none
NEXT $15,000:       none            7.0%            none          none         none          none          none        none
ALL AMOUNTS         none            3.0%            none          none         none          none          none        none
OVER $25,000:

                                                  MAXIMUM WITHDRAWAL CHARGE:
                         (AS% OF PURCHASE PAYMENTS AMOUNT) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT
YEAR 1:            waived           none            8.5%         6.0%         8.0%          8.0%          7.0%        6.0%
YEAR 2:            waived           none            7.5%         6.0%         8.0%          8.0%          6.0%        6.0%
YEAR 3:            waived           none            7.5%         5.0%         8.0%          8.0%          5.0%        5.0%
YEAR 4:            waived           none            7.5%         5.0%(1)      7.0%          7.0%          4.0%        5.0%(1)
YEAR 5:            waived           none            6.0%         4.0%(1)      7.0%          7.0%          3.0%        4.0%(1)
YEAR 6:            waived           none            4.5%         3.0%(1)      6.0%          6.0%          2.0%        3.0%(1)
YEAR 7:            waived           none            3.0%         2.0%(1)      6.0%          6.0%          1.0%        2.0%(1)
YEAR 8 AND           0%             none              0%           0%           0%            0%            0%          0%
THEREAFTER:

                                                     ANNUAL CONTRACT FEE:
                   $30(2)           $30             $30          $30(3)       $30(3)        $30(3)        $30(3)      $30(3)

                                                        TRANSFER FEE:
Maximum Fee
Current Fee        $25              $25             $25          $25          $25            $25          $25          None
                   $ 0              $ 0             $ 0          $ 0          $ 0            $ 0          $ 0          None

                                                                  REVOLUTION  REVOLUTION
                NEW CONTRACT  REVOLUTION  REVOLUTION  REVOLUTION   VALUE II    VALUE II
                  (VENTURE      ACCESS       EXTRA       VALUE      Plan A      Plan B
                  variable     variable    variable    variable    variable    variable
                  annuity)     annuity      annuity     annuity     annuity     annuity
                ------------  ----------  ----------  ----------  ----------  ----------
                               MAXIMUM WITHDRAWAL CHARGE:
      (AS% OF PURCHASE PAYMENTS AMOUNT) FOR EACH YEAR FOLLOWING A PURCHASE PAYMENT

YEAR 1:            waived         0%        7.0%         7.0%       8.0%        8.0%
YEAR 2:            waived         0%        7.0%         6.0%       7.0%        7.0%
YEAR 3:            waived         0%        7.0%         5.0%       6.0%        6.0%
YEAR 4:            waived         0%        7.0%         4.0%       5.0%          0%
YEAR 5:            waived         0%        6.0%         3.0%       4.0%          0%
YEAR 6:            waived         0%        5.0%         2.0%       3.0%          0%
YEAR 7:            waived         0%        4.0%         1.0%       2.0%          0%
YEAR 8 AND           0%           0%          0%           0%         0%          0%
THEREAFTER:

                                  ANNUAL CONTRACT FEE:
Maximum Fee        $30(4)       $30(4)      $30(4)       $30        $50(5)      $50(5)
Current Fee         $30         $30         $30          $30        $30         $30

                                      TRANSFER FEE:
Maximum Fee         $25         $25         $25          $25        $25         $25
Current Fee          $0         $25         $ 0          $ 0        $ 0         $ 0


(1) Withdrawal charges for Contracts issued in NY by John Hancock Life Insurance Company differ from those shown. For these Contracts, the withdrawal charges for Years 4, 5, 6 and 7 are, respectively, 4%, 3%, 2% and 1%.

(2)  This Annual Contract Fee charge applies only to Contracts of less than
     $99,000

(3) This Annual Contract Fee charge applies only to Contracts of less than $10,000.

(4) This Annual Contract Fee charge applies only to Contracts of less than $50,000.

(5) Not currently imposed, and would only apply to Revolution Value II Contracts of less than $50,000.

The following tables compare fees and expenses that you will pay periodically under the New Contract and the John Hancock qualifying contracts during the time that you own a contract. These tables do not include annual Portfolio operating expenses. See the notes following the tables.

                                                                       DECLARATION DECLARATION
                                                                         variable    variable
                                     NEW     ACCOMMODATOR                annuity     annuity
                                   CONTRACT    variable   ACCOMMODATOR   (initial    (initial
                                   (Venture     annuity       2000       payments    payments  INDEPENDENCE
                                   variable    (deferred    variable      up to        over      variable
                                   annuity)      only)       annuity    $250,000)   $250,000)     annuity
                                 ----------- ------------ ------------ ----------- ----------- ------------
                                                      SEPARATE ACCOUNT ANNUAL EXPENSES:
Mortality and expense risks fee:   1.00%(1)      0.75%        0.90%       0.90%       0.90%        0.90%
Administration fee- asset based:   0.15%         0.25%        0.35%       0.35%       0.10%        0.50%
                                   ----          ----         ----        ----        ----         ----
TOTAL (With No Optional Riders
   Reflected):                     1.15%(2)      1.00%        1.25%       1.25%       1.00%        1.40%
Optional Annual Step-Up            0.20%                                 Not Offered
                                   ----
Death Benefit Fee:
TOTAL (With ASDB Fee):             1.35%(3)

                                          FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:

Income Plus For Life 5.09(4)                                             Not Offered
Maximum fee:                       1.20%
Current fee:                       0.90%
   Income Plus For Life - Joint
      Life                         5.09(4)
Maximum fee:                       1.20%
Current fee:                       0.90%
Enhanced "Stepped- up" death
   benefit Rider(5)              Not Offered        Not Offered           0.15%       0.15%
Accidental death benefit
   Rider(5)                      Not Offered                              0.10%       0.10%
Nursing Home Waiver(6)           Not Offered                              0.05%       0.05%

                                                                         PATRIOT   PATRIOT
                                                                         variable  variable
                                                                         annuity   annuity
                                              INDEPENDENCE INDEPENDENCE  (initial  (initial
                                 INDEPENDENCE   PREFERRED      2000      payments  payments
                                   variable     variable     variable     up to      over
                                    annuity      annuity      annuity   $250,000) $250,000)
                                 ------------ ------------ ------------ --------- ---------
                                              SEPARATE ACCOUNT ANNUAL EXPENSES:

Mortality and expense risks fee:     0.90%        1.15%        1.10%      0.90%     0.90%
Administration fee- asset based:     0.50%        0.35%        0.30%      0.35%     0.10%
                                     ----         ----         ----       ----      ----
TOTAL (With No Optional Riders
   Reflected):                       1.40%        1.50%        1.40%      1.25%     1.00%
Optional Annual Step-Up           Not Offered

Death Benefit Fee:
TOTAL (With ASDB Fee):

                                  FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:

Income Plus For Life 5.09(4)      Not Offered
Maximum fee:
Current fee:
Income Plus For Life - Joint Life 5.09(4)
Maximum fee:
Current fee:
Enhanced "Stepped- up" death
   benefit Rider(5)                           Not Offered                 0.15%     0.15%
Accidental death benefit
   Rider(5)                                                               0.10%     0.10%
Nursing Home Waiver(6)                                                    0.05%     0.05%

                                                   NEW                    REVOLUTION   REVOLUTION
                                                 CONTRACT    REVOLUTION     EXTRA       VALUE II    REVOLUTION   REVOLUTION
                                                 (Venture     ACCESS        Plan A       Plan B      VALUE II      VALUE
                                                 variable     variable     variable     variable     variable     variable
                                                 annuity)     annuity      annuity      annuity      annuity      annuity
                                               -----------  -----------  -----------  -----------  -----------  -----------
                                                                   SEPARATE ACCOUNT ANNUAL EXPENSES:
Mortality and expense risks fee:                 1.00%(1)      0.95%                                               0.95%
Administration fee- asset based:                 0.15%         0.30%                                               0.30%
                                                 ----          ----                                                ----
TOTAL (With No Optional Riders Reflected):       1.15%(2)      1.25%        1.25%        1.45%       1.70%         1.25%
Optional Annual Step-Up Death Benefit Fee:       0.20%                                Not Offered
                                                 ----
TOTAL (With ASDB Fee):                           1.35%(3)
                                                         FEES DEDUCTED FROM CONTRACT VALUE FOR OPTIONAL BENEFITS:
Income Plus For Life 5.09(4)                                                          Not Offered
Maximum fee:                                                   1.20%
Current fee:                                                   0.90%
Income Plus For Life - Joint Life 5.09(4)
Maximum fee:                                                   1.20%                                Not Offered
Current fee:                                                   0.90%
Accumulated Value Enhancement                  Not Offered
(CARESolutions Plus) Rider(5)
Maximum fee:                                                   1.00%        0.35%        1.00%        1.00%        1.00%
Current fee:                                                   0.40%        0.35%        0.35%        0.35%        0.35%
Enhanced Death Benefit Rider(6, 7)                             0.25%        0.25%     Not offered  Not offered     0.25%
Earnings Enhancement Death Benefit Rider                       0.25%        0.25%        0.25%        0.25%        0.25%
Guaranteed Retirement Income Benefit Rider(7)                  0.30%        0.30%        0.45%        0.45%        0.30%
Highest Anniversary Death Benefit Rider                     Not offered  Not offered     0.25%        0.25%     Not offered
Waiver of Withdrawal Charge
   ("CARESolutions") Rider(8)                               Not offered     0.10%     Not offered  Not offered     0.10%

NOTES TO FEE AND EXPENSE TABLE

(1) The Mortality and Expense Risks Fee is reduced to 0.85% in the eighth Contract Year and thereafter.

(2) The total Separate Account Annual Expenses (with no optional benefit Riders elected) is reduced to 1.00% in the eighth Contract Year and thereafter.

(3) The total Separate Account Annual Expenses (with the Annual Step-Up Death Benefit Rider elected) is reduced to 1.20% in the eighth Contract Year and thereafter.

(4) The guaranteed minimum withdrawal benefit Rider fees are reflected as a percentage of Adjusted Benefit Base.

(5) The Accumulated Value Enhancement (CARESolutions Plus) Rider charge is a percentage of initial premium payment.

(6) The rate shown is applicable to Enhanced death benefit Riders issued after May 1, 2002. In certain states and for Riders issued prior to May 1, 2002, a lower rate may apply.

(7) The Enhanced "Stepped-up" death benefit Rider, Accidental death benefit Rider, Enhanced death benefit Rider, Earnings Enhancement death benefit Rider and the Guaranteed Retirement Income Benefit Rider charges are a percentage of Contract total value.

(8) The Nursing Home Waiver charge and the charge for the Waiver of Withdrawal Charge (CARE Solutions Plus) Rider apply to that portion of your Contract's total value attributable to premiums that are still subject to withdrawal charges.

Investment Options

VARIABLE INVESTMENT OPTIONS. The Declaration variable annuity contract currently offers six Investment Options. The Accommodator variable annuity contract currently offers 18 Variable Investment Options. The Accommodator 2000 variable annuity, Independence variable annuity, Independence Preferred variable annuity, Independence 2000 variable annuity and Patriot variable annuity contracts currently offer eighteen Variable Investment Options. Revolution Value variable annuity and Revolution Access variable annuity currently offer 25 Variable Investment Options. The Revolution Extra variable annuity currently offers 24 to 29 Variable Investment Options, depending upon the date of issue or the broker-dealer through whom it was sold, and Revolution Value II variable annuity currently offers 27 Variable Investment Options.

The New Contract offers the Variable Investment Options shown on the first page of the Prospectus. If you elect to exchange your John Hancock qualifying contract for a New Contract with an optional guaranteed minimum withdrawal benefit Rider, you may invest your Contract Value only in the Investment Options we make available with this benefit. We describe these Investment Options in the Prospectus.


In most cases, the New Contract's Variable Investment Options invest in the Series II class of Portfolio shares of the John Hancock Trust that are subject to a 12b-1 fee. In most cases, the John Hancock qualifying contract's Variable Investment Options invest in a less expensive class of Portfolio shares of the John Hancock Trust (the "NAV" class) that is not subject to a 12b-1 fee.


You should compare the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own a Contract. Fees and expenses of the Portfolios are not fixed or specified under the terms of the contracts and may vary from year to year. More detail concerning the fees and expenses of each Portfolio is contained in that Portfolio's prospectus. You can obtain additional information about the available underlying Portfolios in your John Hancock qualifying contract or in a New Contract, including a current prospectus for each of the Portfolios that contains information about the Portfolio's fees and expenses, by contacting us at the following address:


      ANNUITIES SERVICE CENTER:                             MAILING ADDRESS:
         164 Corporate Drive                                 P.O. Box 9505
      Portsmouth, NH 03801-6815                        Portsmouth, NH 03802-9505
(617) 663 - 3000 or (800) 344 - 1029

     Toll-free for ACCOMMODATOR, ACCOMMODATOR 2000, INDEPENDENCE, INDEPENDENCE 2000, INDEPENDENCE PREFERRED, DECLARATION, PATRIOT, REVOLUTION ACCESS, REVOLUTION EXTRA, REVOLUTION VALUE AND REVOLUTION VALUE II CONTRACTS: (800) 824 - 0335

You should review this information carefully before electing to exchange a John Hancock qualifying contract for a New Contract.

Fixed Investment Options

FIXED INVESTMENT OPTIONS. The Revolution Extra and Revolution Value II Contracts currently provide a Fixed Investment Option. The New Contract does not currently offer Fixed Investment Options, and you will not have the ability to invest in a Fixed Investment Option if you elect to participate in the John Hancock USA Annuity Exchange Program.

MARKET VALUE ADJUSTMENT.

If your John Hancock qualifying contract is a Declaration, Patriot, Revolution Access, Revolution Extra or Revolution Value variable annuity contract, you currently have the ability to invest in a Guaranteed Period Fixed Investment Option that has a "market value adjustment" or "MVA" feature and, in some states, a minimum guaranteed rate. The New Contract does not offer a similar Investment Option. If you exchange your contract for a New Contract, the market value adjustment may be applied to your exchanged value if all or a part of your Contract Value is allocated to a Guarantee Period. The MVA may reduce the exchanged amount when current interest rates are higher than the credited rate on the fixed investment although the magnitude of the adjustments may differ due to differences in adjustment formulas. The MVA adjustment also provides upside potential, increasing the exchanged value when current interest rates are lower than the Fixed Investment Option credited rate. You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of a market value adjustment before you elect to participate in the John Hancock USA Annuity Exchange Program.


The MVA adjustment described above does not apply if your John Hancock qualifying contract is an Accommodator, Accommodator 2000, Independence, Independence Preferred, Independence 2000, or Revolution II variable annuity contract. These John Hancock qualifying contracts contain no provisions that permit allocation of Contract Value in a Fixed Investment Option with a guaranteed minimum interest rate.


Sales and Withdrawal Charges

Under the John Hancock USA Annuity Exchange Program, we will waive all withdrawal charges described in the Venture(R) Prospectus if you exchange your John Hancock qualifying contract for a New Contract. This means that any Purchase Payments you make to a New Contract, including any Additional Purchase Payments after we issue a New Contract, will not be subject to a withdrawal charge.

If you elect not to participate in the John Hancock USA Annuity Exchange Program, you may keep your John Hancock qualifying contract and continue to make Additional Purchase Payments as permitted under the terms of that contract. If you do, those Purchase Payments will be subject to sales and withdrawal charges in accordance with the terms stated in that contract. We compare the maximum sales and withdrawal charges for John Hancock qualifying contracts with the waived withdrawal charge under a New Contract in the first table above.

Death Benefit Before Annuity Commencement Date

The death benefit under your John Hancock qualifying contract:

     - may provide coverage on one or more persons who are not covered under a New Contract; and

     - may be for amounts or durations that are not the same as the death benefit under a New Contract.

We provide a general summary of these matters in the following sections, but you should review your John Hancock qualifying contract carefully before you elect to participate in the John Hancock USA Annuity Exchange Program for more specific information applicable to you.

COVERED PERSONS. The following table indicates the person(s) who are covered for a minimum guaranteed death benefit before the Annuity Commencement Date. This table is only a summary; minimum guaranteed death benefit features may vary by state. You should carefully read the Venture(R) Prospectus for the New Contract, your John Hancock qualifying contract and the prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.

              NEW
           CONTRACT              ACCOMMODATOR                          INDEPENDENCE INDEPENDENDENCE
           (Venture ACCOMMODATOR     2000     DECLARATION INDEPENDENCE   PREFERRED       2000
           Variable   variable     variable     variable    variable     variable      variable
           Annuity)    annuity      annuity     annuity     annuity       annuity       annuity
           -------- ------------ ------------ ----------- ------------ ------------ ---------------
       COVERED PERSON FOR MINIMUM GUARANTEED DEATH BENEFIT BEFORE ANNUITY COMMENCEMENT DATE:
OWNER:        Yes       No(1)        No(1)       No(1)        No(1)        No(1)         No(1)
ANNUITANT:   No(3)       Yes          Yes         Yes          Yes          Yes           Yes

                                                     REVOLUTION REVOLUTION
                    REVOLUTION REVOLUTION REVOLUTION VALUE II \ VALUE II \
            PATRIOT   ACCESS      VALUE      EXTRA     PLAN A     PLAN B
           variable  variable   variable   variable   variable   variable
            annuity   annuity    annuity    annuity    annuity    annuity
           -------- ---------- ---------- ---------- ---------- ----------
    COVERED PERSON FOR MINIMUM GUARANTEED DEATH BENEFIT BEFORE ANNUITY
                            COMMENCEMENT DATE:
OWNER:       No(1)    Yes(2)     Yes(2)      No(1)      No(1)      No(1)
ANNUITANT:    Yes     Yes(2)     Yes(2)       Yes        Yes        Yes

(1) Unless you are also the Annuitant, the minimum amount payable upon death of an Owner is not guaranteed and will reflect a Contract's then current account value.

(2) The minimum guaranteed death benefit for Revolution Access and Revolution Value Contracts generally is based on death of the Owner or Annuitant, whichever first occurs. In certain states (IL & MN), the minimum guaranteed death benefit is based on the Annuitant's life.

(3) There is no minimum guaranteed death benefit applicable to an Annuitant under a New Contract unless the Owner also is the Annuitant.

AMOUNT OF MINIMUM DEATH BENEFIT BEFORE ANNUITY COMMENCEMENT DATE. The amount of a minimum guaranteed death benefit may differ between your John Hancock qualifying contract and any New Contract that we may issue under the John Hancock USA Annuity Exchange Program. The following information provides a general summary and may be subject to specific terms, limits and conditions. You should carefully review the Venture(R) Prospectus for the New Contract, your John Hancock qualifying contract and the annuity prospectus for your John Hancock qualifying contract for more information on the terms, limits and conditions applicable to your situation.

     - NEW CONTRACT (Venture(R) Variable Annuity). The guaranteed minimum death benefit is equal to the greater of (1) the sum of all Purchase Payments less withdrawals, or (2) the current Contract Value.

     - ACCOMMODATOR variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value, or (2) total Purchase Payments less withdrawals and charges (after the anniversary of the contract nearest age 65, Contract Value paid only).

     - ACCOMMODATOR 2000 variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) the current Contract Value, or
          (2) total Purchase Payments less withdrawals and charges (after Contract Anniversary nearest age 65, Contract Value paid only).

     - DECLARATION variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) accumulated value (adjusted for MVA-except NY) or, (2) total Purchase Payments less partial withdrawals.

     - INDEPENDENCE variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) Contract Value, or (2) total Purchase Payments less withdrawals and charges (after Contract Anniversary nearest age 75, Contract Value paid only).

     - INDEPENDENCE PREFERRED variable annuity. The guaranteed minimum death benefit is based on the greatest of: (1) Contract Value, (2) total Purchase Payments less withdrawals and charges, or (3) Stepped-up value as of last 3-year Contract Anniversary (stops at Contract Anniversary prior to age 81).

     - INDEPENDENCE 2000 variable annuity. The guaranteed minimum death benefit is based on the greatest of: (1) Contract Value, (2) total Purchase Payments less withdrawals and charges, or (3) Stepped-up value as of last 5-year Contract Anniversary (stops at Contract Anniversary prior to age 81).

     - PATRIOT variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) accumulated value (adjusted for MVA-except NY), or (2) total Purchase Payments less withdrawals.

     - REVOLUTION ACCESS variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment (no adjustment for NY Contracts), or (2) total Purchase Payments less withdrawals.

     - REVOLUTION EXTRA variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment, or (2) the total Purchase Payments less withdrawals.

     - REVOLUTION VALUE II variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment, or (2) the total Purchase Payments less withdrawals.

     - REVOLUTION VALUE variable annuity. The guaranteed minimum death benefit is based on the greater of: (1) current Contract Value adjusted by a market value adjustment (no adjustment for NY Contracts), or (2) total Purchase Payments less withdrawals.

Even if the current death benefit value under your John Hancock qualifying contract is no greater than your contract's surrender value, you should consider the possibility that that the minimum death benefit under that contract could increase in the future. You should also review your John Hancock qualifying contract carefully for the impact of withdrawals on that contract's guaranteed minimum death benefit. The manner in which we adjust the guaranteed minimum death benefit under a New Contract for withdrawals may differ from that under a John Hancock qualifying contract. (See the section in the Prospectus entitled "Description of the Contract-Death Benefit During Accumulation Period" for more information about the New Contract.)

Optional Benefit Riders

You may have purchased optional benefit Riders for your John Hancock qualifying contract that are NOT available with a New Contract. If so, you should review your John Hancock qualifying contract carefully before electing to participate in the John Hancock USA Annuity Exchange Program. We summarize some of the features of these optional benefits below, but you should review your contract carefully for a complete description of the benefits, conditions and limitations applicable to your situation.

THE FOLLOWING OPTIONAL BENEFIT RIDERS ARE NOT AVAILABLE WITH A NEW CONTRACT, AND YOU WILL NO LONGER BE ENTITLED TO THE BENEFIT IF YOU ELECT TO PARTICIPATE IN THE JOHN HANCOCK USA ANNUITY EXCHANGE PROGRAM:

     - Accidental Death Benefit Rider to DECLARATION and PATRIOT variable annuity contracts - provides a benefit upon the accidental death of the Annuitant prior to the earlier of the contract's Maturity Date or the Annuitant's 80th birthday. Under this Rider, the Beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000.

     - Nursing Home Waiver to DECLARATION and PATRIOT variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the Contract Owner becomes confined to a nursing home following a waiting period described in the Rider after the date of issue of the contract, (b) the Contract Owner remains in the nursing home a continuous period described in the Rider and receives skilled nursing care, (c) the issuing company receives a request for a withdrawal and adequate proof of confinement within the period described in the Rider after discharge from the facility, and (d) the confinement is prescribed by a doctor and medically necessary. The New Contract provides a Nursing Home Waiver as a standard feature, subject to terms and conditions similar to those of this Rider.

     - Enhanced Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - provides a guarantee that the death benefit before the contract's Maturity Date will not be less than: (a) for contracts purchased outside New York or Washington states, the amount of each premium accumulated at 5% effective annual interest during the Rider's measuring period (less any partial withdrawals and not including any interest on such amounts after they are withdrawn); or, if greater, (b) the highest total value of the contract (adjusted by any market value adjustment) as of any Contract Anniversary during the Rider's measuring period, plus any Purchase Payments made since that Contract Anniversary, minus any withdrawals since that Contract Anniversary. For these purposes, the benefit's "measuring period" includes only those Contract Anniversaries that occur (1) before we receive proof of death and (2) before the

          "measuring life" attains age 81. The Rider's "measuring life" may vary, depending on the Owner and Annuitant, as described in the Rider.

     - Earnings Enhancement Death Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this benefit, the death benefit before the Maturity Date may be increased by an earnings enhancement amount that will vary based on the age of the Owners and Annuitants at time of purchase. If all of the Owners and the Annuitant were under age 70 at the time of purchase, the earnings enhancement amount is 40% of the difference between (a) the death benefit and (b) the total Purchase Payments, less any withdrawals from the contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the Rider. If any of the Owners or the Annuitant was age 70 or older at the time of purchase, the earnings enhancement amount is 25% of the difference between (a) the death benefit and (b) the total Purchase Payments, less any withdrawals from the Contract in excess of earnings (including any surrender charges imposed on these withdrawals), subject to a maximum benefit amount described in the Rider.

     - Accumulated Value Enhancement (CARESolutions Plus) Rider* to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - under this Rider, the issuing company makes a contribution to the total value of the contract on a monthly basis if the covered person (who must be an Owner and the Annuitant): (a) is unable to perform at least 2 activities of daily living without human assistance or has a cognitive impairment; and (b) is receiving certain qualified services described in the Rider. The specifications page of the contract shows the amount of the contribution (called the "Monthly Benefit"), and the Rider contains an inflation protection feature that will increase the Monthly Benefit by 5% each year after the 7th Contract Year. The specifications page of the contract also contains a limit on how much the total value of the contract can be increased by this Rider (the "benefit limit"). The Rider must be in effect for 7 years before any contribution will occur.

     - Guaranteed Retirement Income Benefit Rider to REVOLUTION ACCESS and REVOLUTION VALUE variable annuity contracts - this benefit guarantees a minimum amount that can be applied to a lifetime annuity payment option, subject to the conditions described in the Rider.

     - Waiver of Withdrawal Charge (CARESolutions) Rider* to REVOLUTION VALUE variable annuity contracts - provides a waiver of the withdrawal charges on any withdrawals, if (a) the "covered person" becomes confined to a nursing home beginning at least 30 days after the date of issue of the Contract, (b) the "covered person" remains in the nursing home for at least 90 consecutive days receiving nursing care, and (c) the confinement is prescribed by a doctor and medically necessary because of a covered physical or mental impairment. In addition, depending on the state, the Rider may also provide for a waiver of withdrawal charges if a covered person has been diagnosed with a chronic, critical or terminal illness to the extent so provided in the Rider. A "covered person" under the Rider includes the Owner and the Owner's spouse, unless the Owner is a trust. If the Owner is a trust, a "covered person" includes the Annuitant and the Annuitant's spouse.

* If you elect to participate in the John Hancock USA Annuity Exchange Program, you will also lose any ancillary benefits, such as access to advice about elder care services and a list of long term care providers in your area.

Annuity Payments

The type and amount of annuity payments available to you under your John Hancock qualifying Contract will differ from that available under the New Contract.

TYPE OF ANNUITY PAYMENT. Both your John Hancock qualifying contract and the New Contract provide for annuity payments that may be made on a fixed, variable, or combination fixed and variable basis.

Your John Hancock qualifying contract guarantees that the following Annuity Options will be made available:

     -    Non-refund Life Annuity, and

     - Life Annuity with Payments Guaranteed for 5, 10 or 20 Years (Guaranteed Period is 3 to 30 years for Declaration and Patriot variable annuity contracts with limitations depending on age of Contract or certificate).

Annuity Options in addition to those that are contractually guaranteed may also be offered under your John Hancock qualifying contract. You can obtain additional information on any additional Annuity Options currently available under your John Hancock qualifying contract by calling John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company at the following number: (800) 824 - 0335.

The New Contract guarantees the following Annuity Options:

     -    Non-refund Life Annuity;

     -    Life Annuity with Payments Guaranteed for 10 Years;

     -    Joint & Survivor Non-refund Life Annuity; and

     -    Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years.

We may also offer Annuity Options from time to time that are in addition to those contractually guaranteed under a New Contract. These additional Annuity Options may differ from the Annuity Options available under your John Hancock qualifying contract.

AMOUNT OF ANNUITY PAYMENTS. The annuity purchase rates guaranteed in the New Contract differ from the annuity purchase rates contained in the John Hancock qualifying contracts. This means that even if the total Contract Value applied to the same type of annuity payment option were equal in amount, the initial annuity payment under a New Contract may differ from that under a John Hancock qualifying contract.

In addition, the "assumed interest rate" used to determine the amount of a Variable Annuity payment under a New Contract differs from the "assumed interest rate" used to determine the amount of a Variable Annuity payment under a John Hancock qualifying contract, as summarized below:

     PRODUCT NAME                             ASSUMED INTEREST RATE
----------------------   ---------------------------------------------------------------
Declaration                                            3.5%
Patriot
Revolution Access
Revolution Extra
Revolution Value         (Where permitted by state, Annuitant may elect to use 5% or 6%)
Revolution Value II
Accommodator
Accommodator 2000
Independence                                          3.50%
Independence Preferred
Independence 2000
Venture(R)                                            3.00%

You should carefully review your John Hancock qualifying contract and the prospectus for that contract for additional information on the calculation of annuity payments before you elect to participate in the John Hancock USA Annuity Exchange Program.

We pay compensation at a reduced rate for New Contracts issued under the Program.

Broker-dealers sell the New Contracts that we will issue under this Program through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors pays ongoing compensation with respect to New Contracts issued under the Program (inclusive of wholesaler overrides and expense allowances) at an annual rate of up to 2.0% of Purchase Payments and up to 1.0% of the values of the New Contract attributable to such Purchase Payments, in lieu of any other compensation described in this Prospectus.

Other Matters


There may be differences between a John Hancock qualifying contract, as amended by tax-qualified retirement plan endorsements, and the New Contracts, as amended by similar Qualified Plan endorsements. If you are using a John Hancock qualifying contract in connection with a tax-qualified retirement plan, you should consult a qualified tax advisor before electing to participate in the John Hancock USA Annuity Exchange Program. See also "VIII. Federal Tax Matters" in this Prospectus and in the prospectus for your John Hancock qualifying contract.

               Appendix D: Additional Availability of Guaranteed
                       Minimum Withdrawal Benefit Riders

Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

This section describes the conditions under which you may elect to purchase, or to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract, for one of the following optional GMWB Riders after you have purchased a Contract:

     -    Income Plus For Life 5.09; or

     -    Income Plus For Life - Joint 5.09.

Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange an existing GMWB Rider for a new GMWB Rider for use with a previously issued Contract, we will terminate the existing GMWB Rider upon the effective date of the new GMWB Rider.

You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits (or Bonuses), Target Amount adjustments, and Step-Ups under your existing GMWB Rider if you purchase a new GMWB Rider.

     - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under the Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less, during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new GMWB Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new GMWB Rider in one or more of the Investment Options we make available for that Rider. Your existing GMWB Rider may permit you to invest in Investment Options that are not available under a new GMWB Rider. If you choose to purchase a new GMWB Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under the new GMWB Rider before you can purchase that Rider.

For more information regarding the currently available Investment Options for GMWB Riders, please see "VI. Optional Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) under a new GMWB Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new GMWB Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.09 Rider.

     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under an existing GMWB Rider for you to elect to purchase a new GMWB Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing GMWB Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing GMWB Rider for the same type of GMWB Rider (i.e., Income Plus For Life 5.09 for Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 for Income Plus For Life - Joint Life 5.09) unless we agree otherwise.


     - State of Issue Restriction - You may purchase a GMWB Rider only if it is then available in the state where we issued your Contract. You can find out if an optional GMWB Rider is available in the state where we issued your Contract by contacting our Annuities Service Center at 800-344-1029, or in New York State, 800-551-2078.

     - IRA Beneficiary Restriction - You may not purchase a GMWB Rider in connection with a new or existing Beneficiary IRA (see "Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "VI. Optional Benefits").

     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.

Before you purchase a new GMWB Rider:

     - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and

     - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We provide a thirty-day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new GMWB Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new GMWB Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a GMWB Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.

Under our current administrative procedures, neither you nor a Beneficiary can exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

ARE FIXED INVESTMENT OPTIONS AVAILABLE?


Currently, we do not make available any Fixed Investment Options. We may make available a DCA Fixed Investment Option under a DCA program (see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details).


HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing GMWB Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new GMWB Rider (i.e., the start of an Election Period). If you purchase a new GMWB Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:

                                        INCOME PLUS FOR
FEES DEDUCTED FROM   INCOME PLUS FOR   LIFE - JOINT LIFE
 CONTRACT VALUE(1)      LIFE 5.09             5.09
------------------   ---------------   -----------------
Maximum Fee(2)            1.20%             1.20%
Current Fee               0.90%             0.90%

----------
(1)  Fees are shown as a percentage of the Adjusted Benefit Base.

(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-Up of the Benefit Base to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn (i.e., without any reduction in your guaranteed amount) each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing GMWB Rider.

The amount permitted to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



                            COVERED PERSON'S AGE ON
                                  THE CONTRACT
                              ANNIVERSARY PRIOR TO
                             THE FIRST WITHDRAWAL
 INITIAL ANNUAL GUARANTEE      AFTER THE LIFETIME                                 INCOME PLUS FOR LIFE -
       ON NEW RIDER               INCOME DATE         INCOME PLUS FOR LIFE 5.09      JOINT LIFE 5.09
-------------------------   -----------------------   -------------------------   ----------------------
Lifetime Income Amount(1)         58 1/2 - 63                 4.00% of                   3.75% of
                                                           Contract Value             Contract Value
                                  64 and over                 5.00% of                   4.75% of
                                                           Contract Value             Contract Value


----------
(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus For Life - Joint
     Life) is at least 58 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date.

Please see "VI. Optional Benefits" for additional information about reductions and the annual "permitted" amounts under a new GMWB Rider.

We will decrease amounts guaranteed under a GMWB Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing GMWB Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


If you purchase or exchange into a new GMWB Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing GMWB Rider. For Credit information, see the "Credit" section in "VI. Optional Benefits."


Impact of Purchase Payments

Since the initial guarantees and other benefits under a new GMWB Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals

We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus For Life 5.09 or Income Plus For Life
- Joint Life 5.09 Rider, we will reduce the death benefit on a pro rata basis. Please see "VI. Optional Benefits" for additional information on the effect of withdrawals under a GMWB Rider.

Continuation of Contract after death benefits become payable

Coverage under any of our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a GMWB Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed Owner if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each GMWB Rider ends as described in "VI. Optional Benefits."

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each GMWB Rider may continue as described in "VI. Optional Benefits."

If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current GMWB Rider to the impact on death benefits under a new GMWB Rider.

WHEN CAN I ELECT TO PURCHASE A NEWLY AVAILABLE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We provide no assurance that you will be able to exchange your current GMWB Rider (your "Current Rider") for an Income Plus For Life 5.09 Series Rider in any given state.

If you are eligible and decide to exchange your Current Rider for an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider:

     - you will have to pay the current annual fee for the new Rider, as described in the Fee Tables section of this Prospectus;

     - the Covered Person under a new Income Plus For Life 5.09 Rider must be a Covered Person under your Current Rider;

     - one of the Covered Persons under a new Income Plus For Life - Joint Life 5.09 Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;

     - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;

     - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;

     - if you exchange your Rider on or after the first Contract Anniversary, for purposes of calculating the Credit under the new Rider, we will treat the Contract Value on the date of the exchange as a Purchase Payment. We will not take into consideration any Purchase Payments, withdrawals or Contract Values prior to the date of the exchange.

We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.

Except as stated above, you may not elect more than one GMWB Rider for a Contract.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture(R) Contracts (Venture(R) 2006) with no optional benefit
          Riders; and



     - Venture(R) Contracts (Venture(R) 2006) issued with an Annual Step-Up Death Benefit Rider.


Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture New Sales (Venture 2006)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

               ACCUMULATION UNIT VALUES- VENTURE VARIABLE ANNUITY

                                  YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED      ENDED
                                12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01   12/31/00
                               ---------  --------  --------  --------  --------  --------  --------  --------  --------   --------
CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        15.062        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       759,975        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units        62,474        --        --        --        --        --        --        --        --         --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        15.042        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       353,271        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units        72,419        --        --        --        --        --        --        --        --         --
CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        15.054        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units     1,054,278        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units        75,120        --        --        --        --        --        --        --        --         --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        15.034        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       439,850        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       123,346        --        --        --        --        --        --        --        --         --
CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        15.421        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units     1,153,654        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units        97,579        --        --        --        --        --        --        --        --         --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        15.401        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       445,536        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units        30,340        --        --        --        --        --        --        --        --         --
CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        14.733        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units     2,869,745        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       179,238        --        --        --        --        --        --        --        --         --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        14.713        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units     1,542,062        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       175,217        --        --        --        --        --        --        --        --         --
CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
    Value at Start of Year        12.500        --        --        --        --        --        --        --        --         --
      Value at End of Year        15.229        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units     2,363,960        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       184,057        --        --        --        --        --        --        --        --         --
Venture 2006 Contracts with Annual Step Death Benefit
    Value at Start of Year            --        --        --        --        --        --        --        --        --         --
      Value at End of Year        12.500        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       944,707        --        --        --        --        --        --        --        --         --
 Venture 2006 No. of Units       198,347        --        --        --        --        --        --        --        --         --

Venture New Sales (Venture 2006)

                              YEAR       YEAR         YEAR       YEAR       YEAR     YEAR       YEAR      YEAR      YEAR      YEAR
                             ENDED      ENDED        ENDED      ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09   12/31/08     12/31/07   12/31/06   12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                          -----------  ----------  ---------- ----------  --------  --------  --------  --------  --------  --------
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year       10.134      13.942      13.237     12.500        --         --        --        --        --       --
    Value at End of Year       12.187      10.134      13.942     13.237        --         --        --        --        --       --
    Venture No. of Units   11,937,906   6,586,789   4,059,033    998,348        --         --        --        --        --       --
 NY Venture No. of Units      825,329     561,858     396,385     41,787        --         --        --        --        --       --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year       10.080      13.896      13.219     12.500        --         --        --        --        --       --
    Value at End of Year       12.098      10.080      13.896     13.219        --         --        --        --        --       --
    Venture No. of Units    3,625,317   1,489,443     850,317    187,147        --         --        --        --        --       --
 NY Venture No. of Units      577,013     348,769     273,308     96,196        --         --        --        --        --       --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year        9.452      13.949      13.279     12.500        --         --        --        --        --       --
    Value at End of Year       12.192       9.452      13.949     13.279        --         --        --        --        --       --
    Venture No. of Units  129,428,869  84,436,668  50,537,617 18,261,108        --         --        --        --        --       --
 NY Venture No. of Units   10,279,016   7,407,202   4,545,842  1,465,042        --         --        --        --        --       --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year        9.402      13.902      13.261     12.500        --         --        --        --        --       --
    Value at End of Year       12.103       9.402      13.902     13.261        --         --        --        --        --       --
    Venture No. of Units   45,959,486  29,484,687  18,123,171  6,682,623        --         --        --        --        --       --
 NY Venture No. of Units    6,604,644   4,091,410   2,388,264    805,122        --         --        --        --        --       --
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year       11.427      13.708      13.185     12.500        --         --        --        --        --       --
    Value at End of Year       13.718      11.427      13.708     13.185        --         --        --        --        --       --
    Venture No. of Units   22,518,295  10,701,990   2,522,542    645,246        --         --        --        --        --       --
 NY Venture No. of Units    1,699,009     722,380     200,537     41,530        --         --        --        --        --       --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year       11.366      13.662      13.168     12.500        --         --        --        --        --       --
    Value at End of Year       13.618      11.366      13.662     13.168        --         --        --        --        --       --
    Venture No. of Units    9,831,620   3,758,809   1,029,390    219,305        --         --        --        --        --       --
 NY Venture No. of Units    1,272,899     533,748      98,894     21,842        --         --        --        --        --       --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year        8.727      13.940      13.148     12.500        --         --        --        --        --       --
    Value at End of Year       11.470       8.727      13.940     13.148        --         --        --        --        --       --
    Venture No. of Units  171,328,800 134,562,788  94,754,801 35,604,528        --         --        --        --        --       --
 NY Venture No. of Units   11,123,374   8,557,262   6,097,539  2,090,157        --         --        --        --        --       --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year        8.680      13.893      13.130     12.500        --         --        --        --        --       --
    Value at End of Year       11.386       8.680      13.893     13.130        --         --        --        --        --       --
    Venture No. of Units   70,011,381  54,475,588  36,267,093 13,599,045        --         --        --        --        --       --
 NY Venture No. of Units    6,978,262   5,273,223   3,145,151  1,019,326        --         --        --        --        --       --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year       10.265      13.728      13.216     12.500        --         --        --        --        --       --
    Value at End of Year       12.874      10.265      13.728     13.216        --         --        --        --        --       --
    Venture No. of Units   36,440,505  19,008,076   9,207,200  2,580,766        --         --        --        --        --       --
 NY Venture No. of Units    3,303,579   2,163,904     872,209    220,356        --         --        --        --        --       --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year       10.211      13.683      13.198     12.500        --         --        --        --        --       --
    Value at End of Year       12.780      10.211      13.683     13.198        --         --        --        --        --       --
    Venture No. of Units   15,316,970   7,980,540   4,089,257  1,317,391        --         --        --        --        --       --
 NY Venture No. of Units    2,348,433   1,368,930     534,617    165,482        --         --        --        --        --       --

Venture New Sales (Venture 2006)

                               YEAR        YEAR        YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED       ENDED       ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                             12/31/09    12/31/08    12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                            ----------  ----------  ---------  --------  --------  --------  --------  --------  --------  --------
MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
  Value at Start of Year        13.227      13.175     12.772    12.500        --        --        --        --        --        --
    Value at End of Year        13.086      13.227     13.175    12.772        --        --        --        --        --        --
    Venture No. of Units    13,774,714  10,993,289  2,055,751   795,970        --        --        --        --        --        --
 NY Venture No. of Units       618,056     521,737    134,319    41,156        --        --        --        --        --        --
Venture 2006 Contracts with Annual Step Death Benefit
  Value at Start of Year        13.157      13.131     12.755    12.500        --        --        --        --        --        --
    Value at End of Year        12.990      13.157     13.131    12.755        --        --        --        --        --        --
    Venture No. of Units     5,264,535   3,294,654    968,324   163,023        --        --        --        --        --        --
 NY Venture No. of Units       592,310     372,374     97,392     6,603        --        --        --        --        --        --

                                   VERSION B
                          (Venture Variable Annuities)
                         (previously issued contracts)

                                                    Prospectus dated May 3, 2010


                                      LOGO

                           Venture(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in VENTURE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Variable Annuity Contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Variable Annuity Contract on or after May 3, 2010.


Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.


JOHN HANCOCK TRUST                          JOHN HANCOCK TRUST                             JOHN HANCOCK TRUST
500 Index Trust(1,12)                       Equity-Income Trust(12)                        Optimized All Cap Trust(1,12)
Active Bond Trust(1,12)                     Financial Services Trust(12)                   Optimized Value Trust(1,12)
All Cap Core Trust(1,12)                    Franklin Templeton Founding                    Real Estate Securities Trust(12)
All Cap Value Trust(1,12)                    Allocation Trust(12)                          Real Return Bond Trust(1,12)
American Asset Allocation Trust(12)         Fundamental Value Trust(12)                    Science & Technology Trust(12)
American Blue Chip Income and Growth        Global Trust(1,12)                             Short Term Government Income
Trust(1,12)                                 Global Bond Trust(12)                          Trust(8,12)
American Bond Trust(12)                     Health Sciences Trust(12)                      Small Cap Growth Trust(12)
American Fundamental Holdings Trust(12)     High Income Trust(12)                          Small Cap Index Trust(1,12)
American Global Diversification Trust(12)   High Yield Trust(12)                           Small Cap Opportunities Trust(12)
American Global Growth Trust(12)            International Core Trust(12)                   Small Cap Value Trust(12)
American Global Small Capitalization        International Equity Index Trust A(1,3,12)     Small Company Value Trust(12)
Trust(12)                                   International Opportunities Trust(12)          Smaller Company Growth Trust(9,12)
American Growth Trust(12)                   International Small Company Trust(4,12)        Strategic Bond Trust(12)
American Growth-Income Trust(12)            International Value Trust(5,12)                Strategic Income Opportunities
American High-Income Bond Trust(12)         Investment Quality Bond Trust(12)              Trust(1,10,12)
American International Trust(12)            Large Cap Trust(1,12)                          Total Return Trust(12)
American New World Trust(12)                Large Cap Value Trust(1,12)                    Total Stock Market Index
Blue Chip Growth Trust(12)                  Lifestyle Aggressive Trust(12)                 Trust(1,12)
Capital Appreciation Trust(2,12)            Lifestyle Balanced Trust(6)                    U.S. High Yield Bond Trust(1,12)
Capital Appreciation Value Trust(12)        Lifestyle Conservative Trust                   Utilities Trust(1,12)
Core Allocation Trust                       Lifestyle Growth Trust                         Value Trust(12)
Core Allocation Plus Trust(12)              Lifestyle Moderate Trust
Core Balanced Trust                         Mid Cap Index Trust(1,7,12)                    BLACKROCK VARIABLE
Core Bond Trust(1,12)                       Mid Cap Stock Trust(12)                        SERIES FUNDS, INC.(11,12)
Core Disciplined Diversification            Mid Value Trust(1,12)                          BlackRock Basic Value V. I.
Core Fundamental Holdings                   Money Market Trust                             Fund(12)
Core Global Diversification                 Natural Resources Trust(12)                    BlackRock Value Opportunities V.
Core Strategy Trust                                                                        I. Fund(12)
Disciplined Diversification Trust(12)                                                      BlackRock Global Allocation V. I.
                                                                                           Fund(12)

                                                                                           PIMCO VARIABLE
                                                                                           INSURANCE TRUST
                                                                                           PIMCO VIT All Asset Portfolio(12)



(1) Not available with Venture 2006, Ven 24, Ven 20 and Ven 21 Contracts issued on or after May 1, 2006.

(2)   Successor to "All Cap Growth Trust."


(3)   Successor to "Pacific Rim Trust."


(4)   Successor to "International Small Cap Trust."


(5)   Successor to "Overseas Equity Trust."


(6)   Successor to "Global Allocation Trust."


(7)   Successor to "Mid Cap Intersection Trust."


(8)   Successor to "U.S. Government Securities Trust."


(9)   Successor to "Emerging Small Company Trust."


(10)  Formerly "Strategic Income Trust."




(11) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.


(12) Not available with John Hancock USA Contracts issued on or after November 23, 2009.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" feature for an extra fee. If you did, John Hancock New York adds a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)               JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER     MAILING ADDRESS               ANNUITIES SERVICE CENTER      MAILING ADDRESS
164 Corporate Drive          Post Office Box 9505          164 Corporate Drive           Post Office Box 9506
Portsmouth, NH 03801-6815    Portsmouth, NH 03802-9505     Portsmouth, NH 03801-6815     Portsmouth, NH 03802-9506
(617) 663-3000 or            www.jhannuities.com           (877) 391-3748 or             www.jhannuitiesnewyork.com
(800) 344-1029                                             (800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS.....................................  1
II. OVERVIEW.....................................................  4
III. FEE TABLES..................................................  9
  EXAMPLES.......................................................  12
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  22
  THE COMPANIES..................................................  22
  THE SEPARATE ACCOUNTS..........................................  22
  THE PORTFOLIOS.................................................  23
  VOTING INTEREST................................................  35
V. DESCRIPTION OF THE CONTRACT...................................  36
  ELIGIBLE PLANS.................................................  36
     Eligibility Restrictions....................................  36
  ELIGIBLE GROUPS................................................  36
  ACCUMULATION PERIOD PROVISIONS.................................  36
     Purchase Payments...........................................  36
     Payment Enhancement.........................................  37
     Accumulation Units..........................................  38
     Value of Accumulation Units.................................  38
     Net Investment Factor.......................................  38
     Transfers Among Investment Options..........................  39
     Maximum Number of Investment Options........................  40
     Telephone and Electronic Transactions.......................  40
     Special Transfer Services - Dollar Cost Averaging Program...  41
     Special Transfer Services - Asset Rebalancing Program.......  41
     Secure Principal Program....................................  41
     Withdrawals.................................................  42
     Signature Guarantee Requirements for Surrenders and Partial
     Withdrawals.................................................  42
     Special Withdrawal Services - The Income Plan...............  43
     Special Withdrawal Services - The Income Made Easy Program..  43
     Optional Guaranteed Minimum Withdrawal Benefits.............  43
     Death Benefit During Accumulation Period....................  43
     Optional Enhanced Death Benefits............................  47
  PAY-OUT PERIOD PROVISIONS......................................  48
     General.....................................................  48
     Annuity Options.............................................  48
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  52
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  52
     Transfers During Pay-out Period.............................  52
     Death Benefit During Pay-out Period.........................  53
     Optional Guaranteed Minimum Income Benefits.................  53
  OTHER CONTRACT PROVISIONS......................................  53
     Right to Review.............................................  53
     Ownership...................................................  53
     Annuitant...................................................  54
     Beneficiary.................................................  55
     Spouse......................................................  55
     Modification................................................  55
     Our Approval................................................  55
     Misstatement and Proof of Age, Sex or Survival..............  55
  FIXED INVESTMENT OPTIONS.......................................  56
VI. CHARGES AND DEDUCTIONS.......................................  59
  WITHDRAWAL CHARGES.............................................  59
     Waiver of Applicable Withdrawal Charge......................  61
  ANNUAL CONTRACT FEE............................................  61
  ASSET-BASED CHARGES............................................  61
     Daily Administration Fee....................................  61
     Mortality and Expense Risks Fee.............................  62
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  62
  PREMIUM TAXES..................................................  63
VII. FEDERAL TAX MATTERS.........................................  64
  INTRODUCTION...................................................  64
  OUR TAX STATUS.................................................  64
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  64
  CHARITABLE REMAINDER TRUSTS....................................  64
  NONQUALIFIED CONTRACTS.........................................  65
     Undistributed Gains.........................................  65
     Taxation of Annuity Payments................................  65
     Surrenders, Withdrawals and Death Benefits..................  66
     Taxation of Death Benefit Proceeds..........................  66
     Penalty Tax on Premature Distributions......................  66
     Puerto Rico Nonqualified Contracts..........................  67
     Diversification Requirements................................  67
     Exchanges of Annuity Contracts..............................
  QUALIFIED CONTRACTS............................................  68
     Required Minimum Distributions..............................  68
     Penalty Tax on Premature Distributions......................  69
     Rollovers and Transfers.....................................  69
     Section 403(b) Qualified Plans..............................  70
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  71
  SEE YOUR OWN TAX ADVISOR.......................................  71
VIII. GENERAL MATTERS............................................  72
  ASSET ALLOCATION SERVICES......................................  72
  DISTRIBUTION OF CONTRACTS......................................  72
     Standard Compensation.......................................  72
     Revenue Sharing and Additional Compensation.................  72
     Differential Compensation...................................  73
     Contracts Sold Directly Without Payment of Any Sales
     Compensation................................................  73
  CONFIRMATION STATEMENTS........................................  74
  REINSURANCE ARRANGEMENTS.......................................  74
  STATEMENTS OF ADDITIONAL INFORMATION...........................  74
     Financial Statements........................................  75
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT RIDERS...............  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..........  E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM
WITHDRAWAL BENEFIT RIDERS........................................  F-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES...................  U-1

                        (Page intentionally left blank.)

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and, where applicable, Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.


STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that has been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.


This Prospectus describes Contracts purchased before May 3, 2010. For these purposes, "purchase" means that you completed an application and we issued your Contract before May 3, 2010.



We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Variable Annuity Contract on or after May 3, 2010. Although we still offer Venture(R) Contracts for sale, we make the offer through different Prospectuses.


This Prospectus primarily describes features of our previously issued versions of the Venture(R) Contract. We describe several versions of the Venture(R) Contract, which we may refer to as VENTURE(R) 2006 (available May 1, 2006 - April 30, 2009), subject to state availability), VEN 20, or VEN 22 (available May 1, 1998 - November 20, 2006, subject to state availability) and VEN 24 (available May, 1999 - May, 2006 in New York only). This Prospectus also describes certain older versions of the Contract, including VEN 1 (sold from June, 1985 until June, 1987), VEN 3, (sold from November, 1986 until October,
1993), VEN 7 (sold from August, 1989 until April, 1999), VEN 8 (sold from September 1992 until February, 1995) and VEN 9 (sold only in New York from November 1992 - May 1999). The principal differences between the recent versions of the Contract and the prior Contracts relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and, in the case of VEN 7 and VEN 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.


   TYPE OF         MINIMUM INITIAL        MINIMUM ADDITIONAL
  CONTRACT      PURCHASE PAYMENT(1,2)    PURCHASE PAYMENT(1)
Nonqualified            $5,000                   $30
  Qualified             $2,000                   $30


(1) The minimums differ from the amount shown for Ven 1 Contracts. For Ven 1 Nonqualified Contracts, the minimum initial Purchase Payment is $5,000 and the minimum Additional Purchase Payment is $300. We impose a minimum of $25 for Purchase Payments for Ven 1 Contracts issued as Qualified Contracts.
(2) If you purchased a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.

We may refuse to accept any Purchase Payment under a VEN 1 Contract in excess of $10,000 per Contract Year.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?


For Additional Purchase Payments, we currently offer only Variable Investment Options under the Contract.



VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options would earn interest at rates we set. Interest rates would depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we would guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.



NOTE REGARDING VEN 1 CONTRACTS. Ven 1 Contracts may invest in the Large Cap, Investment Quality Bond and Money Market Investment Options only.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.


TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may also be subject to income tax and a 10% IRS penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Guaranteed Earnings Multiplier Death Benefit;
       -  Triple Protection Death Benefit;
       -  Enhanced Death Benefit (Ven 7 and Ven 8 only); and
       -  Annual Step-Up Death Benefit (Venture(R) 2006 only).

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

       -  Income Plus For Life 5.09;


       -  Income Plus For Life - Joint Life 5.09;


       -  Income Plus For Life 12.08;


       -  Income Plus For Life - Joint Life 12.08;


       -  Income Plus For Life (Quarterly Step-Up Review);


       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);


       -  Income Plus For Life (Annual Step-Up Review);


       -  Income Plus For Life - Joint Life (Annual Step-Up Review);

       -  Principal Plus;
       -  Principal Plus for Life;
       -  Principal Plus for Life Plus Automatic Annual Step-Up;
       -  Principal Plus for Life Plus Spousal Protection; and
       -  Principal Returns.

Appendix F: Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders

       -  Income Plus For Life 5.09;


       -  Income Plus For Life - Joint Life 5.09.



We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all eight Income Plus For Life Riders, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; Income Plus For Life - Joint Life 12.08; Income Plus For Life 5.09; and Income Plus For
Life - Joint Life 5.09.


If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits
       -  Guaranteed Retirement Income Programs - offered by John Hancock USA;
       -  Guaranteed Retirement Income Programs - offered by John Hancock New
          York.

If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider. Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004, or between October 16, 2006 and November 9, 2007) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge that applied for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001 or on or after November 12, 2007. Once available, it could only be elected at Contract issue, and it cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of NY by John Hancock USA.

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you qualify, you may be eligible to purchase or exchange into one of our GMWB Riders. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
       - full or partial withdrawals (including surrenders and systematic withdrawals);
       -  payment of any death benefit proceeds;

       -  periodic payments under one of our annuity payment options;


       -  certain ownership changes; and


       -  any loan, assignment or pledge of the Contract as collateral.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Contract. The tables also describe the fees and expenses for older versions of the Venture(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolios' prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase
Payments)(2)                           VEN 20, 22, 2006   VEN 7, VEN 8   VEN 1, VEN 3
First Year                                    6%               6%             5%
Second Year                                   6%               6%             5%
Third Year                                    5%               5%             5%
Fourth Year                                   5%               4%             5%
Fifth Year                                    4%               3%             5%
Sixth Year                                    3%               2%             0%
Seventh Year                                  2%               0%             0%
Thereafter                                    0%               0%             0%
TRANSFER FEE(3)
Maximum Fee                                   $25              $25            $25
Current Fee                                   $0               $0             $0


                              JOHN HANCOCK NEW YORK

                                                              VEN 24, 2006
                                               VEN 24, 2006     (Without
MAXIMUM WITHDRAWAL CHARGE                     (With Payment      Payment
(as percentage of Purchase Payments)(2)        Enhancement)   Enhancement)   VEN 9
First Year                                          8%             6%          6%
Second Year                                         8%             6%          6%
Third Year                                          7%             5%          5%
Fourth Year                                         7%             5%          4%
Fifth Year                                          5%             4%          3%
Sixth Year                                          4%             3%          2%
Seventh Year                                        3%             2%          0%
Eighth Year                                         1%             0%          0%
Thereafter                                          0%             0%          0%
TRANSFER FEE(3)                                    $25             $25        $25
Maximum Fee                                         $0             $0          $0
Current Fee


       (1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").
       (2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.

       (3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



----------------------------------------------------------------------------------------------------------------------
                                                   JOHN HANCOCK USA

                                                                                            VEN 3, VEN 7
                                                    VENTURE(R) 2006            Ven 20, 22     AND VEN 8       VEN 1
ANNUAL CONTRACT FEE(1)                                    $30                     $30            $30           $30
----------------------------------------------------------------------------------------------------------------------
                                            CONTRACT YEARS   CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)               1-7              8+

Mortality and Expense Risks Fee(3)               1.00%            0.85%          1.25%          1.25%         1.30%
Daily Administration Fee - asset based           0.15%            0.15%          0.15%          0.15%         0.00%
                                                 ----             ----           -----          ----          -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)        1.15%            1.00%          1.40%          1.40%         1.30%
(With No Optional Riders Reflected)
----------------------------------------------------------------------------------------------------------------------
                                            CONTRACT YEARS   CONTRACT YEARS
OPTIONAL BENEFITS                                 1-7              8+

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Guaranteed Earnings Multiplier
  Fee                                         not offered      not offered       0.20%       not offered   not offered
Optional Annual Step-Up Death Benefit Fee        0.20%            0.20%       not offered    not offered   not offered
                                                 ----             ----        -----------    ----------    -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)        1.35%            1.20%          1.60%          1.40%         1.30%
(With Optional Benefits reflected, as
  applicable.)

FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal
  Benefit Rider Fee (maximum)(5)                 1.20%            1.20%          1.20%       not offered   not offered
Optional Guaranteed Retirement Income
  Programs
          (as a percentage of Income
  Base)(6)                                    not offered      not offered       0.50%       not offered   not offered
Optional Triple Protection Death Benefit
          (as a percentage of Triple
  Protection Death Benefit)(7)                not offered      not offered       0.50%       not offered   not offered
----------------------------------------------------------------------------------------------------------------------



 (1) The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 or Ven 8 Contracts.
 (2) A daily charge reflected as a percentage of the Variable Investment
     Options.

 (3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.


 (4) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.


 (5) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life Series Riders), as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders, and the Principal Returns Rider).


 (6) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability.


 (7) Subject to state availability, the Triple Protection Death Benefit was offered from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program, Guaranteed Retirement Income Program II, or Guaranteed Retirement Income Program III.

---------------------------------------------------------------------------------------------------------------
                                             JOHN HANCOCK NEW YORK

                                                            VENTURE(R) 2006              VEN 24        VEN 9
ANNUAL CONTRACT FEE(1)                                            $30                     $30           $30
---------------------------------------------------------------------------------------------------------------
                                                    CONTRACT YEARS   CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)                       1-7              8+

Mortality and Expense Risks Fee(3)                       1.00%            0.85%          1.25%         1.25%
Daily Administration Fee - asset based                   0.15%            0.15%          0.15%         0.15%
                                                         -----            -----          -----         -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                1.15%            1.00%          1.40%         1.40%
---------------------------------------------------------------------------------------------------------------
                                                    CONTRACT YEARS   CONTRACT YEARS
OPTIONAL BENEFITS                                         1-7              8+

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee                0.20%            0.20%       not offered   not offered
Optional Payment Enhancement Fee                         0.35%            0.35%          0.35%      not offered
                                                         -----            -----          -----      -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(4)                1.70%            1.55%          1.75%         1.40%

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal Benefit
  Rider Fee (maximum)(5)                                 1.20%            1.20%          0.75%      not offered
Optional Guaranteed Retirement Income Programs
          (as a percentage of Income Base)(6)         not offered      not offered       0.45%      not offered
---------------------------------------------------------------------------------------------------------------



 (1) The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 9 Contracts.
 (2) A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any Fixed Investment Option is also reduced by 0.35%.

 (3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.


 (4) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.


 (5) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life Series Riders) and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders and the Principal Returns Rider).


 (6) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability.


-------------------------------------------------------------------------------------------------------------------------------

OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
          (We deduct the fee, as applicable, on an annual basis from Contract Value.)

-------------------------------------------------------------------------------------------------------------------------------
                                                                             INCOME PLUS
                                   Income Plus     INCOME PLUS  INCOME PLUS  FOR LIFE -   INCOME PLUS
                       INCOME    For Life - Joint   FOR LIFE     FOR LIFE    JOINT LIFE   FOR LIFE -   INCOME PLUS  INCOME PLUS
                      PLUS FOR         Life        (QUARTERLY   (QUARTERLY   (QUARTERLY   JOINT LIFE    FOR LIFE     FOR LIFE
                        LIFE      (Annual Step-      STEP-UP      STEP-UP      STEP-UP    (QUARTERLY      12.08        12.08
                       (ANNUAL      Up Review)       REVIEW)      REVIEW)      REVIEW)      STEP-UP      (issued    (issued in
                       STEP-UP  (not available in    (issued    (issued in     (issued      REVIEW)      outside   New York)(1)
                     REVIEW)(1)    New York)(1)      outside   New York)(1)    outside    (issued in  New York)(1)
                                                  New York)(1)              New York)(1) New York)(1)
-------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee            1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee            0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%

-------------------------------------------------------------------------------------------------------------------------------




                       INCOME PLUS    INCOME PLUS
                        FOR LIFE -    FOR LIFE -              INCOME PLUS PRINCIPAL PLUS
                        JOINT LIFE    JOINT LIFE  INCOME PLUS  FOR LIFE -  FOR LIFE PLUS PRINCIPAL PLUS PRINCIPAL PLUS PRINCIPAL
                          12.08          12.08      FOR LIFE   JOINT LIFE    AUTOMATIC      FOR LIFE      FOR LIFE(4)   PLUS(5)
                     (issued outside  (issued in      5.09        5.09        ANNUAL      PLUS SPOUSAL
                       New York)(1)  New York)(1)                           STEP-UP(2)    PROTECTION(3)
--------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee               1.20%         1.20%        1.20%       1.20%        1.20%          1.20%          0.75%        0.75%
 Current Fee               0.85%         0.80%        0.90%       0.90%        0.70%          0.65%          0.40%        0.30%
--------------------------------------------------------------------------------------------------------------------------------
                      PRINCIPAL
                     RETURNS(6)


-------------------------------
 Maximum Fee            0.95%
 Current Fee            0.50%
-------------------------------



 (1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.
 (2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.
 (3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.

 (4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.
 (6) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



---------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                   MINIMUM(1)    Maximum
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued on and after May 13,       0.74%        1.66%
2002
---------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and
other expenses for Contracts issued prior to May 13,           0.54%        1.66%
2002
---------------------------------------------------------------------------------



     (1)For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

EXAMPLE 1: VENTURE(R) 2006 CONTRACTS (ISSUED ON OR AFTER MAY 1, 2006)
       (a) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2007 with optional benefit Riders
       (b) Maximum Portfolio Operating Expenses - Contracts issued on or after July 17, 2006 with optional benefit Riders
       (c) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2006 with optional benefit Riders
       (d) Minimum Portfolio Operating Expenses - Contracts issued with no optional benefit Riders

EXAMPLE 2: VEN 20, 22, 24 CONTRACTS (ISSUED AFTER MAY 13, 2002 AND BEFORE MAY 1,
2006)
       (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before May 1, 2006 with optional benefit Riders
       (b) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before December 9, 2003 with optional benefit Riders
       (c) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before May 1, 2006 with optional benefit Riders
       (d) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before December 11, 2004 with optional benefit Riders
       (e) Minimum Portfolio Operating Expenses - Contracts with no optional benefit Riders

EXAMPLE 3: VEN 20, 22, 24 CONTRACTS (ISSUED BEFORE MAY 13, 2002)
       (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts eligible to invest in Series I of John Hancock Trust with optional benefit Riders
       (b) Maximum Portfolio Operating Expenses - John Hancock New York Contracts eligible to invest in Series I of John Hancock Trust with optional benefit Riders
       (c) Minimum Portfolio Operating Expenses - Contracts eligible to invest in Series I of John Hancock Trust with no optional benefit Riders

EXAMPLE 4: VEN 1 CONTRACTS
       (a) Maximum Portfolio Operating Expenses
       (b) Minimum Portfolio Operating Expenses

EXAMPLE 5: VEN 3 CONTRACTS
       (a) Maximum Portfolio Operating Expenses
       (b) Minimum Portfolio Operating Expenses

EXAMPLE 6: VEN 7, 8, 9 CONTRACTS
       (a) Maximum Portfolio Operating Expenses
       (b) Minimum Portfolio Operating Expenses

All examples assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. In the "Maximum Portfolio Operating Expenses" examples, we also assume that you will pay the maximum annual Contract fee, the fees for any optional benefit Riders shown in the example and the maximum fees and expenses of any of the Portfolios. In the "Minimum Portfolio Operating Expenses" examples, we assume that you do not invest in any optional benefit Riders and that you will pay the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.

Although we provide you with examples of the costs for a Contract based on these assumptions, your actual costs may be higher or lower.

EXAMPLE 1 (A): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2007 with Annual Step-Up Death Benefit and Income Plus For Life Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the contract at the end
of the applicable time period:                 $987      $1,801     $2,651     $4,737
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
contract at the end of the applicable time     $435      $1,336     $2,276     $4,737
period:
--------------------------------------------------------------------------------------



EXAMPLE 1 (B): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after July 17, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the contract at the end
of the applicable time period:                 $984      $1,787     $2,617     $4,617
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
contract at the end of the applicable time     $433      $1,322     $2,241     $4,617
period:
--------------------------------------------------------------------------------------



EXAMPLE 1 (C): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the contract at the end
of the applicable time period:                 $937      $1,648     $2,382     $4,119
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
contract at the end of the applicable time     $386      $1,178     $1,998     $4,119
period:
--------------------------------------------------------------------------------------



EXAMPLE 1 (D): Minimum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with no optional benefit Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the contract at the end
of the applicable time period:                 $755      $1,106     $1,445     $2,199
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
contract at the end of the applicable time     $197      $  609     $1,045     $2,199
period:
--------------------------------------------------------------------------------------



EXAMPLE 2 (A): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before May 1, 2006 with Guaranteed Earnings Multiplier and Principal Protection for Life Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $960      $1,717     $2,495     $4,385
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $410      $1,251     $2,116     $4,385
period:
--------------------------------------------------------------------------------------

EXAMPLE 2 (B): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before December 9, 2003 with Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program III Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $934      $1,640     $2,368     $4,133
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $384      $1,171     $1,984     $4,133
period:
--------------------------------------------------------------------------------------



EXAMPLE 2 (C): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) Contracts issued before May 1, 2006 with Payment Enhancement and Principal Protection for Life Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,157     $1,943     $2,656     $4,573
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  425     $1,294     $2,186     $4,573
period:
--------------------------------------------------------------------------------------



EXAMPLE 2 (D): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) issued before December 11, 2004 with Guaranteed Retirement Income Program II Rider


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $911      $1,572     $2,258     $3,930
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $360      $1,100     $1,869     $3,930
period:
--------------------------------------------------------------------------------------



EXAMPLE 2 (E): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts issued after May 13, 2002 and before May 1, 2006 with no optional benefit Riders

--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $777      $1,171     $1,562     $2,493
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $220      $  678     $1,162     $2,493
period:
--------------------------------------------------------------------------------------


EXAMPLE 3 (A): Maximum Portfolio operating expenses - John Hancock USA (VEN 20,
22) Contracts eligible to invest in Series I shares of John Hancock
Trust - issued before May 13, 2002 with Guaranteed Earnings Multiplier and Guaranteed Income Retirement Program II Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $929      $1,628     $2,349     $4,108
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $379      $1,158     $1,964     $4,108
period:
--------------------------------------------------------------------------------------



EXAMPLE 3 (B): Maximum Portfolio operating expenses - John Hancock New York (VEN
24) Contracts eligible to invest in Series I shares of John Hancock
Trust - issued before May 13, 2002 with Payment Enhancement and Guaranteed Income Retirement Program I Riders


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,110     $1,803     $2,411     $3,964
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  378     $1,146     $1,930     $3,964
period:
--------------------------------------------------------------------------------------

EXAMPLE 3 (C): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with no optional benefit Riders

--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $758      $1,113     $1,460     $2,287
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $200      $  618     $1,060     $2,287
period:
--------------------------------------------------------------------------------------


EXAMPLE 4 (A): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $722      $1,172     $1,672     $2,513
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $222      $  684     $1,172     $2,513
period:
--------------------------------------------------------------------------------------



EXAMPLE 4 (B): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $692      $1,079     $1,512     $2,169
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $192      $  591     $1,012     $2,169
period:
--------------------------------------------------------------------------------------



EXAMPLE 5 (A): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $762      $1,401     $2,063     $3,384
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $312      $  952     $1,616     $3,384
period:
--------------------------------------------------------------------------------------



EXAMPLE 5 (B): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)

--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $650      $1,065     $1,504     $2,287
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $200      $  618     $1,060     $2,287
period:
--------------------------------------------------------------------------------------


EXAMPLE 6 (A): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 7, VEN 8) and John Hancock New York Contracts (VEN 9)


--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $866      $1,425     $1,900     $3,384
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $312      $  952     $1,616     $3,384
period:
--------------------------------------------------------------------------------------



EXAMPLE 6 (B): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (Ven 7, Ven 8) and John Hancock New York Contracts (VEN 9)

--------------------------------------------------------------------------------------
                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $761      $1,090     $1,344     $2,287
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $200      $  618     $1,060     $2,287
period:
--------------------------------------------------------------------------------------

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).


THE PORTFOLIOS AVAILABLE MAY BE RESTRICTED IF YOU PURCHASED A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
500 INDEX
--------------------------------------------------------------------------------------------------------------
Series I                0.46%        0.05%      0.03%       0.00%         0.54%         0.00%        0.54%
--------------------------------------------------------------------------------------------------------------
Series II               0.46%        0.25%      0.03%       0.00%         0.74%         0.00%        0.74%
--------------------------------------------------------------------------------------------------------------
ACTIVE BOND
--------------------------------------------------------------------------------------------------------------
Series I                0.60%        0.05%      0.03%       0.00%         0.68%         0.00%        0.68%
--------------------------------------------------------------------------------------------------------------
Series II               0.60%        0.25%      0.03%       0.00%         0.88%         0.00%        0.88%
--------------------------------------------------------------------------------------------------------------
ALL CAP CORE
--------------------------------------------------------------------------------------------------------------
Series I                0.78%        0.05%      0.04%       0.00%         0.87%         0.00%        0.87%
--------------------------------------------------------------------------------------------------------------
Series II               0.78%        0.25%      0.04%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------
ALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.84%        0.05%      0.08%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------
Series II               0.84%        0.25%      0.08%       0.00%         1.17%         0.00%        1.17%
--------------------------------------------------------------------------------------------------------------
AMERICAN ASSET
  ALLOCATION(2)
--------------------------------------------------------------------------------------------------------------
Series I                0.31%        0.60%      0.04%       0.00%         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------
Series II               0.31%        0.75%      0.04%       0.00%         1.10%         0.00%        1.10%
--------------------------------------------------------------------------------------------------------------
AMERICAN BLUE CHIP
  INCOME AND
  GROWTH(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.43%        0.75%      0.06%       0.00%         1.24%         0.00%        1.24%
--------------------------------------------------------------------------------------------------------------
Series III              0.43%        0.25%      0.06%       0.00%         0.74%         0.00%        0.74%
--------------------------------------------------------------------------------------------------------------
AMERICAN BOND(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.38%        0.75%      0.04%       0.00%         1.17%         0.00%        1.17%
--------------------------------------------------------------------------------------------------------------
AMERICAN FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.75%      0.03%       0.37%         1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.75%      0.03%       0.56%         1.38%         0.00%        1.38%
--------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  GROWTH(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.54%        0.75%      0.07%       0.00%         1.36%         0.00%        1.36%
--------------------------------------------------------------------------------------------------------------
AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.72%        0.75%      0.11%       0.00%         1.58%         0.00%        1.58%
--------------------------------------------------------------------------------------------------------------
AMERICAN GROWTH(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.33%        0.75%      0.05%       0.00%         1.13%         0.00%        1.13%
--------------------------------------------------------------------------------------------------------------
AMERICAN GROWTH-
  INCOME(2)
--------------------------------------------------------------------------------------------------------------
Series I                0.28%        0.60%      0.04%       0.00%         0.92%         0.00%        0.92%
--------------------------------------------------------------------------------------------------------------
Series II               0.28%        0.75%      0.04%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------
AMERICAN HIGH-INCOME
  BOND(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.47%        0.75%      0.10%       0.00%         1.32%         0.00%        1.32%
--------------------------------------------------------------------------------------------------------------
AMERICAN
  INTERNATIONAL(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.50%        0.75%      0.07%       0.00%         1.32%         0.00%        1.32%
--------------------------------------------------------------------------------------------------------------
AMERICAN NEW
  WORLD(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.77%        0.75%      0.14%       0.00%         1.66%         0.00%        1.66%
--------------------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH(3)
--------------------------------------------------------------------------------------------------------------
Series I                0.78%        0.05%      0.03%       0.00%         0.86%         0.00%        0.86%
--------------------------------------------------------------------------------------------------------------
Series II               0.78%        0.25%      0.03%       0.00%         1.06%         0.00%        1.06%

--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------------
Series I                0.72%        0.05%      0.03%       0.00%         0.80%         0.00%        0.80%
--------------------------------------------------------------------------------------------------------------
Series II               0.72%        0.25%      0.03%       0.00%         1.00%         0.00%        1.00%
--------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
  VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.93%        0.25%      0.07%       0.00%         1.25%         0.00%        1.25%
--------------------------------------------------------------------------------------------------------------
CORE ALLOCATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.25%      0.40%       0.94%         1.64%        -0.33%        1.31%
--------------------------------------------------------------------------------------------------------------
CORE ALLOCATION PLUS
--------------------------------------------------------------------------------------------------------------
Series II               0.91%        0.25%      0.09%       0.00%         1.25%         0.00%        1.25%
--------------------------------------------------------------------------------------------------------------
CORE BALANCED(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.25%      0.26%       0.90%         1.46%        -0.19%        1.27%
--------------------------------------------------------------------------------------------------------------
CORE BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.61%        0.25%      0.04%       0.00%         0.90%         0.00%        0.90%
--------------------------------------------------------------------------------------------------------------
CORE DISCIPLINED
  DIVERSIFICATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.25%      0.24%       0.83%         1.37%        -0.17%        1.20%
--------------------------------------------------------------------------------------------------------------
CORE FUNDAMENTAL
  HOLDINGS(5)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.55%      0.14%       0.48%         1.22%        -0.09%        1.13%
--------------------------------------------------------------------------------------------------------------
CORE GLOBAL
  DIVERSIFICATION(5)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.55%      0.14%       0.57%         1.31%        -0.09%        1.22%
--------------------------------------------------------------------------------------------------------------
CORE STRATEGY(6)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.25%      0.03%       0.50%         0.83%        -0.06%        0.77%
--------------------------------------------------------------------------------------------------------------
DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.75%        0.25%      0.14%       0.00%         1.14%         0.00%        1.14%
--------------------------------------------------------------------------------------------------------------
EQUITY-INCOME(3)
--------------------------------------------------------------------------------------------------------------
Series I                0.79%        0.05%      0.03%       0.00%         0.87%         0.00%        0.87%
--------------------------------------------------------------------------------------------------------------
Series II               0.79%        0.25%      0.03%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES
--------------------------------------------------------------------------------------------------------------
Series I                0.83%        0.05%      0.08%       0.00%         0.96%         0.00%        0.96%
--------------------------------------------------------------------------------------------------------------
Series II               0.83%        0.25%      0.08%       0.00%         1.16%         0.00%        1.16%
--------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.03%       0.92%         1.24%         0.00%        1.24%
--------------------------------------------------------------------------------------------------------------
FUNDAMENTAL VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.76%        0.05%      0.02%       0.00%         0.83%         0.00%        0.83%
--------------------------------------------------------------------------------------------------------------
Series II               0.76%        0.25%      0.02%       0.00%         1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------
GLOBAL(7)
--------------------------------------------------------------------------------------------------------------
Series I                0.82%        0.05%      0.09%       0.00%         0.96%        -0.03%        0.93%
--------------------------------------------------------------------------------------------------------------
Series II               0.82%        0.25%      0.09%       0.00%         1.16%        -0.03%        1.13%
--------------------------------------------------------------------------------------------------------------
GLOBAL BOND(8)
--------------------------------------------------------------------------------------------------------------
Series I                0.70%        0.05%      0.07%       0.00%         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------
Series II               0.70%        0.25%      0.07%       0.00%         1.02%         0.00%        1.02%
--------------------------------------------------------------------------------------------------------------
HEALTH SCIENCES
--------------------------------------------------------------------------------------------------------------
Series I                1.05%        0.05%      0.09%       0.00%         1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------
Series II               1.05%        0.25%      0.09%       0.00%         1.39%         0.00%        1.39%
--------------------------------------------------------------------------------------------------------------
HIGH INCOME
--------------------------------------------------------------------------------------------------------------
Series II               0.67%        0.25%      0.05%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------
HIGH YIELD
--------------------------------------------------------------------------------------------------------------
Series I                0.66%        0.05%      0.04%       0.00%         0.75%         0.00%        0.75%
--------------------------------------------------------------------------------------------------------------
Series II               0.66%        0.25%      0.04%       0.00%         0.95%         0.00%        0.95%

--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL
  CORE(9)
--------------------------------------------------------------------------------------------------------------
Series I                0.89%        0.05%      0.13%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------
Series II               0.89%        0.25%      0.13%       0.00%         1.27%         0.00%        1.27%
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
  INDEX A
--------------------------------------------------------------------------------------------------------------
Series I                0.53%        0.05%      0.04%       0.00%         0.62%         0.00%        0.62%
--------------------------------------------------------------------------------------------------------------
Series II               0.53%        0.25%      0.04%       0.00%         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL
  OPPORTUNITIES(9)
--------------------------------------------------------------------------------------------------------------
Series II               0.88%        0.25%      0.08%       0.00%         1.21%         0.00%        1.21%
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL SMALL
  COMPANY(9)
--------------------------------------------------------------------------------------------------------------
Series I(10)            0.97%        0.05%      0.15%       0.00%         1.17%         0.00%        1.17%
--------------------------------------------------------------------------------------------------------------
Series II(10)           0.97%        0.25%      0.15%       0.00%         1.37%         0.00%        1.37%
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL
  VALUE(8,9)
--------------------------------------------------------------------------------------------------------------
Series I                0.82%        0.05%      0.12%       0.00%         0.99%        -0.01%        0.98%
--------------------------------------------------------------------------------------------------------------
Series II               0.82%        0.25%      0.12%       0.00%         1.19%        -0.01%        1.18%
--------------------------------------------------------------------------------------------------------------
INVESTMENT QUALITY
  BOND
--------------------------------------------------------------------------------------------------------------
Series I                0.59%        0.05%      0.06%       0.00%         0.70%         0.00%        0.70%
--------------------------------------------------------------------------------------------------------------
Series II               0.59%        0.25%      0.06%       0.00%         0.90%         0.00%        0.90%
--------------------------------------------------------------------------------------------------------------
LARGE CAP
--------------------------------------------------------------------------------------------------------------
Series I                0.76%        0.05%      0.05%       0.00%         0.86%         0.00%        0.86%
--------------------------------------------------------------------------------------------------------------
Series II               0.76%        0.25%      0.05%       0.00%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------
LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.82%        0.25%      0.03%       0.00%         1.10%         0.00%        1.10%
--------------------------------------------------------------------------------------------------------------
LIFESTYLE AGGRESSIVE
--------------------------------------------------------------------------------------------------------------
Series I                0.04%        0.05%      0.04%       0.86%         0.99%         0.00%        0.99%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.04%       0.86%         1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------
LIFESTYLE BALANCED
--------------------------------------------------------------------------------------------------------------
Series I                0.04%        0.05%      0.02%       0.73%         0.84%         0.00%        0.84%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.02%       0.73%         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------
LIFESTYLE
  CONSERVATIVE
--------------------------------------------------------------------------------------------------------------
Series I                0.04%        0.05%      0.03%       0.69%         0.81%         0.00%        0.81%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.03%       0.69%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------
LIFESTYLE GROWTH
--------------------------------------------------------------------------------------------------------------
Series I                0.04%        0.05%      0.03%       0.74%         0.86%         0.00%        0.86%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.03%       0.74%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------
LIFESTYLE MODERATE
--------------------------------------------------------------------------------------------------------------
Series I                0.04%        0.05%      0.03%       0.71%         0.83%         0.00%        0.83%
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.03%       0.71%         1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------
MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series I                0.47%        0.05%      0.03%       0.00%         0.55%         0.00%        0.55%
--------------------------------------------------------------------------------------------------------------
Series II               0.47%        0.25%      0.03%       0.00%         0.75%         0.00%        0.75%
--------------------------------------------------------------------------------------------------------------
MID CAP STOCK
--------------------------------------------------------------------------------------------------------------
Series I                0.84%        0.05%      0.05%       0.00%         0.94%         0.00%        0.94%
--------------------------------------------------------------------------------------------------------------
Series II               0.84%        0.25%      0.05%       0.00%         1.14%         0.00%        1.14%
--------------------------------------------------------------------------------------------------------------
MID VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.96%        0.05%      0.05%       0.00%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------
Series II               0.96%        0.25%      0.05%       0.00%         1.26%         0.00%        1.26%
--------------------------------------------------------------------------------------------------------------
MONEY MARKET(11)
--------------------------------------------------------------------------------------------------------------
Series I                0.47%        0.05%      0.04%       0.00%         0.56%         0.00%        0.56%
--------------------------------------------------------------------------------------------------------------
Series II               0.47%        0.25%      0.04%       0.00%         0.76%         0.00%        0.76%

--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES
--------------------------------------------------------------------------------------------------------------
Series II               1.00%        0.25%      0.04%       0.00%         1.29%         0.00%        1.29%
--------------------------------------------------------------------------------------------------------------
OPTIMIZED ALL CAP
--------------------------------------------------------------------------------------------------------------
Series II               0.68%        0.25%      0.02%       0.00%         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------
OPTIMIZED VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.69%        0.25%      0.04%       0.00%         0.98%         0.00%        0.98%
--------------------------------------------------------------------------------------------------------------
REAL ESTATE
  SECURITIES
--------------------------------------------------------------------------------------------------------------
Series I                0.70%        0.05%      0.04%       0.00%         0.79%         0.00%        0.79%
--------------------------------------------------------------------------------------------------------------
Series II               0.70%        0.25%      0.04%       0.00%         0.99%         0.00%        0.99%
--------------------------------------------------------------------------------------------------------------
REAL RETURN BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.68%        0.25%      0.04%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------
SCIENCE AND
  TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
Series I                1.05%        0.05%      0.05%       0.00%         1.15%         0.00%        1.15%
--------------------------------------------------------------------------------------------------------------
Series II               1.05%        0.25%      0.05%       0.00%         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------
SHORT TERM
  GOVERNMENT INCOME
--------------------------------------------------------------------------------------------------------------
Series I(10)            0.57%        0.05%      0.19%       0.00%         0.81%         0.00%        0.81%
--------------------------------------------------------------------------------------------------------------
Series II(10)           0.57%        0.25%      0.19%       0.00%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
Series I                1.06%        0.05%      0.04%       0.00%         1.15%         0.00%        1.15%
--------------------------------------------------------------------------------------------------------------
Series II               1.06%        0.25%      0.04%       0.00%         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------
SMALL CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series I                0.48%        0.05%      0.03%       0.00%         0.56%         0.00%        0.56%
--------------------------------------------------------------------------------------------------------------
Series II               0.48%        0.25%      0.03%       0.00%         0.76%         0.00%        0.76%
--------------------------------------------------------------------------------------------------------------
SMALL CAP
  OPPORTUNITIES(8,9)
--------------------------------------------------------------------------------------------------------------
Series I                1.00%        0.05%      0.15%       0.00%         1.20%        -0.08%        1.12%
--------------------------------------------------------------------------------------------------------------
Series II               1.00%        0.25%      0.15%       0.00%         1.40%        -0.08%        1.32%
--------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.06%        0.25%      0.05%       0.00%         1.36%         0.00%        1.36%
--------------------------------------------------------------------------------------------------------------
SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
Series I                1.03%        0.05%      0.05%       0.01%         1.14%         0.00%        1.14%
--------------------------------------------------------------------------------------------------------------
Series II               1.03%        0.25%      0.05%       0.01%         1.34%         0.00%        1.34%
--------------------------------------------------------------------------------------------------------------
SMALLER COMPANY
  GROWTH(8,9)
--------------------------------------------------------------------------------------------------------------
Series I(10)            1.07%        0.05%      0.11%       0.00%         1.23%        -0.12%        1.11%
--------------------------------------------------------------------------------------------------------------
Series II(10)           1.07%        0.25%      0.11%       0.00%         1.43%        -0.12%        1.31%
--------------------------------------------------------------------------------------------------------------
STRATEGIC BOND
--------------------------------------------------------------------------------------------------------------
Series I                0.67%        0.05%      0.05%       0.00%         0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------
Series II               0.67%        0.25%      0.05%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME
  OPPORTUNITIES(12)
--------------------------------------------------------------------------------------------------------------
Series II               0.69%        0.25%      0.07%       0.00%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
Series I                0.68%        0.05%      0.04%       0.00%         0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------
Series II               0.68%        0.25%      0.04%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------
TOTAL STOCK MARKET
  INDEX
--------------------------------------------------------------------------------------------------------------
Series I                0.49%        0.05%      0.03%       0.00%         0.57%         0.00%        0.57%
--------------------------------------------------------------------------------------------------------------
Series II               0.49%        0.25%      0.03%       0.00%         0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.72%        0.25%      0.04%       0.00%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------
UTILITIES
--------------------------------------------------------------------------------------------------------------
Series I                0.82%        0.05%      0.08%       0.00%         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------
Series II               0.82%        0.25%      0.08%       0.00%         1.15%         0.00%        1.15%

--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
VALUE
--------------------------------------------------------------------------------------------------------------
Series I                0.74%        0.05%      0.05%       0.00%         0.84%         0.00%        0.84%
--------------------------------------------------------------------------------------------------------------
Series II               0.74%        0.25%      0.05%       0.00%         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED         TOTAL      CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES    OPERATING      EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES   AND EXPENSES   EXPENSES(1)  REIMBURSEMENT    EXPENSES
----------------------------------------------------------------------------------------------------------------
BLACKROCK VARIABLE
  SERIES FUNDS,
  INC.(13):
----------------------------------------------------------------------------------------------------------------
BlackRock Basic
  Value V.I. Fund       0.60%        0.15%      0.09%       0.00%          0.84%         0.00%         0.84%
----------------------------------------------------------------------------------------------------------------
BlackRock Global
  Allocation V.I.
  Fund(14,15)           0.65%        0.15%      0.09%       0.02%          0.91%         0.00%         0.91%
----------------------------------------------------------------------------------------------------------------
BlackRock Value
  Opportunities V.I.
  Fund(15)              0.75%        0.15%      0.13%       0.03%          1.06%         0.00%         1.06%
----------------------------------------------------------------------------------------------------------------
PIMCO VARIABLE
  INSURANCE TRUST
  (CLASS M):
----------------------------------------------------------------------------------------------------------------
VIT All Asset
  Portfolio(16)         0.43%        0.25%      0.20%       0.69%          1.57%         0.00%         1.57%
----------------------------------------------------------------------------------------------------------------




 (1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.



 (2) The table reflects the combined fees of the feeder fund and the master fund.



 (3) The advisory fees were restated to reflect the new advisory agreement effective May 1, 2010.



 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



 (6) The Adviser has contractually agreed to reimburse "Expenses" of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, Portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after April 30, 2011.



 (7) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.



 (8) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.



 (9) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.



(10) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.



(11) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.



(12) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.11%.



(13) BlackRock Advisors, LLC ("BlackRock") and Merrill Lynch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Portfolio expenses) to 1.40% of average daily net assets until May 1, 2011. In addition, BlackRock may waive a portion of the Portfolio's management fee in connection with the Portfolio's investment in an affiliated money market fund.



(14) Includes dividend expense of 0.01%.

(15) The "Total Operating Expenses" does not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.



(16) Management Fees for the PIMCO VIT All Asset Portfolio reflect an advisory, supervisory and administrative fee payable to Pacific Investment Management Company LLC ("PIMCO"), the adviser to the Portfolio. Acquired Portfolio Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolios and upon the total annual operating expenses of the Institutional Class of these underlying Portfolios. Acquired Portfolio Fees and Expenses will vary with changes in the expenses of the underlying Portfolios, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown in the table. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please refer to the prospectus for the underlying Portfolio. PIMCO has contractually agreed, through May 1, 2011, to reduce its management fee, to the extent that the underlying Portfolio expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. For more information, please refer to the prospectus for the underlying Portfolio.


We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.





The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as guaranteed minimum benefit amounts and the Annuity Options, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
       -  the John Hancock Trust; or
       - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or
       - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment

Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.


The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than those for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




BLACKROCK INVESTMENT MANAGEMENT, LLC
     Large Cap Value Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of large cap U.S.
                                                  companies with strong relative earnings
                                                  growth, earnings quality and good relative
                                                  valuation.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) - ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund, which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Blue Chip Income and Growth         Seeks to produce income exceeding the average
     Trust                                        yield on U.S. stocks generally and to provide
                                                  an opportunity for growth of principal
                                                  consistent with sound common stock investing.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Blue Chip
                                                  Income and Growth Fund, which invests at least
                                                  90% of its net assets in equity securities,
                                                  primarily in common stocks of larger, more
                                                  established companies domiciled in the U.S.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which normally invests at least 65% of
                                                  its net assets in investment-grade debt
                                                  securities and up to 35% of its net assets in
                                                  lower rated debt securities.

     American Global Growth Trust                 Seeks to make shareholders' investment grow
                                                  over time. To do this, the Portfolio invests
                                                  all of its assets in Class 1 shares of the
                                                  master fund, the American Funds Insurance
                                                  Series Global Growth Fund, which invests
                                                  primarily in common stocks of companies
                                                  located around the world that the adviser
                                                  believes have potential for growth.

     American Global Small Capitalization         Seeks to make the shareholders' investment
     Trust                                        grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Global Small Capitalization Fund, which
                                                  invests primarily in stocks of smaller
                                                  companies located around the world.

     American Growth Trust                        Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series
                                                  Growth Fund, which invests primarily in common
                                                  stocks and seeks to invest in companies that
                                                  appear to offer superior opportunities for
                                                  growth of capital.

     American Growth-Income Trust                 Seeks to make the shareholders' investments
                                                  grow and to provide the shareholder with
                                                  income over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Growth-Income Fund, which invests
                                                  primarily in common stocks or other securities
                                                  that demonstrate the potential for
                                                  appreciation and/or dividends.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series International Fund, which invests
                                                  primarily in common stocks of companies
                                                  located outside the U.S. that the adviser
                                                  believes have potential for growth.

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series New World Fund, which invests primarily
                                                  in stocks of companies with significant
                                                  exposure to countries with developing
                                                  economies and/or markets that the adviser
                                                  believes have potential of providing capital
                                                  appreciation.



DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.



DECLARATION MANAGEMENT & RESEARCH LLC AND MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     All Cap Core Trust(2)                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000 Index. These
                                                  securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.

     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of REITs
                                                  and real estate companies.



                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

     International Small Company Trust            Seeks long-term capital appreciation. To do
     (successor to International Small Cap        this, the Portfolio invests at least 80% of
     Trust)                                       its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primarily invest its assets in equity
                                                  securities of non-U.S. small companies of
                                                  developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.



DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)

     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.



FRONTIER CAPITAL MANAGEMENT COMPANY, LLC, PERIMETER CAPITAL MANAGEMENT AND MFC GLOBAL INVESTMENT
  MANAGEMENT (U.S.A.) LIMITED(4)
     Smaller Company Growth Trust                 Seeks long-term capital appreciation. To do
     (successor to Emerging Small Company         this, the Portfolio invests at least 80% of
     Trust)                                       its assets in small cap equity securities.



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.



JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
     (successor to All Cap Growth Trust)          the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.



JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Core Allocation Plus
                                                  Trust. The Portfolio is a fund-of-funds and is
                                                  also authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Balanced Trust. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in other underlying
                                                  Portfolios and investment companies.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC (CONTINUED)

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Disciplined
                                                  Diversification Trust. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund-
                                                  of-funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.



LORD, ABBETT & CO. LLC
     All Cap Value Trust                          Seeks capital appreciation. To do this, the
                                                  Portfolio invests at least 50% of its net
                                                  assets in equity securities of large, seasoned
                                                  U.S. and multinational companies that are
                                                  believed to be undervalued. The Portfolio may
                                                  invest the remainder of its assets in
                                                  undervalued mid-sized and small company
                                                  securities.



MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.



MASSACHUSETTS FINANCIAL SERVICES COMPANY
     Utilities Trust                              Seeks capital growth and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity and debt securities
                                                  of domestic and foreign companies (including
                                                  emerging markets) in the utilities industry.



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
     500 Index Trust                              Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(5)

     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  Portfolios of the American Funds Insurance
                                                  Series: Bond Fund, Growth Fund, Growth-Income
                                                  Fund, and International Fund. The Portfolio is
                                                  a fund-of-funds and is also authorized to
                                                  invest in six other Portfolios of the American
                                                  Funds Insurance Series as well as other
                                                  underlying Portfolios, investment companies,
                                                  and other types of investments.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five Portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in five other Portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying Portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  Portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  Portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 100% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
     (successor to Global Allocation Trust)       current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 50% of its
                                                  assets in Portfolios that invest primarily in
                                                  equity securities, and approximately 50% in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 80% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities, and approximately 20%
                                                  in Portfolios which invest primarily in equity
                                                  securities.

                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 70% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities, and approximately 30% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 60% of its assets in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities, and approximately 40% of
                                                  its assets in Portfolios which invest
                                                  primarily in equity securities.

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
     (successor to Mid Cap Intersection Trust)    return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P MidCap 400(R)
                                                  Index(5) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust                           Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: The returns of the Money Market
                                                  Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(6)

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(6)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(7) and securities that as a group
                                                  will behave in a manner similar to the Index.



                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
     High Income Trust                            Seeks high current income; capital
                                                  appreciation is a secondary goal. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in U.S. and foreign fixed-income
                                                  securities that are rated BB/Ba or lower or
                                                  are unrated equivalents.

     Short Term Government Income Trust           Seeks a high level of current income
     (successor to U.S. Government Securities     consistent with preservation of capital.
     Trust)                                       Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. Under normal circumstances,
                                                  the Portfolio's effective duration is no more
                                                  than 3 years.

     Strategic Income Opportunities Trust         Seeks to maximize total return consistent with
     (formerly Strategic Income Trust)            current income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in foreign government and corporate
                                                  debt securities from developed and emerging
                                                  markets, U.S. government and agency
                                                  securities, domestic high-yield bonds,
                                                  investment grade corporate bonds, and currency
                                                  instruments.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Real Return Bond Trust                       Seeks maximum real return, consistent with
                                                  preservation of real capital and prudent
                                                  investment management. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in inflation-indexed bonds of varying
                                                  maturities issued by the U.S. and non-U.S.
                                                  governments, their agencies or
                                                  instrumentalities and corporations, which may
                                                  be represented by forwards or derivatives.

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its total assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.



SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
     (successor to Pacific Rim Trust)             based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index,(8) or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.



                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(9)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.



T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
                                                  and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Mid Value Trust                              Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of common
                                                  stocks of mid-size U.S. companies that are
                                                  believed to be undervalued by various measures
                                                  and offer good prospects for capital
                                                  appreciation.

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.



TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.



                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(10)                Seeks long-term growth of capital. To do this,
     (successor to "Overseas Equity Trust")       the Portfolio invests at least 80% of its net
                                                  assets in equity securities of companies
                                                  located outside the U.S., including in
                                                  emerging markets.



UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     Large Cap Trust                              Seeks to maximize total return, consisting of
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of U.S.
                                                  large capitalization companies whose estimated
                                                  fundamental value is greater than its market
                                                  value at any given time.



VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.



WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
                                                  income consistent with the maintenance of
                                                  principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.



                               JOHN HANCOCK TRUST


  We show the Portfolio's investment adviser or subadviser ("manager") in bold above the name of the Portfolio and we list the Portfolios alphabetically by manager.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit
   Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




WELLS CAPITAL MANAGEMENT, INCORPORATED
     Core Bond Trust                              Seeks total return consisting of income and
                                                  capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in a broad range of investment grade
                                                  debt securities, including U.S. government
                                                  obligations, corporate bonds, mortgage- and
                                                  other asset-backed securities and money market
                                                  instruments.

     U.S. High Yield Bond Trust                   Seeks total return with a high level of
                                                  current income. To do this, the Portfolio
                                                  invests at least 80% of its net assets in U.S.
                                                  corporate debt securities that are below
                                                  investment grade, including preferred and
                                                  other convertible high yield securities.



WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(11)                         Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.

     Strategic Bond Trust(11)                     Seeks a high level of total return consistent
                                                  with preservation of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in fixed-income securities across a
                                                  range of credit qualities and may invest a
                                                  substantial portion of its assets in
                                                  obligations rated below investment grade.




                    BLACKROCK VARIABLE SERIES FUNDS, INC.(12)


 We show the Portfolio's manager in bold above the name of the Portfolio, and we list the Portfolios alphabetically by manager.



BLACKROCK INVESTMENT MANAGEMENT, LLC
     BlackRock Basic Value V. I. Fund             Seeks capital appreciation and, secondarily,
                                                  income.

     BlackRock Value Opportunities V. I. Fund     Seeks long-term growth of capital.



BLACKROCK ASSET MANAGEMENT U.K. LIMITED
     BlackRock Global Allocation V. I. Fund       Seeks high total investment return.



                         PIMCO VARIABLE INSURANCE TRUST

    We show the Portfolio's manager in bold above the name of the Portfolio.



PACIFIC INVESTMENT MANAGEMENT COMPANY
     PIMCO VIT All Asset Portfolio                Seeks maximum real return consistent with
                                                  preservation of real capital and prudent
                                                  investment management. The Portfolio is a
                                                  fund-of-funds and normally invests
                                                  substantially all its assets in Institutional
                                                  Class shares of underlying PIMCO portfolios.




 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the All Cap Core Trust and the Real Estate Securities Trust.

 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (4) The Smaller Company Growth Trust employs a multi-manager approach with three subadvisers, each of which employs its own investment approach and independently manages its portion of the Portfolio. JHIMS LLC, the adviser, may change the allocation of Portfolio assets among the subadvisers at any time.



 (5) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R), was from $300 million to $6.6 billion.



 (6) "Russell 2000(R)" and "Russell 1000(R)" are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $14 million to $3.62 billion, and as of February 26, 2010, the market capitalization range of the Russell 1000(R) Value Index was from $239 million to $307.3 billion.



 (7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $344 billion.



 (8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the market capitalization range of the Index was from $544 million to $197.9 billion.



 (9) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.



(10) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(11) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.



(12) Not available to Contracts issued on or after January 28, 2002.




VOTING INTEREST


We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.


During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.

ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (where applicable, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," to determine what optional Riders, if any, were available).

We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.

ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

Purchase Payments
You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement (only available in New York), the minimum initial Purchase Payment was $10,000.

Additional Purchase Payments must be at least $30, unless you purchased a VEN 1 Contract. In that case, Additional Purchase Payments must be $25 for a VEN 1 Qualified Contract and $300 for a VEN 1 Nonqualified Contract. Purchase Payments may be made at any time and must be in U.S. dollars.

We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Purchase Payments" in Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in
Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:
       - You purchased your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;
       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;
       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We impose limits on the minimum amount of Additional Purchase Payments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       - You purchased a Contract that will be used within our Individual 401(k) Program;
       - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004; or
       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:
       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
       - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


Payment Enhancement
The optional Payment Enhancement Rider was not available for John Hancock New York Contracts issued prior to January 1, 2001 or on or after November 12, 2007 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected, it is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, or between October 16, 2006 and April 30, 2007, the Payment Enhancement was 5%. The Payment Enhancement is funded from John Hancock New York's General Account.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," John Hancock New York would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York would have returned the Purchase Payments if this is greater then the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:
       -  The length of time that you plan to own your Contract;
       -  The frequency, amount and timing of any partial surrenders; and
       -  The amount and frequency of your Purchase Payments.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The optional Payment Enhancement Rider was only available in New York.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Internal Revenue Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").

ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT. If you elected the Payment Enhancement Rider, the Separate Account Annual Expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).

Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor
The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:





       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;



       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and



       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.



Transfers among Investment Options


During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.



You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


ADDITIONAL TRANSFER REQUIREMENTS FOR VEN 1 AND VEN 3 CONTRACTS. We impose additional requirements under VEN 1 and VEN 3 Contracts. Under these Contracts, Owners may transfer all or part of their Contract Value to a Fixed Annuity Contract issued by us at any time. In such case, we will waive any withdrawal charge that would otherwise be applicable under the terms of the Contract. Similarly, we will permit holders of such fixed Contracts to transfer certain Contract Values to the Separate Account. In such case, the Contract Values transferred will be attributable to certain Purchase Payments made under the fixed Contract. For purposes of calculating the withdrawal charge under the Contract, the Contract Date will be deemed to be the date of the earliest Purchase Payment transferred from the fixed Contract and the date of other Purchase Payments transferred will be deemed to be the dates actually made under the fixed Contract. A transfer of all or a part of the Contract Value from one Contract to another may be treated as a distribution of all or a part of the Contract Value for federal tax purposes.


Under the VEN 1 Contract, a Contract Owner may transfer prior to the Maturity Date amounts among Investment Accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract Year. After annuity payments have been made for at least 12 months under a VEN 1 Contract, all or a portion of the assets held in a Subaccount with respect to the Contract may be transferred by the Annuitant to one or more other Subaccounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.


Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the telephone number or Internet address shown on page ii of this Prospectus.



To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.



We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

       -  any loss or theft of your password; or
       -  any unauthorized use of your password.


We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.





All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We permit you to make certain types of transactions by telephone or electronically through the Internet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.





Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Fund. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Fund selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Secure Principal Program
Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock New York had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial Purchase Payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial Purchase Payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial Purchase Payment at the end of the guaranteed period. The balance of the initial Purchase Payment was allocated among the Investment Options indicated on the Contract specifications page. You may obtain full information concerning the program and its restrictions from your registered representative or the Annuities Service Center.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We make available Dollar Cost Averaging and Asset Rebalancing programs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the Statement of Additional Information for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.



When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;

       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

       - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.




TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).


Signature Guarantee Requirements for Surrenders and Partial Withdrawals
(Not applicable to Contracts issued in New Jersey)
We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:
       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.


Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns (where available) optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period
The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.

We use the term OWNER-DRIVEN when we describe death benefits under some versions of the Contracts (VEN 24, VEN 22 and VEN 20), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:
       -  You, the Owner, are the Annuitant, or
       - We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.


We use the term ANNUITANT-DRIVEN when we describe death benefits under other versions of the Contracts (VEN 9, VEN 8, VEN 7, VEN 3 and VEN 1), where we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). We treat a change in the Annuitant or any co-Annuitant under this type of Annuitant-driven Contract as the death of the Owner, and we distribute the Contract Value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.


The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:
       -  the Contract Value; or
       -  the respective minimum death benefit described below.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You may make systematic "Income Plan" withdrawals.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.

You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation Period.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.

MINIMUM DEATH BENEFIT - OWNER-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables.

-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                 AVAILABILITY(1)              DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
        Venture(R) 2006                May 2006- present                  Oldest Owner
-----------------------------------------------------------------------------------------------


     (1)Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for partial withdrawals. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals. We reduce the minimum death benefit proportionally in connection with partial withdrawals.

-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                 AVAILABILITY(1)              DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
          Ven 20, 22                  May 1998 - May 2006                 Oldest Owner
-----------------------------------------------------------------------------------------------
       Ven 24 (NY Only)         May, 1999 - May 2006 (NY Only)            Oldest Owner
-----------------------------------------------------------------------------------------------


     (1)Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for partial withdrawals. We limit the minimum death benefit on this type of VEN 20 AND VEN 22 Contract to $10 million, except for (a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in Illinois and Pennsylvania; and (c) Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

Principal Features - Oldest Owner less than age 81 at issue. During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

The minimum death benefit during any Contract Year after the first Contract Year equals the greater of (i) or (ii), where:

          (i) equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals; and

          (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81. "Anniversary Value" is the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.

Principal Features - Oldest Owner age 81 or more at issue. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                  AVAILABILITY                DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
          Ven 20, 22                  May 1994 - May 1998                 Oldest Owner
-----------------------------------------------------------------------------------------------


Principal Features. Oldest Owner less than 81 at issue and Owner dies prior to his or her 85th birthday. During the first Contract Year, the minimum death benefit on this type of Ven 20 and Ven 22 Contract is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year, plus any Purchase Payments made and less any amounts deducted in connection with partial withdrawals since then. If any Owner dies after his or her 85th birthday, however, the minimum death benefit is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

Principal Features. Oldest Owner age 81 or more at issue. The minimum death benefit will be the Contract Value less any applicable withdrawal charge at the time of payment of benefits. For Contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

The amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an Annuity Option).

Limited Availability. We issued this version of the VEN 20, and VEN 22 Contracts in Puerto Rico and during the dates shown below:

-----------------------------------------------------------------------------
FROM AUGUST 15,
1994 TO:            IN THE STATES OF:
-----------------------------------------------------------------------------
May 1, 1998         Alaska, Alabama, Arizona, Arkansas, California, Colorado,
                    Delaware, Georgia, Hawaii, Idaho, Illinois, Indiana,
                    Iowa, Kansas, Kentucky, Louisiana, Maine, Michigan,
                    Mississippi, Missouri, Nebraska, Nevada, New Jersey, New
                    Mexico, North Carolina, North Dakota, Ohio, Oklahoma,
                    Pennsylvania, Rhode Island, South Carolina, South Dakota,
                    Tennessee, Utah, Vermont, Virginia, West Virginia,
                    Wisconsin, Wyoming
-----------------------------------------------------------------------------
June 1, 1998        Connecticut
-----------------------------------------------------------------------------
July 1, 1998        Minnesota, Montana, District of Columbia
-----------------------------------------------------------------------------
October 1, 1998     Texas
-----------------------------------------------------------------------------
February 1, 1999    Massachusetts
-----------------------------------------------------------------------------
March 15, 1999      Florida, Maryland, Oregon
-----------------------------------------------------------------------------
November 1, 1999    Washington
-----------------------------------------------------------------------------


MINIMUM DEATH BENEFIT - ANNUITANT-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text below each of the following tables.

Death of Annuitant who is not the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner's death and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. VEN 7, VEN 8 and VEN 9: An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. VEN 7, VEN 8 and VEN 9: Rather than receiving the minimum death benefit, the Beneficiary may elect to continue the Contract as the new Owner. (In general, a Beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit).

Death of Annuitant who is the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. VEN 7, VEN 8 and VEN 9: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner (the person, persons or entity to become the Owner) instead of the Beneficiary. VEN 3: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: The Contract does not provide for co-Annuitants or successor Owners.

Death of Owner who is not the Annuitant. VEN 7, VEN 8 and VEN 9: If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the Annuitant, the successor Owner will become the Owner of the Contract. If the Contract is a Nonqualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor Owner. If a Nonqualified Contract has more than one individual Owner, the distribution will be made to the remaining individual Owner(s) instead of a successor Owner. VEN 3: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract Owner's estate.

-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                  AVAILABILITY                DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
             Ven 7                 August 1989 - April 1999               Any Annuitant
-----------------------------------------------------------------------------------------------
             Ven 8              September 1992 - February 1999            Any Annuitant
-----------------------------------------------------------------------------------------------
                                   March 1992 - May 1999 (NY
        Ven 9 (NY Only)                      Only)                        Any Annuitant
-----------------------------------------------------------------------------------------------


Principal Features of Minimum Death Benefit. During the first six Contract Years, the minimum death benefit on VEN 7, VEN 8 and VEN 9 Contract equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent six Contract Year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then.

If death occurs after the first of the month following the decedent's 85th birthday, the minimum death benefit will be the Contract Value on the date due proof of death and all required claim forms are received at the applicable Annuities Service Center.

-----------------------------------------------------------------------------------------------
       CONTRACT VERSION                  AVAILABILITY                DEATH BENEFIT BASED ON
-----------------------------------------------------------------------------------------------
             Ven 3               November 1986 - October 1993             Any Annuitant
-----------------------------------------------------------------------------------------------
             Ven 1                   June 1985 - June 1987                Any Annuitant
-----------------------------------------------------------------------------------------------


Principal Features of Minimum Death Benefit. During the first five Contract Years, the minimum death benefit on VEN 3 and VEN 1 Contracts equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent five Contract Year period:
       - For VEN 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then;
       - For VEN 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.


PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made, for both Owner-driven and Annuitant-driven Contracts, on the date we receive written notice and "proof of death," as well as all required claims forms from all Beneficiaries, at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).



In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.



Except as otherwise state above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.



Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise above for certain Annuitant-driven Contracts:




       -  The Beneficiary will become the Owner.


       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.


       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).


       -  We will waive withdrawal charges for all future distributions.


       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.


       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


       - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy, beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)




A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits
Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:


ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.


GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.


TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


PAY-OUT PERIOD PROVISIONS

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*



NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.


A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:
       - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary (6th Contract Anniversary for Ven 7 and Ven 8 Contracts), and
       - the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a choice of several different ways of receiving annuity payments from us.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

----------
(*) We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

will determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date.


Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:
       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period
Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:

       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:

       - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Rider that you purchased with your Contract; or

       - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.


If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;

       B equals the dollar amount requested to be paid out as part of the commutation;

       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.

FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.


We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. (For VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts, the assumed interest is 4%.) The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is:



----------------------------------------------------------------
        CONTRACT VERSION                       RATE
----------------------------------------------------------------
          Venture 2006                        4.04%
----------------------------------------------------------------
       Ven 20, 22, and 24                     4.45%
----------------------------------------------------------------
       Ven 3, 7, 8 and 9                      5.47%
----------------------------------------------------------------
             Ven 1                            5.36%
----------------------------------------------------------------





Transfers During Pay-out Period
Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.


Optional Guaranteed Minimum Income Benefits
Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

Right to Review
You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" earlier in this chapter for additional information.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

Ownership
Prior to the Maturity Date, the Contract Owner is the person designated in your specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a right to cancel your Contract within the permitted time.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You own the Contract.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In the case of Nonqualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes (see "VII. Federal Tax Matters"). A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.


GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.


In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.


ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.


You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.



Before requesting a change of ownership or making an assignment of your Contract, you should consider:




       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.




       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from, (where applicable), Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits.")




       - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.




       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.




       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.




       - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.



We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Annuitant is either you or someone you designate.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.



For VEN 1, VEN 3, VEN 7, VEN 8 AND VEN 9 CONTRACTS only, the Beneficiary is initially designated in the application. You may change the Beneficiary during the lifetime of the Annuitant subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Contract Owner or the Contract Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary.


Spouse

FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and any applicable market value charge as to any Contracts issued after the effective date of the modification.



Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.


Our Approval
We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival
We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Beneficiary is the person you designate to receive the death benefit if you die.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


When you purchased the Contract, certain Fixed Investment Options may have been available to you as detailed below.

John Hancock USA Contracts:
       - FIXED INVESTMENT OPTIONS UNDER VEN 7 AND VEN 8 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue. As of October 7, 2002, new Purchase Payments may not be allocated to the 1 and 3 year Fixed Investment Options and as of December 30, 2002, new Purchase Payments may not be allocated to the 6 year Fixed Investment Option.

       - FIXED INVESTMENT OPTIONS UNDER VEN 20 AND VEN 22 CONTRACTS. For these Contracts, 1 and 3 year Fixed Investment Options were available for Contracts issued prior to October 7, 2002. New Purchase Payments under these Contracts may not be allocated to the 1 or 3 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after October 7, 2002, Purchase Payments and transfers to the 1 and 3 year Fixed Investment Options are not allowed.

       In addition 5 and 7 year Fixed Investment Options were available for Contracts issued prior to December 30, 2002. New Purchase Payments under these Contracts may not be allocated to the 5 or 7 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after December 2002, Purchase Payments and transfers to the 5 and 7 year Fixed Investment Options are not allowed.

       - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R) 2006). Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

       - NO FIXED INVESTMENT OPTIONS FOR VEN 1 AND VEN 3 CONTRACTS. These Contracts do not provide for a fixed-dollar accumulation prior to the Maturity Date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the Fixed Investment Options.

John Hancock New York Contracts:
       - FIXED INVESTMENT OPTIONS UNDER VEN 9 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue.

       - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VEN 24). For these Contracts, 1, 3, 5 and 7 year Fixed Investment Options may have been available at issue. If you purchased your Contract on or after March 24, 2003, you may not make Purchase Payments or transfers to the Fixed Investment Options. However, if you purchased your Contract prior to March 24, 2003 and elected any of the available Fixed Investment Options, you may be able to make Purchase Payments and transfer money from the Variable Investment Options to the Fixed Investment Options available under your Contract.

       - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R) 2006). Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group Contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

For most Venture(R) Contracts, the adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:
       A = The guaranteed interest rate on the Investment Account.
       B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.
       C = The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

For VEN 7, VEN 8 and VEN 9 Contracts, however, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2 x (A-4%) and never less than zero. ("A" is the guaranteed interest rate on the Investment Account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn).

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:
       - death of the Owner (death of Annuitant under Ven 7, Ven 8 and Ven 9 Contracts);
       -  amounts withdrawn to pay fees or charges;
       - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;
       - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year Fixed Investment Options for Ven 7, Ven 8 and Ven 9 Contracts);
       - amounts withdrawn from a one-year Fixed Investment Account (not applicable under Ven 7, Ven 8 and Ven 9 Contracts); and
       - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.

In no event will the market value charge:
       - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;
       - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or
       - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."


LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free Withdrawal Amounts," described below, or (iv) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.



We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.


Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.


For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." Withdrawals from the Fixed Investment Options may be subject to a market value charge in addition to the withdrawal charge. In the case of group annuity Contracts, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.


VEN 1 WITHDRAWAL CHARGE. The withdrawal charge ("surrender charge") assessed under the VEN 1 Contract is 5% of the lesser of (1) the amount surrendered or
(2) the total of all Purchase Payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract Year, no withdrawal charge will be made on that part of the first surrender in any Contract Year which does not exceed 10% of the Contract Value computed as of the date of such surrender. The right to surrender up to 10% of the Contract Value free of any withdrawal charge does not apply to Qualified Contracts issued as tax-sheltered annuities under Section 403(b) of the Internal Revenue Code. There is no withdrawal charge on distributions made as a result of the death of the Annuitant or Contract Owner. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 3 WITHDRAWAL CHARGE. The withdrawal charge assessed under the VEN 3 Contract is 5%. The free Withdrawal Amount in any Contract Year is the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year, or (2) 10% of the total Purchase Payments made in the current Contract Year and the preceding 4 Contract Years plus the amount of all unliquidated Purchase Payments made 5 or more Contract Years prior to the current Contract Year. Therefore, no withdrawal charge will apply to any Purchase Payment that has been in the Contract for at least 5 years. After all Purchase Payments have been liquidated, any remaining Contract Value (accumulated earnings) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.



VEN 7, VEN 8 AND VEN 9 WITHDRAWAL CHARGE. In no event will the total withdrawal charges exceed 6% of the total Purchase Payments. In any Contract Year, the free Withdrawal Amount for that year is the greater of: (1) the excess of the Contract Value on the date of the withdrawal over the unliquidated Purchase Payments (the accumulated earnings on the Contract) or (2) 10% of the total Purchase Payments less any prior partial withdrawals in that Contract Year. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.



VEN 20, 22, 24 WITHDRAWAL CHARGE. We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount and, in no event will the total withdrawal charges exceed 6% (8% if you elected the Payment Enhancement Rider in New York) of the total Purchase Payments. In any Contract Year, the free Withdrawal Amount for that year is the greater of: (1) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and (2) the accumulated earnings of the Contract. For these purposes, "accumulated earnings" means the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments. Upon a full surrender of a Venture(R) Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge. Upon full surrender of a John Hancock USA Contract issued before April 1, 2003, and for all John Hancock New York Contracts, we will liquidate the excess of the Contract Value over the free Withdrawal Amount, if lower.


Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

             JOHN HANCOCK USA CONTRACTS - MAXIMUM WITHDRAWAL CHARGES
                           (as % of Purchase Payments)

                                  VEN 20                         VEN 7                  VEN 1
                                  VEN 22                         VEN 8                  VEN 3
                             VENTURE(R) 2006
First Year                          6%                             6%                     5%
Second Year                         6%                             6%                     5%
Third Year                          5%                             5%                     5%
Fourth Year                         5%                             4%                     5%
Fifth Year                          4%                             3%                     5%
Sixth Year                          3%                             2%                     0%
Seventh Year                        2%                             0%                     0%
Thereafter                          0%                             0%                     0%


          JOHN HANCOCK NEW YORK CONTRACTS - MAXIMUM WITHDRAWAL CHARGES
                           (as % of Purchase Payments)

                                   VEN 24                          VEN 24                  VEN 9
                               VENTURE(R) 2006                VENTURE(R) 2006
                         (WITH PAYMENT ENHANCEMENT)    (WITHOUT PAYMENT ENHANCEMENT)
First Year                           8%                              6%                      6%
Second Year                          8%                              6%                      6%
Third Year                           7%                              5%                      5%
Fourth Year                          7%                              5%                      4%
Fifth Year                           5%                              4%                      3%
Sixth Year                           4%                              3%                      2%
Seventh Year                         3%                              2%                      0%
Eighth Year                          1%                              0%                      0%
Thereafter                           0%                              0%                      0%

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)


For Venture(R), Venture Vantage(R) and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III(R) Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

       - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
       -  the confinement began at least one year after the Contract Date;
       -  confinement was prescribed by a "Physician";
       - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
       - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND WAS NOT AVAILABLE FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2002. CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VII. FEDERAL TAX MATTERS").


There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ANNUAL CONTRACT FEE


We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. (There is no provision for waiver under VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts.) During the Accumulation Period, this Contract fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.


ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.


Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees. (We do not separately identify a daily administration fee for VEN 1 Contracts.)

Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.


To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options for all Contracts except VEN 1 and VENTURE(R) 2006 Contracts, 1.30% for VEN 1 Contracts, and 1.00% for the first 7 Contract Years (8 Contract Years if you elect the Payment Enhancement Rider) and 0.85% thereafter for VENTURE(R) 2006 Contracts. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group Contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.



REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)



We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


       - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


       - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.


       - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


       - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.


       - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.



We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Trust.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.
                    (2) We pay premium tax upon receipt of Purchase Payment.
                    (3) 0.80% on Purchase Payments in excess of $500,000.

                    (4) Referred to as a "maintenance fee."



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.


Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.


You should consult a qualified tax advisor for information on any optional benefit Rider.


CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts


In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.



Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.



Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons


In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


Undistributed Gains
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.



There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:
       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

       - if distributed in accordance with an existing period certain Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.


Penalty Tax on Premature Distributions
There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;

       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or
       - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.



The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.



Health Care and Education Reconciliation Act of 2010


On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code Section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).



You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.



QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

Penalty Tax on Premature Distributions
There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers


If permitted under your plan, you may make a distribution:


       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;


       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;


       - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


       - from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.



Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.


Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of
the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.


If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

Loans
We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.


Please see Appendix B or request a copy of the SAI from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES




We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and, (where applicable), Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.


DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation
The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we waive withdrawal charges on full and partial surrenders of the Contract.

The following classes of individuals are eligible for this waiver:
       - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Trust or any of their affiliates; and
       - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS


We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.


REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1

Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge
               (for Ven 20, 22, 24, and Venture(R) 2006 Contracts)

The following examples do not illustrate withdrawal charges applicable to VEN 7, VEN 8, VEN 9, VEN 3 or VEN 1 Contracts. The length and duration of these withdrawal charges for these versions of the Contract differs as shown in the Fee Tables.

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free Withdrawal Amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          2                  $55,000              $5,000(1)              $50,000                 6%                  $3,000
----------------------------------------------------------------------------------------------------------------------------------
          4                  50,500               5,000(2)               45,500                  5%                   2,275
----------------------------------------------------------------------------------------------------------------------------------
          6                  60,000               10,000(3)              50,000                  3%                   1,500
----------------------------------------------------------------------------------------------------------------------------------
          7                  35,000               5,000(4)              45,000(4)                2%                    900
----------------------------------------------------------------------------------------------------------------------------------
          8                  70,000               20,000(5)              50,000                  0%                     0

----------------------------------------------------------------------------------------------------------------------------------



 (1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free Withdrawal Amount).


 (2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free Withdrawal Amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free Withdrawal Amount).


 (3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free Withdrawal Amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free Withdrawal Amount).


 (4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free Withdrawal Amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free Withdrawal Amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free Withdrawal Amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

 (5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.


The free Withdrawal Amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that Contract Year.


--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
       65,000            $2,000           $15,000(1)                $0                    5%                    $0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               2,000                   5%                   100
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   5%                   150
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   5%                   400
--------------------------------------------------------------------------------------------------------------------------



 (1) For the first example, accumulated earnings of $15,000 is the free Withdrawal Amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free Withdrawal Amount so no payments are liquidated and no withdrawal charge applies.


 (2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free Withdrawal Amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free Withdrawal Amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.


 (3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free Withdrawal Amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.


 (4) The free Withdrawal Amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types


     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.



--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
   (SEP - IRAS)     employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R. - 10" or "Keogh,"
  PLANS (H.R. 10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

               Appendix C: Optional Enhanced Death Benefit Riders

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.


YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about taxes applicable to optional benefit Riders.


THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.
       - GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON
       -  TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
          WASHINGTON
       -  ENHANCED DEATH BENEFIT (VEN 7 AND VEN 8 CONTRACTS ONLY)
       -  ANNUAL STEP-UP DEATH BENEFIT (VENTURE(R) 2006 CONTRACTS ONLY)

GUARANTEED EARNINGS MULTIPLIER
(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
       (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of Guaranteed Earnings Multiplier
Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge at an annual effective rate of 0.20% of the value of each Variable Investment Option is deducted from each Subaccount for Guaranteed Earnings Multiplier.

Qualified Retirement Plans
If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)


Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December 2003 and December 2004.


Once Triple Protection Death Benefit is elected, it is irrevocable. If Triple Protection Death Benefit is elected, the death benefit paid under Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.


The death benefit paid under Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received in good order at the Company's Annuities Service Center. The amount of the Triple Protection Death Benefit is equal to:

       -  The "Enhanced Earnings Death Benefit" factor plus the greatest of:
       -  the Contract Value;
       -  the Return of Purchase Payments Death Benefit Factor;
       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.


If there is any Debt under the Contract, the Triple Protection Death Benefit equals the amount described above less the Debt amount.


If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:
       - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;
       - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;
       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor
For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below).

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:
       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

Annual Step-Up Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).

Graded Death Benefit Factor
For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN            MULTIPLIER*
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------


                * If a Purchase Payment is received on or after
                  the oldest Owner's attained age 71, the
                  Payment Multiplier equals 100% in all years.
                  THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER
                  THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

     2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.


The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionally. If a subsequent Purchase

Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options
WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

Termination of Triple Protection Death Benefit Rider
The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee
Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans
If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

ENHANCED DEATH BENEFIT

An Enhanced Death Benefit was available for certain VEN 7 and VEN 8 Contracts. If you purchased this optional benefit Rider, we "step up" the minimum death benefit each Contract Year instead of the six Contract Year period described in the "Death Benefit During Accumulation Period" section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:
       -  the Contract Value; or
       - the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

If you purchased this optional benefit, you paid the greater of (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued, or
(ii) $10,000.

This Enhanced Death Benefit became available for VEN 7 and VEN 8 Contracts issued:

-------------------------------------------------
 AFTER:               IN THE STATES OF:
-------------------------------------------------
                      Florida, Maryland and
 August 15, 1994      Washington
-------------------------------------------------
                      Idaho, New Jersey and
 October 3, 1994      Oregon
-------------------------------------------------
 January 3, 1995      California
-------------------------------------------------

This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new Contract which provides for an alternative enhanced death benefit.


ANNUAL STEP-UP DEATH BENEFIT



You may have elected the optional Annual Step-Up Death Benefit:


       - for an additional charge of 0.20% of the value of the Variable Investment Options;


       - as long as the oldest Owner of a Contract was not age 75 or older at the time of purchase (we impose this restriction because the Annual Step-Up Death Benefit would be zero if the oldest Owner were age 75 or older on the effective date of the Rider); and


       - if, unless you are the spouse of the decedent and own the IRA in your own name, you did not purchase the Contract as an IRA you inherited from someone else (sometimes referred to as a "Beneficiary IRA").



Election of this optional benefit could only have been made at the time the Contract was issued and, once made, is irrevocable. The eligibility age for the Annual Step-Up Death Benefit Rider may have been higher in certain states where the currently available Rider was not yet approved. Please consult your registered representative or contact our Annuities Service Center at the address or phone number shown on page ii of this Prospectus for information on the Rider that was available in your state on your date of purchase.



RIDER BENEFIT. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:




       - the death benefit described under "Death Benefit During Accumulation Period"; or




       -  the Annual Step-Up Death Benefit.



The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit up to and including the anniversary after the oldest Owner's 75th birthday or the date of death, whichever is earliest.



ANNIVERSARY VALUE. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with partial withdrawals since the Contract Anniversary. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) multiplied by
(b) where:


       (a) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and


       (b) is equal to the Withdrawal Amount divided by the Contract Value prior to the partial withdrawal.



CONTINUATION OF RIDER UPON DEATH OF OWNER. If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the optional Annual Step-Up Death Benefit. In determining the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.



TERMINATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT. The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, and subject to our issue age rules, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.



ANNUAL STEP-UP DEATH BENEFIT FEE. A daily charge at an effective annual rate of 0.20% of the value of each variable Investment Account is deducted from each Subaccount for the Annual Step-Up Death Benefit.



QUALIFIED PLANS. If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.



The addition of the Annual Step-Up Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:

       -  Income Plus For Life 5.09 Series:


            -  Income Plus For Life 5.09


            -  Income Plus For Life - Joint Life 5.09

       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up
       -  Principal Plus for Life Plus Spousal Protection

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "Impact of Divorce" in "V. Description of the
Contract - Accumulation Credit Provisions" for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.


Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;

       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider;


       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus); and


       - you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. Please see Appendix F:
"Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details about any currently available Riders. WE PROVIDE NO ASSURANCE THAT WE WILL PROVIDE AN OPPORTUNITY TO EXCHANGE A RIDER FOR ANOTHER RIDER, OR THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE.


IMPACT OF OWNERSHIP ARRANGEMENT ON THE AVAILABILITY OF INCOME PLUS FOR
LIFE - JOINT LIFE 5.09 RIDERS. We will issue Income Plus For Life - Joint Life
5.09 Riders under the following ownership arrangements:

       - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.


       - For non-natural person ownership designations, generally one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.


       - For custodial IRAs and qualified plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or qualified plan account.



We may issue the Income Plus For Life - Joint Life 5.09 Rider under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a qualified plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.



Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce or limit benefits available under the Rider.


CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:
       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.


FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%


FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or

Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.


If we decide to increase the rate of a Rider fee a the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.


Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:
       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;


       - for the year that you become age 70 1/2 and for any subsequent years, if we issued your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or
     (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.


You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals." We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.


YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)
       -  Lifestyle Moderate Trust
       -  Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust

       - Franklin Templeton Founding Allocation Trust (not available with any Income Plus For Life 5.09 Series or Income Plus For Life 12.08 Series Riders, or a Principal Plus For Life Plus Automatic Annual Step-Up Rider purchased after December 15, 2008)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.


If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Source Fund in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.


None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:

------------------------------------------------------------------------------------------------
      MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE            PORTFOLIO NAME
------------------------------------------------------------------------------------------------
AMERICAN GLOBAL DIVERSIFICATION                 50%              American Global Growth Trust
(not available after April 30,
2009):                                          20%              American Bond Trust
                                                15%              American Global Small
                                                                 Capitalization Trust
                                                10%              American High-Income Bond Trust
                                                 5%              American New World Trust
------------------------------------------------------------------------------------------------

FUNDAMENTAL HOLDINGS OF AMERICA                 35%              American Bond Trust
(not available after April 30,
2009):                                          25%              American Growth-Income Trust
                                                25%              American Growth Trust
                                                15%              American International Trust
------------------------------------------------------------------------------------------------

GLOBAL BALANCED                                 30%              Fundamental Value Trust
(not available after April 30,
2007)                                           25%              American International Trust
                                                25%              Global Allocation Trust
                                                20%              Global Bond Trust
------------------------------------------------------------------------------------------------

BLUE CHIP BALANCED                              40%              Investment Quality Bond Trust
(not available after April 30,
2007):                                          30%              American Growth Trust
                                                30%              American Growth-Income Trust
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
      MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE            PORTFOLIO NAME
------------------------------------------------------------------------------------------------
VALUE STRATEGY                                  30%              Fundamental Value Trust
(not available after February 10,
2006):                                          30%              Equity-Income Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

GROWTH BLEND                                    40%              Blue Chip Growth Trust
(not available after February 10,
2006):                                          20%              American Growth-Income Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

CORE HOLDINGS OF AMERICA                        35%              Active Bond Trust
(not available after August 1,
2005):                                          25%              American Growth Trust
                                                25%              American Growth-Income Trust
                                                15%              American International Trust
------------------------------------------------------------------------------------------------

CORE SOLUTION                                   34%              Strategic Income Trust
(not available after April 30,
2005):                                          33%              Blue Chip Growth Trust
                                                33%              Equity-Income Trust
------------------------------------------------------------------------------------------------

VALUE BLEND                                     40%              Equity-Income Trust
(not available after April 30,
2005):                                          20%              American Growth Trust
                                                20%              Active Bond Trust
                                                20%              Strategic Bond Trust
------------------------------------------------------------------------------------------------

GLOBAL                                          30%              International Value Trust
(not available after April 30,
2005):                                          30%              Global Bond Trust
                                                20%              American Growth-Income Trust
                                                20%              Blue Chip Growth Trust
------------------------------------------------------------------------------------------------



A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.


We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;
       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups:

ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.


Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount guaranteed under the terms of the Rider you select.


If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.


Please refer to the "Features" section for each Rider for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.


Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:
       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

       -  reduce the death benefit and other optional benefits;


       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program; and


       -  may reduce your ability to obtain Step-Ups.


If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:
       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or

       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code Section 72(s)(2); or


       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.


If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section).



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of each Rider for more information.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


Additional Annuity Options

In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments.

If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract - Pay-out Period Provisions").


When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;

       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.


FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS



Covered Person(s)


The Income Plus For Life 5.09 Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 5.09).



Benefit Base


The maximum Benefit Base at any time for an Income Plus For Life 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.



Benefit Rate



                                     BENEFIT RATE BY AGE
                                     -------------------
 Covered Person's age on the
Contract Anniversary prior to
  the first withdrawal after
             the                    Income Plus For Life        Income Plus For Life - Joint
     Lifetime Income Date                   5.09                         Life 5.09
--------------------------------------------------------------------------------------------
         58 1/2 - 63                        4.00%                           3.75%
         64 and over                        5.00%                           4.75%




Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.09 Rider.



EXAMPLE: Assume that you purchase a Contract with the Income Plus For Life 5.09 Rider when your age is 57 years and 7 months. Your Lifetime Income Date is the first Contract Anniversary since that is the Contract Anniversary before you attain age 59 1/2. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we will set your Benefit Rate equal to 4% since you were over age 58 1/2 and under age 64 on the Contract Anniversary prior to that withdrawal. If you wait until the

8th Contract Year to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you were over age 64 on the Contract Anniversary prior to the withdrawal.



We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.



We expect the Credit Period to be between 5 and 15 Contract Years, and we do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Lifetime Income Amount


The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:


       - (for Income Plus For Life 5.09) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or


       - (for Income Plus For Life - Joint Life 5.09) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



The Lifetime Income Amount reduces to zero upon the death of the last Covered Person.



We determine the initial Lifetime Income Amount by multiplying:


       -  the Benefit Rate for the Rider on the Lifetime Income Date; by


       -  the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" below for more information.



Lifetime Income Date


The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.09) would attain age 59 1/2 or older during the first Contract Year.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or oldest Covered Person) attains age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).



Increases in Guaranteed Amounts


ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:


       -  the Lifetime Income Date or


       -  the latest of:


            -  the date of a Purchase Payment that we applied to the Benefit
               Base,


            -  the date of a reduction in the Benefit Base, or


            -  the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offer the Income Plus For Life 5.09 Series Riders with the following Credit features:


       -  Annual Credit Rate - 5%


       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, the length of a Credit Period, or a combination of these factors. We expect the Credit Periods to be between 5 and 15 Contract Years, and we do not expect the Credit Rates we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.


       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).


       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.


       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.


       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).


       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.


       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Credits may increase one or more of our guarantees when you defer withdrawals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).



STEP-UPS. We offer the Income Plus For Life 5.09 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchase the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.



The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.



We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while an Income Plus For Life 5.09 Series Rider is in effect.



If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Withdrawals, Distributions and Settlements


OVERVIEW. The Income Plus For Life 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:


       - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;


       - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or


       -  if you make an Additional Purchase Payment (up to specified limits).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:


       -  you take withdrawals prior to the Lifetime Income Date, or


       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



An Excess Withdrawal is:


       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or


       - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.



If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.



After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" below).



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider. Also assume that when you are age 62, the Contract Value was $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000- $5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x
$110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x
$104,747).



We do not reduce the Benefit Base and/or the Lifetime Income Amount:


       - if the withdrawals are taken under our Life Expectancy Distribution Program, or


       - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.



The Income Plus For Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Income Plus For Life
5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL AND COULD CAUSE YOU TO LOSE YOUR GUARANTEED MINIMUM WITHDRAWAL BENEFIT.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 5.09 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



We will reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



The Settlement Phase under an Income Plus For Life 5.09 Series Rider begins if:


       - the Contract Value reduces to zero at any time during a Contract Year; and


       -  there were no Excess Withdrawals during that Contract Year; and


       -  the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life 5.09 Series Rider if:


       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or


       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE THEN DECLINES TO ZERO IN THAT SAME CONTRACT YEAR.



The settlement amount we pay to you under the Rider varies:


       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.


       - (for Income Plus For Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).


       - (for Income Plus For Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).


       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits


Our GMWB Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



We reduce your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:




---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 5.09:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus For Life 5.09 fee.

---------------------------------------------------------------------------------------


2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------




If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.



The entire interest must be distributed within five years of the Owner's death, except in the case where the Beneficiary is not the deceased Owner's spouse. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VI. Charges and Deductions - Mortality and Expense Risks Fee").



INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a tax-qualified retirement plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee (see "Rider Fees - Fee for Income Plus For Life 5.09 Series Riders" earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.09 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:


       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and


       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider


You may not terminate an Income Plus For Life 5.09 Series Rider once it is in effect. However, an Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:


       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;


       -  the date an Annuity Option begins;


       -  the date the Contract Value and the Benefit Base both equal zero;


       -  (for Income Plus For Life 5.09) the death of the Covered Person;


       - (for Income Plus For Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;


       - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or


       -  termination of the Contract.



You should consult with your financial professional to assist you in determining whether an Income Plus For Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.09 Series Riders may limit the Investment Options otherwise available under the Contract; they require you to defer taking withdrawals to receive certain benefits; they contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values; and they provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.09 Series Rider is suitable for your needs, especially at older ages.



FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES RIDERS


Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life 12.08 - 5%
       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).
       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:
       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.
       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime
          Income Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.


The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchased the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.


"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three

Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements
We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000- $5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x
$110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x
$104,747).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445
($110,000 - 5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income
Amount is $4,700 (4.50% x $104,445).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.


FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS


Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:
                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
            -  For Contracts issued in New York, the Bonus will be equal to:
                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%.

Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount'(see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:
       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements

We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x $110,000 = $110,000 - $5,253). The new
Lifetime Income Amount is $4,976 (4.75% x $104,747).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000- $4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 - 5.05% x
$110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700 (4.50% x
$104,445).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York) .
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:
            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;
            -  6% for Riders purchased before January 17, 2008 or in New York.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-
3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
            -  the Withdrawal Amount ; divided by
            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase (See "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person and       automatically increase the Benefit Base to equal the initial death
    the              benefit we determine, if the death benefit is greater than the
    Beneficiary      Benefit Base prior to our determination. We will also recalculate
    is the           the Lifetime Income Amount to equal 5% of the recalculated Benefit
    deceased         Base and will assess the Rider Fee based on the recalculated
    Owner's          Benefit Base.
    spouse
                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up
                     Review) fee at that time.

---------------------------------------------------------------------------------------

2.  Not the       -  may continue in the same manner as 1.
    Covered
    Person and    -  enters its Settlement Phase if a subsequent withdrawal would
    the              deplete the Contract Value to zero, and the remaining Lifetime
    Beneficiary      Income Amount for the year of withdrawal is still greater than
    is not           zero.
    the deceased
    Owner's       -  does not continue to be eligible for any Credits and Step-Ups, or
    spouse           a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus
                     For Life (Annual Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------------
3.  The Covered   -  ends without any further benefit.
    Person and
    the
    Beneficiary
    is the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  The Covered   -  ends without any further benefit.
    Person and
    the
    Beneficiary
    is not
    the deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For
Life - Joint Life (Annual Step-Up Review) Rider fee (See "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders"). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.


Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.


FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES RIDERS


Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%
       -  Principal Plus for Life Plus Spousal Protection - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)
The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or
       - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.
       - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
       -  in the case of the Lifetime Income Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:
       -  Credit Rate - 5%.
       -  initial Credit Period
            -  (for Principal Plus) - the first 5 Contract Years.
            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.
            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:
       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise
       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:

       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.


Step-Up Dates. We schedule Step-Up Dates:
       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th) etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6(th), 9(th) etc.), up to and including the 30(th) Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.
       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9(th) Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.


Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" in "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  5% of the greater of: (a)the Contract Value after the withdrawal or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders ) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.


Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."


This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase.

          If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       -  We will make settlement payments to you each Contract Year during the
          Covered Person's lifetime in an amount that is equal to the Lifetime
          Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE            THEN
BENEFICIARY IS:   PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30(th )Contract
                     Anniversary.

---------------------------------------------------------------------------------------

2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person and       continues with respect to the Guaranteed Withdrawal Amount if the
    the              death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not           to the death benefit. We will permit the Beneficiary to opt out of
    the deceased     the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------

3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not           determine the death benefit after the Covered Person has reached
    the deceased     his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:
       - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;
       - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

       - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix).


We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.


Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders" in this Appendix). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.


If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or
       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or

       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.


FEATURES OF PRINCIPAL RETURNS RIDER


Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base
The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
       -  8% of the Benefit Base immediately after the Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).

ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).
As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:
       -  the amount of your initial Purchase Payments, up to $5 million; or
       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10(th) Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9(th) Contract Anniversary after the Contract Date. After the 9(th) Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10(th), 11(th), 12(th), etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10(th) Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.

       John Hancock USA
            -  Guaranteed Retirement Income Program I
            -  Guaranteed Retirement Income Program II
            -  Guaranteed Retirement Income Program III

       John Hancock New York
            -  Guaranteed Retirement Income Program I
            -  Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Program
John Hancock USA offered three versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). Guaranteed Retirement Income Program II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10(th) Contract Anniversary (7(th) Contract Anniversary for Guaranteed Retirement Income Program I) and then must be exercised within 30 days immediately following the 10th Contract Anniversary (7(th) Contract Anniversary for Guaranteed Retirement Income Program I) or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Program I
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

INCOME BASE: The Income Base is equal to (a) less (b), where:
          (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
          (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM I GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program I is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

STEP-UP OF INCOME BASE: Within 30 days immediately following any Contract Anniversary, you may elect in writing to step up the Income Base to the Contract Value on that Contract Anniversary. If you elect to step up the Income Base, the earliest date that you may exercise Guaranteed Retirement Income Program is extended to the 7(th) Contract Anniversary following the date the Step-Up is effective (the Step-Up Date).

Following a Step-Up of the Income Base, the Income Base as of the Step-Up Date is equal to the Contract Value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the Contract Value on the Step-Up Date will be treated as a Purchase Payment made on that date, and all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the Step-Up Date will not be considered.

Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:
          (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
          (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated above.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period
Provisions -- Annuity Options" in "V. Description of the Contract").


Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise a Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee
The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Program I                     0.25%
------------------------------------------------------------------
Guaranteed Retirement Income Program II                    0.45%
------------------------------------------------------------------
Guaranteed Retirement Income Program III                   0.50%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program
A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans
The use of Guaranteed Retirement Income Programs is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

Hence, you should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10(th) Contract Anniversary after its election (7(th) Contract Anniversary for Guaranteed Retirement Income Program I) and (b) the election of a Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Program
John Hancock New York offered two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10(th) Contract Anniversary and then must be exercised within 30 days immediately following the 10(th) Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME PROGRAM II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:
          (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and
          (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by
(ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options" in "V. Description of the Contract"):

       -  Life Annuity with a 10-Year Period Certain;
       -  Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee
The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Program I                     0.30%
------------------------------------------------------------------
Guaranteed Retirement Income Program II                    0.45%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program
A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85(th) birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans
The use of a Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

You should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10(th) Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, A GUARANTEED RETIREMENT INCOME PROGRAM SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

  Appendix F: Additional Availability of Guaranteed Minimum Withdrawal Benefit
                                     Riders

This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract for one of the following optional GMWB Riders after you purchase a Contract:
         Income Plus For Life 5.09; or
         Income Plus For Life - Joint Life 5.09.

Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.

FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS, PLEASE SEE "FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" IN THIS APPENDIX, BELOW.

DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:

       - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange an existing GMWB Rider for a new GMWB Rider for use with a previously issued Contract, we will terminate the existing GMWB Rider upon the effective date of the new GMWB Rider. Unless we agree otherwise, an exchange to a new GMWB Rider is not available for Contracts with Triple Protection Death Benefit, or the following optional guaranteed minimum income benefit Riders:


          John Hancock USA
          -  Guaranteed Retirement Income Program I
          -  Guaranteed Retirement Income Program II
          -  Guaranteed Retirement Income Program III



          John Hancock New York
          -  Guaranteed Retirement Income Program I
          -  Guaranteed Retirement Income Program II



You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments and Step-Ups under your existing GMWB Rider if you purchase a new GMWB Rider.

       - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new GMWB Rider if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under a Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new GMWB Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.

You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.

       - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new GMWB Rider in one or more of the Investment Options we make available for that Rider. Your existing GMWB Rider may permit you to invest in Investment Options that are not available under a new GMWB Rider. If you choose to purchase a new GMWB Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new GMWB Rider before you can purchase the new Rider.

For more information regarding the currently available Investment Options for GMWB Riders, please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below. You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new GMWB Rider is best suited for your financial needs and risk tolerance.

       - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new GMWB Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.09 Rider.
       - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under an existing GMWB Rider for you to elect to purchase a new GMWB Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing GMWB Rider still has guaranteed benefits.

       - Different Rider - You cannot exchange your existing GMWB Rider for the same type of GMWB Rider (i.e., Income Plus For Life 5.09 for Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 for Income Plus For Life - Joint Life 5.09) unless we agree otherwise.

       - State of Issue Restriction - You may purchase a GMWB Rider only if it is then available in the state where we issued your Contract. You can find out if an optional GMWB Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 800-344-1029, or in New York State, 800-551-2078

       - IRA Beneficiary Restriction - You may not purchase a GMWB Rider in connection with a new or existing Beneficiary IRA (see "Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below).
       - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.

Before you purchase a new GMWB Rider:
       - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and
       - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We provide a thirty-day Election Period following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new GMWB Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new GMWB Rider.

We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a GMWB Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.

Under our current administrative procedures, you cannot exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.

ARE FIXED INVESTMENT OPTIONS AVAILABLE?

Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under a DCA program (see "Special Transfer Services - Dollar Cost Averaging" for details).

HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?

We charge you the annual Rider fee under your existing GMWB Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new GMWB Rider (i.e., the start of an Election Period). If you purchase a new GMWB Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:

------------------------------------------------------------------------------------------------------------------
                                                                                 INCOME PLUS      INCOME PLUS
                                                                                   FOR LIFE  FOR LIFE - JOINT LIFE
FEES DEDUCTED FROM CONTRACT VALUE(1)                                                 5.09             5.09
------------------------------------------------------------------------------------------------------------------
 Maximum Fee(2)                                                                      1.20%            1.20%
 Current Fee                                                                         0.90%            0.90%
------------------------------------------------------------------------------------------------------------------


 (1) Fees are shown as a percentage of the Adjusted Benefit Base.
 (2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-Up of the Benefit Base to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing GMWB Rider.

The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:

Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about reductions and the annual "permitted" amounts under a new GMWB Rider.

We will decrease amounts guaranteed under a GMWB Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing GMWB Rider.

WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

If you purchase a GMWB Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing GMWB Rider. For Credit information, see the "Credit" section below in "Features of Income Plus For Life 5.09 Series Riders."

Impact of Purchase Payments
Since the initial guarantees and other benefits under a new GMWB Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.

WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals
We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus For Life 5.09, or an Income Plus For Life - Joint Life 5.09 Rider, we will reduce the death benefit on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal). Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information on the effect of withdrawals under a GMWB Rider.

Continuation of Contract after death benefits become payable
Coverage under any of our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a GMWB Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider ends as described below in "Features of Income Plus For Life 5.09 Series Riders."

CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider may continue as described below in "Features of Income Plus For Life 5.09 Series Riders."

If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.

You should carefully review and compare the impact on death benefits under your current GMWB Rider to the impact on death benefits under a different GMWB Rider.

WHEN CAN I ELECT TO PURCHASE A NEWLY AVAILABLE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We provide no assurance that you will be able to exchange your current GMWB Rider (your "Current Rider") for an Income Plus For Life 5.09 Series Rider in any given state.

If you are eligible and decide to exchange your Current Rider for an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider:
       - you will have to pay the current annual fee for the new Rider, as described below in "Features of Income Plus For Life 5.09 Series Riders";
       - the Covered Person under a new Income Plus For Life 5.09 Rider must be a Covered Person under your Current Rider;

       - one of the Covered Persons under a new Income Plus For Life - Joint Life 5.09 Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;
       - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;
       - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;
       - if you exchange your Rider on or after the first Contract Anniversary, for purposes of calculating the Credit under the new Rider, we will treat the Contract Value on the date of the exchange as a Purchase Payment. We will not take into consideration any Purchase Payments, withdrawals or Contract Values prior to the date of the exchange.

We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.

Except as stated above, you may not elect more than one GMWB Rider for a Contract.

FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS

Covered Person(s)

The Income Plus For Life 5.09 Series Riders we currently offer provide a lifetime income guarantee based on a single life (Income Plus For Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 5.09).


SINGLE LIFE GUARANTEE. For Income Plus For Life 5.09 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Income Plus For Life - Joint Life 5.09 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.



Availability of Guaranteed Minimum Withdrawal Benefit Riders
You may elect an Income Plus For Life 5.09 Series Rider at the time you purchase a Contract, provided:
       - the Rider is available for sale in the state where the Contract was sold;
       - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;
       - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and
       - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.


Please contact the John Hancock Annuities Service Center at 800-344-1029 (in NY:
800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by state insurance regulatory agencies.


We reserve the right to accept or refuse to issue an Income Plus For Life 5.09 Series Rider at our sole discretion. Once you elect a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.


AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life 5.09 Rider) must be under age 81 to purchase a Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may be able to purchase a new Income Plus For Life 5.09 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.09 Series Rider after you purchase a Contract. Please see the discussion at the beginning of this Appendix for details.


WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.09 SERIES RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.

IMPACT OF OWNERSHIP ARRANGEMENTS ON THE AVAILABILITY OF INCOME PLUS FOR LIFE SERIES RIDERS. We will issue an Income Plus For Life 5.09 Series Rider only if your ownership arrangement permits continuation of your Contract at death of the Owner.



We will issue an Income Plus For Life 5.09 Series Rider under the following ownership arrangements:


       - In general, covered spouses should be joint Owners, or one covered spouse should be the Owner and the other covered spouse should be named as the sole primary Beneficiary.


       - For non-natural person ownership designations, one covered spouse should be the Annuitant and the other covered spouse should be the sole primary Beneficiary.


       - For custodial IRAs and qualified plans, the surviving spouse must be the designated primary Beneficiary of the custodial IRA or qualified plan account.



We may issue the Income Plus For Life 5.09 Series Rider under certain other non-natural person ownership arrangements, provided the arrangement allows for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or a qualified plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.



Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce or limit benefits available under the Rider.


CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 5.09 Series Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees
We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.09 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:
       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
       -  at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments
If you purchase an Income Plus For Life 5.09 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" below). Other limitations on Additional Purchase Payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:
       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

       - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary, or the Age 65 Contract Anniversary, if later, exceed $100,000;

       - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but
       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



Benefit Base
The maximum Benefit Base at any time for an Income Plus For Life 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.


We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.


We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.

Benefit Rate



                                     BENEFIT RATE BY AGE
                                     -------------------
 Covered Person's age on the
Contract Anniversary prior to
  the first withdrawal after
             the                    Income Plus For Life        Income Plus For Life - Joint
     Lifetime Income Date                   5.09                         Life 5.09
--------------------------------------------------------------------------------------------
         58 1/2 - 63                        4.00%                           3.75%
         64 and over                        5.00%                           4.75%



Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.09 Rider.



EXAMPLE: Assume that you purchase a Contract with the Income Plus For Life 5.09 Rider when your age is 57 years and 7 months. Your Lifetime Income Date will be the first Contract Anniversary since that is the Contract Anniversary before you attain age 59 1/2. If the first time you take a withdrawal after the Lifetime Income Date is during the second Contract Year, we will set your Benefit Rate equal to 4% since you were age over age 58 1/2 and under age 64 on the Contract Anniversary prior to that withdrawal. If you wait until the 8(th) Contract Year to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you were over age 64 on the Contract Anniversary prior to the withdrawal.


We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.

We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

       - (for Income Plus For Life 5.09) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or


       - (for Income Plus For Life - Joint Life 5.09) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.


The Lifetime Income Amount reduces to zero upon the death of the last Covered Person.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider on the Lifetime Income Date; by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see "Withdrawals, Distributions and Settlements" below for more information.


Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.09) will attain age 59 1/2 or older during the first Contract Year.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or oldest Covered Person) attains age 59 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).


Availability of Investment Options Under Income Plus For Life 5.09 Series Riders


Currently, the Investment Options available for Income Plus For Life 5.09 Series Riders are the same Investment Options available under the Contract. These Investment Options invest in the following Portfolios:



       -  Core Allocation Trust


       -  Core Balanced Trust


       -  Core Disciplined Diversification Trust


       -  Core Fundamental Holdings Trust


       -  Core Global Diversification Trust


       -  Core Strategy Trust


       -  Lifestyle Balanced Trust


       -  Lifestyle Conservative Trust


       -  Lifestyle Growth Trust


       -  Lifestyle Moderate Trust


       -  Money Market Trust



If you purchase a Contract with one of our Income Plus For Life 5.09 Series Riders, however, we reserve the right to restrict in the future the individual Investment Options to which you may allocate your Contract Value.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 If you elect to purchase one of our Income Plus For Life 5.09 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from your selected Source Fund, including any available DCA Fixed Investment Option, in connection with your selected Investment Options.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTIONS ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ EACH PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.


Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.


EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).


CREDITS. We offer the Income Plus For Life 5.09 Series Riders with the following Credit features:
       -  Annual Credit Rate - 5%
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.


The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person, the length of a Credit Period, or a combination of these factors. We expect the Credit Periods to be between 5 and 15 Contract Years, and we do not expect the Credit Rates we offer to be less than 3% or more than 7%, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rate and the Credit Period in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Credits may increase one or more of our guarantees when you defer withdrawals.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).

EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).


STEP-UPS. We offer the Income Plus For Life 5.09 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchase the Rider and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.




The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.


If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" earlier in this section). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.


We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20% on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an Income Plus For Life 5.09 Series Rider is in effect.

If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Withdrawals, Distributions and Settlements
OVERVIEW. The Income Plus For Life 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:
       - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;
       - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then current Contract Value on certain Contract Anniversary dates; or
       -  if you make an Additional Purchase Payment (up to specified limits).

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).


EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount guaranteed under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:




       -  you take withdrawals prior to the Lifetime Income Date, or


       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



An Excess Withdrawal is:


       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or


       - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.



If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.



After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.


WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" below).

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000- $5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x
$110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x
$104,747).



We do not reduce the Benefit Base and/or the Lifetime Income Amount:
       - if the withdrawals are taken under our Life Expectancy Distribution Program, or

       - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.


The Income Plus For Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Income Plus For Life 5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL AND COULD CAUSE YOU TO LOSE YOUR GUARANTEED MINIMUM WITHDRAWAL BENEFIT.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase an Income Plus For Life 5.09 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:
       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;

       -  reduce the death benefit and other optional benefits;


       - cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 5.09 Series Rider during any Contract Year in which you receive a payment under the program; and


       -  may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal
Services - The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:
       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code Section 72(s)(2); or


       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(a)(6), Section 408(b)(3), or Section 408A(c)(5)). For further information on such distributions, please see "VII. Federal Tax Matters - Required Minimum Distributions."





Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base proportionally by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution Program, you must participate in either the Income Plan (see "V. Description of the Contract - Special Withdrawal Services - The Income Plan") or the Income Made Easy Program (see "Pre-Authorized Withdrawals - The Income Made Easy Program" above).



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any optional benefit Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


The Settlement Phase under an Income Plus For Life 5.09 Series Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year; and
       -  there were no Excess Withdrawals during that Contract Year; and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 5.09 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.


YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE THEN DECLINES TO ZERO IN THAT SAME CONTRACT YEAR.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.
       - (for Income Plus For Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
       - (for Income Plus For Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       -  you reduce the Contract Value available for annuitization; and

       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.


When you annuitize:
       - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);
       - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our GMWB Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date. We reduce your death benefit each time you take a withdrawal.


EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).

INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 5.09:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of any increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the Income Plus For Life 5.09 fee.

---------------------------------------------------------------------------------------


2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------




If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.



The entire interest must be distributed within five years of the Owner's death, except in the case where the Beneficiary is not the deceased Owner's spouse. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VI. Charges and Deductions - Mortality and Expense Risks Fee").



INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a tax-qualified retirement plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).


If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee (see "Fee for Income Plus For Life 5.09 Series Riders" earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.09 Rider is in effect, we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.


Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life 5.09 Series Rider once it is in effect. However, an Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 5.09) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or
       -  termination of the Contract.


You should consult with your financial professional to assist you in determining whether an Income Plus For Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.09 Series Riders may limit the Investment Options otherwise available under the Contract; they require you to defer taking withdrawals to receive certain benefits; they contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values; and they provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.09 Series rider is suitable for your needs, especially at older ages.



Tax Considerations


Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for additional information on tax considerations related to optional benefit Riders.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III: Fee Tables" for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
       -  Venture 2006 Contracts with no optional benefit Riders
       -  Venture 2006 Contracts with the Annual Step-Up Death Benefit Rider
       - Venture 2006 Contracts issued by John Hancock New York with the Annual Step-Up Death Benefit Rider and the Payment Enhancement optional benefit Rider.
       -  Ven 24, Ven 22 and Ven 20 Contracts with no optional benefit Riders;
       - Ven 22 and Ven 20 Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;
       -  Ven 24 Contracts with the Payment Enhancement optional benefit Rider;
       -  Ven 9, Ven 6 and Ven 7 Contracts with no optional benefit Riders;
       -  Ven 3 Contracts with no optional benefit Riders.

Please note that fees for the Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, and Triple Protection Death Benefit Riders and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

               ACCUMULATION UNIT VALUES- VENTURE VARIABLE ANNUITY

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED       ENDED      ENDED     ENDED       ENDED      ENDED     ENDED       ENDED     ENDED       ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201    12.500
Value at End of Year         9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678    11.201
Ven 22, 20 No. of Units  2,511,902  3,032,307  4,027,955  5,662,346  7,431,295  9,056,577  9,910,540  9,560,366  8,341,963 3,372,404
Ven 24 No. of Units         84,406    149,964    180,652    202,571    254,131    340,730    301,338    325,150    237,911    61,502

Ven 22, 20 Contracts with GEM
Value at Start of Year       8.088     13.089     12.680     11.178     10.891     10.037      7.968     10.451     12.500        --
Value at End of Year        10.008      8.088     13.089     12.680     11.178     10.891     10.037      7.968     10.451        --
No. of Units                25,824     27,742     29,894     53,278     57,668     67,142    107,257    106,231     34,656        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       7.594     12.308     11.941     10.543     10.288      9.496      7.549      9.916     11.517        --
Value at End of Year         9.383      7.594     12.308     11.941     10.543     10.288      9.496      7.549      9.916        --
No. of Units               137,463    240,478    312,360    413,183    487,495    621,415    543,810    446,244    237,911        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201    12.500
Value at End of Year         9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678    11.201
Ven 7, 8 No. of Units      225,628    238,305    322,637    423,821    579,086    697,016    871,491    863,970    571,972   436,748
Ven 9 No. of Units          44,975     51,568     92,908     93,667    157,718    254,069    196,202    429,028    294,074    66,524

Ven 3 Contracts with no Optional Riders
Value at Start of Year       7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201    12.500
Value at End of Year         9.418      7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678    11.201
No. of Units                21,131     26,444     23,424     34,045     36,694     35,016     36,077     27,155     31,853    15,118

500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      10.383     16.820     16.289     14.356     13.982     12.891     10.232     12.500         --        --
Value at End of Year        12.858     10.383     16.820     16.289     14.356     13.982     12.891     10.232         --        --
Ven 22, 20 No. of Units    876,963    936,856    961,353  1,067,899  1,225,205  1,250,479  1,096,693    312,367         --        --
Ven 24 No. of Units        389,463    384,540    381,985    420,641    453,984    472,832    344,259     85,184         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      10.246     16.632     16.139     14.252     13.908     12.849     10.219     12.500         --        --
Value at End of Year        12.663     10.246     16.632     16.139     14.252     13.908     12.849     10.219         --        --
No. of Units               159,675     84,851     90,490    124,224    127,884    131,553    113,154      6,296         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      10.144     16.492     16.027     14.174     13.853     12.817     10.209     12.500         --        --
Value at End of Year        12.519     10.144     16.492     16.027     14.174     13.853     12.817     10.209         --        --
No. of Units               186,875    257,110    334,148    343,063    361,467    353,819    264,511     58,512         --        --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      11.724     13.290     12.954     12.580     12.500         --         --         --         --        --
Value at End of Year        14.428     11.724     13.290     12.954     12.580         --         --         --         --        --
Ven 22, 20 No. of Units  1,249,746  1,545,198  2,211,907  2,960,620  3,779,743         --         --         --         --        --
Ven 24 No. of Units         61,321     69,399     98,929    118,895    140,653         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.638     13.219     12.911     12.563     12.500         --         --         --         --        --
Value at End of Year        14.294     11.638     13.219     12.911     12.563         --         --         --         --        --
No. of Units                18,005     18,388     26,958     32,570     43,655         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.574     13.166     12.878     12.551     12.500         --         --         --         --        --
Value at End of Year        14.194     11.574     13.166     12.878     12.551         --         --         --         --        --
No. of Units               152,545    198,810    261,708    296,316    361,780         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      11.724     13.290     12.954     12.580     12.500         --         --         --         --        --
Value at End of Year        14.428     11.724     13.290     12.954     12.580         --         --         --         --        --
Ven 7, 8 No. of Units    1,115,068  1,341,754  1,582,048  1,896,304  2,428,159         --         --         --         --        --
Ven 9 No. of Units          92,526    108,899    140,392    204,998    258,204         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED      ENDED     ENDED       ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04  12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- --------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year      11.724     13.290     12.954     12.580     12.500         --        --         --         --         --
Value at End of Year        14.428     11.724     13.290     12.954     12.580         --        --         --         --         --
No. of Units               561,855    614,080    732,664    855,608    950,426         --        --         --         --         --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      11.643     13.215     12.915     12.567     12.500         --        --         --         --         --
Value at End of Year        14.281     11.643     13.215     12.915     12.567         --        --         --         --         --
Ven 22, 20 No. of Units  4,939,109  5,134,407  7,342,785  7,737,600  7,813,643         --        --         --         --         --
Ven 24 No. of Units        902,082    921,431  1,320,767  1,344,178  1,350,107         --        --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.558     13.145     12.872     12.551     12.500         --        --         --         --         --
Value at End of Year        14.148     11.558     13.145     12.872     12.551         --        --         --         --         --
No. of Units               235,279    234,396    325,954    320,904    312,540         --        --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.494     13.092     12.839     12.538     12.500         --        --         --         --         --
Value at End of Year        14.049     11.494     13.092     12.839     12.538         --        --         --         --         --
No. of Units               909,308    943,950  1,317,568  1,399,750  1,442,961         --        --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --     12.915     12.567     12.500         --        --         --         --         --
Value at End of Year            --         --     13.215     12.915     12.567         --        --         --         --         --
Ven 9 No. of Units              --         --        253        253        253         --        --         --         --         --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --         --         --         --     12.040     9.120     12.326     16.889     16.628
Value at End of Year            --         --         --         --         --     12.972    12.040      9.120     12.326     16.889
Ven 22, 20 No. of Units         --         --         --         --         --  7,370,975 9,002,683  9,780,531 11,254,683 10,422,393
Ven 24 No. of Units             --         --         --         --         --    336,022   444,899    481,914    515,448    470,760

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --         --      8.776     6.661      9.021     12.500         --
Value at End of Year            --         --         --         --         --      9.437     8.776      6.661      9.021         --
No. of Units                    --         --         --         --         --     54,792    61,592     64,403    400,458         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --         --      7.888     5.996      8.132     11.182         --
Value at End of Year            --         --         --         --         --      8.469     7.888      5.996      8.132         --
No. of Units                    --         --         --         --         --    395,958   452,125    462,774    271,521         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --         --     12.040     9.120     12.326     16.889     16.628
Value at End of Year            --         --         --         --         --     12.972    12.040      9.120     12.326     16.889
Ven 7, 8 No. of Units           --         --         --         --         --    573,749   745,064    843,050  1,072,108  1,506,390
Ven 9 No. of Units              --         --         --         --         --    224,663   367,517    352,330    413,862    548,723

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --         --     12.040     9.120     12.326     16.889     16.628
Value at End of Year            --         --         --         --         --     12.972    12.040      9.120     12.326     16.889
No. of Units                    --         --         --         --         --     38,592    54,025     47,672     48,674     76,525

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --         --         --         --    12.607      9.572     12.500         --         --
Value at End of Year            --         --         --         --         --    13.576     12.607      9.572         --         --
Ven 22, 20 No. of Units         --         --         --         --         --   567,063    513,320    154,361         --         --
Ven 24 No. of Units             --         --         --         --         --   199,068    149,385     42,198         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --         --    12.566      9.559     12.500         --         --
Value at End of Year            --         --         --         --         --    13.504     12.566      9.559         --         --
No. of Units                    --         --         --         --         --    54,887     63,237     18,334         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --         --    12.535      9.550     12.500         --         --
Value at End of Year            --         --         --         --         --    13.451     12.535      9.550         --         --
No. of Units                    --         --         --         --         --    93,182     58,322     32,572         --         --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED     ENDED       ENDED      ENDED    ENDED       ENDED      ENDED     ENDED       ENDED      ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06  12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- --------- ---------- ---------- ---------- ---------- ----------
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 7-15-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.553     21.087     20.831     18.409    17.114     14.919     11.501     15.600     20.121     28.061
Value at End of Year        15.902     12.553     21.087     20.831    18.409     17.114     14.919     11.501     15.600     20.121
Ven 22, 20 No. of Units  1,856,365  2,192,453  2,846,401  4,157,956 5,317,776  6,316,179  7,678,603  9,380,988 12,268,522 14,881,833
Ven 24 No. of Units         65,315     71,667     81,521    130,706   153,969    175,743    215,705    251,358    299,501    253,992

Ven 22, 20 Contracts with GEM
Value at Start of Year       7.271     12.239     12.114     10.727     9.992      8.729      6.742      9.164     12.500         --
Value at End of Year         9.192      7.271     12.239     12.114    10.727      9.992      8.729      6.742      9.164         --
No. of Units                14,787     15,919     20,761     21,873    25,817     32,414     30,500     29,233     14,344         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       5.514      9.295      9.214      8.171     7.623      6.669      5.159      7.022      9.089         --
Value at End of Year         6.960      5.514      9.295      9.214     8.171      7.623      6.669      5.159      7.022         --
No. of Units                78,594     85,885     97,450    114,191   172,569    210,053    273,881    257,701    173,641         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.553     21.087     20.831     18.409    17.114     14.919     11.501     15.600     20.121     28.061
Value at End of Year        15.902     12.553     21.087     20.831    18.409     17.114     14.919     11.501     15.600     20.121
Ven 7, 8 No. of Units      317,322    382,247    465,904    594,331   775,887  1,026,608  1,274,268  1,630,125  2,120,101  3,358,777
Ven 9 No. of Units         123,119    156,358    198,707    253,002   313,453    418,096    520,711    624,455    797,877  1,019,262

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.553     21.087     20.831     18.409    17.114     14.919     11.501     15.600     20.121     28.061
Value at End of Year        15.902     12.553     21.087     20.831    18.409     17.114     14.919     11.501     15.600     20.121
No. of Units                19,126     20,107     24,100     31,814    35,814     43,383     53,510     80,427    128,701    173,914

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      11.360     19.122     18.936     16.764    15.612     13.642     10.540     12.500         --         --
Value at End of Year        14.368     11.360     19.122     18.936    16.764     15.612     13.642     10.540         --         --
Ven 22, 20 No. of Units     72,096     87,545    102,679    120,561   130,017    142,419    100,996     58,383         --         --
Ven 24 No. of Units         10,538     11,874     16,455     18,620    16,165     14,031     10,611      3,755         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.210     18.908     18.761     16.643    15.530     13.597     10.526     12.500         --         --
Value at End of Year        14.150     11.210     18.908     18.761    16.643     15.530     13.597     10.526         --         --
No. of Units                 5,067      4,916      4,518      3,733     5,894      5,602      3,972        147         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.099     18.749     18.632     16.552    15.468     13.564     10.516     12.500         --         --
Value at End of Year        13.989     11.099     18.749     18.632    16.552     15.468     13.564     10.516         --         --
No. of Units                13,985     16,191     16,590     16,325    13,357     11,137      4,810      1,371         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --     18.936     16.764    15.612         --         --         --         --         --
Value at End of Year            --         --     19.122     18.936    16.764         --         --         --         --         --
Ven 9 No. of Units              --         --        312        313       313         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      11.360     19.122     18.936     16.764    15.612         --         --         --         --         --
Value at End of Year        14.368     11.360     19.122     18.936    16.764         --         --         --         --         --
No. of Units                   149        149        149        149       149         --         --         --         --         --

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.780     22.326     20.206     19.226    17.888     17.030     13.363     17.927     23.852     27.113
Value at End of Year        15.261     12.780     22.326     20.206    19.226     17.888     17.030     13.363     17.927     23.852
Ven 22, 20 No. of Units  2,716,985  3,341,121  4,314,341  5,971,079 7,379,350  9,368,927 11,255,888 13,146,694 16,602,102 16,971,982
Ven 24 No. of Units        112,565    126,784    158,510    228,894   268,153    300,775    370,060    423,069    503,394    477,236

Ven 22, 20 Contracts with GEM
Value at Start of Year       6.226     10.899      9.884      9.423     8.785      8.380      6.589      8.857     12.500         --
Value at End of Year         7.420      6.226     10.899      9.884     9.423      8.785      8.380      6.589      8.857         --
No. of Units                13,624     12,313     33,095     38,921    46,808     61,922     75,053     78,183     48,575         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       5.392      9.453      8.585      8.198     7.654      7.312      5.758      7.751     10.350         --
Value at End of Year         6.416      5.392      9.453      8.585     8.198      7.654      7.312      5.758      7.751         --
No. of Units               145,769    192,957    257,081    314,528   389,884    490,521    574,876    635,050    483,817         --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852    27.113
Value at End of Year        15.261     12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927    23.852
Ven 7, 8 No. of Units      505,949    595,476    762,737    951,840  1,208,031  1,583,546  2,008,869  2,463,679  3,192,887 4,274,267
Ven 9 No. of Units         216,186    263,491    326,625    426,423    526,534    681,765    845,398  1,028,998  1,422,150 1,728,273

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852    27.113
Value at End of Year        15.261     12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927    23.852
No. of Units                25,194     29,186     38,198     46,528     70,597     93,651    115,713    135,052    208,852   254,967

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       9.484     16.600     15.055     14.359     13.387     12.768     10.037     12.500         --        --
Value at End of Year        11.303      9.484     16.600     15.055     14.359     13.387     12.768     10.037         --        --
Ven 22, 20 No. of Units    377,616    394,347    524,089    555,332    563,975    797,349    639,116    204,577         --        --
Ven 24 No. of Units         75,172     74,395     79,704     95,639     99,956     97,287     81,893     15,156         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       9.359     16.414     14.916     14.255     13.317     12.726     10.025     12.500         --        --
Value at End of Year        11.132      9.359     16.414     14.916     14.255     13.317     12.726     10.025         --        --
No. of Units                23,121     22,578     24,209     25,866     29,457     28,729     26,365      6,629         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       9.266     16.276     14.813     14.178     13.264     12.695     10.015     12.500         --        --
Value at End of Year        11.005      9.266     16.276     14.813     14.178     13.264     12.695     10.015         --        --
No. of Units                44,508     46,475     63,831     73,221     68,612     80,663     65,159     28,524         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       9.484     16.600     15.055     14.359     13.387         --         --         --         --        --
Value at End of Year        11.303      9.484     16.600     15.055     14.359         --         --         --         --        --
Ven 9 No. of Units             259        266        821        828        548         --         --         --         --        --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500        --
Value at End of Year        15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494        --
Ven 22, 20 No. of Units    758,051    942,277  1,221,952  1,672,577  1,841,422  2,111,389  1,778,554  1,074,867    570,920        --
Ven 24 No. of Units         17,562     18,952     27,743     39,428     39,696     42,383     43,563     46,075     10,755        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.977     17.089     16.031     14.325     13.769     12.066      8.861     12.477     12.500        --
Value at End of Year        14.923     11.977     17.089     16.031     14.325     13.769     12.066      8.861     12.477        --
No. of Units                46,835     57,648     68,505     52,240     51,220     59,499     71,283     46,772     21,525        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.839     16.919     15.896     14.225     13.693     12.018      8.839     12.465     12.500        --
Value at End of Year        14.730     11.839     16.919     15.896     14.225     13.693     12.018      8.839     12.465        --
No. of Units                78,711     39,663    131,573    150,396    166,689    145,850    133,410    135,095     42,968        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500        --
Value at End of Year        15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494        --
Ven 7, 8 No. of Units      113,950    127,247    129,415    172,765    195,319    262,487    217,876    104,817     61,104        --
Ven 9 No. of Units          22,877     24,537     43,230     44,179     45,996     54,418     35,910     18,655     14,166        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500        --
Value at End of Year        15.184     12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494        --
No. of Units                 5,865      5,470      5,480      8,671      6,657     12,408     17,088      6,901      5,599        --

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      13.088     18.661     17.517     15.646     15.051     13.182      9.675     12.500         --        --
Value at End of Year        16.315     13.088     18.661     17.517     15.646     15.051     13.182      9.675         --        --
Ven 22, 20 No. of Units    605,954    657,194    735,104    873,791    843,708    807,667    523,939     85,306         --        --
Ven 24 No. of Units        100,368    120,745    141,565    161,342    146,759    154,556     90,937      9,080         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.916     18.451     17.355     15.533     14.972     13.139      9.663     12.500         --        --
Value at End of Year        16.067     12.916     18.451     17.355     15.533     14.972     13.139      9.663         --        --
No. of Units                18,151     25,510     27,529     33,190     49,081     53,333     40,083      5,426         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED     ENDED      ENDED       ENDED     ENDED       ENDED     ENDED      ENDED      ENDED      ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.788     18.296     17.235     15.448     14.913     13.107      9.653     12.500         --        --
Value at End of Year        15.884     12.788     18.296     17.235     15.448     14.913     13.107      9.653         --        --
No. of Units                82,331     89,480    113,547    117,975    118,139    116,118     76,154     33,747         --        --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.700     12.543     12.500         --         --         --         --         --         --        --
Value at End of Year        10.602      8.700     12.543         --         --         --         --         --         --        --
Venture No. of Units    30,724,575 19,851,060  6,729,131         --         --         --         --         --         --        --
NY Venture No. of Units  1,970,143  1,033,934    379,845         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.664     12.522     12.500         --         --         --         --         --         --        --
Value at End of Year        10.531      8.664     12.522         --         --         --         --         --         --        --
Ven 22, 20 No. of Units  7,207,264  1,892,149  1,357,916         --         --         --         --         --         --        --
Ven 24 No. of Units        445,353    129,358     41,834         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       8.635     12.505     12.500         --         --         --         --         --         --        --
Value at End of Year        10.475      8.635     12.505         --         --         --         --         --         --        --
No. of Units               187,462    118,757     17,170         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.649     12.514     12.500         --         --         --         --         --         --        --
Value at End of Year        10.503      8.649     12.514         --         --         --         --         --         --        --
No. of Units               215,712    236,172    224,200         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       8.613     12.493     12.500         --         --         --         --         --         --        --
Value at End of Year        10.433      8.613     12.493         --         --         --         --         --         --        --
No. of Units               379,397    115,640     75,948         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.671     12.526     12.500         --         --         --         --         --         --        --
Value at End of Year        10.545      8.671     12.526         --         --         --         --         --         --        --
Venture No. of Units     12,874,294 7,973,773  3,073,847         --         --         --         --         --         --        --
NY Venture No. of Units  1,505,773    978,916    352,031         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       8.620     12.497     12.500         --         --         --         --         --         --        --
Value at End of Year        10.447      8.620     12.497         --         --         --         --         --         --        --
NY Venture No. of Units    173,112    173,633    154,513         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       8.664     12.522     12.500         --         --         --         --         --         --        --
Value at End of Year        10.546      8.664     12.522         --         --         --         --         --         --        --
Ven 9 No. of Units         572,513     80,119     31,883         --         --         --         --         --         --        --
No. of Units             4,670,702    105,624     28,774         --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year       8.664     12.522     12.500         --         --         --         --         --         --        --
Value at End of Year        10.546      8.664     12.522         --         --         --         --         --         --        --
No. of Units             1,871,261      4,348        563         --         --         --         --         --         --        --

AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.445     19.957     19.945     17.317     16.463     15.299     12.500         --         --        --
Value at End of Year        15.601     12.445     19.957     19.945     17.317     16.463     15.299         --         --        --
Ven 22, 20 No. of Units  1,644,971  1,863,074  2,373,140  2,952,854  3,003,264  3,085,744    733,450         --         --        --
Ven 24 No. of Units        245,089    268,076    285,863    326,760    337,549    351,197    164,535         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.304     19.772     19.800     17.225     16.409     15.279     12.500         --         --        --
Value at End of Year        15.394     12.304     19.772     19.800     17.225     16.409     15.279         --         --        --
No. of Units                76,599     82,544     91,855    100,073    122,679     87,095     49,076         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.200     19.634     19.691     17.157     16.368     15.264     12.500         --         --        --
Value at End of Year        15.241     12.200     19.634     19.691     17.157     16.368     15.264         --         --        --
No. of Units               119,299    139,310    165,698    193,157    181,864    166,040     46,258         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED     ENDED       ENDED     ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.445     19.957     19.945     17.317     16.463     15.299     12.500         --         --        --
Value at End of Year        15.601     12.445     19.957     19.945     17.317     16.463     15.299         --         --        --
Ven 9 No. of Units          19,151     30,610     32,346     48,679     39,850     50,361     17,408         --         --        --
No. of Units               134,444    167,691    213,728    292,547    300,636    319,536    161,103         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.445     19.957     19.945     17.317     16.463     15.299     12.500         --         --        --
Value at End of Year        15.601     12.445     19.957     19.945     17.317     16.463     15.299         --         --        --
No. of Units                10,528     12,344     16,115     20,264     23,260     25,749     17,915         --         --        --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      11.866     13.311     13.105     12.500         --         --         --         --         --        --
Value at End of Year        13.130     11.866     13.311     13.105         --         --         --         --         --        --
Venture No. of Units     8,298,579  7,590,244  9,402,750  2,920,678         --         --         --         --         --        --
NY Venture No. of Units    823,365    751,142    966,217    302,519         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      11.749     13.212     13.040     12.418     12.500         --         --         --         --        --
Value at End of Year        12.967     11.749     13.212     13.040     12.418         --         --         --         --        --
Ven 22, 20 No. of Units  4,838,252  4,551,762  6,308,370  5,334,662  2,340,443         --         --         --         --        --
Ven 24 No. of Units        625,224    569,633    755,350    703,819    295,255         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.669     13.149     13.003     12.408     12.500         --         --         --         --        --
Value at End of Year        12.853     11.669     13.149     13.003     12.408         --         --         --         --        --
No. of Units               158,916    157,844    183,361    148,168     50,361         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      11.756     13.234     13.074     12.500         --         --         --         --         --        --
Value at End of Year        12.962     11.756     13.234     13.074         --         --         --         --         --        --
No. of Units               392,259    343,049    421,961    122,925         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.609     13.101     12.976     12.400     12.500         --         --         --         --        --
Value at End of Year        12.768     11.609     13.101     12.976     12.400         --         --         --         --        --
No. of Units               702,693    657,435    864,609    787,772    271,239         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      11.803     13.267     13.087     12.500         --         --         --         --         --        --
Value at End of Year        13.034     11.803     13.267     13.087         --         --         --         --         --        --
Venture No. of Units     3,238,279  3,003,020  3,701,792    858,785         --         --         --         --         --        --
NY Venture No. of Units    423,933    361,626    429,201     81,908         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      11.629     13.117     12.985     12.500         --         --         --         --         --        --
Value at End of Year        12.796     11.629     13.117     12.985         --         --         --         --         --        --
NY Venture No. of Units    226,688    216,647    299,431    106,009         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      11.749     13.212     13.040     12.418     12.500         --         --         --         --        --
Value at End of Year        12.967     11.749     13.212     13.040     12.418         --         --         --         --        --
Ven 7, 8 No. of Units           --         --         --         --     11,901         --         --         --         --        --
Ven 9 No. of Units          47,566     38,770     17,882     12,837      3,554         --         --         --         --        --
No. of Units               166,647    184,745    156,919    103,991         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      11.749     13.212     13.040     12.418         --         --         --         --         --        --
Value at End of Year        12.967     11.749     13.212     13.040         --         --         --         --         --        --
No. of Units                24,269     28,299     27,179      5,019         --         --         --         --         --        --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.577     12.569     12.500         --         --         --         --         --         --        --
Value at End of Year        10.741      8.577     12.569         --         --         --         --         --         --        --
Venture No. of Units    26,791,118 16,589,983  1,550,712         --         --         --         --         --         --        --
NY Venture No. of Units  1,319,976    998,036     73,910         --         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED    ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.553     12.565     12.500         --         --         --        --        --        --        --
Value at End of Year        10.684      8.553     12.565         --         --         --        --        --        --        --
Ven 22, 20 No. of Units    839,585    710,356     88,937         --         --         --        --        --        --        --
Ven 24 No. of Units         54,062     48,749      5,294         --         --         --        --        --        --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       8.533     12.500         --         --         --         --        --        --        --        --
Value at End of Year        10.639      8.533         --         --         --         --        --        --        --        --
No. of Units                 1,301      4,418         --         --         --         --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.543     12.500     12.500         --         --         --        --        --        --        --
Value at End of Year        10.661      8.543         --         --         --         --        --        --        --        --
No. of Units                10,599     11,430         --         --         --         --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       8.519     12.559     12.500         --         --         --        --        --        --        --
Value at End of Year        10.605      8.519     12.559         --         --         --        --        --        --        --
No. of Units                51,007     59,112      1,148         --         --         --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.558     12.566     12.500         --         --         --        --        --        --        --
Value at End of Year        10.696      8.558     12.566         --         --         --        --        --        --        --
Venture No. of Units     9,477,877  5,970,160    315,192         --         --         --        --        --        --        --
NY Venture No. of Units  1,773,464  1,095,049     24,400         --         --         --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       8.524     12.500     12.500         --         --         --        --        --        --        --
Value at End of Year        10.616      8.524         --         --         --         --        --        --        --        --
NY Venture No. of Units     11,820      8,354         --         --         --         --        --        --        --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       8.553     12.500         --         --         --         --        --        --        --        --
Value at End of Year        10.684      8.553         --         --         --         --        --        --        --        --
Ven 9 No. of Units           2,395      2,617         --         --         --         --        --        --        --        --
No. of Units                52,003     12,805         --         --         --         --        --        --        --        --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.091     12.564     12.500         --         --         --        --        --        --        --
Value at End of Year        10.901      8.091     12.564         --         --         --        --        --        --        --
Venture No. of Units    19,128,115 13,566,719  1,022,861         --         --         --        --        --        --        --
NY Venture No. of Units    864,556    750,123      7,195         --         --         --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.068     12.560     12.500         --         --         --        --        --        --        --
Value at End of Year        10.843      8.068     12.560         --         --         --        --        --        --        --
Ven 22, 20 No. of Units    878,020  1,077,566    435,995         --         --         --        --        --        --        --
Ven 24 No. of Units         55,926     47,126      8,643         --         --         --        --        --        --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       8.050     12.557     12.500         --         --         --        --        --        --        --
Value at End of Year        10.797      8.050     12.557         --         --         --        --        --        --        --
No. of Units               118,110    145,866     37,814         --         --         --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.059     12.559     12.500         --         --         --        --        --        --        --
Value at End of Year        10.820      8.059     12.559         --         --         --        --        --        --        --
No. of Units                 6,251      6,285      5,085         --         --         --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       8.036     12.554     12.500         --         --         --        --        --        --        --
Value at End of Year        10.762      8.036     12.554         --         --         --        --        --        --        --
No. of Units                20,195     14,456      6,094         --         --         --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.073     12.561     12.500         --         --         --        --        --        --        --
Value at End of Year        10.855      8.073     12.561         --         --         --        --        --        --        --
Venture No. of Units     8,982,674  6,273,498    543,639         --         --         --        --        --        --        --
NY Venture No. of Units    812,910    694,396     51,445         --         --         --        --        --        --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED    ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       8.041     12.500     12.500         --         --         --        --        --        --        --
Value at End of Year        10.774      8.041         --         --         --         --        --        --        --        --
NY Venture No. of Units     25,980     13,297         --         --         --         --        --        --        --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       8.068     12.560     12.500         --         --         --        --        --        --        --
Value at End of Year        10.843      8.068     12.560         --         --         --        --        --        --        --
Ven 9 No. of Units           1,269      1,270        822         --         --         --        --        --        --        --
No. of Units                15,675     17,072        117         --         --         --        --        --        --        --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.033     13.252     12.500         --         --         --        --        --        --        --
Value at End of Year        11.230      8.033     13.252         --         --         --        --        --        --        --
Venture No. of Units     3,026,315  3,096,633  2,429,590         --         --         --        --        --        --        --
NY Venture No. of Units    235,269    273,372    171,995         --         --         --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       7.999     13.230     12.500         --         --         --        --        --        --        --
Value at End of Year        11.155      7.999     13.230         --         --         --        --        --        --        --
Ven 22, 20 No. of Units    737,034    675,506    576,988         --         --         --        --        --        --        --
Ven 24 No. of Units         23,336     18,986     36,695         --         --         --        --        --        --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       7.972     13.212     12.500         --         --         --        --        --        --        --
Value at End of Year        11.095      7.972     13.212         --         --         --        --        --        --        --
No. of Units                13,398      6,026     11,868         --         --         --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       7.986     13.221     12.500         --         --         --        --        --        --        --
Value at End of Year        11.125      7.986     13.221         --         --         --        --        --        --        --
No. of Units                65,609     58,099     55,061         --         --         --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       7.952     13.199     12.500         --         --         --        --        --        --        --
Value at End of Year        11.051      7.952     13.199         --         --         --        --        --        --        --
No. of Units                42,504     36,338     25,146         --         --         --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.006     13.234     12.500         --         --         --        --        --        --        --
Value at End of Year        11.170      8.006     13.234         --         --         --        --        --        --        --
Venture No. of Units     1,831,975  1,854,336  1,502,544         --         --         --        --        --        --        --
NY Venture No. of Units    163,893    194,429    170,670         --         --         --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       7.959     13.203     12.500         --         --         --        --        --        --        --
Value at End of Year        11.066      7.959     13.203         --         --         --        --        --        --        --
NY Venture No. of Units     88,433     92,670     66,583         --         --         --        --        --        --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       7.999     13.230     12.500         --         --         --        --        --        --        --
Value at End of Year        11.155      7.999     13.230         --         --         --        --        --        --        --
Ven 9 No. of Units          19,503     12,948      7,625         --         --         --        --        --        --        --
No. of Units                74,180     63,172     39,658         --         --         --        --        --        --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year       7.999     13.230     12.500         --         --         --        --        --        --        --
Value at End of Year        11.155      7.999     13.230         --         --         --        --        --        --        --
No. of Units                 6,435      6,409      1,230         --         --         --        --        --        --        --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       6.177     13.525     12.500         --         --         --        --        --        --        --
Value at End of Year         9.798      6.177     13.525         --         --         --        --        --        --        --
Venture No. of Units     1,122,410  1,225,366    742,659         --         --         --        --        --        --        --
NY Venture No. of Units     81,334    103,103     54,291         --         --         --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       6.152     13.502     12.500         --         --         --        --        --        --        --
Value at End of Year         9.732      6.152     13.502         --         --         --        --        --        --        --
Ven 22, 20 No. of Units    703,684    379,695    547,653         --         --         --        --        --        --        --
Ven 24 No. of Units         37,542     27,725     55,578         --         --         --        --        --        --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED    ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- --------- --------- --------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year       6.131     13.484     12.500         --         --         --        --        --        --        --
Value at End of Year         9.680      6.131     13.484         --         --         --        --        --        --        --
No. of Units                15,403      5,806      8,315         --         --         --        --        --        --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       6.141     13.493     12.500         --         --         --        --        --        --        --
Value at End of Year         9.706      6.141     13.493         --         --         --        --        --        --        --
No. of Units                24,447     23,048     15,922         --         --         --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       6.116     13.471     12.500         --         --         --        --        --        --        --
Value at End of Year         9.642      6.116     13.471         --         --         --        --        --        --        --
No. of Units                29,768     25,874     37,295         --         --         --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       6.157     13.507     12.500         --         --         --        --        --        --        --
Value at End of Year         9.745      6.157     13.507         --         --         --        --        --        --        --
Venture No. of Units       656,138    711,859    465,669         --         --         --        --        --        --        --
NY Venture No. of Units     59,120     77,218     47,971         --         --         --        --        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       6.121     13.475     12.500         --         --         --        --        --        --        --
Value at End of Year         9.655      6.121     13.475         --         --         --        --        --        --        --
NY Venture No. of Units     29,112     32,821     20,843         --         --         --        --        --        --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       6.152     13.502     12.500         --         --         --        --        --        --        --
Value at End of Year         9.732      6.152     13.502         --         --         --        --        --        --        --
Ven 9 No. of Units          17,210     10,380     17,502         --         --         --        --        --        --        --
No. of Units                69,107     36,399     74,069         --         --         --        --        --        --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year       6.152     13.502     12.500         --         --         --        --        --        --        --
Value at End of Year         9.732      6.152     13.502         --         --         --        --        --        --        --
No. of Units                 1,966      1,525      1,528         --         --         --        --        --        --        --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       7.825     14.207     12.863     12.500         --         --        --        --        --        --
Value at End of Year        10.727      7.825     14.207     12.863         --         --        --        --        --        --
Venture No. of Units     8,080,067  9,044,648  7,271,861  2,853,777         --         --        --        --        --        --
NY Venture No. of Units    800,551    848,896    697,532    257,316         --         --        --        --        --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.570     22.879     20.767     19.207     16.850     15.269    12.500        --        --        --
Value at End of Year        17.190     12.570     22.879     20.767     19.207     16.850    15.269        --        --        --
Ven 22, 20 No. of Units 11,940,166 13,741,290 14,641,379 16,173,347 15,171,705 11,353,014 1,914,838        --        --        --
Ven 24 No. of Units      1,691,623  1,871,936  1,790,257  1,874,727  1,606,897  1,046,035   284,976        --        --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.429     22.667     20.616     19.105     16.794     15.249    12.500        --        --        --
Value at End of Year        16.962     12.429     22.667     20.616     19.105     16.794    15.249        --        --        --
No. of Units               428,389    489,152    489,962    535,410    464,185    296,693   150,995        --        --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       7.752     14.124     12.833     12.500         --         --        --        --        --        --
Value at End of Year        10.590      7.752     14.124     12.833         --         --        --        --        --        --
No. of Units               361,696    284,683    322,194    113,338         --         --        --        --        --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.323     22.509     20.503     19.029     16.752     15.234    12.500        --        --        --
Value at End of Year        16.793     12.323     22.509     20.503     19.029     16.752    15.234        --        --        --
No. of Units             1,220,274  1,457,364  1,374,398  1,449,360  1,208,296    603,913    60,829        --        --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       7.783     14.159     12.846     12.500         --         --        --        --        --        --
Value at End of Year        10.649      7.783     14.159     12.846         --         --        --        --        --        --
Venture No. of Units     3,391,831  3,782,792  2,871,284    902,530         --         --        --        --        --        --
NY Venture No. of Units    399,812    395,176    319,197    101,357         --         --        --        --        --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.358     22.561     20.541     12.500         --         --         --         --         --        --
Value at End of Year        16.849     12.358     22.561     20.541         --         --         --         --         --        --
NY Venture No. of Units    118,926    137,295    129,903     54,638         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.570     22.879     20.767     19.207     16.850     15.269     12.500         --         --        --
Value at End of Year        17.190     12.570     22.879     20.767     19.207     16.850     15.269         --         --        --
Ven 7, 8 No. of Units           --         --         --         --  1,129,093    995,032    658,720         --         --        --
Ven 9 No. of Units         134,902    153,426    184,170    196,984    174,537    148,164     74,053         --         --        --
No. of Units               756,214    856,686    985,390  1,088,570         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.570     22.879     20.767     19.207     16.850     15.269     12.500         --         --        --
Value at End of Year        17.190     12.570     22.879     20.767     19.207     16.850     15.269         --         --        --
No. of Units                43,449     47,395     65,489     68,958     75,525     70,670     49,667         --         --        --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.534     13.962     13.519     12.500         --         --         --         --         --        --
Value at End of Year        11.023      8.534     13.962     13.519         --         --         --         --         --        --
Venture No. of Units     7,726,013  8,064,686  7,254,372  2,666,182         --         --         --         --         --        --
NY Venture No. of Units    738,660    758,530    708,752    252,577         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.283     20.147     19.557     17.303     16.665     15.388     12.500         --         --        --
Value at End of Year        15.827     12.283     20.147     19.557     17.303     16.665     15.388         --         --        --
Ven 22, 20 No. of Units 13,138,593 10,574,670 11,988,857 13,399,904 12,347,704  9,224,537  1,316,880         --         --        --
Ven 24 No. of Units      1,649,067  1,488,815  1,510,475  1,549,856  1,351,548    739,263    188,796         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.145     19.960     19.415     17.211     16.610     15.368     12.500         --         --        --
Value at End of Year        15.617     12.145     19.960     19.415     17.211     16.610     15.368         --         --        --
No. of Units               419,664    360,474    363,473    395,834    392,183    254,864     88,839         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.454     13.881     13.488     12.500         --         --         --         --         --        --
Value at End of Year        10.883      8.454     13.881     13.488         --         --         --         --         --        --
No. of Units               334,314    346,437    307,462    106,288         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.042     19.821     19.309     17.143     16.569     15.353     12.500         --         --        --
Value at End of Year        10.512     12.042     19.821     19.309     17.143     16.569     15.353         --         --        --
No. of Units             1,435,705  1,327,858  1,406,020  1,443,864  1,241,490    601,754     71,293         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.488     13.916     13.501     12.500         --         --         --         --         --        --
Value at End of Year        10.943      8.488     13.916     13.501         --         --         --         --         --        --
Venture No. of Units     2,961,040  3,070,258  2,556,774    817,371         --         --         --         --         --        --
NY Venture No. of Units    343,287    357,865    319,506     89,819         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.076     19.867     19.344     12.500         --         --         --         --         --        --
Value at End of Year        15.513     12.076     19.867     19.344         --         --         --         --         --        --
NY Venture No. of Units    130,839    141,932    140,378     57,831         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.283     20.147     19.557     17.303     16.665     15.388     12.500         --         --        --
Value at End of Year        15.836     12.283     20.147     19.557     17.303     16.665     15.388         --         --        --
Ven 7, 8 No. of Units           --         --         --         --    709,941    719,933    384,391         --         --        --
Ven 9 No. of Units         164,292     87,595    108,168    126,670     98,445    103,225     46,828         --         --        --
No. of Units               675,642    525,560    626,170    687,323         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.283     20.147     19.557     17.303     16.665     15.388     12.500         --         --        --
Value at End of Year        15.827     12.283     20.147     19.557     17.303     16.665     15.388         --         --        --
No. of Units                57,533     42,697     36,631     41,451     40,516     42,156     43,225         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.962     11.991     12.500         --         --         --         --         --         --        --
Value at End of Year        12.264      8.962     11.991         --         --         --         --         --         --        --
Venture No. of Units       664,763    604,877    549,139         --         --         --         --         --         --        --
NY Venture No. of Units     47,427     52,524     40,280         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.925     11.971     12.500         --         --         --         --         --         --        --
Value at End of Year        12.182      8.925     11.971         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    384,177    220,566    135,830         --         --         --         --         --         --        --
Ven 24 No. of Units         21,967     11,238      7,102         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       8.895     11.955     12.500         --         --         --         --         --         --        --
Value at End of Year        12.117      8.895     11.955         --         --         --         --         --         --        --
No. of Units                13,078      4,872      1,235         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.910     11.963     12.500         --         --         --         --         --         --        --
Value at End of Year        12.150      8.910     11.963         --         --         --         --         --         --        --
No. of Units                30,904     13,044     13,207         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       8.873     11.943     12.500         --         --         --         --         --         --        --
Value at End of Year        12.069      8.873     11.943         --         --         --         --         --         --        --
No. of Units                27,801     12,218      7,723         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.933     11.975     12.500         --         --         --         --         --         --        --
Value at End of Year        12.198      8.933     11.975         --         --         --         --         --         --        --
Venture No. of Units       405,842    336,884    328,921         --         --         --         --         --         --        --
NY Venture No. of Units     31,939     39,682     39,792         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       8.880     11.947     12.500         --         --         --         --         --         --        --
Value at End of Year        12.085      8.880     11.947         --         --         --         --         --         --        --
NY Venture No. of Units     20,707     21,775     19,210         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       8.925     11.971     12.500         --         --         --         --         --         --        --
Value at End of Year        12.182      8.925     11.971         --         --         --         --         --         --        --
Ven 9 No. of Units           7,157        595         --         --         --         --         --         --         --        --
No. of Units                34,476     15,037      1,829         --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year       8.925     11.971     12.500         --         --         --         --         --         --        --
Value at End of Year        12.182      8.925     11.971         --         --         --         --         --         --        --
No. of Units                 1,454        498        229         --         --         --         --         --         --        --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.892     15.636     13.247     12.500         --         --         --         --         --        --
Value at End of Year        12.518      8.892     15.636     13.247         --         --         --         --         --        --
Venture No. of Units     4,870,015  5,560,122  4,853,763  2,111,439         --         --         --         --         --        --
NY Venture No. of Units    402,056    458,165    411,607    154,671         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      17.954     31.650     26.881     23.038     19.328     16.508     12.500         --         --        --
Value at End of Year        25.212     17.954     31.650     26.881     23.038     19.328     16.508         --         --        --
Ven 22, 20 No. of Units  5,056,498  5,867,885  6,569,762  7,449,417  6,681,967  4,198,494    396,104         --         --        --
Ven 24 No. of Units        619,137    702,701    692,089    759,897    628,975    336,815     63,121         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      17.751     31.357     26.686     22.916     19.264     16.486     12.500         --         --        --
Value at End of Year        24.878     17.751     31.357     26.686     22.916     19.264     16.486         --         --        --
No. of Units               167,488    200,249    204,552    224,435    192,872    125,386     33,678         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.809     15.545     13.216     12.500         --         --         --         --         --        --
Value at End of Year        12.358      8.809     15.545     13.216         --         --         --         --         --        --
No. of Units               195,818    224,776    186,353     61,403         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      17.601     31.139     26.540     22.825     19.217     16.470     12.500         --         --        --
Value at End of Year        24.631     17.601     31.139     26.540     22.825     19.217     16.470         --         --        --
No. of Units               512,263    618,888    633,562    701,909    600,927    296,847     20,409         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.845     15.584     13.229     12.500         --         --         --         --         --        --
Value at End of Year        12.427      8.845     15.584     13.229         --         --         --         --         --        --
Venture No. of Units     2,027,560  2,296,187  1,844,171    768,897         --         --         --         --         --        --
NY Venture No. of Units    272,815    273,970    222,998     94,957         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      17.651     31.211     26.588     12.500         --         --         --         --         --        --
Value at End of Year        24.713     17.651     31.211     26.588         --         --         --         --         --        --
NY Venture No. of Units     62,164     74,159     75,121     26,669         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      17.954     31.650     26.881     23.038     19.328     16.508     12.500         --         --        --
Value at End of Year        25.212     17.954     31.650     26.881     23.038     19.328     16.508         --         --        --
Ven 7, 8 No. of Units           --         --         --         --    503,980    365,786    139,282         --         --        --
Ven 9 No. of Units          42,132     50,745     69,449     93,661     69,812     59,490     25,971         --         --        --
No. of Units               336,386    389,253    502,772    540,492         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      17.954     31.650     26.881     23.038     19.328     16.508     12.500         --         --        --
Value at End of Year        25.212     17.954     31.650     26.881     23.038     19.328     16.508         --         --        --
No. of Units                30,603     32,993     34,289     39,328     25,406     13,263      2,349         --         --        --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.475     14.952     12.500         --         --         --         --         --         --        --
Value at End of Year        12.468      8.475     14.952         --         --         --         --         --         --        --
Venture No. of Units       525,531    495,739    332,536         --         --         --         --         --         --        --
NY Venture No. of Units     43,291     38,638     19,243         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.440     14.927     12.500         --         --         --         --         --         --        --
Value at End of Year        12.385      8.440     14.927         --         --         --         --         --         --        --
Ven 22, 20 No. of Units  1,275,100    843,867  1,007,816         --         --         --         --         --         --        --
Ven 24 No. of Units         82,706     29,235     68,534         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       8.412     14.907     12.500         --         --         --         --         --         --        --
Value at End of Year        12.319      8.412     14.907         --         --         --         --         --         --        --
No. of Units                24,251     17,219     14,822         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.426     14.917     12.500         --         --         --         --         --         --        --
Value at End of Year        12.352      8.426     14.917         --         --         --         --         --         --        --
No. of Units                20,629     15,293     10,310         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       8.390     14.892     12.500         --         --         --         --         --         --        --
Value at End of Year        12.270      8.390     14.892         --         --         --         --         --         --        --
No. of Units                41,176     36,326     50,049         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.447     14.932     12.500         --         --         --         --         --         --        --
Value at End of Year        12.402      8.447     14.932         --         --         --         --         --         --        --
Venture No. of Units       371,531    330,906    165,866         --         --         --         --         --         --        --
NY Venture No. of Units     21,963     21,366     17,763         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       8.398     14.897     12.500         --         --         --         --         --         --        --
Value at End of Year        12.286      8.398     14.897         --         --         --         --         --         --        --
NY Venture No. of Units     16,670     15,497     19,671         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       8.440     14.927     12.500         --         --         --         --         --         --        --
Value at End of Year        12.385      8.440     14.927         --         --         --         --         --         --        --
Ven 9 No. of Units          38,211     25,521     29,989         --         --         --         --         --         --        --
No. of Units               167,865     70,638    116,660         --         --         --         --         --         --        --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 3 Contracts with no Optional Riders
Value at Start of Year      8.440     14.927     12.500         --         --         --         --         --         --         --
Value at End of Year       12.385      8.440     14.927         --         --         --         --         --         --         --
No. of Units                7,731      7,589      8,307         --         --         --         --         --         --         --

BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.375     32.714     32.642     27.207     26.842     24.538     18.702     23.100     22.515     20.301
Value at End of Year       26.303     20.375     32.714     32.642     27.207     26.842     24.538     18.702     23.100     22.515
Ven 22, 20 No. of
   Units                  230,164    282,083    385,635    551,238    740,901    893,702    992,700  1,122,669  1,239,327    948,379

Ven 22, 20 Contracts with GEM
Value at Start of Year     10.605     17.061     17.058     14.246     14.083     12.900      9.852     12.193     12.500         --
Value at End of Year       13.662     10.605     17.061     17.058     14.246     14.083     12.900      9.852     12.193         --
No. of Units                  527        528        476        648      1,351      1,944      1,955      1,976      2,051         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.375     32.714     32.642     27.207     26.842     24.538     18.702     23.100     22.515     20.301
Value at End of Year       26.303     20.375     32.714     32.642     27.207     26.842     24.538     18.702     23.100     22.515
Ven 7, 8 No. of Units         674        759      1,270      3,298      3,920      4,409      6,607      6,938         75      8,431

BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES
(units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.431     15.674     13.607     11.858     10.897      9.676      8.963         --         --         --
Value at End of Year       14.838     12.431     15.674     13.607     11.858     10.897      9.676         --         --         --
Ven 22, 20 No. of
   Units                   63,860     71,840     79,122    111,624         --         --         --         --         --         --
Ven 22, 20 No. of
   Units                       --         --         --         --    121,309    130,694    154,537         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --     14.930     13.832         --         --         --
Value at End of Year           --         --         --         --         --     16.779     14.930         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --      9.676      8.963         --         --         --
Value at End of Year           --         --         --         --         --     10.897      9.676         --         --         --
Ven 7, 8 No. of Units          --         --         --         --         --         --         --         --         --         --

BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES
(units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     40.429     68.562     70.260     63.236     58.169     51.387     36.537     48.662     38.060     33.685
Value at End of Year       51.126     40.429     68.562     70.260     63.236     58.169     51.387     36.537     48.662     38.060
Ven 22, 20 No. of
   Units                   51,953     63,561     93,660    135,055    166,352    203,195    227,011    268,748    298,150    614,146

Ven 22, 20 Contracts with GEM
Value at Start of Year     12.095     20.552     21.104     19.032     17.542     15.528     11.063     14.763     12.500         --
Value at End of Year       15.264     12.095     20.552     21.104     19.032     17.542     15.528     11.063     14.763         --
No. of Units                  997      1,151      1,152      1,516      2,896      3,244      3,448      3,636      3,213         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     40.429     68.562     70.260     63.236     58.169     51.387     36.537     48.662     38.060     33.685
Value at End of Year       51.126     40.429     68.562     70.260     63.236     58.169     51.387     36.537     48.662     38.060
Ven 7, 8 No. of Units          47         48         48         48         48         48         48         48         --        110

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 12-11-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569
Value at End of Year        9.150     14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518
Ven 22, 20 No. of
   Units                5,988,923  7,199,233  8,912,778 12,189,414 15,532,968 18,984,031 22,485,941 25,377,600 30,503,258 31,246,764
Ven 24 No. of Units       195,839    231,333    270,530    362,331    436,620    502,535    574,881    650,695    754,939    709,638

Ven 22, 20 Contracts with GEM
Value at Start of Year      7.395     13.077     11.786     10.928     10.516      9.800      7.709     10.343     12.500         --
Value at End of Year       10.399      7.395     13.077     11.786     10.928     10.516      9.800      7.709     10.343         --
No. of Units              114,190    126,799    127,038    162,394    164,936    164,549    183,899    195,854    118,549         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      6.855     12.141     10.960     10.177      9.807      9.154      7.212      9.690     11.549         --
Value at End of Year        9.626      6.855     12.141     10.960     10.177      9.807      9.154      7.212      9.690         --
No. of Units              467,309    645,104    677,677    708,840    839,169    988,319  1,055,794  1,108,760    717,328         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569
Value at End of Year       21.091     14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518
Ven 7, 8 No. of Units   1,981,532  2,285,107  2,632,141  3,162,395  3,942,970  5,032,799  5,985,084  7,043,533  8,742,544 11,468,237
Ven 9 No. of Units        624,408    744,077    898,434  1,124,692  1,384,367  1,729,005  2,018,139  2,387,431  3,021,812  3,714,374

Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569
Value at End of Year       21.091     14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518
No. of Units               78,185     80,770     98,925    114,536    179,635    211,845    242,066    296,940    463,278    588,502

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      8.324     14.678     13.197     12.500         --         --         --         --         --         --
Value at End of Year       11.732      8.324     14.678     13.197         --         --         --         --         --         --
Venture No. of Units      268,459    225,323    171,765     25,056         --         --         --         --         --         --
NY Venture No. of Units    31,269     13,337      9,529         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      9.816     17.353     15.642     14.511     13.965     13.014     10.229     12.500         --         --
Value at End of Year       13.800      9.816     17.353     15.642     14.511     13.965     13.014     10.229         --         --
Ven 22, 20 No. of Units 1,960,791  2,310,203  2,143,893  2,186,132  2,426,185  2,127,087  1,464,888    434,406         --         --
Ven 24 No. of Units       529,799    595,407    500,108    563,575    617,713    441,455    236,960     28,105         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year      9.687     17.158     15.498     14.405     13.892     12.971     10.216     12.500         --         --
Value at End of Year       13.591      9.687     17.158     15.498     14.405     13.892     12.971     10.216         --         --
No. of Units              117,319    164,296    136,844     97,626    112,838     94,352     65,314     13,018         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      8.247     14.592     13.167     12.500         --         --         --         --         --         --
Value at End of Year       11.582      8.247     14.592     13.167         --         --         --         --         --         --
No. of Units               27,528     27,160     17,595      1,696         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      9.591     17.014     15.390     14.327     13.837     12.939     10.206     12.500         --         --
Value at End of Year       13.436      9.591     17.014     15.390     14.327     13.837     12.939     10.206         --         --
No. of Units              276,079    305,091    308,579    368,089    397,493    341,742    224,970    114,270         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      8.280     14.629     13.180     12.500         --         --         --         --         --         --
Value at End of Year       11.646      8.280     14.629     13.180         --         --         --         --         --         --
Venture No. of Units      105,755    141,802    140,284     13,401         --         --         --         --         --         --
NY Venture No. of Units    11,877      5,265      3,973        204         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      9.623     17.062     15.430     12.500         --         --         --         --         --         --
Value at End of Year       13.487      9.623     17.062     15.426         --         --         --         --         --         --
NY Venture No. of Units     3,033      1,527      1,528         --         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     15.642     14.511     13.965         --         --         --         --         --
Value at End of Year           --         --     17.353     15.642     14.511         --         --         --         --         --
Ven 9 No. of Units             --         --        536        536        537         --         --         --         --         --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946     12.500
Value at End of Year        8.984      6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946
Ven 22, 20 No. of Units 4,804,356  5,946,816  7,854,681 10,956,831  2,037,352  2,087,170  2,311,363  2,177,602  1,618,907     59,941
Ven 24 No. of Units       222,073    234,099    296,396    398,342     75,936     38,685     44,220     46,829      9,622         91

Ven 22, 20 Contracts with GEM
Value at Start of Year      6.768     10.955      9.975      9.911      8.834      8.211      6.444      9.438     12.500         --
Value at End of Year        9.477      6.768     10.955      9.975      9.911      8.834      8.211      6.444      9.438         --
No. of Units               64,472     76,257     85,791    119,381     54,834     59,515     64,689     56,526     15,563         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      6.222     10.088      9.199      9.154      8.171      7.606      5.979      8.769     10.939         --
Value at End of Year        8.700      6.222     10.088      9.199      9.154      8.171      7.606      5.979      8.769         --
No. of Units              237,718    348,336    458,660    536,760     98,371    106,974     99,871    111,049     57,393         --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946    12.500
Value at End of Year         8.984      6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805    10.946
Ven 7, 8 No. of Units    1,724,739  1,965,368  2,288,937  2,815,570    331,262    214,254    241,453    201,160    129,831     2,055
Ven 9 No. of Units         291,858    336,950    392,539    497,564     37,194     18,208     21,877     10,957     18,072       699

Ven 3 Contracts with no Optional Riders
Value at Start of Year       6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946    12.500
Value at End of Year         8.984      6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805    10.946
No. of Units               630,757    698,636    829,942    959,427     17,464     13,558     10,820      6,314  2,871,308        --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.619     13.919     12.644     12.500         --         --         --         --         --        --
Value at End of Year        12.103      8.619     13.919     12.644         --         --         --         --         --        --
Venture No. of Units       115,451     82,971     65,574     27,363         --         --         --         --         --        --
NY Venture No. of Units      1,713        184      1,827        145         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.937     16.285     14.831     14.735     13.142     12.202      9.566     12.500         --        --
Value at End of Year        12.518      8.937     16.285     14.831     14.735     13.142     12.202      9.566         --        --
Ven 22, 20 No. of Units  1,122,614  1,127,080  1,258,046  1,464,036    530,176    495,548    488,134    171,283         --        --
Ven 24 No. of Units        262,600    277,735    299,010    343,262    104,358     97,774     75,332     11,847         --        --
Ven 22, 20 No. of Units         --         --         --         --  1,462,644         --         --         --         --        --
Ven 24 No. of Units             --         --         --         --      1,392         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       9.926     16.102     14.694     14.628     13.073     12.162      9.553     12.500         --        --
Value at End of Year        13.876      9.926     16.102     14.694     14.628     13.073     12.162      9.553         --        --
No. of Units                69,155     73,182     99,531    118,521     43,723     42,656     29,251     10,454         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.539     12.500         --     12.500         --         --         --         --         --        --
Value at End of Year        11.949      8.539         --         --         --         --         --         --         --        --
No. of Units                 4,400      4,164         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       9.828     15.967     14.592     14.549     13.021     12.132      9.544     12.500         --        --
Value at End of Year        13.718      9.828     15.967     14.592     14.549     13.021     12.132      9.544         --        --
No. of Units               156,382    177,937    212,786    231,822     53,271     46,250     44,089     26,055         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.573     13.873     12.627     12.500         --         --         --         --         --        --
Value at End of Year        12.015      8.573     13.873     12.627         --         --         --         --         --        --
Venture No. of Units        87,605     57,898     32,083     13,681         --         --         --         --         --        --
NY Venture No. of Units      2,529      1,405      1,363      1,301         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.500         --         --     12.500         --         --         --         --         --        --
Value at End of Year        13.770         --         --         --         --         --         --         --         --        --
NY Venture No. of Units        753         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --     14.831     12.500         --         --         --         --         --        --
Value at End of Year            --         --     16.285     14.831         --         --         --         --         --        --
Ven 9 No. of Units              --         --        482        482         --         --         --         --         --        --

CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       9.080     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.655      9.080         --         --         --         --         --         --         --        --
Venture No. of Units     7,916,719  2,797,205         --         --         --         --         --         --         --        --
NY Venture No. of Units    307,388    115,834         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       9.068     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.610      9.068         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    583,770    640,689         --         --         --         --         --         --         --        --
Ven 24 No. of Units         54,808     15,308         --         --         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year       9.058     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.574      9.058         --         --         --         --         --         --         --        --
No. of Units                16,387     11,635         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        11.592         --         --         --         --         --         --         --         --        --
No. of Units                   281         --         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       9.051     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.547      9.051         --         --         --         --         --         --         --        --
No. of Units                 3,255      3,228         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       9.071     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.619      9.071         --         --         --         --         --         --         --        --
Venture No. of Units     3,019,278  1,086,900         --         --         --         --         --         --         --        --
NY Venture No. of Units    239,123     82,264         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       9.053     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.556      9.053         --         --         --         --         --         --         --        --
NY Venture No. of Units     26,218     15,367         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       9.068     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.610      9.068         --         --         --         --         --         --         --        --
Ven 7, 8 No. of Units           --      8,177         --         --         --         --         --         --         --        --
Ven 9 No. of Units              --        339         --         --         --         --         --         --         --        --
No. of Units                12,621         --         --         --         --         --         --         --         --        --

CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-01-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year          --     11.840     13.736     12.500         --         --         --         --         --        --
Value at End of Year            --      6.357     11.840     13.736         --         --         --         --         --        --
Venture No. of Units            --     75,699     67,302     40,767         --         --         --         --         --        --
NY Venture No. of Units         --      7,998      6,261        723         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     14.564     16.940     14.830     13.768     12.500         --         --         --        --
Value at End of Year            --      7.801     14.564     16.940     14.830     13.768         --         --         --        --
Ven 22, 20 No. of Units         --    316,136    534,747    656,894    343,944    195,690         --         --         --        --
Ven 24 No. of Units             --     13,993     11,133     22,341      9,440      6,324         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --     14.458     16.850     14.781     13.750     12.500         --         --         --        --
Value at End of Year            --      7.728     14.458     16.850     14.781     13.750         --         --         --        --
No. of Units                    --      1,003      1,734     18,363      2,161      2,146         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year          --     11.771     13.704     12.500         --         --         --         --         --        --
Value at End of Year            --      6.298     11.771     13.704         --         --         --         --         --        --
No. of Units                    --      6,218      5,497      1,487         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     14.379     16.783     14.744     13.736      1.500         --         --         --        --
Value at End of Year            --      7.674     14.379     16.783     14.744     13.736         --         --         --        --
No. of Units                    --     36,527     34,122     53,842     27,406      7,505         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year          --     11.800     13.718     12.500         --         --         --         --         --        --
Value at End of Year            --      6.323     11.800     13.718         --         --         --         --         --        --
Venture No. of Units            --     27,292     16,592      8,158         --         --         --         --         --        --
NY Venture No. of Units         --      2,527      1,808      1,154         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year          --     14.405     16.805     12.500         --         --         --         --         --        --
Value at End of Year            --      7.692     14.405     16.805         --         --         --         --         --        --
NY Venture No. of Units         --        349        333        283         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     14.564     16.940     14.830     13.768     12.500         --         --         --        --
Value at End of Year            --      7.801     14.564     16.940     14.830     13.768         --         --         --        --
Ven 7, 8 No. of Units           --         --         --         --     30,839      8,966         --         --         --        --
Ven 9 No. of Units              --      5,547      3,696      4,677      3,955      4,949         --         --         --        --
No. of Units                    --     40,804     47,226     58,360         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --     14.564     16.940     14.830     13.768     12.500         --         --         --        --
Value at End of Year            --      7.801     14.564     16.940     14.830     13.768         --         --         --        --
No. of Units                    --      2,699      2,699      2,699      3,847         --         --         --         --        --

CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.762     12.500         --         --         --         --         --         --         --        --
Value at End of Year        10.835      8.762         --         --         --         --         --         --         --        --
Venture No. of Units     4,333,030  1,474,893         --         --         --         --         --         --         --        --
NY Venture No. of Units    203,774     55,949         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.750     12.500         --         --         --         --         --         --         --        --
Value at End of Year        10.794      8.750         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    172,885     99,894         --         --         --         --         --         --         --        --
Ven 24 No. of Units         11,359      3,190         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       8.740     12.500         --         --         --         --         --         --         --        --
Value at End of Year        10.760      8.740         --         --         --         --         --         --         --        --
No. of Units                 5,255      2,379         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.752     12.500         --         --         --         --         --         --         --        --
Value at End of Year        10.802      8.752         --         --         --         --         --         --         --        --
Venture No. of Units     1,620,813    337,267         --         --         --         --         --         --         --        --
NY Venture No. of Units    178,523     71,730         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       8.736     12.500         --         --         --         --         --         --         --        --
Value at End of Year        10.744      8.736         --         --         --         --         --         --         --        --
NY Venture No. of Units      7,608      4,966         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       8.750     12.500         --         --         --         --         --         --         --        --
Value at End of Year        10.794      8.750         --         --         --         --         --         --         --        --
Ven 7, 8 No. of Units           --      1,918         --         --         --         --         --         --         --        --
No. of Units                 4,276         --         --         --         --         --         --         --         --        --

CORE ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.062         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   759,975         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                    62,474         --         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.037         --         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units     75,142         --         --         --         --         --         --         --         --        --
Ven 24 No. of Units         22,973         --         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.017         --         --         --         --         --         --         --         --        --
No. of Units                   356         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.027         --         --         --         --         --         --         --         --        --
No. of Units                   681         --         --         --         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.002         --         --         --         --         --         --         --         --        --
No. of Units                 1,244         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.042         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   353,271         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                    72,419         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.007         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                       680         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.037         --         --         --         --         --         --         --         --        --
Ven 9 No. of Units              83         --         --         --         --         --         --         --         --        --
No. of Units                 6,618         --         --         --         --         --         --         --         --        --

CORE BALANCED TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.054         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                 1,054,278         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                    75,120         --         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.029         --         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    131,200         --         --         --         --         --         --         --         --        --
Ven 24 No. of Units          7,254         --         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.009         --         --         --         --         --         --         --         --        --
No. of Units                 4,502         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.019         --         --         --         --         --         --         --         --        --
No. of Units                 5,145         --         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.994         --         --         --         --         --         --         --         --        --
No. of Units                29,743         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.034         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   439,850         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   123,346         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.999         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                       264         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.029         --         --         --         --         --         --         --         --        --
No. of Units                29,093         --         --         --         --         --         --         --         --        --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      13.567     13.339     12.755     12.484     12.500         --         --         --         --        --
Value at End of Year        14.664     13.567     13.339     12.755     12.484         --         --         --         --        --
Ven 22, 20 No. of Units    277,960    204,068    101,235     45,634     18,055         --         --         --         --        --
Ven 24 No. of Units         12,963     18,618      5,546      7,208        584         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year      13.468     13.269     12.713     12.467         --         --         --         --         --        --
Value at End of Year        14.528     13.468     13.269     12.713         --         --         --         --         --        --
No. of Units                 6,832      7,717      4,074      1,116         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      13.394     13.216     12.681     12.455     12.500         --         --         --         --        --
Value at End of Year        14.426     13.394     13.216     12.681     12.455         --         --         --         --        --
No. of Units                40,153     22,161      4,353      3,110      1,830         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      13.567     13.339     12.755     12.484     12.500         --         --         --         --        --
Value at End of Year        14.664     13.567     13.339     12.755     12.484         --         --         --         --        --
Ven 9 No. of Units           4,657      3,146      2,729      1,389         --         --         --         --         --        --
No. of Units                22,296     13,314     27,298      5,636      5,065         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      13.567     13.339     12.755     12.484     12.500         --         --         --         --        --
Value at End of Year        14.664     13.567     13.339     12.755     12.484         --         --         --         --        --
No. of Units                 3,250      2,434      2,688        784        828         --         --         --         --        --

CORE DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.421         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                 1,153,654         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                    97,579         --         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.396         --         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    182,127         --         --         --         --         --         --         --         --        --
Ven 24 No. of Units          3,284         --         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.375         --         --         --         --         --         --         --         --        --
No. of Units                 3,517         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.385         --         --         --         --         --         --         --         --        --
No. of Units                 2,454         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.401         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   445,536         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                    30,340         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.365         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                       664         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.396         --         --         --         --         --         --         --         --        --
Ven 9 No. of Units              58         --         --         --         --         --         --         --         --        --
No. of Units                 6,515         --         --         --         --         --         --         --         --        --

CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-03-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year          --     12.463     13.421     12.500         --         --         --         --         --        --
Value at End of Year            --      5.594     12.463     13.421         --         --         --         --         --        --
Venture No. of Units            --     62,404     39,515     14,013         --         --         --         --         --        --
NY Venture No. of Units         --      2,891      2,149         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     14.282     15.419     14.685     14.079     12.500         --         --         --        --
Value at End of Year            --      6.395     14.282     15.419     14.685     14.079         --         --         --        --
Ven 22, 20 No. of Units         --    630,079    685,540    955,476    942,809    450,684         --         --         --        --
Ven 24 No. of Units             --    241,658    186,815    186,501    159,623     55,365         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year          --     14.178     15.337     14.636     14.060     12.500         --         --         --        --
Value at End of Year            --      6.335     14.178     15.337     14.636     14.060         --         --         --        --
No. of Units                    --     16,928     11,308     10,656     12,149      7,312         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year          --     12.390     13.390     12.500         --         --         --         --         --        --
Value at End of Year            --      5.542     12.390     13.390         --         --         --         --         --        --
No. of Units                    --      3,854      2,850        104         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     14.100     15.276     14.600     14.046     12.500         --         --         --        --
Value at End of Year            --      6.291     14.100     15.276     14.600     14.046         --         --         --        --
No. of Units                    --     80,707     71,839     82,006     68,485     34,607         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year          --     12.421     13.403     12.500         --         --         --         --         --        --
Value at End of Year            --      5.564     12.421     13.403         --         --         --         --         --        --
Venture No. of Units            --     20,643     16,175      9,117         --         --         --         --         --        --
NY Venture No. of Units         --      1,768      1,058         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year          --     14.126     15.296     12.500         --         --         --         --         --        --
Value at End of Year            --      6.306     14.126     15.296         --         --         --         --         --        --
NY Venture No. of Units         --        498        403        373         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     14.282     15.419     14.685     14.079     12.500         --         --         --        --
Value at End of Year            --      6.395     14.282     15.419     14.685     14.079         --         --         --        --
Ven 7, 8 No. of Units           --         --         --         --     52,604     21,316         --         --         --        --
Ven 9 No. of Units              --      6,799      3,758      3,321      4,780      1,367         --         --         --        --
No. of Units                    --     50,037     40,426     55,847         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --     14.282     15.419     14.685     14.079     12.500         --         --         --        --
Value at End of Year            --      6.395     14.282     15.419     14.685     14.079         --         --         --        --
No. of Units                    --         58         58         58      1,112         40         --         --         --        --

CORE FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.733         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                 2,869,745         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   179,238         --         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.708         --         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    199,458         --         --         --         --         --         --         --         --        --
Ven 24 No. of Units         35,554         --         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.688         --         --         --         --         --         --         --         --        --
No. of Units                 3,167         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.698         --         --         --         --         --         --         --         --        --
No. of Units                 2,383         --         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.674         --         --         --         --         --         --         --         --        --
No. of Units                 8,933         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.713         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                 1,542,062         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   175,217         --         --         --         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.679         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                       844         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        14.708         --         --         --         --         --         --         --         --        --
No. of Units                26,795         --         --         --         --         --         --         --         --        --

CORE GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 5-01-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.229         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                 2,363,960         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   184,057         --         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.203         --         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    225,307         --         --         --         --         --         --         --         --        --
Ven 24 No. of Units         34,391         --         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.183         --         --         --         --         --         --         --         --        --
No. of Units                11,740         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.193         --         --         --         --         --         --         --         --        --
No. of Units                 2,291         --         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.168         --         --         --         --         --         --         --         --        --
No. of Units                30,854         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year          --         --         --         --         --         --         --         --         --        --
Value at End of Year        12.500         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   944,707         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   198,347         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.173         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                     7,287         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        15.203         --         --         --         --         --         --         --         --        --
Ven 9 No. of Units             855         --         --         --         --         --         --         --         --        --
No. of Units                 1,352         --         --         --         --         --         --         --         --        --

CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      10.134     13.942     13.237     12.500         --         --         --         --         --        --
Value at End of Year        12.187     10.134     13.942     13.237         --         --         --         --         --        --
Venture No. of Units    11,937,906  6,586,789  4,059,033    998,348         --         --         --         --         --        --
NY Venture No. of Units    825,329    561,858    396,385     41,787         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      10.299     14.206     13.521     12.500         --         --         --         --         --        --
Value at End of Year        12.355     10.299     14.206     13.521         --         --         --         --         --        --
Ven 22, 20 No. of Units    597,974    583,273    391,182    258,520         --         --         --         --         --        --
Ven 24 No. of Units        115,524    124,058    108,703     82,924         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      10.240     14.152     13.497     12.500         --         --         --         --         --        --
Value at End of Year        12.260     10.240     14.152     13.497         --         --         --         --         --        --
No. of Units                17,170     36,706     37,332      6,902         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      10.039     13.861     13.206     12.500         --         --         --         --         --        --
Value at End of Year        12.031     10.039     13.861     13.206         --         --         --         --         --        --
No. of Units               111,780    123,361    115,713     23,088         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      10.196     14.113     13.480     12.500         --         --         --         --         --        --
Value at End of Year        12.189     10.196     14.113     13.480         --         --         --         --         --        --
No. of Units               107,249    100,708     66,138     49,759         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      10.080     13.896     13.219     12.500         --         --         --         --         --        --
Value at End of Year        12.098     10.080     13.896     13.219         --         --         --         --         --        --
Venture No. of Units     3,625,317  1,489,443    850,317    187,147         --         --         --         --         --        --
NY Venture No. of Units    577,013    348,769    273,308     96,196         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      10.211     14.126     13.486     12.500         --         --         --         --         --        --
Value at End of Year        12.212     10.211     14.126     13.486         --         --         --         --         --        --
NY Venture No. of Units    215,106    247,311    232,199     81,623         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      10.299     14.206     13.521     12.500         --         --         --         --         --        --
Value at End of Year        12.355     10.299     14.206     13.521         --         --         --         --         --        --
Ven 9 No. of Units          17,915     25,922      7,346      6,128         --         --         --         --         --        --
No. of Units                 8,020      4,639      2,522        582         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --         --         --     12.500         --         --         --         --         --        --
Value at End of Year            --         --         --     13.521         --         --         --         --         --        --
No. of Units                    --         --         --        549         --         --         --         --         --        --

DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       9.146     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.479      9.146         --         --         --         --         --         --         --        --
Venture No. of Units     6,631,694  2,579,913         --         --         --         --         --         --         --        --
NY Venture No. of Units    214,840     92,791         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       9.134     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.435      9.134         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    346,555    379,600         --         --         --         --         --         --         --        --
Ven 24 No. of Units         33,158     38,482         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       9.124     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.400      9.124         --         --         --         --         --         --         --        --
No. of Units                 3,862      2,562         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       9.116     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.374      9.116         --         --         --         --         --         --         --        --
No. of Units                    76     13,717         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       9.136     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.444      9.136         --         --         --         --         --         --         --        --
Venture No. of Units     1,466,009    542,247         --         --         --         --         --         --         --        --
NY Venture No. of Units    121,461     43,213         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       9.119     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.382      9.119         --         --         --         --         --         --         --        --
NY Venture No. of Units      2,050      6,428         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       9.134     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.435      9.134         --         --         --         --         --         --         --        --
Ven 7, 8 No. of Units           --      1,679         --         --         --         --         --         --         --        --
Ven 9 No. of Units             339        286         --         --         --         --         --         --         --        --
No. of Units                 7,994         --         --         --         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 3 Contracts with no Optional Riders
Value at Start of Year       9.134     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.435      9.134         --         --         --         --         --         --         --        --
No. of Units                 6,087     17,512         --         --         --         --         --         --         --        --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --         --         --         --     22.635     21.944     20.680     19.585    18.002
Value at End of Year            --         --         --         --         --     23.179     22.635     21.944     20.680    19.585
Ven 22, 20 No. of Units         --         --         --         --         --  2,451,446  3,247,639  3,830,780  3,473,530 2,375,580
Ven 24 No. of Units             --         --         --         --         --     91,613    114,522    127,432    108,613    55,437

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --         --     14.230     13.823     13.053     12.500        --
Value at End of Year            --         --         --         --         --     14.543     14.230     13.823     13.053        --
No. of Units                    --         --         --         --         --     46,714     60,153     69,401     34,735        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --         --     15.086     14.676     13.879     13.191        --
Value at End of Year            --         --         --         --         --     15.394     15.086     14.676     13.879        --
No. of Units                    --         --         --         --         --    325,466    410,764    473,733    222,382        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --         --     22.635     21.944     20.680     19.585    18.002
Value at End of Year            --         --         --         --         --     23.179     22.635     21.944     20.680    19.585
Ven 7, 8 No. of Units           --         --         --         --         --  1,528,634  1,881,095  2,349,437  2,530,816 2,848,295
Ven 9 No. of Units              --         --         --         --         --    170,366    219,135    262,580    331,627   315,200

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --         --     22.635     21.944     20.680     19.585    18.002
Value at End of Year            --         --         --         --         --     23.179     22.635     21.944     20.680    19.585
No. of Units                    --         --         --         --         --    578,546    659,274    729,775    792,313   927,984

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --         --         --         --     13.616     13.202     12.500         --        --
Value at End of Year            --         --         --         --         --     13.917     13.616     13.202         --        --
Ven 22, 20 No. of Units         --         --         --         --         --  4,068,445    651,047    222,116         --        --
Ven 24 No. of Units             --         --         --         --         --    557,947    107,334     23,178         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --         --     13.572     13.186     12.500         --        --
Value at End of Year            --         --         --         --         --     13.844     13.572     13.186         --        --
No. of Units                    --         --         --         --         --    129,079     25,447      2,414         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --         --     13.539     13.173     12.500         --        --
Value at End of Year            --         --         --         --         --     13.789     13.539     13.173         --        --
No. of Units                    --         --         --         --         --    577,436    155,027     67,059         --        --

DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907    12.500
Value at End of Year            --         --      5.939      5.512      5.034      4.542      4.187      3.291      4.659     7.907
Ven 22, 20 No. of Units         --         --  5,377,313  7,361,994  9,317,291 10,786,224 12,729,891  8,961,543  9,700,101 7,614,395
Ven 24 No. of Units             --         --    155,157    176,230    218,119    241,167    304,799    233,914    274,486   241,011

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --      7.358      6.734      6.087      5.624      4.428      6.282     12.500        --
Value at End of Year            --         --      7.912      7.358      6.734      6.087      5.624      4.428      6.282        --
No. of Units                    --         --     72,969    110,820    139,870    154,989    185,574     31,566      5,809        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --      5.987      5.487      4.968      4.596      3.625      5.150      8.771        --
Value at End of Year            --         --      6.428      5.987      5.487      4.968      4.596      3.625      5.150        --
No. of Units                    --         --    419,395    461,525    571,073    684,192    783,009    338,853    307,765        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907    12.500
Value at End of Year            --         --      5.939      5.512      5.034      4.542      4.187      3.291      4.659     7.907
Ven 7, 8 No. of Units           --         --    262,947    287,852    474,502    466,885    651,221    480,994    612,926   667,786
Ven 9 No. of Units              --         --     73,458     55,213    120,031    138,151    220,788    148,177    178,325   183,454

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 3 Contracts with no Optional Riders
Value at Start of Year          --         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907    12.500
Value at End of Year            --         --      5.939      5.512      5.034      4.542      4.187      3.291      4.659     7.907
No. of Units                    --         --     56,338     56,644     38,512     42,370     80,967     32,882     25,217    26,242

DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --     16.869     15.449     13.987     12.892     10.126     12.500         --        --
Value at End of Year            --         --     18.160     16.869     15.449     13.987     12.892     10.126         --        --
Ven 22, 20 No. of Units         --         --    385,097    437,876    485,231    508,649    501,234     49,341         --        --
Ven 24 No. of Units             --         --     71,449     72,413     86,993     87,810    304,799      4,320         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --     16.713     15.338     13.913     12.850     10.113     12.500         --        --
Value at End of Year            --         --     17.956     16.713     15.338     13.913     12.850     10.113         --        --
No. of Units                    --         --     26,321     31,261     34,747     34,650     35,685        344         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --     16.597     15.254     13.858     12.819     10.103     12.500         --        --
Value at End of Year            --         --     17.805     16.597     15.254     13.858     12.819     10.103         --        --
No. of Units                    --         --     55,639     59,088     63,000     77,582     81,895      5,544         --        --

EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --     19.796     18.023     17.020     16.185     12.500         --         --        --
Value at End of Year            --         --     20.248     19.796     18.023     17.020     16.185         --         --        --
Ven 22, 20 No. of Units         --         --    144,527    237,015    167,794     50,560     13,794         --         --        --
Ven 24 No. of Units             --         --     15,263     23,489     22,133     12,823      8,067         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --     19.652     17.927     16.964     16.164     12.500         --         --        --
Value at End of Year            --         --     20.061     19.652     17.927     16.964     16.164         --         --        --
No. of Units                    --         --      5,794      5,011      1,547        384        357         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --     19.544     17.856     16.922     16.148     12.500         --         --        --
Value at End of Year            --         --     19.921     19.544     17.856     16.922     16.148         --         --        --
No. of Units                    --         --      5,422     16,202      6,102      4,719      1,834         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --     19.796     18.023     17.020     16.185     12.500         --         --        --
Value at End of Year            --         --     20.248     19.796     18.023     17.020     16.185         --         --        --
Ven 7, 8 No. of Units           --         --         --         --     21,272         --     16,082         --         --        --
Ven 9 No. of Units              --         --      2,599      3,866      1,440         --         --         --         --        --
No. of Units                    --         --     10,158     17,604         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --         --     19.796     18.023     17.020     16.185     12.500         --         --        --
Value at End of Year            --         --     20.248     19.796     18.023     17.020     16.185         --         --        --
No. of Units                    --         --        273        220         63        454        371         --         --        --

EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited
1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226    24.611
Value at End of Year            --     11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807    23.226
Ven 22, 20 No. of Units         --  1,534,437  2,071,453  2,902,602  3,586,277    119,016  5,238,825  5,473,386  6,129,545 5,651,577
Ven 24 No. of Units             --     46,307     60,316     80,306     92,675      1,779    115,947    131,999    148,141   140,787

Ven 22, 20 Contracts with GEM
Value at Start of Year          --     10.585      9.955      9.878     16.964      8.706      6.331      9.087     12.500        --
Value at End of Year            --      5.908     10.585      9.955      9.878     16.964      8.706      6.331      9.087        --
No. of Units                    --     33,858     44,896     49,054     54,317        454     54,907     48,853     22,330        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --      9.642      9.082      9.025     16.922      7.978      5.811      8.353     10.933        --
Value at End of Year            --      5.374      9.642      9.082      9.025     16.922      7.978      5.811      8.353        --
No. of Units                    --     97,148    110,634    150,681    161,854      4,653    181,355    175,141    104,648        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226    24.611
Value at End of Year            --     11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807    23.226
Ven 7, 8 No. of Units           --    171,248    212,432    275,421    365,309     14,090    631,865    656,393    758,799 1,027,485
Ven 9 No. of Units              --     76,850     92,518    134,706    168,757        605    247,431    276,174    359,369   430,974

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED     ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226     24.611
Value at End of Year           --     11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226
No. of Units                   --     12,239     14,033     17,953     20,365     25,412     37,522     26,484     39,039     50,267

EMERGING SMALL COMPANY TRUST (MERGED INTO SMALLER COMPANY GROWTH TRUST EFF 11-16-2009) - SERIES II SHARES (units first credited
5-13-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     15.988     15.036     14.922     14.431     13.147      9.559     12.500         --         --
Value at End of Year           --      8.923     15.988     15.036     14.922     14.431     13.147      9.559         --         --
Ven 22, 20 No. of Units        --    514,977    594,096    720,952    863,633    879,078    824,615    230,726         --         --
Ven 24 No. of Units            --    119,313    128,708    142,203    148,075    149,872    103,731     15,125         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --     15.809     14.897     14.814     14.355     13.104      9.547     12.500         --         --
Value at End of Year           --      8.806     15.809     14.897     14.814     14.355     13.104      9.547         --         --
No. of Units                   --     36,346     39,001     40,080     54,718     53,241     43,436     12,300         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     15.676     14.794     14.733     14.298     13.072      9.537     12.500         --         --
Value at End of Year           --      8.718     15.676     14.794     14.733     14.298     13.072      9.537         --         --
No. of Units                   --     58,893     67,001     77,557     75,726     78,619     44,947     19,621         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     15.036     14.922     14.431         --         --         --         --         --
Value at End of Year           --         --     15.988     15.036     14.922         --         --         --         --         --
Ven 9 No. of Units             --         --        234        234        234         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     15.988     15.036     14.922     14.431         --         --         --         --         --
Value at End of Year           --      8.923     15.988     15.036     14.922         --         --         --         --         --
No. of Units                   --        169        169        169        169         --         --         --         --         --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488
Value at End of Year       28.785     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057
Ven 22, 20 No. of Units 4,208,229  5,075,386  6,642,910  8,598,074 10,803,082 12,499,064 14,125,438 15,938,821 17,197,487 14,733,796
Ven 24 No. of Units       118,549    142,330    182,387    228,524    260,545    294,842    308,987    338,294    344,261    245,151

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.394     18.081     17.779     15.178     14.840     13.135     10.628     12.454     12.500         --
Value at End of Year       14.097     11.394     18.081     17.779     15.178     14.840     13.135     10.628     12.454         --
No. of Units               91,907    117,429    140,914    152,819    168,581    187,771    205,134    233,778    133,710         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.854     20.429     20.118     17.200     16.843     14.930     12.099     14.198     14.266         --
Value at End of Year       15.880     12.854     20.429     20.118     17.200     16.843     14.930     12.099     14.198         --
No. of Units              339,276    464,056    593,967    637,827    710,729    816,827    878,873    937,928    497,735         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488
Value at End of Year       28.785     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057
Ven 7, 8 No. of Units   1,780,940  1,954,364  2,558,033  3,110,857  3,712,464  4,340,139  5,058,291  5,802,213  6,035,757  7,510,123
Ven 9 No. of Units        695,571    816,714    993,459  1,179,680  1,386,438  1,650,433  1,864,958  2,149,865  2,608,255  2,972,349

Ven 3 Contracts with no Optional Riders
Value at Start of Year     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488
Value at End of Year       28.785     23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057
No. of Units               78,962     92,657    118,103    139,951    172,195    188,313    217,391    236,397    302,874    315,202

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      8.863     14.044     13.772     12.500         --         --         --         --         --         --
Value at End of Year       11.000      8.863     14.044     13.772         --         --         --         --         --         --
Venture No. of Units      544,071    386,082    277,900    121,397         --         --         --         --         --         --
NY Venture No. of Units    52,071     44,266     38,501      9,075         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.179     17.758     17.458     14.907     14.574     12.896     10.429     12.500         --         --
Value at End of Year       13.839     11.179     17.758     17.458     14.907     14.574     12.896     10.429         --         --
Ven 22, 20 No. of Units 2,305,656  2,424,767  2,894,629  3,176,778  3,409,793  3,133,404  2,265,670    755,595         --         --
Ven 24 No. of Units       687,417    767,687    812,147    841,497    854,852    694,773    430,625     94,077         --         --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year      11.031     17.559     17.297     14.799     14.498     12.854     10.416     12.500         --        --
Value at End of Year        13.629     11.031     17.559     17.297     14.799     14.498     12.854     10.416         --        --
No. of Units               168,095    179,379    235,551    278,674    245,902    197,925    138,512     39,430         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.780     13.962     13.740     12.500         --         --         --         --         --        --
Value at End of Year        10.859      8.780     13.962     13.740         --         --         --         --         --        --
No. of Units                40,318     26,259     24,969      7,023         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      10.922     17.411     17.177     14.718     14.440     12.823     10.406     12.500         --        --
Value at End of Year        13.474     10.922     17.411     17.177     14.718     14.440     12.823     10.406         --        --
No. of Units               381,849    409,747    524,235    572,491    588,478    543,232    422,296    208,253         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.816     13.997     13.754     12.500         --         --         --         --         --        --
Value at End of Year        10.919      8.816     13.997     13.754         --         --         --         --         --        --
Venture No. of Units       264,077    191,302    141,008     53,618         --         --         --         --         --        --
NY Venture No. of Units     36,476     14,024     11,020      5,618         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      10.958     17.461     17.217     12.500         --         --         --         --         --        --
Value at End of Year        13.526     10.958     17.461     17.217         --         --         --         --         --        --
NY Venture No. of Units     14,298     12,580     14,806         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --     17.458     14.907     14.574         --         --         --         --        --
Value at End of Year            --         --     17.758     17.458     14.907         --         --         --         --        --
Ven 9 No. of Units              --         --        544        544        544         --         --         --         --        --

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524     12.500        --
Value at End of Year        12.295      8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524        --
Ven 22, 20 No. of Units    658,764    747,308    783,943  1,119,991  1,004,231  1,111,707  1,269,986  1,255,734    799,900        --
Ven 24 No. of Units         13,435     13,452     18,283     51,722     30,285     30,060     32,452     29,105     20,462        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       8.683     15.942     17.386     14.348     13.281     12.226      9.300     11.509     12.500        --
Value at End of Year        12.083      8.683     15.942     17.386     14.348     13.281     12.226      9.300     11.509        --
No. of Units                19,758     24,056     26,767     34,203     46,935     44,311     55,658     59,621     35,321        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       8.583     15.783     17.239     14.248     13.208     12.177      9.277     11.497     12.500        --
Value at End of Year        11.927      8.583     15.783     17.239     14.248     13.208     12.177      9.277     11.497        --
No. of Units                38,611     43,268     69,285     93,301     96,858    109,141    129,017    129,019     48,896        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524     12.500        --
Value at End of Year        12.295      8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524        --
Ven 7, 8 No. of Units       42,257     43,795     61,154    107,879     74,034     72,407     74,945     54,119     49,914        --
Ven 9 No. of Units          21,991     14,569     26,597     51,897     31,505     51,852     67,850     54,479     66,421        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year       8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524     12.500        --
Value at End of Year        12.295      8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524        --
No. of Units                 3,757      2,743      2,259      5,780      3,618      4,497      2,538      1,030      2,486        --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       7.246     13.268     14.421     12.500         --         --         --         --         --        --
Value at End of Year        10.098      7.246     13.268     14.421         --         --         --         --         --        --
Venture No. of Units        99,359     88,193     68,733     27,178         --         --         --         --         --        --
NY Venture No. of Units     18,836      6,973      7,731      3,941         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       9.578     17.582     19.159     15.825     14.638     13.485     10.251     12.500         --        --
Value at End of Year        13.315      9.578     17.582     19.159     15.825     14.638     13.485     10.251         --        --
Ven 22, 20 No. of Units    567,992    625,344    543,766    590,069    550,055    560,302    458,935    140,405         --        --
Ven 24 No. of Units        103,144     90,301     97,962    101,990    101,634    101,308     68,399      5,638         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year       9.451     17.385     18.982     15.710     14.561     13.441     10.238     12.500         --        --
Value at End of Year        13.113      9.451     17.385     18.982     15.710     14.561     13.441     10.238         --        --
No. of Units                24,314     25,537     27,135     33,702     33,773     33,704     31,261      2,971         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       7.178     13.190     14.388     12.500         --         --         --         --         --        --
Value at End of Year         9.969      7.178     13.190     14.388         --         --         --         --         --        --
No. of Units                24,279     11,523     11,520      7,082         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       9.357     17.238     18.850     15.625     14.503     13.408     10.228     12.500         --        --
Value at End of Year        12.963      9.357     17.238     18.850     15.625     14.503     13.408     10.228         --        --
No. of Units                76,496     49,630     60,614     68,673     62,037     69,672     56,204     28,212         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       7.207     13.223     14.402     12.500         --         --         --         --         --        --
Value at End of Year        10.024      7.207     13.223     14.402         --         --         --         --         --        --
Venture No. of Units        86,305     58,336     46,458     20,886         --         --         --         --         --        --
NY Venture No. of Units      8,257      5,288      2,896        741         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       9.389     17.287     18.894     12.500         --         --         --         --         --        --
Value at End of Year        13.013      9.389     17.287     18.894         --         --         --         --         --        --
NY Venture No. of Units      2,836      2,999      2,636      1,101         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --         --     15.825         --         --         --         --         --        --
Value at End of Year            --         --         --     19.159         --         --         --         --         --        --
No. of Units                    --         --         --         78         --         --         --         --         --        --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       7.653     12.013     12.500         --         --         --         --         --         --        --
Value at End of Year         9.921      7.653     12.013         --         --         --         --         --         --        --
Venture No. of Units    30,659,095 31,082,612 17,047,722         --         --         --         --         --         --        --
NY Venture No. of Units  1,633,437  1,568,153  1,077,236         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       7.621     11.993     12.500         --         --         --         --         --         --        --
Value at End of Year         9.854      7.621     11.993         --         --         --         --         --         --        --
Ven 22, 20 No. of Units  1,746,602  2,664,610  1,581,970         --         --         --         --         --         --        --
Ven 24 No. of Units         74,758     76,354    115,571         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       7.596     11.977     12.500         --         --         --         --         --         --        --
Value at End of Year         9.802      7.596     11.977         --         --         --         --         --         --        --
No. of Units                41,535     84,807     81,387         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       7.609     11.985     12.500         --         --         --         --         --         --        --
Value at End of Year         9.828      7.609     11.985         --         --         --         --         --         --        --
No. of Units               499,631    533,403    513,377         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       7.577     11.965     12.500         --         --         --         --         --         --        --
Value at End of Year         9.763      7.577     11.965         --         --         --         --         --         --        --
No. of Units               149,160    212,611    214,748         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       7.628     11.997     12.500         --         --         --         --         --         --        --
Value at End of Year         9.868      7.628     11.997         --         --         --         --         --         --        --
Venture No. of Units    11,562,496 11,927,266  6,802,677         --         --         --         --         --         --        --
NY Venture No. of Units  1,117,920  1,068,086    428,009         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       7.583     11.969     12.500         --         --         --         --         --         --        --
Value at End of Year         9.776      7.583     11.969         --         --         --         --         --         --        --
NY Venture No. of Units    329,346    340,873    350,415         --         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       7.621     11.993     12.500         --         --         --         --         --         --        --
Value at End of Year         9.854      7.621     11.993         --         --         --         --         --         --        --
Ven 9 No. of Units          25,017     26,501     10,029         --         --         --         --         --         --        --
No. of Units                42,260     45,110     31,727         --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year       7.621         --         --         --         --         --         --         --         --        --
Value at End of Year         9.854      7.621         --         --         --         --         --         --         --        --
No. of Units                 4,389      4,394         --         --         --         --         --         --         --        --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620     12.500        --
Value at End of Year        13.102     10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620        --
Ven 22, 20 No. of Units 12,488,940 14,791,428  3,677,218  4,456,709  4,956,132  5,195,638  5,016,819  4,944,472  3,238,959        --
Ven 24 No. of Units        400,042    451,527     65,367     76,960     78,469     73,404     75,103     69,672     29,957        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       9.929     16.628     16.241     14.411     13.453     12.228      9.570     11.605     12.500        --
Value at End of Year        12.876      9.929     16.628     16.241     14.411     13.453     12.228      9.570     11.605        --
No. of Units               143,761    198,225     89,701    104,332    123,793    129,106         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       6.552     16.462     16.104     14.310     13.379     12.179      9.546     11.593     12.500        --
Value at End of Year         8.485      6.552     16.462     16.104     14.310     13.379     12.179      9.546     11.593        --
No. of Units               441,193    669,225    348,295    390,175    473,551    520,972    531,469    559,715    209,656        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620     12.500        --
Value at End of Year        13.102     10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620        --
Ven 7, 8 No. of Units    5,285,444  6,189,824    397,266    423,624    493,187    529,708    511,341    416,445    260,833        --
Ven 9 No. of Units       1,436,232  1,736,112     68,627     79,006     90,805    110,276     91,136     75,283     51,189        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620     12.500        --
Value at End of Year        13.102     10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620        --
No. of Units               381,304    420,819     23,018     29,918     29,027     24,546     29,227     21,355        809        --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.379     14.000     13.635     12.500         --         --         --         --         --        --
Value at End of Year        10.899      8.379     14.000     13.635         --         --         --         --         --        --
Venture No. of Units     1,778,958  1,811,029  1,694,582    874,971         --         --         --         --         --        --
NY Venture No. of Units    100,612    105,403    106,112     22,139         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      10.958     18.357     17.923     15.909     14.842     13.506     10.570     12.500         --        --
Value at End of Year        14.219     10.958     18.357     17.923     15.909     14.842     13.506     10.570         --        --
Ven 22, 20 No. of Units  3,595,979  3,700,695  3,114,177  3,280,406  2,868,900  2,054,168  1,347,482    419,804         --        --
Ven 24 No. of Units        803,405    756,057    588,265    622,613    531,230    437,675    282,797     87,372         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      10.813     18.151     17.757     15.794     14.764     13.462     10.557     12.500         --        --
Value at End of Year        14.003     10.813     18.151     17.757     15.794     14.764     13.462     10.557         --        --
No. of Units               191,833    224,359    199,176    196,807    172,364    117,730         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.301     13.919     13.603     12.500         --         --         --         --         --        --
Value at End of Year        10.760      8.301     13.919     13.603         --         --         --         --         --        --
No. of Units                62,930     68,430     55,943      3,990         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      10.706     17.998     17.635     15.708     14.705     13.429     10.547     12.500         --        --
Value at End of Year        13.844     10.706     17.998     17.635     15.708     14.705     13.429     10.547         --        --
No. of Units               481,979    586,057    406,769    443,412    429,488    385,620    222,592     99,581         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.334     13.954     13.617     12.500         --         --         --         --         --        --
Value at End of Year        10.819      8.334     13.954     13.617         --         --         --         --         --        --
Venture No. of Units       803,856    776,836    694,706    391,049         --         --         --         --         --        --
NY Venture No. of Units    122,986    127,139    117,272     66,916         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      10.742     18.049     17.675     12.500         --         --         --         --         --        --
Value at End of Year        13.897     10.742     18.049     17.675         --         --         --         --         --        --
NY Venture No. of Units     47,006     53,698     51,413      4,879         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      10.958         --         --     15.909         --         --         --         --         --        --
Value at End of Year        14.219     10.958         --     17.923         --         --         --         --         --        --
Ven 9 No. of Units             214        220         --         --         --         --         --         --         --        --
No. of Units                    --         --         --         78         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      10.958     18.357     17.923     15.909     14.842         --         --         --         --        --
Value at End of Year        14.219     10.958     18.357     17.923     15.909         --         --         --         --        --
No. of Units                   233        233        233        234        234         --         --         --         --        --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-2009) - SERIES I
SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990    12.500
Value at End of Year            --      8.461     13.058     12.597     11.254     10.746      9.667      7.754     10.240    11.990
Ven 22, 20 No. of Units         --  1,238,519  1,840,616  2,489,104  2,648,217  2,637,119  2,533,934  3,184,540  3,545,932 2,080,534
Ven 24 No. of Units             --     44,662     48,968     65,814     71,315     75,953     83,497     77,559     93,268    59,879

Ven 22, 20 Contracts with GEM
Value at Start of Year          --     13.029     12.594     11.274     10.787      9.723      7.815     10.341     12.500        --
Value at End of Year            --      8.425     13.029     12.594     11.274     10.787      9.723      7.815     10.341        --
No. of Units                    --     24,012     30,308     35,442     36,981     45,603     45,068     49,734     27,818        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     12.953     12.539     11.242     10.772      9.724      7.827     10.373     12.189        --
Value at End of Year            --      8.363     12.953     12.539     11.242     10.772      9.724      7.827     10.373        --
No. of Units                    --     40,995     50,612     63,223     57,018     65,800     69,067     64,138     49,776        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990    12.500
Value at End of Year            --      8.461     13.058     12.597     11.254     10.746      9.667      7.754     10.240    11.990
Ven 7, 8 No. of Units           --     95,548    101,871    119,395    135,911    124,364     75,274     84,162     72,009    55,951
Ven 9 No. of Units              --     31,117     45,525     55,511     86,572     91,321    197,091    112,271     94,933    22,537

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990    12.500
Value at End of Year            --      8.461     13.058     12.597     11.254     10.746      9.667      7.754     10.240    11.990
No. of Units                    --        992      1,361      1,877      1,878      6,009      5,158      2,734      5,819     4,235

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-2009) - SERIES II
SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year          --     13.805     13.317     12.500         --         --         --         --         --        --
Value at End of Year            --      8.953     13.805     13.317         --         --         --         --         --        --
Venture No. of Units            --  1,311,728  1,356,944    640,756         --         --         --         --         --        --
NY Venture No. of Units         --     59,363     69,351     15,679         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     16.964     16.405     14.686     14.058     12.670     10.159     12.500         --        --
Value at End of Year            --     10.974     16.964     16.405     14.686     14.058     12.670     10.159         --        --
Ven 22, 20 No. of Units         --  1,513,106  1,635,289  1,645,204  1,361,652    573,222    231,726     25,179         --        --
Ven 24 No. of Units             --    186,739    211,829    251,316    133,595     56,574     16,384      2,183         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --     16.774     16.254     14.579     13.984     12.628     10.146     12.500         --        --
Value at End of Year            --     10.829     16.774     16.254     14.579     13.984     12.628     10.146         --        --
No. of Units                    --     43,899     46,968     49,962     53,296     30,366      6,037      1,458         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year          --     13.724     13.286     12.500         --         --         --         --         --        --
Value at End of Year            --      8.869     13.724     13.286         --         --         --         --         --        --
No. of Units                    --     40,306     39,058      2,739         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     16.632     16.141     14.500     13.929     12.597     10.137     12.500         --        --
Value at End of Year            --     10.722     16.632     16.141     14.500     13.929     12.597     10.137         --        --
No. of Units                    --    127,108    138,712    139,185    117,941     90,608     20,881     11,718         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year          --     13.759     13.299     12.500         --         --         --         --         --        --
Value at End of Year            --      8.905     13.759     13.299         --         --         --         --         --        --
Venture No. of Units            --    448,702    421,113    256,001         --         --         --         --         --        --
NY Venture No. of Units         --     86,536     86,720     49,765         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year          --     16.679     16.179     12.500         --         --         --         --         --        --
Value at End of Year            --     10.757     16.679     16.179         --         --         --         --         --        --
NY Venture No. of Units         --     27,610     26,699      3,942         --         --         --         --         --        --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686    19.633
Value at End of Year        31.692     27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513    19.686
Ven 22, 20 No. of Units    869,465  1,069,669  1,285,665  1,411,185  1,769,002  2,031,568  2,317,481  2,458,560  1,519,001 1,896,073
Ven 24 No. of Units         16,871     22,702     20,562     27,268     31,085     35,451     38,099     49,164     27,425    21,354

Ven 22, 20 Contracts with GEM
Value at Start of Year      17.551     18.671     17.307     16.705     18.162     16.740     14.741     12.469     12.500        --
Value at End of Year        19.931     17.551     18.671     17.307     16.705     18.162     16.740     14.741     12.469        --
No. of Units                16,040     12,949     21,140     21,317     13,319     13,675     14,044      9,109      1,407        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      17.708     18.867     17.514     16.931     18.435     17.018     15.007     12.714     12.872        --
Value at End of Year        20.079     17.708     18.867     17.514     16.931     18.435     17.018     15.007     12.714        --
No. of Units                64,349     94,240     92,299     99,913    102,238     94,079     92,810    116,859     32,769        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686    19.633
Value at End of Year        31.692     27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513    19.686
Ven 7, 8 No. of Units      539,250    621,666    697,641    817,594  1,020,803  1,199,088  1,423,804  1,691,185  1,797,052 2,367,669
Ven 9 No. of Units          69,200     83,960     96,827    118,108    136,559    151,168    188,785    260,796    198,513   266,250

Ven 3 Contracts with no Optional Riders
Value at Start of Year      27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686    19.633
Value at End of Year        31.692     27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513    19.686
No. of Units                50,922     54,276     66,537     82,086    113,908    116,008    128,081    142,880    142,190   182,642

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      12.924     13.713     12.687     12.500         --         --         --         --         --        --
Value at End of Year        14.711     12.924     13.713     12.687         --         --         --         --         --        --
Venture No. of Units     1,080,872    830,653  1,080,682    547,568         --         --         --         --         --        --
NY Venture No. of Units     76,816     62,549     66,427     14,348         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      17.068     18.155     16.838     16.251     17.654     16.266     14.323     12.500         --        --
Value at End of Year        19.378     17.068     18.155     16.838     16.251     17.654     16.266     14.323         --        --
Ven 22, 20 No. of Units  1,321,848  1,317,815  1,694,734  1,825,220  1,550,136  1,085,071    594,712    154,273         --        --
Ven 24 No. of Units        200,145    200,872    253,980    257,709    191,875    142,486    102,131     17,778         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      16.842     17.951     16.683     16.133     17.561     16.213     14.304     12.500         --        --
Value at End of Year        19.085     16.842     17.951     16.683     16.133     17.561     16.213     14.304         --        --
No. of Units                52,001     59,372     55,460     62,723     69,752     57,003     30,884      7,537         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      12.804     13.633     12.657     12.500         --         --         --         --         --        --
Value at End of Year        14.523     12.804     13.633     12.657         --         --         --         --         --        --
No. of Units                35,982     36,354     35,427      3,668         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      16.676     17.800     16.567     16.046     17.492     16.173     14.291     12.500         --        --
Value at End of Year        18.867     16.676     17.800     16.567     16.046     17.492     16.173     14.291         --        --
No. of Units               168,169    224,050    213,457    224,426    210,680    177,235    126,576     73,987         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      12.856     13.667     12.670     12.500         --         --         --         --         --        --
Value at End of Year        14.603     12.856     13.667     12.670         --         --         --         --         --        --
Venture No. of Units       363,375    301,546    384,087    227,474         --         --         --         --         --        --
NY Venture No. of Units     72,042     58,757     86,269     41,620         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      16.731     17.850     16.606     12.500         --         --         --         --         --        --
Value at End of Year        18.939     16.731     17.850     16.606         --         --         --         --         --        --
NY Venture No. of Units     59,819     69,606     32,387      3,333         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      17.068     18.155     16.838     16.251     17.654         --         --         --         --        --
Value at End of Year        19.378     17.068     18.155     16.838     16.251         --         --         --         --        --
Ven 9 No. of Units           1,100      1,150      1,219      1,271      1,324         --         --         --         --        --
No. of Units                17,215     17,216     17,217     17,218         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      17.068     18.155     16.838     16.251     17.654         --         --         --         --        --
Value at End of Year        19.378     17.068     18.155     16.838     16.251         --         --         --         --        --
No. of Units                   286        286        287        287        288         --         --         --         --        --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254    24.634
Value at End of Year        25.570     19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549    27.254
Ven 22, 20 No. of Units  1,542,443  1,834,814  2,348,892  3,061,952  3,751,710  4,485,840  5,323,468  6,384,424  7,778,987 8,561,314
Ven 24 No. of Units         25,884     28,513     35,965     45,710     51,530     54,725     64,511     76,424     84,032    88,244

Ven 22, 20 Contracts with GEM
Value at Start of Year       9.083     15.269     15.312     12.931     11.866     10.508      8.377     10.523     12.500        --
Value at End of Year        11.743      9.083     15.269     15.312     12.931     11.866     10.508      8.377     10.523        --
No. of Units                46,193     49,428     50,079     26,864     16,292     33,259     32,345     36,248     18,272        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       9.545     16.069     16.139     13.649     12.544     11.125      8.882     11.175     13.554        --
Value at End of Year        12.322      9.545     16.069     16.139     13.649     12.544     11.125      8.882     11.175        --
No. of Units                46,699     69,518     89,238    106,382    118,238    131,827    133,988    153,605     80,490        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254    24.634
Value at End of Year        25.570     19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549    27.254
Ven 7, 8 No. of Units    1,858,327  2,146,210  2,595,108  3,053,885  3,623,470  4,210,273  5,051,786  6,233,457  7,508,544 9,475,759
Ven 9 No. of Units         331,585    382,528    453,972    561,268    654,283    887,563  1,005,033  1,198,999  1,463,631 1,763,567

Ven 3 Contracts with no Optional Riders
Value at Start of Year      19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254    24.634
Value at End of Year        25.570     19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549    27.254
No. of Units               136,621    168,667    185,999    210,759    259,931    294,194    339,861    386,600    488,110   604,737

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      11.216     18.845     18.906     15.963     14.650     12.971     10.339     12.500         --        --
Value at End of Year        14.500     11.216     18.845     18.906     15.963     14.650     12.971     10.339         --        --
Ven 22, 20 No. of Units    310,873    319,847    349,718    418,579    391,497    319,704    276,345    124,634         --        --
Ven 24 No. of Units        116,752    128,857    137,258    131,161    129,923     84,399     36,341      6,453         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.068     18.634     18.731     15.848     14.573     12.929     10.326     12.500         --        --
Value at End of Year        14.280     11.068     18.634     18.731     15.848     14.573     12.929     10.326         --        --
No. of Units                17,244     18,573     21,670     26,659     20,840     15,321     10,443      4,027         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      10.958     18.477     18.602     15.762     14.515     12.897     10.316     12.500         --        --
Value at End of Year        14.117     10.958     18.477     18.602     15.762     14.515     12.897     10.316         --        --
No. of Units                33,352     37,504     42,856     45,776     38,051     28,189     23,117     15,985         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      11.216     18.845     18.906     15.963         --         --         --         --         --        --
Value at End of Year        14.500     11.216     18.845     18.906         --         --         --         --         --        --
Ven 9 No. of Units             243        249        256        263         --         --         --         --         --        --

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited 8-04-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --         --         --         --     13.929     12.500         --         --        --
Value at End of Year            --         --         --         --         --     13.983     13.929         --         --        --
Ven 22, 20 No. of Units         --         --         --         --         --      5,641      6,320         --         --        --
Ven 24 No. of Units             --         --         --         --         --        932         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --         --     13.918     12.500         --         --        --
Value at End of Year            --         --         --         --         --     13.944     13.918         --         --        --
No. of Units                    --         --         --         --         --         --        876         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --         --     13.910     13.389         --         --        --
Value at End of Year            --         --         --         --         --     13.914     13.910         --         --        --
No. of Units                    --         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --         --     13.929     12.500         --         --        --
Value at End of Year            --         --         --         --         --     13.983     13.929         --         --        --
Ven 9 No. of Units              --         --         --         --         --         82         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --         --     13.929     12.500         --         --        --
Value at End of Year            --         --         --         --         --     13.983     13.929         --         --        --
No. of Units                    --         --         --         --         --         --         --         --         --        --

HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413     12.500        --
Value at End of Year        18.189     13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413        --
Ven 22, 20 No. of Units    923,736  1,155,579  1,511,682  1,656,069  2,035,325  2,232,141  2,237,109  1,881,548  1,547,290        --
Ven 24 No. of Units         31,166     25,412     53,908     46,881     46,557     54,947     57,651     59,439     40,823        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      13.781     19.977     17.252     16.175     14.591     12.858      9.591     13.395     12.500        --
Value at End of Year        17.876     13.781     19.977     17.252     16.175     14.591     12.858      9.591     13.395        --
No. of Units                37,381     48,517     63,365     82,986     81,965     83,245     96,900     92,595     38,218        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      13.623     19.778     17.106     16.062     14.510     12.807      9.567     13.382     12.500        --
Value at End of Year        17.645     13.623     19.778     17.106     16.062     14.510     12.807      9.567     13.382        --
No. of Units                78,239     90,615    108,392    132,969    153,048    195,136    203,143    195,515     78,979        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413     12.500        --
Value at End of Year        18.189     13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413        --
Ven 7, 8 No. of Units      117,567    124,754    128,060    141,728    181,895    233,957    205,343    132,889    112,770        --
Ven 9 No. of Units          21,589     22,206     42,101     48,468     39,136     41,759     54,245     35,305     45,401        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413     12.500        --
Value at End of Year        18.189     13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413        --
No. of Units                15,512     15,593     18,177     18,820     19,916     21,721     12,217      6,381      4,660        --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      10.752     15.551     13.395     12.500         --         --         --         --         --        --
Value at End of Year        13.983     10.752     15.551     13.395         --         --         --         --         --        --
Venture No. of Units        77,590     76,638     58,456     21,519         --         --         --         --         --        --
NY Venture No. of Units      7,743      4,749      3,321      4,808         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      15.273     22.146     19.124     17.928     16.171     14.255     10.636     12.500         --        --
Value at End of Year        19.813     15.273     22.146     19.124     17.928     16.171     14.255     10.636         --        --
Ven 22, 20 No. of Units    598,377    650,397    756,740    894,413    937,529    997,397    717,698    167,483         --        --
Ven 24 No. of Units        127,971    145,199    164,396    166,848    155,541    154,419     81,653      8,334         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      15.072     21.898     18.947     17.798     16.086     14.208     10.623     12.500         --        --
Value at End of Year        19.513     15.072     21.898     18.947     17.798     16.086     14.208     10.623         --        --
No. of Units                40,576     44,139     44,177     59,787     65,358     60,559     65,780     12,026         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      10.652     15.460     13.364     12.500         --         --         --         --         --        --
Value at End of Year        13.804     10.652     15.460     13.364         --         --         --         --         --        --
No. of Units                16,845     17,053     10,930      2,854         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      14.922     21.713     18.816     17.702     16.022     14.174     10.612     12.500         --        --
Value at End of Year        19.290     14.922     21.713     18.816     17.702     16.022     14.174     10.612         --        --
No. of Units                54,601     66,451     81,693     84,331     86,059     93,780     65,279     33,548         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      10.694     15.499     13.377     12.500         --         --         --         --         --        --
Value at End of Year        13.880     10.694     15.499     13.377         --         --         --         --         --        --
Venture No. of Units        70,283     57,927     44,058     22,924         --         --         --         --         --        --
NY Venture No. of Units      8,010      4,549      3,448        166         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      14.972     21.774     18.860     12.500         --         --         --         --         --        --
Value at End of Year        19.364     14.972     21.774     18.860         --         --         --         --         --        --
NY Venture No. of Units      5,500      4,056      5,233      1,006         --         --         --         --         --        --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       6.444     11.555     12.500         --         --         --         --         --         --        --
Value at End of Year        11.602      6.444     11.555         --         --         --         --         --         --        --
Venture No. of Units        69,908     12,588      4,180         --         --         --         --         --         --        --
NY Venture No. of Units      2,440      1,771        765         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       6.418     11.536     12.500         --         --         --         --         --         --        --
Value at End of Year        11.525      6.418     11.536         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    379,374     28,486     10,699         --         --         --         --         --         --        --
Ven 24 No. of Units         25,774      3,486      5,340         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       6.396     12.500         --         --         --         --         --         --         --        --
Value at End of Year        11.464      6.396         --         --         --         --         --         --         --        --
No. of Units                 7,608      2,097         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       6.407     11.528     12.500         --         --         --         --         --         --        --
Value at End of Year        11.494      6.407     11.528         --         --         --         --         --         --        --
No. of Units                 7,837        849        104         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --     12.500         --         --         --         --         --         --        --
Value at End of Year        11.418         --     11.509         --         --         --         --         --         --        --
No. of Units                19,538         --     12,043         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       6.423     11.540     12.500         --         --         --         --         --         --        --
Value at End of Year        11.540      6.423     11.540         --         --         --         --         --         --        --
Venture No. of Units        27,451      1,236         --         --         --         --         --         --         --        --
NY Venture No. of Units      2,776         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year          --         --     12.500         --         --         --         --         --         --        --
Value at End of Year            --         --     11.513         --         --         --         --         --         --        --
Venture No. of Units            --         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       6.418     11.536     12.500         --         --         --         --         --         --        --
Value at End of Year        11.525      6.418     11.536         --         --         --         --         --         --        --
Ven 9 No. of Units           6,075         --         --         --         --         --         --         --         --        --
No. of Units                36,416      1,005      2,830         --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        11.525         --         --         --         --         --         --         --         --        --
No. of Units                   433         --         --         --         --         --         --         --         --        --

HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460    14.994
Value at End of Year        18.284     12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545    13.460
Ven 22, 20 No. of Units  1,447,513  1,544,207  2,042,724  3,037,934  4,009,948  5,577,439  6,913,897  5,310,364  6,162,712 4,290,253
Ven 24 No. of Units         35,312     35,700     53,483     71,015     88,258    119,909    164,300    108,798    107,850    77,834

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year      10.301     14.853     14.851     13.672     13.397     12.257     10.008     10.921     12.500        --
Value at End of Year        15.665     10.301     14.853     14.851     13.672     13.397     12.257     10.008     10.921        --
No. of Units                29,593     20,430     40,633     56,075     65,233    116,268    114,270     67,191     25,771        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       9.987     14.421     14.440     13.314     13.066     11.973      9.790     10.699     11.520        --
Value at End of Year        15.163      9.987     14.421     14.440     13.314     13.066     11.973      9.790     10.699        --
No. of Units               141,853    214,396    238,265    341,252    375,652    462,419    775,551    369,742    218,398        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460    14.994
Value at End of Year        18.284     12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545    13.460
Ven 7, 8 No. of Units      270,547    254,873    319,461    449,902    579,810    756,293    931,712    788,407    773,765   803,920
Ven 9 No. of Units          51,154     62,696     95,533    141,083    199,413    269,177    402,143    344,031    437,320   450,763

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460    14.994
Value at End of Year        18.284     12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545    13.460
No. of Units                18,708     19,416     19,735     21,121     23,203     36,255     38,235     27,627     33,145    26,668

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       9.242     13.300     13.273     12.500         --         --         --         --         --        --
Value at End of Year        14.103      9.242     13.300     13.273         --         --         --         --         --        --
Venture No. of Units       359,540    272,660     84,423     31,537         --         --         --         --         --        --
NY Venture No. of Units     26,307     12,646      7,447         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.072     17.415     17.425     16.029     15.696     14.360     11.725     12.500         --        --
Value at End of Year        18.375     12.072     17.415     17.425     16.029     15.696     14.360     11.725         --        --
Ven 22, 20 No. of Units    647,438    641,754    725,885    957,806  1,012,355  1,166,184    959,895    146,256         --        --
Ven 24 No. of Units        109,410    112,390    133,595    143,870    163,667    164,206    135,938     16,234         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.913     17.220     17.264     15.913     15.613     14.313     11.710     12.500         --        --
Value at End of Year        18.097     11.913     17.220     17.264     15.913     15.613     14.313     11.710         --        --
No. of Units                24,206     23,002     78,176     87,218     76,759     84,070     69,559     19,757         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       9.156     13.222     13.243     12.500         --         --         --         --         --        --
Value at End of Year        13.923      9.156     13.222     13.243         --         --         --         --         --        --
No. of Units                13,474     13,934     12,492      1,413         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.795     17.075     17.144     15.826     15.551     14.278     11.699     12.500         --        --
Value at End of Year        17.891     11.795     17.075     17.144     15.826     15.551     14.278     11.699         --        --
No. of Units               228,501    241,484    218,347    337,634    356,539    386,544    401,907     43,415         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       9.193     13.255     13.256     12.500         --         --         --         --         --        --
Value at End of Year        14.000      9.193     13.255     13.256         --         --         --         --         --        --
Venture No. of Units        41,085     20,533     22,486     18,011         --         --         --         --         --        --
NY Venture No. of Units      4,980      3,144      5,538         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      11.834     17.123     17.184     12.500         --         --         --         --         --        --
Value at End of Year        17.959     11.834     17.123     17.184         --         --         --         --         --        --
NY Venture No. of Units      9,951      9,052      9,230        111         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.072     17.415     17.425     16.029         --         --         --         --         --        --
Value at End of Year        18.375     12.072     17.415     17.425         --         --         --         --         --        --
Ven 9 No. of Units             438        449        462        474         --         --         --         --         --        --

INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005    22.230
Value at End of Year            --     19.199     27.866     27.950     26.084     25.138     23.684     18.989     22.906    23.005
Ven 22, 20 No. of Units         --  2,205,560  2,953,821  3,849,843  4,957,736  6,461,742  6,144,739  6,526,842  6,493,090 5,530,667
Ven 24 No. of Units             --     50,194     61,771     78,288     96,775    104,442     83,521     94,535     89,882    62,605

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year          --     14.471     14.544     13.600     13.133     12.398      9.960     12.039     12.500        --
Value at End of Year            --      9.950     14.471     14.544     13.600     13.133     12.398      9.960     12.039        --
No. of Units                    --     41,385     49,800     60,642     88,052     94,628     93,675     71,220     37,191        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     15.024     15.122     14.162     13.696     12.949     10.418     12.612     12.711        --
Value at End of Year            --     10.314     15.024     15.122     14.162     13.696     12.949     10.418     12.612        --
No. of Units                    --    198,813    239,882    288,848    309,952    396,316    290,586    276,653    146,530        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005    22.230
Value at End of Year            --     19.199     27.866     27.950     26.084     25.138     23.684     18.989     22.906    23.005
Ven 7, 8 No. of Units           --  2,511,414  3,044,167  3,594,256  4,335,775  5,218,459  6,012,536  6,781,403  8,048,262 9,704,729
Ven 9 No. of Units              --    291,774    362,806    432,831    531,460    652,614    680,402    761,612    908,692 1,009,134

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005    22.230
Value at End of Year            --     19.199     27.866     27.950     26.084     25.138     23.684     18.989     22.906    23.005
No. of Units                    --    959,746  1,145,970  1,313,479  1,602,821  1,833,533  2,056,984  2,335,405  2,776,671 3,226,275

INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year          --     12.967     12.999     12.500         --         --         --         --         --        --
Value at End of Year            --      8.943     12.967     12.999         --         --         --         --         --        --
Venture No. of Units            --     88,258     78,854     18,146         --         --         --         --         --        --
NY Venture No. of Units         --      3,728      5,070      1,384         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     15.769     15.849     14.824     14.318     13.518     10.855     12.500         --        --
Value at End of Year            --     10.849     15.769     15.849     14.824     14.318     13.518     10.855         --        --
Ven 22, 20 No. of Units         --  1,014,752  1,217,948  1,264,132  1,411,709  1,611,555  1,122,179    307,039         --        --
Ven 24 No. of Units             --    189,093    223,558    229,820    232,914    227,133    151,378     21,089         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --     15.592     15.703     14.716     14.243     13.474     10.841     12.500         --        --
Value at End of Year            --     10.706     15.592     15.703     14.716     14.243     13.474     10.841         --        --
No. of Units                    --     40,178     51,490     54,995     85,760     81,659     41,867      8,185         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year          --     12.891     12.969     12.500         --         --         --         --         --        --
Value at End of Year            --      8.860     12.891     12.969         --         --         --         --         --        --
No. of Units                    --      2,149      2,162      1,912         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     15.461     15.594     14.636     14.187     13.441     10.831     12.500         --        --
Value at End of Year            --     10.599     15.461     15.594     14.636     14.187     13.441     10.831         --        --
No. of Units                    --    103,007    115,743    136,237    148,866    155,735    101,086     42,937         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year          --     12.923     12.982     12.500         --         --         --         --         --        --
Value at End of Year            --      8.895     12.923     12.982         --         --         --         --         --        --
Venture No. of Units            --     33,141     30,736     14,667         --         --         --         --         --        --
NY Venture No. of Units         --      1,394        776         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year          --     15.505     15.626     12.500         --         --         --         --         --        --
Value at End of Year            --     10.635     15.505     15.630         --         --         --         --         --        --
NY Venture No. of Units         --      1,142      1,143         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --     15.849     14.824     14.318         --         --         --         --        --
Value at End of Year            --         --     15.769     15.849     14.824         --         --         --         --        --
Ven 9 No. of Units              --         --        489        489        489         --         --         --         --        --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088    18.339
Value at End of Year        14.443     12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672    15.088
Ven 22, 20 No. of Units  1,296,521  1,437,600  1,900,598  2,613,058  2,993,535  3,604,794  4,239,580  4,752,635  5,157,402 4,886,121
Ven 24 No. of Units         49,936     57,359     53,028     81,620     90,025     87,592    115,127    131,618    137,508   124,426

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year      10.087     16.700     15.232     12.404     10.870      9.556      7.454      9.671     12.500        --
Value at End of Year        11.777     10.087     16.700     15.232     12.404     10.870      9.556      7.454      9.671        --
No. of Units                20,974     23,904     26,764     30,817     27,531     28,242     29,884     28,226     17,865        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       8.913     14.779     13.500     11.010      9.663      8.508      6.646      8.636     11.203        --
Value at End of Year        10.391      8.913     14.779     13.500     11.010      9.663      8.508      6.646      8.636        --
No. of Units                65,749     84,528     92,642     97,328    105,693    104,062    115,842    126,008     69,101        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088    18.339
Value at End of Year        14.443     12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672    15.088
Ven 7, 8 No. of Units      174,628    206,772    271,411    340,241    382,173    460,301    511,387    623,352    692,219   934,113
Ven 9 No. of Units          53,836     59,530     71,868    103,662    102,266    120,901    147,049    183,541    222,009   294,511

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088    18.339
Value at End of Year        14.443     12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672    15.088
No. of Units                16,661     19,835     22,384     24,400     31,628     33,039     34,425     35,011     43,113    52,245

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.878     14.669     13.352     12.500         --         --         --         --         --        --
Value at End of Year        10.402      8.878     14.669     13.352         --         --         --         --         --        --
Venture No. of Units        77,841    133,674    126,951     54,840         --         --         --         --         --        --
NY Venture No. of Units      3,329      2,112      2,204        215         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      13.137     21.761     19.858     16.159     14.162     12.451      9.693     12.500         --        --
Value at End of Year        15.354     13.137     21.761     19.858     16.159     14.162     12.451      9.693         --        --
Ven 22, 20 No. of Units    247,481    292,255    361,585    397,234    347,173    306,708    253,182    141,371         --        --
Ven 24 No. of Units         42,611     45,571     46,259     51,083     43,542     37,104    115,127     14,269         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.964     21.517     19.675     16.042     14.088     12.410      9.681     12.500         --        --
Value at End of Year        15.121     12.964     21.517     19.675     16.042     14.088     12.410      9.681         --        --
No. of Units                17,171     17,037     37,096     38,286     17,339     10,444     11,252      6,994         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.795     14.583     13.322     12.500         --         --         --         --         --        --
Value at End of Year        10.269      8.795     14.583     13.322         --         --         --         --         --        --
No. of Units                 3,361      3,310      3,176      3,240         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.835     21.336     19.539     15.955     14.032     12.380      9.672     12.500         --        --
Value at End of Year        14.949     12.835     21.336     19.539     15.955     14.032     12.380      9.672         --        --
No. of Units                26,395     22,924     30,589     31,568     23,870     18,256     16,480     12,367         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.830     14.620     13.335     12.500         --         --         --         --         --        --
Value at End of Year        10.326      8.830     14.620     13.335         --         --         --         --         --        --
Venture No. of Units        89,310     90,272     42,182      8,742         --         --         --         --         --        --
NY Venture No. of Units        756         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.878     21.396     19.584     12.500         --         --         --         --         --        --
Value at End of Year        15.006     12.878     21.396     19.584         --         --         --         --         --        --
NY Venture No. of Units      2,944      2,841      5,585      1,950         --         --         --         --         --        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.990     23.757     20.874     16.869     14.669     12.500         --         --         --        --
Value at End of Year        17.659     12.990     23.757     20.874     16.869     14.669         --         --         --        --
Ven 22, 20 No. of Units    410,779    471,855    608,303  1,105,267    825,452    712,758         --         --         --        --
Ven 24 No. of Units          6,540      7,454      8,131     12,070      7,361     21,750         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.870     23.584     20.764     16.813     14.650     12.500         --         --         --        --
Value at End of Year        17.460     12.870     23.584     20.764     16.813     14.650         --         --         --        --
No. of Units                 1,763      3,060      4,398      8,661     12,560     13,186         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.780     23.454     20.681     16.771     14.635     12.500         --         --         --        --
Value at End of Year        17.312     12.780     23.454     20.681     16.771     14.635         --         --         --        --
No. of Units                33,482     42,389     50,431     32,451     31,610     24,373         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.990     23.757     20.874     16.869     14.669     12.500         --         --         --        --
Value at End of Year        17.659     12.990     23.757     20.874     16.869     14.669         --         --         --        --
Ven 7, 8 No. of Units       54,101     73,660     92,127    153,271     81,627     75,228         --         --         --        --
Ven 9 No. of Units           9,193      9,935     20,198     30,953     21,492     19,292         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.990     23.757     20.874     16.869     14.669     12.500         --         --         --        --
Value at End of Year        17.659     12.990     23.757     20.874     16.869     14.669         --         --         --        --
No. of Units                 1,876      2,155      1,849      2,427      2,537        696         --         --         --        --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.869     23.578     20.764     16.810     14.646     12.500         --         --         --        --
Value at End of Year        17.447     12.869     23.578     20.764     16.810     14.646         --         --         --        --
Ven 22, 20 No. of Units    354,619    373,830    410,234    499,597    434,601    262,855         --         --         --        --
Ven 24 No. of Units         64,552     66,950     58,578     80,323     73,564     72,367         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.750     23.406     20.654     16.754     14.626     12.500         --         --         --        --
Value at End of Year        17.251     12.750     23.406     20.654     16.754     14.626         --         --         --        --
No. of Units                 9,348     10,621     13,051     13,945     19,978     20,759         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.661     23.278     20.572     16.713     14.612     12.500         --         --         --        --
Value at End of Year        17.105     12.661     23.278     20.572     16.713     14.612         --         --         --        --
No. of Units                20,709     24,023     31,194     34,777     26,557     20,559         --         --         --        --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       7.705     15.799     13.345     12.500         --         --         --         --         --        --
Value at End of Year        10.456      7.705     15.799     13.345         --         --         --         --         --        --
Venture No. of Units       257,921    227,806    185,283     85,722         --         --         --         --         --        --
NY Venture No. of Units     11,334     10,674      5,765        550         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      10.787     22.173     18.776     15.367     12.500         --         --         --         --        --
Value at End of Year        14.601     10.787     22.173     18.776     15.367         --         --         --         --        --
Ven 22, 20 No. of Units    678,607    778,211  1,046,579    715,353    225,062         --         --         --         --        --
Ven 24 No. of Units         97,167     66,520     88,037     61,858     26,672         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      10.708     22.056     18.714     15.347     12.500         --         --         --         --        --
Value at End of Year        14.465     10.708     22.056     18.714     15.347         --         --         --         --        --
No. of Units                16,708     18,581     23,716     15,596      8,548         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       7.634     15.707     13.314     12.500         --         --         --         --         --        --
Value at End of Year        10.323      7.634     15.707     13.314         --         --         --         --         --        --
No. of Units                27,463     22,310     16,584        674         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      10.649     21.968     18.667     15.331     12.500         --         --         --         --        --
Value at End of Year        14.364     10.649     21.968     18.667     15.331         --         --         --         --        --
No. of Units                25,622     27,201     38,196     27,573        745         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       7.664     15.747     13.327     12.500         --         --         --         --         --        --
Value at End of Year        10.380      7.664     15.747     13.327         --         --         --         --         --        --
Venture No. of Units        96,574    100,888     74,946     20,875         --         --         --         --         --        --
NY Venture No. of Units      6,095      2,489      1,886      1,220         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      10.669     21.997     18.683     12.500         --         --         --         --         --        --
Value at End of Year        14.398     10.669     21.997     18.683         --         --         --         --         --        --
NY Venture No. of Units      8,062      8,090      8,361      4,067         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      10.787     22.173     18.776     15.367     12.500         --         --         --         --        --
Value at End of Year        14.601     10.787     22.173     18.776     15.367         --         --         --         --        --
Ven 7, 8 No. of Units           --         --         --         --     18,782         --         --         --         --        --
Ven 9 No. of Units          29,108     29,683     40,747     21,421      2,524         --         --         --         --        --
No. of Units                90,011    115,258    149,466     77,447         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      10.787     22.173     18.776     15.367     12.500         --         --         --         --        --
Value at End of Year        14.601     10.787     22.173     18.776     15.367         --         --         --         --        --
No. of Units                 4,323      5,479      6,285      4,574        465         --         --         --         --        --

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - SERIES I SHARES (units first credited 3-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844    26.975
Value at End of Year            --     13.202     28.477     26.223     20.819     19.174     16.062     10.512     12.802    18.844
Ven 22, 20 No. of Units         --  1,497,843  2,136,007  2,858,335  3,212,329  3,854,614  4,119,428  4,431,773  5,556,099 6,624,074
Ven 24 No. of Units             --     49,100     57,621     81,042     91,399    108,039    124,815    121,855    142,852   163,214

Ven 22, 20 Contracts with GEM
Value at Start of Year          --     19.106     17.630     14.025     12.942     10.863      7.124      8.693     12.500        --
Value at End of Year            --      8.840     19.106     17.630     14.025     12.942     10.863      7.124      8.693        --
No. of Units                    --      2,943      6,938      7,759     15,170     14,126     11,664     27,216     14,996        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     14.790     13.668     10.889     10.064      8.460      5.556      6.790     10.030        --
Value at End of Year            --      6.833     14.790     13.668     10.889     10.064      8.460      5.556      6.790        --
No. of Units                    --     93,453    104,717    111,456     70,975     78,817     57,627     73,516     35,068        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844    26.975
Value at End of Year            --     13.202     28.477     26.223     20.819     19.174     16.062     10.512     12.802    18.844
Ven 7, 8 No. of Units           --    327,609    436,893    516,998    592,177    720,523    901,956    971,225  1,223,014 1,699,495
Ven 9 No. of Units              --    107,439    133,966    159,245    183,867    250,280    279,919    327,294    429,139   582,581

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844    26.975
Value at End of Year            --     13.202     28.477     26.223     20.819     19.174     16.062     10.512     12.802    18.844
No. of Units                    --     38,337     45,577     49,338     50,069     50,847     44,025     52,555     79,471   107,386

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year          --     14.788     13.613     12.500         --         --         --         --         --        --
Value at End of Year            --      6.855     14.788     13.613         --         --         --         --         --        --
Venture No. of Units            --    159,852    159,794     43,409         --         --         --         --         --        --
NY Venture No. of Units         --     15,214     13,986      5,907         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     26.556     24.507     19.483     17.982     15.087      9.888     12.500         --        --
Value at End of Year            --     12.279     26.556     24.507     19.483     17.982     15.087      9.888         --        --
Ven 22, 20 No. of Units         --    428,668    580,920    542,985    497,180    402,232    260,105     58,684         --        --
Ven 24 No. of Units             --     80,472     91,104     98,226     84,945     81,455     54,188      4,073         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --     26.258     24.281     19.342     17.887     15.038      9.876     12.500         --        --
Value at End of Year            --     12.117     26.258     24.281     19.342     17.887     15.038      9.876         --        --
No. of Units                    --     19,284     34,389     34,730     29,986     26,711     10,062         22         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year          --     14.702     13.581     12.500         --         --         --         --         --        --
Value at End of Year            --      6.791     14.702     13.581         --         --         --         --         --        --
No. of Units                    --     18,373     23,398      5,175         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     26.037     24.113     19.237     17.817     15.001      9.866     12.500         --        --
Value at End of Year            --     11.996     26.037     24.113     19.237     17.817     15.001      9.866         --        --
No. of Units                    --     42,613     79,070     74,766     64,292     56,129     31,044      4,421         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year          --     14.739     13.594     12.500         --         --         --         --         --        --
Value at End of Year            --      6.818     14.739     13.594         --         --         --         --         --        --
Venture No. of Units            --     77,730     64,818     15,028         --         --         --         --         --        --
NY Venture No. of Units         --        772        791        431         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year          --     26.111     24.169     12.500         --         --         --         --         --        --
Value at End of Year            --     12.036     26.111     24.169         --         --         --         --         --        --
NY Venture No. of Units         --        629      5,537        720         --         --         --         --         --        --

INTERNATIONAL SMALL COMPANY TRUST - SERIES I SHARES (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.265         --         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units  2,103,650         --         --         --         --         --         --         --         --        --
Ven 24 No. of Units         73,651         --         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.261         --         --         --         --         --         --         --         --        --
No. of Units                 2,613         --         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.259         --         --         --         --         --         --         --         --        --
No. of Units                47,105         --         --         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.265         --         --         --         --         --         --         --         --        --
Ven 7, 8 No. of Units      457,219         --         --         --         --         --         --         --         --        --
Ven 9 No. of Units         142,537         --         --         --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.265         --         --         --         --         --         --         --         --        --
No. of Units                64,178         --         --         --         --         --         --         --         --        --

INTERNATIONAL SMALL COMPANY TRUST - SERIES II SHARES (units first credited 11-16-2009)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.269         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                   136,230         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                    19,060         --         --         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.265         --         --         --         --         --         --         --         --        --
Ven 22, 20 No. of Units    544,649         --         --         --         --         --         --         --         --        --
Ven 24 No. of Units        151,836         --         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.261         --         --         --         --         --         --         --         --        --
No. of Units                27,769         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.263         --         --         --         --         --         --         --         --        --
No. of Units                16,113         --         --         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.259         --         --         --         --         --         --         --         --        --
No. of Units                89,878         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.266         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                    76,250         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                     1,005         --         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.500         --         --         --         --         --         --         --         --        --
Value at End of Year        12.260         --         --         --         --         --         --         --         --        --
Venture 2006 No. of
   Units                     2,571         --         --         --         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      10.806     21.974     17.700     15.922     14.606     12.187      8.531     10.530     11.862    12.860
Value at End of Year        14.468     10.806     21.974     17.700     15.922     14.606     12.187      8.531     10.530    11.862
Ven 22, 20 No. of Units  3,946,113  4,906,325  6,793,308  9,460,500 11,443,905  6,019,390  5,660,590  4,976,529  3,705,188 2,392,567
Ven 24 No. of Units        108,349    128,835    173,479    253,166    277,116    152,159    141,215    134,249    118,613   106,685

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.943     22.940     21.284     16.689     15.340     12.825      8.996     11.126     12.500        --
Value at End of Year        17.293     12.943     22.940     21.284     16.689     15.340     12.825      8.996     11.126        --
No. of Units                27,104     33,165     43,824     51,475     52,740     39,528     40,172     31,634     12,478        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.085     21.452     19.934     15.653     14.410     12.066      8.476     10.498     11.869        --
Value at End of Year        16.123     12.085     21.452     19.934     15.653     14.410     12.066      8.476     10.498        --
No. of Units               146,613    199,797    233,542    248,095    249,794    179,529    160,669    169,982     61,427        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.422     21.974     20.347     15.922     14.606     12.187      8.531     10.530     11.862    12.860
Value at End of Year        16.632     12.422     21.974     20.347     15.922     14.606     12.187      8.531     10.530    11.862
Ven 7, 8 No. of Units      799,842  1,016,555  1,312,662  1,649,747  1,942,571    818,877    777,825    641,815    322,313   313,577
Ven 9 No. of Units         240,359    291,799    365,047    433,872    502,090     90,708     86,610     51,807     35,446    26,032

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.422     21.974     20.347     15.922     14.606     12.187      8.531     10.530     11.862    12.860
Value at End of Year        16.632     12.422     21.974     20.347     15.922     14.606     12.187      8.531     10.530    11.862
No. of Units                69,152    110,968    101,488    128,372    128,242     65,351     53,822     42,061     26,240    28,567

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.637     15.278     14.133     12.500         --         --         --         --         --        --
Value at End of Year        11.577      8.637     15.278     14.133         --         --         --         --         --        --
Venture No. of Units       303,970    275,988    233,718     90,118         --         --         --         --         --        --
NY Venture No. of Units     18,932     24,190     28,395     11,494         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      14.084     24.976     23.162     18.169     16.703     13.956      9.793     12.500         --        --
Value at End of Year        18.831     14.084     24.976     23.162     18.169     16.703     13.956      9.793         --        --
Ven 22, 20 No. of Units  1,496,105  1,725,062  1,943,475  2,167,099  2,256,168  1,700,324  1,148,752    327,703         --        --
Ven 24 No. of Units        305,445    349,560    400,334    409,176    405,505    307,005    208,885     56,165         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      13.898     24.696     22.949     18.038     16.615     13.910      9.780     12.500         --        --
Value at End of Year        18.545     13.898     24.696     22.949     18.038     16.615     13.910      9.780         --        --
No. of Units                70,376     83,953     86,866     85,508     95,980     82,027     57,785     15,357         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.557     15.189     14.100     12.500         --         --         --         --         --        --
Value at End of Year        11.429      8.557     15.189     14.100         --         --         --         --         --        --
No. of Units                21,898     17,965     16,482     10,629         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      13.760     24.488     22.790     17.940     16.549     13.876      9.771     12.500         --        --
Value at End of Year        18.333     13.760     24.488     22.790     17.940     16.549     13.876      9.771         --        --
No. of Units               148,742    175,757    218,756    238,496    224,574    165,748    122,136     40,129         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.591     15.227     14.115     12.500         --         --         --         --         --        --
Value at End of Year        11.492      8.591     15.227     14.115         --         --         --         --         --        --
Venture No. of Units       211,435    196,864    139,267     50,840         --         --         --         --         --        --
NY Venture No. of Units     10,974      8,857      6,644      2,094         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      13.806     24.557     22.843     12.500         --         --         --         --         --        --
Value at End of Year        18.404     13.806     24.557     22.843         --         --         --         --         --        --
NY Venture No. of Units      5,332      5,651      6,226        126         --         --         --         --         --        --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541    19.040
Value at End of Year        29.890     26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739    20.541
Ven 22, 20 No. of Units  1,121,075  1,337,847  1,786,176  2,114,929  2,785,575  3,452,167  4,487,132  5,802,487  5,973,613 4,946,283
Ven 24 No. of Units         40,836     44,237     57,008     79,663     89,022    117,518    146,542    183,549    148,463    75,588

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year      16.014     16.550     15.836     15.536     15.437     14.966     14.170     13.097     12.500        --
Value at End of Year        17.722     16.014     16.550     15.836     15.536     15.437     14.966     14.170     13.097        --
No. of Units                14,894     11,522     16,691     15,774     26,357     41,819     50,093     73,888     28,956        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      16.658     17.241     16.521     16.233     16.154     15.685     14.873     13.767     13.055        --
Value at End of Year        18.406     16.658     17.241     16.521     16.233     16.154     15.685     14.873     13.767        --
No. of Units               141,189    188,013    240,726    285,181    321,428    370,957    413,892    520,989    262,326        --

Ven 9, 8,7 Contracts with no Optional Riders
Value at Start of Year      26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541    19.040
Value at End of Year        29.890     26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739    20.541
Ven 7, 8 No. of Units      453,161    541,835    638,311    796,154    957,925  1,156,201  1,459,392  1,930,284  1,950,923 2,151,545
Ven 9 No. of Units          97,130    105,670    133,556    153,274    212,135    281,891    347,276    448,420    461,351   462,664

Ven 3 Contracts with no Optional Riders
Value at Start of Year      26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541    19.040
Value at End of Year        29.890     26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739    20.541
No. of Units                73,775     90,857    105,657    114,695    131,695    149,223    192,791    238,667    233,672   249,281

Ven 1 Contracts with no Optional Riders
Value at Start of Year      31.527     32.482     30.983     30.304     30.017     29.013     27.385     25.234     23.818    22.053
Value at End of Year        34.997     31.527     32.482     30.983     30.304     30.017     29.013     27.385     25.234    23.818
No. of Units                   403        404        461        572        573      1,301      1,304      1,421      1,973     2,161

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      13.231     13.633     13.020     12.500         --         --         --         --         --        --
Value at End of Year        14.675     13.231     13.633     13.020         --         --         --         --         --        --
Venture No. of Units       813,273    721,090  1,085,665    617,566         --         --         --         --         --        --
NY Venture No. of Units     69,574     61,744     84,008     38,310         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      15.110     15.607     14.944     14.661     14.572     14.122     13.354     12.500         --        --
Value at End of Year        16.717     15.110     15.607     14.944     14.661     14.572     14.122     13.354         --        --
Ven 22, 20 No. of Units  1,078,088  1,007,095  1,368,134  1,534,794  1,084,887    576,334    550,260    210,622         --        --
Ven 24 No. of Units        328,347    317,066    427,661    434,318    265,303    133,222    125,177     36,633         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      14.910     15.432     14.806     14.555     14.495     14.075     13.337     12.500         --        --
Value at End of Year        16.464     14.910     15.432     14.806     14.555     14.495     14.075     13.337         --        --
No. of Units                48,137     46,635     59,114     65,616     70,620     45,212     42,161     18,928         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      13.108     13.553     12.990     12.500         --         --         --         --         --        --
Value at End of Year        14.488     13.108     13.553     12.990         --         --         --         --         --        --
No. of Units                47,465     49,266     60,509     22,535         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      14.762     15.302     14.703     14.476     14.438     14.041     13.324     12.500         --        --
Value at End of Year        16.276     14.762     15.302     14.703     14.476     14.438     14.041     13.324         --        --
No. of Units               219,090    231,373    295,179    325,099    310,169    233,080    224,879    127,399         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      13.161     13.587     13.003     12.500         --         --         --         --         --        --
Value at End of Year        14.568     13.161     13.587     13.003         --         --         --         --         --        --
Venture No. of Units       100,986    144,165    212,072    123,066         --         --         --         --         --        --
NY Venture No. of Units     40,059     42,408     78,352     43,220         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      14.811     15.345     14.737     12.500         --         --         --         --         --        --
Value at End of Year        16.338     14.811     15.345     14.737         --         --         --         --         --        --
NY Venture No. of Units     12,283     11,006     12,648      8,702         --         --         --         --         --        --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --         --         --     19.205     18.344     14.843     19.507     24.072    28.465
Value at End of Year            --         --         --         --     18.985     19.205     18.344     14.843     19.507    24.072
Ven 22, 20 No. of Units         --         --         --         --  5,602,668  6,725,916  8,049,137  8,962,891  9,692,689 8,200,313
Ven 24 No. of Units             --         --         --         --    212,418    246,444    273,377    296,436    320,843   302,094

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --      9.714      9.297      7.538      9.926     12.500        --
Value at End of Year            --         --         --         --      9.583      9.714      9.297      7.538      9.926        --
No. of Units                    --         --         --         --     79,770     91,939    125,976    114,988     81,120        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --      8.595      8.238      6.689      8.822     10.925        --
Value at End of Year            --         --         --         --      8.467      8.595      8.238      6.689      8.822        --
No. of Units                    --         --         --         --    593,756    701,323    774,794    886,369    535,491        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --         --     18.985     19.205     18.344     14.843     19.507     24.072    28.465
Value at End of Year            --         --         --     19.469     18.985     19.205     18.344     14.843     19.507    24.072
Ven 7, 8 No. of Units           --         --         --        778  1,642,127  2,047,410  2,384,923  2,877,204  3,405,829 4,207,600
Ven 9 No. of Units              --         --         --         --    311,513    379,886    427,513    483,114    589,352   690,340

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --         --         --     18.985     19.205     18.344     14.843     19.507     24.072    28.465
Value at End of Year            --         --         --     19.469     18.985     19.205     18.344     14.843     19.507    24.072
No. of Units                    --         --                          571,352    629,764    717,918    804,704    923,580 1,126,956

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --         --         --     13.055     12.490     10.113     12.500         --        --
Value at End of Year            --         --         --         --     12.871     13.055     12.490     10.113         --        --
Ven 22, 20 No. of Units         --         --         --         --  1,184,972  1,276,080  1,121,818    439,093         --        --
Ven 24 No. of Units             --         --         --         --    322,512    315,848    233,752     48,413         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --     12.986     12.449     10.101     12.500         --        --
Value at End of Year            --         --         --         --     12.778     12.986     12.449     10.101         --        --
No. of Units                    --         --         --         --    103,359    110,669     80,813     12,822         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --     12.935     12.419     10.091     12.500         --        --
Value at End of Year            --         --         --         --     12.708     12.935     12.419     10.091         --        --
No. of Units                    --         --         --         --    214,438    236,349    165,759     54,024         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --     13.055         --         --         --         --        --
Value at End of Year            --         --         --         --     12.871         --         --         --         --        --
Ven 9 No. of Units              --         --         --         --        543         --         --         --         --        --

LARGE CAP TRUST - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      18.024     30.224     24.552     21.508         --         --         --         --         --        --
Value at End of Year        23.256     18.024     30.224     24.552         --         --         --         --         --        --
Ven 22, 20 No. of Units          3          3          3         --         --         --         --         --         --        --
Ven 24 No. of Units             --         --         --        216         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      18.024     30.224         --         --         --         --         --         --         --        --
Value at End of Year        23.256     18.024     30.224         --         --         --         --         --         --        --
Ven 7, 8 No. of Units          527        527        527         --         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      18.024     30.224         --         --         --         --         --         --         --        --
Value at End of Year        23.256     18.024     30.224         --         --         --         --         --         --        --
No. of Units                    --         --         --         --         --         --         --         --         --        --

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       9.224     15.506     15.529     13.794     12.500         --         --         --         --        --
Value at End of Year        11.874      9.224     15.506     15.529     13.794         --         --         --         --        --
Ven 22, 20 No. of Units  4,954,936  5,856,563  7,360,700     28,452     17,162         --         --         --         --        --
Ven 24 No. of Units        142,335    159,412    195,851      6,055      3,557         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       9.156     15.424     15.477     13.776     12.500         --         --         --         --        --
Value at End of Year        11.763      9.156     15.424     15.477     13.776         --         --         --         --        --
No. of Units                37,050     55,645     78,245      1,606        288         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year       9.106     15.362     15.439     13.762     12.500         --         --         --         --        --
Value at End of Year        11.681      9.106     15.362     15.439     13.762         --         --         --         --        --
No. of Units               105,560    130,675    158,670        620      1,122         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       9.224     15.506     15.529     13.794     12.500         --         --         --         --        --
Value at End of Year        11.874      9.224     15.506     15.529     13.794         --         --         --         --        --
Ven 9 No. of Units         760,538    891,743  1,081,784      2,806      2,476         --         --         --         --        --
No. of Units             3,800,120  4,395,256  5,299,906     10,748         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year       9.256     15.521     15.529         --         --         --         --         --         --        --
Value at End of Year        11.942      9.256     15.521     15.529         --         --         --         --         --        --
No. of Units               358,980    423,122    485,477        139         --         --         --         --         --        --

Ven 1 Contracts with no Optional Riders
Value at Start of Year      29.994     50.240         --         --         --         --         --         --         --        --
Value at End of Year        38.742     29.994     50.240         --         --         --         --         --         --        --
No. of Units                 4,267      4,274      4,457         --         --         --         --         --         --        --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       8.039     25.221     24.552     21.508     18.923     15.790     12.500         --         --        --
Value at End of Year        17.315      8.039     25.221     24.552     21.508     18.923     15.790         --         --        --
Ven 22, 20 No. of Units    824,602    989,625  1,377,476  1,870,331  1,512,222    679,722     33,490         --         --        --
Ven 24 No. of Units        153,357    167,388    163,999    191,673     77,550     45,745      9,403         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      15.732     24.987     24.373     21.395     18.860     15.769     12.500         --         --        --
Value at End of Year        17.086     15.732     24.987     24.373     21.395     18.860     15.769         --         --        --
No. of Units                89,823     89,612     90,650     92,517     60,017     16,459      4,491         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      15.599     24.813     24.240     21.309     18.813     15.754     12.500         --         --        --
Value at End of Year        16.916     15.599     24.813     24.240     21.309     18.813     15.754         --         --        --
No. of Units               107,698    119,497    135,983    160,087     70,417     42,355      2,045         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      15.972     25.273     24.556     21.508     18.923     15.790     12.500         --         --        --
Value at End of Year        17.425     15.972     25.273     24.556     21.508     18.923     15.790         --         --        --
Ven 9 No. of Units          11,935     17,563     23,086     28,204     25,315     15,322      2,099         --         --        --
No. of Units                64,176     91,415    110,571    156,386    148,352     61,434     15,448         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      15.972     25.273     24.556     21.508     18.923     15.790     12.500         --         --        --
Value at End of Year        17.425     15.972     25.273     24.556     21.508     18.923     15.790         --         --        --
No. of Units                 8,701     11,107     15,126     21,795     13,006     12,649        885         --         --        --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948    15.974
Value at End of Year        15.406     11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724    14.948
Ven 22, 20 No. of Units  3,664,387  3,859,365  5,083,833  6,539,711  6,208,180  5,847,817  4,847,924  4,202,222  4,197,285 3,143,870
Ven 24 No. of Units         29,200     34,660     46,002     51,225     58,580     76,348     57,594     91,656     83,186    79,695

Ven 22, 20 Contracts with GEM
Value at Start of Year       9.252     16.208     15.173     13.353     12.263     10.737      8.087     10.364     12.500        --
Value at End of Year        12.349      9.252     16.208     15.173     13.353     12.263     10.737      8.087     10.364        --
No. of Units                15,760     15,886     58,640     67,084     61,773     60,393     31,171     25,861     14,650        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       8.896     15.608     14.634     12.897     11.862     10.402      7.846     10.070     11.873        --
Value at End of Year        11.856      8.896     15.608     14.634     12.897     11.862     10.402      7.846     10.070        --
No. of Units               101,992    115,399    131,410    148,293    197,980    198,807    201,029    186,267    115,430        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948    15.974
Value at End of Year        15.406     11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724    14.948
Ven 7, 8 No. of Units      213,331    252,605    314,795    331,050    442,106    435,328    317,546    288,857    254,911   277,955
Ven 9 No. of Units          78,703     84,659     84,643    101,498    104,003    145,634    158,740    167,352    225,744   253,883

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR        YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01    12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948     15.974
Value at End of Year       15.406     11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948
No. of Units               41,327     72,132     71,909     70,558     69,074     97,161     95,328     35,542     27,445     26,924

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      8.009     14.005     13.069     12.500         --         --         --         --         --         --
Value at End of Year       10.725      8.009     14.005     13.069         --         --         --         --         --         --
Venture No. of Units    1,070,837    944,218    947,159    200,511         --         --         --         --         --         --
NY Venture No. of Units    95,953     92,465     55,918     15,688         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.516     20.189     18.887     16.627     15.262     13.336     10.025     12.500         --         --
Value at End of Year       15.383     11.516     20.189     18.887     16.627     15.262     13.336     10.025         --         --
Ven 22, 20 No. of Units 3,163,922  3,345,931  3,686,542  4,110,618  4,021,218  3,831,855  2,291,567    284,449         --         --
Ven 24 No. of Units     1,385,226  1,299,115  1,349,926  1,511,892  1,639,027  1,526,685  1,018,451     65,066         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.364     19.962     18.713     16.506     15.182     13.293     10.012     12.500         --         --
Value at End of Year       15.150     11.364     19.962     18.713     16.506     15.182     13.293     10.012         --         --
No. of Units              261,146    224,833    308,732    360,601    338,905    318,761    211,457     10,539         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      7.934     13.923     13.039     12.500         --         --         --         --         --         --
Value at End of Year       10.588      7.934     13.923     13.039         --         --         --         --         --         --
No. of Units               27,688     28,169     33,983      5,595         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.251     19.794     18.583     16.417     15.122     13.260     10.002     12.500         --         --
Value at End of Year       14.977     11.251     19.794     18.583     16.417     15.122     13.260     10.002         --         --
No. of Units               98,751    118,375    133,518    120,648    120,610     82,224     66,101     20,954         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      7.966     13.958     13.052     12.500         --         --         --         --         --         --
Value at End of Year       10.646      7.966     13.958     13.052         --         --         --         --         --         --
Venture No. of Units      369,304    410,073    249,571     85,590         --         --         --         --         --         --
NY Venture No. of Units    37,793     34,749     21,684     13,287         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.289     19.850     18.626     12.500         --         --         --         --         --         --
Value at End of Year       15.034     11.289     19.850     18.626         --         --         --         --         --         --
NY Venture No. of Units     4,433      4,350      8,165        464         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     12.500         --         --         --         --         --         --
Value at End of Year           --         --         --     18.887         --         --         --         --         --         --
No. of Units                   --         --         --         71         --         --         --         --         --         --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      9.504     13.994     13.294     12.500         --         --         --         --         --         --
Value at End of Year       12.284      9.504     13.994     13.294         --         --         --         --         --         --
Venture No. of Units        2,400      2,403      2,405         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.625     23.065     21.970     19.763     18.750     16.754     13.705     15.434     16.438     16.257
Value at End of Year       20.146     15.625     23.065     21.970     19.763     18.750     16.754     13.705     15.434     16.438
Ven 22, 20 No. of Units 8,996,562 12,211,851 16,511,907 18,920,230 18,895,706 17,002,951 15,923,163 14,912,277 13,569,607 11,005,032
Ven 24 No. of Units       324,675    324,324    399,663    530,468    554,914    523,625    373,171    358,325    319,579    202,931

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.495     17.003     16.229     14.627     13.905     12.450     10.204     11.515     12.500         --
Value at End of Year       14.792     11.495     17.003     16.229     14.627     13.905     12.450     10.204     11.515         --
No. of Units              332,402    421,325    413,398    417,541    415,147    414,119    366,087    284,306    105,107         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.420     16.917     16.171     14.597     13.897     12.462     10.229     11.560     12.355         --
Value at End of Year       14.673     11.420     16.917     16.171     14.597     13.897     12.462     10.229     11.560         --
No. of Units              835,171    989,771  1,398,072  1,576,696  1,725,545  1,782,311  1,654,898  1,326,802    624,359         --

Venture Prior

                           YEAR        YEAR       YEAR       YEAR       YEAR       YEAR      YEAR       YEAR       YEAR       YEAR
                           ENDED       ENDED      ENDED      ENDED      ENDED      ENDED     ENDED      ENDED      ENDED     ENDED
                         12/31/09    12/31/08   12/31/07   12/31/06   12/31/05   12/31/04  12/31/03   12/31/02   12/31/01   12/31/00
                        ----------- ---------- ---------- ---------- ---------- -------------------- ---------- ---------- ---------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       15.625     23.065     21.970     19.763     18.750     16.754    13.705     15.434     16.438    16.257
Value at End of Year         20.146     15.625     23.065     21.970     19.763     18.750    16.754     13.705     15.434    16.438
Ven 7, 8 No. of Units     1,388,477  1,573,366  1,912,280  2,003,185  1,776,372  1,431,606 1,085,084    898,596    783,512   844,419
Ven 9 No. of Units          440,846    466,314    559,535    760,335    909,245  1,057,519 1,192,955  1,118,763  1,312,153 1,480,245

Ven 3 Contracts with no Optional Riders
Value at Start of Year       15.625     23.065     21.970     19.763     18.750     16.754    13.705     15.434     16.438    16.257
Value at End of Year         20.146     15.625     23.065     21.970     19.763     18.750    16.754     13.705     15.434    16.438
No. of Units                134,955    116,867    101,522    101,377     77,229     34,129    30,375     25,497     52,710    39,999

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year        9.452     13.949     13.279     12.500         --         --        --         --         --        --
Value at End of Year         12.192      9.452     13.949     13.279         --         --        --         --         --        --
Venture No. of Units    129,428,869 84,436,668 50,537,617 18,261,108         --         --        --         --         --        --
NY Venture No. of Units  10,279,016  7,407,202  4,545,842  1,465,042         --         --        --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       12.848     19.007     18.140     16.351     15.524     13.882    11.355     12.500         --        --
Value at End of Year         16.531     12.848     19.007     18.140     16.351     15.524    13.882     11.355         --        --
Ven 22, 20 No. of Units  50,075,984 51,151,683 57,803,647 59,035,877 47,067,798 21,274,356 8,795,621  1,673,543         --        --
Ven 24 No. of Units       7,613,948  8,112,804  8,827,687  9,095,173  6,789,022  3,138,217 1,464,815    168,815         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       12.679     18.794     17.973     16.232     15.442     13.837    11.341     12.500         --        --
Value at End of Year         16.280     12.679     18.794     17.973     16.232     15.442    13.837     11.341         --        --
No. of Units              1,850,738  1,942,253  2,213,147  2,208,260  1,906,077    929,231   645,649    125,938         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year        9.364     13.867     13.248     12.500         --         --        --         --         --        --
Value at End of Year         12.037      9.364     13.867     13.248         --         --        --         --         --        --
No. of Units              2,260,135  2,322,960  2,334,558    933,271         --         --        --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       12.553     18.636     17.849     16.144     15.381     13.803    11.330     12.500         --        --
Value at End of Year         16.095     12.553     18.636     17.849     16.144     15.381    13.803     11.330         --        --
No. of Units              5,375,119  5,772,309  6,640,567  7,069,603  5,596,897  2,818,382 1,308,590    486,764         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year        9.402     13.902     13.261     12.500         --         --        --         --         --        --
Value at End of Year         12.103      9.402     13.902     13.261         --         --        --         --         --        --
Venture No. of Units     45,959,486 29,484,687 18,123,171  6,682,623         --         --        --         --         --        --
NY Venture No. of Units   6,604,644  4,091,410  2,388,264    805,122         --         --        --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.595     18.688     17.890     12.500         --         --        --         --         --        --
Value at End of Year        16.156     12.595     18.688     17.890         --         --        --         --         --        --
NY Venture No. of Units    969,705    995,789    985,448    279,112         --         --        --         --         --        --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       18.506     22.228     21.392     20.005     19.718     18.416    16.741     16.690     16.398    15.440
Value at End of Year         22.211     18.506     22.228     21.392     20.005     19.718    18.416     16.741     16.690    16.398
Ven 22, 20 No. of Units   3,116,430  2,935,761  2,582,973  2,667,475  2,881,025  2,936,135 2,973,039  3,330,615  2,574,008 2,143,038
Ven 24 No. of Units          88,036    129,290     77,210     89,914     93,701     82,793   125,378    140,178     79,993    42,063

Ven 22, 20 Contracts with GEM
Value at Start of Year       13.785     16.591     15.999     14.992     14.806     13.856    12.621     12.607     12.500        --
Value at End of Year         16.512     13.785     16.591     15.999     14.992     14.806    13.856     12.621     12.607        --
No. of Units                 65,402     63,949     65,719     80,337     81,992     88,483    87,156     62,973     24,904        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       14.170     17.080     16.496     15.481     15.312     14.351    13.091     13.097     12.913        --
Value at End of Year         16.948     14.170     17.080     16.496     15.481     15.312    14.351     13.091     13.097        --
No. of Units                393,551    487,378    489,170    581,639    608,786    596,827   745,796    908,673    270,099        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       18.506     22.228     21.392     20.005     19.718     18.416    16.741     16.690     16.398    15.440
Value at End of Year         22.211     18.506     22.228     21.392     20.005     19.718    18.416     16.741     16.690    16.398
Ven 7, 8 No. of Units       331,334    296,174    243,958    228,391    271,508    302,657   257,081    297,513    263,251   289,380
Ven 9 No. of Units          122,936    128,619    190,690    176,780    189,845    226,599   241,888    282,985    271,170   303,451

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                        12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     18.506     22.228     21.392     20.005     19.718     18.416     16.741     16.690     16.398     15.440
Value at End of Year       22.211     18.506     22.228     21.392     20.005     19.718     18.416     16.741     16.690     16.398
No. of Units               12,369     26,004     26,668     30,007     29,998     11,501     12,824      5,847      3,017      3,020

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.427     13.708     13.185     12.500         --         --         --         --         --         --
Value at End of Year       13.718     11.427     13.708     13.185         --         --         --         --         --         --
Venture No. of Units   22,518,295 10,701,990  2,522,542    645,246         --         --         --         --         --         --
NY Venture No. of
   Units                1,699,009    722,380    200,537     41,530         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.708     16.486     15.897     14.909     14.706     13.744     12.495     12.500         --         --
Value at End of Year       16.415     13.708     16.486     15.897     14.909     14.706     13.744     12.495         --         --
Ven 22, 20 No. of
   Units                9,132,208  7,609,031  4,869,156  4,102,455  3,927,264  2,481,748  1,186,682    231,425         --         --
Ven 24 No. of Units     1,308,220    374,130    801,710    682,964    675,807    437,942    248,031     54,752         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     13.527     16.301     15.750     14.801     14.628     13.699     12.479     12.500         --         --
Value at End of Year       16.166     13.527     16.301     15.750     14.801     14.628     13.699     12.479         --         --
No. of Units              278,131    303,802    256,040    277,404    297,849    209,014    131,019     58,509         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     11.321     13.628     13.155     12.500         --         --         --         --         --         --
Value at End of Year       13.543     11.321     13.628     13.155         --         --         --         --         --         --
No. of Units              410,183    373,335    345,423    105,570         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.393     16.163     15.641     14.720     14.571     13.666     12.467     12.500         --         --
Value at End of Year       15.982     13.393     16.163     15.641     14.720     14.571     13.666     12.467         --         --
No. of Units            1,838,048  1,706,007  1,810,763  1,841,864  1,660,515  1,274,739    876,165    237,071         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.366     13.662     13.168     12.500         --         --         --         --         --         --
Value at End of Year       13.618     11.366     13.662     13.168         --         --         --         --         --         --
Venture No. of Units    9,831,620  3,758,809  1,029,390    219,305         --         --         --         --         --         --
NY Venture No. of Units 1,272,899    533,748     98,894     21,842         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     13.437     16.209     15.677     12.500         --         --         --         --         --         --
Value at End of Year       16.043     13.437     16.209     15.677         --         --         --         --         --         --
NY Venture No. of
   Units                  199,536    190,101    133,568      9,946         --         --         --         --         --         --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      8.769     13.992     13.162         --         --         --         --         --         --         --
Value at End of Year       11.554      8.769     13.992         --         --         --         --         --         --         --
Venture No. of Units        2,585      2,617      2,636         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162     16.893
Value at End of Year       18.142     13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162
Ven 22, 20 No. of
   Units               11,644,251 13,759,324 17,064,368 20,748,233 20,295,083 18,539,843 17,718,205 16,206,028 16,116,622 12,457,035
Ven 24 No. of Units       174,846    211,112    329,168    373,285    336,706    359,928    323,804    332,652    311,049    188,795

Ven 22, 20 Contracts with GEM
Value at Start of Year     10.270     16.461     15.558     13.928     13.024     11.549      9.059     10.938     12.500         --
Value at End of Year       13.472     10.270     16.461     15.558     13.928     13.024     11.549      9.059     10.938         --
No. of Units              412,041    427,796    460,308    420,402    421,096    419,794    391,593    323,431    149,637         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.039     16.115     15.254     13.676     12.807     11.374      8.935     10.805     12.090         --
Value at End of Year       13.149     10.039     16.115     15.254     13.676     12.807     11.374      8.935     10.805         --
No. of Units              572,286    685,602    844,602    943,014    975,569    942,618    916,436    846,312    441,021         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162     16.893
Value at End of Year       18.142     13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162
Ven 7, 8 No. of Units   1,201,027  1,486,274  1,604,429  1,792,531  1,687,190  1,526,455  1,268,317  1,103,635    722,508    799,606
Ven 9 No. of Units        355,865    416,489    463,348    552,896    611,084    762,279    850,660    929,445  1,106,634  1,268,058

Venture Prior

                            YEAR        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR       YEAR      YEAR
                            ENDED      ENDED       ENDED      ENDED      ENDED      ENDED     ENDED     ENDED      ENDED     ENDED
                          12/31/09    12/31/08   12/31/07   12/31/06   12/31/05   12/31/04  12/31/03   12/31/02   12/31/01  12/31/00
                        ----------- ----------- ---------- ---------- ---------- ---------- --------- --------- ---------- ---------
Ven 3 Contracts with no Optional Riders
Value at Start of Year       13.802      22.079     20.825     18.606     17.363     15.367    12.029    14.496     16.162    16.893
Value at End of Year         18.142      13.802     22.079     20.825     18.606     17.363    15.367    12.029     14.496    16.162
No. of Units                141,285     133,045    153,380    156,473     40,531     40,613    36,351    23,913     32,099    56,344

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year        8.727      13.940     13.148     12.500         --         --        --        --         --        --
Value at End of Year         11.470       8.727     13.940     13.148         --         --        --        --         --        --
Venture No. of Units    171,328,800 134,562,788 94,754,801 35,604,528         --         --        --        --         --        --
NY Venture No. of Units  11,123,374   8,557,262  6,097,539  2,090,157         --         --        --        --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       12.170      19.488     18.426     16.495     15.415     13.641    10.687    12.500         --        --
Value at End of Year         15.954      12.170     19.488     18.426     16.495     15.415    13.641    10.687         --        --
Ven 22, 20 No. of Units  64,648,488  68,719,804 74,735,556 78,177,429 57,715,424 25,756,026 9,665,980 1,216,088         --        --
Ven 24 No. of Units       9,000,879   9,327,623 10,136,290 10,321,452  7,371,520  3,646,037 1,420,710    49,114         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year       12.009      19.269     18.257     16.375     15.334     13.596    10.673    12.500         --        --
Value at End of Year         15.712      12.009     19.269     18.257     16.375     15.334    13.596    10.673         --        --
No. of Units              1,881,655   2,010,275  2,267,885  2,414,849  1,871,385    972,125   638,204    78,532         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year        8.646      13.859     13.117     12.500         --         --        --        --         --        --
Value at End of Year         11.323       8.646     13.859     13.117         --         --        --        --         --        --
No. of Units              2,286,737   2,360,020  2,368,224    662,732         --         --        --        --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       11.890      19.107     18.130     16.286     15.273     13.563    10.663    12.500         --        --
Value at End of Year         15.533      11.890     19.107     18.130     16.286     15.273    13.563    10.663         --        --
No. of Units              4,413,749   4,696,535  5,089,661  5,410,470  3,920,256  1,911,377   550,860   324,491         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year        8.680      13.893     13.130     12.500         --         --        --        --         --        --
Value at End of Year         11.386       8.680     13.893     13.130         --         --        --        --         --        --
Venture No. of Units     70,011,381  54,475,588 36,267,093 13,599,045         --         --        --        --         --        --
NY Venture No. of Units   6,978,262   5,273,223  3,145,151  1,019,326         --         --        --        --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year       11.930      19.161     18.172     12.500         --         --        --        --         --        --
Value at End of Year         15.593      11.930     19.161     18.172         --         --        --        --         --        --
NY Venture No. of Units   1,501,752   1,520,784  1,482,302    308,193         --         --        --        --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       12.170      19.488     18.426     16.495     15.415         --        --        --         --        --
Value at End of Year         15.954      12.170     19.488     18.426     16.495         --        --        --         --        --
Ven 9 No. of Units              640         670        710        740        771         --        --        --         --        --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       16.901      22.622     21.790     20.012     19.484     17.795    15.316    16.185     16.596    16.142
Value at End of Year         21.210      16.901     22.622     21.790     20.012     19.484    17.795    15.316     16.185    16.596
Ven 22, 20 No. of Units   3,771,176   4,346,811  5,055,067  5,458,554  5,673,749  5,447,429 5,704,063 5,392,242  4,575,119 3,960,427
Ven 24 No. of Units         116,837     143,007    171,180    154,061    125,204    135,892   109,125    81,844     75,876    55,439

Ven 22, 20 Contracts with GEM
Value at Start of Year       12.386      16.612     16.033     14.754     14.394     13.172    11.360    12.029     12.500        --
Value at End of Year         15.512      12.386     16.612     16.033     14.754     14.394    13.172    11.360     12.029        --
No. of Units                 82,530      87,602     90,030    101,105    110,195     90,504    90,007   115,441     31,369        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year       12.456      16.731     16.173     14.905     14.563     13.347    11.528    12.225     12.579        --
Value at End of Year         15.577      12.456     16.731     16.173     14.905     14.563    13.347    11.528     12.225        --
No. of Units                452,219     611,253    880,468  1,020,065  1,098,689  1,085,905 1,047,798 1,002,295    424,701        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year       16.901      22.622     21.790     20.012     19.484     17.795    15.316    16.185     16.596    16.142
Value at End of Year         21.210      16.901     22.622     21.790     20.012     19.484    17.795    15.316     16.185    16.596
Ven 7, 8 No. of Units       438,231     401,819    507,871    538,224    636,781    543,923   526,899   474,427    357,247   423,405
Ven 9 No. of Units          178,903     190,098    247,257    301,859    353,937    437,771   529,356   575,206    699,091   655,340

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 3 Contracts with no Optional Riders
Value at Start of Year      16.901     22.622     21.790     20.012     19.484     17.795     15.316     16.185     16.596    16.142
Value at End of Year        21.210     16.901     22.622     21.790     20.012     19.484     17.795     15.316     16.185    16.596
No. of Units                55,499     65,239     67,341     38,049     36,729     18,419     11,750      2,668     16,026    32,301

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      10.265     13.728     13.216     12.500         --         --         --         --         --        --
Value at End of Year        12.874     10.265     13.728     13.216         --         --         --         --         --        --
Venture No. of Units    36,440,505 19,008,076  9,207,200  2,580,766         --         --         --         --         --        --
NY Venture No. of Units  3,303,579  2,163,904    872,209    220,356         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      13.050     17.496     16.885     15.540     15.153     13.839     11.911     12.500         --        --
Value at End of Year        16.325     13.050     17.496     16.885     15.540     15.153     13.839     11.911         --        --
Ven 22, 20 No. of Units 12,221,766 12,377,126 12,861,689 13,031,345 11,713,806  6,406,128  2,725,735    613,785         --        --
Ven 24 No. of Units      2,164,707  2,287,300  2,507,459  2,485,765  2,110,909  1,004,128    499,426     81,435         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.877     17.300     16.729     15.428     15.073     13.794     11.896     12.500         --        --
Value at End of Year        16.077     12.877     17.300     16.729     15.428     15.073     13.794     11.896         --        --
No. of Units               464,339    531,114    647,580    698,787    678,262    482,523    281,212     30,803         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      10.170     13.648     13.185     12.500         --         --         --         --         --        --
Value at End of Year        12.710     10.170     13.648     13.185         --         --         --         --         --        --
No. of Units               629,214    233,987    617,199    136,410         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.750     17.154     16.614     15.344     15.014     13.760     11.884     12.500         --        --
Value at End of Year        15.894     12.750     17.154     16.614     15.344     15.014     13.760     11.884         --        --
No. of Units             2,331,799  2,539,526  2,895,958  2,907,797  2,416,959  1,643,348    801,726    214,108         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      10.211     13.683     13.198     12.500         --         --         --         --         --        --
Value at End of Year        12.780     10.211     13.683     13.198         --         --         --         --         --        --
Venture No. of Units    15,316,970  7,980,540  4,089,257  1,317,391         --         --         --         --         --        --
NY Venture No. of Units  2,348,433  1,368,930    534,617    165,482         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.792     17.202     16.652     12.500         --         --         --         --         --        --
Value at End of Year        15.955     12.792     17.202     16.652         --         --         --         --         --        --
NY Venture No. of Units    453,690    459,889    434,735    102,114         --         --         --         --         --        --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --         --         --         --     17.061     15.160     12.500         --         --        --
Value at End of Year            --         --         --         --     17.816     17.061     15.160         --         --        --
Ven 22, 20 No. of Units         --         --         --         --    738,636    792,390    126,497         --         --        --
Ven 24 No. of Units             --         --         --         --     69,163     82,249     48,270         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --     17.005     15.140     12.500         --         --        --
Value at End of Year            --         --         --         --     17.722     17.005     15.140         --         --        --
No. of Units                    --         --         --         --     24,553     25,226     12,499         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --     16.963     15.125     12.500         --         --        --
Value at End of Year            --         --         --         --     17.651     16.963     15.125         --         --        --
No. of Units                    --         --         --         --     30,712     31,043     10,337         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --     17.061     15.160     12.500         --         --        --
Value at End of Year            --         --         --         --     17.816     17.061     15.160         --         --        --
Ven 9 No. of Units              --         --         --         --     16,192     16,602      5,319         --         --        --
No. of Units                    --         --         --         --     58,308     63,245     74,543         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --         --         --         --     17.061     15.160     12.500         --         --        --
Value at End of Year            --         --         --         --     17.816     17.061     15.160         --         --        --
No. of Units                    --         --         --         --      2,570      2,110         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272    12.500
Value at End of Year        17.467     12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859    13.272
Ven 22, 20 No. of Units    832,371  1,037,667  1,217,645  1,619,071  1,572,792  1,762,965  2,037,286  2,160,083  1,445,166   461,015
Ven 24 No. of Units         23,079     23,056     30,006     33,471     29,772     32,532     35,593     37,352     29,578     7,386

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.823     18.894     17.859     16.540     15.002     13.162      9.938     11.904     12.500        --
Value at End of Year        15.913     11.823     18.894     17.859     16.540     15.002     13.162      9.938     11.904        --
No. of Units                13,019     13,158     12,805     16,454     14,174     14,918     24,778     17,742      6,892        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.547     20.083     19.011     17.633     16.018     14.074     10.643     12.767     13.223        --
Value at End of Year        16.863     12.547     20.083     19.011     17.633     16.018     14.074     10.643     12.767        --
No. of Units                36,941     51,624     56,877     53,356     54,648     54,496     56,431     56,880     36,519        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272    12.500
Value at End of Year        17.467     12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859    13.272
Ven 7, 8 No. of Units      139,873    161,422    178,723    232,052    264,718    301,020    300,136    282,297    158,504    53,664
Ven 9 No. of Units          31,330     27,038     38,469     42,990     36,644     44,253     46,607     50,525     23,391     8,984

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272    12.500
Value at End of Year        17.467     12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859    13.272
No. of Units                11,784     12,086     11,491     11,422      8,159     15,399     15,949      3,087      3,760     3,025

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.460     13.483     12.708     12.500         --         --         --         --         --        --
Value at End of Year        11.407      8.460     13.483     12.708         --         --         --         --         --        --
Venture No. of Units       140,192     93,178     73,144     19,590         --         --         --         --         --        --
NY Venture No. of Units     15,687      5,263      5,291      2,511         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      11.920     19.044     17.994     16.673     15.124     13.262     10.013     12.500         --        --
Value at End of Year        16.030     11.920     19.044     17.994     16.673     15.124     13.262     10.013         --        --
Ven 22, 20 No. of Units    624,856    648,717    648,059    774,328    542,656    553,730    445,990    140,096         --        --
Ven 24 No. of Units        131,595    152,171    161,790    201,859    158,796    149,867     90,131     35,062         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.762     18.830     17.828     16.552     15.044     13.219     10.000     12.500         --        --
Value at End of Year        15.787     11.762     18.830     17.828     16.552     15.044     13.219     10.000         --        --
No. of Units                84,398     92,858     87,782    116,268    114,072    117,692    100,295      4,403         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.395     13.426     12.699     12.500         --         --         --         --         --        --
Value at End of Year        11.279      8.395     13.426     12.699         --         --         --         --         --        --
No. of Units                 6,469      5,537      8,201      2,424         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.646     18.672     17.705     16.462     14.985     13.187      9.990     12.500         --        --
Value at End of Year        15.607     11.646     18.672     17.705     16.462     14.985     13.187      9.990         --        --
No. of Units                92,754    104,683    114,372    113,937     83,936     78,335     67,111     26,727         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.423     13.451     12.703     12.500         --         --         --         --         --        --
Value at End of Year        11.333      8.423     13.451     12.703         --         --         --         --         --        --
Venture No. of Units        74,350     59,613     46,850     30,993         --         --         --         --         --        --
NY Venture No. of Units     20,238      8,670      8,436      7,639         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      11.684     18.724     17.746     12.500         --         --         --         --         --        --
Value at End of Year        15.667     11.684     18.724     17.746         --         --         --         --         --        --
NY Venture No. of Units      1,927      1,010        920        267         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      11.920     19.044     17.994     16.673     15.124         --         --         --         --        --
Value at End of Year        16.030     11.920     19.044     17.994     16.673         --         --         --         --        --
Ven 9 No. of Units           1,293      1,353      1,994      2,055      2,117         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-2009) - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year          --     11.531     12.500         --         --         --         --         --         --        --
Value at End of Year            --      6.592     11.531         --         --         --         --         --         --        --
Venture No. of Units            --     30,268      6,848         --         --         --         --         --         --        --
NY Venture No. of Units         --      1,991      1,670         --         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     11.512     12.500         --         --         --         --         --         --        --
Value at End of Year            --      6.564     11.512         --         --         --         --         --         --        --
Ven 22, 20 No. of Units         --     84,023     60,812         --         --         --         --         --         --        --
Ven 24 No. of Units             --         46         --         --         --         --         --         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --         --         --         --         --         --         --         --         --        --
Value at End of Year            --      6.542         --         --         --         --         --         --         --        --
No. of Units                    --        344         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year          --     11.504     12.500         --         --         --         --         --         --        --
Value at End of Year            --      6.553     11.504         --         --         --         --         --         --        --
No. of Units                    --      1,537        695         --         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --         --         --         --         --         --         --         --         --        --
Value at End of Year            --      6.526         --         --         --         --         --         --         --        --
No. of Units                    --         84         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year          --     11.516     12.500         --         --         --         --         --         --        --
Value at End of Year            --      6.570     11.516         --         --         --         --         --         --        --
Venture No. of Units            --     31,321      6,336         --         --         --         --         --         --        --
NY Venture No. of Units         --     21,571         --         --         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year          --     11.489     12.500         --         --         --         --         --         --        --
Value at End of Year            --      6.531     11.489         --         --         --         --         --         --        --
NY Venture No. of Units         --        669        617         --         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     11.512     12.500         --         --         --         --         --         --        --
Value at End of Year            --      6.564     11.512         --         --         --         --         --         --        --
Ven 9 No. of Units              --      2,791         --         --         --         --         --         --         --        --
No. of Units                    --     10,596        243         --         --         --         --         --         --        --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year       3.278     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822    12.484
Value at End of Year        14.448      3.278     20.118     16.511     14.746     13.051     11.119      7.922     10.375    11.822
Ven 22, 20 No. of Units  5,308,137  6,389,202  7,360,169  9,811,367 10,843,192  6,516,608  6,572,285  5,566,897  5,516,464 3,230,809
Ven 24 No. of Units        240,250    274,118    320,664    433,843    490,287    193,333    200,488    202,604    220,863   168,535

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.287     20.397     16.774     15.011     13.312     11.364      8.113     10.646     12.500        --
Value at End of Year        14.591     11.287     20.397     16.774     15.011     13.312     11.364      8.113     10.646        --
No. of Units                70,665     87,222     69,434     92,136    103,163     74,833     79,291     68,471     29,600        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.201     20.271     16.695     14.963     13.290     11.362      8.124     10.676     12.208        --
Value at End of Year        14.457     11.201     20.271     16.695     14.963     13.290     11.362      8.124     10.676        --
No. of Units               312,278    462,521    401,579    454,466    474,492    302,058    328,635    284,176    160,451        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      11.155     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822    12.484
Value at End of Year        14.448     11.155     20.118     16.511     14.746     13.051     11.119      7.922     10.375    11.822
Ven 7, 8 No. of Units      516,884    598,299    771,304    863,608  1,005,784    628,579    596,366    412,241    415,187   287,258
Ven 9 No. of Units         112,721    139,648    162,973    225,411    271,492    121,334    130,541     79,846     80,043    75,071

Ven 3 Contracts with no Optional Riders
Value at Start of Year      11.155     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822    12.484
Value at End of Year        14.448     11.155     20.118     16.511     14.746     13.051     11.119      7.922     10.375    11.822
No. of Units                79,752     89,058     75,351     87,800     82,248     50,831     36,626     39,384     29,569    14,787

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.671     15.628     12.816     12.500         --         --         --         --         --        --
Value at End of Year        11.233      8.671     15.628     12.816         --         --         --         --         --        --
Venture No. of Units       270,449    267,398    216,592     65,100         --         --         --         --         --        --
NY Venture No. of Units     26,460     27,415     21,118      8,153         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      10.003     25.440     20.916     18.719     16.589     14.167     10.120     12.500         --        --
Value at End of Year        18.195     10.003     25.440     20.916     18.719     16.589     14.167     10.120         --        --
Ven 22, 20 No. of Units  1,402,275  1,561,351  1,534,280  1,681,320  1,697,798  1,230,457    927,286    151,075         --        --
Ven 24 No. of Units        423,822    466,716    460,207    480,630    502,398    348,792    200,488     33,898         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      13.894     25.154     20.723     18.584     16.502     14.121     10.107     12.500         --        --
Value at End of Year        17.919     13.894     25.154     20.723     18.584     16.502     14.121     10.107         --        --
No. of Units                80,501    104,638    121,231    132,661    121,492     81,679     69,909     12,687         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.590     15.537     12.787     12.500         --         --         --         --         --        --
Value at End of Year        11.090      8.590     15.537     12.787         --         --         --         --         --        --
No. of Units                25,497     23,757     20,354      2,894         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      13.756     24.943     20.580     18.483     16.437     14.087     10.097     12.500         --        --
Value at End of Year        17.714     13.756     24.943     20.580     18.483     16.437     14.087     10.097         --        --
No. of Units               174,699    198,274    192,518    228,135    216,605    166,957    102,097     47,469         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.625     15.576     12.799     12.500         --         --         --         --         --        --
Value at End of Year        11.151      8.625     15.576     12.799         --         --         --         --         --        --
Venture No. of Units       192,153    177,373    116,075     42,972         --         --         --         --         --        --
NY Venture No. of Units     10,624      8,661     11,667      3,683         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      13.802     25.013     20.627     12.500         --         --         --         --         --        --
Value at End of Year        17.782     13.802     25.013     20.627         --         --         --         --         --        --
NY Venture No. of Units      9,459      8,829      5,225        418         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     25.440     20.916     18.719     16.589         --         --         --         --        --
Value at End of Year            --     11.933     25.440     20.916     18.719         --         --         --         --        --
Ven 9 No. of Units              --         --        827        827        827         --         --         --         --        --

MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-1-2009) - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year          --     20.415     20.562     18.572     17.438     14.209     11.494     12.967     12.500        --
Value at End of Year            --     12.272     20.415     20.562     18.572     17.438     14.209     11.494     12.967        --
Ven 22, 20 No. of Units         --  2,095,320  3,049,597  4,183,119  5,320,270  5,734,182  5,362,030  5,302,902  2,477,819        --
Ven 24 No. of Units             --     56,365     75,721    105,806    130,265    130,245    126,795    134,600     46,275        --

Ven 22, 20 Contracts with GEM
Value at Start of Year          --     20.144     20.330     18.399     17.310     14.133     11.456     12.950     12.500        --
Value at End of Year            --     12.085     20.144     20.330     18.399     17.310     14.133     11.456     12.950        --
No. of Units                    --     31,502     53,298     65,492     78,203     90,413    112,668    114,495     64,159        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year          --     19.944     20.158     18.271     17.215     14.076     11.427     12.936     12.500        --
Value at End of Year            --     11.946     19.944     20.158     18.271     17.215     14.076     11.427     12.936        --
No. of Units                    --    185,889    236,505    299,258    357,753    371,170    343,447    388,437    108,621        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year          --     20.415     20.562     18.572     17.438     14.209     11.494     12.967     12.500        --
Value at End of Year            --     12.272     20.415     20.562     18.572     17.438     14.209     11.494     12.967        --
Ven 7, 8 No. of Units           --    312,873    424,480    597,707    868,842    923,499    808,002    817,849    240,184        --
Ven 9 No. of Units              --     47,562     75,431     91,631    142,839    140,272     94,347    112,506     57,503        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year          --     20.415     20.562     18.572     17.438     14.209     11.494     12.967     12.500        --
Value at End of Year            --     12.272     20.415     20.562     18.572     17.438     14.209     11.494     12.967        --
No. of Units                    --     25,166     31,727     39,164     52,243     41,364     43,433     99,198     33,279        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
MID CAP VALUE TRUST (MERGED INTO MID VALUE TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     19.087     19.260     17.434     16.406     13.394     10.854     12.500         --         --
Value at End of Year           --     11.449     19.087     19.260     17.434     16.406     13.394     10.854         --         --
Ven 22, 20 No. of Units        --  1,494,841  1,709,097  2,026,553  2,338,620  2,256,603  1,648,420    571,411         --         --
Ven 24 No. of Units            --    413,958    448,923    490,324    517,657    512,874    356,825     91,791         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --     18.873     19.083     17.307     16.319     13.350     10.841     12.500         --         --
Value at End of Year           --     11.298     18.873     19.083     17.307     16.319     13.350     10.841         --         --
No. of Units                   --    128,085    142,327    154,445    165,889    143,651     99,217     24,967         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     18.714     18.951     17.213     16.255     13.317     10.830     12.500         --         --
Value at End of Year           --     11.186     18.714     18.951     17.213     16.255     13.317     10.830         --         --
No. of Units                   --    213,223    243,844    286,882    302,164    290,149    244,976    112,237         --         --

MID VALUE TRUST - SERIES I SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       17.346         --         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units     1,593         --         --         --         --         --         --         --         --         --

MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     10.513     16.372     16.553     13.982     12.500         --         --         --         --         --
Value at End of Year       15.137     10.513     16.372     16.553     13.982         --         --         --         --         --
Ven 22, 20 No. of Units 3,711,980    299,608    357,460    391,887    126,143         --         --         --         --         --
Ven 24 No. of Units       462,107     23,428     25,044     12,016      2,779         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     10.436     16.284     16.498     13.963     12.500         --         --         --         --         --
Value at End of Year       14.996     10.436     16.284     16.498     13.963         --         --         --         --         --
No. of Units              146,840      3,061      4,728      2,205      1,027         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.378     16.220     16.457     13.949     12.500         --         --         --         --         --
Value at End of Year       14.891     10.378     16.220     16.457     13.949         --         --         --         --         --
No. of Units              355,145     15,727     15,297     18,426      6,282         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     10.513     16.372     16.553     13.982     12.500         --         --         --         --         --
Value at End of Year       15.150     10.513     16.372     16.553     13.982         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --      8,384         --         --         --         --         --
Ven 9 No. of Units         51,290      4,899      4,944     15,559        698         --         --         --         --         --
No. of Units              327,628     31,517     47,441     46,217         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     10.513     16.372     16.553     13.982     12.500         --         --         --         --         --
Value at End of Year       15.150     10.513     16.372     16.553     13.982         --         --         --         --         --
No. of Units               30,554      3,657      5,156      5,902        334         --         --         --         --         --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 5-04-1987)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.298     12.500         --         --         --         --         --         --         --         --
Value at End of Year       13.172     13.298         --         --         --         --         --         --         --         --
Venture No. of Units          827        829         --         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010     16.291
Value at End of Year       18.214     18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010
Ven 22, 20 No. of Units 5,392,590  8,639,261  7,827,050  8,299,826  8,146,439  9,489,404 12,418,668 20,762,216 23,776,122 14,836,532
Ven 24 No. of Units       167,155    284,252    257,277    273,693    356,392    378,701    523,099    717,978    923,114    616,943

Ven 22, 20 Contracts with GEM
Value at Start of Year     13.291     13.272     12.899     12.549     12.420     12.520     12.648     12.703     12.500         --
Value at End of Year       13.106     13.291     13.272     12.899     12.549     12.420     12.520     12.648     12.703         --
No. of Units               90,820    126,138     95,041     79,118     87,841     97,583    150,973    427,606    216,473         --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      13.409     13.410     13.053     12.718     12.606     12.726     12.876     12.951     12.725        --
Value at End of Year        13.203     13.409     13.410     13.053     12.718     12.606     12.726     12.876     12.951        --
No. of Units               393,964    742,995    726,002    664,563    789,047    744,203  1,185,954  2,239,473  1,423,654        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010    16.291
Value at End of Year        18.214     18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374    17.010
Ven 7, 8 No. of Units    1,437,308  1,980,647  1,723,630  1,679,318  1,736,637  2,136,230  2,869,078  4,774,115  5,932,529 6,686,369
Ven 9 No. of Units         314,144    432,868    420,154    579,654    736,544    755,072    851,188  1,333,295  1,543,723 1,560,602

Ven 3 Contracts with no Optional Riders
Value at Start of Year      18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010    16.291
Value at End of Year        18.214     18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374    17.010
No. of Units               122,709    150,413    161,314    132,214    158,302    189,165    273,447    404,157    501,742   541,669

Ven 1 Contracts with no Optional Riders
Value at Start of Year      20.393     20.301     19.669     19.076     18.823     18.915     19.050     19.074     18.654    17.847
Value at End of Year        20.171     20.393     20.301     19.669     19.076     18.823     18.915     19.050     19.074    18.654
No. of Units                 4,011      4,012      4,028      4,030      4,031      4,032      4,034      4,035      4,044     4,056

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      13.227     13.175     12.772     12.500         --         --         --         --         --        --
Value at End of Year        13.086     13.227     13.175     12.772         --         --         --         --         --        --
Venture No. of Units    13,774,714 10,993,289  2,055,751    795,970         --         --         --         --         --        --
NY Venture No. of Units    618,056    521,737    134,319     41,156         --         --         --         --         --        --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      13.097     13.078     12.710     12.365     12.238     12.337     12.463     12.500         --        --
Value at End of Year        12.925     13.097     13.078     12.710     12.365     12.238     12.337     12.463         --        --
Ven 22, 20 No. of Units  7,170,551 10,719,506  3,598,487  2,681,631  2,301,410  1,923,372  1,909,532    985,880         --        --
Ven 24 No. of Units      1,027,956  1,464,378    834,407    658,888    328,203    504,623    344,157    200,546         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      12.924     12.931     12.593     12.276     12.174     12.296     12.447     12.500         --        --
Value at End of Year        12.729     12.924     12.931     12.593     12.276     12.174     12.296     12.447         --        --
No. of Units               222,037    332,048    196,252    173,045    241,586    156,741    141,093    156,044         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      13.104     13.098     12.743     12.500         --         --         --         --         --        --
Value at End of Year        12.919     13.104     13.098     12.743         --         --         --         --         --        --
No. of Units               177,033    360,344    145,170     30,165         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      12.796     12.822     12.506     12.209     12.126     12.266     12.435     12.500         --        --
Value at End of Year        12.583     12.796     12.822     12.506     12.209     12.126     12.266     12.435         --        --
No. of Units               965,937  1,668,873    962,315    674,994    769,100    601,362    644,149    565,393         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      13.157     13.131     12.755     12.500         --         --         --         --         --        --
Value at End of Year        12.990     13.157     13.131     12.755         --         --         --         --         --        --
Venture No. of Units     5,264,535  3,294,654    968,324    163,023         --         --         --         --         --        --
NY Venture No. of Units    592,310    372,374     97,392      6,603         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      12.838     12.859     12.535     12.500         --         --         --         --         --        --
Value at End of Year        12.632     12.838     12.859     12.535         --         --         --         --         --        --
NY Venture No. of Units     88,432    120,359     44,212     10,901         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      13.097         --         --         --         --         --         --         --         --        --
Value at End of Year        12.925     13.097         --         --         --         --         --         --         --        --
No. of Units                 5,929      8,251         --         --         --         --         --         --         --        --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year       8.178     17.134     12.342     12.500         --         --         --         --         --        --
Value at End of Year        12.846      8.178     17.134     12.342         --         --         --         --         --        --
Venture No. of Units       431,585    335,542    261,864     60,990         --         --         --         --         --        --
NY Venture No. of Units     56,737     34,803     12,662      7,082         --         --         --         --         --        --

Venture Prior

                           YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                           ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED
                         12/31/09   12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      24.964     52.434     37.865     31.465     21.792     17.816     12.500         --         --        --
Value at End of Year        39.116     24.964     52.434     37.865     31.465     21.792     17.816         --         --        --
Ven 22, 20 No. of Units  1,275,881  1,289,504  1,614,408  1,915,097  2,011,774  1,249,132    108,007         --         --        --
Ven 24 No. of Units        131,891    118,893    143,868    128,722    119,033     86,284     27,084         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      24.683     51.948     37.590     31.298     21.720     17.792     12.500         --         --        --
Value at End of Year        38.598     24.683     51.948     37.590     31.298     21.720     17.792         --         --        --
No. of Units                66,533     51,469     34,183     51,790     39,850     16,900      5,192         --         --        --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year       8.102     17.034     12.314     12.500         --         --         --         --         --        --
Value at End of Year        12.682      8.102     17.034     12.314         --         --         --         --         --        --
No. of Units                43,443     36,729     38,701      6,658         --         --         --         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      24.475     51.586     37.385     31.174     21.666     17.775     12.500         --         --        --
Value at End of Year        38.214     24.475     51.586     37.385     31.174     21.666     17.775         --         --        --
No. of Units                68,953     67,626     86,951     86,149     95,896     40,413     10,561         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year       8.135     17.077     12.326     12.500         --         --         --         --         --        --
Value at End of Year        12.752      8.135     17.077     12.326         --         --         --         --         --        --
Venture No. of Units       289,902    183,516    126,027     65,868         --         --         --         --         --        --
NY Venture No. of Units     25,576     10,611     13,287      1,476         --         --         --         --         --        --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      24.544     51.707     37.453     12.500         --         --         --         --         --        --
Value at End of Year        38.342     24.544     51.707     37.453         --         --         --         --         --        --
NY Venture No. of Units      4,526      5,414     19,153      1,375         --         --         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      24.964     52.434     37.865     31.465     21.792     17.816     12.500         --         --        --
Value at End of Year        39.116     24.964     52.434     37.865     31.465     21.792     17.816         --         --        --
Ven 7, 8 No. of Units           --         --         --         --    256,977    156,826     55,086         --         --        --
Ven 9 No. of Units          33,769     33,093     43,050     43,072     55,708     35,614      8,952         --         --        --
No. of Units               176,693    175,542    236,741    233,152         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      24.964     52.434     37.865     31.465     21.792     17.816     12.500         --         --        --
Value at End of Year        39.116     24.964     52.434     37.865     31.465     21.792     17.816         --         --        --
No. of Units                11,056      9,353     12,827     13,026     18,111     10,005     10,886         --         --        --

OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      12.056     21.541     21.094     18.615     17.420     15.405     12.500         --         --        --
Value at End of Year        15.219     12.056     21.541     21.094     18.615     17.420     15.405         --         --        --
Ven 22, 20 No. of Units     36,032     49,538     64,223     62,469     73,517     55,309      4,397         --         --        --
Ven 24 No. of Units         14,644     15,099     13,263     14,550     20,093     10,781         28         --         --        --

Ven 22, 20 Contracts with GEM
Value at Start of Year      11.920     21.341         --         --         --     15.385     12.500         --         --        --
Value at End of Year        15.018     11.920     21.341         --         --     17.362     15.385         --         --        --
No. of Units                   487        487        487         --         --         --          5         --         --        --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      11.819     21.193     20.826     18.443     17.319     15.370     12.500         --         --        --
Value at End of Year        14.869     11.819     21.193     20.826     18.443     17.319     15.370         --         --        --
No. of Units                   310      1,855      2,402      3,176      5,398      1,385         --         --         --        --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      12.056     21.541     21.094     18.615     17.420     15.405     12.500         --         --        --
Value at End of Year        15.219     12.056     21.541     21.094     18.615     17.420     15.405         --         --        --
Ven 7, 8 No. of Units           --         --         --         --      6,692      4,003      1,773         --         --        --
Ven 9 No. of Units           1,250      2,975      6,839         --        254        255        395         --         --        --
No. of Units                   580      1,796      2,524      7,200         --         --         --         --         --        --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      12.056     21.541     21.094         --         --     15.405     12.500         --         --        --
Value at End of Year        15.219     12.056     21.541     21.094         --     17.420     15.405         --         --        --
No. of Units                   419        419        419        419         --         --         --         --         --        --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     10.035     17.356     18.605     15.586     14.525     12.500         --         --         --         --
Value at End of Year       12.320     10.035     17.356     18.605     15.586     14.525         --         --         --         --
Ven 22, 20 No. of Units    46,021     53,597     73,710     83,075     57,388     19,641         --         --         --         --
Ven 24 No. of Units           906        907      1,170      4,052      1,086      5,114         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year      9.942     17.229     18.507     15.534     14.505     12.500         --         --         --         --
Value at End of Year       12.181      9.942     17.229     18.507     15.534     14.505         --         --         --         --
No. of Units                  140      1,287      1,293      2,375        142        142         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      9.872     17.135     18.433     15.496     14.491     12.500         --         --         --         --
Value at End of Year       12.078      9.872     17.135     18.433     15.496     14.491         --         --         --         --
No. of Units                1,831      2,011      1,987      1,503      1,941        726         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     10.035     17.356     18.605     15.586     14.525     12.500         --         --         --         --
Value at End of Year       12.320     10.035     17.356     18.605     15.586     14.525         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --      3,527         69         --         --         --         --
Ven 9 No. of Units            711      1,806      2,008      2,008      2,161      1,578         --         --         --         --
No. of Units                5,059      5,654      8,242      2,573         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     18.605     15.586     14.525     12.500         --         --         --         --
Value at End of Year           --         --     17.356     18.605     15.586     14.525         --         --         --         --
No. of Units                   --         --      1,102      1,138         --         --         --         --         --         --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.280     19.789     17.886     15.160     12.500         --         --         --         --         --
Value at End of Year       14.509     11.280     19.789     17.886     15.160         --         --         --         --         --
Ven 22, 20 No. of Units    86,902    112,549    132,649    152,538     94,595         --         --         --         --         --
Ven 24 No. of Units         4,070      9,661     14,007     14,486      4,363         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.197     19.684     17.826     15.140     12.500         --         --         --         --         --
Value at End of Year       14.374     11.197     19.684     17.826     15.140         --         --         --         --         --
No. of Units                1,027      1,993      1,030      1,667        668         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.136     19.605     17.782     15.125     12.500         --         --         --         --         --
Value at End of Year       14.274     11.136     19.605     17.782     15.125         --         --         --         --         --
No. of Units                3,513      4,518      4,624      3,794      1,206         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     11.280     19.789     17.886     15.160     12.500         --         --         --         --         --
Value at End of Year       14.509     11.280     19.789     17.886     15.160         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --     13,563         --         --         --         --         --
Ven 9 No. of Units          1,127      1,229      5,003      4,984        875         --         --         --         --         --
No. of Units               24,439     23,589     29,890     30,477         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     11.280     19.789     17.886     15.160     12.500         --         --         --         --         --
Value at End of Year       14.509     11.280     19.789     17.886     15.160         --         --         --         --         --
No. of Units                  152        152        153        128      5,531         --         --         --         --         --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-09-1995)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --     11.678      8.233     10.628     13.661     17.045
Value at End of Year           --         --         --         --         --     12.873     11.678      8.233     10.628     13.661
Ven 22, 20 No. of Units        --         --         --         --         --  7,861,388  9,133,261 10,929,678 13,292,645 14,440,013
Ven 24 No. of Units            --         --         --         --         --    195,461    233,009    247,378    276,663    247,771

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --     10.609      7.495      9.694     12.500         --
Value at End of Year           --         --         --         --         --     11.671     10.609      7.495      9.694         --
No. of Units                   --         --         --         --         --     20,478     18,448     21,984     14,482         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --      9.493      6.716      8.700     11.223         --
Value at End of Year           --         --         --         --         --     10.427      9.493      6.716      8.700         --
No. of Units                   --         --         --         --         --    107,898    102,234    108,578     79,174         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --     11.678      8.233     10.628     13.661     17.045
Value at End of Year           --         --         --         --         --     12.873     11.678      8.233     10.628     13.661
Ven 7, 8 No. of Units          --         --         --         --         --  1,603,708  1,879,391  2,313,445  2,732,469  4,141,495
Ven 9 No. of Units             --         --         --         --         --    600,238    730,831    931,451  1,172,619  1,468,317

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --     11.678      8.233     10.628     13.661     17.045
Value at End of Year           --         --         --         --         --     12.873     11.678      8.233     10.628     13.661
No. of Units                   --         --         --         --         --     76,700     83,220    109,607    150,351    189,016

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --     13.690      9.660     12.500         --         --
Value at End of Year           --         --         --         --         --     15.060     13.690      9.660         --         --
Ven 22, 20 No. of Units        --         --         --         --         --    662,265    463,641    171,918         --         --
Ven 24 No. of Units            --         --         --         --         --     72,332     38,830      7,480         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --     13.645      9.648     12.500         --         --
Value at End of Year           --         --         --         --         --     14.981     13.645      9.648         --         --
No. of Units                   --         --         --         --         --     16,307     17,040      3,413         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --     13.611      9.638     12.500         --         --
Value at End of Year           --         --         --         --         --     14.921     13.611      9.638         --         --
No. of Units                   --         --         --         --         --     43,507     31,830     13,229         --         --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 10-04-1994)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359
Value at End of Year       11.516      8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218
Ven 22, 20 No. of Units   988,061  1,102,434  1,558,848  2,484,333  2,940,483  2,669,971  2,677,606  2,699,563  2,940,999  3,712,710
Ven 24 No. of Units        31,537     49,092     40,344     74,595    112,145     86,988    104,362    102,412    120,548    136,877

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.736     19.882     18.512     16.939     13.687     11.897      8.591      9.981     12.500         --
Value at End of Year       15.284     11.736     19.882     18.512     16.939     13.687     11.897      8.591      9.981         --
No. of Units                5,255      8,102      8,858      9,548      9,365      6,413      9,416      5,658      1,346         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.186     17.282     16.116     14.768     11.951     10.404      7.524      8.754     10.942         --
Value at End of Year       13.245     10.186     17.282     16.116     14.768     11.951     10.404      7.524      8.754         --
No. of Units               13,442     14,523     23,551     31,409     33,999     32,808     19,347     15,150      3,470         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359
Value at End of Year       11.516      8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218
Ven 7, 8 No. of Units     136,264    191,557    229,238    255,815    326,199    285,838    328,297    343,351    382,346    500,439
Ven 9 No. of Units         72,615     66,609     75,158    107,399    124,649    142,943    142,089    142,971    169,570    236,607

Ven 3 Contracts with no Optional Riders
Value at Start of Year      8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359
Value at End of Year       11.516      8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218
No. of Units               21,504     16,996     21,311     22,955     27,807     22,978     25,751     22,460     40,793     55,507

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      7.821     13.205     12.273     12.500         --         --         --         --         --         --
Value at End of Year       10.201      7.821     13.205     12.273         --         --         --         --         --         --
Venture No. of Units       74,022     72,957     63,859     24,835         --         --         --         --         --         --
NY Venture No. of Units    13,559      5,900      2,006        250         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.591     23.005     21.435     19.597     15.844     13.757      9.928     12.500         --         --
Value at End of Year       17.683     13.591     23.005     21.435     19.597     15.844     13.757      9.928         --         --
Ven 22, 20 No. of Units   286,587    242,152    298,706    309,641    392,645    267,792    150,626     33,217         --         --
Ven 24 No. of Units        51,231     51,502     68,170     60,453     81,895     44,535     25,847        484         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.412     22.747     21.238     19.455     15.761     13.712      9.916     12.500         --         --
Value at End of Year       17.415     13.412     22.747     21.238     19.455     15.761     13.712      9.916         --         --
No. of Units               22,786     17,901     23,088     21,589     19,646      9,108      9,466        434         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      7.748     13.128     12.244     12.500         --         --         --         --         --         --
Value at End of Year       10.071      7.748     13.128     12.244         --         --         --         --         --         --
No. of Units                5,883      5,893      7,318      2,850         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.279     22.556     21.091     19.349     15.699     13.679      9.906     12.500         --         --
Value at End of Year       17.217     13.279     22.556     21.091     19.349     15.699     13.679      9.906         --         --
No. of Units               28,502     28,023     35,653     38,522     44,577     25,703     28,878      5,834         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      7.779     13.161     12.256     12.500         --         --         --         --         --         --
Value at End of Year       10.126      7.779     13.161     12.256         --         --         --         --         --         --
Venture No. of Units       70,961     30,642     23,343      7,357         --         --         --         --         --         --
NY Venture No. of Units     9,671      9,166      8,966        833         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     13.323     22.619     21.140     12.500         --         --         --         --         --         --
Value at End of Year       17.282     13.323     22.619     21.140         --         --         --         --         --         --
NY Venture No. of Units     1,125        603      1,788        726         --         --         --         --         --         --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.129     15.882     14.914     14.492     13.872     12.500         --         --         --         --
Value at End of Year       15.706     13.129     15.882     14.914     14.492     13.872         --         --         --         --
Ven 22, 20 No. of Units   558,464    547,721    589,526    752,355    971,796    442,696         --         --         --         --
Ven 24 No. of Units        52,676     58,853     49,819    100,462    116,431     51,424         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     13.007     15.767     14.835     14.444     13.853     12.500         --         --         --         --
Value at End of Year       15.529     13.007     15.767     14.835     14.444     13.853         --         --         --         --
No. of Units               14,865     14,976     15,513     19,670      8,198         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.916     15.680     14.776     14.408     13.839     12.500         --         --         --         --
Value at End of Year       15.397     12.916     15.680     14.776     14.408     13.839         --         --         --         --
No. of Units               30,783     28,055     35,391     24,782     35,252     16,055         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.129     15.882     14.914     14.492     13.872     12.500         --         --         --         --
Value at End of Year       15.706     13.129     15.882     14.914     14.492     13.872         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --    146,226     52,571         --         --         --         --
Ven 9 No. of Units         11,333     11,895     19,409     25,552     46,938     46,963         --         --         --         --
No. of Units               78,350     80,555     89,701    108,685         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.129     15.882     14.914     14.492     13.872     12.500         --         --         --         --
Value at End of Year       15.706     13.129     15.882     14.914     14.492     13.872         --         --         --         --
No. of Units               11,446      5,938      4,726      8,182     10,981      5,197         --         --         --         --

QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     14.115     13.750     12.272     10.528      7.707     10.104     12.500         --
Value at End of Year           --         --     13.629     14.115     13.750     12.272     10.528      7.707     10.104         --
Ven 22, 20 No. of Units        --         --    216,709    346,040    534,149    500,094    390,065    355,068    213,946         --
Ven 24 No. of Units            --         --      5,170      6,251      6,960     18,118      6,648      7,734      1,435         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     13.956     13.622     12.182     10.472      7.681     10.091     12.500         --
Value at End of Year           --         --     13.448     13.956     13.622     12.182     10.472      7.681     10.091         --
No. of Units                   --         --      1,762      3,247      2,639      4,470      8,402      9,059      6,324         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     13.837     13.527     12.115     10.430      7.662     10.081     12.500         --
Value at End of Year           --         --     13.314     13.837     13.527     12.115     10.430      7.662     10.081         --
No. of Units                   --         --     13,446     20,254     24,039     74,344     25,840     30,835      4,604         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     14.115     13.750     12.272     10.528      7.707     10.104     12.500         --
Value at End of Year           --         --     13.629     14.115     13.750     12.272     10.528      7.707     10.104         --
Ven 7, 8 No. of Units          --         --     24,940     36,763     84,204     95,160     68,864     74,303     23,771         --
Ven 9 No. of Units             --         --      3,781      6,083     14,714     45,222     11,456     10,725      2,273         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     14.115     13.750     12.272     10.528      7.707     10.104     12.500         --
Value at End of Year           --         --     13.629     14.115     13.750     12.272     10.528      7.707     10.104         --
No. of Units                   --         --        388        421        645      3,340        412        115        265         --

QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     17.931     17.519     15.668     13.478      9.881     12.500         --         --
Value at End of Year           --         --     17.292     17.931     17.519     15.668     13.478      9.881         --         --
Ven 22, 20 No. of Units        --         --    102,071    111,286    154,140    126,713     80,305     25,502         --         --
Ven 24 No. of Units            --         --      8,890     12,240     22,336     13,437      7,465      1,821         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     17.765     17.392     15.586     13.434      9.868     12.500         --         --
Value at End of Year           --         --     17.099     17.765     17.392     15.586     13.434      9.868         --         --
No. of Units                   --         --      6,267      7,989      4,330      2,244      1,634        717         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     17.642     17.298     15.524     13.401      9.859     12.500         --         --
Value at End of Year           --         --     16.955     17.642     17.298     15.524     13.401      9.859         --         --
No. of Units                   --         --     18,010     20,051     22,978     28,268     11,928      6,951         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     17.519         --         --         --         --         --         --
Value at End of Year           --         --         --     17.931         --         --         --         --         --         --
No. of Units                   --         --         --         69         --         --         --         --         --         --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174
Value at End of Year       24.400     19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852
Ven 22, 20 No. of Units   837,750  1,022,417  1,409,793  2,158,440  2,467,720  3,021,827  3,249,352  3,499,807  2,597,787  1,918,033
Ven 24 No. of Units        21,610     26,244     35,644     66,221     64,124     76,166     76,239     84,014     39,195     24,649

Ven 22, 20 Contracts with GEM
Value at Start of Year     17.079     28.652     34.502     25.384     23.060     17.747     12.960     12.837     12.500         --
Value at End of Year       21.879     17.079     28.652     34.502     25.384     23.060     17.747     12.960     12.837         --
No. of Units               18,400     19,111     31,921     40,443     47,141     52,287     51,794     56,750     14,609         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.131     30.462     36.738     27.069     24.628     18.982     13.882     13.771     13.588         --
Value at End of Year       23.191     18.131     30.462     36.738     27.069     24.628     18.982     13.882     13.771         --
No. of Units               47,720     54,997    101,928    128,963    137,307    140,916    152,775    130,516     64,489         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174
Value at End of Year       24.400     19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852
Ven 7, 8 No. of Units     159,953    217,057    275,438    413,963    445,869    556,511    662,714    708,197    443,319    437,758
Ven 9 No. of Units         43,068     46,446     55,285     91,408    108,497    149,698    179,522    201,089    168,521    244,903

Ven 3 Contracts with no Optional Riders
Value at Start of Year     19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174
Value at End of Year       24.400     19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852
No. of Units               13,574     15,355     20,327     22,541     29,074     38,556     36,426     43,162     46,555     32,667

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      7.801     13.060     15.686     12.500         --         --         --         --         --         --
Value at End of Year       10.028      7.801     13.060     15.686         --         --         --         --         --         --
Venture No. of Units      246,757    174,062    141,443     62,641         --         --         --         --         --         --
NY Venture No. of Units    23,541     19,096     12,985      2,008         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.612     26.205     31.552     23.215     21.084     16.227     11.844     12.500         --         --
Value at End of Year       20.020     15.612     26.205     31.552     23.215     21.084     16.227     11.844         --         --
Ven 22, 20 No. of Units   681,549    701,546    792,182    987,817    969,057  1,040,281    745,046    239,162         --         --
Ven 24 No. of Units       114,278    109,242    128,992    140,669    151,333    155,993     83,942     33,209         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.406     25.911     31.261     23.047     20.973     16.174     11.829     12.500         --         --
Value at End of Year       19.716     15.406     25.911     31.261     23.047     20.973     16.174     11.829         --         --
No. of Units               23,628     29,425     29,961     49,570     46,641     51,832     35,170     11,412         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      7.728     12.984     15.649     12.500         --         --         --         --         --         --
Value at End of Year        9.900      7.728     12.984     15.649         --         --         --         --         --         --
No. of Units               19,692     18,919     23,812     11,912         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.254     25.693     31.045     22.922     20.890     16.134     11.818     12.500         --         --
Value at End of Year       19.491     15.254     25.693     31.045     22.922     20.890     16.134     11.818         --         --
No. of Units              107,238    119,689    149,193    177,935    184,545    164,568    143,081     81,806         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      7.759     13.017     15.665     12.500         --         --         --         --         --         --
Value at End of Year        9.955      7.759     13.017     15.665         --         --         --         --         --         --
Venture No. of Units      155,871    113,782     97,687     65,267         --         --         --         --         --         --
NY Venture No. of Units     9,935      5,816      4,710      2,317         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.304     25.766     31.117     12.500         --         --         --         --         --         --
Value at End of Year       19.566     15.304     25.766     31.117         --         --         --         --         --         --
NY Venture No. of Units    14,644     16,115     27,039      2,184         --         --         --         --         --         --

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.113     15.033     13.724     13.890     13.916     12.980     12.500         --         --         --
Value at End of Year       15.417     13.113     15.033     13.724     13.890     13.916     12.980         --         --         --
Ven 22, 20 No. of Units 1,712,463  1,779,315  1,660,995  1,929,837  2,383,285  2,285,856    462,402         --         --         --
Ven 24 No. of Units       224,112    246,730    233,508    260,533    344,643    253,165     85,065         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     12.966     14.894     13.624     13.816     13.870     12.963     12.500         --         --         --
Value at End of Year       15.213     12.966     14.894     13.624     13.816     13.870     12.963         --         --         --
No. of Units              142,892    159,104     73,752     79,339     84,380     80,862     61,925         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.856     14.790     13.549     13.761     13.836     12.950     12.500         --         --         --
Value at End of Year       15.062     12.856     14.790     13.549     13.761     13.836     12.950         --         --         --
No. of Units              172,226    211,011    182,542    201,762    295,708    225,233     67,507         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.113     15.033     13.724     13.890     13.916     12.980     12.500         --         --         --
Value at End of Year       15.417     13.113     15.033     13.724     13.890     13.916     12.980         --         --         --
Ven 7, 8 No. of Units          --         --         --         --    256,919    271,910    169,052         --         --         --
Ven 9 No. of Units         52,644     71,360     53,732     35,151     54,211     42,216     18,750         --         --         --
No. of Units              167,442    178,919    178,184    198,123         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.113     15.033     13.724     13.890     13.916     12.980     12.500         --         --         --
Value at End of Year       15.417     13.113     15.033     13.724     13.890     13.916     12.980         --         --         --
No. of Units                9,654     11,561      8,755      7,753     10,151     13,885      4,989         --         --         --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      2.475     15.208      3.832     12.397     12.314     12.380      8.348     14.291     24.672     37.943
Value at End of Year        4.014      2.475     15.208      3.832     12.397     12.314     12.380      8.348     14.291     24.672
Ven 22, 20 No. of Units 4,376,357  5,176,584  6,806,107  9,722,171 12,138,118 14,868,449 17,234,479 17,387,772 21,768,697 22,178,178
Ven 24 No. of Units       168,621    194,530    246,061    330,252    391,028    445,661    539,494    560,578    682,442    684,286

Ven 22, 20 Contracts with GEM
Value at Start of Year      3.677      6.725      5.716      5.504      5.479      5.519      3.729      6.396     12.500         --
Value at End of Year        5.952      3.677      6.725      5.716      5.504      5.479      5.519      3.729      6.396         --
No. of Units               80,933     81,924     60,708     95,637     96,482    113,873    142,348    106,581     52,765         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      2.908      5.327      4.535      4.373      4.359      4.398      2.976      5.112      8.857         --
Value at End of Year        4.700      2.908      5.327      4.535      4.373      4.359      4.398      2.976      5.112         --
No. of Units              341,907    417,610    524,917    614,272    791,932    929,793  1,013,844    846,830    703,831         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      8.331     15.208     12.900     12.397     12.314     12.380      8.348     14.291     24.672     37.943
Value at End of Year       13.512      8.331     15.208     12.900     12.397     12.314     12.380      8.348     14.291     24.672
Ven 7, 8 No. of Units     544,168    603,364    781,786    906,996  1,255,722  1,735,922  2,139,366  2,306,316  3,062,412  4,287,662
Ven 9 No. of Units        259,293    280,594    360,545    481,861    594,757    760,249         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year      8.331     15.208     12.900     12.397     12.314     12.380      8.348     14.291     24.672     37.943
Value at End of Year       13.512      8.331     15.208     12.900     12.397     12.314     12.380      8.348     14.291     24.672
No. of Units               85,714     52,769     64,672     56,074     69,273     88,611    100,920    113,410    176,760    223,521

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      8.184     14.928     12.661     12.500         --         --         --         --         --         --
Value at End of Year       13.280      8.184     14.928     12.661         --         --         --         --         --         --
Venture No. of Units      115,646     76,659     68,166     18,086         --         --         --         --         --         --
NY Venture No. of Units     6,804      6,278      7,090      2,875         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      9.213     16.847     14.325     13.785     13.729     13.814      9.310     12.500         --         --
Value at End of Year       14.912      9.213     16.847     14.325     13.785     13.729     13.814      9.310         --         --
Ven 22, 20 No. of Units   925,319    830,540  1,007,506  1,027,513  1,001,616  1,058,705    842,112    162,821         --         --
Ven 24 No. of Units       170,729    163,297    185,700    189,106    187,671    192,794    130,488      6,103         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year      9.092     16.658     14.193     13.685     13.656     13.769      9.298     12.500         --         --
Value at End of Year       14.686      9.092     16.658     14.193     13.685     13.656     13.769      9.298         --         --
No. of Units               34,470     36,975     47,723     48,397     44,591     42,493     38,860     10,090         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      8.108     14.841     12.632     12.500         --         --         --         --         --         --
Value at End of Year       13.111      8.108     14.841     12.632         --         --         --         --         --         --
No. of Units                9,575      7,603      5,188         37         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      9.002     16.517     14.094     13.611     13.602     13.735      9.289     12.500         --         --
Value at End of Year       14.519      9.002     16.517     14.094     13.611     13.602     13.735      9.289         --         --
No. of Units               68,827     61,503     80,450     77,237     80,587    144,456     74,189     25,846         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      8.141     14.878     12.645     12.500         --         --         --         --         --         --
Value at End of Year       13.183      8.141     14.878     12.645         --         --         --         --         --         --
Venture No. of Units      137,860    114,921    105,574     11,725         --         --         --         --         --         --
NY Venture No. of Units     9,905      3,790      7,125         --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year      9.031     16.564     14.127     12.500         --         --         --         --         --         --
Value at End of Year       14.574      9.031     16.564     14.127         --         --         --         --         --         --
NY Venture No. of Units    13,587        902      3,140        135         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      9.213     16.847     14.325     13.785         --         --         --         --         --         --
Value at End of Year       14.912      9.213     16.847     14.325         --         --         --         --         --         --
Ven 9 No. of Units            196        201        207        212         --         --         --         --         --         --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      8.310     13.963     12.416     12.500         --         --         --         --         --         --
Value at End of Year       11.043      8.310     13.963     12.416         --         --         --         --         --         --
Venture No. of Units      136,995    117,762     91,005     32,696         --         --         --         --         --         --
NY Venture No. of Units    11,606     10,016      7,869        233         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.767     19.823     17.670     15.827     12.500         --         --         --         --         --
Value at End of Year       15.598     11.767     19.823     17.670     15.827         --         --         --         --         --
Ven 22, 20 No. of Units   494,560    604,443    590,697    529,795    443,927         --         --         --         --         --
Ven 24 No. of Units        31,791     40,485     23,374     20,463      7,636         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.681     19.717     17.611     15.806     12.500         --         --         --         --         --
Value at End of Year       15.453     11.681     19.717     17.611     15.806         --         --         --         --         --
No. of Units               23,608     25,029     10,227     11,121      5,363         --         --         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      8.232     13.882     12.387     12.500         --         --         --         --         --         --
Value at End of Year       10.902      8.232     13.882     12.387         --         --         --         --         --         --
No. of Units                9,352      9,797     10,595         64         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.617     19.639     17.568     15.790     12.500         --         --         --         --         --
Value at End of Year       15.345     11.617     19.639     17.568     15.790         --         --         --         --         --
No. of Units               23,029     38,133     26,530     19,352      8,107         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      8.265     13.917     12.399     12.500         --         --         --         --         --         --
Value at End of Year       10.962      8.265     13.917     12.399         --         --         --         --         --         --
Venture No. of Units      105,591    106,892     64,084     41,798         --         --         --         --         --         --
NY Venture No. of Units     9,998      6,172      5,892         --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.638     19.665     17.582     12.500         --         --         --         --         --         --
Value at End of Year       15.381     11.638     19.665     17.582         --         --         --         --         --         --
NY Venture No. of Units     3,099      4,628      5,417      2,888         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     11.767     19.823     17.670     15.827     12.500         --         --         --         --         --
Value at End of Year       15.598     11.767     19.823     17.670     15.827         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --     41,283         --         --         --         --         --
Ven 9 No. of Units         15,129     21,040     13,984     14,417      8,770         --         --         --         --         --
No. of Units               56,162     53,187     62,063     58,949         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     11.767     19.823     17.670     15.827     12.500         --         --         --         --         --
Value at End of Year       15.598     11.767     19.823     17.670     15.827         --         --         --         --         --
No. of Units               11,955      6,435      4,743      6,630        801         --         --         --         --         --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596     12.500
Value at End of Year       13.985     11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596
Ven 22, 20 No. of Units   451,424    528,179    710,455    987,319  1,174,571  1,386,012  1,835,133  1,417,326  1,136,623    274,497
Ven 24 No. of Units        10,672     11,544     17,468     16,850     17,338     22,914     22,328     41,618     13,892      9,273

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.333     17.374     18.046     15.591     15.248     13.206      9.205     11.911     12.500         --
Value at End of Year       14.125     11.333     17.374     18.046     15.591     15.248     13.206      9.205     11.911         --
No. of Units                3,501      3,761     16,568     22,406     28,106     26,571     21,897     13,651      7,544         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.214     17.218     17.911     15.497     15.179     13.167      9.191     11.911     11.943         --
Value at End of Year       13.956     11.214     17.218     17.911     15.497     15.179     13.167      9.191     11.911         --
No. of Units               23,289     31,340     40,760     43,944     53,035     58,468     61,657     54,023     46,125         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596     12.500
Value at End of Year       13.985     11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596
Ven 7, 8 No. of Units      53,582     81,341     93,024    123,307    162,358    184,457    223,843    146,269    102,799     20,328
Ven 9 No. of Units          6,651      7,765     14,146     20,506     24,262     41,083     46,093    120,742     31,021      4,925

Ven 3 Contracts with no Optional Riders
Value at Start of Year     11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596     12.500
Value at End of Year       13.985     11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596
No. of Units                5,100      5,893      8,053      8,826      9,254      8,875      9,535      3,314      2,762      1,027

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.697     17.928     18.620     16.090     15.734     13.623      9.506     12.500         --         --
Value at End of Year       14.573     11.697     17.928     18.620     16.090     15.734     13.623      9.506         --         --
Ven 22, 20 No. of Units   386,087    395,732    431,514    474,193    506,650    457,470    354,983    102,200         --         --
Ven 24 No. of Units        88,392     92,528     92,401    109,509    128,755    136,174     75,773     23,187         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.543     17.727     18.448     15.974     15.651     13.578      9.493     12.500         --         --
Value at End of Year       14.352     11.543     17.727     18.448     15.974     15.651     13.578      9.493         --         --
No. of Units               13,377     18,095     19,900     18,077     30,424     35,716     39,338     10,015         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.428     17.578     18.321     15.887     15.590     13.545      9.484     12.500         --         --
Value at End of Year       14.188     11.428     17.578     18.321     15.887     15.590     13.545      9.484         --         --
No. of Units               48,108     50,419     56,686     67,913     57,996     83,685     59,073     23,713         --         --

SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year     12.886     22.583     24.803     22.771     12.500         --         --         --         --         --
Value at End of Year       17.010     12.886     22.583     24.803     22.771         --         --         --         --         --
Ven 22, 20 No. of Units   825,842    991,035  1,311,463  1,870,458  2,352,572         --         --         --         --         --
Ven 24 No. of Units        28,235     28,781     36,892     52,375     61,381         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     12.741     22.374     24.623     22.651     12.500         --         --         --         --         --
Value at End of Year       16.785     12.741     22.374     24.623     22.651         --         --         --         --         --
No. of Units                2,725      3,382      9,630     12,123     16,481         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.633     22.218     24.488     22.561     12.500         --         --         --         --         --
Value at End of Year       16.618     12.633     22.218     24.488     22.561         --         --         --         --         --
No. of Units               25,155     38,770     47,695     54,664     69,520         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.886     22.583     24.803     22.771     12.500         --         --         --         --         --
Value at End of Year       17.010     12.886     22.583     24.803     22.771         --         --         --         --         --
Ven 7, 8 No. of Units      74,314     99,960    125,776    164,170    228,779         --         --         --         --         --
Ven 9 No. of Units         25,293     26,525     32,954     40,064     54,839         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     12.886     22.583     24.803     22.771     12.500         --         --         --         --         --
Value at End of Year       17.010     12.886     22.583     24.803     22.771         --         --         --         --         --
No. of Units                4,873      5,256      7,556     16,253     22,905         --         --         --         --         --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      6.377     11.172     12.258     12.500         --         --         --         --         --         --
Value at End of Year        8.423      6.377     11.172     12.258         --         --         --         --         --         --
Venture No. of Units       88,157     58,244     46,082     24,645         --         --         --         --         --         --
NY Venture No. of Units     9,908      5,216      5,052        550         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.791     22.465     24.712     22.742     21.431     17.320     12.500         --         --         --
Value at End of Year       16.852     12.791     22.465     24.712     22.742     21.431     17.320         --         --         --
Ven 22, 20 No. of Units   447,848    472,544    521,836    582,027    638,341    419,738     51,352         --         --         --
Ven 24 No. of Units       148,480    160,313    153,353    169,464    167,805     59,686     28,866         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     12.647     22.256     24.532     22.621     21.360     17.298     12.500         --         --         --
Value at End of Year       16.629     12.647     22.256     24.532     22.621     21.360     17.298         --         --         --
No. of Units               32,777     34,220     36,355     35,599     42,847     11,738      5,409         --         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      6.318     11.107     12.230     12.500         --         --         --         --         --         --
Value at End of Year        8.315      6.318     11.107     12.230         --         --         --         --         --         --
No. of Units                3,587      3,768      3,211      1,063         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      7.406     22.101     24.398     22.531     21.307     17.281     12.500         --         --         --
Value at End of Year        9.723      7.406     22.101     24.398     22.531     21.307     17.281         --         --         --
No. of Units               42,664     45,820     47,809     43,599     52,690     19,905        669         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      6.343     11.135     12.242     12.500         --         --         --         --         --         --
Value at End of Year        8.361      6.343     11.135     12.242         --         --         --         --         --         --
Venture No. of Units       24,074     20,008     17,603     13,445         --         --         --         --         --         --
NY Venture No. of Units     2,132      2,224        684        636         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     12.576     22.153     24.443     12.500         --         --         --         --         --         --
Value at End of Year       16.518     12.576     22.153     24.443         --         --         --         --         --         --
NY Venture No. of Units        85         87         85         78         --         --         --         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.791     22.465     24.712     22.742     21.431     17.320     12.500         --         --         --
Value at End of Year       16.852     12.791     22.465     24.712     22.742     21.431     17.320         --         --         --
Ven 7, 8 No. of Units          --         --         --         --         --     41,815     21,116         --         --         --
Ven 9 No. of Units            238        249        264        275        286      8,878      1,965         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --     17.320     12.500         --         --         --
Value at End of Year           --         --         --         --         --     21.431     17.320         --         --         --
No. of Units                   --         --         --         --         --        302         --         --         --         --

SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     15.007     14.168     12.500         --         --         --         --         --
Value at End of Year           --         --     14.840     15.007     14.168         --         --         --         --         --
Ven 22, 20 No. of Units        --         --     22,465     28,453     11,583         --         --         --         --         --
Ven 24 No. of Units            --         --        928      1,006      1,089         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     14.957     14.117         --         --         --         --         --         --
Value at End of Year           --         --     14.761     14.957         --         --         --         --         --         --
No. of Units                   --         --         55         55         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     14.920     14.135     12.500         --         --         --         --         --
Value at End of Year           --         --     14.702     14.920     14.135         --         --         --         --         --
No. of Units                   --         --        431        711        429         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     15.007     14.168     12.500         --         --         --         --         --
Value at End of Year           --         --     14.840     15.007     14.168         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --        527         --         --         --         --         --
No. of Units                   --         --      6,974      1,227         --         --         --         --         --         --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      9.491     13.021     13.599     12.500         --         --         --         --         --         --
Value at End of Year       12.046      9.491     13.021     13.599         --         --         --         --         --         --
Venture No. of Units      160,740    142,180    112,226     27,797         --         --         --         --         --         --
NY Venture No. of Units    24,974     11,693     10,585        871         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.622     15.984     16.736     14.258     12.500         --         --         --         --         --
Value at End of Year       14.714     11.622     15.984     16.736     14.258         --         --         --         --         --
Ven 22, 20 No. of Units   661,239  1,147,688  1,448,803  1,409,877    889,555         --         --         --         --         --
Ven 24 No. of Units        41,141     62,463     49,904     28,700     14,218         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.537     15.899     16.681     14.239     12.500         --         --         --         --         --
Value at End of Year       14.577     11.537     15.899     16.681     14.239         --         --         --         --         --
No. of Units               10,176     13,694     38,453     36,478     20,688         --         --         --         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      9.403     12.945     13.568     12.500         --         --         --         --         --         --
Value at End of Year       11.892      9.403     12.945     13.568         --         --         --         --         --         --
No. of Units               19,872     18,663     16,410      3,185         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.474     15.836     16.639     14.225     12.500         --         --         --         --         --
Value at End of Year       14.475     11.474     15.836     16.639     14.225         --         --         --         --         --
No. of Units               35,164     39,356     50,611     33,045     21,703         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      9.440     12.978     13.581     12.500         --         --         --         --         --         --
Value at End of Year       11.958      9.440     12.978     13.581         --         --         --         --         --         --
Venture No. of Units      112,887     96,512     80,851     21,685         --         --         --         --         --         --
NY Venture No. of Units     8,122      5,197      4,801      2,136         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.495     15.857     16.653     12.500         --         --         --         --         --         --
Value at End of Year       14.509     11.495     15.857     16.653         --         --         --         --         --         --
NY Venture No. of Units     3,195      5,597      4,396        172         --         --         --         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     11.622     15.984     16.736     14.258     12.500         --         --         --         --         --
Value at End of Year       14.714     11.622     15.984     16.736     14.258         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --    101,990         --         --         --         --         --
Ven 9 No. of Units         30,746     35,736     24,600     22,786      6,758         --         --         --         --         --
No. of Units              107,570    164,728    157,980    187,936         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     11.622     15.984     16.736     14.258     12.500         --         --         --         --         --
Value at End of Year       14.714     11.622     15.984     16.736     14.258         --         --         --         --         --
No. of Units               17,038     11,133     33,638     34,123     18,779         --         --         --         --         --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --     12.276      8.911     12.139     12.602     15.922
Value at End of Year           --         --         --         --         --     12.976     12.276      8.911     12.139     12.602
Ven 22, 20 No. of Units        --         --         --         --         --  4,325,397  5,075,580  5,014,141  4,802,319  3,465,687
Ven 24 No. of Units            --         --         --         --         --    123,464    145,073    144,646    175,081    123,970

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --     10.760      7.826     10.682     12.500         --
Value at End of Year           --         --         --         --         --     11.350     10.760      7.826     10.682         --
No. of Units                   --         --         --         --         --     36,131     44,302     39,878     24,915         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --      9.284      6.762      9.244      9.631         --
Value at End of Year           --         --         --         --         --      9.778      9.284      6.762      9.244         --
No. of Units                   --         --         --         --         --    161,796    201,228    164,768     90,008         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --     12.276      8.911     12.139     12.602     15.922
Value at End of Year           --         --         --         --         --     12.976     12.276      8.911     12.139     12.602
Ven 7, 8 No. of Units          --         --         --         --         --    407,278    527,084    508,455    435,969    376,983
Ven 9 No. of Units             --         --         --         --         --     87,479    102,804     98,315    210,001     86,977

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --     12.276      8.911     12.139     12.602     15.922
Value at End of Year           --         --         --         --         --     12.976     12.276      8.911     12.139     12.602
No. of Units                   --         --         --         --         --     32,576     40,259     39,794     17,305     36,268

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --     12.514      9.088     12.500         --         --
Value at End of Year           --         --         --         --         --     13.207     12.514      9.088         --         --
Ven 22, 20 No. of Units        --         --         --         --         --    923,738    732,640    199,758         --         --
Ven 24 No. of Units            --         --         --         --         --    175,142     96,232     18,573         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --     12.473      9.077     12.500         --         --
Value at End of Year           --         --         --         --         --     13.137     12.473      9.077         --         --
No. of Units                   --         --         --         --         --     35,098     24,748      2,238         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --     12.443      9.068     12.500         --         --
Value at End of Year           --         --         --         --         --     13.086     12.443      9.068         --         --
No. of Units                   --         --         --         --         --     71,596     62,435     19,341         --         --

SMALL COMPANY TRUST (MERGED INTO SMALL COMPANY VALUE TRUST EFF 5-1-2009) - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     15.059     16.373     15.751     15.070     12.500         --         --         --         --
Value at End of Year           --      8.419     15.059     16.373     15.751     15.070         --         --         --         --
Ven 22, 20 No. of Units        --    110,260    128,244    211,447    711,441    156,818         --         --         --         --
Ven 24 No. of Units            --      4,141      6,746      8,719      9,002      3,424         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --     14.949     16.286     15.699     15.050     12.500         --         --         --         --
Value at End of Year           --      8.341     14.949     16.286     15.699     15.050         --         --         --         --
No. of Units                   --        520        509        493      5,280      5,951         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     14.867     16.221     15.660     15.035     12.500         --         --         --         --
Value at End of Year           --      8.282     14.867     16.221     15.660     15.035         --         --         --         --
No. of Units                   --        331      1,140      1,759      3,000        431         --         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     15.059     16.373     15.751     15.070     12.500         --         --         --         --
Value at End of Year           --      8.419     15.059     16.373     15.751     15.070         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --     91,974     27,170         --         --         --         --
Ven 9 No. of Units             --      1,494      1,770      2,002     13,958        570         --         --         --         --
No. of Units                   --     12,862     14,894     23,614         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     15.059     16.373     15.751     15.070     12.500         --         --         --         --
Value at End of Year           --      8.419     15.059     16.373     15.751     15.070         --         --         --         --
No. of Units                   --      1,390      1,391      1,392      2,092         --         --         --         --         --

SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905
Value at End of Year       20.902     16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436
Ven 22, 20 No. of Units 1,633,501  2,043,615  2,879,871  4,102,170  5,175,570  6,627,653  7,037,429  7,442,445  5,073,940  2,585,277
Ven 24 No. of Units        56,651     66,461     80,449    105,037    126,730    144,770    153,847    184,978    134,881     81,120

Ven 22, 20 Contracts with GEM
Value at Start of Year     16.206     22.575     23.219     20.441     19.405     15.750     11.973     12.933     12.500         --
Value at End of Year       20.364     16.206     22.575     23.219     20.441     19.405     15.750     11.973     12.933         --
No. of Units               26,548     34,164     42,713     48,731     59,073     70,066     86,161     72,528     22,495         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.336     24.187     24.914     21.966     20.883     16.976     12.924     13.981     13.357         --
Value at End of Year       21.752     17.336     24.187     24.914     21.966     20.883     16.976     12.924     13.981         --
No. of Units               80,767    109,811    152,439    183,259    228,275    246,837    265,650    230,753     83,013         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905
Value at End of Year       20.902     16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436
Ven 7, 8 No. of Units     293,225    369,663    496,299    629,352    788,614  1,026,510  1,035,166  1,080,029    651,594    451,429
Ven 9 No. of Units         67,487     85,139    123,733    159,904    218,729    314,603    335,127    392,414    399,901    217,381

Ven 3 Contracts with no Optional Riders
Value at Start of Year     16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905
Value at End of Year       20.902     16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436
No. of Units               30,532     44,056     37,297     47,755     54,697     77,298     80,615     89,991     46,555     38,350

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      8.783     12.208     12.526     12.500         --         --         --         --         --         --
Value at End of Year       11.068      8.783     12.208     12.526         --         --         --         --         --         --
Venture No. of Units      209,068    193,885    139,212     53,536         --         --         --         --         --         --
NY Venture No. of Units    19,146     12,912     12,788      4,243         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.855     19.306     19.859     17.480     16.600     13.474     10.230     12.500         --         --
Value at End of Year       17.417     13.855     19.306     19.859     17.480     16.600     13.474     10.230         --         --
Ven 22, 20 No. of Units 1,122,003  1,205,430  1,446,589  1,752,314  1,876,146  1,948,372  1,446,530    532,477         --         --
Ven 24 No. of Units       260,289    291,150    332,368    377,309    402,190    369,021    239,594     58,245         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     13.673     19.090     19.676     17.354     16.513     13.430     10.217     12.500         --         --
Value at End of Year       17.152     13.673     19.090     19.676     17.354     16.513     13.430     10.217         --         --
No. of Units               53,211     70,703     82,022    108,144    138,664    144,771     92,335     23,983         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      8.701     12.136     12.497     12.500         --         --         --         --         --         --
Value at End of Year       10.927      8.701     12.136     12.497         --         --         --         --         --         --
No. of Units               10,699     12,403     16,592      5,059         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.537     18.929     19.540     17.259     16.447     13.397     10.208     12.500         --         --
Value at End of Year       16.957     13.537     18.929     19.540     17.259     16.447     13.397     10.208         --         --
No. of Units              202,791    228,284    316,731    349,994    366,916    356,744    307,326    140,797         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      8.736     12.167     12.509     12.500         --         --         --         --         --         --
Value at End of Year       10.987      8.736     12.167     12.509         --         --         --         --         --         --
Venture No. of Units       94,870     70,758     55,691     35,728         --         --         --         --         --         --
NY Venture No. of Units    24,181     24,173      4,807      6,354         --         --         --         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     13.582     18.982     19.585     12.500         --         --         --         --         --         --
Value at End of Year       17.022     13.582     18.982     19.585         --         --         --         --         --         --
NY Venture No. of Units     1,305      1,573      2,106        146         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     19.859     17.480     16.600         --         --         --         --         --
Value at End of Year           --         --     19.306     19.859     17.480         --         --         --         --         --
Ven 9 No. of Units             --         --      1,092      1,092      1,092         --         --         --         --         --

SMALLER COMPANY GROWTH TRUST - SERIES I SHARES (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.129         --         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units 1,549,950         --         --         --         --         --         --         --         --         --
Ven 24 No. of Units        46,228         --         --         --         --         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.125         --         --         --         --         --         --         --         --         --
No. of Units               17,748         --         --         --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.123         --         --         --         --         --         --         --         --         --
No. of Units               38,967         --         --         --         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.129         --         --         --         --         --         --         --         --         --
Ven 7, 8 No. of Units     174,895         --         --         --         --         --         --         --         --         --
Ven 9 No. of Units         83,070         --         --         --         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.129         --         --         --         --         --         --         --         --         --
No. of Units               12,857         --         --         --         --         --         --         --         --         --

SMALLER COMPANY GROWTH TRUST - SERIES II SHARES (units first credited 11-16-2009)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.119         --         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   431,249         --         --         --         --         --         --         --         --         --
Ven 24 No. of Units       103,287         --         --         --         --         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.116         --         --         --         --         --         --         --         --         --
No. of Units               26,924         --         --         --         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.113         --         --         --         --         --         --         --         --         --
No. of Units               37,913         --         --         --         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year       13.119         --         --         --         --         --         --         --         --         --
No. of Units                  152         --         --         --         --         --         --         --         --         --

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-9-2007) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     19.228     18.517     15.655     12.500         --         --         --
Value at End of Year           --         --         --     20.970     19.228     18.517     15.655         --         --         --
Ven 22, 20 No. of Units        --         --         --    107,081    136,496    141,950     20,888         --         --         --
Ven 24 No. of Units            --         --         --      8,453      9,028      8,656        654         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --     19.126     18.456     15.635     12.500         --         --         --
Value at End of Year           --         --         --     20.817     19.126     18.456     15.635         --         --         --
No. of Units                   --         --         --      1,034        930        311      3,629         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --     19.050     18.410     15.620     12.500         --         --         --
Value at End of Year           --         --         --     20.704     19.050     18.410     15.620         --         --         --
No. of Units                   --         --         --     14,463     15,551     13,964        338         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     19.228     18.517     15.655     12.500         --         --         --
Value at End of Year           --         --         --     20.970     19.228     18.517     15.655         --         --         --
Ven 7, 8 No. of Units          --         --         --         --     15,632      9,175         48         --         --         --
Ven 9 No. of Units             --         --         --      2,971      3,184      6,727        265         --         --         --
No. of Units                   --         --         --     15,308         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     18.517     15.655     12.500         --         --         --
Value at End of Year           --         --         --         --     19.228     18.517     15.655         --         --         --
No. of Units                   --         --         --         --        270         56         --         --         --         --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 2-19-1993)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603
Value at End of Year       21.645     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463
Ven 22, 20 No. of Units 1,442,271  1,635,014  2,460,775  2,769,430  3,470,122  4,030,892  4,828,044  5,456,736  1,519,001  6,971,616
Ven 24 No. of Units        35,177     36,574     50,333     74,426     80,443    132,214    151,800    167,157    111,312     94,269

Ven 22, 20 Contracts with GEM
Value at Start of Year     14.065     17.031     17.334     16.452     16.278     15.507     13.930     12.991     12.500         --
Value at End of Year       17.083     14.065     17.031     17.334     16.452     16.278     15.507     13.930     12.991         --
No. of Units               10,194      9,928     30,508     42,794     43,704     55,732     30,525     28,190     10,722         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.434     17.504     17.842     16.960     16.805     16.034     14.425     13.472     12.906         --
Value at End of Year       17.504     14.434     17.504     17.842     16.960     16.805     16.034     14.425     13.472         --
No. of Units              113,001    162,327    230,888    248,898    260,839    272,635    327,012    396,081    145,817         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603
Value at End of Year       21.645     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463
Ven 7, 8 No. of Units     590,734    655,746    857,957    964,244  1,171,444  1,376,175  1,712,442  2,051,726  2,326,591  3,148,304
Ven 9 No. of Units        230,084    274,098    335,042    422,588    487,218    643,644    779,734    987,706  1,209,278  1,459,529

Ven 3 Contracts with no Optional Riders
Value at Start of Year     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603
Value at End of Year       21.645     17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463
No. of Units               18,261     19,045     25,803     27,763     37,089     36,991     46,767     75,280     90,832    139,566

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     10.853     13.116     13.303     12.500         --         --         --         --         --         --
Value at End of Year       13.210     10.853     13.116     13.303         --         --         --         --         --         --
Venture No. of Units      183,943    119,874     65,654     12,290         --         --         --         --         --         --
NY Venture No. of Units     4,039      2,944      1,751        136         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.174     15.960     16.229     15.400     15.244     14.531     13.049     12.500         --         --
Value at End of Year       15.995     13.174     15.960     16.229     15.400     15.244     14.531     13.049         --         --
Ven 22, 20 No. of Units   730,187    708,136    972,448  1,157,200  1,204,561    841,722    437,824     76,953         --         --
Ven 24 No. of Units       256,313    246,474    305,759    306,383    301,634    170,157     73,615      9,379         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     13.000     15.781     16.079     15.288     15.164     14.483     13.032     12.500         --         --
Value at End of Year       15.752     13.000     15.781     16.079     15.288     15.164     14.483     13.032         --         --
No. of Units               34,817     37,195     87,712     94,599     81,202     57,020     43,256      7,205         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     10.752     13.040     13.272     12.500         --         --         --         --         --         --
Value at End of Year       13.042     10.752     13.040     13.272         --         --         --         --         --         --
No. of Units                5,905      5,539      7,492      2,513         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.871     15.649     15.968     15.205     15.104     14.448     13.020     12.500         --         --
Value at End of Year       15.573     12.871     15.649     15.968     15.205     15.104     14.448     13.020         --         --
No. of Units              168,015    187,761    246,226    268,083    253,637    209,391    182,221     86,329         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     10.795     13.072     13.285     12.500         --         --         --         --         --         --
Value at End of Year       13.114     10.795     13.072     13.285         --         --         --         --         --         --
Venture No. of Units       62,049     45,249     40,733     11,126         --         --         --         --         --         --
NY Venture No. of Units     5,097      5,128      4,714        667         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --         --     16.005     12.500         --         --         --         --         --         --
Value at End of Year       15.632         --     15.693     16.005         --         --         --         --         --         --
NY Venture No. of Units       408         --         --         --         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.174     15.960     16.229     15.400         --         --         --         --         --         --
Value at End of Year       15.995     13.174     15.960     16.229         --         --         --         --         --         --
Ven 9 No. of Units            565        579        596        611         --         --         --         --         --         --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --      9.690      7.746     10.917     12.500         --
Value at End of Year           --         --         --         --         --     10.182      9.690      7.746     10.917         --
Ven 22, 20 No. of Units        --         --         --         --         --  1,702,814  2,001,578  2,281,765  1,681,746         --
Ven 24 No. of Units            --         --         --         --         --     15,166     18,904     25,476      8,167         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --      9.639      7.720     10.902     12.500         --
Value at End of Year           --         --         --         --         --     10.108      9.639      7.720     10.902         --
No. of Units                   --         --         --         --         --     49,569     76,772    125,303     65,856         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --      9.600      7.701     10.891     12.500         --
Value at End of Year           --         --         --         --         --     10.052      9.600      7.701     10.891         --
No. of Units                   --         --         --         --         --    153,068    162,312    180,474     66,971         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --      9.690      7.746     10.917     12.500         --
Value at End of Year           --         --         --         --         --     10.182      9.690      7.746     10.917         --
Ven 7, 8 No. of Units          --         --         --         --         --    492,837    608,277    647,858    547,350         --
Ven 9 No. of Units             --         --         --         --         --      7,919     10,477      9,180     13,707         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --      9.690      7.746     10.917     12.500         --
Value at End of Year           --         --         --         --         --     10.182      9.690      7.746     10.917         --
No. of Units                   --         --         --         --         --      8,355     16,952      6,670        263         --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --     12.966     10.385     12.500         --         --
Value at End of Year           --         --         --         --         --     13.588     12.966     10.385         --         --
Ven 22, 20 No. of Units        --         --         --         --         --    384,247    348,820     93,839         --         --
Ven 24 No. of Units            --         --         --         --         --    135,381    160,733     42,059         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --     12.924     10.372     12.500         --         --
Value at End of Year           --         --         --         --         --     13.516     12.924     10.372         --         --
No. of Units                   --         --         --         --         --     61,273     50,422     10,010         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --     12.892     10.362     12.500         --         --
Value at End of Year           --         --         --         --         --     13.463     12.892     10.362         --         --
No. of Units                   --         --         --         --         --     73,095     69,535     19,777         --         --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.004     14.454     13.890     13.561     13.483     12.500         --         --         --         --
Value at End of Year       16.213     13.004     14.454     13.890     13.561     13.483         --         --         --         --
Ven 22, 20 No. of Units   226,974    200,325    287,936    327,701    277,989    175,332         --         --         --         --
Ven 24 No. of Units        23,205     11,109     13,047     18,709     12,333      5,218         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     12.883     14.349     13.817     13.516     13.465     12.500         --         --         --         --
Value at End of Year       16.030     12.883     14.349     13.817     13.516     13.465         --         --         --         --
No. of Units                  469        470      1,481      2,095      4,765      5,547         --         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.793     14.270     13.762     13.483     13.452     12.500         --         --         --         --
Value at End of Year       15.895     12.793     14.270     13.762     13.483     13.452         --         --         --         --
No. of Units               31,186     32,327     41,626     34,796     32,367      8,047         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --         --         --     12.500         --         --         --         --         --         --
Value at End of Year           --         --         --         --         --         --         --         --         --         --
Venture No. of Units           --         --         --         --         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.004     14.454     13.890     13.561     13.483     12.500         --         --         --         --
Value at End of Year       16.213     13.004     14.454     13.890     13.561     13.483         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --     14,242     18,169         --         --         --         --
Ven 9 No. of Units          1,829      1,755      1,864      2,711      2,486         --         --         --         --         --
No. of Units                9,967     10,247     14,331     15,176         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.004     14.454     13.890     13.561     13.483     12.500         --         --         --         --
Value at End of Year       16.213     13.004     14.454     13.890     13.561     13.483         --         --         --         --
No. of Units                4,545        813        888      1,629      1,618         --         --         --         --         --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES I SHARES (units first credited 6-18-1985)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     27.305     25.235     22.785     18.361     30.409     36.393     39.416
Value at End of Year           --         --         --     30.199     27.305     25.235     22.785     18.361     30.409     36.393
Ven 22, 20 No. of Units        --         --         --  4,765,178  6,053,185  7,625,937  9,236,387 11,136,302 14,054,105 15,034,496
Ven 24 No. of Units            --         --         --     87,779    102,849    126,901    152,186    175,537    189,667    191,971

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --      8.805      8.154      7.377      5.957      9.885     12.500         --
Value at End of Year           --         --         --      9.719      8.805      8.154      7.377      5.957      9.885         --
No. of Units                   --         --         --     94,258     95,649    101,502    120,871    132,025     75,021         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --      8.827      8.186      7.417      5.998      9.969     11.972         --
Value at End of Year           --         --         --      9.728      8.827      8.186      7.417      5.998      9.969         --
No. of Units                   --         --         --    257,972    330,321    406,631    485,381    522,347    376,314         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     27.305     25.235     22.785     18.361     30.409     36.393     39.416
Value at End of Year           --         --         --     30.199     27.305     25.235     22.785     18.361     30.409     36.393
Ven 7, 8 No. of Units          --         --         --  3,297,170  3,996,865  4,927,840  6,005,859  7,220,307  9,079,549 11,548,940
Ven 9 No. of Units             --         --         --    675,075    841,497  1,032,267  1,206,545  1,392,298  1,796,112  2,277,267

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --     27.305     25.235     22.785     18.361     30.409     36.393     39.416
Value at End of Year           --         --         --     30.199     27.305     25.235     22.785     18.361     30.409     36.393
No. of Units                   --         --         --    276,067    329,542    385,108    435,002    496,511    636,465    789,564

Ven 1 Contracts with no Optional Riders
Value at Start of Year         --         --         --     45.290     41.811     37.712     30.357     50.221     60.038     64.955
Value at End of Year           --         --         --     50.146     45.290     41.811     37.712     30.357     50.221     60.038
No. of Units                   --         --         --      4,693      4,699      8,484      8,494      9,041      9,984     10,775

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 4-27-2007) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     12.180     11.275     10.174      8.213     12.500         --         --
Value at End of Year           --         --         --     13.442     12.180     11.275     10.174      8.213         --         --
Ven 22, 20 No. of Units        --         --         --    364,006    387,884    388,371    365,084    141,456         --         --
Ven 24 No. of Units            --         --         --     71,997     81,753     84,550    152,186      5,652         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --     12.092     11.215     10.141      8.203     12.500         --         --
Value at End of Year           --         --         --     13.318     12.092     11.215     10.141      8.203         --         --
No. of Units                   --         --         --     36,825     38,453     44,688     45,611     23,769         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --     12.026     11.171     10.116      8.195     12.500         --         --
Value at End of Year           --         --         --     13.226     12.026     11.171     10.116      8.195         --         --
No. of Units                   --         --         --     23,586     23,747     25,705     31,142      8,850         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     12.180         --         --         --         --         --         --
Value at End of Year           --         --         --     13.442         --         --         --         --         --         --
Ven 9 No. of Units             --         --         --        496         --         --         --         --         --         --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     11.242      9.663      7.609     10.600     12.500         --
Value at End of Year           --         --         --         --     11.053     11.242      9.663      7.609     10.600         --
Ven 22, 20 No. of Units        --         --         --         --    995,596  1,293,095  1,458,463  1,428,772  1,256,389         --
Ven 24 No. of Units            --         --         --         --     24,281     23,181     30,698     37,192    133,443         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     11.160      9.612      7.584     10.585     12.500         --
Value at End of Year           --         --         --         --     10.951     11.160      9.612      7.584     10.585         --
No. of Units                   --         --         --         --     37,808     52,905     65,537     71,394     47,792         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     11.098      9.573      7.565     10.575     12.500         --
Value at End of Year           --         --         --         --     10.874     11.098      9.573      7.565     10.575         --
No. of Units                   --         --         --         --     94,595     95,400    111,148    133,443     54,263         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     11.242      9.663      7.609     10.600     12.500         --
Value at End of Year           --         --         --         --     11.053     11.242      9.663      7.609     10.600         --
Ven 7, 8 No. of Units          --         --         --         --     87,397    133,889    174,850    186,855    145,719         --
Ven 9 No. of Units             --         --         --         --     11,776     30,764     26,960     16,885     18,072         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     11.242      9.663      7.609     10.600     12.500         --
Value at End of Year           --         --         --         --     11.053     11.242      9.663      7.609     10.600         --
No. of Units                   --         --         --         --      5,435      7,378     15,764      7,185        589         --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     14.481     12.467      9.825     12.500         --         --
Value at End of Year           --         --         --         --     14.204     14.481     12.467      9.825         --         --
Ven 22, 20 No. of Units        --         --         --         --    281,689    291,241    217,127     58,726         --         --
Ven 24 No. of Units            --         --         --         --    176,263    144,571     81,978      3,533         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     14.404     12.427      9.813     12.500         --         --
Value at End of Year           --         --         --         --     14.101     14.404     12.427      9.813         --         --
No. of Units                   --         --         --         --     24,513     18,916     20,509      7,196         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     14.348     12.396      9.803     12.500         --         --
Value at End of Year           --         --         --         --     14.025     14.348     12.396      9.803         --         --
No. of Units                   --         --         --         --     67,453     58,996     46,826     34,800         --         --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256
Value at End of Year       20.764     18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404
Ven 22, 20 No. of Units 4,490,337  4,879,620  5,702,768  7,219,050  8,524,495 10,183,408 12,880,819 16,498,774 11,390,468  4,942,671
Ven 24 No. of Units       240,117    240,660    324,568    375,350    453,502    523,343    648,851    764,140    509,254    268,256

Ven 22, 20 Contracts with GEM
Value at Start of Year     17.022     16.832     15.766     15.464     15.333     14.845     14.364     13.327     12.500         --
Value at End of Year       19.030     17.022     16.832     15.766     15.464     15.333     14.845     14.364     13.327         --
No. of Units               87,579     87,522     97,038    124,195    136,043    146,317    165,771    235,757    101,548         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.777     17.605     16.515     16.222     16.109     15.620     15.136     14.065     13.220         --
Value at End of Year       19.843     17.777     17.605     16.515     16.222     16.109     15.620     15.136     14.065         --
No. of Units              530,489    633,535    772,851  1,051,023  1,191,675  1,390,261  1,625,590  1,785,674    635,784         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256
Value at End of Year       20.764     18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404
Ven 7, 8 No. of Units     940,140    951,680    922,607    992,396  1,207,624  1,419,106  1,926,539  2,525,927  4,677,905  1,109,681
Ven 9 No. of Units        189,756    180,168    191,545    197,602    243,091    316,806    450,176    579,205    346,488    154,736

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256
Value at End of Year       20.764     18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404
No. of Units               50,940     66,655     58,716     60,994     86,061     84,248    104,470    135,170     33,694      8,750

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.037     13.840     12.930     12.500         --         --         --         --         --         --
Value at End of Year       15.730     14.037     13.840     12.930         --         --         --         --         --         --
Venture No. of Units    1,095,932    489,050    289,213     97,826         --         --         --         --         --         --
NY Venture No. of Units    60,973     33,205     13,778      3,004         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.824     15.641     14.650     14.365     14.246     13.798     13.342     12.500         --         --
Value at End of Year       17.689     15.824     15.641     14.650     14.365     14.246     13.798     13.342         --         --
Ven 22, 20 No. of Units 2,694,893  2,511,107  2,480,202  2,749,259  2,856,699  2,851,285  2,591,227    864,791         --         --
Ven 24 No. of Units       739,908    714,860    716,595    814,856    852,979    836,724    772,467    236,863         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     15.615     15.465     14.515     14.261     14.171     13.753     13.325     12.500         --         --
Value at End of Year       17.420     15.615     15.465     14.515     14.261     14.171     13.753     13.325         --         --
No. of Units              222,831    179,375    192,640    204,746    183,658    183,071    176,536     67,700         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.906     13.759     12.900     12.500         --         --         --         --         --         --
Value at End of Year       15.529     13.906     13.759     12.900         --         --         --         --         --         --
No. of Units               46,586     34,384      9,817      3,612         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.460     15.335     14.414     14.183     14.115     13.719     13.313     12.500         --         --
Value at End of Year       17.222     15.460     15.335     14.414     14.183     14.115     13.719     13.313         --         --
No. of Units              537,037    511,643    592,962    656,118    852,235    910,466    961,422    584,424         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.962     13.793     12.913     12.500         --         --         --         --         --         --
Value at End of Year       15.615     13.962     13.793     12.913         --         --         --         --         --         --
Venture No. of Units      559,423    377,861    125,720     31,098         --         --         --         --         --         --
NY Venture No. of Units    39,504     22,773      4,751      4,638         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.512     15.378     14.448     12.500         --         --         --         --         --         --
Value at End of Year       17.288     15.512     15.378     14.448         --         --         --         --         --         --
NY Venture No. of Units     7,342      8,135      2,837         --         --         --         --         --         --         --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year      8.154     13.167     12.697     11.167     10.714      9.724      7.554      9.733     11.142     12.500
Value at End of Year       10.361      8.154     13.167     12.697     11.167     10.714      9.724      7.554      9.733     11.142
Ven 22, 20 No. of Units   421,864    453,825    665,016    886,552  1,023,839  1,265,796  1,313,250  1,224,415  1,143,586    391,242
Ven 24 No. of Units        14,102     23,928     32,483     42,370     40,031     40,193     82,944     70,965     24,083     29,052

Ven 22, 20 Contracts with GEM
Value at Start of Year      8.694     14.068     13.593     11.979     11.516     10.473      8.152     10.524     12.500         --
Value at End of Year       11.026      8.694     14.068     13.593     11.979     11.516     10.473      8.152     10.524         --
No. of Units                5,058      5,075      6,714      7,797     49,795     46,683     44,471     43,356      6,935         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year      8.152     13.211     12.784     11.283     10.863      9.894      7.713      9.972     11.457         --
Value at End of Year       10.323      8.152     13.211     12.784     11.283     10.863      9.894      7.713      9.972         --
No. of Units               31,149     41,232     67,979     76,602     98,421    103,516     91,041     99,157    127,551         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year      8.154     13.167     12.697     11.167     10.714      9.724      7.554      9.733     11.142     12.500
Value at End of Year       10.361      8.154     13.167     12.697     11.167     10.714      9.724      7.554      9.733     11.142
Ven 7, 8 No. of Units      39,379     44,700     57,373     87,759     96,813    131,745    118,593     87,233     82,311     40,604
Ven 9 No. of Units          8,912     10,484     11,588     23,502     23,055     30,185     36,515     34,031     21,652      9,057

Ven 3 Contracts with no Optional Riders
Value at Start of Year      8.154     13.167     12.697     11.167     19.205      9.724      7.554      9.733     11.142     12.500
Value at End of Year       10.361      8.154     13.167     12.697     11.167     19.205      9.724      7.554      9.733     11.142
No. of Units                  597        598      3,558     43,280     43,446     56,451     56,751      7,039      3,775      5,153

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     10.922     17.662     17.062     15.033     14.461     13.142     10.227     12.500         --         --
Value at End of Year       13.842     10.922     17.662     17.062     15.033     14.461     13.142     10.227         --         --
Ven 22, 20 No. of Units   453,997    490,041    525,072    524,997    479,230    294,133    260,853     66,768         --         --
Ven 24 No. of Units        69,603    102,186     73,858    114,319     91,450     97,242    228,392     20,550         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     10.777     17.464     16.904     14.924     14.385     13.099     10.214     12.500         --         --
Value at End of Year       13.632     10.777     17.464     16.904     14.924     14.385     13.099     10.214         --         --
No. of Units               10,832     13,892     12,964     19,273     56,929     49,165     42,013     10,425         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.671     17.317     16.787     14.843     14.328     13.067     10.204     12.500         --         --
Value at End of Year       13.477     10.671     17.317     16.787     14.843     14.328     13.067     10.204         --         --
No. of Units               43,062     62,135     67,533     60,473     63,864     62,962     45,352     16,300         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     17.662     17.045         --         --         --         --         --         --         --
Value at End of Year           --     10.922     17.662         --         --         --         --         --         --         --
No. of Units                   --      4,558      4,559         --         --         --         --         --         --         --

U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year         --     13.341     10.418     13.005     12.500         --         --         --         --         --
Value at End of Year           --      6.493     13.341     10.418     13.005         --         --         --         --         --
Ven 22, 20 No. of Units        --      1,514    744,749    934,858  1,110,398         --         --         --         --         --
Ven 24 No. of Units            --         --      4,951      5,780      9,213         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     12.987     12.962     12.500         --         --         --         --         --
Value at End of Year           --         --     13.243     12.987     12.962         --         --         --         --         --
No. of Units                   --         --     16,151     24,103     26,930         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     12.935     12.929     12.500         --         --         --         --         --
Value at End of Year           --         --     13.171     12.935     12.929         --         --         --         --         --
No. of Units                   --         --     84,381    101,588    105,888         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     13.056     13.005     12.500         --         --         --         --         --
Value at End of Year           --         --     13.341     13.056     13.005         --         --         --         --         --
Ven 7, 8 No. of Units          --         --    178,105    230,243    302,195         --         --         --         --         --
Ven 9 No. of Units             --         --      2,371      3,549      6,187         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     13.056     13.005     12.500         --         --         --         --         --
Value at End of Year           --         --     13.341     13.056     13.005         --         --         --         --         --
No. of Units                   --         --        203      5,317      6,355         --         --         --         --         --

U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     13.030     13.018     13.088     12.500         --         --         --         --
Value at End of Year           --         --     13.296     13.030     13.018     13.088         --         --         --         --
Ven 22, 20 No. of Units        --         --    374,742    417,316    442,074     56,417         --         --         --         --
Ven 24 No. of Units            --         --    106,517    116,308    129,539      4,596         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     12.961     12.975     13.071     12.500         --         --         --         --
Value at End of Year           --         --     13.199     12.961     12.975     13.071         --         --         --         --
No. of Units                   --         --     54,326     66,808     66,501         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     12.909     12.943     13.058     12.500         --         --         --         --
Value at End of Year           --         --     13.127     12.909     12.943     13.058         --         --         --         --
No. of Units                   --         --     64,991     82,828     91,514      2,222         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --     12.500         --         --         --         --
Value at End of Year           --         --         --         --         --     13.088         --         --         --         --
No. of Units                   --         --         --         --         --      5,927         --         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --     12.500         --         --         --         --
Value at End of Year           --         --         --         --         --     13.088         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287
Value at End of Year       24.921     23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994
Ven 22, 20 No. of Units 1,318,617  1,558,790  1,709,656  2,103,126  2,751,334  3,606,618  4,793,752  7,292,001  5,593,960  4,231,675
Ven 24 No. of Units        59,392    105,303     97,984    113,425    145,201    180,944    257,637    403,618    213,477     93,942

Ven 22, 20 Contracts with GEM
Value at Start of Year     14.281     14.720     14.502     14.116     14.120     13.946     13.929     13.106     12.500         --
Value at End of Year       15.234     14.281     14.720     14.502     14.116     14.120     13.946     13.929     13.106         --
No. of Units               32,307     41,701     38,059     47,618     74,474     88,698     99,958    138,785     59,729         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.966     15.448     15.242     14.859     14.886     14.724     14.729     13.879     13.198         --
Value at End of Year       15.940     14.966     15.448     15.242     14.859     14.886     14.724     14.729     13.879         --
No. of Units              220,522    299,741    398,335    484,527    555,575    684,610    821,504  1,176,776    450,038         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287
Value at End of Year       24.921     23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994
Ven 7, 8 No. of Units     693,719    790,712    889,595  1,065,069  1,297,081  1,614,429  2,122,109  3,045,706  3,067,509  3,229,697
Ven 9 No. of Units        292,161    326,422    385,519    380,618    462,479    561,230    683,123    862,446    702,791    686,671

Ven 3 Contracts with no Optional Riders
Value at Start of Year     23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287
Value at End of Year       24.921     23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994
No. of Units               70,232     62,074     66,069     78,999    105,019    126,203    156,966    209,936    216,970    237,376

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.862     13.228     13.001     12.500         --         --         --         --         --         --
Value at End of Year       13.760     12.862     13.228     13.001         --         --         --         --         --         --
Venture No. of Units      257,580    144,268     22,961      8,768         --         --         --         --         --         --
NY Venture No. of Units     4,543        350         --         --         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.476     13.894     13.690     13.325     13.318     13.152     13.128     12.500         --         --
Value at End of Year       14.381     13.476     13.894     13.690     13.325     13.318     13.152     13.128         --         --
Ven 22, 20 No. of Units   761,457    905,277    707,094    880,139    948,394  1,025,660  1,110,845    533,053         --         --
Ven 24 No. of Units       209,810    244,735    175,887    167,526    177,205    212,984    197,111     52,169         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     13.298     13.739     13.564     13.228     13.248     13.109     13.112     12.500         --         --
Value at End of Year       14.163     13.298     13.739     13.564     13.228     13.248     13.109     13.112         --         --
No. of Units               60,840     65,035     56,946     68,127     77,626     91,031    116,839     36,437         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.742     13.151     12.971     12.500         --         --         --         --         --         --
Value at End of Year       13.585     12.742     13.151     12.971         --         --         --         --         --         --
No. of Units               20,471      5,525      6,805      1,802         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.166     13.623     13.470     13.156     13.196     13.077     13.099     12.500         --         --
Value at End of Year       14.002     13.166     13.623     13.470     13.156     13.196     13.077     13.099         --         --
No. of Units              393,895    474,395    465,221    464,919    543,231    542,712    629,036    293,643         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.793     13.184     12.984     12.500         --         --         --         --         --         --
Value at End of Year       13.660     12.793     13.184     12.984         --         --         --         --         --         --
Venture No. of Units      151,455    138,052     10,879     23,304         --         --         --         --         --         --
NY Venture No. of Units     9,358      6,374      4,493         --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     13.210     13.661     13.548     12.500         --         --         --         --         --         --
Value at End of Year       14.055     13.210     13.661     13.501         --         --         --         --         --         --
NY Venture No. of Units     4,471      3,191      3,527         --         --         --         --         --         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.476     13.894     13.690         --         --         --         --         --         --         --
Value at End of Year       14.381     13.476     13.894     13.690         --         --         --         --         --         --
No. of Units               18,744     23,276     23,278     18,747         --         --         --         --         --         --

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     10.959     14.077     13.903     12.880     12.500         --         --         --         --         --
Value at End of Year       15.818     10.959     14.077     13.903     12.880         --         --         --         --         --
Ven 22, 20 No. of Units   133,900     47,141     25,434     30,290     19,767         --         --         --         --         --
Ven 24 No. of Units        11,704     12,618     11,916      1,122        667         --         --         --         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     10.879     14.003     13.857     12.863     12.500         --         --         --         --         --
Value at End of Year       15.672     10.879     14.003     13.857     12.863         --         --         --         --         --
No. of Units                4,655      1,999      1,150      2,586        155         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.819     13.947     13.823     12.850     12.500         --         --         --         --         --
Value at End of Year       15.562     10.819     13.947     13.823     12.850         --         --         --         --         --
No. of Units                2,839      2,162      2,563     19,313      4,385         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     10.959     14.077     13.903     12.880     12.500         --         --         --         --         --
Value at End of Year       15.818     10.959     14.077     13.903     12.880         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --         63         --         --         --         --         --
No. of Units               12,000      1,095      3,677        914         --         --         --         --         --         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year       15.818         --         --         --         --         --         --         --         --         --
No. of Units                  412         --         --         --         --         --         --         --         --         --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-1-2009) - SERIES I SHARES
(units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721
Value at End of Year           --      8.985     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894
Ven 22, 20 No. of Units        --  5,293,370  7,069,399  9,783,655 12,551,192 15,352,785 11,816,230 12,616,770 12,398,739  8,985,000
Ven 24 No. of Units            --    179,029    225,964    305,541    376,012    435,154    339,702    377,151    416,599    345,814

Ven 22, 20 Contracts with GEM
Value at Start of Year         --     13.688     13.958     12.816     12.307     11.432      8.475     11.511     12.500         --
Value at End of Year           --      8.232     13.688     13.958     12.816     12.307     11.432      8.475     11.511         --
No. of Units                   --     53,332     61,230     69,492     81,755     93,906     70,666    100,976     50,072         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     14.068     14.367     13.212     12.705     11.820      8.776     11.938     12.467         --
Value at End of Year           --      8.447     14.068     14.367     13.212     12.705     11.820      8.776     11.938         --
No. of Units                   --    254,260    341,730    396,363    462,545    552,942    571,627    520,506    241,495         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721
Value at End of Year           --      8.985     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894
Ven 7, 8 No. of Units          --    400,460    532,372    704,824    906,374  1,308,889    869,461    907,289    986,019    908,191
Ven 9 No. of Units             --    134,139    176,765    217,079    271,066    342,414    192,434    189,588    175,115    154,186

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721
Value at End of Year           --      8.985     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894
No. of Units                   --     32,836     49,020     55,484     75,863    122,075     81,126     79,208    109,471     55,957

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-1-2009) - SERIES II
SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year         --     12.710     12.925     12.500         --         --         --         --         --         --
Value at End of Year           --      7.664     12.710     12.925         --         --         --         --         --         --
Venture No. of Units           --    125,264     75,475     20,149         --         --         --         --         --         --
NY Venture No. of Units        --      3,012      3,419        681         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     16.014     16.326     15.001     14.388     13.373      9.922     12.500         --         --
Value at End of Year           --      9.632     16.014     16.326     15.001     14.388     13.373      9.922         --         --
Ven 22, 20 No. of Units        --    946,513  1,077,333  1,220,700  1,378,444  1,467,955  1,139,159    416,246         --         --
Ven 24 No. of Units            --    240,880    235,754    236,363    233,145    244,939    128,788     38,532         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     15.834     16.175     14.893     14.313     13.329      9.909     12.500         --         --
Value at End of Year           --      9.505     15.834     16.175     14.893     14.313     13.329      9.909         --         --
No. of Units                   --     49,925     51,511     64,315     82,397     90,515     77,833     34,295         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year         --     12.636     12.895     12.500         --         --         --         --         --         --
Value at End of Year           --      7.592     12.636     12.895         --         --         --         --         --         --
No. of Units                   --      5,721      4,896        485         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     15.701     16.063     14.812     14.256     13.297      9.900     12.500         --         --
Value at End of Year           --      9.410     15.701     16.063     14.812     14.256     13.297      9.900         --         --
No. of Units                   --    144,047    187,746    215,208    223,068    234,116    165,759     78,162         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year         --     12.668     12.908     12.500         --         --         --         --         --         --
Value at End of Year           --      7.623     12.668     12.908         --         --         --         --         --         --
Venture No. of Units           --     65,901     45,219     17,934         --         --         --         --         --         --
NY Venture No. of Units        --      2,624        607         --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --     15.745     16.100     12.500         --         --         --         --         --         --
Value at End of Year           --      9.442     15.745     16.100         --         --         --         --         --         --
NY Venture No. of Units        --      1,805      1,839      1,012         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     16.326     15.001     14.388         --         --         --         --         --
Value at End of Year           --         --     16.014     16.326     15.001         --         --         --         --         --
Ven 9 No. of Units             --         --        407        407        407         --         --         --         --         --

U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES I SHARES (units first credited 4-23-1991)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656
Value at End of Year           --         --     32.850     32.899     30.558     30.371     28.847     23.109     30.972     35.405
Ven 22, 20 No. of Units        --         --  7,876,734 10,804,652 14,442,611 18,546,078 22,221,143 25,907,419 32,116,274 34,550,777
Ven 24 No. of Units            --         --    246,890    336,464    409,047    500,404    599,531    659,127    780,042    748,595

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     11.256     10.476     10.432      9.929      7.970     10.703     12.500         --
Value at End of Year           --         --     11.217     11.256     10.476     10.432      9.929      7.970     10.703         --
No. of Units                   --         --    187,112    213,682    244,204    274,323    267,362    259,860    161,959         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     10.608      9.888      9.861      9.399      7.556     10.163     11.658         --
Value at End of Year           --         --     10.555     10.608      9.888      9.861      9.399      7.556     10.163         --
No. of Units                   --         --    808,067  1,030,490  1,226,520  1,588,659  1,689,907  1,735,841  1,134,259         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656
Value at End of Year           --         --     32.850     32.899     30.558     30.371     28.847     23.109     30.972     35.405
Ven 7, 8 No. of Units          --         --  3,660,572  4,570,352  5,765,877  7,267,903  8,866,162 10,572,731 12,958,144 16,700,731
Ven 9 No. of Units             --         --  1,020,861  1,255,520  1,567,196  1,986,940  2,353,077  2,759,364  3,667,473  4,397,852

Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656
Value at End of Year           --         --     32.850     32.899     30.558     30.371     28.847     23.109     30.972     35.405
No. of Units                   --         --    246,608    295,141    352,698    432,587    494,334    593,185    839,061  1,041,187

U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     14.579     13.565     13.507     12.856     10.313     12.500         --         --
Value at End of Year           --         --     14.518     14.579     13.565     13.507     12.856     10.313         --         --
Ven 22, 20 No. of Units        --         --  1,008,394  1,188,527  1,260,755  1,402,787  1,157,356    375,413         --         --
Ven 24 No. of Units            --         --    265,481    302,166    319,240    346,789    275,513     69,557         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     14.445     13.466     13.436     12.814     10.300     12.500         --         --
Value at End of Year           --         --     14.355     14.445     13.466     13.436     12.814     10.300         --         --
No. of Units                   --         --     89,832    102,795    123,670    126,219    111,950     43,336         --         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     14.345     13.393     13.383     12.782     10.290     12.500         --         --
Value at End of Year           --         --     14.234     14.345     13.393     13.383     12.782     10.290         --         --
No. of Units                   --         --    276,808    320,762    382,827    423,871    342,057    157,975         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     14.579     13.565     13.507         --         --         --         --         --
Value at End of Year           --         --     14.518     14.579     13.565         --         --         --         --         --
Ven 9 No. of Units             --         --        814        821        540         --         --         --         --         --

UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259     12.500         --
Value at End of Year       17.633     13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259         --
Ven 22, 20 No. of Units   550,462    655,193  1,106,668  1,385,421  1,588,012  1,411,455  1,155,186    999,664    816,957         --
Ven 24 No. of Units        39,108     30,000     48,941     80,785     56,720     81,660     26,413     14,820     20,684         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     13.164     21.803     17.391     13.488     11.732      9.211      6.957      9.247     12.500         --
Value at End of Year       17.330     13.164     21.803     17.391     13.488     11.732      9.211      6.957      9.247         --
No. of Units               18,728     22,973     24,492     30,912     45,318     53,409     58,350     69,010     39,029         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.013     21.586     17.243     13.394     11.667      9.174      6.940      9.238     12.500         --
Value at End of Year       17.105     13.013     21.586     17.243     13.394     11.667      9.174      6.940      9.238         --
No. of Units               79,438     83,485    129,163    152,846    151,571    149,497    127,263    126,518     82,992         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259     12.500         --
Value at End of Year       17.633     13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259         --
Ven 7, 8 No. of Units      90,925     95,471    156,114    161,198    132,095    162,689     82,207     56,515     36,533         --
Ven 9 No. of Units         30,131     32,278     47,480     66,540     58,046     61,234     55,818     43,665     48,346         --

Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259     12.500         --
Value at End of Year       17.633     13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259         --
No. of Units               20,035     18,691     20,683     11,604     10,426      8,229      4,546         --        547         --

UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.611     34.118     27.223     21.111     18.366     14.413     10.886     12.500         --         --
Value at End of Year       27.127     20.611     34.118     27.223     21.111     18.366     14.413     10.886         --         --
Ven 22, 20 No. of Units   278,931    328,004    414,891    433,071    420,537    327,327    255,700     55,444         --         --
Ven 24 No. of Units        62,673     65,881     66,225     73,397     65,416     58,295     33,132      1,856         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     20.339     33.736     26.973     20.958     18.270     14.366     10.873     12.500         --         --
Value at End of Year       26.716     20.339     33.736     26.973     20.958     18.270     14.366     10.873         --         --
No. of Units               16,596     23,379     26,950     27,798     35,771     33,611     19,803      2,135         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     20.138     33.452     26.786     20.844     18.198     14.330     10.862     12.500         --         --
Value at End of Year       26.411     20.138     33.452     26.786     20.844     18.198     14.330     10.862         --         --
No. of Units               74,075     76,017     94,666     97,999     85,040     50,626     25,906      9,361         --         --

VALUE TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987
Value at End of Year       23.785     17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182
Ven 22, 20 No. of Units 1,567,682  1,993,547  2,738,144  3,479,009  4,112,215  5,529,440  5,784,403  7,257,711  8,096,012  5,027,319
Ven 24 No. of Units        42,530     48,782     65,009    103,356    105,003    114,024    129,475    157,262    171,629     87,689

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.790     20.263     19.028     15.973     14.419     12.721      9.316     12.262     12.500         --
Value at End of Year       16.381     11.790     20.263     19.028     15.973     14.419     12.721      9.316     12.262         --
No. of Units               25,404     26,314     48,833     58,976     72,774     80,824     76,772     63,985     55,965         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.037     25.882     24.341     20.463     18.500     16.347     11.988     15.804     15.553         --
Value at End of Year       20.861     15.037     25.882     24.341     20.463     18.500     16.347     11.988     15.804         --
No. of Units               63,843     92,292    129,408    157,291    168,658    189,578    207,653    224,097    159,978         --

Venture Prior

                           YEAR      YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                         12/31/09  12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00
                        --------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987
Value at End of Year       23.785     17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182
Ven 7, 8 No. of Units     188,301    242,452    308,190    376,700    435,336    628,519    685,771    924,294  1,115,499         --
Ven 9 No. of Units         93,637    117,902    162,877    199,037    226,613    282,348    360,293    415,649    503,606    421,035

Ven 3 Contracts with no Optional Riders
Value at Start of Year     17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987
Value at End of Year       23.785     17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182
No. of Units               13,232     14,568     21,249     20,983     30,710     45,589     42,511     56,497     53,892     34,559

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year      8.504     14.571     13.648     12.500         --         --         --         --         --         --
Value at End of Year       11.836      8.504     14.571     13.648         --         --         --         --         --         --
Venture No. of Units      123,449    129,860    114,627     24,355         --         --         --         --         --         --
NY Venture No. of Units    18,276     17,557     18,807      3,898         --         --         --         --         --         --

Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.071     20.734     19.469     16.344     14.752     13.004      9.515     12.500         --         --
Value at End of Year       16.758     12.071     20.734     19.469     16.344     14.752     13.004      9.515         --         --
Ven 22, 20 No. of Units   377,567    434,102    499,597    539,785    469,625    550,507    353,383    142,517         --         --
Ven 24 No. of Units        41,206     47,727     60,138     69,861     66,996     57,984     35,681      3,908         --         --

Ven 22, 20 Contracts with GEM
Value at Start of Year     11.911     20.501     19.290     16.226     14.674     12.962      9.503     12.500         --         --
Value at End of Year       16.504     11.911     20.501     19.290     16.226     14.674     12.962      9.503         --         --
No. of Units               10,034     15,573     42,700     43,497     31,187     34,342     27,647      2,569         --         --

Venture 2006 Contracts with Payment Enhancement
Value at Start of Year      8.425     14.486     13.616     12.500         --         --         --         --         --         --
Value at End of Year       11.685      8.425     14.486     13.616         --         --         --         --         --         --
No. of Units               16,142     17,369     14,280      2,153         --         --         --         --         --         --

Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.793     20.329     19.156     16.137     14.616     12.930      9.494     12.500         --         --
Value at End of Year       16.316     11.793     20.329     19.156     16.137     14.616     12.930      9.494         --         --
No. of Units               60,081     61,046     79,599     83,578     83,629     80,202     58,326     22,239         --         --

Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year      8.459     14.523     13.630     12.500         --         --         --         --         --         --
Value at End of Year       11.750      8.459     14.523     13.630         --         --         --         --         --         --
Venture No. of Units       66,869     53,430     60,352     17,895         --         --         --         --         --         --
NY Venture No. of Units     3,618      2,514      2,056         --         --         --         --         --         --         --

Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.833     20.386     19.201     12.500         --         --         --         --         --         --
Value at End of Year       16.379     11.833     20.386     19.201         --         --         --         --         --         --
NY Venture No. of Units       998      1,057      1,014        248         --         --         --         --         --         --

Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     19.469     16.344     14.752         --         --         --         --         --
Value at End of Year           --         --     20.734     19.469     16.344         --         --         --         --         --
Ven 9 No. of Units             --         --        592        593        593         --         --         --         --         --

                                   VERSION C
                        (Wealthmark Variable Annuities)
                         (previously issued contracts)

                                                    Prospectus dated May 3, 2010


                                      LOGO

                           Wealthmark Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in WEALTHMARK flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark Variable Annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Trust or DWS Scudder Funds that corresponds to a Variable Investment Option that we make available on the date of this Prospectus.


JOHN HANCOCK TRUST                          JOHN HANCOCK TRUST                             JOHN HANCOCK TRUST
500 Index Trust B                           Core Strategy Trust                            Mid Cap Index Trust(5)
Active Bond Trust                           Disciplined Diversification Trust              Mid Cap Stock Trust
All Cap Core Trust                          Equity-Income Trust                            Money Market Trust B
American Asset Allocation Trust             Financial Services Trust                       Natural Resources Trust
American Bond Trust                         Franklin Templeton Founding Allocation Trust   Optimized All Cap Trust
American Fundamental Holdings Trust         Fundamental Value Trust                        Optimized Value Trust
American Global Diversification Trust       Global Bond Trust                              Real Estate Securities Trust
American Global Growth Trust                Global Trust                                   Science & Technology Trust
American Global Small Capitalization Trust  Health Sciences Trust                          Short Term Government Income
American Growth Trust                       High Income Trust                              Trust(6)
American Growth-Income Trust                High Yield Trust                               Small Cap Growth Trust
American High-Income Bond Trust             International Core Trust                       Small Cap Index Trust
American International Trust                International Equity Index Trust A(1)          Small Cap Opportunities Trust
American New World Trust                    International Equity Index Trust B             Small Cap Value Trust
Blue Chip Growth Trust                      International Opportunities Trust              Small Company Value Trust
Capital Appreciation Trust                  International Small Company Trust(2)           Strategic Bond Trust
Capital Appreciation Value Trust            International Value Trust                      Total Bond Market Trust A
Core Allocation Trust                       Investment Quality Bond Trust(3)               Total Return Trust
Core Allocation Plus Trust                  Lifestyle Aggressive Trust                     Total Stock Market Index Trust
Core Balanced Trust                         Lifestyle Balanced Trust(4)                    Value Trust
Core Disciplined Diversification Trust      Lifestyle Conservative Trust
Core Fundamental Holdings Trust             Lifestyle Growth Trust                         DWS SCUDDER FUNDS
Core Global Diversification Trust           Lifestyle Moderate Trust                       DWS Equity 500 Index VIP







(1)  Successor to "Pacific Rim Trust."


(2)  Successor to "International Small Cap Trust."


(3)  Substitute for "DWS Core Fixed Income VIP."


(4)  Successor to "Global Allocation Trust."


(5)  Successor to "Mid Cap Intersection Trust."


(6)  Successor to "U.S. Government Securities Trust."


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" Rider (previously known as a "Payment Credit" Rider) for an extra fee. If you did, John Hancock New York will add a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement Rider may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement Rider. The amount of the Payment Enhancement Rider may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement Rider.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)               JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER     MAILING ADDRESS               ANNUITIES SERVICE CENTER      MAILING ADDRESS
164 Corporate Drive          Post Office Box 9505          164 Corporate Drive           Post Office Box 9506
Portsmouth, NH 03801-6815    Portsmouth, NH 03802-9505     Portsmouth, NH 03801-6815     Portsmouth, NH 03802-9506
(617) 663-3000 or            www.jhannuities.com           (877) 391-3748 or             www.jhannuitiesnewyork.com
(800) 344-1029                                             (800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS.....................................  1
II. OVERVIEW.....................................................  4
III. FEE TABLES..................................................  8
  EXAMPLES.......................................................  10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
PORTFOLIOS.......................................................  16
  THE COMPANIES..................................................  16
  THE SEPARATE ACCOUNTS..........................................  16
  THE PORTFOLIOS.................................................  17
  VOTING INTEREST................................................  28
V. DESCRIPTION OF THE CONTRACT...................................  29
  ELIGIBLE PLANS.................................................  29
     Eligibility Restrictions....................................
  ELIGIBLE GROUPS................................................  29
  ACCUMULATION PERIOD PROVISIONS.................................  29
     Purchase Payments...........................................  29
     Payment Enhancement.........................................  30
     Accumulation Units..........................................  31
     Value of Accumulation Units.................................  31
     Net Investment Factor.......................................  31
     Transfers Among Investment Options..........................  32
     Maximum Number of Investment Options........................  33
     Telephone and Electronic Transactions.......................  33
     Special Transfer Services - Dollar Cost Averaging Program...  33
     Special Transfer Services - Asset Rebalancing Program.......  34
     Withdrawals.................................................  34
     Signature Guarantee Requirements for Surrenders and Partial
     Withdrawals.................................................  35
     Special Withdrawal Services - The Income Plan...............  35
     Special Withdrawal Services - The Income Made Easy Program..  35
     Optional Guaranteed Minimum Withdrawal Benefits.............  35
     Optional Enhanced Death Benefits............................  37
  PAY-OUT PERIOD PROVISIONS......................................  38
     General.....................................................  38
     Annuity Options.............................................  38
     Determination of Amount of the First Variable Annuity
     Payment.....................................................  41
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments............................................  42
     Transfers During Pay-out Period.............................  42
     Death Benefit During Pay-out Period.........................  42
     Optional Guaranteed Minimum Income Benefits.................  42
  OTHER CONTRACT PROVISIONS......................................  43
     Right to Review.............................................  43
     Ownership...................................................  43
     Annuitant...................................................  44
     Beneficiary.................................................  44
     Modification................................................  45
     Our Approval................................................  45
     Misstatement and Proof of Age, Sex or Survival..............  45
  FIXED INVESTMENT OPTIONS.......................................  45
VI. CHARGES AND DEDUCTIONS.......................................  48
  WITHDRAWAL CHARGES.............................................  48
  ANNUAL CONTRACT FEE............................................  49
  ASSET-BASED CHARGES............................................  49
     Daily Administration Fee....................................  50
     Mortality and Expense Risks Fee.............................  50
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS.............  50
  PREMIUM TAXES..................................................  51
VII. FEDERAL TAX MATTERS.........................................  52
  INTRODUCTION...................................................  52
  OUR TAX STATUS.................................................  52
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS...................  52
  NONQUALIFIED CONTRACTS.........................................  53
     Undistributed Gains.........................................  53
     Taxation of Annuity Payments................................  53
     Surrenders, Withdrawals and Death Benefits..................  54
     Taxation of Death Benefit Proceeds..........................  54
     Penalty Tax on Premature Distributions......................  55
     Exchanges of Annuity Contracts..............................
     Puerto Rico Nonqualified Contracts..........................  55
     Diversification Requirements................................  55
  QUALIFIED CONTRACTS............................................  56
     Required Minimum Distributions..............................  56
     Penalty Tax on Premature Distributions......................  57
     Rollovers and Transfers.....................................  57
     Section 403(b) Qualified Plans..............................  58
     Puerto Rico Contracts Issued to Fund Retirement Plans.......  59
  SEE YOUR OWN TAX ADVISOR.......................................  59
VIII. GENERAL MATTERS............................................  60
  ASSET ALLOCATION SERVICES......................................  60
  DISTRIBUTION OF CONTRACTS......................................  60
     Standard Compensation.......................................  60
     Revenue Sharing and Additional Compensation.................  60
     Differential Compensation...................................  61
  CONFIRMATION STATEMENTS........................................  61
  REINSURANCE ARRANGEMENTS.......................................  61
  STATEMENTS OF ADDITIONAL INFORMATION...........................  62
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.........  A-1
APPENDIX B: QUALIFIED PLAN TYPES.................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.....................  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS......  D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..........  E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES...................  U-1

                        (Page intentionally left blank.)

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.

ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.

AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The fixed and variable annuity contract described by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. During periods of declining investment performance, Excess Withdrawals may cause substantial reductions to or loss of guaranteed minimum withdrawal benefits. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.


STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and, where applicable, Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.


STEP-UP DATE: The date on which we determine whether a Step-Up could occur.

SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that has been taken to date.


UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.


We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.


WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified Investment Options, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.


   TYPE OF       MINIMUM INITIAL    MINIMUM ADDITIONAL
  CONTRACT      PURCHASE PAYMENT     PURCHASE PAYMENT
Nonqualified         $5,000                 $30
  Qualified          $2,000                 $30



If you purchased a John Hancock New York Contract with the Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?


For Additional Purchase Payments, we currently offer only Variable Investment Options under the Contract.



VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



You bear the investment risk that your Contract Value will increase or decrease to reflect the investment results of the Contract's investment Portfolios. Although a Portfolio may invest in other underlying funds, you will not have the ability to make those investment decisions. If you would prefer a broader range of investment options, you (and your financial advisor) should carefully consider the features of other variable annuity contracts, offered by us or by other life insurance companies, before purchasing a Contract.



FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available for Additional Purchase Payments under the Contract. Also, some Contracts may still be able to transfer existing money from their Variable Investment Options into a Fixed Investment Option. See "V. Description of the Contract - Fixed Investment Options" for additional information. Where available, Fixed Investment Options would earn interest at rates we set. Interest rates would depend upon the length of the guarantee periods of the Fixed Investment Options. Under a Fixed Investment Option, we would guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we make available. Although we do not currently offer a DCA Fixed Investment Option, we may make one available in the future. Please see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging" for details.


HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.


TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "V. Description of the Contract - Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in "Transfers During Pay-out Period."


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may also be subject to income tax and a 10% IRS penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders may not have been available in all states, may not have been available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits
       -  Enhanced Earnings Death Benefit - not offered in New York or
          Washington;
       - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits
       -  Income Plus For Life 12.08;*
       -  Income Plus For Life - Joint Life 12.08;*
       -  Income Plus For Life (Quarterly Step-Up Review);*
       -  Income Plus For Life - Joint Life (Quarterly Step-Up Review);*
       -  Income Plus For Life (Annual Step-Up Review);*
       -  Income Plus For Life - Joint Life (Annual Step-Up Review);*
       -  Principal Plus (formerly known as "Guaranteed Principal Plus");
       - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life");
       -  Principal Plus for Life Plus Automatic Annual Step-Up; and
       -  Principal Returns.

*We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all six Income Plus For Life Riders issued with the Contracts, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; and Income Plus For Life - Joint Life 12.08.

If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits
       -  Guaranteed Retirement Income Benefits - offered by John Hancock USA;
       -  Guaranteed Retirement Income Benefits - offered by John Hancock New
          York.

If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional Rider (formerly known as a "Payment Credit" optional Rider.) Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30,
2004) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001. Once available, it could only be elected at Contract issue and cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.

CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:
       - full or partial withdrawals (including surrenders and systematic withdrawals);
       -  payment of any death benefit proceeds;

       -  periodic payments under one of our annuity payment options;


       -  certain ownership changes; and


       -  any loan, assignment or pledge of the Contract as collateral.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:
       -  the type of the distribution;
       -  when the distribution is made;
       - the nature of any Qualified Plan for which the Contract is being used; and
       -  the circumstances under which the payments are made.


If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible or excludible from income.



A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible or tax-deferred Purchase Payments you made or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, INCLUDING AN IRA, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and a qualified tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, you will be deemed to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.

                                 III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)

First Year                                 6%
Second Year                                6%
Third Year                                 5%
Fourth Year                                5%
Fifth Year                                 4%
Sixth Year                                 3%
Seventh Year                               2%
Thereafter                                 0%
TRANSFER FEE(3)
Maximum Fee                               $25
Current Fee                                $0


                              JOHN HANCOCK NEW YORK

MAXIMUM WITHDRAWAL CHARGE                   WITH PAYMENT     WITHOUT PAYMENT
(as percentage of Purchase Payments)(2)      ENHANCEMENT    ENHANCEMENT RIDER
                                                RIDER
First Year                                       8%                 6%
Second Year                                      8%                 6%
Third Year                                       7%                 5%
Fourth Year                                      7%                 5%
Fifth Year                                       5%                 4%
Sixth Year                                       4%                 3%
Seventh Year                                     3%                 2%
Eighth Year                                      1%                 0%
Thereafter                                       0%                 0%
TRANSFER FEE(3)
Maximum Fee                                      $25               $25
Current Fee                                      $0                 $0


       (1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").
       (2) The charge is taken within the specified period of years measured from the date of payment.

       (3) This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



-------------------------------------------------------------------------------------------------
ANNUAL CONTRACT FEE(1)                                   JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
-------------------------------------------------------------------------------------------------
                                                                $30                  $30
-------------------------------------------------------------------------------------------------
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee(3)                             1.25%                1.25%
Daily Administration Fee - asset based                         0.15%                0.15%
                                                               -----                -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                         1.40%                1.40%
(With No Optional Riders Reflected)
-------------------------------------------------------------------------------------------------

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Enhanced Earnings Death Benefit Fee                   0.20%             not offered
Optional Payment Enhancement Fee(4)                         not offered             0.35%
                                                            -----------             -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                         1.60%                1.75%
(With the Enhanced Earnings Death Benefit and Payment
  Enhancement Fees reflected, as applicable)
-------------------------------------------------------------------------------------------------

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Income Benefit Rider Fee(5)
Guaranteed Retirement Income Benefit II                        0.45%                0.45%
Guaranteed Retirement Income Benefit III                       0.50%             not offered
Accelerated Beneficiary Protection Death Benefit(6)            0.50%             not offered
Optional Guaranteed Minimum Withdrawal Benefit Rider
  Fees
          (as a percentage of Adjusted Guaranteed
  Withdrawal Balance)

-------------------------------------------------------------------------------------------------






                                                                              INCOME PLUS
                                    INCOME PLUS     INCOME PLUS  INCOME PLUS  FOR LIFE -   INCOME PLUS
                        INCOME     FOR LIFE-JOINT    FOR LIFE     FOR LIFE    JOINT LIFE   FOR LIFE -   INCOME PLUS  INCOME PLUS
                       PLUS FOR         LIFE        (QUARTERLY   (QUARTERLY   (QUARTERLY   JOINT LIFE    FOR LIFE     FOR LIFE
                         LIFE      (ANNUAL STEP-      STEP-UP      STEP-UP      STEP-UP    (QUARTERLY      12.08        12.08
                        (ANNUAL      UP REVIEW)       REVIEW)      REVIEW)      REVIEW)      STEP-UP      (issued    (issued in
                        STEP-UP  (not available in    (issued    (issued in     (issued      REVIEW)      outside   New York)(7)
                      REVIEW)(7)    New York)(7)      outside   New York)(7)    outside    (issued in  New York)(7)
                                                   New York)(7)              New York)(7) New York)(7)
--------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee             1.20%          1.20%          1.20%        1.20%        1.20%        1.20%        1.20%        1.20%
 Current Fee             0.60%          0.60%          0.75%        0.70%        0.75%        0.70%        0.85%        0.80%

--------------------------------------------------------------------------------------------------------------------------------





                      INCOME PLUS FOR INCOME PLUS FOR
                      LIFE JOINT LIFE LIFE JOINT LIFE PRINCIPAL PLUS FOR
                           12.08           12.08           LIFE PLUS     PRINCIPAL PLUS FOR Principal Plus(9) Principal Returns(10)
                      (issued outside    (issued in    AUTOMATIC ANNUAL        LIFE(9)
                        New York)(7)    New York)(7)      STEP-UP(8)
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum Fee                1.20%           1.20%            1.20%              0.75%              0.75%               0.95%
 Current Fee                0.85%           0.80%            0.70%              0.40%              0.30%               0.50%
-----------------------------------------------------------------------------------------------------------------------------------



 (1) The $30 annual Contract fee will not be assessed prior to the Maturity Date under a Wealthmark Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.
 (2) A daily charge reflected as a percentage of the Variable Investment
     Options.

 (3) This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.


 (4) This is a daily charge reflected as a percentage of the Variable Investment Options. If you elected the optional Payment Enhancement Rider, the guaranteed rate applicable to any Fixed Investment Options is also reduced by 0.35%.


 (5) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.


 (6) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Accelerated beneficiary Protection Death Benefit.


 (7) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.


 (8) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.

 (9) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.


(10) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.


THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



-------------------------------------------------------------------------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)                 Minimum    Maximum
-------------------------------------------------------------------------------
Range of expenses that are deducted from Portfolio
assets, including management fees, Rule 12b-1 fees, and        0.25%      1.66%
other expenses
-------------------------------------------------------------------------------



EXAMPLES

The following examples are intended to help you compare the cost of investing in the Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark Contracts with optional benefit Riders and Example 3 pertains to Wealthmark Contracts without optional benefit Riders.

EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Income Plus For Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Income Plus For Life Riders. The Income Plus For Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus For Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,010     $1,869     $2,762     $4,994
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  460     $1,408     $2,392     $4,994
period:
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,207     $2,094     $2,920     $5,118
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  475     $1,451     $2,462     $5,118
period:
--------------------------------------------------------------------------------------

EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Principal Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Principal Plus for Life Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $960      $1,717     $2,495     $4,385
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $410      $1,251     $2,116     $4,385
period:
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                $1,157     $1,943     $2,656     $4,513
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time    $  425     $1,294     $2,186     $4,513
period:
--------------------------------------------------------------------------------------



EXAMPLE 3. Maximum Portfolio operating expenses - Wealthmark Contract with previously offered optional benefit Riders

WEALTHMARK CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a Contract with the Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit Rider for John Hancock USA. For John Hancock New York the example assumes the Contract has the previously offered Guaranteed Retirement Income Benefit II optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------------
JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT III
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $934      $1,640     $2,368     $4,133
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $384      $1,171     $1,984     $4,133
period:
--------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------
JOHN HANCOCK NEW YORK
GUARANTEED RETIREMENT INCOME BENEFIT II
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $911      $1,572     $2,258     $3,930
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $360      $1,000     $1,869     $3,930
period:
--------------------------------------------------------------------------------------

EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark Contract with no optional benefit Riders

WEALTHMARK CONTRACT WITH NO OPTIONAL BENEFIT RIDERS: The third example also assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------------
JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS
--------------------------------------------------------------------------------------
                                              1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------------
If you surrender the Contract at the end
of the applicable time period:                 $730      $1,029     $1,311     $1,980
--------------------------------------------------------------------------------------
If you annuitize, or do not surrender the
Contract at the end of the applicable time     $171      $  529     $  911     $1,980
period:
--------------------------------------------------------------------------------------



THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.


The Portfolio available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
500 INDEX B(10)
--------------------------------------------------------------------------------------------------------------
Series NAV              0.47%        0.00%      0.02%       0.00%         0.49%        -0.24%        0.25%
--------------------------------------------------------------------------------------------------------------

ACTIVE BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.60%        0.25%      0.03%       0.00%         0.88%         0.00%        0.88%
--------------------------------------------------------------------------------------------------------------

ALL CAP CORE
--------------------------------------------------------------------------------------------------------------
Series II               0.78%        0.25%      0.04%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------

AMERICAN ASSET
  ALLOCATION(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.31%        0.75%      0.04%       0.00%         1.10%         0.00%        1.10%
--------------------------------------------------------------------------------------------------------------

AMERICAN BOND(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.38%        0.75%      0.04%       0.00%         1.17%         0.00%        1.17%
--------------------------------------------------------------------------------------------------------------

AMERICAN FUNDAMENTAL
  HOLDINGS
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.75%      0.03%       0.37%         1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.75%      0.03%       0.56%         1.38%         0.00%        1.38%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  GROWTH(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.54%        0.75%      0.07%       0.00%         1.36%         0.00%        1.36%
--------------------------------------------------------------------------------------------------------------

AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.72%        0.75%      0.11%       0.00%         1.58%         0.00%        1.58%
--------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.33%        0.75%      0.05%       0.00%         1.13%         0.00%        1.13%
--------------------------------------------------------------------------------------------------------------

AMERICAN GROWTH-
  INCOME(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.28%        0.75%      0.04%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------

AMERICAN HIGH-INCOME
  BOND(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.47%        0.75%      0.10%       0.00%         1.32%         0.00%        1.32%
--------------------------------------------------------------------------------------------------------------

AMERICAN
  INTERNATIONAL(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.50%        0.75%      0.07%       0.00%         1.32%         0.00%        1.32%
--------------------------------------------------------------------------------------------------------------

AMERICAN NEW
  WORLD(2)
--------------------------------------------------------------------------------------------------------------
Series II               0.77%        0.75%      0.14%       0.00%         1.66%         0.00%        1.66%
--------------------------------------------------------------------------------------------------------------

BLUE CHIP GROWTH(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.78%        0.25%      0.03%       0.00%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------------------------------------
Series II               0.72%        0.25%      0.03%       0.00%         1.00%         0.00%        1.00%
--------------------------------------------------------------------------------------------------------------

CAPITAL APPRECIATION
  VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.93%        0.25%      0.07%       0.00%         1.25%         0.00%        1.25%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.25%      0.40%       0.94%         1.64%        -0.33%        1.31%
--------------------------------------------------------------------------------------------------------------

CORE ALLOCATION PLUS
--------------------------------------------------------------------------------------------------------------
Series II               0.91%        0.25%      0.09%       0.00%         1.25%         0.00%        1.25%
--------------------------------------------------------------------------------------------------------------

CORE BALANCED(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.25%      0.26%       0.90%         1.46%        -0.19%        1.27%
--------------------------------------------------------------------------------------------------------------

CORE DISCIPLINED
  DIVERSIFICATION(4)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.25%      0.24%       0.83%         1.37%        -0.17%        1.20%
--------------------------------------------------------------------------------------------------------------

CORE FUNDAMENTAL
  HOLDINGS(5)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.55%      0.14%       0.48%         1.22%        -0.09%        1.13%
--------------------------------------------------------------------------------------------------------------

CORE GLOBAL
  DIVERSIFICATION(5)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.55%      0.14%       0.57%         1.31%        -0.09%        1.22%
--------------------------------------------------------------------------------------------------------------

CORE STRATEGY(6)
--------------------------------------------------------------------------------------------------------------
Series II               0.05%        0.25%      0.03%       0.50%         0.83%        -0.06%        0.77%
--------------------------------------------------------------------------------------------------------------

DISCIPLINED
  DIVERSIFICATION
--------------------------------------------------------------------------------------------------------------
Series II               0.75%        0.25%      0.14%       0.00%         1.14%         0.00%        1.14%
--------------------------------------------------------------------------------------------------------------

EQUITY-INCOME(3)
--------------------------------------------------------------------------------------------------------------
Series II               0.79%        0.25%      0.03%       0.00%         1.07%         0.00%        1.07%
--------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES
--------------------------------------------------------------------------------------------------------------
Series II               0.83%        0.25%      0.08%       0.00%         1.16%         0.00%        1.16%
--------------------------------------------------------------------------------------------------------------

FRANKLIN TEMPLETON
  FOUNDING
  ALLOCATION
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.03%       0.92%         1.24%         0.00%        1.24%
--------------------------------------------------------------------------------------------------------------

FUNDAMENTAL VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.76%        0.25%      0.02%       0.00%         1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------

GLOBAL(7)
--------------------------------------------------------------------------------------------------------------
Series II               0.82%        0.25%      0.09%       0.00%         1.16%        -0.03%        1.13%
--------------------------------------------------------------------------------------------------------------

GLOBAL BOND(8)
--------------------------------------------------------------------------------------------------------------
Series II               0.70%        0.25%      0.07%       0.00%         1.02%         0.00%        1.02%
--------------------------------------------------------------------------------------------------------------

HEALTH SCIENCES
--------------------------------------------------------------------------------------------------------------
Series II               1.05%        0.25%      0.09%       0.00%         1.39%         0.00%        1.39%
--------------------------------------------------------------------------------------------------------------

HIGH INCOME
--------------------------------------------------------------------------------------------------------------
Series II               0.67%        0.25%      0.05%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

HIGH YIELD
--------------------------------------------------------------------------------------------------------------
Series II               0.66%        0.25%      0.04%       0.00%         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  CORE(9)
--------------------------------------------------------------------------------------------------------------
Series II               0.89%        0.25%      0.13%       0.00%         1.27%         0.00%        1.27%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX A
--------------------------------------------------------------------------------------------------------------
Series II               0.53%        0.25%      0.04%       0.00%         0.82%         0.00%        0.82%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY
  INDEX B(10)
--------------------------------------------------------------------------------------------------------------
Series NAV              0.54%        0.00%      0.04%       0.00%         0.58%        -0.24%        0.34%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL
  OPPORTUNITIES(9)
--------------------------------------------------------------------------------------------------------------
Series II               0.88%        0.25%      0.08%       0.00%         1.21%         0.00%        1.21%
--------------------------------------------------------------------------------------------------------------

INTERNATIONAL SMALL
  COMPANY(9)
--------------------------------------------------------------------------------------------------------------
Series II(10)           0.97%        0.25%      0.15%       0.00%         1.37%         0.00%        1.37%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
INTERNATIONAL
  VALUE(8,9)
--------------------------------------------------------------------------------------------------------------
Series NAV              0.82%        0.00%      0.12%       0.00%         0.94%        -0.01%        0.93%
--------------------------------------------------------------------------------------------------------------

INVESTMENT QUALITY
  BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.59%        0.25%      0.06%       0.00%         0.90%         0.00%        0.90%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE AGGRESSIVE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.04%       0.86%         1.19%         0.00%        1.19%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE BALANCED
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.02%       0.73%         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE
  CONSERVATIVE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.03%       0.69%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.03%       0.74%         1.06%         0.00%        1.06%
--------------------------------------------------------------------------------------------------------------

LIFESTYLE MODERATE
--------------------------------------------------------------------------------------------------------------
Series II               0.04%        0.25%      0.03%       0.71%         1.03%         0.00%        1.03%
--------------------------------------------------------------------------------------------------------------

MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.47%        0.25%      0.03%       0.00%         0.75%         0.00%        0.75%
--------------------------------------------------------------------------------------------------------------

MID CAP STOCK
--------------------------------------------------------------------------------------------------------------
Series II               0.84%        0.25%      0.05%       0.00%         1.14%         0.00%        1.14%
--------------------------------------------------------------------------------------------------------------

MONEY MARKET
  B(10,11)
--------------------------------------------------------------------------------------------------------------
Series NAV              0.49%        0.00%      0.04%       0.00%         0.53%        -0.25%        0.28%
--------------------------------------------------------------------------------------------------------------

NATURAL RESOURCES
--------------------------------------------------------------------------------------------------------------
Series II               1.00%        0.25%      0.04%       0.00%         1.29%         0.00%        1.29%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED ALL CAP
--------------------------------------------------------------------------------------------------------------
Series II               0.68%        0.25%      0.02%       0.00%         0.95%         0.00%        0.95%
--------------------------------------------------------------------------------------------------------------

OPTIMIZED VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.69%        0.25%      0.04%       0.00%         0.98%         0.00%        0.98%
--------------------------------------------------------------------------------------------------------------

REAL ESTATE
  SECURITIES
--------------------------------------------------------------------------------------------------------------
Series II               0.70%        0.25%      0.04%       0.00%         0.99%         0.00%        0.99%
--------------------------------------------------------------------------------------------------------------

SCIENCE AND
  TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
Series II               1.05%        0.25%      0.05%       0.00%         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------

SHORT TERM
  GOVERNMENT INCOME
--------------------------------------------------------------------------------------------------------------
Series II(12)           0.57%        0.25%      0.19%       0.00%         1.01%         0.00%        1.01%
--------------------------------------------------------------------------------------------------------------

SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
Series II               1.06%        0.25%      0.04%       0.00%         1.35%         0.00%        1.35%
--------------------------------------------------------------------------------------------------------------

SMALL CAP INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.48%        0.25%      0.03%       0.00%         0.76%         0.00%        0.76%
--------------------------------------------------------------------------------------------------------------

SMALL CAP
  OPPORTUNITIES(8,9)
--------------------------------------------------------------------------------------------------------------
Series II               1.00%        0.25%      0.15%       0.00%         1.40%        -0.08%        1.32%
--------------------------------------------------------------------------------------------------------------

SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.06%        0.25%      0.05%       0.00%         1.36%         0.00%        1.36%
--------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
Series II               1.03%        0.25%      0.05%       0.01%         1.34%         0.00%        1.34%
--------------------------------------------------------------------------------------------------------------

STRATEGIC BOND
--------------------------------------------------------------------------------------------------------------
Series II               0.67%        0.25%      0.05%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

TOTAL BOND MARKET A
--------------------------------------------------------------------------------------------------------------
Series II               0.47%        0.25%      0.03%       0.00%         0.75%         0.00%        0.75%
--------------------------------------------------------------------------------------------------------------

TOTAL RETURN
--------------------------------------------------------------------------------------------------------------
Series II               0.68%        0.25%      0.04%       0.00%         0.97%         0.00%        0.97%
--------------------------------------------------------------------------------------------------------------

TOTAL STOCK MARKET
  INDEX
--------------------------------------------------------------------------------------------------------------
Series II               0.49%        0.25%      0.03%       0.00%         0.77%         0.00%        0.77%
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
VALUE
--------------------------------------------------------------------------------------------------------------
Series II               0.74%        0.25%      0.05%       0.00%         1.04%         0.00%        1.04%
--------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------
                                 DISTRIBUTION             ACQUIRED    TOTAL ANNUAL  CONTRACTUAL
PORTFOLIO/           MANAGEMENT   AND SERVICE   OTHER  PORTFOLIO FEES   OPERATING     EXPENSE    NET OPERATING
SERIES                   FEE     (12B-1) FEES EXPENSES  AND EXPENSES   EXPENSES(1) REIMBURSEMENT    EXPENSES
--------------------------------------------------------------------------------------------------------------
DWS VIT FUNDS:
--------------------------------------------------------------------------------------------------------------
DWS Equity 500 Index
  VIP                   0.20%        0.25%      0.29%(13)   0.00%         0.74%        0.00%         0.74%
--------------------------------------------------------------------------------------------------------------



FOOTNOTES TO EXPENSE TABLE:


 (1) The "Total Annual Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying Portfolios.



 (2) The table reflects the combined fees of the feeder fund and the master fund.



 (3) The advisory fees were restated to reflect the new advisory agreement effective May 1, 2010.



 (4) The Adviser has contractually limited other Portfolio level expenses to 0.07% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



 (5) The Adviser has contractually limited other Portfolio level expenses to 0.05% until April 30, 2011. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, underlying Portfolio expenses, transfer agent and blue sky fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



 (6) The Adviser has contractually agreed to reimburse "Expenses" of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, Portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after April 30, 2011.



 (7) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until April 30, 2011.



 (8) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.08%.



 (9) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.



(10) John Hancock Trust ("JHT") sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company (U.S.A.) and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and John Hancock Investment Management Services, LLC (the "Adviser") as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's "Total Annual Operating Expenses" does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Annual Operating Expenses" includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap will remain in effect until April 30, 2011 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.



(11) "Other Expenses" exclude Extraordinary Expenses incurred during the fiscal year ended December 31, 2009. Had these fees been included, "Other Expenses" would have been 0.05%.



(12) For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.



(13) "Other Expenses" include an administrative services fee paid to the advisor, DIMA, in the amount of 0.10% of average daily net assets.




We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

           IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815.



The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.





The Company incurs obligations under the Contract to guarantee amounts in addition to your Contract Value, such as guaranteed minimum benefit amounts and the Annuity Options, and to the extent that the Company pays such amounts, the payments will come from the Company's general account assets. Also, when you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. You should be aware that the Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions. The Company's financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the Company's general account investments.


THE SEPARATE ACCOUNTS

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We are subsidiaries of Manulife Financial Corporation.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We use our Separate Accounts to support the Variable Investment Options you choose.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.

We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:
       -  the John Hancock Trust; or

       -  DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP."


THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders, where available), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders, where available). We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts (and optional benefit Riders, where available). The requirements we impose may affect both the performance and the availability of Investment Options under the Contract (and optional benefit Riders, where available).



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a Portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2009, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.


The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than those for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the Portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC has retained Deutsche Investment Management Americas Inc. ("DIMA") to provide direct subadvisory consulting services in its management of the Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").





CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUNDS INSURANCE
  SERIES) - ADVISER TO MASTER FUND
     American Asset Allocation Trust              Seeks to provide high total return (including
                                                  income and capital gains) consistent with
                                                  preservation of capital over the long term. To
                                                  do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series Asset
                                                  Allocation Fund, which invests in common
                                                  stocks and other equity securities, bonds and
                                                  other intermediate and long-term debt
                                                  securities, and money market instruments.

     American Bond Trust                          Seeks to maximize current income and preserve
                                                  capital. To do this, the Portfolio invests all
                                                  of its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series Bond
                                                  Fund, which normally invests at least 65% of
                                                  its net assets in investment-grade debt
                                                  securities and up to 35% of its net assets in
                                                  lower rated debt securities.

     American Global Growth Trust                 Seeks to make shareholders' investment grow
                                                  over time. To do this, the Portfolio invests
                                                  all of its assets in Class 1 shares of the
                                                  master fund, the American Funds Insurance
                                                  Series Global Growth Fund, which invests
                                                  primarily in common stocks of companies
                                                  located around the world that the adviser
                                                  believes have potential for growth.

     American Global Small Capitalization         Seeks to make the shareholders' investment
     Trust                                        grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Global Small Capitalization Fund, which
                                                  invests primarily in stocks of smaller
                                                  companies located around the world.

     American Growth Trust                        Seeks to make the shareholders' investment
                                                  grow. To do this, the Portfolio invests all of
                                                  its assets in Class 1 shares of the master
                                                  fund, the American Funds Insurance Series
                                                  Growth Fund, which invests primarily in common
                                                  stocks and seeks to invest in companies that
                                                  appear to offer superior opportunities for
                                                  growth of capital.

     American Growth-Income Trust                 Seeks to make the shareholders' investments
                                                  grow and to provide the shareholder with
                                                  income over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series Growth-Income Fund, which invests
                                                  primarily in common stocks or other securities
                                                  that demonstrate the potential for
                                                  appreciation and/or dividends.

     American High-Income Bond Trust              Seeks to provide a high level of current
                                                  income and, secondarily, capital appreciation.
                                                  To do this, the Portfolio invests all of its
                                                  assets in Class 1 shares of the master fund,
                                                  the American Funds Insurance Series High-
                                                  Income Bond Fund, which invests primarily in
                                                  higher yielding and generally lower quality
                                                  debt securities.

     American International Trust                 Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series International Fund, which invests
                                                  primarily in common stocks of companies
                                                  located outside the U.S. that the adviser
                                                  believes have potential for growth.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)

     American New World Trust                     Seeks to make the shareholders' investment
                                                  grow over time. To do this, the Portfolio
                                                  invests all of its assets in Class 1 shares of
                                                  the master fund, the American Funds Insurance
                                                  Series New World Fund, which invests primarily
                                                  in stocks of companies with significant
                                                  exposure to countries with developing
                                                  economies and/or markets that the adviser
                                                  believes have potential of providing capital
                                                  appreciation.



DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust                     Seeks growth of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in common stocks of companies that are
                                                  principally engaged in financial services.

     Fundamental Value Trust                      Seeks growth of capital. To do this, the
                                                  Portfolio invests primarily in common stocks
                                                  of large-cap U.S. companies with durable
                                                  business models that can be purchased at
                                                  attractive valuations relative to their
                                                  intrinsic value.



DECLARATION MANAGEMENT & RESEARCH LLC
     Total Bond Market Trust A                    Seeks to track the performance of the Barclays
                                                  Capital U.S. Aggregate Bond Index (which
                                                  represents the U.S. investment grade bond
                                                  market). To do this, the Portfolio invests at
                                                  least 80% of its net assets in securities
                                                  listed in the Barclays Capital U.S. Aggregate
                                                  Bond Index.



DECLARATION MANAGEMENT & RESEARCH LLC AND MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC(1)
     Active Bond Trust                            Seeks income and capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in a diversified mix of debt
                                                  securities and instruments with maturity
                                                  durations of approximately 4 to 6 years.



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
     All Cap Core Trust(2)                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests in common stocks and
                                                  other equity securities within all asset
                                                  classes (small-, mid- and large-cap) of those
                                                  included on the Russell 3000 Index. These
                                                  securities may be listed on securities
                                                  exchanges, traded in various over-the-counter
                                                  markets or have no organized markets. The
                                                  Portfolio may also invest in U.S. Government
                                                  securities.

     Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term
                                                  capital appreciation and current income. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities of REITs
                                                  and real estate companies.



DIMENSIONAL FUND ADVISORS LP
     Disciplined Diversification Trust            Seeks total return consisting of capital
                                                  appreciation and current income. To do this,
                                                  the Portfolio invests primarily in equity
                                                  securities and fixed-income securities of
                                                  domestic and international issuers, including
                                                  equities of issuers in emerging markets.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



DIMENSIONAL FUND ADVISORS LP (CONTINUED)

     International Small Company Trust            Seeks long-term capital appreciation. To do
     (successor to International Small Cap        this, the Portfolio invests at least 80% of
     Trust)                                       its net assets in securities of small cap
                                                  companies in the particular markets in which
                                                  the Portfolio invests. The Portfolio will
                                                  primarily invest its assets in equity
                                                  securities of non-U.S. small companies of
                                                  developed markets, but may also hold equity
                                                  securities of companies located in emerging
                                                  markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") AND INVESCO ADVISERS, INC. ("INVESCO ADVISERS")(3)
     Small Cap Opportunities Trust                Seeks long-term capital appreciation. To do
                                                  this, Invesco Advisers invests at least 80% of
                                                  the portion of the Portfolio's net assets it
                                                  manages in equity securities of small-
                                                  capitalization companies; DFA invests the
                                                  portion of the Portfolio's net assets it
                                                  manages in a broad and diverse group of
                                                  readily marketable common stocks of U.S.
                                                  small- and mid-cap companies that it
                                                  determines to be value stocks.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
     International Core Trust                     Seeks high total return. To do this, the
                                                  Portfolio invests at least 80% of its total
                                                  assets in equity investments in companies from
                                                  developed markets outside the U.S.

JENNISON ASSOCIATES LLC
     Capital Appreciation Trust                   Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity and equity-related
                                                  securities of companies that exceed $1 billion
                                                  in capitalization and are attractively valued
                                                  and have above-average growth prospects.

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES,
  LLC
     Core Allocation Trust                        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Core Allocation Plus
                                                  Trust. The Portfolio is a fund-of-funds and is
                                                  also authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Core Balanced Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Balanced Trust. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in other underlying
                                                  Portfolios and investment companies.

     Core Disciplined Diversification Trust       Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in the JHT Disciplined
                                                  Diversification Trust. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

     Franklin Templeton Founding Allocation       Seeks long-term growth of capital. To do this,
     Trust                                        the Portfolio invests primarily in three JHT
                                                  Portfolios: Global Trust, Income Trust and
                                                  Mutual Shares Trust. The Portfolio is a fund-
                                                  of-funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.



                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in common stocks of foreign
                                                  companies of any size that are selected for
                                                  their long-term growth potential.



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.)
  LIMITED
     500 Index Trust B                            Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P 500(R) Index and
                                                  securities that as a group will behave in a
                                                  manner similar to the Index.(4)

     American Fundamental Holdings Trust          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests primarily in four
                                                  Portfolios of the American Funds Insurance
                                                  Series: Bond Fund, Growth Fund, Growth-Income
                                                  Fund, and International Fund. The Portfolio is
                                                  a fund-of-funds and is also authorized to
                                                  invest in six other Portfolios of the American
                                                  Funds Insurance Series as well as other
                                                  underlying Portfolios, investment companies,
                                                  and other types of investments.

     American Global Diversification Trust        Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio invests
                                                  primarily in five Portfolios of the American
                                                  Funds Insurance Series: Bond Fund, Global
                                                  Growth Fund, Global Small Capitalization Fund,
                                                  High-Income Bond Fund, and New World Fund. The
                                                  Portfolio is a fund-of-funds and is also
                                                  authorized to invest in five other Portfolios
                                                  of the American Funds Insurance Series as well
                                                  as other underlying Portfolios, investment
                                                  companies, and other types of investments.

     Core Fundamental Holdings Trust              Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a substantial portion of
                                                  its assets in Portfolios of the American Funds
                                                  Insurance Series. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

     Core Global Diversification Trust            Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests a significant portion of
                                                  its assets, directly or indirectly through
                                                  underlying Portfolios, in securities that are
                                                  located outside the U.S. The Portfolio is a
                                                  fund-of-funds and is also authorized to invest
                                                  in other underlying Portfolios and investment
                                                  companies.

     Core Strategy Trust                          Seeks long-term growth of capital; current
                                                  income is also a consideration. To do this,
                                                  the Portfolio invests approximately 70% of its
                                                  total assets in equity securities and
                                                  Portfolios which invest primarily in equity
                                                  securities and approximately 30% of its total
                                                  assets in fixed-income securities and
                                                  Portfolios which invest primarily in fixed-
                                                  income securities. The Portfolio is a fund-of-
                                                  funds and is also authorized to invest in
                                                  other underlying Portfolios and investment
                                                  companies.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Lifestyle Aggressive Trust                   Seeks long-term growth of capital. Current
                                                  income is not a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 100% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Balanced Trust                     Seeks a balance between a high level of
     (successor to Global Allocation Trust)       current income and growth of capital, with a
                                                  greater emphasis on growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 50% of its
                                                  assets in Portfolios that invest primarily in
                                                  equity securities, and approximately 50% in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities.

     Lifestyle Conservative Trust                 Seeks a high level of current income with some
                                                  consideration given to growth of capital. The
                                                  Portfolio operates as a fund-of-funds and
                                                  normally invests approximately 80% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities, and approximately 20%
                                                  in Portfolios which invest primarily in equity
                                                  securities.

     Lifestyle Growth Trust                       Seeks long-term growth of capital. Current
                                                  income is also a consideration. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 70% of its assets in
                                                  Portfolios which invest primarily in equity
                                                  securities, and approximately 30% of its
                                                  assets in Portfolios which invest primarily in
                                                  fixed-income securities.

     Lifestyle Moderate Trust                     Seeks a balance between a high level of
                                                  current income and growth of capital, with a
                                                  greater emphasis on income. The Portfolio
                                                  operates as a fund-of-funds and normally
                                                  invests approximately 60% of its assets in
                                                  Portfolios which invest primarily in fixed-
                                                  income securities, and approximately 40% of
                                                  its assets in Portfolios which invest
                                                  primarily in equity securities.

     Mid Cap Index Trust                          Seeks to approximate the aggregate total
     (successor to Mid Cap Intersection Trust)    return of a mid cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the S&P MidCap 400(R)
                                                  Index(4) and securities that as a group behave
                                                  in a manner similar to the Index.

     Money Market Trust B                         Seeks to obtain maximum current income
                                                  consistent with preservation of principal and
                                                  liquidity. To do this, the Portfolio invests
                                                  in high quality, U.S. dollar denominated money
                                                  market instruments.

                                                  Note: The returns of the Money Market
                                                  Subaccount in your Contract may become
                                                  extremely low or possibly negative whenever
                                                  the net income earned, if any, by the
                                                  underlying Money Market Portfolio is not
                                                  sufficient to offset the Contract's expense
                                                  deductions.

     Optimized All Cap Trust                      Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities of large-,
                                                  mid- and small-cap U.S. companies with strong
                                                  industry position, leading market share,
                                                  proven management or strong financials.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)

     Optimized Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 65% of
                                                  its total assets in equity securities of U.S.
                                                  companies with the potential for long-term
                                                  growth of capital and a market capitalization
                                                  range at the time of investment equal to the
                                                  Russell 1000(R) Value Index.(5)

     Small Cap Index Trust                        Seeks to approximate the aggregate total
                                                  return of a small cap U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Russell 2000(R) Index(5)
                                                  and securities that will as a group behave in
                                                  a manner similar to the Index.

     Total Stock Market Index Trust               Seeks to approximate the aggregate total
                                                  return of a broad-based U.S. domestic equity
                                                  market index. To do this, the Portfolio
                                                  invests at least 80% of its net assets in the
                                                  common stocks in the Wilshire 5000(R) Total
                                                  Market Index(6 ) and securities that as a
                                                  group will behave in a manner similar to the
                                                  Index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
     High Income Trust                            Seeks high current income; capital
                                                  appreciation is a secondary goal. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in U.S. and foreign fixed-income
                                                  securities that are rated BB/Ba or lower or
                                                  are unrated equivalents.

     Short Term Government Income Trust           Seeks a high level of current income
     (successor to U.S. Government Securities     consistent with preservation of capital.
     Trust)                                       Maintaining a stable share price is a
                                                  secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in
                                                  obligations issued or guaranteed by the U.S.
                                                  government or its agencies, authorities, or
                                                  instrumentalities. Under normal circumstances,
                                                  the Portfolio's effective duration is no more
                                                  than 3 years.



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust                            Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 80% of its net assets in fixed-income
                                                  instruments that are economically tied to at
                                                  least three countries (one of which may be the
                                                  U.S.), which may be represented by futures
                                                  contracts and options on such securities.

     Total Return Trust                           Seeks maximum total return, consistent with
                                                  preservation of capital and prudent investment
                                                  management. To do this, the Portfolio invests
                                                  at least 65% of its total assets in a
                                                  diversified portfolio of fixed-income
                                                  instruments of varying maturities, which may
                                                  be represented by forwards or derivatives.



SSGA FUNDS MANAGEMENT, INC.
     International Equity Index Trust A           Seeks to track the performance of a broad-
     (successor to Pacific Rim Trust)             based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index,(7) or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



SSGA FUNDS MANAGEMENT, INC. (CONTINUED)

     International Equity Index Trust B           Seeks to track the performance of a broad-
                                                  based equity index of foreign companies
                                                  primarily in developed countries and, to a
                                                  lesser extent, in emerging markets. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its assets in securities listed in the Morgan
                                                  Stanley Capital International All Country
                                                  World Excluding U.S. Index,(7) or American
                                                  Depository Receipts or Global Depository
                                                  Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.(8)
     Science & Technology Trust                   Seeks long-term growth of capital. Current
                                                  income is incidental to the Portfolio's
                                                  objective. To do this, the Portfolio invests
                                                  at least 80% of its net assets in the common
                                                  stocks of companies expected to benefit from
                                                  the development, advancement, and/or use of
                                                  science and technology.



T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust                       Seeks to provide long-term growth of capital.
                                                  Current income is a secondary objective. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in the common stocks of large
                                                  and medium-sized blue chip growth companies
                                                  that are well established in their industries
                                                  and have the potential for above-average
                                                  earnings growth.

     Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in
                                                  common stocks of established U.S. companies
                                                  that have above-average potential for capital
                                                  growth. Common stocks typically constitute at
                                                  least 50% of the Portfolio's assets. The
                                                  remaining assets are invested in other
                                                  securities, including convertible securities,
                                                  corporate and government debt, foreign
                                                  securities, futures and options. The Portfolio
                                                  may invest up to 20% of its total assets in
                                                  foreign securities.

     Equity-Income Trust                          Seeks to provide substantial dividend income
                                                  and also long-term growth of capital. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in equity securities, with at
                                                  least 65% in common stocks of well-established
                                                  companies paying above-average dividends.

     Health Sciences Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in common stocks of companies
                                                  engaged in the research, development,
                                                  production, or distribution of products or
                                                  services related to health care, medicine, or
                                                  the life sciences.

     Small Company Value Trust                    Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in small companies whose common stocks
                                                  are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
     Global Trust                                 Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests primarily in the
                                                  equity securities of companies located
                                                  throughout the world, including emerging
                                                  markets.



                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




TEMPLETON INVESTMENT COUNSEL, LLC
     International Value Trust(9)                 Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of companies
                                                  located outside the U.S., including in
                                                  emerging markets.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
     Value Trust                                  Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 65% of its
                                                  total assets in equity securities which are
                                                  believed to be undervalued relative to the
                                                  stock market in general.



WELLINGTON MANAGEMENT COMPANY, LLP
     Core Allocation Plus Trust                   Seeks to provide total return, consisting of
                                                  long-term capital appreciation and current
                                                  income. To do this, the Portfolio invests in
                                                  equity and fixed-income securities of issuers
                                                  located within and outside the U.S.

     Investment Quality Bond Trust                Seeks to provide a high level of current
     (substitute for DWS Core Fixed Income        income consistent with the maintenance of
     VIP)                                         principal and liquidity. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in bonds rated investment grade,
                                                  focusing on corporate bonds and U.S.
                                                  government bonds with intermediate to longer
                                                  term maturities.

     Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in equity securities of medium-sized
                                                  companies with significant capital
                                                  appreciation potential.

     Natural Resources Trust                      Seeks long-term total return. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in equity and equity-related securities
                                                  of natural resource-related companies
                                                  worldwide, including emerging markets.

     Small Cap Growth Trust                       Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to offer above-average potential for
                                                  growth in revenues and earnings.

     Small Cap Value Trust                        Seeks long-term capital appreciation. To do
                                                  this, the Portfolio invests at least 80% of
                                                  its net assets in small-cap companies that are
                                                  believed to be undervalued.



WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust(10)                         Seeks to realize an above-average total return
                                                  over a market cycle of three to five years,
                                                  consistent with reasonable risk. To do this,
                                                  the Portfolio invests at least 80% of its net
                                                  assets in high yield securities, including
                                                  corporate bonds, preferred stocks, U.S.
                                                  government and foreign securities, mortgage-
                                                  backed securities, loan assignments or
                                                  participations, and convertible securities.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the
                      Portfolio, and we list the Portfolios
                           alphabetically by manager.



 The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



WESTERN ASSET MANAGEMENT COMPANY (CONTINUED)

     Strategic Bond Trust(10)                     Seeks a high level of total return consistent
                                                  with preservation of capital. To do this, the
                                                  Portfolio invests at least 80% of its net
                                                  assets in fixed-income securities across a
                                                  range of credit qualities and may invest a
                                                  substantial portion of its assets in
                                                  obligations rated below investment grade.




                            DWS INVESTMENTS VIT FUNDS
    We show the Portfolio's manager in bold above the name of the Portfolio.




DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
     DWS Equity 500 Index VIP(11)                 Seeks to invest at least 80% of its assets in
                                                  stocks of companies included in the Standard &
                                                  Poor's 500(R) Composite Stock Price Index (the
                                                  "S&P 500(R) Index")(5) and in derivative
                                                  instruments, such as futures contracts and
                                                  options, that provide exposure to the stocks
                                                  of companies in the S&P 500(R) Index. The
                                                  Portfolio's securities are weighted to attempt
                                                  to make the Portfolio's total investment
                                                  characteristics similar to those of the S&P
                                                  500(R) Index as a whole.




 (1) The Active Bond Trust is subadvised by Declaration Management & Research LLC and MFC Global Investment Management (U.S.), LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (2) RREEF America L.L.C. provides sub-subadvisory services to DIMA in its management of the All Cap Core Trust and the Real Estate Securities Trust.



 (3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Advisers, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary.



 (4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the range for S&P 500(R) was from $1.4 billion to $307.3 billion, and as of October 31, 2009, the mid cap range for the S&P MidCap 400(R), was from $300 million to $6.6 billion.



 (5) "Russell 2000(R)" and "Russell 1000(R) are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $14 million to $3.62 billion, and as of February 26, 2010, the market capitalization range of the Russell 1000(R) Value Index was from $239 million to $307.3 billion.



 (6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2009, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from less than $1 million to $344 billion.



 (7) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 26, 2010, the market capitalization range of the Index was from $544 million to $197.9 billion.



 (8) The Science and Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC., with each subadviser subadvising approximately one half of the assets of the Portfolio. Since the Portfolio is only rebalanced periodically, the actual percentage of the Portfolio managed by each subadviser will vary. This allocation may be changed at any time.



 (9) The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(10) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.



(11) DWS Equity 500 Index VIP is subadvised by Northern Trust Investments, N.A.

VOTING INTEREST


We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.


During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You instruct us how to vote Portfolio shares.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.



ELIGIBILITY RESTRICTION - SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a new retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan"). For information regarding Contracts issued for use in existing
Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.



BENEFICIARY IRAS. For all Contracts that offered optional Riders, effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (where applicable, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," to determine what optional Riders, if any, were available).



We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.


ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.


ACCUMULATION PERIOD PROVISIONS



Purchase Payments


You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) (only available in New York), the minimum initial Purchase Payment was $10,000.



We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.


John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

       - You purchased your Contract through an exchange under Section 1035 of the Code or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 or Qualified Plan monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

       - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;
       - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;
       - You purchased a Contract that will be used within our Individual 401(k) Program;
       - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004; or


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We impose limits on the minimum amount of Additional Purchase Payments.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:
       - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and
       - the Contract Value at the end of such two year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or the Internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


Payment Enhancement
The optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) was not available for John Hancock New York Contracts issued prior to January 1, 2001 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected the Payment Enhancement Rider is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement Rider was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, the Payment Enhancement was 5%. The Payment Enhancement Rider is funded from John Hancock New York's General Account.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," John Hancock New York would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York would have returned the Purchase Payments if this is greater then the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:
       -  The length of time that you plan to own your Contract;
       -  The frequency, amount and timing of any partial surrenders; and
       -  The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Optional Payment Enhancement Rider was only available in New York.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Internal Revenue Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").

ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT RIDER. If you elected the Payment Enhancement Rider, the Separate Account annual expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement Rider is elected is 8% (as opposed to 6% with no Payment Enhancement Rider) and the withdrawal charge period is 8 years if the Payment Enhancement Rider is elected (as opposed to 7 years with no Payment Enhancement Rider).

Accumulation Units
During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in good order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.


We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:
       - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or
       - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:





       (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and



       (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.



Transfers among Investment Options


During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the restrictions set forth below.



You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see "Telephone and Electronic Transactions," below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios, or (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in "Pay-out Period Provisions - Transfers During Pay-out Period"). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:
       -  restricting the number of transfers made during a defined period;
       -  restricting the dollar amount of transfers;
       - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
       -  restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments.


Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the Internet. You can contact us at the telephone number or Internet address shown on page ii of this Prospectus.



To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the Internet by sending us instructions in a form acceptable to us.



We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

       -  any loss or theft of your password; or
       -  any unauthorized use of your password.


We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.





All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or e-delivery of a confirmation statement of the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


Special Transfer Services - Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or, if available, from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.





Though currently not available, we may make available a DCA Fixed Investment Option in the future. If a DCA Fixed Investment Option were available, you would be able to establish one under the DCA program to make automatic transfers. You would be able to allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elected the DCA Fixed Investment Option, we would credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 We permit you to make certain types of transactions by telephone or electronically through the Internet.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We make available Dollar Cost Averaging and Asset Rebalancing programs.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Fund. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program and your DCA Source Fund selection are suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program

We administer an Asset Rebalancing Program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:
       - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
       - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
       - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. See the Statement of Additional Information for further information regarding the impact of withdrawals from Section 403(b) Qualified Contracts. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.



When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal proportionally from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionally from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any applicable withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Contracts that do not have a guaranteed minimum withdrawal benefit Rider or, where applicable, a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 You may withdraw all or a portion of your Contract Value, but you may incur withdrawal charges and tax liability as a result.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

       - the New York Stock Exchange is closed (other than customary weekend and holiday closings);
       -  trading on the New York Stock Exchange is restricted;

       - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

       - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information ("SAI")).


Signature Guarantee Requirements for Surrenders and Partial Withdrawals
(Not applicable to Contracts issued in New Jersey)
We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:
       - you are requesting that we mail the amount withdrawn to an alternate address; or
       - you have changed your address within 30 days of the withdrawal request; or
       -  you are requesting a withdrawal in the amount of $250,000 or greater.


We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.


Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge, where applicable, will ever apply to an IP withdrawal). If additional withdrawals outside the IP program are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge, where applicable. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges, where applicable. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.


Special Withdrawal Services - The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" in Appendix D for more information.


Optional Guaranteed Minimum Withdrawal Benefits
Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as "Guaranteed Principal Plus") and Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life") optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, Appendix D includes a general description of the Income Plus For Life Series, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. We currently do not make any of our GMWB Riders available for purchase or

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You may make systematic "Income Plan" withdrawals.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
exchange to existing Contract Owners. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period
The Contracts described in this Prospectus provide for the distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date.

AMOUNT OF DEATH BENEFIT. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:
       -  the Contract Value; or
       -  the Minimum Death Benefit.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract.

If the oldest Owner had an attained age of less than 81 years on the Contract Date, the Minimum Death Benefit will be determined as follows:
       - During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.
       - During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where:
          (i) is the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals; and
          (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81.
       - The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.

If the oldest Owner had an attained age of 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:
       (i) is equal to the death benefit prior to the withdrawal; and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

       -  a certified copy of a death certificate; or
       - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
       -  any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and the section titled "Qualified Plan Types" in the Statement of Additional Information).



In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.


We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:




       -  The Beneficiary will become the Owner.


       - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.


       - No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).


       -  We will waive withdrawal charges for all future distributions.


       - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of "spouse" under the federal Defense of Marriage Act (see "Other Contract Provisions - Spouse" below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will be excluded from consideration in the determination of the spouse's death benefit.


       - If the Beneficiary is not the deceased Owner's spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see "VII. Charges and Deductions - Mortality and Expense Risks Fee"). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


       - Alternatively, if the Contract is not a Qualified Contract, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy, beginning within one year after the Owner's death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse. (See "Other Contract
Provisions - Spouse" below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)




A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits
Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:

ENHANCED EARNINGS DEATH BENEFIT. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.



ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. (Not available in New York or Washington.) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.


PAY-OUT PERIOD PROVISIONS

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract's specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90(th) birthday of the oldest Annuitant or the tenth Contract Anniversary ("Default Commencement Date"). You may request a different Annuity Commencement Date (including a date later than the Default Commencement
Date) at any time by written request at least one month before both the current and new Annuity Commencement Dates. Under our current administrative procedures, however, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise.*



NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.


A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as described below. We will determine annuity payments based on the Investment Account value of each Investment Option at the Maturity Date.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a choice of several different ways of receiving annuity payments from us.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

----------
(*) We will deny our consent to a later Annuity Commencement Date based solely upon any current or future legal restrictions imposed by state laws and regulations or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see "VII. Federal Tax
Matters - Qualified Contracts - Required Minimum Distributions").

Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:
       - you will no longer be permitted to make any withdrawals under the Contract;
       - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;
       -  we may not change the Annuity Option or the form of settlement; and
       -  your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10
Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus For Life,

Income Plus For Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life or an Income Plus For Life - Joint Life Rider. For the Income Plus For
Life - Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus For Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:
       - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or
       - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:

       - you purchased a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

       - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:
       - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract; or
       - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:
       - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");
       - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and
       - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.


If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

       A equals the number of Annuity Units used to determine future payments before the commutation;

       B equals the dollar amount requested to be paid out as part of the commutation;

       C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

       D equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a GMWB Rider.



FIXED ANNUITY OPTIONS. Upon death (subject to the distribution of death benefits provisions; see "Death Benefit During Accumulation Period"), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.


We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment
We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments
We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" under "V. Description of the Contract"). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment returns which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period
If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional GMWB Rider. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.


Optional Guaranteed Minimum Income Benefits
Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OTHER CONTRACT PROVISIONS

Right to Review
You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" earlier in this chapter for additional information.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.

(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

Ownership
Prior to the Maturity Date, the Contract Owner is the person designated in your specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


In the case of Nonqualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes (see "VII. Federal Tax Matters"). A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.


GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.




In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge (where applicable) as to any Contract issued after the effective date of the modification. All Contract


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You have a right to cancel your Contract within the permitted time.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 You own the Contract.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract.


ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.


You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.



Before requesting a change of ownership or making an assignment of your Contract, you should consider:




       - A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.




       - A change of ownership may result in termination of any applicable qualified minimum withdrawal benefit guarantee if a Covered Person under the Rider no longer qualifies as such. (If a GMWB Rider was available to you when you purchased your Contract, you can get more information from, (where applicable), Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits.")




       - An addition or substitution of any Contract Owner may result in a reduction of the death benefit. We may Reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a "Purchase Payment" made on the same date for purposes of computing further adjustments to the amount of the death benefit.




       - A change of ownership (or collateral assignment) will be subject to the rights of any irrevocable Beneficiary.




       - You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.




       - Contracts issued to a tax-qualified retirement plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under
          Section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.



We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


Annuitant
The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in your specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts or certificates (where applicable), Treasury Department regulations may limit designations of Beneficiaries.


Spouse
FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Annuitant is either you or someone you designate.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 The Beneficiary is the person you designate to receive the death benefit if you die.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
consult your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).


STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and any applicable market value charge as to any Contracts issued after the effective date of the modification.



Code Section 72(s)


In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an Individual Retirement Account or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of Section 72(s) of the Code, which prescribes certain provisions governing distributions after the death of the Owner.


Our Approval
We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival
We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments. However, you may previously have allocated some or all of your Contract Value to a Fixed Investment Option, and we may, in the future, make Fixed Investment Options available under the Contract, including a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services -- Dollar Cost Averaging Program" for details). A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.



Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:
       A = The guaranteed interest rate on the Investment account.
       B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.
       C = The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:

       -  death of the Owner;
       -  amounts withdrawn to pay fees or charges;
       - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;
       - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period;
       -  amounts withdrawn from a one-year Fixed Investment Option; and
       - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.

In no event will the market value charge:
       - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;
       - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or
       - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."


LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007, in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified
Contracts - Loans" (see "VII. Federal Tax Matters"). The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values, or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and the following Appendices (where applicable): "Optional Enhanced Death Benefits;" "Optional Guaranteed Minimum Withdrawal Benefits;" and/or "Optional Guaranteed Minimum Income Benefit(s)."


WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) Payment Enhancements and earnings attributable to Payment Enhancements, iii) certain other "free withdrawal amounts," described below or iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). In any Contract Year, the free withdrawal amount for that year is the greater of: (i) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and (ii) the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments). We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.


We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

       - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

       - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being "liquidated" by the applicable withdrawal charge percentage shown below:

                            MAXIMUM WITHDRAWAL CHARGE
                     (as a percentage of Purchase Payments)

                     JOHN HANCOCK USA         JOHN HANCOCK NEW YORK               JOHN HANCOCK NEW YORK
                                       (WITHOUT PAYMENT ENHANCEMENT RIDER)  (WITH PAYMENT ENHANCEMENT RIDER)
First Year                  6%                          6%                                 8%
Second Year                 6%                          6%                                 8%
Third Year                  5%                          5%                                 7%
Fourth Year                 5%                          5%                                 7%
Fifth Year                  4%                          4%                                 5%
Sixth Year                  3%                          3%                                 4%
Seventh Year                2%                          2%                                 3%
Eighth Year                 0%                          0%                                 1%
Thereafter                  0%                          0%                                 0%


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administration fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." In the case of group annuity Contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.


Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)


For Venture(R), Venture Vantage(R) and Wealthmark Contracts issued on or after May 1, 2002 and for Venture III(R) Contracts issued on or after May 1, 2006 (in states where approved), any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

       - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);
       -  the confinement began at least one year after the Contract Date;
       -  confinement was prescribed by a "Physician";
       - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and
       - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. THE WAIVER DESCRIBED ABOVE IS NOT AVAILABLE IN ALL STATES AND WAS NOT AVAILABLE FOR CONTRACTS ISSUED PRIOR TO MAY 1, 2002. CERTAIN TERMS MAY VARY DEPENDING ON THE STATE OF ISSUE AS NOTED IN YOUR CONTRACT. WITHDRAWALS MAY BE TAXABLE AND IF MADE PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A 10% PENALTY (SEE "VII. FEDERAL TAX MATTERS").


There are or may be situations other than those described above or elsewhere in the Prospectus (see, e.g., "Reduction or Elimination of Charges and Deductions," below) that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ANNUAL CONTRACT FEE


We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and the Company in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. During the Accumulation Period, we deduct the annual Contract fee on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the last day of any Contract Year, however, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.


ASSET-BASED CHARGES


We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.


Mortality and Expense Risks Fee
The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that any of the following, where applicable, may be insufficient to cover actual expenses: the annual fee, administration charges, distribution charge, or withdrawal charge.


To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.25% of the value of the Variable Investment Options. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. The charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any annuity option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.




REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS
(Not available in New York)



We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:


       - We will consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.


       - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.


       - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


       - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.


       - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

       - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of Group Contracts (where they had been available), we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of sales charges at any time. For further information, contact your registered representative.

PREMIUM TAXES

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


----------------------------------------------------
                               PREMIUM TAX RATE(1)
STATE OR                    QUALIFIED   NONQUALIFIED
TERRITORY                   CONTRACTS     CONTRACTS
CA                            0.50%         2.35%
GUAM                          4.00%         4.00%
ME(2)                         0.00%         2.00%
NV                            0.00%         3.50%
PR                            1.00%         1.00%
SD(2)                         0.00%         1.25%(3)
TX(4)                         0.04%         0.04%
WV                            1.00%         1.00%
WY                            0.00%         1.00%
----------------------------------------------------


                    (1) Based on the state of residence at the time the tax is assessed.
                    (2) We pay premium tax upon receipt of Purchase Payment.
                    (3) 0.80% on Purchase Payments in excess of $500,000.

                    (4) Referred to as a "maintenance fee."



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service ("IRS") rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.


This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT - FEDERAL, STATE, OR LOCAL - OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.


Please see "Qualified Contracts - Conversions and Rollovers to Roth IRAs" below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.


You should consult a qualified tax advisor for information on any optional benefit Rider.


CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Aggregation of Contracts


In certain circumstances, the IRS may determine the amount of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.



For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you buy two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.



The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described above.



Exchanges of Annuity Contracts


We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includible in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit).



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult with your own qualified tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you make a withdrawal from either contract within 12 months after the exchange.



Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons


In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under the Contract, should consult a qualified tax advisor.


Undistributed Gains
Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.


Taxation of Annuity Payments
When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits
When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When there is no gain included in the Contract's value and only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date (or Annuity Commencement Date if earlier) will be a tax-free return of investment, until you have recovered your entire investment in the Contract. Any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent there is gain in the Contract.


Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:
       - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or
       - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

       - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent there is gain in the Contract.


After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:
       - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

       - if distributed in accordance with an existing period certain Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions
There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - attributable to the Contract Owner becoming disabled (as defined in the tax law);
       - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;
       - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;
       -  made under a single-premium immediate annuity contract; or
       - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Nonqualified Contracts

IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from annuity contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements
Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.



The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. However, we do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Health Care and Education Reconciliation Act of 2010


On March 30, 2010, President Barack Obama signed the Health Care and Education Reconciliation Act of 2010 (the "Act") into law. The Act contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning in 2013. The tax will be imposed on an amount equal to the lesser of
(a) "net investment income" or (b) the excess of the taxpayer's modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). "Net investment income," for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term "net investment income" does not include any distribution from a plan or arrangement described in Code Section 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).



You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.



QUALIFIED CONTRACTS
(Contracts Purchased to Fund an Individual Retirement Account or Other Qualified
Plan)



The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the SAI, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a qualified tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Required Minimum Distributions

Treasury Department regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.




Penalty Tax on Premature Distributions
There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:
       - received on or after the date on which the Contract Owner reaches age 59 1/2;
       - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

       - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated Beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has had a severance from employment). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers


If permitted under your plan, you may make a distribution:


       - from a traditional IRA and make a "tax-free rollover" to another traditional IRA;


       - from a traditional IRA and make a "tax-free rollover" to a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;


       - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free rollover" to a traditional IRA; or


       - from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free rollover" to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free rollover" to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in
Section 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA. This type of rollover is taxable. You may make a "tax-free rollover" to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.


Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.


Although we allow a Beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA Beneficiary to purchase any of our optional benefit Riders on that Contract (if one had been available).



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under Section 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts. The former $100,000 adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA does not apply to years after 2009.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.


If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



The adjusted gross income limit for converting traditional IRAs and other qualified retirement accounts to a Roth IRA was repealed effective January 1, 2010. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets without an early distribution penalty at the time of the conversion. However, the early distribution penalty may still apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. However, for 2010 only, unless you elect to include the converted amount in your 2010 income, half of it will be included in your income in 2011 and the other half in 2012. Given the potential for taxation of Roth IRA conversions and early distribution penalties, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.


Section 403(b) Qualified Plans
Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b)

Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and
(d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under
Section 403(b) of the Code and complies with applicable Treasury Department regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").


We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


Loans


We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.



Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES




We are aware that certain third parties may have offered asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY, AND YOU SHOULD BE AWARE THAT FEES PAID FROM YOUR CONTRACT VALUE FOR SUCH SERVICES: (1) ARE TREATED AS WITHDRAWALS UNDER THE TERMS DESCRIBED EARLIER IN THIS PROSPECTUS; AND (2) IF ANY SUCH WITHDRAWALS INCUR A FEE UNDER THE TERMS DESCRIBED IN THIS PROSPECTUS, SUCH FEES WOULD BE SEPARATE AND IN ADDITION TO ANY OTHER FEES PAID UNDER THE CONTRACTS. (See "V. Description of the Contract - Accumulation Period
Provisions - Withdrawals" for information about the treatment of withdrawals under the Contract, and, (where applicable), Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," for information about the treatment of withdrawals under Contracts with our optional guaranteed minimum withdrawal benefit Riders.


DISTRIBUTION OF CONTRACTS

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA").


We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation
In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 We pay compensation for sales of the Contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2009, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation
Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS


We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the confirmation statement, we will deem you to have ratified the transaction. If you are interested in e-delivery of confirmation statements, please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus to find out whether e-delivery is available in your area and, if so, how to register for it.


REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION


Our Statements of Additional Information provide additional information about the Contracts and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus, and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents

General Information and History....................................................   1
Accumulation Unit Value Tables.....................................................   1
Services...........................................................................   1
          Independent Registered Public Accounting Firm............................   1
          Servicing Agent..........................................................   1
          Principal Underwriter....................................................   1
          Special Compensation and Reimbursement Arrangements......................   2
State Variations Regarding Recognition of Same-Sex Couples.........................   5
Qualified Plan Types...............................................................   6
Legal and Regulatory Matters.......................................................   10
Appendix A: Audited Financial Statements...........................................   A-1


Financial Statements

The Statements of Additional Information also contain the Company's financial statements as of the years ended 2008 and 2009, and its Separate Accounts' financial statements as of the year ended 2009 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2009, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement Rider is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     WITHDRAWAL CHARGE
      CONTRACT            HYPOTHETICAL         FREE WITHDRAWAL          PAYMENTS       -------------------------------------------
        YEAR             CONTRACT VALUE            AMOUNT              LIQUIDATED              PERCENT               AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
          2                  $55,000              $5,000(1)              $50,000                 6%                  $3,000
----------------------------------------------------------------------------------------------------------------------------------
          4                  50,500               5,000(2)               45,500                  5%                   2,275
----------------------------------------------------------------------------------------------------------------------------------
          6                  60,000               10,000(3)              50,000                  3%                   1,500
----------------------------------------------------------------------------------------------------------------------------------
          7                  35,000               5,000(4)              45,000(4)                2%                    900
----------------------------------------------------------------------------------------------------------------------------------
          8                  70,000               20,000(5)              50,000                  0%                     0
----------------------------------------------------------------------------------------------------------------------------------


During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

 (1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).
 (2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).
 (3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free withdrawal amount).
 (4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).
 (5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement Rider is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

--------------------------------------------------------------------------------------------------------------------------
                        PARTIAL                                                              WITHDRAWAL CHARGE
    HYPOTHETICAL       WITHDRAWAL      FREE WITHDRAWAL           PAYMENTS       ------------------------------------------
   CONTRACT VALUE      REQUESTED            AMOUNT              LIQUIDATED             PERCENT                AMOUNT
--------------------------------------------------------------------------------------------------------------------------
      $65,000            $2,000           $15,000(1)                $0                    5%                    $0
--------------------------------------------------------------------------------------------------------------------------
       49,000            5,000             3,000(2)               $2,000                  5%                   $100
--------------------------------------------------------------------------------------------------------------------------
       52,000            7,000             4,000(3)               3,000                   5%                   150
--------------------------------------------------------------------------------------------------------------------------
       44,000            8,000               0(4)                 8,000                   5%                   400
--------------------------------------------------------------------------------------------------------------------------


The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

 (1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.
 (2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.
 (3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.
 (4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types


     For more detailed information about these plan types, you may request a
                      Statement of Additional Information.



--------------------------------------------------------------------------------------
     PLAN TYPE
--------------------------------------------------------------------------------------
 TRADITIONAL IRAS   Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual
                    Retirement Annuity or IRA (sometimes referred to as a traditional
                    IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-
                    deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.
                    In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.
--------------------------------------------------------------------------------------
     ROTH IRAS      Section 408A of the Code permits eligible individuals to
                    contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income.
--------------------------------------------------------------------------------------
 SIMPLE IRA PLANS   In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                    $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                    IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
--------------------------------------------------------------------------------------
    SIMPLIFIED      Section 408(k) of the Code allows employers to establish
 EMPLOYEE PENSIONS  simplified employee pension plans for their employees, using the
   (SEP - IRAS)     employees' IRAs for such purposes, if certain criteria are met.
                    Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional
                    IRA.
--------------------------------------------------------------------------------------
  SECTION 403(B)    Section 403(b) of the Code permits public school employees and
  QUALIFIED PLANS   employees of certain types of tax-exempt organizations to have
 OR TAX-SHELTERED   their employers purchase annuity contracts for them and, subject
     ANNUITIES      to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-
                    sheltered annuities." We currently are not offering this Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.
--------------------------------------------------------------------------------------
   CORPORATE AND    Sections 401(a) and 403(a) of the code permit corporate employers
   SELF-EMPLOYED    to establish various types of tax-deferred retirement plans for
    PENSION AND     employees. The Self-Employed Individuals' Tax Retirement Act of
  PROFIT-SHARING    1962, as amended, commonly referred to as "H.R. - 10" or "Keogh,"
  PLANS (H.R. 10    permits self-employed individuals to establish tax-favored
    AND KEOGH)      retirement plans for themselves and their employees. Such
                    retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, but there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
--------------------------------------------------------------------------------------
     DEFERRED       Section 457 of the Code permits employees of state and local
   COMPENSATION     governments and tax-exempt organizations to defer a portion of
  PLANS OF STATE    their compensation without paying current taxes. The employees
     AND LOCAL      must be participants in an eligible deferred compensation plan. A
  GOVERNMENTS AND   Section 457 plan must satisfy several conditions, including the
    TAX-EXEMPT      requirement that it must not permit distributions prior to the
   ORGANIZATIONS    participant's severance from employment (except in the case of an unforeseen emergency). When we make payments under a Section 457
                    Contract, the payment is taxed as ordinary income.
--------------------------------------------------------------------------------------

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" of the Prospectus for information about optional benefit Riders.

The following is a list of the optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

       1.  Enhanced Earnings Death Benefit - Not offered in New York or
       Washington
       2. Accelerated Beneficiary Protection Death Benefit - Not offered in New York or Washington

ENHANCED EARNINGS DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the optional Enhanced Earnings Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings death benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:
       (i)  is equal to the Enhanced Earnings benefit prior to the withdrawal;
       and
       (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings benefit payable on the death of the surviving spouse, the Enhanced Earnings benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings benefit.

Termination of the Enhanced Earnings Death Benefit
The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of
(a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

Enhanced Earnings Fee
A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Subaccount for the Enhanced Earnings Death Benefit.

Qualified Retirement Plans
If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Enhanced Earnings Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the Accelerated Beneficiary Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Accelerated Beneficiary Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once the Accelerated Beneficiary Protection Death Benefit is elected, it is irrevocable. If the Accelerated Beneficiary Protection Death Benefit is elected, the death benefit paid under the Accelerated Beneficiary Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit) is imposed for the Accelerated Beneficiary Protection Death Benefit (see "Accelerated Beneficiary Protection Death Benefit Fee" below). Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Accelerated Beneficiary Protection Death Benefit ("Accelerated Beneficiary Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Accelerated Beneficiary Protection Death Benefit is equal to:

The "Enhanced Earnings Death Benefit" factor plus the greatest of:
       -  the Contract Value;
       -  the Return of Purchase Payments Death Benefit Factor;
       -  the Annual Step-Up Death Benefit Factor; or
       -  the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt, the Accelerated Beneficiary Protection Death Benefit equals the amount described above less Debt under the Contract.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum immediately, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:
       - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract;
       - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;
       - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor.
For purposes of the Accelerated Beneficiary Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see example and "Withdrawal Reductions" below).

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:
       -  The "Earnings Basis" is equal to 150% of $100,000, or $150,000.
       -  "Earnings" is equal to $175,000 minus $150,000, or $25,000.
       - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.


NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).


Annual Step-Up Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).

Graded Death Benefit Factor
For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

-------------------------------------------------
  NUMBER OF COMPLETE YEARS           PAYMENT
    PAYMENT HAS BEEN IN           MULTIPLIER(1)
          CONTRACT
-------------------------------------------------
             0                        100%
-------------------------------------------------
             1                        110%
-------------------------------------------------
             2                        120%
-------------------------------------------------
             3                        130%
-------------------------------------------------
             4                        140%
-------------------------------------------------
             5                        150%
-------------------------------------------------


                (1) If a Purchase Payment is received on or
                    after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

     2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options
At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

Termination of the Accelerated Beneficiary Protection Death Benefit Rider
The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:
       -  the date the Contract terminates;
       -  the Maturity Date; or
       - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and the Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Accelerated Beneficiary Protection Death Benefit Fee
Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans
If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Accelerated Beneficiary Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits

This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:

INCOME PLUS FOR LIFE SERIES RIDERS:
       -  Income Plus For Life 12.08 Series:
            -  Income Plus For Life 12.08
            -  Income Plus For Life - Joint Life 12.08
       -  Income Plus For Life (Quarterly Step-Up Review) Series
            -  Income Plus For Life (Quarterly Step-Up Review)
            -  Income Plus For Life - Joint Life (Quarterly Step-Up Review)
       -  Income Plus For Life (Annual Step-Up Review) Series*
            -  Income Plus For Life (Annual Step-Up Review)
            -  Income Plus For Life - Joint Life (Annual Step-Up Review)

* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life - Joint Life."

PRINCIPAL PLUS FOR LIFE SERIES RIDERS
       -  Principal Plus for Life
       -  Principal Plus for Life Plus Automatic Annual Step-Up

PRINCIPAL PLUS RIDER

PRINCIPAL RETURNS RIDER

If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.

GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.

Forms of Guaranteed Amounts
Our GMWB Riders provide two different types of benefits:

LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.

GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.

The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)
Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.

SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.

For Riders issued with Nonqualified Contracts:
       -  both spouses must be named as co-Owners of the Contract; or
       - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:
       - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and
       -  the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "V. Description of the Contract - Impact of Divorce"). You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Guaranteed Minimum Withdrawal Benefit Riders
You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:
       - the Rider was available for sale in the state where the Contract was sold;
       - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and
       - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract.

ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. We currently do not make any of our GMWB Riders available for purchase or exchange to existing Contract Owners, and we provide no assurance that we will provide such an opportunity in the future.

CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.

Rider Fees
We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:
       -  on the date we determine the death benefit;
       - after the Annuity Commencement Date at the time an Annuity Option begins; or
       -  at full surrender of the Contract; or
       - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.

FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.

Restrictions on Additional Purchase Payments
If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:
       - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:
       - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;
       - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but
       - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.
If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:
       - among the currently available individual Investment Options (see "Available Individual Investment Options" below); or
       - in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).

Subject to our restrictions on frequent trading:
       - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or
       - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.

You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "Accumulation Period Provisions - Withdrawals" on page 35. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:
       -  Core Allocation Trust
       -  Core Balanced Trust
       -  Core Disciplined Diversification Trust
       -  Core Fundamental Holdings Trust
       -  Core Global Diversification Trust
       -  Core Strategy Trust
       -  Lifestyle Balanced Trust
       -  Lifestyle Conservative Trust
       -  Lifestyle Growth Trust (not available with Principal Returns)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       -  Lifestyle Moderate Trust
       -  Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):
       -  American Asset Allocation Trust
       -  American Fundamental Holdings Trust
       -  American Global Diversification Trust
       -  Capital Appreciation Value Trust
       -  Core Allocation Plus Trust
       -  Disciplined Diversification Trust
       - Franklin Templeton Founding Allocation Trust (not available with any Income Plus For Life 12.08 Series and Principal Plus For Life Plus Automatic Annual Step-Up purchased after December 15, 2008)

If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.

If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.

None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following Model Allocation was available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and is restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

RESTRICTED MODEL ALLOCATION FOR A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER:

--------------------------------------------------------------------------------------------------
     MODEL ALLOCATION NAME         MODEL ALLOCATION PERCENTAGE              PORTFOLIO NAME
--------------------------------------------------------------------------------------------------
Fundamental Holdings of America                15%                 American International Trust
 (not available after April 30,
              2009)                            25%                 American Growth Trust
                                               25%                 American Growth-Income Trust
                                               35%                 American Bond Trust
--------------------------------------------------------------------------------------------------

ADDITIONAL RESTRICTED MODEL ALLOCATIONS FOR PRINCIPAL PLUS (formerly known as Guaranteed Principal Plus). If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.

Restricted Model Allocations The following eight Model Allocations were available with Principal Plus for Contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocation.

The Restricted Model Allocations are:

-------------------------------------------------------------------------------------------------------------------
                 MODEL ALLOCATION NAME                   PERCENTAGE OF ALLOCATION           PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------
CONSERVATIVE INCOME STRATEGY                                       64.00%          DWS Core Fixed Income VIP
(formerly, "Scudder Conservative Income Strategy"):                10.00%          Active Bond Trust
                                                                    7.00%          Optimized All Cap Trust
                                                                    6.00%          500 Index Trust B
                                                                    3.00%          International Value Trust
                                                                    2.00%          Total Stock Market Index Trust
                                                                    2.00%          Real Estate Securities Trust
                                                                    2.00%          Small Cap Index Trust
                                                                    1.00%          Optimized Value Trust
                                                                    1.00%          Global Trust
                                                                    1.00%          International Equity Index
                                                                    1.00%          Fundamental Value Trust
-------------------------------------------------------------------------------------------------------------------

GROWTH STRATEGY                                                    23.00%          500 Index Trust B
(formerly, "Scudder Growth Strategy"):                             18.00%          Optimized All Cap Trust
                                                                   14.00%          International Value Trust
                                                                   11.00%          DWS Core Fixed Income VIP
                                                                    8.00%          Fundamental Value Trust
                                                                    6.00%          Optimized Value Trust
                                                                    5.00%          Total Stock Market Index Trust
                                                                    5.00%          Small Cap Index Trust
                                                                    4.00%          Real Estate Securities Trust
                                                                    2.00%          Global Trust
                                                                    2.00%          International Equity Index Trust
                                                                    2.00%          Active Bond Trust
-------------------------------------------------------------------------------------------------------------------

GROWTH & INCOME STRATEGY                                           32.00%          DWS Core Fixed Income VIP
(formerly, "Scudder Growth & Income Strategy"):                    17.00%          500 Index Trust B
                                                                   15.00%          Optimized All Cap Trust
                                                                    9.00%          International Value Trust
                                                                    5.00%          Active Bond Trust
                                                                    4.00%          Total Stock Market Index Trust
                                                                    4.00%          Fundamental Value Trust
                                                                    3.00%          Optimized Value Trust
                                                                    3.00%          Real Estate Securities Trust
                                                                    2.00%          Global Trust
                                                                    2.00%          International Equity Index Trust
                                                                    4.00%          Small Cap Index Trust
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                 MODEL ALLOCATION NAME                   PERCENTAGE OF ALLOCATION           PORTFOLIO NAME
-------------------------------------------------------------------------------------------------------------------
INCOME & GROWTH STRATEGY                                           46.00%          DWS Core Fixed Income VIP
(formerly, "Scudder Income & Growth Strategy"):                    13.00%          Optimized All Cap Trust
                                                                   11.00%          500 Index Trust B
                                                                    7.00%          Active Bond Trust
                                                                    6.00%          International Value Trust
                                                                    3.00%          Total Stock Market Index Trust
                                                                    3.00%          Fundamental Value Trust
                                                                    3.00%          Small Cap Index Trust
                                                                    2.00%          Optimized Value Trust
                                                                    2.00%          Global Trust Series
                                                                    2.00%          International Equity Index Trust
                                                                    2.00%          Real Estate Securities Trust
-------------------------------------------------------------------------------------------------------------------

GROWTH FOCUS:                                                      45.00%          500 Index Trust B
                                                                   40.00%          DWS Core Fixed Income VIP
                                                                   15.00%          Optimized All Cap Trust
-------------------------------------------------------------------------------------------------------------------

SECTOR FOCUS:                                                      40.00%          DWS Core Fixed Income VIP
                                                                   30.00%          Total Stock Market Index Trust
                                                                   15.00%          Real Estate Securities Trust
                                                                   15.00%          Optimized All Cap Trust
-------------------------------------------------------------------------------------------------------------------

US ALL-CAPITALIZATION:                                             40.00%          DWS Core Fixed Income VIP
                                                                   15.00%          500 Index Trust B
                                                                   15.00%          Small Cap Index Trust
                                                                   15.00%          Optimized All Cap Trust
                                                                   15.00%          Mid Cap Index Trust
-------------------------------------------------------------------------------------------------------------------

VALUE FOCUS:                                                       40.00%          DWS Core Fixed Income VIP
                                                                   30.00%          Optimized All Cap Trust
                                                                   15.00%          Optimized Value Trust
                                                                   15.00%          Fundamental Value Trust
-------------------------------------------------------------------------------------------------------------------




          (1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:
       - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;
       - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;
       - limit your ability to transfer between existing Investment Options; and/or
       - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

Increases in Guaranteed Amounts
We may increase the amounts we guarantee under a GMWB Rider as a result of Additional Purchase Payments, Credits and Step-Ups:

ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.

CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.

STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.

We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.

Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders
OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.

Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.

Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.

Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.

EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:
       -  you take withdrawals prior to the Lifetime Income Date, or
       - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.

The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:
       -  you select option A, B or C; and
       - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:
       - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;
       -  reduce the death benefit and other optional benefits; and
       - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "V. Description of the Contract - Special Withdrawal Services - The Income Plan") if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:
       - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or
       - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or
       - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "V. Description of the Contract - Special Withdrawal Services - The Income Plan") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.

SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options
In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."

COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").

When you take withdrawals:
       -  you will have the flexibility to start and stop withdrawals;
       - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);
       - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;
       - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and
       -  you reduce the Contract Value available for annuitization.

When you annuitize:
       -  you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);
       -  your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);
       -  you will no longer have access to the Contract Value; and
       - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations
Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES

Form of Guaranteed Amounts
The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 12.08).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life 12.08 - 5%
       -  Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life
Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).
       - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase

Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:
       - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rates we use to calculate a Ten Year Credit.
       - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

Withdrawals, Distributions and Settlements
We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).

EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000- $5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x
$110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x
$104,747).

EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445
($110,000 - 5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income
Amount is $4,700 (4.50% x $104,445).

The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:
       - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
       - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For
          Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE 12.08. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE 12.08:
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For
Life - Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if:
(a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Rider Fees" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life -- Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  (for Income Plus For Life 12.08) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES

Income Plus For Life (Quarterly Step-Up Review) Series Definitions
The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.

AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:
       - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or
       - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.

ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts
The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Quarterly Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Quarterly Step-Up Review) - 5%
       - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For
          Life - Joint Life (Quarterly Step-Up Review) ); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date
The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:
       -  (for Income Plus For Life (Quarterly Step-Up Review)) you are age
          58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age
          58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate -
            - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:
                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.

            -  For Contracts issued in New York, the Bonus will be equal to:
                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise
                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.
                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:
       - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

       - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. We will not decrease the Annual Credit as a result of a Step-Up and will not increase the Annual Credit as a result of a reduction in the Benefit Base.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.

Ten Year Credit. (not available with NY Income Plus For Life -- Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the "Target Amount" (see below).

THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.

The Target Amount is the greater of:
       - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or
       -  the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.

We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:
       -  (200% x $100,000) + (100% x $25,000) = $225,000; or
       -  200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.

STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:
       -  the Contract Value on that date; and
       - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.

If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:
       -  the Contract Value on the Contract Anniversary; or
       - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life -- Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.

EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:
       - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or
       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract

Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000- $5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 - 4.78% x
$110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976 (4.75% x
$104,747).

For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000- $4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 - 5.05% x
$110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700 (4.50% x
$104,445).

The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized
Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person           automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the
                     Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit
                     Base and will assess the Rider Fee based on the recalculated
                     Benefit Base.

                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credit amounts and
                     Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly
                     Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  ends without any further benefit.
    Person

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life -- Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Rider Fees" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life -- Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Termination of Rider
You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;
       - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;
       - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."

Form of Guaranteed Amounts
Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).

Benefit Base
The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate
The Benefit Rate is:
       -  Income Plus For Life (Annual Step-Up Review) - 5%
       -  Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount
The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:
       - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:
       - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date
The Lifetime Income Date is the date you purchased the Rider if:
       - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age
          59 1/2 (age 61 in New York).
       - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase

Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:
       -  the Lifetime Income Date or
       -  the latest of:
            -  the date of a Purchase Payment that we applied to the Benefit
               Base,
            -  the date of a reduction in the Benefit Base, or
            -  the effective date of a Step-Up.

CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:
       -  Annual Credit Rate:
            - 7% for Riders purchased on or after January 17, 2008 and outside of New York;
            -  6% for Riders purchased before January 17, 2008 or in New York.
       - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.
       - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.
       - Ten Year Credit Period -- The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:
            - the 10(th) Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or
            - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).
       - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).

Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:
       - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or
       -  the Target Amount (see below).

The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).

In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.

Withdrawals, Distributions and Settlements
We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.

EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:
       - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

       - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       -  the Benefit Base minus the Withdrawal Amount.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:
       - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or
       -  the Contract Value immediately after the Excess Withdrawal.

After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:
       - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,
       - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum

Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:
       - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:
            -  the Withdrawal Amount ; divided by
            -  the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized
Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       -  the Contract Value reduces to zero at any time during a Contract Year,
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:
       - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.
       - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.
       - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits
INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE DECEASED   THEN
OWNER IS:         INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
---------------------------------------------------------------------------------------
1.  Not the       -  may continue if the Beneficiary elects to continue the Contract
    Covered          within the time we permit under our administrative rules. We will
    Person and       automatically increase the Benefit Base to equal the initial death
    the              benefit we determine, if the death benefit is greater than the
    Beneficiary      Benefit Base prior to our determination. We will also recalculate
    is the           the Lifetime Income Amount to equal 5% of the recalculated Benefit
    deceased         Base and will assess the Rider Fee based on the recalculated
    Owner's          Benefit Base.
    spouse
                  -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                     Income Amount for the year of withdrawal is still greater than zero.

                  -  continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up
                     Review) fee at that time.

---------------------------------------------------------------------------------------

2.  Not the       -  may continue in the same manner as 1.
    Covered
    Person and    -  enters its Settlement Phase if a subsequent withdrawal would
    the              deplete the Contract Value to zero, and the remaining Lifetime
    Beneficiary      Income Amount for the year of withdrawal is still greater than
    is not           zero.
    the deceased
    Owner's       -  does not continue to be eligible for any Credits and Step-Ups, or
    spouse           a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus
                     For Life (Annual Step-Up Review) fee at that time.

---------------------------------------------------------------------------------------

3.  The Covered   -  ends without any further benefit.
    Person
    and the
    Beneficiary
    is the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  The Covered   -  ends without any further benefit.
    Person
    and the
    Beneficiary
    is not the
    deceased
    Owner's
    spouse

---------------------------------------------------------------------------------------


If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered

Person and continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee (See "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:
       - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and
       - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider
You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;
       -  the date an Annuity Option begins;
       -  the date the Contract Value and the Benefit Base both equal zero;
       -  the death of the Covered Person; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES

Forms of Guaranteed Amounts
Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.

In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life.

Benefit Base
The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.

The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:
       -  Principal Plus - 5.00%
       -  Principal Plus for Life - 5.00%
       -  Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.

Lifetime Income Amount
(Not applicable to Principal Plus)

The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.

We determine the initial Lifetime Income Amount by multiplying:
       -  the Benefit Rate for the Rider (5%); by
       -  the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Lifetime Income Date
(Not applicable to Principal Plus)The Lifetime Income Date is the date you purchased the Rider if:
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.
       - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:
       - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.

In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:
       - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.
       -  in the case of the Lifetime Income Amount, to equal the lesser of:
            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or
            - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.

We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.

CREDITS. The Riders provide the following Credit features:
       -  Credit Rate - 5%.
       -  initial Credit Period
            -  (for Principal Plus) - the first 5 Contract
            -  (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person attains age 80.
            - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.
       - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify for a Credit, we increase the Benefit Base:
       - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements" below); otherwise
       - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.

Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.
       - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).
       - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.
       - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.
       - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the

Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:
       -  (for Principal Plus and Principal Plus for Life) 0.75%, and
       -  (for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.

If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Step-Up Dates. We schedule Step-Up Dates:
       - (for Principal Plus) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6th, 9th etc.), up to and including the 30th Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3(rd) Contract Anniversary after the Contract Date (i.e., the 3(rd), 6th, 9th etc.), up to and including the 30th Contract Anniversary.
       - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3(rd), 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.
       - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.
       - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.

Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).

Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.

If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal

Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or

       -  5% of the greater of: (a) the Contract Value after the withdrawal or
          (b) the new Benefit Base value.


We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:
       -  the Lifetime Income Amount prior to the withdrawal; or
       - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders ) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized
Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:
       - the Contract Value as of the applicable date divided by the Owner's life expectancy; or
       - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.

In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.

SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.

Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:
       - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.
       - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.
       - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.
       - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
IF THE            THEN
BENEFICIARY IS:   PRINCIPAL PLUS:
---------------------------------------------------------------------------------------
1.  The deceased  -  Continues if the Benefit Base is greater than zero.
    Owner's
    spouse        -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                  -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals.
                     Some methods of death benefit distribution may result in
                     distribution amounts in excess of both the Guaranteed Withdrawal
                     Amount and the Life Expectancy Distributions. In such cases, the
                     Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                     Rider).

                  -  Continues to impose the Principal Plus fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest
                     Step-Up Date will be no later than the 30th Contract Anniversary.

---------------------------------------------------------------------------------------

2.  Not the       -  Continues in the same manner as above, except that Principal Plus
    deceased         does not continue to be eligible for any remaining Credits and
    Owner's          Step-Ups, other than the initial Step-Up of the Benefit Base to
    spouse           equal the death benefit, if greater than the Benefit Base prior to the death benefit.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


---------------------------------------------------------------------------------------
                  THEN
IF THE DECEASED   PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC
OWNER IS:         ANNUAL STEP-UP:
---------------------------------------------------------------------------------------
1.  The Covered   -  Does not continue with respect to the Lifetime Income Amount, but
    Person           continues with respect to the Guaranteed Withdrawal Amount if the
    and the          death benefit or the Benefit Base is greater than zero. We will
    Beneficiary      automatically step up the Benefit Base to equal the initial death
    is the           benefit we determine, if greater than the Benefit Base prior to
    deceased         the death benefit.
    Owner's
    spouse        -  Enters the Settlement Phase if a withdrawal would deplete the
                     Contract Value to zero, and the Benefit Base is still greater than zero.

                  -  Continues to impose the Principal Plus for Life fee.

                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------

2.  The Covered   -  Continues in the same manner as 1, except that Principal Plus for
    Person and       Life does not continue to be eligible for any remaining Credits
    the              and Step-Ups, other than the initial Step-Up of the Benefit Base
    Beneficiary      to equal the death benefit, if greater than the Benefit Base prior
    is not           to the death benefit. We will permit the Beneficiary to opt out of
    the deceased     the initial death benefit Step-Up, if any, if we increase the rate
    Owner's          of the Rider fee at that time.
    spouse

---------------------------------------------------------------------------------------

3.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is the           determine the death benefit after the Covered Person has reached
    deceased         his or her Lifetime Income Date.
    Owner's
    spouse

---------------------------------------------------------------------------------------

4.  Not the       -  Continues in the same manner as 1, except that the Rider continues
    Covered          with respect to the Lifetime Income Amount for the Beneficiary. If
    Person and       the Lifetime Income Amount has not been determined prior to the
    the              payment of any portion of the death benefit, we will determine the
    Beneficiary      initial Lifetime Income Amount on an anniversary of the date we
    is not           determine the death benefit after the Covered Person has reached
    the deceased     his or her Lifetime Income Date.
    Owner's
    spouse        -  In this case, does not continue to be eligible for any remaining
                     Bonuses and Step-Ups, other than the initial Step-Up of the
                     Benefit Base to equal the death benefit, if greater than the
                     Benefit Base prior to the death benefit. We will permit the
                     Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

---------------------------------------------------------------------------------------


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:
       -  the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  under Principal Plus, the date the Benefit Base depletes to zero; or

       - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or
       -  under Principal Plus, the Maturity Date under the Contract; or
       - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

FEATURES OF PRINCIPAL RETURNS

Form of Guarantee
The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).

In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.

The Rider does not provide a lifetime income guarantee.

Benefit Base
The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.

The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

Benefit Rate
The Benefit Rate is 8%.

Guaranteed Withdrawal Amount
The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.

Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.

Increases in Guaranteed Amounts
ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:
       -  8% of the Benefit Base immediately after the Purchase Payment; or
       - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.

We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).

ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).
As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:
       -  the amount of your initial Purchase Payments, up to $5 million; or
       - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.

If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.

You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.

STEP-UPS. We schedule Step-Up Dates for the 3(rd), 6(th) and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.

On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.

Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.

Withdrawals, Distributions and Settlements
EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.

IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:
       -  the Contract Value immediately after the withdrawal; or
       - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:
       -  the Guaranteed Withdrawal Amount prior to the withdrawal; or
       -  8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.

PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.

If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:
       - the Contract Value reduces to zero at any time during a Contract Year, and
       -  there were no Excess Withdrawals during that Contract Year, and
       -  the Benefit Base is still greater than zero at the time.

Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:
       -  Continues if the Benefit Base is greater than zero.
       - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.
       - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).
       -  Continues to impose the Rider fee.
       - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.
       - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

Termination of Rider
You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:
       - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or
       -  the date the Benefit Base and the Contract Value both deplete to zero;
          or
       -  the date an Annuity Option under the Contract begins; or
       - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or
       -  termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

       John Hancock USA
       Guaranteed Retirement Income Benefit II
       Guaranteed Retirement Income Benefit III

       John Hancock New York
       Guaranteed Retirement Income Benefit II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits
John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME BENEFIT II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "V. Description of the Contract - Pay-out Period Provisions - Annuity Options").

Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income

Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME BENEFIT RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Benefit II                    0.45%
------------------------------------------------------------------
Guaranteed Retirement Income Benefit III                   0.50%
------------------------------------------------------------------


If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit
A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans
The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit
John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:
       - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and
       - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base
The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

       (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

       (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "V. Description of the Contract - Pay-out Period Provisions - Annuity Options"):
       -  Life Annuity with a 10-Year Period Certain;
       -  Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee
The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

------------------------------------------------------------------
GUARANTEED RETIREMENT INCOME BENEFIT RIDER              ANNUAL FEE
------------------------------------------------------------------
------------------------------------------------------------------
Guaranteed Retirement Income Benefit II                    0.45%
------------------------------------------------------------------

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit
The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:
       - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;
       -  the termination of the Contract for any reason; or
       -  the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans
The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

                 Appendix U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III. Fee Tables" for additional information on these charges.)

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:
       -  Wealthmark Contracts with no optional benefit Riders;
       - Wealthmark Contracts with the Enhanced Earnings optional benefit Rider; and
       -  Wealthmark Contracts with the Payment Enhancement optional benefit
          Rider.

Please note that fees for Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Accelerated Beneficiary Protection Death Benefit and the GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ALL

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

              ACCUMULATION UNIT VALUES- WEALTHMARK VARIABLE ANNUITY

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         7.586    12.249    12.500        --        --        --        --        --        --        --
Value at End of Year           9.452     7.586    12.249        --        --        --        --        --        --        --
Wealthmark No. of Units    2,922,785 3,207,544 3,636,231        --        --        --        --        --        --        --
NY Wealthmark No. of Units   307,062   329,044   351,590        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         7.561    12.233    12.500        --        --        --        --        --        --        --
Value at End of Year           9.401     7.561    12.233        --        --        --        --        --        --        --
No. of Units                 279,773   348,730   405,345        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         7.542    12.221    12.500        --        --        --        --        --        --        --
Value at End of Year           9.364     7.542    12.221        --        --        --        --        --        --        --
No. of Units                  23,398    15,419    22,423        --        --        --        --        --        --        --

ACTIVE BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.643    13.215    13.102        --        --        --        --        --        --        --
Value at End of Year          14.281    11.643    13.215        --        --        --        --        --        --        --
Wealthmark No. of Units      971,902 1,091,044 1,523,314        --        --        --        --        --        --        --
NY Wealthmark No. of Units    98,003    99,021   132,962        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.558    13.145    13.049        --        --        --        --        --        --        --
Value at End of Year          14.148    11.558    13.145        --        --        --        --        --        --        --
No. of Units                 107,803   118,420   170,957        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        11.494    13.092    13.010        --        --        --        --        --        --        --
Value at End of Year          14.049    11.494    13.092        --        --        --        --        --        --        --
No. of Units                  14,673    22,155    25,839        --        --        --        --        --        --        --

AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET
INDEX TRUST EFF 5-03-2007)
SERIES I SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    22.370    19.416    15.897    13.751    12.500        --        --
Value at End of Year              --        --        --    27.677    22.370    19.416    15.897    13.751        --        --
Wealthmark No. of Units           --        --        --   120,435   135,340   114,215    10,468       437        --        --
NY Wealthmark No. of Units        --        --        --     6,605     7,051     6,060     2,979        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    22.226    19.330    15.936    13.757    12.500        --        --
Value at End of Year              --        --        --    27.444    22.226    19.330    15.936    13.757        --        --
No. of Units                      --        --        --    10,897     9,657    12,340   101,580     5,495        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    22.119    19.265    15.868    15.313        --        --        --
Value at End of Year              --        --        --    27.271    22.119    19.265    15.868        --        --        --
No. of Units                      --        --        --     6,361     4,357     3,130       469        --        --        --

ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS S SHARES
(units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    16.440    17.795    14.956    12.799    12.500        --        --
Value at End of Year              --        --        --    16.936    16.440    17.795    14.956    12.799        --        --
Wealthmark No. of Units           --        --        -- 1,018,005 1,106,591   249,717    83,239     1,097        --        --
NY Wealthmark No. of Units        --        --        --    90,811    90,815    18,238    28,262        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    16.334    17.716    14.993    12.805    12.500        --        --
Value at End of Year              --        --        --    16.793    16.334    17.716    14.993    12.805        --        --
No. of Units                      --        --        --    67,370    70,552    50,751   926,293    16,012        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    16.255    17.657    14.928    14.466        --        --        --
Value at End of Year              --        --        --    16.687    16.255    17.657    14.928        --        --        --
No. of Units                      --        --        --    12,792    13,021     2,700     3,872        --        --        --

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    20.032    15.415    16.684    12.629    12.500        --        --
Value at End of Year              --        --        --    23.500    20.032    15.415    16.684    12.629        --        --
Wealthmark No. of Units           --        --        --   243,915   223,849 1,218,218    31,250       811        --        --
NY Wealthmark No. of Units        --        --        --    20,475    18,632    99,652     6,335        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    19.903    15.346    16.725    12.635    12.500        --        --
Value at End of Year              --        --        --    23.302    19.903    15.346    16.725    12.635        --        --
No. of Units                      --        --        --    44,618    50,877    93,621   178,102    13,628        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    19.807    15.295    16.653    16.292        --        --        --
Value at End of Year              --        --        --    23.155    19.807    15.295    16.653        --        --        --
No. of Units                      --        --        --       654     1,678    21,538     2,700        --        --        --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.360    19.122    20.097        --        --        --        --        --        --        --
Value at End of Year          14.368    11.360    19.122        --        --        --        --        --        --        --
Wealthmark No. of Units      177,068   201,654   265,205        --        --        --        --        --        --        --
NY Wealthmark No. of Units    20,251    22,565    22,780        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.210    18.908    19.898        --        --        --        --        --        --        --
Value at End of Year          14.150    11.210    18.908        --        --        --        --        --        --        --
No. of Units                  41,864    43,910    44,286        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --    18.749    19.750        --        --        --        --        --        --        --
Value at End of Year              --    11.099    18.749        --        --        --        --        --        --        --
No. of Units                      --       858       859        --        --        --        --        --        --        --

AMERICAN ASSET ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.317    16.357    17.629        --        --        --        --        --        --        --
Value at End of Year          13.756    11.317    16.357        --        --        --        --        --        --        --
Wealthmark No. of Units      185,943   181,553   115,332        --        --        --        --        --        --        --
NY Wealthmark No. of Units    12,418    10,846     6,562        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.063    17.471    17.629        --        --        --        --        --        --        --
Value at End of Year          14.634    12.063    17.471        --        --        --        --        --        --        --
No. of Units                  22,928    13,273     8,197        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.033    17.453    17.629        --        --        --        --        --        --        --
Value at End of Year          14.576    12.033    17.453        --        --        --        --        --        --        --
No. of Units                     654       668     3,249        --        --        --        --        --        --        --

AMERICAN BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.749    13.212    13.263        --        --        --        --        --        --        --
Value at End of Year          12.967    11.749    13.212        --        --        --        --        --        --        --
Wealthmark No. of Units       94,743    65,310    31,935        --        --        --        --        --        --        --
NY Wealthmark No. of Units     1,617     3,487       437        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.669    13.149    13.216        --        --        --        --        --        --        --
Value at End of Year          12.853    11.669    13.149        --        --        --        --        --        --        --
No. of Units                  21,104    19,332    29,323        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    13.181        --        --        --        --        --        --        --
Value at End of Year              --        --    13.101        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         8.553    12.565    12.500        --        --        --        --        --        --        --
Value at End of Year          10.684     8.553    12.565        --        --        --        --        --        --        --
Wealthmark No. of Units       46,477    23,616     3,209        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         8.533    12.561    12.500        --        --        --        --        --        --        --
Value at End of Year          10.639     8.533    12.561        --        --        --        --        --        --        --
No. of Units                   7,111        --     3,245        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    12.500        --        --        --        --        --        --        --
Value at End of Year              --        --    12.559        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

AMERICAN GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         8.068    12.560    12.500        --        --        --        --        --        --        --
Value at End of Year          10.843     8.068    12.560        --        --        --        --        --        --        --
Wealthmark No. of Units      126,302   151,381   137,616        --        --        --        --        --        --        --
NY Wealthmark No. of Units       528       389     3,249        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         8.050    12.557    12.500        --        --        --        --        --        --        --
Value at End of Year          10.797     8.050    12.557        --        --        --        --        --        --        --
No. of Units                   4,226     8,082     8,198        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         8.036    12.554    12.500        --        --        --        --        --        --        --
Value at End of Year          10.762     8.036    12.554        --        --        --        --        --        --        --
No. of Units                   2,999     3,997        --        --        --        --        --        --        --        --

AMERICAN GLOBAL GROWTH TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         7.999    13.230    13.002        --        --        --        --        --        --        --
Value at End of Year          11.155     7.999    13.230        --        --        --        --        --        --        --
Wealthmark No. of Units      155,942    76,034     8,792        --        --        --        --        --        --        --
NY Wealthmark No. of Units     4,875     4,100     2,565        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         7.972    13.212    12.988        --        --        --        --        --        --        --
Value at End of Year          11.095     7.972    13.212        --        --        --        --        --        --        --
No. of Units                  53,819     5,494       224        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --    13.199    12.978        --        --        --        --        --        --        --
Value at End of Year              --     7.952    13.199        --        --        --        --        --        --        --
No. of Units                      --     5,205        --        --        --        --        --        --        --        --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         6.152    13.502    13.928        --        --        --        --        --        --        --
Value at End of Year           9.732     6.152    13.502        --        --        --        --        --        --        --
Wealthmark No. of Units       76,519    29,674     1,024        --        --        --        --        --        --        --
NY Wealthmark No. of Units     8,024     1,633        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         6.131    13.484    13.913        --        --        --        --        --        --        --
Value at End of Year           9.680     6.131    13.484        --        --        --        --        --        --        --
No. of Units                   3,943     3,391        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    13.902        --        --        --        --        --        --        --
Value at End of Year              --        --    13.471        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        12.570    22.879    22.163        --        --        --        --        --        --        --
Value at End of Year          17.190    12.570    22.879        --        --        --        --        --        --        --
Wealthmark No. of Units      311,615   337,855   233,294        --        --        --        --        --        --        --
NY Wealthmark No. of Units     4,831       657     2,086        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.429    22.667    21.987        --        --        --        --        --        --        --
Value at End of Year          16.962    12.429    22.667        --        --        --        --        --        --        --
No. of Units                  16,379    16,504    17,785        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.323    22.509    21.855        --        --        --        --        --        --        --
Value at End of Year          16.793    12.323    22.509        --        --        --        --        --        --        --
No. of Units                   4,192     1,512        --        --        --        --        --        --        --        --

AMERICAN GROWTH-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        12.283    20.147    20.629        --        --        --        --        --        --        --
Value at End of Year          15.827    12.283    20.147        --        --        --        --        --        --        --
Wealthmark No. of Units      184,200   157,491   120,574        --        --        --        --        --        --        --
NY Wealthmark No. of Units     2,025       471       485        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.145    19.960    20.465        --        --        --        --        --        --        --
Value at End of Year          15.617    12.145    19.960        --        --        --        --        --        --        --
No. of Units                   8,474     5,663     6,861        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --    19.821    20.343        --        --        --        --        --        --        --
Value at End of Year              --    12.042    19.821        --        --        --        --        --        --        --
No. of Units                      --     3,482        --        --        --        --        --        --        --        --

AMERICAN HIGH-INCOME BOND TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         8.925    11.971    12.119        --        --        --        --        --        --        --
Value at End of Year          12.182     8.925    11.971        --        --        --        --        --        --        --
Wealthmark No. of Units       49,348    40,050        --        --        --        --        --        --        --        --
NY Wealthmark No. of Units       319        --        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         8.895    11.955    12.106        --        --        --        --        --        --        --
Value at End of Year          12.117     8.895    11.955        --        --        --        --        --        --        --
No. of Units                     968        30        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         8.873    11.943    12.096        --        --        --        --        --        --        --
Value at End of Year          12.069     8.873    11.943        --        --        --        --        --        --        --
No. of Units                  12,213     5,188        --        --        --        --        --        --        --        --

AMERICAN INTERNATIONAL TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        17.954    31.650    29.234        --        --        --        --        --        --        --
Value at End of Year          25.212    17.954    31.650        --        --        --        --        --        --        --
Wealthmark No. of Units       95,807    99,122    57,428        --        --        --        --        --        --        --
NY Wealthmark No. of Units     5,793     3,013     2,502        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        17.751    31.357    29.001        --        --        --        --        --        --        --
Value at End of Year          24.878    17.751    31.357        --        --        --        --        --        --        --
No. of Units                   5,599     5,146     6,121        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        17.601    31.139    28.828        --        --        --        --        --        --        --
Value at End of Year          24.631    17.601    31.139        --        --        --        --        --        --        --
No. of Units                     484       494        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN NEW WORLD TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         8.440    14.927    14.478        --        --        --        --        --        --        --
Value at End of Year          12.385     8.440    14.927        --        --        --        --        --        --        --
Wealthmark No. of Units      162,316    83,526    57,170        --        --        --        --        --        --        --
NY Wealthmark No. of Units     3,017     1,218        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         8.412    14.907    14.463        --        --        --        --        --        --        --
Value at End of Year          12.319     8.412    14.907        --        --        --        --        --        --        --
No. of Units                   7,244     4,273     2,781        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    14.451        --        --        --        --        --        --        --
Value at End of Year              --        --    14.892        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

BLUE CHIP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         9.816    17.353    16.755        --        --        --        --        --        --        --
Value at End of Year          13.800     9.816    17.353        --        --        --        --        --        --        --
Wealthmark No. of Units      100,396    74,008    58,233        --        --        --        --        --        --        --
NY Wealthmark No. of Units     1,921        97       102        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         9.687    17.158    16.589        --        --        --        --        --        --        --
Value at End of Year          13.591     9.687    17.158        --        --        --        --        --        --        --
No. of Units                  18,547    14,882     9,460        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         9.591    17.014    16.465        --        --        --        --        --        --        --
Value at End of Year          13.436     9.591    17.014        --        --        --        --        --        --        --
No. of Units                  20,878     1,664     3,305        --        --        --        --        --        --        --

CAPITAL APPRECIATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        10.059    16.285    15.434        --        --        --        --        --        --        --
Value at End of Year          14.090    10.059    16.285        --        --        --        --        --        --        --
Wealthmark No. of Units       45,500    27,162    29,780        --        --        --        --        --        --        --
NY Wealthmark No. of Units     1,179        --        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         9.926    16.102    15.281        --        --        --        --        --        --        --
Value at End of Year          13.876     9.926    16.102        --        --        --        --        --        --        --
No. of Units                     540       747       151        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    15.168        --        --        --        --        --        --        --
Value at End of Year              --        --    15.967        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

CAPITAL APPRECIATION VALUE TRUST - CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year         9.068    12.500        --        --        --        --        --        --        --        --
Value at End of Year          11.610     9.068        --        --        --        --        --        --        --        --
Wealthmark No. of Units       82,370    49,851        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          11.574        --        --        --        --        --        --        --        --        --
No. of Units                   4,244        --        --        --        --        --        --        --        --        --

CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 5-1-2009) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year            --    14.564    18.048        --        --        --        --        --        --        --
Value at End of Year              --     7.801    14.564        --        --        --        --        --        --        --
Wealthmark No. of Units           --     6,024     6,400        --        --        --        --        --        --        --
NY Wealthmark No. of Units        --     1,107        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Wealthmark Contracts with EER
Value at Start of Year            --    14.458    17.940        --        --        --        --        --        --        --
Value at End of Year              --     7.728    14.458        --        --        --        --        --        --        --
No. of Units                      --     1,138       187        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    17.859        --        --        --        --        --        --        --
Value at End of Year              --        --    14.379        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

CORE ALLOCATION PLUS TRUST - CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year         8.750    12.500        --        --        --        --        --        --        --        --
Value at End of Year          10.794     8.750        --        --        --        --        --        --        --        --
Wealthmark No. of Units        1,337     1,101        --        --        --        --        --        --        --        --

CORE ALLOCATION TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          15.037        --        --        --        --        --        --        --        --        --
Wealthmark No. of Units          160        --        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --        --        --        --        --        --        --
Value at End of Year          15.017        --        --        --        --        --        --        --        --        --
No. of Units                   4,439        --        --        --        --        --        --        --        --        --

CORE DISCIPLINED DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          15.396        --        --        --        --        --        --        --        --        --
Wealthmark No. of Units        2,204        --        --        --        --        --        --        --        --        --

CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 5-1-2009) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year            --    14.282    16.161        --        --        --        --        --        --        --
Value at End of Year              --     6.395    14.282        --        --        --        --        --        --        --
Wealthmark No. of Units           --     3,201     4,438        --        --        --        --        --        --        --
NY Wealthmark No. of Units        --     1,575        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --    14.178    16.064        --        --        --        --        --        --        --
Value at End of Year              --     6.335    14.178        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    15.992        --        --        --        --        --        --        --
Value at End of Year              --        --    14.100        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

CORE FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          14.708        --        --        --        --        --        --        --        --        --
Wealthmark No. of Units        2,573        --        --        --        --        --        --        --        --        --

CORE GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 5-01-2009)
Contracts with no Optional Benefits
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          15.203        --        --        --        --        --        --        --        --        --
Wealthmark No. of Units       12,047        --        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          15.168        --        --        --        --        --        --        --        --        --
No. of Units                   2,991        --        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    26.313    22.974    19.698    13.555    12.500        --        --
Value at End of Year              --        --        --    29.374    26.313    22.974    19.698    13.555        --        --
Wealthmark No. of Units           --        --        --    55,414    54,354    33,475     5,433        96        --        --
NY Wealthmark No. of Units        --        --        --     6,841     4,834     4,823     1,607        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    26.143    22.871    19.746    13.561    12.500        --        --
Value at End of Year              --        --        --    29.127    26.143    22.871    19.746    13.561        --        --
No. of Units                      --        --        --     6,938     8,631     6,869    17,980       362        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    26.017    22.795    19.673    19.536        --        --        --
Value at End of Year              --        --        --    28.943    26.017    22.795    19.673        --        --        --
No. of Units                      --        --        --        39       828        40        --        --        --        --

CREDIT SUISSE TRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) -
NAV SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    29.224    23.164    18.757    13.340    12.500        --        --
Value at End of Year              --        --        --    38.189    29.224    23.164    18.757    13.340        --        --
Wealthmark No. of Units           --        --        --   238,035   228,309   199,080    21,105       334        --        --
NY Wealthmark No. of Units        --        --        --    15,704    13,835     9,923     5,470        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    29.036    23.061    18.803    13.346    12.500        --        --
Value at End of Year              --        --        --    37.867    29.036    23.061    18.803    13.346        --        --
No. of Units                      --        --        --    28,113    34,002    30,867   132,213     2,871        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    28.895    22.984    18.722    18.236        --        --        --
Value at End of Year              --        --        --    37.628    28.895    22.984    18.722        --        --        --
No. of Units                      --        --        --     1,532     5,656     5,353       135        --        --        --

CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        10.299    14.206    14.216        --        --        --        --        --        --        --
Value at End of Year          12.355    10.299    14.206        --        --        --        --        --        --        --
Wealthmark No. of Units    1,370,869 1,491,545 2,074,880        --        --        --        --        --        --        --
NY Wealthmark No. of Units   150,599   153,095   179,933        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        10.240    14.152    14.182        --        --        --        --        --        --        --
Value at End of Year          12.260    10.240    14.152        --        --        --        --        --        --        --
No. of Units                  85,624    97,717   138,126        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        10.196    14.113    14.156        --        --        --        --        --        --        --
Value at End of Year          12.189    10.196    14.113        --        --        --        --        --        --        --
No. of Units                  11,546    11,660    19,836        --        --        --        --        --        --        --

DISCIPLINED DIVERSIFICATION TRUST -CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year         9.134        --        --        --        --        --        --        --        --        --
Value at End of Year          11.435     9.134        --        --        --        --        --        --        --        --
Wealthmark No. of Units        7,697     6,053        --        --        --        --        --        --        --        --

DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-2007) - SERVICE SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    21.723    20.221    17.908    13.840    12.500        --        --
Value at End of Year              --        --        --    23.066    21.723    20.221    17.908    13.840        --        --
Wealthmark No. of Units           --        --        --   886,682   938,985   932,611    74,493     3,146        --        --
NY Wealthmark No. of Units        --        --        --    78,123    78,833    76,549    29,002        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    21.583    20.131    17.952    13.846    12.500        --        --
Value at End of Year              --        --        --    22.871    21.583    20.131    17.952    13.846        --        --
No. of Units                      --        --        --    89,683    92,859    93,694   657,053    30,194        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    21.478    20.064    17.875    17.221        --        --        --
Value at End of Year              --        --        --    22.727    21.478    20.064    17.875        --        --        --
No. of Units                      --        --        --    22,517    24,638    25,374     7,461        --        --        --

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-2007) (NOW OPTIMIZED
ALL CAP TRUST) - SERVICE SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    18.179    17.837    17.033    13.763    12.500        --        --
Value at End of Year              --        --        --    19.533    18.179    17.837    17.033    13.763        --        --
Wealthmark No. of Units           --        --        --    49,211    68,128    71,576     8,876     1,348        --        --
NY Wealthmark No. of Units        --        --        --     3,964     5,407     5,595       390        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    18.062    17.757    17.075    13.770    12.500        --        --
Value at End of Year              --        --        --    19.369    18.062    17.757    17.075    13.770        --        --
No. of Units                      --        --        --     7,476     7,533     9,070    58,272     4,103        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    17.975    17.698    17.012    16.751        --        --        --
Value at End of Year              --        --        --    19.246    17.975    17.698    17.012        --        --        --
No. of Units                      --        --        --     2,138     2,139     2,141        --        --        --        --

DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    16.429    16.034    15.250    13.182    12.500        --        --
Value at End of Year              --        --        --    17.792    16.429    16.034    15.250    13.182        --        --
Wealthmark No. of Units           --        --        --   651,852   710,666   722,056    63,630     3,229        --        --
NY Wealthmark No. of Units        --        --        --    59,451    60,602    97,891    31,793        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    16.323    15.963    15.288    13.188    12.500        --        --
Value at End of Year              --        --        --    17.642    16.323    15.963    15.288    13.188        --        --
No. of Units                      --        --        --    65,263    70,550    68,982   581,153    17,638        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    16.244    15.909    15.222    15.094        --        --        --
Value at End of Year              --        --        --    17.531    16.244    15.909    15.222        --        --        --
No. of Units                      --        --        --     4,454    12,190    11,417     3,314        --        --        --

DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    20.772    19.204    16.813    13.477    12.500        --        --
Value at End of Year              --        --        --    23.594    20.772    19.204    16.813    13.477        --        --
Wealthmark No. of Units           --        --        --   646,728   650,218   654,816    80,970     2,554        --        --
NY Wealthmark No. of Units        --        --        --    73,566    68,510    62,986    20,784        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    20.638    19.119    16.854    13.483    12.500        --        --
Value at End of Year              --        --        --    23.396    20.638    19.119    16.854    13.483        --        --
No. of Units                      --        --        --    79,298    89,385   105,356   444,499    17,806        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    20.538    19.055    17.254    16.789        --        --        --
Value at End of Year              --        --        --    23.248    20.538    19.055    17.254        --        --        --
No. of Units                      --        --        --     7,356     3,769     4,039       216        --        --        --

DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-2007) (NOW TOTAL BOND MARKET
TRUST A) - CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    12.547    12.500        --        --        --        --        --
Value at End of Year              --        --        --    12.908    12.547        --        --        --        --        --
Wealthmark No. of Units           --        --        --    14,678     7,352        --        --        --        --        --
NY Wealthmark No. of Units        --        --        --     2,180     1,939        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Wealthmark Contracts with EER
Value at Start of Year            --        --        --    12.530        --        --        --        --        --        --
Value at End of Year              --        --        --    12.865        --        --        --        --        --        --
No. of Units                      --        --        --     6,867        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    12.517        --        --        --        --        --        --
Value at End of Year              --        --        --    12.833        --        --        --        --        --        --
No. of Units                      --        --        --     3,484        --        --        --        --        --        --

DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    19.358    18.090    17.015    13.666    12.500        --        --
Value at End of Year              --        --        --    20.649    19.358    18.090    17.015    13.666        --        --
Wealthmark No. of Units           --        --        -- 1,933,116 1,405,287   564,708    31,170     2,440        --        --
NY Wealthmark No. of Units        --        --        --   134,851   102,555    20,406     8,183        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    19.233    18.009    17.057    13.672    12.500        --        --
Value at End of Year              --        --        --    20.475    19.233    18.009    17.057    13.672        --        --
No. of Units                      --        --        --   198,663   112,102    37,509   476,741    23,254        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    19.140    17.949    16.983    16.963        --        --        --
Value at End of Year              --        --        --    20.346    19.140    17.949    16.983        --        --        --
No. of Units                      --        --        --     3,718     3,390       896       189        --        --        --

DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE
MODERATE TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    13.643    13.255    12.500        --        --        --        --
Value at End of Year              --        --        --    14.639    13.643    13.255        --        --        --        --
Wealthmark No. of Units           --        --        --   955,432   828,363   244,455        --        --        --        --
NY Wealthmark No. of Units        --        --        --   124,303    84,849    36,206        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    13.606    13.245    12.500        --        --        --        --
Value at End of Year              --        --        --    14.570    13.606    13.245        --        --        --        --
No. of Units                      --        --        --    83,249    63,709    14,380        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    13.578    13.238    12.500        --        --        --        --
Value at End of Year              --        --        --    14.518    13.578    13.238        --        --        --        --
No. of Units                      --        --        --   127,772   112,172    56,329        --        --        --        --

DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) (SUBSTITUTED WITH INVESTMENT QUALITY BOND TRUST EFF
11-16-2009) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year        11.189    14.132    13.815    13.484    13.425    13.046    12.655    12.500        --        --
Value at End of Year          11.875    11.189    14.132    13.815    13.484    13.425    13.046    12.655        --        --
Wealthmark No. of Units           -- 1,242,781 1,571,822 1,746,755 1,845,843 1,986,687   191,978     5,127        --        --
NY Wealthmark No. of Units        --   129,251   178,064   195,083   202,292   201,103    25,524        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --    13.985    13.699    13.397    13.365    13.079    12.660    12.500        --        --
Value at End of Year              --    11.050    13.985    13.699    13.397    13.365    13.079    12.660        --        --
No. of Units                      --   191,631   239,698   230,422   248,301   270,955 1,336,424    69,290        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --    13.876    13.612    13.333    13.321    13.022    12.777        --        --        --
Value at End of Year              --    10.947    13.876    13.612    13.333    13.321    13.022        --        --        --
No. of Units                      --    15,708    18,322    18,157    18,011    26,041       272        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
DWS DAVIS VENTURE  VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    21.299    19.774    17.954    14.096    12.500        --        --
Value at End of Year              --        --        --    24.016    21.299    19.774    17.954    14.096        --        --
Wealthmark No. of Units           --        --        --   915,913   954,778   940,931    62,274     1,718        --        --
NY Wealthmark No. of Units        --        --        --    60,199    60,582    46,354     8,817        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    21.162    19.686    17.998    14.103    12.500        --        --
Value at End of Year              --        --        --    23.814    21.162    19.686    17.998    14.103        --        --
No. of Units                      --        --        --   104,820   106,575   110,851   620,132    29,890        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    21.060    19.620    17.921    17.780        --        --        --
Value at End of Year              --        --        --    23.663    21.060    19.620    17.921        --        --        --
No. of Units                      --        --        --    14,473    22,413    23,249     4,361        --        --        --

DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN
EQUITY VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --    20.232    18.357    14.604    12.500        --        --
Value at End of Year              --        --        --        --    19.860    20.232    18.357    14.604        --        --
Wealthmark No. of Units           --        --        --        --   263,120   274,535    19,799     1,307        --        --
NY Wealthmark No. of Units        --        --        --        --    15,951    20,930     3,894        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --    20.142    18.402    14.611    12.500        --        --
Value at End of Year              --        --        --        --    19.733    20.142    18.402    14.611        --        --
No. of Units                      --        --        --        --    20,661    23,708   218,880    13,417        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --    20.075    13.323    17.907        --        --        --
Value at End of Year              --        --        --        --    19.637    20.075    13.323        --        --        --
No. of Units                      --        --        --        --     1,081       505       315        --        --        --

DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL
CAP TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    22.449    21.173    18.851    14.568    12.500        --        --
Value at End of Year              --        --        --    22.666    22.449    21.173    18.851    14.568        --        --
Wealthmark No. of Units           --        --        -- 2,450,094 1,989,519 1,965,399   236,381     9,488        --        --
NY Wealthmark No. of Units        --        --        --   154,789   104,740    92,964    32,415        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    22.304    21.079    18.897    14.575    12.500        --        --
Value at End of Year              --        --        --    25.949    22.304    21.079    18.897    14.575        --        --
No. of Units                      --        --        --   332,944   269,770   267,691 1,367,243    85,880        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    22.196    21.008    18.816    18.334        --        --        --
Value at End of Year              --        --        --    25.785    22.196    21.008    18.816        --        --        --
No. of Units                      --        --        --    11,648     1,594       597        62        --        --        --

DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    25.558    23.608    19.026    13.649    12.500        --        --
Value at End of Year              --        --        --    31.401    25.558    23.608    19.026    13.649        --        --
Wealthmark No. of Units           --        --        --   896,104   971,865   985,837    78,927     3,482        --        --
NY Wealthmark No. of Units        --        --        --    81,081    82,798    71,298    16,808        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    25.393    23.503    19.073    13.655    12.500        --        --
Value at End of Year              --        --        --    31.137    25.393    23.503    19.073    13.655        --        --
No. of Units                      --        --        --    87,564   100,327   105,062   659,732    46,577        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    25.270    23.424    18.991    19.084        --        --        --
Value at End of Year              --        --        --    30.940    25.270    23.424    18.991        --        --        --
No. of Units                      --        --        --     5,451     4,993     2,975     2,039        --        --        --

DWS EQUITY 500 INDEX TRUST VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited
9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year        14.253    23.076    22.321    19.648    12.500        --        --        --        --        --
Value at End of Year          17.680    14.253    23.076    22.321    19.648        --        --        --        --        --
Wealthmark No. of Units      462,460   532,039   598,236   683,312   827,396        --        --        --        --        --
NY Wealthmark No. of Units    86,387    87,282   143,309   130,755   167,280        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        14.076    22.836    22.133    19.521    12.500        --        --        --        --        --
Value at End of Year          17.426    14.076    22.836    22.133    19.521        --        --        --        --        --
No. of Units                  61,312    72,007    76,585    90,737   104,966        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        13.945    22.657    21.993    19.427    12.500        --        --        --        --        --
Value at End of Year          17.237    13.945    22.657    21.993    19.427        --        --        --        --        --
No. of Units                   1,012     1,036     9,869    10,889    12,256        --        --        --        --        --

DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    29.718    25.525    20.973    14.325    12.500        --        --
Value at End of Year              --        --        --    35.718    29.718    25.525    20.973    14.325        --        --
Wealthmark No. of Units           --        --        --   273,306   276,667   252,200    16,717        16        --        --
NY Wealthmark No. of Units        --        --        --    35,084    35,750    16,998     2,694        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    29.526    25.411    21.024    14.331    12.500        --        --
Value at End of Year              --        --        --    35.417    29.526    25.411    21.024    14.331        --        --
No. of Units                      --        --        --    26,664    30,447    26,240   137,718     4,781        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    29.384    25.326    20.934    20.801        --        --        --
Value at End of Year              --        --        --    35.193    29.384    25.326    20.934        --        --        --
No. of Units                      --        --        --     2,109     2,367     2,706     2,222        --        --        --

DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    23.599    19.536    17.286    13.620    12.500        --        --
Value at End of Year              --        --        --    30.172    23.599    19.536    17.286    13.620        --        --
Wealthmark No. of Units           --        --        --   240,812   200,859   166,470    52,375       745        --        --
NY Wealthmark No. of Units        --        --        --    21,874    19,550    20,043     6,312        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    23.447    19.449    17.328    13.626    12.500        --        --
Value at End of Year              --        --        --    29.918    23.447    19.449    17.328    13.626        --        --
No. of Units                      --        --        --    57,742    62,268    61,856   113,784    11,876        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    23.334    19.384    16.782    16.556        --        --        --
Value at End of Year              --        --        --    29.729    23.334    19.384    16.782        --        --        --
No. of Units                      --        --        --     4,645     8,537    10,418       606        --        --        --

DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO)
(SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    13.018    12.912    12.638    12.611    12.500        --        --
Value at End of Year              --        --        --    13.318    13.018    12.912    12.638    12.611        --        --
Wealthmark No. of Units           --        --        --   880,456   940,467 1,070,227   215,390    22,803        --        --
NY Wealthmark No. of Units        --        --        --    65,615    64,168    64,491    53,721        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    12.934    12.854    12.669    12.617    12.500        --        --
Value at End of Year              --        --        --    13.206    12.934    12.854    12.669    12.617        --        --
No. of Units                      --        --        --   174,912   182,298   189,521 1,152,571    75,809        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    12.872    12.811    12.614    12.375        --        --        --
Value at End of Year              --        --        --    13.122    12.872    12.811    12.614        --        --        --
No. of Units                      --        --        --    73,125    80,826    83,395    46,575        --        --        --

DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    19.261    18.473    17.023    13.669    12.500        --        --
Value at End of Year              --        --        --    21.516    19.261    18.473    17.023    13.669        --        --
Wealthmark No. of Units           --        --        --   625,820   652,721   386,244    41,670     1,935        --        --
NY Wealthmark No. of Units        --        --        --    73,204    75,422    55,603    19,704        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    19.137    18.390    17.065    13.675    12.500        --        --
Value at End of Year              --        --        --    21.335    19.137    18.390    17.065    13.675        --        --
No. of Units                      --        --        --    69,108    71,482    58,953   238,149     7,943        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    19.044    18.329    17.002    16.731        --        --        --
Value at End of Year              --        --        --    21.200    19.044    18.329    17.002        --        --        --
No. of Units                      --        --        --    16,895    18,604     3,729        --        --        --        --

DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF
12-12-07) (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    14.339    13.715    12.500        --        --        --        --
Value at End of Year              --        --        --    15.931    14.339    13.715        --        --        --        --
Wealthmark No. of Units           --        --        -- 3,825,435 3,743,554   849,899        --        --        --        --
NY Wealthmark No. of Units        --        --        --   711,854   724,886   224,387        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    14.300    13.705    12.500        --        --        --        --
Value at End of Year              --        --        --    15.855    14.300    13.705        --        --        --        --
No. of Units                      --        --        --   197,062   195,715    76,502        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    14.270    13.697    12.500        --        --        --        --
Value at End of Year              --        --        --    15.799    14.270    13.697        --        --        --        --
No. of Units                      --        --        --   281,793   245,105    38,886        --        --        --        --

DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    19.637    18.428    17.077    13.026    12.500        --        --
Value at End of Year              --        --        --    20.482    19.637    18.428    17.077    13.026        --        --
Wealthmark No. of Units           --        --        --   371,693   383,673   397,506    23,734     1,684        --        --
NY Wealthmark No. of Units        --        --        --    33,037    34,864    31,922     9,066        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    19.511    18.346    17.119    13.032    12.500        --        --
Value at End of Year              --        --        --    20.310    19.511    18.346    17.119    13.032        --        --
No. of Units                      --        --        --    27,092    29,710    31,663   288,443    11,992        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    19.416    18.284    17.046    17.636        --        --        --
Value at End of Year              --        --        --    20.181    19.416    18.284    17.046        --        --        --
No. of Units                      --        --        --    11,699    11,289    13,436     2,417        --        --        --

DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007) - CLASS B
SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    18.331    17.975    16.225    13.280    12.500        --        --
Value at End of Year              --        --        --    19.905    18.331    17.975    16.225    13.280        --        --
Wealthmark No. of Units           --        --        --   872,531   911,413   952,727   114,211     9,325        --        --
NY Wealthmark No. of Units        --        --        --    54,788    58,888    54,727    19,118        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Wealthmark Contracts with EER
Value at Start of Year            --        --        --    18.213    17.895    16.265    13.286    12.500        --        --
Value at End of Year              --        --        --    19.738    18.213    17.895    16.265    13.286        --        --
No. of Units                      --        --        --   106,206    99,402   115,793   705,208    21,076        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    18.125    17.835    16.195    15.938        --        --        --
Value at End of Year              --        --        --    19.613    18.125    17.835    16.195        --        --        --
No. of Units                      --        --        --    12,419    11,002    11,793       292        --        --        --

DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION
VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --    13.044    12.500        --        --        --        --
Value at End of Year              --        --        --        --    13.317    13.044        --        --        --        --
Wealthmark No. of Units                     --        --        --   228,618     7,772        --        --        --        --
NY Wealthmark No. of Units        --        --        --        --    22,356     4,960        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --    13.034    12.500        --        --        --        --
Value at End of Year              --        --        --        --    13.281    13.034        --        --        --        --
No. of Units                      --        --        --        --    25,418        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --    13.027    12.500        --        --        --        --
Value at End of Year              --        --        --        --    13.253    13.027        --        --        --        --
No. of Units                      --        --        --        --     8,096     7,301        --        --        --        --

DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT
INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
Value at Start of Year            --        --        --    22.592    20.097    17.253    13.545    12.500        --        --
Value at End of Year              --        --        --    27.861    22.592    20.097    17.253    13.545        --        --
Wealthmark No. of Units           --        --        --   582,814   615,970   619,713    40,814     1,135        --        --
NY Wealthmark No. of Units        --        --        --    26,959    27,845    21,226     4,947        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    22.446    20.007    17.295    13.552    12.500        --        --
Value at End of Year              --        --        --    27.626    22.446    20.007    17.295    13.552        --        --
No. of Units                      --        --        --    53,405    56,279    55,109   400,008    15,411        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    22.338    19.940    17.232    16.837        --        --        --
Value at End of Year              --        --        --    27.452    22.338    19.940    17.232        --        --        --
No. of Units                      --        --        --     3,059     2,177     3,089        --        --        --        --

DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    21.944    19.230    16.736    13.336    12.500        --        --
Value at End of Year              --        --        --    27.145    21.944    19.230    16.736    13.336        --        --
Wealthmark No. of Units           --        --        --   530,684   505,062   525,807    74,667     2,475        --        --
NY Wealthmark No. of Units        --        --        --    62,558    52,614    49,108    10,027        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    21.802    19.144    16.777    13.342    12.500        --        --
Value at End of Year              --        --        --    26.916    21.802    19.144    16.777    13.342        --        --
No. of Units                      --        --        --    83,008    93,091    97,620   274,116    20,073        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    21.697    19.080    16.705    16.242        --        --        --
Value at End of Year              --        --        --    26.746    21.697    19.080    16.705        --        --        --
No. of Units                      --        --        --     9,054     5,760     3,882       496        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST
EFF 5-03-2007) (NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    20.054    18.204    16.578    13.534    12.500        --        --
Value at End of Year              --        --        --    21.354    20.054    18.204    16.578    13.534        --        --
Wealthmark No. of Units           --        --        --   466,543   461,676   481,109    46,514       499        --        --
NY Wealthmark No. of Units        --        --        --    38,317    38,914    38,213    13,623        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    19.925    18.123    16.619    13.540    12.500        --        --
Value at End of Year              --        --        --    21.175    19.925    18.123    16.619    13.540        --        --
No. of Units                      --        --        --    73,965    74,651    73,472   336,702    16,059        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    19.828    18.062    16.557    16.107        --        --        --
Value at End of Year              --        --        --    21.041    19.828    18.062    16.557        --        --        --
No. of Units                      --        --        --     3,102     3,066     3,266        --        --        --        --

DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH
ALLOCATION VIP EFF 12-08-2006) (NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --    19.088    17.209    13.851    12.500        --        --
Value at End of Year              --        --        --        --    20.164    19.088    17.209    13.851        --        --
Wealthmark No. of Units           --        --        --        --   171,006   167,881    27,423       504        --        --
NY Wealthmark No. of Units        --        --        --        --     6,165     6,112     3,785        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --    19.002    17.251    13.858    12.500        --        --
Value at End of Year              --        --        --        --    20.034    19.002    17.251    13.858        --        --
No. of Units                      --        --        --        --    23,456    28,159   122,952     5,064        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --        --    16.547    17.192        --        --        --
Value at End of Year              --        --        --        --        --    18.939    16.547        --        --        --
No. of Units                      --        --        --        --        --        --     1,462        --        --        --

DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF
5-03-2007) (NOW OPTIMIZED VALUE TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    19.773    19.740    18.212    13.999    12.500        --        --
Value at End of Year              --        --        --    22.416    19.773    19.740    18.212    13.999        --        --
Wealthmark No. of Units           --        --        --   507,936   546,659   550,725    35,379     1,533        --        --
NY Wealthmark No. of Units        --        --        --   111,522   115,631   114,862    19,703        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    19.645    19.652    18.257    14.006    12.500        --        --
Value at End of Year              --        --        --    22.227    19.645    19.652    18.257    14.006        --        --
No. of Units                      --        --        --    56,240    62,992    58,880   354,801     9,195        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    19.550    19.586    18.178    17.947        --        --        --
Value at End of Year              --        --        --    22.087    19.550    19.586    18.178        --        --        --
No. of Units                      --        --        --     4,099     4,115     3,673       935        --        --        --

DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH
VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --    21.115    19.166    14.399    12.500        --        --
Value at End of Year              --        --        --        --    23.576    21.115    19.166    14.399        --        --
Wealthmark No. of Units           --        --        --        --   106,780   105,946    25,262       406        --        --
NY Wealthmark No. of Units        --        --        --        --     4,581     4,134     2,235        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --    19.718    19.214    14.405    12.500        --        --
Value at End of Year              --        --        --        --    23.424    21.021    19.214    14.405        --        --
No. of Units                      --        --        --        --    30,095    32,057    82,531     4,368        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --    19.652    19.131    18.847        --        --        --
Value at End of Year              --        --        --        --    23.311    20.951    19.131        --        --        --
No. of Units                      --        --        --        --     1,871     1,921     1,920        --        --        --

DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
12-08-2006) - CLASS B SHARES (units first credited 10-18-2004)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --    12.965    12.500        --        --        --        --
Value at End of Year              --        --        --        --    14.418    12.965        --        --        --        --
Wealthmark No. of Units           --        --        --        --    25,643       962        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --    12.961    12.500        --        --        --        --
Value at End of Year              --        --        --        --    14.386    12.961        --        --        --        --
No. of Units                      --        --        --        --       938        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --        --    12.500        --        --        --        --
Value at End of Year              --        --        --        --        --    12.959        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP EFF
9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --    20.910    18.018    14.491    12.500        --        --
Value at End of Year              --        --        --        --    19.572    20.910    18.018    14.491        --        --
Wealthmark No. of Units           --        --        --        --   524,416   510,301    60,256     1,268        --        --
NY Wealthmark No. of Units        --        --        --        --    48,698    47,032     3,143        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --    20.816    18.062    14.497    12.500        --        --
Value at End of Year              --        --        --        --    19.446    20.816    18.062    14.497        --        --
No. of Units                      --        --        --        --    86,424    90,305   264,041    14,488        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --    20.747    17.985    17.898        --        --        --
Value at End of Year              --        --        --        --    19.352    20.747    17.985        --        --        --
No. of Units                      --        --        --        --     5,247     6,457     1,101        --        --        --

DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
5-03-2007) (NOW MID CAP INDEX TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    22.394    12.500    19.339    14.727    12.500        --        --
Value at End of Year              --        --        --    24.412    22.394    19.806    19.339    14.727        --        --
Wealthmark No. of Units           --        --        --    94,067    95,663    95,838     7,954        --        --        --
NY Wealthmark No. of Units        --        --        --    15,707    17,563    16,796     3,254        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    22.249    12.500    19.387    14.734    12.500        --        --
Value at End of Year              --        --        --    24.206    22.249    19.718    19.387    14.734        --        --
No. of Units                      --        --        --    10,549     9,932     9,432    80,945     3,726        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    22.142    12.500    19.303    18.264        --        --        --
Value at End of Year              --        --        --    24.053    22.142    19.652    19.303        --        --        --
No. of Units                      --        --        --     2,022     1,942     1,921     1,798        --        --        --

DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED
TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    13.964    13.479    12.500        --        --        --        --
Value at End of Year              --        --        --    15.276    13.964    13.479        --        --        --        --
Wealthmark No. of Units           --        --        -- 3,107,944 3,170,402   553,618        --        --        --        --
NY Wealthmark No. of Units        --        --        --   567,900   501,438   316,029        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Wealthmark Contracts with EER
Value at Start of Year            --        --        --    13.926    13.469    12.500        --        --        --        --
Value at End of Year              --        --        --    15.204    13.926    13.469        --        --        --        --
No. of Units                      --        --        --   314,487   285,880    38,095        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    13.897    13.461    12.500        --        --        --        --
Value at End of Year              --        --        --    15.150    13.897    13.461        --        --        --        --
No. of Units                      --        --        --   189,395   184,043    35,023        --        --        --        --

DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    12.387    12.263    12.341    12.488    12.500        --        --
Value at End of Year              --        --        --    12.734    12.387    12.263    12.341    12.488        --        --
Wealthmark No. of Units           --        --        --   748,003   672,008   712,036   179,729     3,544        --        --
NY Wealthmark No. of Units        --        --        --    20,812    25,946    29,316    61,837        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    12.307    12.209    12.372    12.494    12.500        --        --
Value at End of Year              --        --        --    12.627    12.307    12.209    12.372    12.494        --        --
No. of Units                      --        --        --   146,456   145,491   158,337   742,432    96,701        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    12.248    12.168    12.319    12.254        --        --        --
Value at End of Year              --        --        --    12.547    12.248    12.168    12.319        --        --        --
No. of Units                      --        --        --    39,948    71,621    12,247    35,896        --        --        --

DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --    22.439    22.503    15.333    12.500        --        --
Value at End of Year              --        --        --        --    21.133    22.439    22.503    15.333        --        --
Wealthmark No. of Units           --        --        --        --   300,983   325,018    19,567     1,189        --        --
NY Wealthmark No. of Units        --        --        --        --    21,436    32,355     4,511        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --    22.339    22.558    15.340    12.500        --        --
Value at End of Year              --        --        --        --    20.997    22.339    22.558    15.340        --        --
No. of Units                      --        --        --        --    34,900    37,953   201,204    11,653        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --    22.265    22.475    21.404        --        --        --
Value at End of Year              --        --        --        --    20.895    22.265    22.475        --        --        --
No. of Units                      --        --        --        --       913     3,062        --        --        --        --

DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
SECURITIES TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    19.920    19.707    15.268    12.500        --        --        --
Value at End of Year              --        --        --    29.253    19.920    19.707    15.268        --        --        --
Wealthmark No. of Units           --        --        --   346,310   374,249   378,504    12,747        --        --        --
NY Wealthmark No. of Units        --        --        --    67,547    69,768    74,601    24,570        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    19.815    19.642    15.288    12.500        --        --        --
Value at End of Year              --        --        --    29.040    19.815    19.642    15.288        --        --        --
No. of Units                      --        --        --    30,223    40,570    43,259   184,633        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    19.736    19.593    15.253    14.164        --        --        --
Value at End of Year              --        --        --    28.881    19.736    19.593    15.253        --        --        --
No. of Units                      --        --        --       825       947     3,806     1,714        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    21.361    20.295    18.574    14.242    12.500        --        --
Value at End of Year              --        --        --    22.077    21.361    20.295    18.574    14.242        --        --
Wealthmark No. of Units           --        --        --   586,351   596,134   470,061    47,928     2,497        --        --
NY Wealthmark No. of Units        --        --        --    37,077    40,807    31,974    12,175        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    21.223    20.204    18.619    14.249    12.500        --        --
Value at End of Year              --        --        --    21.891    21.223    20.204    18.619    14.249        --        --
No. of Units                      --        --        --    67,926    74,071    62,381   308,517    16,033        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    21.121    20.137    18.539    18.372        --        --        --
Value at End of Year              --        --        --    21.752    21.121    20.137    18.539        --        --        --
No. of Units                      --        --        --    12,887    16,261    15,674     5,599        --        --        --

DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    13.649    13.580    12.703    12.500        --        --        --
Value at End of Year              --        --        --    14.638    13.649    13.580    12.703        --        --        --
Wealthmark No. of Units           --        --        --   443,298   451,238   410,955    32,194        --        --        --
NY Wealthmark No. of Units        --        --        --    50,425    52,936    50,174    14,741        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    13.577    13.535    12.720    12.500        --        --        --
Value at End of Year              --        --        --    14.531    13.577    13.535    12.720        --        --        --
No. of Units                      --        --        --    39,493    42,055    41,835   184,098        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    13.523    13.501    12.691    12.106        --        --        --
Value at End of Year              --        --        --    14.452    13.523    13.501    12.691        --        --        --
No. of Units                      --        --        --     6,170    14,932    23,486     2,160        --        --        --

DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    23.098    22.681    22.611    15.717    12.500        --        --
Value at End of Year              --        --        --    22.876    23.098    22.681    22.611    15.717        --        --
Wealthmark No. of Units           --        --        --   222,697   229,170   268,209    17,718     2,358        --        --
NY Wealthmark No. of Units        --        --        --    15,500    14,592    13,981     8,067        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    22.949    22.580    22.667    15.724    12.500        --        --
Value at End of Year              --        --        --    22.684    22.949    22.580    22.667    15.724        --        --
No. of Units                      --        --        --    20,683    21,659    20,980   182,467     8,022        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    22.838    22.505    22.570    21.280        --        --        --
Value at End of Year              --        --        --    22.540    22.838    22.505    22.570        --        --        --
No. of Units                      --        --        --     2,696     3,519     2,085     1,724        --        --        --

DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL SELECT
EQUITY VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 10-18-2004)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --    13.177    12.500        --        --        --        --
Value at End of Year              --        --        --        --    14.065    13.177        --        --        --        --
Wealthmark No. of Units           --        --        --        --    42,057     5,928        --        --        --        --
NY Wealthmark No. of Units        --        --        --        --        69        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --    13.173    12.500        --        --        --        --
Value at End of Year              --        --        --        --    14.033    13.173        --        --        --        --
No. of Units                      --        --        --        --     2,825       984        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --        --    12.500        --        --        --        --
Value at End of Year              --        --        --        --        --    13.171        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --    24.434    22.272    20.366    13.975    12.500        --        --
Value at End of Year              --        --        --    25.592    24.434    22.272    20.366    13.975        --        --
Wealthmark No. of Units           --        --        --   371,665   372,447   388,303    34,942     2,184        --        --
NY Wealthmark No. of Units        --        --        --    20,510    20,526    18,597     5,245        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --    24.276    22.173    20.416    13.982    12.500        --        --
Value at End of Year              --        --        --    25.376    24.276    22.173    20.416    13.982        --        --
No. of Units                      --        --        --    50,732    47,071    43,278   278,004    28,656        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --    24.159    22.099    20.328    19.468        --        --        --
Value at End of Year              --        --        --    25.216    24.159    22.099    20.328        --        --        --
No. of Units                      --        --        --     2,812     1,147     2,313     1,856        --        --        --

EQUITY-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.179    17.758    18.773        --        --        --        --        --        --        --
Value at End of Year          13.839    11.179    17.758        --        --        --        --        --        --        --
Wealthmark No. of Units      131,095    66,736    48,701        --        --        --        --        --        --        --
NY Wealthmark No. of Units     3,569       683       684        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.031    17.559    18.587        --        --        --        --        --        --        --
Value at End of Year          13.629    11.031    17.559        --        --        --        --        --        --        --
No. of Units                  12,568    11,924     3,800        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.500        --    18.449        --        --        --        --        --        --        --
Value at End of Year          13.474        --    17.711        --        --        --        --        --        --        --
No. of Units                  10,228        --        --        --        --        --        --        --        --        --

FINANCIAL SERVICES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         9.578    17.582    19.448        --        --        --        --        --        --        --
Value at End of Year          13.315     9.578    17.582        --        --        --        --        --        --        --
Wealthmark No. of Units       48,184    54,353    15,927        --        --        --        --        --        --        --
NY Wealthmark No. of Units     1,429        --        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         9.451    17.385    19.255        --        --        --        --        --        --        --
Value at End of Year          13.113     9.451    17.385        --        --        --        --        --        --        --
No. of Units                   1,720     4,104     4,854        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         9.357    17.238    19.112        --        --        --        --        --        --        --
Value at End of Year          12.963     9.357    17.238        --        --        --        --        --        --        --
No. of Units                   4,745     7,768        --        --        --        --        --        --        --        --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year         9.955    15.665    17.574        --        --        --        --        --        --        --
Value at End of Year          12.872     9.955    15.665        --        --        --        --        --        --        --
Wealthmark No. of Units      162,550   167,286   181,826        --        --        --        --        --        --        --
NY Wealthmark No. of Units     2,329     2,045       159        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        10.612    16.732    17.573        --        --        --        --        --        --        --
Value at End of Year          13.694    10.612    16.732        --        --        --        --        --        --        --
No. of Units                  28,158    28,784    23,804        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --    16.716    17.573        --        --        --        --        --        --        --
Value at End of Year              --    10.585    16.716        --        --        --        --        --        --        --
No. of Units                      --     1,648     1,656        --        --        --        --        --        --        --

FUNDAMENTAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        10.958    18.357    18.799        --        --        --        --        --        --        --
Value at End of Year          14.219    10.958    18.357        --        --        --        --        --        --        --
Wealthmark No. of Units      910,751 1,035,350 1,095,356        --        --        --        --        --        --        --
NY Wealthmark No. of Units    76,093    78,817    79,491        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        10.813    18.151    18.613        --        --        --        --        --        --        --
Value at End of Year          14.003    10.813    18.151        --        --        --        --        --        --        --
No. of Units                 113,246   141,458   131,712        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        10.706    17.998    18.475        --        --        --        --        --        --        --
Value at End of Year          13.844    10.706    17.998        --        --        --        --        --        --        --
No. of Units                  11,379     7,472    16,948        --        --        --        --        --        --        --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) (MERGED INTO LIFESTYLE BALANCED TRUST EFF 11-16-2009) - CLASS B
SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year            --    16.964    17.135        --        --        --        --        --        --        --
Value at End of Year              --    10.974    16.964        --        --        --        --        --        --        --
Wealthmark No. of Units           --    31,127    12,520        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --    16.774    16.965        --        --        --        --        --        --        --
Value at End of Year              --    10.829    16.774        --        --        --        --        --        --        --
No. of Units                      --    38,221     1,917        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    16.839        --        --        --        --        --        --        --
Value at End of Year              --        --    16.632        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

GLOBAL BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        17.068    18.155    16.848        --        --        --        --        --        --        --
Value at End of Year          19.378    17.068    18.155        --        --        --        --        --        --        --
Wealthmark No. of Units      133,099   113,872    59,975        --        --        --        --        --        --        --
NY Wealthmark No. of Units     1,249     2,632     1,707        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        16.842    17.951    16.681        --        --        --        --        --        --        --
Value at End of Year          19.085    16.842    17.951        --        --        --        --        --        --        --
No. of Units                   8,633     7,230     4,126        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        16.676    17.800    16.557        --        --        --        --        --        --        --
Value at End of Year          18.867    16.676    17.800        --        --        --        --        --        --        --
No. of Units                   3,727     4,706        --        --        --        --        --        --        --        --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.216    18.845    19.795        --        --        --        --        --        --        --
Value at End of Year          14.500    11.216    18.845        --        --        --        --        --        --        --
Wealthmark No. of Units      608,440   696,522   833,778        --        --        --        --        --        --        --
NY Wealthmark No. of Units    88,280    88,164    91,126        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.068    18.634    19.599        --        --        --        --        --        --        --
Value at End of Year          14.280    11.068    18.634        --        --        --        --        --        --        --
No. of Units                  76,148    84,340   129,991        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        10.958    18.477    19.453        --        --        --        --        --        --        --
Value at End of Year          14.117    10.958    18.477        --        --        --        --        --        --        --
No. of Units                   3,845     8,741     9,061        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HEALTH SCIENCES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        15.273    22.146    20.864        --        --        --        --        --        --        --
Value at End of Year          19.813    15.273    22.146        --        --        --        --        --        --        --
Wealthmark No. of Units       51,814    51,938    55,396        --        --        --        --        --        --        --
NY Wealthmark No. of Units       810     1,750     3,110        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        15.072    21.898    20.657        --        --        --        --        --        --        --
Value at End of Year          19.513    15.072    21.898        --        --        --        --        --        --        --
No. of Units                   1,163     2,061     3,552        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        14.922    21.713    20.504        --        --        --        --        --        --        --
Value at End of Year          19.290    14.922    21.713        --        --        --        --        --        --        --
No. of Units                   4,298     1,343     1,337        --        --        --        --        --        --        --

HIGH INCOME TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         6.418    11.536    12.002        --        --        --        --        --        --        --
Value at End of Year          11.525     6.418    11.536        --        --        --        --        --        --        --
Wealthmark No. of Units       37,006     3,138        --        --        --        --        --        --        --        --
NY Wealthmark No. of Units     4,956        --        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.500        --    11.989        --        --        --        --        --        --        --
Value at End of Year          11.464        --    11.521        --        --        --        --        --        --        --
No. of Units                   1,232        --        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.500        --    11.979        --        --        --        --        --        --        --
Value at End of Year          11.418        --    11.509        --        --        --        --        --        --        --
No. of Units                  12,712        --        --        --        --        --        --        --        --        --

HIGH YIELD TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        12.072    17.415    18.034        --        --        --        --        --        --        --
Value at End of Year          18.375    12.072    17.415        --        --        --        --        --        --        --
Wealthmark No. of Units       78,329    19,886    19,116        --        --        --        --        --        --        --
NY Wealthmark No. of Units       757       743       195        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.913    17.220    17.856        --        --        --        --        --        --        --
Value at End of Year          18.097    11.913    17.220        --        --        --        --        --        --        --
No. of Units                   1,788     1,326     3,028        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.500        --    17.723        --        --        --        --        --        --        --
Value at End of Year          17.891        --    17.075        --        --        --        --        --        --        --
No. of Units                     605        --        --        --        --        --        --        --        --        --

INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 5-1-2009) - CLASS B SHARES (units first credited
5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year            --    15.769    16.471        --        --        --        --        --        --        --
Value at End of Year              --    10.849    15.769        --        --        --        --        --        --        --
Wealthmark No. of Units           --     5,191     3,485        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --    15.592    16.308        --        --        --        --        --        --        --
Value at End of Year              --    10.706    15.592        --        --        --        --        --        --        --
No. of Units                      --       203        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    16.186        --        --        --        --        --        --        --
Value at End of Year              --        --    15.461        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INTERNATIONAL CORE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        13.137    21.761    21.569        --        --        --        --        --        --        --
Value at End of Year          15.354    13.137    21.761        --        --        --        --        --        --        --
Wealthmark No. of Units       31,002    16,178    33,967        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.964    21.517    21.356        --        --        --        --        --        --        --
Value at End of Year          15.121    12.964    21.517        --        --        --        --        --        --        --
No. of Units                   4,429     4,121     9,692        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    21.197        --        --        --        --        --        --        --
Value at End of Year              --        --    21.336        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

INTERNATIONAL EQUITY INDEX TRUST - SERIES NAV (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         7.228    13.181    12.500        --        --        --        --        --        --        --
Value at End of Year           9.893     7.228    13.181        --        --        --        --        --        --        --
Wealthmark No. of Units    1,314,505 1,530,694 1,776,129        --        --        --        --        --        --        --
NY Wealthmark No. of Units    98,238   101,937   111,987        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         7.204    13.163    12.500        --        --        --        --        --        --        --
Value at End of Year           9.841     7.204    13.163        --        --        --        --        --        --        --
No. of Units                 167,178   199,834   203,690        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         7.186    13.150    12.500        --        --        --        --        --        --        --
Value at End of Year           9.801     7.186    13.150        --        --        --        --        --        --        --
No. of Units                   3,417     8,122     3,818        --        --        --        --        --        --        --

INTERNATIONAL OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        10.787    22.173    19.685        --        --        --        --        --        --        --
Value at End of Year          14.601    10.787    22.173        --        --        --        --        --        --        --
Wealthmark No. of Units       82,978    75,810   108,338        --        --        --        --        --        --        --
NY Wealthmark No. of Units     1,564       168     3,621        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        10.708    22.056    19.607        --        --        --        --        --        --        --
Value at End of Year          14.465    10.708    22.056        --        --        --        --        --        --        --
No. of Units                   2,164       166     1,156        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    19.548        --        --        --        --        --        --        --
Value at End of Year              --        --    21.968        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

INTERNATIONAL SMALL CAP TRUST (MERGED INTO INTERNATIONAL SMALL COMPANY TRUST EFF 11-16-2009) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year            --    26.556    27.570        --        --        --        --        --        --        --
Value at End of Year              --    12.279    26.556        --        --        --        --        --        --        --
Wealthmark No. of Units           --    46,019    65,927        --        --        --        --        --        --        --
NY Wealthmark No. of Units        --     1,353       611        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --    26.258    27.298        --        --        --        --        --        --        --
Value at End of Year              --    12.117    26.258        --        --        --        --        --        --        --
No. of Units                      --     3,094     3,102        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    27.095        --        --        --        --        --        --        --
Value at End of Year              --        --    26.037        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
INTERNATIONAL SMALL COMPANY TRUST - CLASS B SHARES (units first credited 11-16-2009)
Contracts with no Optional Benefits
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          12.265        --        --        --        --        --        --        --        --        --
Wealthmark No. of Units       81,566        --        --        --        --        --        --        --        --        --
NY Wealthmark No. of Units     2,681        --        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          12.261        --        --        --        --        --        --        --        --        --
No. of Units                   4,836        --        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.500        --        --        --        --        --        --        --        --        --
Value at End of Year          12.259        --        --        --        --        --        --        --        --        --
No. of Units                  13,417        --        --        --        --        --        --        --        --        --

INTERNATIONAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        14.084    24.976    24.741        --        --        --        --        --        --        --
Value at End of Year          18.831    14.084    24.976        --        --        --        --        --        --        --
Wealthmark No. of Units      466,677   532,591   626,360        --        --        --        --        --        --        --
NY Wealthmark No. of Units    62,702    64,876    66,475        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        13.898    24.696    24.496        --        --        --        --        --        --        --
Value at End of Year          18.545    13.898    24.696        --        --        --        --        --        --        --
No. of Units                  56,506    72,615    76,823        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        13.760    24.488    24.314        --        --        --        --        --        --        --
Value at End of Year          18.333    13.760    24.488        --        --        --        --        --        --        --
No. of Units                   6,341     4,425    10,055        --        --        --        --        --        --        --

INVESTMENT QUALITY BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        15.110    15.607    15.166        --        --        --        --        --        --        --
Value at End of Year          16.717    15.110    15.607        --        --        --        --        --        --        --
Wealthmark No. of Units      919,875    48,545    27,061        --        --        --        --        --        --        --
NY Wealthmark No. of Units    91,391     1,204        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        14.910    15.432    15.016        --        --        --        --        --        --        --
Value at End of Year          16.464    14.910    15.432        --        --        --        --        --        --        --
No. of Units                 117,662     1,101        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.500        --    14.904        --        --        --        --        --        --        --
Value at End of Year          16.276        --    15.302        --        --        --        --        --        --        --
No. of Units                   9,860        --        --        --        --        --        --        --        --        --

LIFESTYLE AGGRESSIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year         7.955    13.947    13.047    12.500        --        --        --        --        --        --
Value at End of Year          10.627     7.955    13.947    13.047        --        --        --        --        --        --
Wealthmark No. of Units       35,115    51,321    77,310     2,856        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         7.913    13.900    13.030    12.500        --        --        --        --        --        --
Value at End of Year          10.549     7.913    13.900    13.030        --        --        --        --        --        --
No. of Units                     930       942       848       828        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    13.017    12.500        --        --        --        --        --        --
Value at End of Year              --        --    13.865    13.017        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
LIFESTYLE BALANCED TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year         9.389    13.891    13.257    12.500        --        --        --        --        --        --
Value at End of Year          12.081     9.389    13.891    13.257        --        --        --        --        --        --
Wealthmark No. of Units    3,855,163 3,898,118 3,946,947   286,673        --        --        --        --        --        --
NY Wealthmark No. of Units   546,338   619,832   625,724     3,383        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         9.339    13.844    13.239    12.500        --        --        --        --        --        --
Value at End of Year          11.992     9.339    13.844    13.239        --        --        --        --        --        --
No. of Units                 380,130   395,106   442,323    21,536        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         9.302    13.810    13.226    12.500        --        --        --        --        --        --
Value at End of Year          11.927     9.302    13.810    13.226        --        --        --        --        --        --
No. of Units                 190,522   215,118   229,730    20,693        --        --        --        --        --        --

LIFESTYLE CONSERVATIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year        11.351    13.651    13.163    12.500        --        --        --        --        --        --
Value at End of Year          13.593    11.351    13.651    13.163        --        --        --        --        --        --
Wealthmark No. of Units      346,691   569,027   107,573    55,463        --        --        --        --        --        --
NY Wealthmark No. of Units    45,639    18,875     1,408        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.290    13.605    13.146    12.500        --        --        --        --        --        --
Value at End of Year          13.493    11.290    13.605    13.146        --        --        --        --        --        --
No. of Units                  25,287    21,653        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        11.245    13.571    13.133    12.500        --        --        --        --        --        --
Value at End of Year          13.419    11.245    13.571    13.133        --        --        --        --        --        --
No. of Units                  20,298    18,491    12,509        --        --        --        --        --        --        --

LIFESTYLE GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year         8.669    13.882    13.126    12.500        --        --        --        --        --        --
Value at End of Year          11.365     8.669    13.882    13.126        --        --        --        --        --        --
Wealthmark No. of Units    4,517,516 4,856,126 4,852,758   216,467        --        --        --        --        --        --
NY Wealthmark No. of Units   720,456   737,156   855,418    24,084        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         8.623    13.835    13.108    12.500        --        --        --        --        --        --
Value at End of Year          11.282     8.623    13.835    13.108        --        --        --        --        --        --
No. of Units                 297,268   274,411   294,104     2,895        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         8.588    13.801    13.095    12.500        --        --        --        --        --        --
Value at End of Year          11.220     8.588    13.801    13.095        --        --        --        --        --        --
No. of Units                 347,684   317,689   335,178     8,750        --        --        --        --        --        --

LIFESTYLE MODERATE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year        10.197    13.671    13.194    12.500        --        --        --        --        --        --
Value at End of Year          12.756    10.197    13.671    13.194        --        --        --        --        --        --
Wealthmark No. of Units    1,162,426 1,117,745 1,126,707   183,087        --        --        --        --        --        --
NY Wealthmark No. of Units   114,451   131,558   128,184     2,666        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        10.143    13.626    13.177    12.500        --        --        --        --        --        --
Value at End of Year          12.663    10.143    13.626    13.177        --        --        --        --        --        --
No. of Units                  77,417    75,083    94,328     1,438        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        10.102    13.592    13.164    12.500        --        --        --        --        --        --
Value at End of Year          12.593    10.102    13.592    13.164        --        --        --        --        --        --
No. of Units                  93,903    96,569   132,219     3,868        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
MID CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.920    19.044    19.821        --        --        --        --        --        --        --
Value at End of Year          16.030    11.920    19.044        --        --        --        --        --        --        --
Wealthmark No. of Units    1,072,981 1,189,746   885,222        --        --        --        --        --        --        --
NY Wealthmark No. of Units   128,267   136,507    95,200        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.762    18.830    19.625        --        --        --        --        --        --        --
Value at End of Year          15.787    11.762    18.830        --        --        --        --        --        --        --
No. of Units                 123,774    97,135    89,639        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        11.646    18.672    19.479        --        --        --        --        --        --        --
Value at End of Year          15.607    11.646    18.672        --        --        --        --        --        --        --
No. of Units                  14,998     9,024    26,549        --        --        --        --        --        --        --

MID CAP INTERSECTION TRUST (MERGED INTO MID CAP INDEX TRUST EFF 11-16-2009) - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year            --    11.512    11.434        --        --        --        --        --        --        --
Value at End of Year              --     6.564    11.512        --        --        --        --        --        --        --
Wealthmark No. of Units           --    10,606        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --    11.422        --        --        --        --        --        --        --
Value at End of Year              --        --    11.496        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    11.413        --        --        --        --        --        --        --
Value at End of Year              --        --    11.485        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

MID CAP STOCK TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        14.080    25.440    22.855        --        --        --        --        --        --        --
Value at End of Year          18.195    14.080    25.440        --        --        --        --        --        --        --
Wealthmark No. of Units      110,306   110,908   107,609        --        --        --        --        --        --        --
NY Wealthmark No. of Units       483       453       405        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        13.894    25.154    22.628        --        --        --        --        --        --        --
Value at End of Year          17.919    13.894    25.154        --        --        --        --        --        --        --
No. of Units                   4,308     2,868     5,994        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    18.672        --        --        --        --        --        --        --
Value at End of Year              --        --    24.943        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        12.856    12.768    12.500        --        --        --        --        --        --        --
Value at End of Year          12.737    12.856    12.768        --        --        --        --        --        --        --
Wealthmark No. of Units    1,591,655 1,633,900 1,581,886        --        --        --        --        --        --        --
NY Wealthmark No. of Units   143,555   190,714   122,502        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.813    12.751    12.500        --        --        --        --        --        --        --
Value at End of Year          12.670    12.813    12.751        --        --        --        --        --        --        --
No. of Units                 232,827   205,237   220,082        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.781    12.738    12.500        --        --        --        --        --        --        --
Value at End of Year          12.619    12.781    12.738        --        --        --        --        --        --        --
No. of Units                 123,922   197,758   114,934        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NATURAL RESOURCES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        24.964    52.434    43.480        --        --        --        --        --        --        --
Value at End of Year          39.116    24.964    52.434        --        --        --        --        --        --        --
Wealthmark No. of Units       93,569    78,940    47,839        --        --        --        --        --        --        --
NY Wealthmark No. of Units     2,147     1,416     1,224        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        24.683    51.948    43.135        --        --        --        --        --        --        --
Value at End of Year          38.598    24.683    51.948        --        --        --        --        --        --        --
No. of Units                   5,126     2,682       936        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        24.475    51.586    42.877        --        --        --        --        --        --        --
Value at End of Year          38.214    24.475    51.586        --        --        --        --        --        --        --
No. of Units                     341     1,008        39        --        --        --        --        --        --        --

OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        12.056    21.541    22.411        --        --        --        --        --        --        --
Value at End of Year          15.219    12.056    21.541        --        --        --        --        --        --        --
Wealthmark No. of Units    2,234,565 2,516,482 2,856,275        --        --        --        --        --        --        --
NY Wealthmark No. of Units   173,280   192,750   212,385        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.920    21.341    22.232        --        --        --        --        --        --        --
Value at End of Year          15.018    11.920    21.341        --        --        --        --        --        --        --
No. of Units                 258,090   328,844   384,992        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        11.819    21.193    22.099        --        --        --        --        --        --        --
Value at End of Year          14.869    11.819    21.193        --        --        --        --        --        --        --
No. of Units                  10,374    14,984    18,598        --        --        --        --        --        --        --

OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        10.035    17.356    19.426        --        --        --        --        --        --        --
Value at End of Year          12.320    10.035    17.356        --        --        --        --        --        --        --
Wealthmark No. of Units      441,367   492,139   547,910        --        --        --        --        --        --        --
NY Wealthmark No. of Units   114,217   122,909   133,451        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         9.942    17.229    19.310        --        --        --        --        --        --        --
Value at End of Year          12.181     9.942    17.229        --        --        --        --        --        --        --
No. of Units                  58,803    72,571    73,274        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         9.872    17.135    19.223        --        --        --        --        --        --        --
Value at End of Year          12.078     9.872    17.135        --        --        --        --        --        --        --
No. of Units                   1,488     4,506     4,259        --        --        --        --        --        --        --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        13.591    23.005    22.284        --        --        --        --        --        --        --
Value at End of Year          17.683    13.591    23.005        --        --        --        --        --        --        --
Wealthmark No. of Units       19,976    12,837    25,000        --        --        --        --        --        --        --
NY Wealthmark No. of Units        69     1,190        71        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        13.412    22.747    22.063        --        --        --        --        --        --        --
Value at End of Year          17.415    13.412    22.747        --        --        --        --        --        --        --
No. of Units                     826       737     2,492        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    17.859        --        --        --        --        --        --        --
Value at End of Year              --        --    22.556        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year            --        --    19.063        --        --        --        --        --        --        --
Value at End of Year              --        --    17.292        --        --        --        --        --        --        --
Wealthmark No. of Units           --        --   520,719        --        --        --        --        --        --        --
NY Wealthmark No. of Units        --        --    48,676        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --    18.875        --        --        --        --        --        --        --
Value at End of Year              --        --    17.099        --        --        --        --        --        --        --
No. of Units                      --        --    75,290        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    18.734        --        --        --        --        --        --        --
Value at End of Year              --        --    16.955        --        --        --        --        --        --        --
No. of Units                      --        --     4,129        --        --        --        --        --        --        --

REAL ESTATE SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        15.612    24.255    32.499        --        --        --        --        --        --        --
Value at End of Year          20.020    15.612    24.255        --        --        --        --        --        --        --
Wealthmark No. of Units      239,700   288,566   307,202        --        --        --        --        --        --        --
NY Wealthmark No. of Units    43,139    49,661    56,104        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        15.406    25.911    32.177        --        --        --        --        --        --        --
Value at End of Year          19.716    15.406    25.911        --        --        --        --        --        --        --
No. of Units                  18,717    24,626    26,097        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        15.254    25.693    31.938        --        --        --        --        --        --        --
Value at End of Year          19.491    15.254    25.693        --        --        --        --        --        --        --
No. of Units                     962     1,090     1,179        --        --        --        --        --        --        --

SCIENCE & TECHNOLOGY TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         9.213    16.847    15.087        --        --        --        --        --        --        --
Value at End of Year          14.912     9.213    16.847        --        --        --        --        --        --        --
Wealthmark No. of Units       55,532    36,358    40,119        --        --        --        --        --        --        --
NY Wealthmark No. of Units     3,199        23     7,032        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year         9.092    16.658    14.938        --        --        --        --        --        --        --
Value at End of Year          14.686     9.092    16.658        --        --        --        --        --        --        --
No. of Units                  15,338     3,835     3,824        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         9.002    16.517    14.827        --        --        --        --        --        --        --
Value at End of Year          14.519     9.002    16.517        --        --        --        --        --        --        --
No. of Units                   7,687     5,898     1,151        --        --        --        --        --        --        --

SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-1-2005) (NOW DWS SMALL CAP GROWTH
VIP) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    17.530    13.661    12.500        --        --
Value at End of Year              --        --        --        --        --    19.164    17.530    13.661        --        --
Wealthmark No. of Units           --        --        --        --        --   174,019     7,510       349        --        --
NY Wealthmark No. of Units        --        --        --        --        --     8,560     2,424        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --        --    17.573    13.668    12.500        --        --
Value at End of Year              --        --        --        --        --    19.079    17.573    13.668        --        --
No. of Units                      --        --        --        --        --    12,453   172,059     8,406        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --        --    17.498    17.423        --        --        --
Value at End of Year              --        --        --        --        --    19.015    17.498        --        --        --
No. of Units                      --        --        --        --        --     2,074     1,975        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL GROWTH VIP) - CLASS B
SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    16.707    13.669    12.500        --        --
Value at End of Year              --        --        --        --        --    17.303    16.707    13.669        --        --
Wealthmark No. of Units           --        --        --        --        --   290,534    17,032        11        --        --
NY Wealthmark No. of Units        --        --        --        --        --    33,534     6,130        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --        --    16.748    13.676    12.500        --        --
Value at End of Year              --        --        --        --        --    17.226    16.748    13.676        --        --
No. of Units                      --        --        --        --        --    37,165   162,157       542        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --        --    16.687    16.417        --        --        --
Value at End of Year              --        --        --        --        --    17.169    16.687        --        --        --
No. of Units                      --        --        --        --        --       578        --        --        --        --

SMALL CAP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.767    19.823    18.839        --        --        --        --        --        --        --
Value at End of Year          15.598    11.767    19.823        --        --        --        --        --        --        --
Wealthmark No. of Units       76,458    56,302    41,220        --        --        --        --        --        --        --
NY Wealthmark No. of Units     2,560     3,799       409        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.681    19.717    18.764        --        --        --        --        --        --        --
Value at End of Year          15.453    11.681    19.717        --        --        --        --        --        --        --
No. of Units                   4,546     4,932     3,326        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    18.707        --        --        --        --        --        --        --
Value at End of Year              --        --    19.639        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

SMALL CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.697    17.928    19.530        --        --        --        --        --        --        --
Value at End of Year          14.573    11.697    17.928        --        --        --        --        --        --        --
Wealthmark No. of Units    1,358,520 1,512,202 1,795,396        --        --        --        --        --        --        --
NY Wealthmark No. of Units   147,735   158,029   167,753        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.543    17.727    19.337        --        --        --        --        --        --        --
Value at End of Year          14.352    11.543    17.727        --        --        --        --        --        --        --
No. of Units                 148,382   176,983   200,601        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        11.428    17.578    19.193        --        --        --        --        --        --        --
Value at End of Year          14.188    11.428    17.578        --        --        --        --        --        --        --
No. of Units                   4,845     9,244    21,425        --        --        --        --        --        --        --

SMALL CAP OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        12.791    22.465    25.788        --        --        --        --        --        --        --
Value at End of Year          16.852    12.791    22.465        --        --        --        --        --        --        --
Wealthmark No. of Units       19,449    12,168    14,217        --        --        --        --        --        --        --
NY Wealthmark No. of Units       234        --        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        12.647    22.256    25.582        --        --        --        --        --        --        --
Value at End of Year          16.629    12.647    22.256        --        --        --        --        --        --        --
No. of Units                   1,732        --        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    25.430        --        --        --        --        --        --        --
Value at End of Year              --        --    22.101        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SMALL CAP VALUE TRUST - CLASS B SHARES (units first credited 11-09-2007)
Contracts with no Optional Benefits
Value at Start of Year        11.622    15.984    16.294        --        --        --        --        --        --        --
Value at End of Year          14.714    11.622    15.984        --        --        --        --        --        --        --
Wealthmark No. of Units      113,400    87,340    60,135        --        --        --        --        --        --        --
NY Wealthmark No. of Units     1,605       381       420        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.537    15.899    16.212        --        --        --        --        --        --        --
Value at End of Year          14.577    11.537    15.899        --        --        --        --        --        --        --
No. of Units                   2,762     3,465     5,519        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    16.151        --        --        --        --        --        --        --
Value at End of Year              --        --    15.836        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

SMALL COMPANY VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        13.855    19.306    21.255        --        --        --        --        --        --        --
Value at End of Year          17.417    13.855    19.306        --        --        --        --        --        --        --
Wealthmark No. of Units       45,414    42,207    49,539        --        --        --        --        --        --        --
NY Wealthmark No. of Units       269     1,774       272        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        13.673    19.090    21.045        --        --        --        --        --        --        --
Value at End of Year          17.152    13.673    19.090        --        --        --        --        --        --        --
No. of Units                   1,591       368        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    20.889        --        --        --        --        --        --        --
Value at End of Year              --        --    19.306        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

STRATEGIC BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        13.174    15.960    16.413        --        --        --        --        --        --        --
Value at End of Year          15.995    13.174    15.960        --        --        --        --        --        --        --
Wealthmark No. of Units       36,490    26,380    60,613        --        --        --        --        --        --        --
NY Wealthmark No. of Units     4,646       502       636        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        13.000    15.781    16.250        --        --        --        --        --        --        --
Value at End of Year          15.752    13.000    15.781        --        --        --        --        --        --        --
No. of Units                   5,221     4,791     5,088        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        12.871    15.649    16.130        --        --        --        --        --        --        --
Value at End of Year          15.573    12.871    15.649        --        --        --        --        --        --        --
No. of Units                   9,018     2,240       574        --        --        --        --        --        --        --

SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL
GROWTH VIP) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    16.981    13.679    12.500        --        --
Value at End of Year              --        --        --        --        --    17.039    16.981    13.679        --        --
Wealthmark No. of Units           --        --        --        --        --   642,089    29,199       357        --        --
NY Wealthmark No. of Units        --        --        --        --        --    56,205    11,545        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --        --    17.023    13.685    12.500        --        --
Value at End of Year              --        --        --        --        --    16.963    17.023    13.685        --        --
No. of Units                      --        --        --        --        --    52,759   351,290    21,075        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --        --    16.949    16.293        --        --        --
Value at End of Year              --        --        --        --        --    16.907    16.949        --        --        --
No. of Units                      --        --        --        --        --     2,384       648        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-2005) (NOW DWS GROWTH & INCOME
VIP) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    18.411    14.142    12.500        --        --
Value at End of Year              --        --        --        --        --    20.186    18.411    14.142        --        --
Wealthmark No. of Units           --        --        --        --        --   193,698    14,276     1,028        --        --
NY Wealthmark No. of Units        --        --        --        --        --    17,097     2,712        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --        --    18.457    14.149    12.500        --        --
Value at End of Year              --        --        --        --        --    20.096    18.457    14.149        --        --
No. of Units                      --        --        --        --        --    15,899   114,321     8,612        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --        --    18.389    17.615        --        --        --
Value at End of Year              --        --        --        --        --    20.028    18.389        --        --        --
No. of Units                      --        --        --        --        --     5,622        --        --        --        --

SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP) -
CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year            --        --        --        --        --    17.583    14.005    12.500        --        --
Value at End of Year              --        --        --        --        --    19.116    17.583    14.005        --        --
Wealthmark No. of Units           --        --        --        --        --   847,115    86,229     4,019        --        --
NY Wealthmark No. of Units        --        --        --        --        --   194,905    59,744        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --        --        --        --        --    17.627    14.011    12.500        --        --
Value at End of Year              --        --        --        --        --    19.031    17.627    14.011        --        --
No. of Units                      --        --        --        --        --    77,596   595,368    29,541        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --        --        --        --    17.551    17.239        --        --        --
Value at End of Year              --        --        --        --        --    18.967    17.551        --        --        --
No. of Units                      --        --        --        --        --    15,825     4,363        --        --        --

TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        13.492    12.967    12.500        --        --        --        --        --        --        --
Value at End of Year          13.865    13.492    12.967        --        --        --        --        --        --        --
Wealthmark No. of Units       17,707    33,432    11,873        --        --        --        --        --        --        --
NY Wealthmark No. of Units     2,880     1,500     2,310        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        13.448    12.950    12.500        --        --        --        --        --        --        --
Value at End of Year          13.792    13.448    12.950        --        --        --        --        --        --        --
No. of Units                   1,511     1,256     3,938        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --    12.937    12.500        --        --        --        --        --        --        --
Value at End of Year              --    13.414    12.937        --        --        --        --        --        --        --
No. of Units                      --     9,212        --        --        --        --        --        --        --        --

TOTAL RETURN TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        15.824    15.641    14.771        --        --        --        --        --        --        --
Value at End of Year          17.689    15.824    15.641        --        --        --        --        --        --        --
Wealthmark No. of Units      261,452   156,646    41,499        --        --        --        --        --        --        --
NY Wealthmark No. of Units     7,551       733     1,682        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        15.615    15.465    14.624        --        --        --        --        --        --        --
Value at End of Year          17.420    15.615    15.465        --        --        --        --        --        --        --
No. of Units                  31,781    22,586    25,499        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        15.460    15.335    14.516        --        --        --        --        --        --        --
Value at End of Year          17.222    15.460    15.335        --        --        --        --        --        --        --
No. of Units                   4,946     2,378        --        --        --        --        --        --        --        --

Wealthmark ALL

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                             ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                            12/31/09  12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00
                           --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
TOTAL STOCK MARKET INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        10.922    17.662    18.106        --        --        --        --        --        --        --
Value at End of Year          13.842    10.922    17.662        --        --        --        --        --        --        --
Wealthmark No. of Units      742,970 2,299,715 1,447,571        --        --        --        --        --        --        --
NY Wealthmark No. of Units   133,957   245,230   165,835        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        10.777    17.464    17.927        --        --        --        --        --        --        --
Value at End of Year          13.632    10.777    17.464        --        --        --        --        --        --        --
No. of Units                 125,525   260,061   161,357        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year        10.671    17.317    17.794        --        --        --        --        --        --        --
Value at End of Year          13.477    10.671    17.317        --        --        --        --        --        --        --
No. of Units                  10,132    34,774    27,610        --        --        --        --        --        --        --

U.S. GOVERNMENT SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        13.476    13.894    13.828        --        --        --        --        --        --        --
Value at End of Year          14.381    13.476    13.894        --        --        --        --        --        --        --
Wealthmark No. of Units       86,680   105,503    18,604        --        --        --        --        --        --        --
NY Wealthmark No. of Units     3,434       236       246        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        13.298    13.739    13.691        --        --        --        --        --        --        --
Value at End of Year          14.163    13.298    13.739        --        --        --        --        --        --        --
No. of Units                  12,665    17,608        --        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    13.589        --        --        --        --        --        --        --
Value at End of Year          14.002        --    13.623        --        --        --        --        --        --        --
No. of Units                     566        --        --        --        --        --        --        --        --        --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 5-1-2009) - CLASS B
SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year            --    16.014    17.184        --        --        --        --        --        --        --
Value at End of Year              --     9.632    16.014        --        --        --        --        --        --        --
Wealthmark No. of Units           --    14,173     5,265        --        --        --        --        --        --        --
NY Wealthmark No. of Units        --     4,004        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year            --    15.834    17.014        --        --        --        --        --        --        --
Value at End of Year              --     9.505    15.834        --        --        --        --        --        --        --
No. of Units                      --     2,816        79        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    16.887        --        --        --        --        --        --        --
Value at End of Year              --        --    15.701        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year        12.071    20.734    21.183        --        --        --        --        --        --        --
Value at End of Year          16.758    12.071    20.734        --        --        --        --        --        --        --
Wealthmark No. of Units       36,616    43,739    46,938        --        --        --        --        --        --        --
NY Wealthmark No. of Units     1,175        --        --        --        --        --        --        --        --        --

Wealthmark Contracts with EER
Value at Start of Year        11.911    20.501    20.974        --        --        --        --        --        --        --
Value at End of Year          16.504    11.911    20.501        --        --        --        --        --        --        --
No. of Units                     561       530       182        --        --        --        --        --        --        --

NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year            --        --    20.818        --        --        --        --        --        --        --
Value at End of Year              --        --    20.329        --        --        --        --        --        --        --
No. of Units                      --        --        --        --        --        --        --        --        --        --

                                     PART B

                           INFORMATION REQUIRED IN A

                      STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                           (LOGO)                              dated May 3, 2010



                       Statement of Additional Information

         John Hancock Life Insurance Company (U.S.A.) Separate Account H

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:


                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                    AnnuityNote Series of Variable Annuities
                            Venture Variable Annuity
                           Venture 4 Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                        Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:


             JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center  Mailing Address
164 Corporate Drive                    Post Office Box 9505
Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9505
(800) 344-1029                         www.jhannuities.com

                                Table of Contents

GENERAL INFORMATION AND HISTORY...............................     1
ACCUMULATION UNIT VALUE TABLES................................     1
SERVICES......................................................     1
    Independent Registered Public Accounting Firm.............     1
    Servicing Agent...........................................     1
    Principal Underwriter.....................................     1
    Special Compensation and Reimbursement
    Arrangements..............................................     2
STATE VARIATIONS REGARDING RECOGNITION
 OF SAME-SEX COUPLES..........................................     5
QUALIFIED PLAN TYPES..........................................     6
LEGAL AND REGULATORY MATTERS..................................    10
APPENDIX A:  AUDITED FINANCIAL STATEMENTS.....................   A-1

                         General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.



Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2009 and for each of the two years in the period ended December 31, 2009, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

      - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

      -     semimonthly commission statements;

      -     monthly summaries of agent production and daily transaction reports;


      -     semiannual statements for Contract Owners; and



      -     annual Contract Owner tax reports.


We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH

Distributors in 2009, 2008, and 2007 were $421,625,749, $597,650,909, and
$642,866,360, respectively.


Special Compensation and Reimbursement Arrangements


The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including Riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.


The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make additional payments to firms, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products, or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA,") (or their affiliated broker-dealers) that we are aware (as of December 31, 2009) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:


NAME OF FIRM


                                   DISTRIBUTOR

                            1st Global Capital Corp.
                            AIG - SagePoint, Inc.
                            AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                    Banc of America Investment Services, Inc.

                                   DISTRIBUTOR

                       BancWest Investment Services, Inc.
                           Cadaret, Grant & Co., Inc.
                          Cambridge Investment Research
                          CapitalOne Investments, Inc.
                            CapWest Securities, Inc.
                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                InterSecurities
                               Investacorp, Inc.
                         Investment Professionals, Inc.
                             Investors Capital, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                               LPL Financial Corp.
                             LPL - Uvest Financial
                          M Holdings Securities, Inc.
                   Merrill Lynch, Pierce, Fenner & Smith, Inc.
                              MICG Investments, LLC
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                         NPH - National Planning Corp.
                          NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                            People's Securities, Inc.
                                ProEquities, Inc.
                               Prospera Financial
                           Questar Capital Corporation

                                   DISTRIBUTOR

                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                        Stifel, Nicolaus & Company, Inc.
                              TFS Securities, Inc.
                        The Huntington Investment Company
                           The Investment Center, Inc.
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                         Walnut Street Securities, Inc.
                    Wells Fargo Financial Advisors, LLC (ISG)
                    Wells Fargo Financial Advisors, LLC (PCG)
                       Wells Fargo Financial Network, LLC
                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

           State Variations Regarding Recognition of Same-Sex Couples


The federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriages. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:



           STATE                         TYPE OF JURISDICTION                               RELATED RULE
-----------------------------     ----------------------------------     --------------------------------------------------
     California                          Domestic Partnership
      Colorado                     Designated Beneficiary Agreements     May recognize spouses of civil unions from other
                                                                         jurisdictions
     Connecticut                             Civil Union,
                                           Same-Sex Marriage
District of Columbia                     Domestic Partnership,
                                           Same-Sex Marriage
       Hawaii                     Reciprocal Beneficiary Relationship
        Iowa                               Same-Sex Marriage
        Maine                            Domestic Partnerships
      Maryland                           Domestic Partnership            Also recognizes spouses of same-sex marriages who
                                                                         were married in another jurisdiction
    Massachusetts                          Same-Sex Marriage
       Nevada                            Domestic Partnership
    New Hampshire                          Same-Sex Marriage
     New Jersey                              Civil Union,                Also recognizes spouses of civil unions who were
                                         Domestic Partnership            married in another jurisdiction
      New York                                    --                     Recognizes spouses of civil unions and same-sex
                                                                         marriages who were married in another jurisdiction
       Oregon                            Domestic Partnership
    Rhode Island                         Domestic Partnership            Recognizes spouses of civil unions and same-sex

           STATE                         TYPE OF JURISDICTION                               RELATED RULE
-----------------------------     ----------------------------------     --------------------------------------------------
                                                                         marriages who were married in another jurisdiction
       Vermont                             Same-Sex Marriage
     Washington                          Domestic Partnership
      Wisconsin                          Domestic Partnerships



The table above is current only as of the date of this Statement of Additional Information. Please consult with your own qualified tax advisor for information on: (1) how federal tax rules may affect Contracts where civil union or same-sex marriage partners either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s); and (2) your state's regulations regarding civil unions and same-sex marriages.


                              Qualified Plan Types

TRADITIONAL IRAs

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.


The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.


Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59 1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.


If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


Conversion or Direct Rollover to a Roth IRA


You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)


Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.


Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age 59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)


LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: (1) that were issued prior to January 1, 2009; (2) that are not subject to Title 1 of ERISA, and (3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.


COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

            - termination of employment in all Texas public institutions of higher education;

            -     retirement;

            -     death; or

            -     the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS


Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      -     the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2009, 2008, and 2007

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................    F-2
Audited Consolidated Financial Statements
   Consolidated Balance Sheets-
   As of December 31, 2009 and 2008......................................    F-3
   Consolidated Statements of Operations-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-5
   Consolidated Statements of Changes in Shareholder's Equity and
   Comprehensive Income (Loss)-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-6
   Consolidated Statements of Cash Flows-
   For the Years Ended December 31, 2009, 2008, and 2007.................    F-9
   Notes to Consolidated Financial Statements............................   F-11

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) ("the Company") as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in shareholders' equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities, in 2008 the Company changed their method of accounting and reporting for certain assets to a fair value measurement approach, and in 2007 the Company changed their method of accounting for income tax related cash flows generated by investments in leveraged leases.

                                    /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 7, 2010

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                           CONSOLIDATED BALANCE SHEETS

                                                                             DECEMBER 31,
                                                                         -------------------
                                                                           2009       2008
                                                                         --------   --------
                                                                            (IN MILLIONS)
ASSETS
   Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$55,386; 2008--$53,112) .................   $ 55,581   $ 49,547
      Held-for-trading--at fair value
      (cost: 2009--$1,231; 2008--$1,228) .............................      1,208      1,057
   Equity securities:
      Available-for-sale--at fair value
      (cost: 2009--$489; 2008--$726) .................................        558        616
   Mortgage loans on real estate .....................................     12,623     12,472
   Investment real estate, agriculture, and timber ...................      3,084      2,983
   Policy loans ......................................................      4,949      4,918
   Short-term investments ............................................      3,973      3,670
   Other invested assets .............................................      3,417      3,295
                                                                         --------   --------
      Total Investments ..............................................     85,393     78,558
   Cash and cash equivalents .........................................      4,915      4,850
   Accrued investment income .........................................        896        913
   Goodwill ..........................................................      3,053      3,053
   Value of business acquired ........................................      2,171      2,564
   Deferred policy acquisition costs and deferred sales inducements ..      9,565      9,846
   Amounts due from and held for affiliates ..........................      3,828      3,035
   Intangible assets .................................................      1,294      1,308
   Reinsurance recoverable ...........................................     10,171      9,418
   Derivative asset ..................................................      2,142      6,129
   Other assets ......................................................      1,680      1,560
   Separate account assets ...........................................    122,466     92,058
                                                                         --------   --------
      TOTAL ASSETS ...................................................   $247,574   $213,292
                                                                         ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       DECEMBER 31,
                                                                                   -------------------
                                                                                     2009       2008
                                                                                   --------   --------
                                                                                      (IN MILLIONS)
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES
   Future policy benefits ......................................................   $ 78,478   $ 76,249
   Policyholders' funds ........................................................      9,125     10,785
   Unearned revenue ............................................................      2,615      2,458
   Unpaid claims and claim expense reserves ....................................      1,303        890
   Policyholder dividends payable ..............................................        619        637
   Amounts due to affiliates ...................................................      3,714      2,554
   Short-term debt .............................................................          6          4
   Long-term debt ..............................................................        484        483
   Consumer notes ..............................................................      1,205      1,600
   Current income tax payable ..................................................        232        282
   Deferred income tax liability ...............................................      1,755        682
   Coinsurance funds withheld ..................................................      4,359      4,263
   Derivative liability ........................................................      2,629      3,112
   Other liabilities ...........................................................      3,008      3,956
   Separate account liabilities ................................................    122,466     92,058
                                                                                   --------   --------
      Total Liabilities ........................................................    231,998    200,013
COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS (NOTE 11)
SHAREHOLDER'S EQUITY
   Preferred stock ($1.00 par value; 50,000,000 shares authorized;
      100,000 shares issued and outstanding at December 31, 2009 and 2008) .....         --         --
   Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,938
      shares issued and outstanding at December 31, 2009 and 2008) .............          5          5
   Additional paid-in capital ..................................................     12,427     12,412
   Retained earnings ...........................................................      2,822      1,765
   Accumulated other comprehensive income (loss) ...............................        129     (1,086)
                                                                                   --------   --------
      Total John Hancock Life Insurance Company (U.S.A.) Shareholder's Equity ..     15,383     13,096
   Noncontrolling interests ....................................................        193        183
                                                                                   --------   --------
      Total Shareholder's Equity ...............................................     15,576     13,279
                                                                                   --------   --------
      TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY ...............................   $247,574   $213,292
                                                                                   ========   ========

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         YEARS ENDED DECEMBER 31,
                                                                       ---------------------------
                                                                         2009      2008      2007
                                                                       -------   -------   -------
                                                                              (IN MILLIONS)
REVENUES
   Premiums ........................................................   $ 3,946   $    81   $ 3,707
   Fee income ......................................................     3,561     3,427     4,449
   Net investment income ...........................................     4,346     4,441     4,839
   Net realized investment and other (losses) gains:
      Total other-than-temporary impairment losses .................      (754)   (1,767)     (386)
      Portion of loss recognized in other comprehensive income .....        91        --        --
                                                                       -------   -------   -------
      Net impairment losses recognized in earnings .................      (663)   (1,767)     (386)
      Other net realized investment and other (losses) gains .......    (1,174)    1,544       693
                                                                       -------   -------   -------
   Total net realized investment and other (losses) gains ..........    (1,837)     (223)      307
   Other revenue ...................................................        46        62        68
                                                                       -------   -------   -------
         Total revenues ............................................    10,062     7,788    13,370
BENEFITS AND EXPENSES
   Benefits to policyholders .......................................     4,558     4,771     6,854
   Policyholder dividends ..........................................       918       939       942
   Amortization of deferred policy acquisition costs, deferred
      sales inducements, and value of business acquired ............     1,211      (336)      751
   Other operating costs and expenses ..............................     3,071     3,064     2,649
                                                                       -------   -------   -------
         Total benefits and expenses ...............................     9,758     8,438    11,196
                                                                       -------   -------   -------
Income (loss) before income taxes ..................................       304      (650)    2,174
Income tax (benefit) expense .......................................        (7)     (339)      652
                                                                       -------   -------   -------
Net income (loss) ..................................................       311      (311)    1,522
Less: Net (loss) income attributable to noncontrolling interests ...       (16)       16        32
                                                                       -------   -------   -------
Net income (loss) attributable to John Hancock Life Insurance
   Company (U.S.A.) ................................................   $   327   $  (327)  $ 1,490
                                                                       =======   =======   =======

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                     EQUITY AND COMPREHENSIVE INCOME (LOSS)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2007, as
   previously reported after
   giving retroactive effect to
   the Merger (Note 1) .........    $5     $11,896   $2,283      $  916       $15,100         $133         $15,233         4,829
Comprehensive income:
   Net income ..................                      1,490                     1,490           32           1,522
   Other comprehensive income,
      net of tax:
      Net unrealized investment
         gains .................                                    100           100                          100
      Foreign currency
         translation
         adjustment ............                                     (4)           (4)                          (4)
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     24            24                           24
         Change in net actuarial
            gain ...............                                     (8)           (8)                          (8)
      Cash flow hedges .........                                     55            55                           55
                                                                              -------         ----         -------
Comprehensive income ...........                                                1,657           32           1,689
Adoption of ASC 840 (Note 1) ...                       (133)                     (133)                        (133)
Transfer of invested assets with
   affiliates ..................                10                                 10                           10
Share-based payments ...........                20                                 20                           20
Contributions from
   noncontrolling interests ....                                                                22              22
Distributions to noncontrolling
   interests ...................                                                               (44)            (44)
Dividends paid to Parent .......                       (594)                     (594)                        (594)
                                   ---     -------   ------      ------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2007 ...    $5     $11,926   $3,046      $1,083       $16,060         $143         $16,203         4,829
                                   ===     =======   ======      ======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2008 .....    $5     $11,926   $3,046     $ 1,083       $16,060         $143         $16,203         4,829
Comprehensive (loss) income:
   Net (loss) income ...........                       (327)                     (327)          16            (311)
      Other comprehensive loss,
         net of tax:
      Net unrealized investment
         losses ................                                 (2,534)       (2,534)                      (2,534)
      Foreign currency
         translation
         adjustment ............                                    (23)          (23)                         (23)
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     (1)           (1)                          (1)
         Change in net actuarial
            loss ...............                                   (666)         (666)                        (666)
      Cash flow hedges .........                                  1,055         1,055                        1,055
                                                                              -------         ----         -------
Comprehensive (loss) income ....                                               (2,496)          16          (2,480)
Adoption of ASC 825 (Note 1) ...                          7                         7                            7
Adoption of ASC 715 (Note 1) ...                         (1)                       (1)                          (1)
Share-based payments ...........                 9                                  9                            9
Contributions from
   noncontrolling interests ....                                                                62              62
Distributions to noncontrolling
   interests ...................                                                               (38)            (38)
Capital contribution from
   Parent ......................               477                                477                          477
Dividends paid to Parent .......                       (960)                     (960)                        (960)
                                   ---     -------   ------     -------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2008 ...    $5     $12,412   $1,765     $(1,086)      $13,096         $183         $13,279         4,829
                                   ===     =======   ======     =======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

               CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
              EQUITY AND COMPREHENSIVE INCOME (LOSS) - (CONTINUED)

                                                                            TOTAL JOHN
                                                                            HANCOCK LIFE
                                                                             INSURANCE
                                                              ACCUMULATED     COMPANY
                                         ADDITIONAL              OTHER        (U.S.A.)                      TOTAL
                                 CAPITAL   PAID-IN  RETAINED COMPREHENSIVE SHAREHOLDER'S NONCONTROLLING SHAREHOLDER'S   OUTSTANDING
                                  STOCK    CAPITAL  EARNINGS INCOME (LOSS)     EQUITY       INTERESTS       EQUITY        SHARES
                                 ------- ---------- -------- ------------- ------------- -------------- ------------- --------------
                                                     (IN MILLIONS, EXCEPT FOR SHARES OUTSTANDING)                     (IN THOUSANDS)
BALANCE AT JANUARY 1, 2009 .....    $5     $12,412   $1,765     $(1,086)      $13,096         $183         $13,279         4,829
Comprehensive income (loss):
   Net income (loss) ...........                        327                       327          (16)            311
      Other comprehensive
         income, net of tax:
      Net unrealized investment
         gains .................                                  2,916         2,916                        2,916
      Foreign currency
         translation
         adjustment ............                                      5             5                            5
      Pension and postretirement
         benefits:
         Change in prior service
            cost ...............                                     (2)           (2)                          (2)
         Change in net actuarial
            loss ...............                                     60            60                           60
         Net unrealized gain on
            split-dollar life
            insurance benefit ..                                      2             2                            2
      Cash flow hedges .........                                 (1,005)       (1,005)                      (1,005)
                                                                              -------         ----         -------
Comprehensive income (loss) ....                                                2,303          (16)          2,287
Adoption of ASC 320 (Note 1) ...                        730        (761)          (31)                         (31)
Share-based payments ...........                 8                                  8                            8
Contributions from
   noncontrolling interests ....                                                                39              39
Distributions to noncontrolling
   interests ...................                                                               (13)            (13)
Capital contribution from
   Parent ......................                 7                                  7                            7
                                   ---     -------   ------     -------       -------         ----         -------         -----
BALANCE AT DECEMBER 31, 2009 ...    $5     $12,427   $2,822     $   129       $15,383         $193         $15,576         4,829
                                   ===     =======   ======     =======       =======         ====         =======         =====

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                      YEARS ENDED DECEMBER 31
                                                                                  ------------------------------
                                                                                    2009       2008       2007
                                                                                  --------   --------   --------
                                                                                           (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss) .............................................................   $    311   $   (311)  $  1,522
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Amortization of premiums and accretion of discounts associated with
      investments, net ........................................................        153        168        296
   Net realized investment and other losses (gains) ...........................      1,837        223       (307)
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired .............................      1,211       (336)       751
   Capitalization of deferred policy acquisition costs and deferred sales
      inducements .............................................................     (1,642)    (2,009)    (1,974)
   Depreciation and amortization ..............................................        134        129        125
   Net cash flows from trading securities .....................................       (151)        46         --
   Decrease (increase) in accrued investment income ...........................         17         12        (68)
   (Increase) decrease in other assets and other liabilities, net .............       (885)     2,030      1,159
   (Decrease) increase in policyholder liabilities and accruals, net ..........       (143)     4,178      3,256
   Increase in deferred income taxes ..........................................         29        114        443
                                                                                  --------   --------   --------
Net cash provided by operating activities .....................................        871      4,244      5,203
CASH FLOWS FROM INVESTING ACTIVITIES:
   Sales of:
      Fixed maturities ........................................................     11,418     10,428     15,561
      Equity securities .......................................................      1,022        422      1,453
      Real estate .............................................................          2          7         29
      Other invested assets ...................................................         71        884        646
   Maturities, prepayments, and scheduled redemptions of:
      Fixed maturities ........................................................      2,101      2,318      2,235
      Mortgage loans on real estate ...........................................      2,112      2,056      3,428
      Other invested assets ...................................................        234         --         --
   Purchases of:
      Fixed maturities ........................................................    (14,722)   (12,491)   (18,035)
      Equity securities .......................................................       (733)      (288)      (555)
      Real estate .............................................................       (151)      (233)      (201)
      Other invested assets ...................................................       (578)    (1,056)    (1,056)
   Mortgage loans on real estate issued .......................................     (2,467)    (2,627)    (2,766)
   (Issuance) repayments of notes receivable from affiliates ..................        (11)      (755)        43
   Net purchases of short-term investments ....................................       (303)      (944)    (1,997)
   Other, net .................................................................        716        692        (61)
                                                                                  --------   --------   --------
Net cash used in investing activities .........................................     (1,289)    (1,587)    (1,276)

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                    YEARS ENDED DECEMBER 31,
                                                                                  ---------------------------
                                                                                    2009      2008      2007
                                                                                  -------   -------   -------
                                                                                         (IN MILLIONS)
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contribution from Parent ...........................................   $     7   $   477   $    --
   Dividends paid to Parent ...................................................        --      (500)     (594)
   Increase (decrease) in amounts due to affiliates ...........................     1,425      (964)      507
   Universal life and investment-type contract deposits .......................     7,547     7,375     4,964
   Universal life and investment-type contract maturities and
      withdrawals .............................................................    (5,287)   (7,948)   (6,580)
   Net transfers to separate accounts from policyholders' funds ...............    (2,593)   (1,918)     (844)
   Excess tax benefits related to share-based payments ........................         8         2        17
   Repayments of consumer notes, net ..........................................      (395)     (557)     (297)
   Issuance of long-term debt .................................................         1         2         1
   Repayments of short-term debt ..............................................        --        --      (477)
   Repayments of long-term debt ...............................................        --        (6)       (2)
   Unearned revenue on financial reinsurance ..................................       (44)    1,592      (149)
   Net reinsurance recoverable ................................................      (186)     (125)      (35)
                                                                                  -------   -------   -------
Net cash provided by (used in) financing activities ...........................       483    (2,570)   (3,489)
                                                                                  -------   -------   -------
Net increase in cash and cash equivalents .....................................        65        87       438
Cash and cash equivalents at beginning of year ................................     4,850     4,763     4,325
                                                                                  -------   -------   -------
CASH AND CASH EQUIVALENTS AT END OF YEAR ......................................   $ 4,915   $ 4,850   $ 4,763
                                                                                  =======   =======   =======
NON-CASH FINANCING ACTIVITIES DURING THE YEAR:
Dividend of note receivable to Parent .........................................   $    --   $  (460)  $    --

The accompanying notes are an integral part of these consolidated financial statements.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS. John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware) LLC ("JHHLLC"), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, individual and group long-term care insurance, and mutual funds, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company's separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

On December 31, 2009, John Hancock Life Insurance Company ("JHLICO"), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS"), and John Hancock Variable Life Insurance Company ("JHVLICO"), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies' property and obligations became the property and obligations of JHUSA.

Below is a summary of the individual and consolidated revenues and net income
(loss) for JHUSA and JHLICO for the years ended December 31, 2009, 2008, and 2007. Amounts for the prior years have been restated to include financial results for JHLICO and JHVLICO.

                                 2009, PRIOR TO MERGER
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                           2009
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues ...........        $4,493                $5,692                    $(123)             $10,062
Net income (loss) ..        $  911                $ (573)                   $ (27)             $   311

                              2008, AS PREVIOUSLY REPORTED
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                            2008
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues............        $5,512                $2,618                    $(342)             $7,788
Net loss............        $  (38)               $ (304)                   $  31              $ (311)

                              2007, AS PREVIOUSLY REPORTED
                       -----------------------------------------
                       JOHN HANCOCK LIFE                                            2007
                       INSURANCE COMPANY     JOHN HANCOCK LIFE     -------------------------------------
(IN MILLIONS)               (U.S.A.)       INSURANCE COMPANY (1)   MERGER ADJUSTMENTS (2)   CONSOLIDATED
-------------          -----------------   ---------------------   ----------------------   ------------
Revenues............        $5,636                $7,843                    $(109)             $13,370
Net income..........        $  719                $  771                    $  32              $ 1,522

(1)  Includes the results of JHVLICO.

(2) Represents the elimination of significant intercompany transactions, reclassifications to conform to the current year presentation, and the impact of retroactive accounting changes.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

On December 31, 2009, JHFS, which was a wholly-owned subsidiary of JHHLLC, merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company's property and obligations became the property and obligations of MIC.

On December 31, 2009, Manulife Holdings (Delaware) LLC ("MHDLLC"), which was the parent company of MIC, merged with and into JHHLLC. As a result of the merger, MHDLLC ceased to exist, and the company's property and obligations became the property and obligations of JHHLLC.

BASIS OF PRESENTATION. The accompanying consolidated financial statements of the Company give effect to the merger of JHUSA with JHLICO and JHVLICO, which is reflected in JHUSA's audited consolidated financial statements for the year ended December 31, 2009, as a merger of entities under common control.

These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and controlled subsidiaries and variable interest entities ("VIEs") in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 - Relationships with Variable Interest Entities.

RECLASSIFICATIONS. Certain prior year amounts have been reclassified to conform to the current year presentation.

INVESTMENTS. The Company classifies its fixed maturity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other gains (losses). Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral's fair value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

DERIVATIVE FINANCIAL INSTRUMENTS. Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, other financial instruments, commodity prices, or indices. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is no longer probable, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not non-qualifying hedges are included in net realized investment and other gains (losses).

The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities and reinsurance contracts or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

CASH AND CASH EQUIVALENTS. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS. On April 28, 2004 (the "acquisition date"), MFC acquired JHFS and its subsidiaries, including JHLICO and JHVLICO, which was accounted for using the purchase method of accounting. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired ("VOBA"), and other intangible assets as of the acquisition date.

Goodwill recorded on the Company's Consolidated Balance Sheets represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC.

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs ("DAC") and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company's investment management subsidiaries) recognized at the acquisition date. Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill, brand name, and investment management contracts for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Distribution networks and other investment contracts are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever an intangible asset's fair value is deemed to be less than its carrying value.

DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life and long-term care insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

REINSURANCE. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

SEPARATE ACCOUNT ASSETS AND LIABILITIES. Separate account assets and liabilities reported on the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

FUTURE POLICY BENEFITS AND POLICYHOLDERS' FUNDS. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 38% and 41% of the Company's traditional life net insurance in-force at December 31, 2009 and 2008, respectively, and 81%, 85%, and 91% of the Company's traditional life net insurance premiums for the years ended December 31, 2009, 2008, and 2007, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds for universal life insurance, individual and group annuities, and investment-type products, including guaranteed investment contracts and funding agreements, are equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Components of policyholders' funds were as follows:

                                                          DECEMBER 31,
                                                        ----------------
                                                         2009      2008
                                                        ------   -------
                                                          (IN MILLIONS)
Guaranteed investment contracts......................   $  948   $ 1,057
Funding agreements...................................    1,753     3,644
Other investment-type products.......................    1,976     1,975
                                                        ------   -------
   Total liabilities for investment-type products....    4,677     6,676
Individual and group annuities.......................    2,124     1,948
Universal life and other.............................    2,324     2,161
                                                        ------   -------
Total policyholders' funds...........................   $9,125   $10,785
                                                        ======   =======

Included in funding agreements at December 31, 2009 and 2008, are $1,753 million and $3,502 million, respectively, of funding agreements purchased from the Company by special purpose entities ("SPEs"), which in turn issued medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company's consolidated financial statements.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

POLICYHOLDER DIVIDENDS. Policyholder dividends for the closed blocks are approved annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management's judgment as to the proper level of statutory surplus to be retained by the Company. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the JHLICO closed block. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

REVENUE RECOGNITION. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as income when due.

Deposits related to universal life and investment-type products are credited to policyholders' account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

SHARE-BASED PAYMENTS. The Company recognizes the costs resulting from share-based payment transactions with employees in its consolidated financial statements utilizing a fair value-based measurement method.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

The Company reports the benefits of tax deductions in excess of recognized compensation cost as a financing cash flow item.

INCOME TAXES. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates.

FOREIGN CURRENCY. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board ("FASB") Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, "The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles - a Replacement of FASB Statement No. 162," and FASB Accounting Standards Update ("ASU") No. 2009-01, "Topic 105- Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168 - The FASB Accounting Standards Codification(TM) and the Hierarchy of Generally Accepted Accounting Principles."

FASB Accounting Standards Codification (TM) ("ASC") Topic 105 establishes the FASB Accounting Standards Codification(TM) as the single source of authoritative U.S. GAAP recognized by the FASB to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, "Fair Value Measurements and Disclosures - Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent)." This amendment to ASC Topic 820, "Fair Value Measurements and Disclosures" ("ASC 820"), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, "Measuring Liabilities at Fair Value." This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position ("FSP") No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly," which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active," which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13," which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, "Fair Value Measurements ("SFAS No. 157")," fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3") with the most observable input level being Level 1. The impact of changing valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, on January 1, 2008.

Pension and Postretirement Benefit Plans

Effective December 31, 2009, the Company adopted FSP No. FAS 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets," which is now incorporated into ASC Topic 715, "Compensation" ("ASC 715"). This guidance requires enhanced disclosures of the assets of the Company's pension and other postretirement benefit plans in the Company's consolidated financial statements. ASC 715 requires a narrative description of investment policies and strategies for plan assets and discussion of long-term rate of return assumptions for plan assets. ASC 715 requires application of ASC 820 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2, and 3, with roll forward of level 3 plan assets and discussion of valuation processes used. Adoption of this guidance resulted in expanded disclosures related to the Company's pension and postretirement benefit plans, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted Emerging Issues Task Force ("EITF") Issue No. 06-10, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Collateral Assignment Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC 715. This guidance requires employers to recognize a liability for the postretirement benefit related to collateral assignment split-dollar life insurance arrangements. ASC 715 also requires employers to recognize and measure an asset based on the nature and substance of the collateral assignment split-dollar life insurance arrangement. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective January 1, 2008, the Company adopted EITF Issue No. 06-4, "Accounting for Deferred Compensation and Postretirement Benefit Aspects of Endorsement Split-Dollar Life Insurance Arrangements," which is now incorporated into ASC
715. This guidance requires employers that enter into endorsement split-dollar life insurance arrangements that provide an employee with a postretirement benefit to recognize a liability for the future benefits promised based on the substantive agreement made with the employer. Whether the accrual is based on a death benefit or on the future cost of maintaining the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

insurance depends on what the employer has effectively agreed to provide during the employee's retirement. The purchase of an endorsement-type life insurance policy does not qualify as a settlement of the liability. The impact of adoption of this guidance was recorded directly to the beginning balance of 2008 retained earnings and reported as a change in accounting principle. Adoption of this guidance did not have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, "Subsequent Events," which is now incorporated into ASC Topic 855, "Subsequent Events" ("ASC 855"). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-09, "Subsequent Events," which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission ("SEC") to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company's Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments," which is now incorporated into ASC Topic 320, "Investments - Debt and Equity Securities" ("ASC 320"). This new guidance removes the concept of "intent and ability to hold until recovery of value" associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company's impairment process, see Note 2 - Investments.

The Company's adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred policy acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $730 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($761) million, net of tax, attributable to (1) available-for-sale debt securities of ($898) million, (2) unearned revenue liability of ($5) million,
(3) deferred policy acquisition costs and deferred sales inducements of $96 million, (4) value of business acquired of $30 million, and (5) future policy benefits of $16 million. Other balance sheet items were impacted as follows: value of business acquired decreased by $36 million, deferred policy acquisition costs and deferred sales inducements decreased by $11 million, deferred income tax liability decreased by $17 million, and future policy benefits increased by $1 million.

Derivative Instruments and Hedging Activities

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities," which is now incorporated into ASC Topic 815, "Derivatives and Hedging" ("ASC 815"). This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2007, the Company early adopted FSP No. FIN 39-1, "Amendment of Offsetting of Amounts Related to Certain Contracts," which is now incorporated into ASC 815. This guidance specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company changed its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively. Adoption of ASC 815 resulted in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $673 million and had no impact on the Company's Consolidated Statements of Operations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Consolidated Financial Statements

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51," which is now incorporated into ASC Topic 810, "Consolidation" ("ASC 810"). ASC 810 establishes accounting guidance for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. Noncontrolling interests in subsidiaries are included as a separate component of shareholder's equity on the Consolidated Balance Sheets, net income attributable to both the Company's interest and the noncontrolling interests is presented separately on the Consolidated Statement of Operations, and any changes in the Company's ownership of a subsidiary, which do not result in deconsolidation, would be accounted for as transactions in the Company's own stock. Deconsolidation will typically result in the recognition of a gain or loss, with any retained noncontrolling interest measured initially at fair value. This accounting guidance was applied prospectively, except for the presentation and disclosure requirements, which were applied retrospectively. Adoption of this guidance had no measurement impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Effective December 31, 2008, the Company adopted FSP FAS No. 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities," which is now incorporated into ASC 810. This guidance requires enhanced disclosures about transfers of financial assets and interests in VIEs. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. Adoption of this guidance resulted in expanded disclosures related to VIEs, but had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Investments

Effective December 31, 2008, the Company adopted FSP No. EITF 99-20-1, "Amendments to the Impairment Guidance EITF Issue No. 99-20," which is now incorporated into ASC Topic 325, "Investments" ("ASC 325"). This guidance helps conform the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," which is also now incorporated into ASC 325, to the impairment guidance of ASC 320. This impairment guidance applies to debt securities backed by securitized financial assets ("ABS"), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and most have fair values below their carrying values. ASC 325 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Financial Instruments

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities," which is now incorporated into ASC Topic 825, "Financial Instruments" ("ASC 825"). The objective of this guidance is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. ASC 825 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable and can be applied on an instrument-by-instrument basis.

The Company elected to adopt ASC 825 for certain bonds classified as available-for-sale that support certain actuarial liabilities to participating policyholders. The book and market value for these bonds prior to this election were $1,307 million and $1,314 million, respectively. The amount of net unrealized gains reclassified from accumulated other comprehensive income on January 1, 2008 was $7 million. The actuarial liabilities in these products are recorded through earnings primarily based on fluctuations in the fair value of the underlying bonds. The bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2008. The adoption of ASC 825 resulted in an adjustment to retained earnings of $7 million as of January 1, 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Leases

Effective January 1, 2007, the Company adopted FSP No. FAS 13-2, "Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction," which is now incorporated into ASC Topic 840, "Leases" ("ASC 840"), and requires that changes in the projected timing of cash flows relating to income taxes generated by a leveraged lease be considered triggers requiring recalculation of the rate of return and allocation of lease income from the inception of the lease, with gain or loss recognition of the impact of any resulting change. Prior to this amendment, only changes to lease assumptions which affected the total amount of estimated net income were considered to be such triggers. This guidance cannot be retrospectively applied. Adoption of ASC 840 resulted in a charge to opening retained earnings at January 1, 2007 of $133 million, net of tax.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109," which is now incorporated into ASC Topic 740, "Income Taxes" ("ASC 740"). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable; (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Deferred Policy Acquisition Costs

Effective January 1, 2007, the Company adopted American Institute of Certified Public Accountants Statement of Position ("SOP") No. 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts," which is now incorporated into ASC Topic 944, "Financial Services - Insurance" ("ASC 944"). ASC 944 provides guidance on accounting for deferred policy acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred policy acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense. Adoption of this guidance had no material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

FUTURE ADOPTION OF RECENT ACCOUNTING PRONOUNCEMENTS

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, "Fair Value Measurements and Disclosures - Improving Disclosures about Fair Value Measurements," which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Consolidation Accounting

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 167, "Amendments to FASB Interpretation No. 46(R)," which was incorporated into ASC 810 by ASU No. 2009-17, "Consolidation - Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities."

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Modifications to ASC 810 will revise the accounting principles for assessing consolidation of a VIE and include the following features:

     - A new concept of control - now defined as an entity's ability to make decisions that are most economically significant to the VIE coupled with economic exposure to the VIE's variability. This definition replaces the previous concept of "exposure to the majority of the VIE's variability" in determining when to consolidate another entity.

     - New guidance for determining which party, among parties with shared decision making powers over a VIE, makes the most significant decisions for the VIE.

     - A bright line test for removal rights over an entity's decision maker by its equity owners, whereby removal rights are disregarded as an element of control unless they can be exercised successfully by a single party.

     - Expanded guidance on whether fees charged to a VIE by its decision maker are variable interests, leading to consolidation by the decision maker.

     - Removal of the previous scope exception for qualifying special purpose entities.

ASC 810 retains a scope exception for consolidation by investment companies of their investments. These amendments to ASC 810 will be effective for the Company on January 1, 2010. In February 2010, the FASB issued ASU No. 2010-10, "Consolidation - Amendments for Certain Investment Funds," which deferred the effective date of these amendments for relationships with investment companies. The Company is currently evaluating the impact of adopting these amendments to ASC 810 on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

Transfers of Financial Assets

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, "Accounting for Transfers of Financial Assets - an amendment of FASB Statement No. 140," which upon its effective date will amend ASC Topic 860, "Transfers and Servicing" ("ASC 860"). ASC 860 focuses on securitization activity, and these amendments affect the transferor's derecognition principles for assets transferred. Amendments to ASC 860 eliminate the concept of qualifying special purpose entities, removing their previous exemption from consolidation accounting by transferors of financial assets to them. Further, ASC 860 will not permit derecognition accounting for transfers of portions of financial assets when the portions transferred do not meet the definition of a participating interest. ASC 860 will strengthen the requirement that transferred assets be legally isolated from the transferor and all of its consolidated affiliates in order for the transfer to be accounted for as a sale. ASC 860 will require that retained interests in transferred assets be recognized at fair value instead of amounts based on relative fair value allocations of the previous carrying value of assets transferred.

These amendments to ASC 860 will be effective on a prospective basis for transfers of financial assets occurring on or after January 1, 2010.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

The Company's investments in fixed maturities and equity securities are summarized below:

                                                                                              DECEMBER 31, 2009
                                                                        ------------------------------------------------------------
                                                                                                                         OTHER-
                                                                                      GROSS       GROSS              THAN-TEMPORARY
                                                                        AMORTIZED  UNREALIZED  UNREALIZED    FAIR    IMPAIRMENTS IN
                                                                           COST       GAINS      LOSSES     VALUE       AOCI (2)
                                                                        ---------  ----------  ----------  -------  ----------------
                                                                                                (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ........................................    $41,667     $1,803      $  965    $42,505       $ (98)
   Commercial mortgage-backed securities ............................      4,643         69         238      4,474          (1)
   Residential mortgage-backed securities ...........................        843          1         368        476          (8)
   Collateralized debt obligations ..................................        291         --         156        135          (1)
   Other asset-backed securities ....................................      1,238         41          37      1,242          --
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies .....................................      1,945         40          17      1,968          --
   Obligations of states and political subdivisions .................      1,533         11          53      1,491          --
   Debt securities issued by foreign governments ....................      1,214         98          34      1,278          --
                                                                         -------     ------      ------    -------       -----
   Fixed maturities .................................................     53,374      2,063       1,868     53,569        (108)
   Other fixed maturities (1) .......................................      2,012         --          --      2,012          --
                                                                         -------     ------      ------    -------       -----
   Total fixed maturities available-for-sale ........................     55,386      2,063       1,868     55,581        (108)
   Equity securities available-for-sale .............................        489         77           8        558          --
                                                                         -------     ------      ------    -------       -----
   Total fixed maturities and equity securities available-for-sale ..    $55,875     $2,140      $1,876    $56,139       $(108)
                                                                         =======     ======      ======    =======       =====

                                                                                      DECEMBER 31, 2008
                                                                        ---------------------------------------------
                                                                                      GROSS       GROSS
                                                                        AMORTIZED  UNREALIZED  UNREALIZED
                                                                           COST       GAINS      LOSSES    FAIR VALUE
                                                                        ---------  ----------  ----------  ----------
                                                                                        (IN MILLIONS)
FIXED MATURITIES AND EQUITY SECURITIES:
   Corporate debt securities ........................................    $41,297     $  856      $3,940      $38,213
   Commercial mortgage-backed securities ............................      4,852          4         620        4,236
   Residential mortgage-backed securities ...........................        635         17           1          651
   Collateralized debt obligations ..................................        272         --         100          172
   Other asset-backed securities ....................................      1,501         23         191        1,333
   U.S. Treasury securities and obligations of U.S. government
      corporations and agencies .....................................      1,276        207          --        1,483
   Obligations of states and political subdivisions .................        171          6           9          168
   Debt securities issued by foreign governments ....................      1,083        209          26        1,266
                                                                         -------     ------      ------      -------
   Fixed maturities .................................................     51,087      1,322       4,887       47,522
   Other fixed maturities (1) .......................................      2,025         --          --        2,025
                                                                         -------     ------      ------      -------
   Total fixed maturities available-for-sale ........................     53,112      1,322       4,887       49,547
   Equity securities available-for-sale .............................        726         81         191          616
                                                                         -------     ------      ------      -------
   Total fixed maturities and equity securities available-for-sale ..    $53,838     $1,403      $5,078      $50,163
                                                                         =======     ======      ======      =======

(1) The Company classifies its leveraged leases as fixed maturities and calculates their carrying value by accruing income at their expected internal rate of return.

(2) Represents the amount of other-than-temporary impairment losses in accumulated other comprehensive income ("AOCI"), which from the date of adoption of ASC 320 on April 1, 2009, were not included in earnings.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2009, by contractual maturity, are shown below:

                                                                        AMORTIZED COST   FAIR VALUE
                                                                        --------------   ----------
                                                                               (IN MILLIONS)
FIXED MATURITIES:
Due in one year or less..............................................       $ 2,167       $ 2,182
Due after one year through five years................................        11,792        12,112
Due after five years through ten years...............................        12,409        12,928
Due after ten years..................................................        19,991        20,020
                                                                            -------       -------
                                                                             46,359        47,242
Asset-backed and mortgage-backed securities..........................         7,015         6,327
                                                                            -------       -------
   Total.............................................................       $53,374       $53,569
                                                                            =======       =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

FIXED MATURITIES AND EQUITY SECURITIES IMPAIRMENT REVIEW

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more or if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security's amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 2 -- INVESTMENTS - (CONTINUED)

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company's investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturities for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income, starting with the date of adoption of ASC 320 on April 1, 2009:

CREDIT LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITIES:
(IN MILLIONS)

Balance at December 31, 2008 ....................................   $  --
Additions:
Credit losses remaining in retained earnings related to
   adoption of new authoritative guidance on April 1, 2009 ......     726
Credit losses for which an other-than-temporary impairment
   was not previously recognized ................................     159
Credit losses for which an other-than-temporary impairment
   was previously recognized ....................................      15
Deletions:
Amounts related to sold, matured, or paid down available-for-sale
   fixed maturities .............................................    (539)
                                                                    -----
Balance at December 31, 2009 ....................................   $ 361
                                                                    =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

  UNREALIZED LOSSES ON AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES AND EQUITY
                         SECURITIES -- BY INVESTMENT AGE

                                                                           YEAR ENDED DECEMBER 31, 2009
                                                      ---------------------------------------------------------------------
                                                       LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                      ---------------------------------------- ----------------------------
                                                      CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                        VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                                      --------   ----------   --------   ----------   --------   ----------
                                                                                  (IN MILLIONS)
Corporate debt securities .........................    $ 6,358      $235       $6,167      $  730      $12,525     $  965
Commercial mortgage-backed securities .............        772        38          946         200        1,718        238
Residential mortgage-backed securities ............        194       147          275         221          469        368
Collateralized debt obligations ...................          5         1          103         155          108        156
Other asset-backed securities .....................        199         7          325          30          524         37
U.S. Treasury securities and obligations of U.S.
   government corporations and agencies ...........      1,155        17           --          --        1,155         17
Obligations of states and political subdivisions ..      1,148        50           23           3        1,171         53
Debt securities issued by foreign governments .....        335        12           67          22          402         34
                                                       -------      ----       ------      ------      -------     ------
Total fixed maturities available-for-sale .........     10,166       507        7,906       1,361       18,072      1,868
Equity securities available-for-sale ..............         40         3           58           5           98          8
                                                       -------      ----       ------      ------      -------     ------
Total .............................................    $10,206      $510       $7,964      $1,366      $18,170     $1,876
                                                       =======      ====       ======      ======      =======     ======

                                                                           YEAR ENDED DECEMBER 31, 2008
                                                      ---------------------------------------------------------------------
                                                       LESS THAN 12 MONTHS      12 MONTHS OR MORE             TOTAL
                                                      ---------------------------------------- ----------------------------
                                                      CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                                        VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                                      --------   ----------   --------   ----------   --------   ----------
                                                                                  (IN MILLIONS)
Corporate debt securities .........................    $17,248     $1,982      $ 9,479     $1,958      $26,727     $3,940
Commercial mortgage-backed securities .............      2,565        357        1,216        263        3,781        620
Residential mortgage-backed securities ............        102          1           32         --          134          1
Collateralized debt obligations ...................         33          5          110         95          143        100
Other asset-backed securities .....................        629        117          155         74          784        191
Obligations of states and political subdivisions ..        100          8           11          1          111          9
Debt securities issued by foreign governments .....         28          1           61         25           89         26
                                                       -------     ------      -------     ------      -------     ------
Total fixed maturities available-for-sale .........     20,705      2,471       11,064      2,416       31,769      4,887
Equity securities available-for-sale ..............        347        161           40         30          387        191
                                                       -------     ------      -------     ------      -------     ------
Total .............................................    $21,052     $2,632      $11,104     $2,446      $32,156     $5,078
                                                       =======     ======      =======     ======      =======     ======

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities decreased to $606 million at December 31, 2009 from $768 million at December 31, 2008.

At December 31, 2009 and 2008, there were 1,545 and 2,182 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,868 million and $4,887 million, respectively, of which the single largest unrealized loss was $24 million and $48 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2009 and 2008, there were 141 and 633 equity securities with an aggregate gross unrealized loss of $8 million and $191 million, respectively, of which the single largest unrealized loss was $2 million and $14 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $203 million were non-income producing for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

SECURITIES LENDING

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2009 and 2008, but there were no securities on loan and no collateral held as of December 31, 2009 and 2008. The Company maintains collateral at a level of at least 102% of the loaned securities' market value and monitors the market value of the loaned securities on a daily basis.

ASSETS ON DEPOSIT

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $50 million and $59 million, respectively, were on deposit with government authorities as required by law.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2009, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

COLLATERAL                         CARRYING     GEOGRAPHIC                      CARRYING
PROPERTY TYPE                       AMOUNT      CONCENTRATION                    AMOUNT
---------------------------------------------   -------------------------------------------
                                (IN MILLIONS)                                (IN MILLIONS)
Apartments...................      $ 1,659      East North Central........      $ 1,172
Hotels.......................           13      East South Central........          381
Industrial...................        1,803      Middle Atlantic...........        2,215
Office buildings.............        3,106      Mountain..................          876
Retail.......................        3,392      New England...............        1,060
Mixed use....................          245      Pacific...................        3,345
Agricultural.................          793      South Atlantic............        2,168
Agri business................        1,105      West North Central........          355
Other........................          549      West South Central........          855
                                                Canada/Other..............          238
Provision for losses.........          (42)     Provision for losses......          (42)
                                   -------                                      -------
Total........................      $12,623      Total.....................      $12,623
                                   =======                                      =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

                                        BALANCE AT BEGINNING                                BALANCE AT END OF
                                              OF PERIOD          ADDITIONS     DEDUCTIONS         PERIOD
                                        --------------------   -------------   ----------   -----------------
                                                                    (IN MILLIONS)
Year ended December 31, 2009.........            $29                $36            $23             $42
Year ended December 31, 2008.........             17                 15              3              29
Year ended December 31, 2007.........             41                 13             37              17

Mortgage loans with a carrying value of $108 million were non-income producing for the year ended December 31, 2009. At December 31, 2009, mortgage loans with a carrying value of $14 million were delinquent by less than 90 days and $5 million were delinquent by 90 days or more.

The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

                                                                          DECEMBER 31,
                                                                         -------------
                                                                          2009   2008
                                                                          ----   ----
                                                                         (IN MILLIONS)
Impaired mortgage loans on real estate with provision for losses......    $150   $ 75
Provision for losses..................................................     (42)   (29)
                                                                          ----   ----
Net impaired mortgage loans on real estate............................    $108   $ 46
                                                                          ====   ====

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2009   2008   2007
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Average recorded investment in impaired loans.........   $113    $60    $94
Interest income recognized on impaired loans..........     --     --     --

INVESTMENT REAL ESTATE, AGRICULTURE, AND TIMBER

Investment real estate, agriculture, and timber of $145 million was non-income producing for the year ended December 31, 2009. Depreciation expense on investment real estate, agriculture, and timber was $53 million, $51 million, and $53 million in 2009, 2008, and 2007, respectively. Accumulated depreciation was $413 million and $367 million at December 31, 2009 and 2008, respectively.

EQUITY METHOD INVESTMENTS

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $3,059 million and $2,847 million at December 31, 2009 and 2008, respectively. Net investment income (loss) on investments accounted for under the equity method totaled $78 million, $(4) million, and $210 million in 2009, 2008, and 2007, respectively. Total combined assets of such investments were $34,412 million and $33,770 million (consisting primarily of investments) and total combined liabilities were $9,960 million and $10,428 million (including $6,539 million and $7,229 million of debt) at December 31, 2009 and 2008, respectively. Total combined revenues and expenses of these investments in 2009 were $4,199 million and $4,075 million, respectively, resulting in $124 million of total combined income from operations. Total combined revenues and expenses of these investments in 2008 were $3,071 million and $3,482 million, respectively, resulting in $411 million of total combined loss from operations. Total combined revenues and expenses in 2007 were $1,349 million and $1,113 million, respectively, resulting in $236 million of total combined income from operations. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT AND OTHER (LOSSES) GAINS

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

                                                            YEARS ENDED DECEMBER 31,
                                                           --------------------------
                                                             2009      2008     2007
                                                           --------------------------
                                                                  (IN MILLIONS)
NET INVESTMENT INCOME
   Fixed maturities ....................................   $ 3,333   $ 3,286   $3,422
   Equity securities ...................................        31        56       45
   Mortgage loans on real estate .......................       739       714      683
   Investment real estate, agriculture, and timber .....       146       155      181
   Policy loans ........................................       332       322      304
   Short-term investments ..............................        27       182      251
   Equity method investments and other .................        15        (8)     217
                                                           -------   -------   ------
   Gross investment income .............................     4,623     4,707    5,103
      Less investment expenses .........................       277       266      264
                                                           -------   -------   ------
Net investment income (1) ..............................   $ 4,346   $ 4,441   $4,839
                                                           =======   =======   ======
NET REALIZED INVESTMENT AND OTHER (LOSSES) GAINS
   Fixed maturities ....................................   $  (180)  $(1,577)  $  (41)
   Equity securities ...................................       (59)     (129)     124
   Mortgage loans on real estate .......................       (83)      (23)      76
   Derivatives and other invested assets ...............    (1,366)    1,317      157
   Amounts credited to participating contract holders ..      (149)      189       (9)
                                                           -------   -------   ------
Net realized investment and other (losses) gains (1) ...   $(1,837)  $  (223)  $  307
                                                           =======   =======   ======

(1) Includes net investment income and net realized investment and other (losses) gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 - Related Party Transactions for information on the associated MRBL reinsurance agreement.

The change in net unrealized loss on fixed maturities classified as held-for-trading of $(107) million and $216 million is included in net realized investment and other (losses) gains for the years ended December 31, 2009 and December 31, 2008, respectively. There were no fixed maturities classified as held-for-trading for the year ended December 31, 2007.

For 2009, 2008, and 2007, net investment income passed through to participating contract holders as interest credited to policyholders' account balances amounted to $111 million, $138 million, and $133 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $363 million, $352 million, and $418 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $131 million, $30 million, and $100 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $663 million, $1,767 million, and $386 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Consolidated Statements of Operations.

NOTE 3 -- RELATIONSHIPS WITH VARIABLE INTEREST ENTITIES

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities ("VIEs") in accordance with ASC 810.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under ASC 810, the variable interest holder, if any, that will absorb a majority of the VIE's expected losses, receive a majority of the VIE's expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity's expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company's involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

CONSOLIDATED VARIABLE INTEREST ENTITIES

The Company's separate accounts are considered the primary beneficiary of certain timberland VIEs, as discussed further below. The consolidation of these VIEs in the separate accounts of the Company resulted in an increase in separate account assets of $1,574 million, with an equal increase in separate account liabilities at December 31, 2009 and an increase in separate account assets of $192 million, with an equal increase in separate account liabilities at December 31, 2008.

The liabilities recognized as a result of consolidating the timberland VIEs do not represent additional claims on the general assets of the Company; rather, they represent claims against the assets recognized as a result of consolidating the VIEs. Conversely, the assets recognized as a result of consolidating the timberland VIEs do not represent additional assets which the Company can use to satisfy claims against its general assets; rather they can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

SIGNIFICANT VARIABLE INTERESTS IN UNCONSOLIDATED VARIABLE INTEREST ENTITIES

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

                                                                         DECEMBER 31,
                                                                             2009
                                                         --------------------------------------------
                                                                        INVESTMENT   MAXIMUM EXPOSURE
                                                         TOTAL ASSETS       (1)         TO LOSS (2)
                                                         ------------   ----------   ----------------
                                                                         (IN MILLIONS)
Collateralized debt obligations (3)...................      $1,431         $ 27            $ 27
Real estate limited partnerships (4)..................       1,166          466             522
Timber funds (5)......................................       5,010          180             183
                                                            ------         ----            ----
Total.................................................      $7,607         $673            $732
                                                            ======         ====            ====

                                                                         DECEMBER 31,
                                                                             2008
                                                         --------------------------------------------
                                                                        INVESTMENT   MAXIMUM EXPOSURE
                                                         TOTAL ASSETS       (1)         TO LOSS (2)
                                                         ------------   ----------   ----------------
                                                                         (IN MILLIONS)
Collateralized debt obligations (3)..................        $2,039        $ 27            $ 27
Real estate limited partnerships (4).................         1,208         486             537
Timber funds (5).....................................         5,413         176             182
                                                             ------        ----            ----
Total................................................        $8,660        $689            $746
                                                             ======        ====            ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

     (1) The Company's investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.

     (2) The maximum exposure to loss related to collateralized debt obligations ("CDOs") is limited to the investment reported on the Company's Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company's investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.

     (3) The Company acts as an investment manager to certain asset-backed investment vehicles, commonly known as CDOs, for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.

     (4) Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships' management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member.

     (5) The Company acts as investment manager for the VIEs owning the timberland properties (the "timber funds"), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS

TYPES OF DERIVATIVES AND DERIVATIVE STRATEGIES

INTEREST RATE CONTRACTS. The Company uses interest rate futures contracts, interest rate swap agreements, and cancelable interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements to hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company's long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated gain or loss will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated gain or loss will be amortized into investment income as a yield adjustment when the payments are made.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedging relationships.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time. The Company also purchases interest rate caps and floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

FOREIGN CURRENCY CONTRACTS. Foreign currency derivatives, including foreign currency swaps and foreign currency forwards, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedging relationships.

EQUITY MARKET CONTRACTS. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes currency forwards in non-qualifying hedging relationships.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

                                                                            DECEMBER 31, 2009                DECEMBER 31, 2008
                                                                      -----------------------------   ------------------------------
                                                                                 FAIR       FAIR                  FAIR
                                                                      NOTIONAL   VALUE     VALUE      NOTIONAL   VALUE    FAIR VALUE
                                                                       AMOUNT   ASSETS  LIABILITIES    AMOUNT    ASSETS  LIABILITIES
                                                                      --------  ------  -----------   --------  -------  -----------
                                                                                               (IN MILLIONS)
QUALIFYING HEDGING RELATIONSHIPS
Fair value hedges  Interest rate swaps..............................   $14,922  $  402     $  752      $16,308  $   923     $1,431
                   Foreign currency swaps...........................       883      --        253        2,408       92        322
Cash flow hedges   Interest rate swaps..............................    12,961     912         66       10,661    2,903        117
                   Foreign currency swaps...........................       629       4        122        1,482      291        301
                   Foreign currency forwards........................       266      43         --           --       --         --
                   Equity market contracts..........................        38       8         --           48       --         27
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES IN HEDGING RELATIONSHIPS..........................   $29,699  $1,369     $1,193      $30,907  $ 4,209     $2,198
                                                                       -------  ------     ------      -------  -------     ------
NON-HEDGING RELATIONSHIPS
                   Interest rate swaps..............................   $22,535  $  526     $  500      $15,011  $ 1,369     $  681
                   Foreign currency swaps...........................     4,461     238        319        2,879      348        223
                   Foreign currency forwards........................       800      --          1          506        3          3
                   Total return swaps...............................     1,030      --         --        1,086       --         --
                   Interest rate options............................       287       1         --          437       --         --
                   Embedded derivatives - fixed maturities..........        86      --          2          178       --          7
                   Embedded derivatives - reinsurance contracts.....        --       8        614           --      200         --
                   Embedded derivatives - participating pension
                      contracts (1).................................        --      --         71           --       58         --
                   Embedded derivatives - benefit guarantees (1)....        --   1,703        640           --    4,382      2,859
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES IN NON-HEDGING RELATIONSHIPS......................    29,199   2,476      2,147       20,097    6,360      3,773
                                                                       -------  ------     ------      -------  -------     ------
TOTAL DERIVATIVES (2)...............................................   $58,898  $3,845     $3,340      $51,004  $10,569     $5,971
                                                                       =======  ======     ======      =======  =======     ======

(1) Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.

(2) The fair values of all derivatives in an asset position are reported within derivative asset on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

HEDGING RELATIONSHIPS

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

FAIR VALUE HEDGES. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other gains (losses). For the years ended December 31, 2009 and 2008, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2009, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

FOR THE YEAR ENDED DECEMBER 31, 2009

                                                         GAINS (LOSSES)   GAINS (LOSSES)
DERIVATIVES IN FAIR VALUE   HEDGED ITEMS IN FAIR VALUE    RECOGNIZED ON   RECOGNIZED FOR   INEFFECTIVENESS
  HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS       DERIVATIVES     HEDGED ITEMS       RECOGNIZED
-------------------------   --------------------------   --------------   --------------   ---------------
                                                                           (IN MILLIONS)
Interest rate swaps         Fixed-rate assets.........       $ 470            $(348)            $122
                            Fixed-rate liabilities....        (310)             263              (47)
Foreign currency swaps      Fixed-rate assets.........          90              (83)               7
                                                             -----            -----             ----
Total                                                        $ 250            $(168)            $ 82
                                                             =====            =====             ====

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                         GAINS (LOSSES)   GAINS (LOSSES)
DERIVATIVES IN FAIR VALUE   HEDGED ITEMS IN FAIR VALUE    RECOGNIZED ON   RECOGNIZED FOR   INEFFECTIVENESS
  HEDGING RELATIONSHIPS        HEDGING RELATIONSHIPS       DERIVATIVES     HEDGED ITEMS       RECOGNIZED
-------------------------   --------------------------   --------------   --------------   ---------------
                                                                           (IN MILLIONS)
Interest rate swaps         Fixed-rate assets.........       $(657)           $ 684             $ 27
                            Fixed-rate liabilities....         220             (272)             (52)
Foreign currency swaps      Fixed-rate assets.........        (114)              92              (22)
                                                             -----            -----             ----
Total                                                        $(551)           $ 504             $(47)
                                                             =====            =====             ====

CASH FLOW HEDGES. The Company uses interest rate swaps to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the years ended December 31, 2009 and 2008, all of the Company's hedged forecast transactions qualified as cash flow hedges. For the years ended December 31, 2009 and 2008, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table presents the effects of derivatives in cash flow hedging relationships on the Consolidated Statements of Operations and the Consolidated Statements of Changes in Shareholder's Equity:

FOR THE YEAR ENDED DECEMBER 31, 2009

                                                                                      GAINS RECLASSIFIED
                                                                                           FROM AOCI
                                                                                           INTO NET           INEFFECTIVENESS
                                                                  GAINS (LOSSES)      REALIZED INVESTMENT    RECOGNIZED IN NET
                                                                    DEFERRED IN            AND OTHER        REALIZED INVESTMENT
DERIVATIVES IN CASH FLOW        HEDGED ITEMS IN CASH FLOW       AOCI ON DERIVATIVES     GAINS (LOSSES)           AND OTHER
  HEDGING RELATIONSHIPS           HEDGING RELATIONSHIPS            (NET OF TAX)          (NET OF TAX)          GAINS (LOSSES)
-------------------------   ---------------------------------   -------------------   -------------------   -------------------
                                                                                         (IN MILLIONS)
Interest rate swaps         Floating rate assets.............        $   (23)                 $--                  $ --
                            Forecasted fixed-rate assets.....         (1,082)                  (5)                  (17)
                            Inflation indexed liabilities....            108                   --                    --
Foreign currency swaps      Fixed-rate assets................            (35)                  --                    --
Foreign currency forwards   Forecasted expenses..............             28                   --                    --
Equity market contracts     Stock-based compensation ........              4                   --                    --
                                                                     -------                  ---                  ----
Total                                                                $(1,000)                 $(5)                 $(17)
                                                                     =======                  ===                  ====

FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                      GAINS RECLASSIFIED
                                                                                           FROM AOCI
                                                                                           INTO NET           INEFFECTIVENESS
                                                                  GAINS (LOSSES)      REALIZED INVESTMENT    RECOGNIZED IN NET
                                                                    DEFERRED IN            AND OTHER        REALIZED INVESTMENT
DERIVATIVES IN CASH FLOW        HEDGED ITEMS IN CASH FLOW       AOCI ON DERIVATIVES     GAINS (LOSSES)           AND OTHER
  HEDGING RELATIONSHIPS           HEDGING RELATIONSHIPS            (NET OF TAX)          (NET OF TAX)          GAINS (LOSSES)
-------------------------   ---------------------------------   -------------------   -------------------   -------------------
                                                                                         (IN MILLIONS)
Interest rate swaps         Floating rate assets.............         $   37                 $ --                   $--
                            Forecasted fixed-rate assets.....          1,118                  (31)                   30
                            Inflation indexed liabilities....            (73)                  --                    --
Foreign currency swaps      Fixed-rate assets................              5                   --                    --
Equity market contracts     Stock-based compensation ........             (1)                  --                    --
                                                                      ------                 ----                   ---
Total                                                                 $1,086                 $(31)                  $30
                                                                      ======                 ====                   ===

The Company anticipates that net gains of approximately $32 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum time frame for which variable cash flows are hedged is 37 years.

For a roll forward of the net accumulated gains (losses) on cash flow hedges see
Note 12 - Shareholder's Equity.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swap agreements, interest rate futures contracts, credit default swaps, and interest rate cap and floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Credit default swaps are contracts in which the buyer makes a series of payments to the seller and, in exchange, receives compensation if one of the events specified in the contract occurs. Interest rate cap agreements are contracts with counterparties which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional principal).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 4 -- DERIVATIVES AND HEDGING INSTRUMENTS - (CONTINUED)

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2009 and 2008, net losses of $1,289 million and net gains of $957 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

FOR THE YEARS ENDED DECEMBER 31,                                       2009    2008
--------------------------------                                     -------   ----
NON-HEDGING RELATIONSHIPS
   Investment (losses) gains:
      Interest rate swaps ........................................   $  (906)  $818
      Interest rate futures ......................................         3    (28)
      Interest rate options ......................................         4     --
      Foreign currency swaps .....................................      (121)    31
      Foreign currency forwards ..................................        18    (28)
      Foreign currency futures ...................................       (24)    (2)
      Equity market contracts ....................................        30    (25)
      Equity index futures .......................................      (293)   191
                                                                     -------   ----
TOTAL INVESTMENT (LOSSES) GAINS FROM DERIVATIVES IN NON-HEDGING
   RELATIONSHIPS .................................................   $(1,289)  $957
                                                                     =======   ====

EMBEDDED DERIVATIVES. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company's embedded derivatives see Note 14 - Fair Value of Financial Instruments.

CREDIT RISK. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company's derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2009 and 2008, the Company had accepted collateral consisting of various securities with a fair value of $861 million and $2,472 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2009 and 2008, the Company pledged collateral of $598 million and $546 million, respectively, which is included in fixed maturities on the Consolidated Balance Sheets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 5 -- INCOME TAXES

The Company files tax returns as part of two consolidated groups, MHDLLC and JHHLLC. MHDLLC includes JHUSA and JHHLLC includes JHLICO and JHVLICO. Beginning in 2010, these groups will be consolidated and reported as one tax group.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

Income (loss) before income taxes includes the following:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)
Domestic .........................................   $290   $(670)  $2,155
Foreign ..........................................     14      20       19
                                                     ----   -----   ------
Income (loss) income before income taxes .........   $304   $(650)  $2,174
                                                     ====   =====   ======

The components of income taxes were as follows:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)

Current taxes:
   Federal .......................................   $(45)  $(462)  $ 194
   Foreign .......................................      6       4      10
   State .........................................      3       5       5
                                                     ----   -----   -----
   Total .........................................    (36)   (453)    209
                                                     ----   -----   -----
Deferred taxes:
   Federal .......................................     31     111     448
   Foreign .......................................     (1)      2      (4)
   State .........................................     (1)      1      (1)
                                                     ----   -----   -----
   Total .........................................     29     114     443
                                                     ----   -----   -----
Total income tax (benefit) expense ...............   $ (7)  $(339)  $ 652
                                                     ====   =====   =====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                                          YEARS ENDED
                                                          DECEMBER 31,
                                                     ---------------------
                                                     2009    2008    2007
                                                     ----   -----   ------
                                                         (IN MILLIONS)
Tax at 35% .......................................   $106   $(227)  $ 762
Add (deduct):
   Prior year taxes ..............................     14      26     (46)
   Tax credits ...................................    (76)    (72)    (92)
   Tax-exempt investment income ..................    (76)    (92)   (193)
   Lease income ..................................     63       3      22
   Unrecognized tax benefits .....................    (44)     15     185
   Other .........................................      6       8      14
                                                     ----   -----   -----
Total income tax (benefit) expense ...............   $ (7)  $(339)  $ 652
                                                     ====   =====   =====

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                       DECEMBER 31,
                                                     ---------------
                                                      2009     2008
                                                     ------   ------
                                                      (IN MILLIONS)
DEFERRED TAX ASSETS:
   Policy reserves ...............................   $1,339   $2,434
   Net operating loss carryforwards ..............      384      614
   Net capital loss carryforwards ................       74       --
   Tax credits ...................................      670      566
   Unearned revenue ..............................      915      756
   Unrealized investment losses on securities ....        5      595
   Deferred compensation .........................      212      212
   Deferred policy acquisition costs .............       --        2
   Federal interest deficiency ...................      307      221
   Dividends payable to policyholders ............      144      123
   Securities and other investments ..............        1      182
   Other .........................................      245      158
                                                     ------   ------
      Total deferred tax assets ..................    4,296    5,863
                                                     ------   ------
DEFERRED TAX LIABILITIES:
   Unrealized investment gains on securities .....      498        5
   Deferred policy acquisition costs .............    2,367    2,514
   Intangibles ...................................    1,213    1,296
   Lease income ..................................       68      116
   Premiums receivable ...........................       42       41
   Deferred sales inducements ....................      132      121
   Deferred gains ................................      628      609
   Securities and other investments ..............    1,023    1,738
   Other .........................................       80      105
                                                     ------   ------
      Total deferred tax liabilities .............    6,051    6,545
                                                     ------   ------
         Net deferred tax liabilities ............   $1,755   $  682
                                                     ======   ======

At December 31, 2009, the Company had $1,097 million of operating loss carryforwards, which will expire in various years through 2023, and $209 million of capital loss carryforwards, which will expire in 2014. The Company believes that it will realize the full benefit of its deferred tax assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The Company made income tax payments of $4 million, $13 million, and $37 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

For MHDLLC, the Internal Revenue Service ("IRS") completed its examinations and the appeals process for years 1998 through 2003, and the Company received income tax refunds for these years in April 2009 totaling $44 million, including interest. The IRS completed its examination of this group's income tax returns for the years 2004 and 2005 in July 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of this group's income tax returns for years 2006 and 2007 in November 2009.

For JHHLLC, the IRS completed its examinations for years 1996 through 1998 in September 2003 and completed its examination for years 1999 through 2001 in October 2006. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. In June 2008, the Company and the IRS Appeals Division agreed to compromise settlement on several issues that arose in the 1996 through 1998 examinations, and in December 2008, the IRS issued a statutory notice of deficiency covering the remaining issues. In March 2009, the Company filed a petition in U.S. Tax Court contesting the statutory notice of deficiency. IRS Appeals Division proceedings involving the years 1999 through 2001 are ongoing. The IRS completed its examination of this group's income tax returns for the years 2002 through 2004 in August 2009. The Company filed protests with the IRS Appeals Division for various adjustments raised by the IRS in its examinations of these years. The IRS examination for years 2005 and 2006 commenced in January 2010.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                      DECEMBER 31
                                                                    ---------------
                                                                     2009     2008
                                                                    ------   ------
                                                                     (IN MILLIONS)
Beginning balance ...............................................   $1,869   $1,463
Additions based on tax positions related to the current year ....      182      182
Reductions based on tax positions related to the current year ...       --      (10)
Additions for tax positions of prior years ......................      349      301
Reductions for tax positions of prior years .....................     (239)     (67)
                                                                    ------   ------
Ending balance ..................................................   $2,161   $1,869
                                                                    ======   ======

Included in the balances as of December 31, 2009 and 2008, respectively, are $356 million and $410 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balances as of December 31, 2009 and 2008, respectively, are $1,805 million and $1,459 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate, but would accelerate the payment of taxes to an earlier period.

An estimate of the change in unrecognized tax benefits attributable to deductions for dividends received cannot be made at this time because there is no specific information available with respect to either the position that will be taken by the U.S. Treasury Department or the effective dates of the anticipated regulations.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $224 million, $195 million, and $95 million in interest expense, respectively. The Company had approximately $878 million and $634 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000. Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of the holders of the policies included in the closed blocks and will not revert to the benefit of the shareholder of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Office of Financial and Insurance Regulation.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company's Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks' liabilities in excess of the carrying amount of the closed blocks' assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block's income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. Actual experience within the JHLICO closed block, in particular realized and unrealized losses, resulted in a reduction of the remaining policyholder dividend obligation to zero during the year ended December 31, 2008.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 6 -- CLOSED BLOCKS - (CONTINUED)

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JHUSA CLOSED BLOCK

                                                                                          DECEMBER 31,
                                                                                        ---------------
                                                                                         2009     2008
                                                                                        ------   ------
                                                                                         (IN MILLIONS)
LIABILITIES
Future policy benefits ..............................................................   $8,632   $8,680
Policyholders' funds ................................................................       79       79
Policyholder dividends payable ......................................................      202      211
Other closed block liabilities ......................................................      214      191
                                                                                        ------   ------
         Total closed block liabilities .............................................   $9,127   $9,161
                                                                                        ======   ======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$3,084; 2008--$3,235) ..................................   $3,179   $3,128
   Mortgage loans on real estate ....................................................      652      583
   Policy loans .....................................................................    1,619    1,700
   Other invested assets ............................................................      659      644
                                                                                        ------   ------
         Total investments ..........................................................    6,109    6,055
Cash borrowings and cash equivalents ................................................     (244)    (345)
Accrued investment income ...........................................................      117      115
Amounts due from and held for affiliates ............................................    1,779    1,752
Other closed block assets ...........................................................      355      488
                                                                                        ------   ------
         Total assets designated to the closed block ................................   $8,116   $8,065
                                                                                        ======   ======
Excess of closed block liabilities over assets designated
   to the closed block ..............................................................   $1,011   $1,096
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation, net of deferred income tax expense of
         $142 million and $42 million, respectively .................................      264       78
      Adjustment for deferred policy acquisition costs, net of deferred
         income tax benefit of $46 million and $14 million, respectively ............      (85)     (26)
      Foreign currency translation adjustment .......................................      (67)     (21)
                                                                                        ------   ------
         Total amounts included in accumulated other comprehensive income ...........      112       31
                                                                                        ------   ------
Maximum future earnings to be recognized from closed block assets and liabilities ...   $1,123   $1,127
                                                                                        ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHUSA CLOSED BLOCK

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                     2009     2008     2007
                                                                    ------   ------   ------
                                                                          (IN MILLIONS)
REVENUES
Premiums ........................................................   $  624   $  647   $  661
Net investment income ...........................................      455      473      438
Net realized investment and other (losses) gains ................      (35)      (9)      17
                                                                    ------   ------   ------
   Total revenues ...............................................    1,044    1,111    1,116
BENEFITS AND EXPENSES
Benefits to policyholders .......................................      734      782      799
Policyholder dividends ..........................................      392      411      409
Amortization of deferred policy acquisition costs ...............      (76)    (218)     (50)
Other closed block operating costs and expenses .................       24       25       25
                                                                    ------   ------   ------
   Total benefits and expenses ..................................    1,074    1,000    1,183
Revenues, net of benefits and expenses before income taxes ......      (30)     111      (67)
Income tax (benefit) expense ....................................      (11)      39      (24)
                                                                    ------   ------   ------
Revenues, net of benefits and expenses and income taxes .........   $  (19)  $   72   $  (43)
                                                                    ======   ======   ======

Maximum future earnings from closed block assets and liabilities:

                                                                    YEARS ENDED DECEMBER 31,
                                                                    ------------------------
                                                                       2009          2008
                                                                    ----------   -----------
                                                                          (IN MILLIONS)
Beginning of period..............................................     $1,127       $1,199
Revenues, net of benefits and expenses and income taxes..........         19          (72)
Adoption of ASC 320 (Note 1).....................................        (23)          --
                                                                      ------       ------
End of period....................................................     $1,123       $1,127
                                                                      ======       ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                                           DECEMBER 31,
                                                                                        -----------------
                                                                                          2009      2008
                                                                                        -------   -------
                                                                                          (IN MILLIONS)
LIABILITIES
Future policy benefits...............................................................   $10,916   $10,979
Policyholders' funds.................................................................     1,511     1,510
Policyholder dividends payable.......................................................       407       418
Other closed block liabilities.......................................................       118       119
                                                                                        -------   -------
         Total closed block liabilities..............................................   $12,952   $13,026
                                                                                        =======   =======
ASSETS
Investments
   Fixed maturities:
      Available-for-sale--at fair value
      (amortized cost: 2009--$6,378; 2008--$6,773)...................................   $ 6,456   $ 6,159
   Equity securities:
      Available-for-sale--at fair value
      (cost: 2009--$7; 2008--$5).....................................................         8         4
   Mortgage loans on real estate.....................................................     1,928     1,684
   Policy loans......................................................................     1,533     1,533
   Other invested assets.............................................................       153       165
                                                                                        -------   -------
         Total investments...........................................................    10,078     9,545
Cash and cash equivalents............................................................       299       162
Accrued investment income............................................................       134       143
Other closed block assets............................................................       165       426
                                                                                        -------   -------
         Total assets designated to the closed block.................................   $10,676   $10,276
                                                                                        =======   =======
Excess of closed block liabilities over assets designated                               $ 2,276   $ 2,750
   to the closed block...............................................................
Portion of above representing accumulated other comprehensive income:
      Unrealized appreciation (depreciation), net of deferred income tax expense of
         $28 million and deferred income tax benefit of $204 million, respectively...        53      (378)
                                                                                        -------   -------
Maximum future earnings to be recognized from closed block assets and liabilities....   $ 2,329   $ 2,372
                                                                                        =======   =======

                                                    YEARS ENDED DECEMBER 31,
                                                    ------------------------
                                                       2009         2008
                                                    ----------   -----------
                                                          (IN MILLIONS)
CHANGE IN THE POLICYHOLDER DIVIDEND OBLIGATION:
Balance at beginning of period...................       $--         $142
Impact on net income before income taxes.........        --          (83)
Unrealized investment gains......................        --          (31)
Change in deferred income tax liability..........        --          (28)
                                                        ---         ----
Balance at end of period.........................       $--         $ --
                                                        ===         ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

JHLICO CLOSED BLOCK

                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------
                                                                      2009     2008     2007
                                                                     ------   ------   ------
                                                                           (IN MILLIONS)
REVENUES
Premiums .........................................................   $  648   $  699   $  734
Net investment income ............................................      588      581      590
Net realized investment and other (losses) gains .................      (12)    (118)      20
                                                                     ------   ------   ------
   Total revenues ................................................    1,224    1,162    1,344
BENEFITS AND EXPENSES
Benefits to policyholders ........................................      761      794      841
Policyholder dividends ...........................................      461      478      482
Change in the policyholder dividend obligation ...................       --      (62)     (88)
Other closed block operating costs and expenses ..................        3        2       (2)
                                                                     ------   ------   ------
   Total benefits and expenses ...................................    1,225    1,212    1,233
Revenues, net of benefits and expenses before income taxes .......       (1)     (50)     111
Income tax (benefit) expense, net of amounts credited to the policyholder dividend obligation of $0 million, $0 million,
   and $1 million, respectively ..................................       (2)     (17)      39
                                                                     ------   ------   ------
Revenues, net of benefits and expenses and income taxes ..........   $    1   $  (33)  $   72
                                                                     ======   ======   ======

Maximum future earnings from closed block assets and liabilities:

                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------
                                                                        2009         2008
                                                                     ----------   -----------
                                                                           (IN MILLIONS)
Beginning of period...............................................     $2,372       $2,339
Revenues, net of benefits and expenses and income taxes...........         (1)          33
Adoption of ASC 320 (Note 1)......................................        (42)          --
                                                                       ------       ------
Change during period..............................................     $2,329       $2,372
                                                                       ======       ======

NOTE 7 -- DEBT AND LINE OF CREDIT

External short-term and long-term debt consisted of the following:

                                                                       DECEMBER 31,
                                                                     ----------------
                                                                      2009     2008
                                                                     ------   -------
                                                                       (IN MILLIONS)
SHORT-TERM DEBT:
Current maturities of long-term debt..............................   $    6   $    4
LONG-TERM DEBT:
   Surplus notes, 7.38% maturing in 2024 (1)......................      491      492
   Notes payable, interest ranging from 5.09% to 12.1% due in
      varying amounts to 2015.....................................       15       12
   Fair value adjustments related to interest rate swaps (1)......      (16)     (17)
                                                                     ------   ------
                                                                        490      487
Less current maturities of long-term debt.........................       (6)      (4)
                                                                     ------   ------
Total long-term debt..............................................   $  484   $  483
                                                                     ======   ======
CONSUMER NOTES:
   Notes payable, interest ranging from 0.72% to 6.25% due in
      varying amounts to 2036.....................................   $1,205   $1,600
                                                                     ======   ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

     (1) As part of its interest rate management, the Company uses interest rate swaps to convert the interest expense on the surplus notes from fixed to variable. Under ASC 815, these swaps are designated as fair value hedges, which results in the carrying value of the notes being adjusted for changes in fair value.

LONG-TERM DEBT

Aggregate maturities of long-term debt are as follows: 2010--$6 million; 2011--$0 million; 2012--$0 million; 2013--$0 million; 2014--$0 million; and
thereafter--$484 million.

Interest expense on debt, included in other operating costs and expenses, was $34 million, $34 million, and $39 million in 2009, 2008, and 2007, respectively. Interest paid on debt was $34 million, $34 million, and $41 million in 2009, 2008, and 2007, respectively.

Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the "Commissioner").

CONSUMER NOTES

The Company issues consumer notes through its SignatureNotes program. SignatureNotes is an investment product sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2010--$251 million; 2011--$162 million; 2012--$113 million; 2013--$60 million; 2014--$226 million; and thereafter--$393 million.

Interest expense on consumer notes, included in benefits to policyholders, was $47 million, $104 million, and $115 million in 2009, 2008, and 2007, respectively. Interest paid amounted to $50 million, $104 million, and $112 million in 2009, 2008, and 2007, respectively.

LINE OF CREDIT

At December 31, 2009, the Company had a committed line of credit established by MFC totaling $1 billion pursuant to a 364-day revolving credit facility. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, the Company had no outstanding borrowings under the agreement.

At December 31, 2009, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $250 million pursuant to a multi-year facility, which will expire in 2010. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2009. At December 31, 2009, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

NOTE 8 -- RELATED PARTY TRANSACTIONS

REINSURANCE TRANSACTIONS

Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited ("JHRECO"), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a reduction of $3,640 million in premiums in the Consolidated Statements of Operations and recorded a modified coinsurance reserve adjustment of $3,640 million, which reduced benefits to policyholders in the Consolidated Statements of Operations for the year ended December 31, 2008. As of December 31, 2008, the Company also recorded $55 million related to the cost of

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 8 -- RELATED PARTY TRANSACTIONS - (CONTINUED)

reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. The balance of unearned revenue related to the cost of reinsurance was $133 million as of December 31, 2009.

The Company reinsured certain portions of its long-term care insurance and group annuity contracts with JHRECO. The Company entered into these reinsurance contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a funds withheld basis where the related financial assets remain invested at the Company and a modified coinsurance agreement. As of July 1, 2008, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience and practices. The Company recorded a liability for coinsurance amounts withheld from JHRECO of $4,158 million and $3,860 million at December 31, 2009 and 2008, respectively, on the Company's Consolidated Balance Sheets and recorded a reinsurance recoverable from JHRECO of $4,749 million and $4,130 million at December 31, 2009 and 2008, respectively, which was included with reinsurance recoverables on the Company's Consolidated Balance Sheets. Premiums ceded to JHRECO were $644 million, $656 million, and $651 million during the years ended December 31, 2009, 2008, and 2007, respectively. Claim reserves ceded to JHRECO were $603 million, $538 million, and $528 million during the years ended December 31, 2009, 2008, and 2007, respectively.

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited ("MRBL"), to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was due to the Company on December 31, 2009 and payable by MRBL no later than March 31, 2010. The Company recorded this amount as a receivable as of December 31, 2009. As a result of the amendment, the unearned revenue of $250 million as of September 30, 2009 was included with the balance of unearned revenue related to the initial consideration. These amounts are being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of the unearned revenue liability was $1,705 million and $1,484 million as of December 31, 2009 and 2008, respectively.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested within the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2009 and 2008 were $2,290 million and $2,190 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the "Original Agreement"). The Original Agreement covered base contracts, but excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

treatment. Under the terms of the Original Agreement, the Company received a net ceding commission of $113 million for the year ended December 31, 2008. This amount was classified as unearned revenue and was being amortized into income as payments were made to MRBL. The Original Agreement was amended effective October 1, 2008, as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of the cost of reinsurance, which was reported with reinsurance recoverables on the Consolidated Balance Sheets.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2009 and 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2009 and 2008, respectively, the Company reported net ceded reserves and cost of reinsurance of $1,681 million and $792 million, which was included with reinsurance recoverables, a reinsurance payable to MRBL of $261 million and $781 million, which was included with amounts due to affiliates, and a liability for coinsurance funds withheld of $194 million and $285 million on the Consolidated Balance Sheets. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations.

SERVICE AGREEMENTS

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $394 million, $374 million, and $336 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had amounts payable to MFC and MLI of $10 million and amounts receivable from MFC and MLI of $8 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

DEBT TRANSACTIONS

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from an affiliate, John Hancock Financial Holdings (Delaware), Inc. ("JHFH"). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $8 million and $2 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $21 million and $5 million for the years ended December 31, 2009 and 2008, respectively.

On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the "Original Note"). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15 and payable semi-annually on June 15 and December 15 of each year until December 15, 2011, and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On September 30, 2008, the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $2 million, $5 million, and $10 million for the years ended December 31, 2009, 2008, and 2007, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner. The surplus notes were included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 50 basis points. Interest income was $4 million and $3 million for the years ended December 31, 2009 and 2008, respectively.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a short-term senior promissory note dated December 14, 2006, the Company borrowed $477 million from MHDLLC. The note was repaid on March 1, 2007. Interest expense was $5 million for the year ended December 31, 2007.

CAPITAL STOCK TRANSACTIONS

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

OTHER

On December 10, 2008, the Company issued a dividend in-kind of $460 million to JHFS as repayment on an outstanding loan.

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2009 and 2008, the Company managed approximately $6,098 million and $3,187 million of deposits from affiliates, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company's Liquidity Pool:

                                                       DECEMBER 31,
                                                      -------------
                                                       2009    2008
                                                      ------   ----
                                                      (IN MILLIONS)
The Manufacturers Investment Corporation...........   $   87   $122
John Hancock Holdings (Delaware) LLC...............       42     14
Manulife Reinsurance Limited.......................      207    144
Manulife Reinsurance (Bermuda) Limited.............      993     54
Manulife Hungary Holdings KFT......................       65     44
John Hancock Life Insurance Company of Vermont.....       54     31
John Hancock Reassurance Company Limited...........      505     37
John Hancock Financial Holdings (Delaware), Inc. ..        6      3
                                                      ------   ----
   Total...........................................   $1,959   $449
                                                      ======   ====

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The Claims Guarantee Agreement was revoked effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

On July 8, 2005, MFC fully and unconditionally guaranteed the Company's SignatureNotes, both those outstanding at that time and those to be issued subsequently. MFC's guarantee of the SignatureNotes is an unsecured obligation of MFC and is subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC which by their terms are designated as ranking equally in right of payment with or subordinate to MFC's guarantee of the SignatureNotes. As a result of the guarantee by MFC, the Company is exempt from filing quarterly and annual reports with the SEC pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

NOTE 9 -- REINSURANCE

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                            YEARS ENDED DECEMBER 31,
                           ---------------------------------------------------------
                                  2009                2008                2007
                                PREMIUMS            PREMIUMS            PREMIUMS
                           -----------------   -----------------   -----------------
                           WRITTEN    EARNED   WRITTEN   EARNED    WRITTEN   EARNED
                           -------   -------   -------   -------   -------   -------
                                                 (IN MILLIONS)
Direct..................   $ 5,169   $ 5,171   $ 5,157   $ 5,157   $ 4,777   $ 4,785
Assumed.................     1,384     1,384     1,221     1,221     1,127     1,127
Ceded...................    (2,609)   (2,609)   (6,297)   (6,297)   (2,205)   (2,205)
                           -------   -------   -------   -------   -------   -------
   Net life, health, and
      annuity premiums..   $ 3,944   $ 3,946   $    81   $    81   $ 3,699   $ 3,707
                           =======   =======   =======   =======   =======   =======

For the years ended December 31, 2009, 2008, and 2007, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $2,668 million, $2,049 million, and $1,619 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth.

On February 28, 1997, the Company sold a major portion of its group insurance business to UniCare Life & Health Insurance Company ("UniCare"), a wholly-owned subsidiary of WellPoint, Inc. The business sold included the Company's group accident and health business and related group life business, and Cost Care, Inc., Hancock Association Services Group, and Tri-State, Inc., all of which were indirect, wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. The insurance business sold was transferred to UniCare through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UniCare does not meet its contractual obligations under the coinsurance agreement.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides a funded qualified defined benefit plan (the "Plan") that covers substantially all of its employees. Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to the Company effective January 1, 2010.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. Certain grandfathered employees are eligible to receive benefits based upon the greater of the traditional formula or cash balance formula. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company's funding policy for its qualified defined benefit plan is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws and generally not greater than the maximum amount that can be deducted for federal income tax purposes. In 2009, 2008, and 2007, no contributions were made to the qualified plan. The Company expects that no contributions will be made in 2010.

The Company also participates in an unfunded non-qualified defined benefit plan. Sponsorship of this plan transferred from JHFS to the Company effective January 1, 2010. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code for certain employees.

The Company's funding policy for its non-qualified defined benefit plan is to contribute an amount equal to the plan's benefit payments made during the year. The contribution to the non-qualified plan was $34 million, $33 million, and $34 million in 2009, 2008, and 2007, respectively. The Company expects to contribute approximately $41 million to its non-qualified pension plan in 2010.

The Company participates in a non-qualified defined contribution pension plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $7 million in both 2009 and 2008. The prior non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan. Effective January 1, 2010, the plan was renamed the John Hancock Employee Welfare Plan and plan sponsorship was transferred from JHFS to the Company. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $54 million, $59 million, and $58 million in 2009, 2008, and 2007, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. Sponsorship of these plans transferred from JHFS to the Company effective January 1, 2010. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $19 million, $19 million, and $16 million in 2009, 2008, and 2007, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS

The amounts disclosed below represent the Company's share of the pension and other postretirement benefit plans described above:

                                                            YEARS ENDED DECEMBER 31,
                                                        --------------------------------
                                                                               OTHER
                                                                           POSTRETIREMENT
                                                        PENSION BENEFITS      BENEFITS
                                                        ----------------   -------------
                                                         2009     2008      2009    2008
                                                        ------   ------    -----   -----
                                                                  (IN MILLIONS)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year .............   $2,237   $2,214    $ 573   $ 576
Service cost ........................................       30       30        1       1
Interest cost .......................................      128      129       33      34
Participant contributions ...........................       --       --        5       3
Actuarial loss (gain) ...............................      132       42       (8)     17
Plan amendments .....................................       --       (2)      --      --
Retiree drug subsidy ................................       --       --        3       4
Benefits paid .......................................     (173)    (176)     (59)    (62)
                                                        ------   ------    -----   -----
Benefit obligation at end of year ...................   $2,354   $2,237    $ 548   $ 573
                                                        ======   ======    =====   =====
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year ......   $1,628   $2,465    $ 245   $ 326
Actual return on plan assets ........................      354     (694)      61     (81)
Employer contributions ..............................       34       33       54      59
Participant contributions ...........................       --       --        5       3
Benefits paid .......................................     (173)    (176)     (59)    (62)
                                                        ------   ------    -----   -----
Fair value of plan assets at end of year ............   $1,843   $1,628    $ 306   $ 245
                                                        ======   ======    =====   =====
Funded status at end of year ........................   $ (511)  $ (609)   $(242)  $(328)
                                                        ======   ======    =====   =====
AMOUNTS RECOGNIZED ON CONSOLIDATED BALANCE SHEETS:
Assets ..............................................   $   --   $   --    $  --   $  --
Liabilities .........................................     (511)    (609)    (242)   (328)
                                                        ------   ------    -----   -----
Net amount recognized ...............................   $ (511)  $ (609)   $(242)  $(328)
                                                        ======   ======    =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE
   INCOME:
Prior service cost ..................................   $  (29)  $  (32)   $  --   $  --
Net actuarial loss ..................................      739      789       29      71
                                                        ------   ------    -----   -----
Total ...............................................   $  710   $  757    $  29   $  71
                                                        ======   ======    =====   =====

The accumulated benefit obligation for all defined benefit plans was $2,329 million and $2,208 million at December 31, 2009 and 2008, respectively.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

                                      DECEMBER 31,
                                    ---------------
                                     2009     2008
                                    ------   ------
                                     (IN MILLIONS)
Accumulated benefit obligation ..   $2,329   $2,208
Projected benefit obligation ....    2,354    2,237
Fair value of plan assets .......    1,843    1,628

COMPONENTS OF NET PERIODIC BENEFIT COST

                                                 YEARS ENDED DECEMBER 31,
                                        ------------------------------------------
                                                                      OTHER
                                                                  POSTRETIREMENT
                                           PENSION BENEFITS          BENEFITS
                                        ---------------------   ------------------
                                         2009    2008    2007   2009   2008   2007
                                        -----   -----   -----   ----   ----   ----
                                                       (IN MILLIONS)
Service cost ........................   $  30   $  30   $  33   $  1   $  1   $  2
Interest cost .......................     128     129     126     33     34     34
Expected return on plan assets ......    (175)   (181)   (183)   (26)   (26)   (25)
Special termination benefits ........      --      --       1     --     --     --
Curtailment gain ....................      --      --      (1)    --     --     --
Amortization of prior service cost ..      (3)     (3)     (2)    --     --     --
Recognized actuarial loss ...........       4       5       1     --     --     --
                                        -----   -----   -----   ----   ----   ----
Net periodic benefit cost ...........   $ (16)  $ (20)  $ (25)  $  8   $  9   $ 11
                                        =====   =====   =====   ====   ====   ====

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2010 were as follows:

                                                                 OTHER
                                                            POSTRETIREMENT
                                         PENSION BENEFITS      BENEFITS
                                         ----------------   --------------
                                                   (IN MILLIONS)
Amortization of prior service cost ...         $(4)               $--
Amortization of actuarial loss, net ..          15                 --
                                               ---                ---
Total ................................         $11                $--
                                               ===                ===

ASSUMPTIONS

Weighted-average assumptions used to determine benefit obligations were as follows:

                                                 YEARS ENDED DECEMBER 31,
                                            ---------------------------------
                                                                    OTHER
                                                               POSTRETIREMENT
                                            PENSION BENEFITS      BENEFITS
                                            ----------------   --------------
                                               2009   2008      2009   2008
                                               ----   ----      ----   ----
Discount rate............................      5.50%  6.00%     5.50%  6.00%
Rate of compensation increase............      4.35%  4.10%      N/A    N/A
Health care cost trend rate for following
   year..................................                       8.50%  8.50%
Ultimate trend rate......................                       5.00%  5.00%
Year ultimate rate reached...............                       2028   2016

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                           YEARS ENDED DECEMBER 31,
                                                   ---------------------------------------
                                                                               OTHER
                                                                          POSTRETIREMENT
                                                    PENSION BENEFITS         BENEFITS
                                                   ------------------   ------------------
                                                   2009   2008   2007   2009   2008   2007
                                                   ----   ----   ----   ----   ----   ----
Discount rate...................................   6.00%  6.00%  5.75%  6.00%  6.00%  5.75%
Expected long-term return on plan assets........   8.00%  8.00%  8.25%  8.00%  8.00%  8.25%
Rate of compensation increase...................   4.10%  5.10%  4.00%   N/A    N/A    N/A
Health care cost trend rate for following year..                        8.50%  9.00%  9.50%
Ultimate trend rate.............................                        5.00%  5.00%  5.00%
Year ultimate rate reached......................                         2016   2016  2016

The overall expected long-term rate of return on plan assets assumption reflects the Company's best estimate. The general approach used to develop the assumption takes into consideration the allocation of assets held on the measurement date, plus the target allocation of expected contributions to the plan for the upcoming fiscal year, net of investment expenses. The rate is calculated using historical weighted-average real returns for each significant class of plan assets including the effects of continuous reinvestment of earnings. In addition, the calculation includes a long-term expectation of general inflation. Current market conditions and published commentary are also considered when assessing the reasonableness of the overall expected long-term rate of return on plan assets assumption.

Assumed health care cost trend rates have a significant effect on the amounts reported for the postretirement healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                        ONE-PERCENTAGE   ONE-PERCENTAGE
                                                                        POINT INCREASE   POINT DECREASE
                                                                        --------------   --------------
                                                                                 (IN MILLIONS)
Effect on total service and interest costs in 2009...................         $ 1             $ (1)
Effect on postretirement benefit obligation as of December 31, 2009..          20              (17)

PLAN ASSETS

The Company's overall investment strategy is to achieve a mix of approximately 94% of investments for long-term growth and 6% for near-term benefit payments, with a wide diversification of asset types, fund strategies, and fund managers.

The target allocations for plan assets are 52% equity securities, 35% fixed income securities, and 13% to all other types of investments. Equity securities primarily include investments in large-cap, mid-cap, and small-cap companies primarily located in the United States. Fixed income securities include corporate bonds of companies from a diverse range of industries, mortgage-backed securities, and U.S. Treasuries. Other types of investments include investments in private equity funds and timber and agriculture investments that follow several different strategies.

Pension plan assets of $702 million and $617 million at December 31, 2009 and 2008, respectively, were investments managed by related parties. Welfare plan assets of $185 million and $132 million at December 31, 2009 and 2008, respectively, were investments in related parties.

The plans do not own any of the Company's or MFC's common stock at December 31, 2009 and 2008.

FAIR VALUE MEASUREMENTS

VALUATION HIERARCHY

Following ASC 820 guidance, fair value measurements of pension and other postretirement benefit plan assets are categorized according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the plans' valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets that the Plan has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets identical to those being measured.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset, either directly or indirectly. These include quoted prices for similar assets in active markets, quoted prices for identical or similar assets in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities and impaired securities, as well as lower quality securities that have little or no price transparency.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of plan assets under the exit value approach of ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the plans use quoted market prices to determine fair value and classify such items within Level 1. If quoted market prices are not available, fair value is based upon matrix pricing models which discount expected cash flows utilizing independently-sourced market interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The plans classify financial instruments in Level 3 of the fair value hierarchy when there is an unobservable input to the valuation model that is significant to the fair value measurement in its entirety. In addition to these unobservable inputs, the valuation models for Level 3 financial instruments also typically rely on a number of inputs that are readily observable either directly or indirectly. Thus, the gains and losses presented below include changes in the fair value related to both observable and unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

DOMESTIC EQUITY - Includes investments in separate accounts and common/collective trusts. Separate account fair values are determined by the fair value of the underlying assets. Underlying domestic equity assets are valued based on observable quoted prices in active markets, and these separate account investments are included in Level 1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

INTERNATIONAL EQUITY - Includes investments in mutual funds and common/collective trusts. Mutual fund fair values are determined based upon observable net asset values ("NAV"), and these investments are included in Level
1. Collective trust fair values are determined monthly and bi-monthly based on observable quoted prices in an inactive market, and these investments are included in Level 2.

DOMESTIC FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying domestic fixed-income investments are valued based on observable quoted prices in active and inactive markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

INTERNATIONAL FIXED INCOME - Includes investments in mutual funds and separate accounts of the group annuity contract. Mutual fund fair values are determined based upon observable NAV, and these investments are included in Level 1. Fair values of investments in separate accounts of the group annuity contract are based upon the fair value of underlying assets. Underlying

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

international fixed-income investments are valued based on observable quoted prices in active markets, as well as observable market inputs other than quoted prices. These investments are included in Level 2.

PRIVATE EQUITY - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Private equity investments are included in Level 3.

TIMBER/AGRICULTURE - Fair values are determined based upon market inputs other than quoted prices and significant unobservable assumptions. Timber/agriculture investments are included in Level 3.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments. Cash and cash equivalents are included in Level 1.

401(H) ACCOUNT NET ASSETS - Fair values are determined based upon the fair values of the investments held in the Plan, as described above. The 401(h) account net assets are included in Level 1, Level 2, or Level 3.

The fair value of the Company's pension plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

                                                 DECEMBER 31, 2009
                                     ----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                  (IN MILLIONS)
Assets:
   Cash and cash equivalents......     $   26      $ 26      $ --      $ --
   Equity
      Domestic....................        783       331       452        --
      International...............        268       108       160        --
   Fixed Income
      Domestic (a)................        437       142       215        80
      International (b)...........        121        80        41        --
   Other Types of Investments
      Private Equity (c)..........        129        --        --       129
      Timber / Agriculture (d)....         79        --        --        79
                                       ------      ----      ----      ----
Total Assets at Fair Value........     $1,843      $687      $868      $288
                                       ======      ====      ====      ====

                                                DECEMBER 31, 2008
                                     ----------------------------------------
                                       TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                     (IN MILLIONS)
Assets:
   Cash and cash equivalents......     $   18      $ 18      $ --      $ --
   Equity
      Domestic....................        633       322       311        --
      International...............        209        81       128        --
   Fixed Income
      Domestic (e)................        430       131       226        73
      International (f)...........        116        74        42        --
   Other Types of Investments
      Private Equity (c)..........        150        --        --       150
      Timber / Agriculture (d)....         72        --        --        72
                                       ------      ----      ----      ----
Total Assets at Fair Value........     $1,628      $626      $707      $295
                                       ======      ====      ====      ====

(a) This category consists of approximately 40% corporate bonds from U.S. issuers in diverse industries, 18% invested in the general account of the Company, 13% mortgage-backed securities, 13% U.S. Treasuries and other government debt, 9% cash and other domestic fixed income investments, and 7% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

(e) This category consists of approximately 32% corporate bonds from U.S. issuers in diverse industries, 29% mortgage-backed securities, 17% invested in the general account of the Company, 14% cash and other domestic fixed income investments, 7% U.S. Treasuries and other government debt, and 1% sovereign debt. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(f) This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

The changes in Level 3 assets measured at fair value on a recurring basis for the year ended December 31, 2009 are summarized as follows:

                                                                 DOMESTIC     PRIVATE     TIMBER /
                                                               FIXED INCOME   EQUITY    AGRICULTURE
                                                               ------------   -------   -----------
                                                                           (IN MILLIONS)
Balance at January 1, 2009..................................       $ 73        $150        $72
   Actual return on plan assets:
      Relating to assets still held at the reporting date...         18         (19)         6
      Relating to assets sold during the period.............         --           5          2
   Purchases, sales, and settlements........................        (11)         (7)        (1)
   Transfers in and/or out of Level 3.......................         --          --         --
                                                                   ----        ----        ---
Balance at December 31, 2009................................       $ 80        $129        $79
                                                                   ====        ====        ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of the Company's other postretirement benefit plan assets at December 31, 2009 and December 31, 2008, by asset category is as follows:

                                                 DECEMBER 31, 2009
                                     ----------------------------------------
                                        TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                   (IN MILLIONS)
Assets:
   Cash and cash equivalents......      $ 23        $23      $ --       $--
   Equity
      Domestic ...................       129         14       115        --
      International...............        22         11        11        --
   Fixed Income
      Domestic (a)................       124         24        98         2
      International (b)...........         3          2         1        --
   Other Types of Investments
      Private Equity (c)..........         3         --        --         3
      Timber / Agriculture (d)....         2         --        --         2
                                        ----        ---      ----       ---
Total Assets at Fair Value........      $306        $74      $225       $ 7
                                        ====        ===      ====       ===

                                                  DECEMBER 31, 2008
                                     ----------------------------------------
                                        TOTAL
                                     FAIR VALUE   LEVEL 1   LEVEL 2   LEVEL 3
                                     ----------   -------   -------   -------
                                                   (IN MILLIONS)
Assets:
   Cash and cash equivalents......      $ 20        $20      $ --       $--
   Equity
      Domestic....................        99         11        88        --
      International...............        17          9         8        --
   Fixed Income
      Domestic (e)................       102         21        79         2
      International (f)...........         2          1         1        --
   Other Types of Investments
      Private Equity (c)..........         3         --        --         3
      Timber / Agriculture (d)....         2         --        --         2
                                        ----        ---      ----       ---
Total Assets at Fair Value........      $245        $62      $176       $ 7
                                        ====        ===      ====       ===

(a) This category consists of approximately 44% corporate bonds from U.S. issuers in diverse industries, 27% mortgage-backed securities, 17% U.S. Treasuries and other government debt, 6% cash and other domestic fixed income investments, 4% sovereign debt, and 2% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(b) This category consists of approximately 95% sovereign debt, with the remaining 5% invested in foreign currency and other international fixed income investments.

(c) This category consists of limited partnerships with buyout, mezzanine, and fund-of-fund private equity investments.

(d) This category consists of limited partnerships with timber and agriculture investments.

(e) This category consists of approximately 49 % mortgage-backed securities, 35% corporate bonds from U.S. issuers in diverse industries, 10% U.S. Treasuries and other government debt, 4% cash and domestic fixed equities, 1% sovereign debt, and 1% invested in the general account of the Company. Investments in the general account of the Company consist primarily of domestic fixed income securities.

(f) This category consists of approximately 94% sovereign debt, with the remaining 6% invested in foreign currency and other international fixed income investments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of Level 3 assets measured on a recurring basis at December 31, 2009 of $7 million is unchanged from the fair value reported at December 31, 2008.

RISK MANAGEMENT PRACTICES AND INVESTMENT GOALS

Investment allocation decisions for plan assets are made in accordance with the criteria and limitations set forth in the most recent Statement of Investment Policies and Procedures (the "Statement"), as amended and restated effective November 17, 2009. The Company relies on the Statement to set forth guidelines for adopting and maintaining certain funding policies in accordance with the provisions of ERISA and to ensure that the Plan maintains sufficient amounts to meet the obligations of the Plan as they come due.

The Company's board of directors has delegated the fiduciary oversight responsibility of the Plan to the U.S. Benefits Committee (the "Committee"), which in turn, established and actively monitors specialized subcommittees to ensure continued prudent and effective management of the Plan. One such subcommittee, the Investment Committee, is responsible for diversification of plan assets to achieve a suitable combination of investment risk and rate of return for the exclusive benefit of plan participants and beneficiaries. In order to satisfy the Plan's ongoing obligations and minimize the likelihood of a significant deterioration in the Plan's funded status resulting from capital market activity, the Investment Committee retains an Investment Advisor, John Hancock Investment Management Services, LLC, a subsidiary of the Company, to assist in the overall strategic investment direction of the fund.

INVESTMENT POLICIES AND STRATEGIES

The overall investment policies and strategies of the Plan are based on the guiding principle of diversification. Plan investments are allocated primarily between the major asset classes of fixed income and equity, with a relatively smaller proportion of investments in alternative asset classes. These investments fall into two broad categories within the context of the current asset allocation policy.

LIABILITY-HEDGING ASSETS - These assets consist primarily of fixed income investments, such as bonds, that generally have characteristics similar to pension liabilities, including predictable cash flows and comparable durations. In addition to capital preservation, the payment streams provided by liability-hedging assets are used to satisfy plan obligations as they become due.

RETURN-SEEKING ASSETS - All non-fixed income investments, such as equities and certain alternative asset classes, fall into this category. In pursuing these investments, the Plan seeks to experience higher returns from appreciation in asset values. Historically, the long-term rate of return on equities has been higher than most investment grade fixed income securities. The increased yield comes at the expense of increased volatility and unpredictability in cash flows.

The Plan's current asset allocation policy is formalized in the most recent Statement, and it is based on an assessment of the Plan's long-term goals and desired risk levels.

ASSET CLASS            INITIAL TARGET   DYNAMIC POLICY CATEGORY
-----------            --------------   -----------------------
U.S equity                  39%          Return-Seeking Assets
International equity        13%          Return-Seeking Assets
Alternatives                13%          Return-Seeking Assets
                           ---
Total                       65%
Fixed Income                35%         Liability-Hedging Assets
                           ---
Total                      100%

The Investment Committee intends for the preceding target asset allocation to adjust periodically based on the funded status of the Plan and reviews the funded ratio and asset allocation for the Plan on a monthly basis. Theoretically, an overfunded pension plan would not require the same level of capital appreciation from invested assets as an underfunded plan. As such, the Plan's asset allocation policy is dynamic, in that the asset allocations are revised in response to the funded status of the plan. The policy is intended to facilitate the Plan's long-term goal of reaching and maintaining fully funded status.

PERMITTED AND PROHIBITED INVESTMENTS

Plan investments are permitted to be made either directly, through pooled or mutual funds, or through insurance contracts, and both active and passive strategies may be used. In order to fulfill its fiduciary responsibility and to ensure that plan assets

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 10 -- PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS - (CONTINUED)

are invested prudently, the Committee has compiled a list of prohibited investments, as well as placed constraints on certain permitted investments. Moreover, the Plan is not permitted to borrow funds to acquire securities or otherwise deal in margin trading. Additional restrictions and constraints, by asset class, are outlined below.

Fixed Income

The Plan's fixed income exposure is achieved through investments in separate accounts or mutual funds. For securities held in separate accounts, the combined market value of any individual investments, as a percentage of the aggregate market value of all fixed income investments, is not to exceed the maximum quality limits outlined below. Each mutual fund investment is governed by its own prospectus, and therefore not subject to these quality limits.

INVESTMENT RATING   MAXIMUM LIMIT
-----------------   -------------
AAA                     100%
AA                       90%
A                        75%
BBB & Lower              45%
BB & Lower                8%

Equities

The Plan's domestic and international equity investments are required to be fully diversified across sectors and countries at all times. In addition, the Plan is prohibited from acquiring more than 7.5% of the outstanding securities of any one company. The Plan is also prohibited from holding greater than 10% of its assets in the form of MFC stock.

Derivatives, Options, and Futures

The use of derivatives is permitted for the purpose of hedging investment risks, including market, interest rate, credit, liquidity, and currency risks. Derivatives may also be used to replicate direct investments, in instances where the Plan will benefit from lower costs or transactional ease. Conversely, the use of derivatives to create leverage for speculative purposes is prohibited. The Plan is also required to hold cash and cash equivalents equal to the underlying market exposure of derivatives, net of margin funds. The Plan is permitted to invest in options and futures on any securities that are not specifically prohibited by the Statement, but it is prohibited from selling derivatives on securities it does not own.

Investments in Other Assets

Pursuant to the asset allocation policy, the Plan is permitted to make investments in alternative asset classes. The Plan is permitted to invest in private equity, power and infrastructure equity, timber and agricultural investments, but hedge funds are prohibited. The Investment Committee is required to approve any proposed investments in other assets that are not specifically permitted above.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CASH FLOWS

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

                                                                      OTHER
                                                                  POSTRETIREMENT
                                                                    BENEFITS-
                                         OTHER POSTRETIREMENT     MEDICARE PART D
                    PENSION BENEFITS    BENEFITS GROSS PAYMENTS      SUBSIDY
                    ----------------    -----------------------   ---------------
                                            (IN MILLIONS)
2010.............         $210                   $ 49                   $ 3
2011.............          202                     49                     3
2012.............          197                     49                     4
2013.............          197                     49                     4
2014.............          195                     48                     4
2015-2019........          957                    227                    18

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS

COMMITMENTS. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $1,711 million and $11 million, respectively, at December 31, 2009. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2010.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $26 million, $22 million, and $24 million for the years ended December 31, 2009, 2008, and 2007, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under the remaining ground lease and other non-cancelable operating leases along with the associated sub-lease income are as follows:

                        NON-
                    CANCELABLE
                     OPERATING   SUB-LEASE
                      LEASES       INCOME
                    ----------   ----------
                        (IN MILLIONS)
2010.............     $ 52         $17
2011.............       46          17
2012.............       43          17
2013.............       40          17
2014.............       30          14
Thereafter.......      207           4
                      ----         ---
Total............     $418         $86
                      ====         ===

GUARANTEES. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2009.

CONTINGENCIES. The Company is an investor in leveraged leases and has established provisions for possible disallowance of the tax treatment and for interest on past due taxes. During the years ended December 31, 2009 and 2008, the Company increased this provision by $186 million and $192 million, net of tax, respectively. The Company continues to believe that deductions originally claimed in relation to these arrangements are appropriate. Although not expected to occur, should the

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 11 -- COMMITMENTS, GUARANTEES, CONTINGENCIES, AND LEGAL PROCEEDINGS - (CONTINUED)

tax attributes of the leveraged leases be fully denied, the maximum after tax exposure including interest would be an additional estimated $282 million at December 31, 2009. See Note 19 -- Subsequent Events.

The Company owns an 80% interest in Phipps Tower Associates LLC, a limited liability company formed for the purpose of development, construction, leasing, and operation of Phipps Tower, an office building located in Atlanta, Georgia. The construction of Phipps Tower will be substantially complete in early 2010. Under an LLC agreement entered into by the Company with its partner developer, both parties have rights to a one-time put/call option when the project has achieved its stabilization stage, defined as when 85% of the gross rentable area of the building has been leased and the tenants under such leases have accepted delivery of the demised premises. At that time, the Company may exercise its call option to purchase the partner developer's interest in the project, and the partner developer may exercise its put option and sell its interest to the Company. If on or before March 5, 2013 the stabilization stage has not been achieved, or stabilization has been achieved but options have not been exercised, the Company is obligated to purchase the partner developer's entire interest (20%) in the project for the greater of the project cost or 95% of market value at the time of the buyout. The current estimated minimum amount that the Company would be required to pay is $8 million. This estimate is 20% of the $135 million cost of construction, net of $95 million of related loans payable.

LEGAL PROCEEDINGS. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

NOTE 12 -- SHAREHOLDER'S EQUITY

CAPITAL STOCK

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The components of accumulated other comprehensive income (loss) were as follows:

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2007 ..........        $ 477           $295          $31            $113            $  916
Gross unrealized investment gains
   (net of deferred income tax
   expense of $230 million) .........          428             --           --              --               428
Reclassification adjustment for gains
   realized in net income (net of
   deferred income tax benefit of
   $124 million) ....................         (229)            --           --              --              (229)
Adjustment for policyholder
   liabilities (net of deferred
   income tax expense of $3
   million) .........................            4             --           --              --                 4
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax benefit of $28 million) ......          (53)            --           --              --               (53)
Adjustment for policyholder dividend
   obligation (net of deferred income
   tax benefit of $27 million) ......          (50)            --           --              --               (50)
                                             -----           ----          ---            ----            ------
Net unrealized investment gains .....          100             --           --              --               100
Foreign currency translation
   adjustment .......................           --             --           (4)             --                (4)
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax expense
      of $13 million) ...............           --             --           --              24                24
   Change in net actuarial gain
      (net of deferred income tax
      benefit of $4 million) ........           --             --           --              (8)               (8)
Net gains on the effective portion of
   the change in fair value of cash
   flow hedges (net of deferred
   income tax expense of $39
   million) .........................           --             71           --              --                71
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $8 million) ......................           --            (16)          --              --               (16)
                                             -----           ----          ---            ----            ------
BALANCE AT DECEMBER 31, 2007 ........        $ 577           $350          $27            $129            $1,083
                                             =====           ====          ===            ====            ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ..........       $   577         $  350         $ 27           $ 129          $ 1,083
Gross unrealized investment losses
   (net of deferred income tax
   benefit of $1,574 million) .......        (2,932)            --           --              --           (2,932)
Reclassification adjustment for gains
   realized in net income (net of
   deferred income tax benefit of
   $101 million) ....................          (187)            --           --              --             (187)
Adjustment for policyholder
   liabilities (net of deferred
   income tax expense of $87
   million) .........................           162             --           --              --              162
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax expense of $216 million) .....           403             --           --              --              403
Adjustment for policyholder dividend
   obligation (net of deferred income
   tax expense of $11 million) ......            20             --           --              --               20
                                            -------         ------         ----           -----          -------
Net unrealized investment losses ....        (2,534)            --           --              --           (2,534)
Foreign currency translation
   adjustment .......................            --             --          (23)             --              (23)
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax benefit
      of $1 million) ................            --             --           --              (1)              (1)
   Change in net actuarial loss (net
      of deferred income tax benefit
      of $359 million) ..............            --             --           --            (666)            (666)
Net gains on the effective portion of
   the change in fair value of cash
   flow hedges (net of deferred
   income tax expense of $586
   million) .........................            --          1,086           --              --            1,086
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $17 million) .....................            --            (31)          --              --              (31)
                                            -------         ------         ----           -----          -------
BALANCE AT DECEMBER 31, 2008 ........       $(1,957)        $1,405         $  4           $(538)         $(1,086)
                                            =======         ======         ====           =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                       ADDITIONAL
                                                             NET                      PENSION AND
                                                         ACCUMULATED     FOREIGN     POSTRETIREMENT    ACCUMULATED
                                        NET UNREALIZED   GAIN (LOSS)     CURRENCY     UNRECOGNIZED        OTHER
                                          INVESTMENT       ON CASH     TRANSLATION    NET PERIODIC    COMPREHENSIVE
                                        GAINS (LOSSES)   FLOW HEDGES    ADJUSTMENT    BENEFIT COST    INCOME (LOSS)
                                        --------------   -----------   -----------   --------------   -------------
                                                                       (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 ..........       $(1,957)       $ 1,405         $ 4            $(538)         $(1,086)
Gross unrealized investment gains
   (net of deferred income tax
   expense of $1,400 million) .......         2,600             --          --               --            2,600
Reclassification adjustment for
   losses realized in net income (net
   of deferred income tax expense of
   $109 million) ....................           202             --          --               --              202
Adjustment for policyholder
   liabilities (net of deferred
   income tax benefit of $59
   million) .........................          (110)            --          --               --             (110)
Adjustment for deferred policy
   acquisition costs, deferred sales
   inducements, value of business
   acquired, and unearned revenue
   liability (net of deferred income
   tax benefit of $289 million) .....          (537)            --          --               --             (537)
                                            -------        -------         ---            -----          -------
Net unrealized investment gains .....         2,155             --          --               --            2,155
Foreign currency translation
   adjustment .......................            --             --           5               --                5
Pension and postretirement benefits:
   Change in prior service cost (net
      of deferred income tax benefit
      of $1 million) ................            --             --          --               (2)              (2)
   Change in net actuarial loss (net
      of deferred income tax expense
      of $31 million) ...............            --             --          --               60               60
   Net unrealized gain on split-
      dollar life insurance benefit
      (net of deferred income tax
      expense of $1 million) ........            --             --          --                2                2
Net losses on the effective portion
   of the change in fair value of
   cash flow hedges (net of deferred
   income tax benefit of $538
   million) .........................            --         (1,000)         --               --           (1,000)
Reclassification of net cash flow
   hedge gains to net income (net of
   deferred income tax benefit of
   $3 million) ......................            --             (5)         --               --               (5)
                                            -------        -------         ---            -----          -------
BALANCE AT DECEMBER 31, 2009 ........       $   198        $   400         $ 9            $(478)         $   129
                                            =======        =======         ===            =====          =======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 12 -- SHAREHOLDER'S EQUITY - (CONTINUED)

Net unrealized investment gains (losses) included on the Company's Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                      DECEMBER 31,
                                                                                ------------------------
                                                                                 2009     2008     2007
                                                                                -----   -------   ------
                                                                                      (IN MILLIONS)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:
      Fixed maturities.......................................................   $ 547   $(3,345)  $  815
      Equity securities......................................................     249       (79)     461
      Other investments......................................................      (3)      (91)       4
                                                                                -----   -------   ------
   Total (1).................................................................     793    (3,515)   1,280
Amounts of unrealized investment gains (losses) attributable to:
      Deferred policy acquisition costs, deferred sales inducements, value of
         business acquired, and unearned revenue liability...................    (368)      458     (159)
      Policyholder liabilities...............................................    (121)       49     (200)
      Policyholder dividend obligation.......................................      --        --      (31)
      Deferred income taxes..................................................    (106)    1,051     (313)
                                                                                -----   -------   ------
   Total.....................................................................    (595)    1,558     (703)
                                                                                -----   -------   ------
Net unrealized investment gains (losses).....................................   $ 198   $(1,957)  $  577
                                                                                =====   =======   ======

(1) Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement.

STATUTORY RESULTS

The Company and its wholly-owned subsidiaries, John Hancock Life Insurance Company of New York and John Hancock Life & Health Insurance Company, are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JHUSA's authorized control level risk-based capital as of December 31, 2008. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

At December 31, 2008, JHUSA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset ("DTA") instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA was reflected on the statutory balance sheet based on prescribed practices, the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice was effective for reporting periods beginning on or after December 31, 2008 and ended September 30, 2009.

The Company's risk-based capital ratio of total adjusted capital to company action level risk-based capital was in excess of 300% at December 31, 2009.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Unless approved by the Commissioner prior to payment, dividends to the shareholder shall be declared or paid only from the Company's earned surplus. Dividends to the shareholder that may be paid without prior approval of the Commissioner are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, do not exceed the greater of 10% of the Company's surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year.

NOTE 13 -- SEGMENT INFORMATION

The Company operates in the following three business segments: (1) Insurance and
(2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the remaining international insurance operations, the reinsurance operations, and the corporate account.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

INSURANCE SEGMENT. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance, and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

WEALTH MANAGEMENT SEGMENT. Offers individual and group annuities and mutual fund products and services. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. Mutual fund products and services primarily consist of open-end mutual funds, closed-end funds, institutional advisory accounts, and privately managed accounts. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products.

These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals. The segment's consumer notes program is distributed primarily through brokers affiliated with the Company and securities brokerage firms.

CORPORATE AND OTHER SEGMENT. Primarily consists of the Company's remaining international insurance operations, certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the reporting segments, and certain non-recurring expenses not allocated to the segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer or to the assumption of risk from other insurers. The disposed business primarily consists of group health insurance and related group life insurance, property and casualty insurance, and selected broker-dealer operations.

The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see Note 6 -- Closed Blocks.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2009
   Revenues from external customers .........................................    $ 4,366     $  2,652     $   535    $  7,553
   Net investment income ....................................................      2,265        1,624         457       4,346
   Net realized investment and other losses .................................       (732)      (1,103)         (2)     (1,837)
   Inter-segment revenues ...................................................         --            1          (1)         --
                                                                                 -------     --------     -------    --------
   Revenues .................................................................    $ 5,899     $  3,174     $   989    $ 10,062
                                                                                 =======     ========     =======    ========
   Total net (loss) income ..................................................    $  (258)    $    412     $   157    $    311
                                                                                 =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income of investees accounted for under the equity method ..    $    28     $      9     $    41    $     78
   Carrying value of investments accounted for under the equity method ......      1,622        1,123         314       3,059
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................        308          898           5       1,211
   Interest expense .........................................................         --           --          34          34
   Income tax (benefit) expense .............................................       (167)          63          97          (7)
   Segment assets ...........................................................    $75,509     $149,336     $22,729    $247,574

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2008
   Revenues from external customers .........................................    $ 3,407     $   (357)    $   520    $  3,570
   Net investment income ....................................................      2,300        1,578         563       4,441
   Net realized investment and other gains (losses) .........................        120          102        (445)       (223)
   Inter-segment revenues ...................................................         --            1          (1)         --
                                                                                 -------     --------     -------    --------
   Revenues .................................................................    $ 5,827     $  1,324     $   637    $  7,788
                                                                                 =======     ========     =======    ========
   Total net income (loss) ..................................................    $   272     $   (360)    $  (223)   $   (311)
                                                                                 =======     ========     =======    ========
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for under the equity
      method ................................................................    $     8     $     26     $   (38)   $     (4)
   Carrying value of investments accounted for under the equity method ......      1,418          991         438       2,847
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................       (362)          21           5        (336)
   Interest expense .........................................................         --           --          34          34
   Income tax expense (benefit) .............................................        137         (413)        (63)       (339)
   Segment assets ...........................................................    $67,127     $120,637     $25,528    $213,292


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                              WEALTH     CORPORATE
                                                                                INSURANCE   MANAGEMENT   AND OTHER     TOTAL
                                                                                ---------   ----------   ---------   --------
                                                                                                (IN MILLIONS)
2007
   Revenues from external customers .........................................     $3,931      $3,525      $  768      $ 8,224
   Net investment income ....................................................      2,246       1,888         705        4,839
   Net realized investment and other gains ..................................        146          11         150          307
   Inter-segment revenues ...................................................         --           1          (1)          --
                                                                                  ------      ------      ------      -------
   Revenues .................................................................     $6,323      $5,425      $1,622      $13,370
                                                                                  ======      ======      ======      =======
   Total net income .........................................................     $  569      $  513      $  440      $ 1,522
                                                                                  ======      ======      ======      =======
SUPPLEMENTAL INFORMATION:
   Equity in net income (loss) of investees accounted for under the equity
      method ................................................................     $  139      $   (3)     $   74      $   210
   Carrying value of investments accounted for under the equity method ......      1,155         369         883        2,407
   Amortization of deferred policy acquisition costs, deferred sales
      inducements, and value of business acquired ...........................        368         377           6          751
   Interest expense .........................................................          1          --          38           39
   Income tax expense .......................................................        281          96         275          652

The Company operates primarily in the United States and has no reportable major customers. The following table summarizes selected financial information by geographic location for or at the end of periods presented:

                                                INCOME
                                            (LOSS) BEFORE   LONG-LIVED
LOCATION                         REVENUES    INCOME TAXES     ASSETS      ASSETS
--------                         --------   -------------   ----------   --------
                                                   (IN MILLIONS)
2009
United States ................    $10,004      $  290          $198      $247,431
Foreign -- other .............         58          14            --           143
                                  -------      ------          ----      --------
Total ........................    $10,062      $  304          $198      $247,574
                                  =======      ======          ====      ========
2008
United States ................    $ 7,722      $ (670)         $234      $213,146
Foreign -- other .............         66          20            --           146
                                  -------      ------          ----      --------
Total ........................    $ 7,788      $ (650)         $234      $213,292
                                  =======      ======          ====      ========
2007
United States ................    $13,043      $2,155
Foreign -- other .............        327          19
                                  -------      ------
Total ........................    $13,370      $2,174
                                  =======      ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                                                  DECEMBER 31,
                                                                    ----------------------------------------
                                                                            2009                 2008
                                                                    -------------------   ------------------
                                                                    CARRYING     FAIR     CARRYING     FAIR
                                                                      VALUE      VALUE      VALUE     VALUE
                                                                    --------   --------   --------   -------
                                                                                  (IN MILLIONS)
ASSETS:
   Fixed maturities (1):
      Available-for-sale ........................................   $ 53,569   $ 53,569    $47,522   $47,522
      Held-for-trading ..........................................      1,208      1,208      1,057     1,057
   Equity securities:
      Available-for-sale ........................................        558        558        616       616
   Mortgage loans on real estate ................................     12,623     13,252     12,472    12,067
   Policy loans .................................................      4,949      4,949      4,918     4,918
   Short-term investments .......................................      3,973      3,973      3,670     3,670
   Cash and cash equivalents ....................................      4,915      4,915      4,850     4,850
   Derivatives:
      Interest rate swap agreements .............................      1,770      1,770      5,194     5,194
      Inflation swaps ...........................................         70         70          1         1
      Cross currency rate swap agreements .......................        242        242        731       731
      Foreign exchange forward agreements .......................         43         43          3         3
      Interest rate options .....................................          1          1         --        --
      Total return swap agreements ..............................          8          8         --        --
      Embedded derivatives ......................................      1,711      1,711      4,640     4,640
   Assets held in trust .........................................      2,290      2,290      2,190     2,190
   Separate account assets ......................................    122,466    122,466     92,058    92,058
LIABILITIES:
   Consumer notes ...............................................      1,205      1,234      1,600     1,532
   Debt .........................................................        490        463        487       474
   Guaranteed investment contracts and funding agreements .......      2,701      2,760      4,701     4,603
   Fixed-rate deferred and immediate annuities ..................      9,255      8,696      8,283     8,171
   Supplementary contracts without life contingencies ...........         51         53         53        51
   Derivatives:
      Interest rate swap agreements .............................      1,318      1,318      2,101     2,101
      Inflation swaps ...........................................         --         --        128       128
      Cross currency rate swap agreements .......................        694        694        846       846
      Foreign exchange forward agreements .......................          1          1          3         3
      Total return swap agreements ..............................         --         --         12        12
      Equity swaps ..............................................         --         --         15        15
      Embedded derivatives ......................................      1,327      1,327      2,866     2,866

(1) Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with ASC 840.

As discussed in Note 1, the Company adopted ASC 820 and ASC 825 effective January 1, 2008. In conjunction with the adoption of ASC 825, the Company elected the fair value option for certain bonds that support certain actuarial liabilities to participating policyholders. These bonds were classified as held-for-trading on the Consolidated Balance Sheet at December 31, 2009 and 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ASC 820 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

- Financial Instruments Measured at Fair Value and Reported in the Consolidated Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives, and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized.

- Other Financial Instruments Not Reported at Fair Value - This category includes assets and liabilities, which do not require the additional ASC 820 disclosures, as follows:

MORTGAGE LOANS ON REAL ESTATE - The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

POLICY LOANS - These loans are carried at unpaid principal balances, which approximate their fair values.

CASH AND CASH EQUIVALENTS - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

CONSUMER NOTES, GUARANTEED INVESTMENT CONTRACTS, AND FUNDING AGREEMENTS - The fair values associated with these financial instruments are determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company's own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

DEBT - The fair value of the Company's long-term debt is estimated using discounted cash flows based on the Company's incremental borrowing rates for similar type of borrowing arrangements. The carrying values for commercial paper and short-term borrowings approximate fair value.

FIXED-RATE DEFERRED AND IMMEDIATE ANNUITIES - The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus the Company's own corporate spread. The fair value attributable to credit risk represents the present value of the spread.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON THE CONSOLIDATED BALANCE SHEETS

VALUATION HIERARCHY

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and certain separate account assets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data.

Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets.

- Level 3 - Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk.

Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in real estate are also included in Level 3.

DETERMINATION OF FAIR VALUE

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

FIXED MATURITIES

For fixed maturities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

EQUITY SECURITIES

Equity securities with active markets are classified within Level 1, as fair values are based on quoted market prices.

SHORT-TERM INVESTMENTS

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

DERIVATIVES

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter ("OTC") derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company's derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

EMBEDDED DERIVATIVES

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB") and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity's own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt, as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB Assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB Assets and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

SEPARATE ACCOUNT ASSETS

Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with SOP No. 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include investments in mutual funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values. Open-ended mutual fund investments that are traded in an active market and have a publicly available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

Separate account assets classified as Level 3 consist primarily of debt and equity investments in private companies, which own real estate and carry it at fair value. The values of the real estate investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase of properties and at two or three-year intervals thereafter, depending on the property. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of a real estate investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser's review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating property value. These real estate investments are classified as Level 3 by the companies owning them. The equity investments in these companies are considered to be Level 3 by the Company.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following tables present the Company's assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009 and December 31, 2008:

                                                                          DECEMBER 31, 2009
                                                               ---------------------------------------
                                                                 TOTAL
                                                                 FAIR
                                                                 VALUE     LEVEL 1   LEVEL 2   LEVEL 3
                                                               --------   --------   -------   -------
                                                                            (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................   $ 42,505   $     --   $39,889    $2,616
      Commercial mortgage-backed securities ................      4,474         --     4,039       435
      Residential mortgage-backed securities ...............        476         --        16       460
      Collateralized debt obligations ......................        135         --        57        78
      Other asset-backed securities ........................      1,242         --     1,151        91
      U.S. Treasury and agency securities ..................      1,968         --     1,968        --
      Obligations of states and political subdivisions .....      1,491         --     1,261       230
      Debt securities issued by foreign governments ........      1,278         --     1,213        65
                                                               --------   --------   -------    ------
   Total fixed maturities available-for-sale ...............     53,569         --    49,594     3,975
   Fixed maturities held-for-trading (1):
      Corporate debt securities ............................        898         --       882        16
      Commercial mortgage-backed securities ................        216         --       206        10
      Residential mortgage-backed securities ...............          3         --        --         3
      Collateralized debt obligations ......................          2         --         1         1
      Other asset-backed securities ........................         21         --        20         1
      U.S. Treasury and agency securities ..................         29         --        29        --
      Obligations of states and political subdivisions .....         26         --        23         3
      Debt securities issued by foreign governments ........         13         --        --        13
                                                               --------   --------   -------    ------
   Total fixed maturities held-for-trading .................      1,208         --     1,161        47
   Equity securities available-for-sale ....................        558        558        --        --
   Short-term investments ..................................      3,973         --     3,973        --
   Derivative assets (2) ...................................      2,134         --     2,074        60
   Embedded derivatives (3) ................................      1,711         --         8     1,703
   Assets held in trust (4) ................................      2,290        624     1,666        --
   Separate account assets (5) .............................    122,466    116,875     2,494     3,097
                                                               --------   --------   -------    ------
TOTAL ASSETS AT FAIR VALUE .................................   $187,909   $118,057   $60,970    $8,882
                                                               ========   ========   =======    ======
LIABILITIES:
   Derivative liabilities (2) ..............................   $  2,013   $     --   $ 1,987    $   26
   Embedded derivatives (3) ................................      1,327         --       688       639
                                                               --------   --------   -------    ------
TOTAL LIABILITIES AT FAIR VALUE ............................   $  3,340   $     --   $ 2,675    $  665
                                                               ========   ========   =======    ======

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                          DECEMBER 31, 2008
                                                               ---------------------------------------
                                                                 TOTAL
                                                                 FAIR
                                                                 VALUE     LEVEL 1   LEVEL 2   LEVEL 3
                                                               --------   --------   -------   -------
                                                                            (IN MILLIONS)
ASSETS:
   Fixed maturities available-for-sale (1):
      Corporate debt securities ............................   $ 38,213    $    --   $36,421   $ 1,792
      Commercial mortgage-backed securities ................      4,236         --     3,790       446
      Residential mortgage-backed securities ...............        651         --        27       624
      Collateralized debt obligations ......................        172         --        84        88
      Other asset-backed securities ........................      1,333         --     1,034       299
      U.S. Treasury and agency securities ..................      1,483         --     1,483        --
      Obligations of states and political subdivisions .....        168         --       167         1
      Debt securities issued by foreign governments ........      1,266         --     1,204        62
                                                               --------    -------   -------   -------
   Total fixed maturities available-for-sale ...............     47,522         --    44,210     3,312
   Fixed maturities held-for-trading (1):
      Corporate securities .................................        834         --       818        16
      Commercial mortgage-backed securities ................        185         --       178         7
      Residential mortgage-backed securities ...............          4         --         1         3
      Collateralized debt obligations ......................          2         --         1         1
      Other asset-backed securities ........................         20         --        18         2
      Debt securities issued by foreign governments ........         12         --        --        12
                                                               --------    -------   -------   -------
   Total fixed maturities held-for-trading .................      1,057         --     1,016        41
   Equity securities available-for-sale ....................        616        616        --        --
   Short-term investments ..................................      3,670         --     3,670        --
   Derivative assets (2) ...................................      5,929         --     5,718       211
   Embedded derivatives (3) ................................      4,640         --       258     4,382
   Assets held in trust (4) ................................      2,190        497     1,693        --
   Separate account assets (5) .............................     92,058     87,841     1,245     2,972
                                                               --------    -------   -------   -------
TOTAL ASSETS AT FAIR VALUE .................................   $157,682    $88,954   $57,810   $10,918
                                                               ========    =======   =======   =======
LIABILITIES:
   Derivative liabilities (2) ..............................   $  3,105    $    --   $ 3,089   $    16
   Embedded derivatives (3) ................................      2,866         --        --     2,866
                                                               --------    -------   -------   -------
TOTAL LIABILITIES AT FAIR VALUE ............................   $  5,971    $    --   $ 3,089   $ 2,882
                                                               ========    =======   =======   =======

(1) Fixed maturities exclude leveraged leases of $2,012 million and $2,025 million at December 31, 2009 and 2008, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with ASC 840.

(2) Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.

(3) Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.

(4) Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 8 -- Related Party Transactions for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(5) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

LEVEL 3 FINANCIAL INSTRUMENTS

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31, 2009 and 2008 are summarized as follows:

                                                                                                    NET        SEPARATE
                                                                        FIXED         NET         EMBEDDED      ACCOUNT
                                                                     MATURITIES   DERIVATIVES   DERIVATIVES   ASSETS (6)
                                                                     ----------   -----------   -----------   ----------
                                                                                        (IN MILLIONS)
BALANCE AT JANUARY 1, 2009 .......................................   $3,353        $ 195         $1,516         $2,972
   Net realized/unrealized gains (losses) included in:
      Net loss ...................................................       (6)(1)      (38)(4)       (452)(5)       (493)
      Other comprehensive income (loss) ..........................      764(2)       (12)            --             (1)
   Purchases, issuances, (sales), and (settlements), net .........     (335)          --             --            619
   Transfers in and/or (out) of Level 3, net (3) .................      246         (111)            --             --
                                                                     ------        -----         ------         ------
BALANCE AT DECEMBER 31, 2009 .....................................   $4,022        $  34         $1,064         $3,097
                                                                     ======        =====         ======         ======
Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and
   liabilities still held at December 31, 2009 ...................   $    5        $ (32)        $ (452)        $ (389)

                                                                                                              NET        SEPARATE
                                                                     FIXED       EQUITY         NET         EMBEDDED      ACCOUNT
                                                                  MATURITIES   SECURITIES   DERIVATIVES   DERIVATIVES   ASSETS (6)
                                                                  ----------   ----------   -----------   -----------   ----------
                                                                                            (IN MILLIONS)
BALANCE AT JANUARY 1, 2008 ....................................   $5,023          $ 4         $ (7)        $   14       $2,882
   Net realized/unrealized gains (losses) included in:
      Net (loss) income .......................................     (454)(1)        4          187(4)       1,502(5)       (15)
      Other comprehensive loss ................................     (899)(2)       --           --             --           --
   Purchases, issuances, (sales), and (settlements), net ......     (290)          (8)           5             --          105
   Transfers in and/or (out) of Level 3, net (3) ..............      (27)          --           10             --           --
                                                                  ------          ---         ----         ------       ------
BALANCE AT DECEMBER 31, 2008 ..................................   $3,353          $--         $195         $1,516       $2,972
                                                                  ======          ===         ====         ======       ======
Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to
   assets and liabilities still held at December 31, 2008 .....   $   34          $--         $187         $1,502       $  (15)

(1) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.

(2) This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 14 -- FAIR VALUE OF FINANCIAL INSTRUMENTS - (CONTINUED)

(3) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

(4) This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations and contains unrealized gains (losses) on Level 3 derivatives held at December 31, 2009 and 2008. All gains and losses related to Level 3 assets are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately by security.

(5) This amount is included in benefits to policyholders on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure, as it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(6) Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

FINANCIAL INSTRUMENTS MEASURED AT FAIR VALUE ON A NONRECURRING BASIS

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS

The changes in the carrying value of goodwill by segment were as follows:

                                                   WEALTH     CORPORATE AND
                                     INSURANCE   MANAGEMENT       OTHER        TOTAL
                                     ---------   ----------   -------------   ------
                                                      (IN MILLIONS)
Balance at January 1, 2009 .......     $1,600      $1,307          $146       $3,053
Dispositions and other, net ......         --          --            --           --
                                       ------      ------          ----       ------
Balance at December 31, 2009 .....     $1,600      $1,307          $146       $3,053
                                       ======      ======          ====       ======

                                                   WEALTH     CORPORATE AND
                                     INSURANCE   MANAGEMENT       OTHER        TOTAL
                                     ---------   ----------   -------------   ------
                                                      (IN MILLIONS)
Balance at January 1, 2008 .......     $1,600      $1,307          $156       $3,063
Dispositions and other, net (1) ..         --          --           (10)         (10)
                                       ------      ------          ----       ------
Balance at December 31, 2008 .....     $1,600      $1,307          $146       $3,053
                                       ======      ======          ====       ======

(1)  The Company reduced goodwill by $10 million for excess severance accruals.

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2009 or 2008, and there were no accumulated impairment losses at December 31, 2009 or 2008.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 15 -- GOODWILL, VALUE OF BUSINESS ACQUIRED, AND OTHER INTANGIBLE ASSETS - (CONTINUED)

VALUE OF BUSINESS ACQUIRED

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2009     2008
                                                    ------   ------
                                                     (IN MILLIONS)
Balance, beginning of year ......................   $2,564   $2,375
Amortization ....................................      (15)     (59)
Change in unrealized investment (losses) gains ..     (342)     248
Adoption of ASC 320 (Note 1) ....................      (36)      --
                                                    ------   ------
Balance, end of year ............................   $2,171   $2,564
                                                    ======   ======

The following table provides estimated future amortization for the periods indicated:

                VOBA
           AMORTIZATION
           -------------
           (IN MILLIONS)
2010 ...        $62
2011 ...         65
2012 ...         63
2013 ...         58
2014 ...         50

OTHER INTANGIBLE ASSETS

Other intangible asset balances were as follows:

                                                   GROSS     ACCUMULATED      NET
                                                 CARRYING        NET       CARRYING
                                                  AMOUNT    AMORTIZATION    AMOUNT
                                                 --------   ------------   --------
                                                            (IN MILLIONS)
DECEMBER 31, 2009
Not subject to amortization:
   Brand name ................................    $  600         $--        $  600
   Investment management contracts ...........       295          --           295
Subject to amortization:
   Distribution networks .....................       397          37           360
   Other investment management contracts .....        64          25            39
                                                  ------         ---        ------
Total ........................................    $1,356         $62        $1,294
                                                  ======         ===        ======
DECEMBER 31, 2008
Not subject to amortization:
   Brand name ................................    $  600         $--        $  600
   Investment management contracts ...........       295          --           295
Subject to amortization:
   Distribution networks .....................       397          27           370
   Other investment management contracts .....        64          21            43
                                                  ------         ---        ------
Total ........................................    $1,356         $48        $1,308
                                                  ======         ===        ======

Amortization expense (net of tax) for other intangible assets was $9 million, $8 million, and $8 million for the years ended December 31, 2009, 2008, and 2007, respectively. Amortization expense (net of tax) for other intangible assets is expected to be approximately $9 million in 2010, $10 million in 2011, $11 million in 2012, $11 million in 2013, and $12 million in 2014.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 16 -- CERTAIN SEPARATE ACCOUNTS

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                      DECEMBER 31,
                                                    ---------------
                                                     2009     2008
                                                    ------   ------
                                                     (IN MILLIONS,
                                                    EXCEPT FOR AGE)
LIFE INSURANCE CONTRACTS WITH GUARANTEED BENEFITS
   In the event of death
   Account value ................................   $6,969   $5,739
   Net amount at risk related to deposits .......      208      618
   Average attained age of contract holders .....       50       47

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit ("GMIB") riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current purchase rates.

Multiple variations of an optional Guaranteed Minimum Withdrawal Benefit ("GMWB") rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                 DECEMBER 31,
                                                              ------------------
                                                                2009      2008
                                                              -------   --------
                                                                 (IN MILLIONS,
                                                               EXCEPT FOR AGES
                                                                 AND PERCENTS)
GUARANTEED MINIMUM DEATH BENEFIT
   Return of net deposits
   In the event of death
      Account value .......................................   $23,472   $16,564
      Net amount at risk- net of reinsurance ..............       309       886
      Average attained age of contract holders ............        64        63
   Return of net deposits plus a minimum return
   In the event of death
      Account value .......................................   $   744   $   775
      Net amount at risk- net of reinsurance ..............       238       314
      Average attained age of contract holders ............        70        69
      Guaranteed minimum return rate ......................         5%        5%
   Highest specified anniversary account value minus
      withdrawals post anniversary
   In the event of death
      Account value .......................................   $28,414   $22,944
      Net amount at risk- net of reinsurance ..............       696     1,456
      Average attained age of contract holders ............        64        64
GUARANTEED MINIMUM INCOME BENEFIT
      Account value .......................................   $ 6,293   $ 5,488
      Net amount at risk- net of reinsurance ..............        54        96
      Average attained age of contract holders ............        63        63
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
      Account value .......................................   $35,595   $24,769
      Net amount at risk ..................................     1,012     1,812
      Average attained age of contract holders ............        63        63

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                    DECEMBER 31,
                   -------------
                    2009   2008
                    ----   ----
                   (IN BILLIONS)
TYPE OF FUND
Equity .........     $28    $22
Balanced .......      22     14
Bond ...........       7      5
Money Market ...       2      3
                     ---    ---
   Total .......     $59    $44
                     ===    ===

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                      GUARANTEED   GUARANTEED   GUARANTEED
                                        MINIMUM      MINIMUM      MINIMUM
                                         DEATH       INCOME     WITHDRAWAL
                                        BENEFIT      BENEFIT      BENEFIT
                                        (GMDB)       (GMIB)       (GMWB)       TOTAL
                                      ----------   ----------   ----------   -------
                                                       (IN MILLIONS)
Balance at January 1, 2009 ........     $ 424       $   442      $ 2,890     $ 3,756
Incurred guarantee benefits .......      (192)         (166)          --        (358)
Other reserve changes .............        (1)          (67)      (2,227)     (2,295)
                                        -----       -------      -------     -------
Balance at December 31, 2009 ......       231           209          663       1,103
Reinsurance recoverable ...........      (104)       (1,177)        (548)     (1,829)
                                        -----       -------      -------     -------
Net balance at December 31, 2009 ..     $ 127       $  (968)     $   115     $  (726)
                                        =====       =======      =======     =======
Balance at January 1, 2008 ........     $ 140       $   160      $   568     $   868
Incurred guarantee benefits .......      (126)          (74)          --        (200)
Other reserve changes .............       410           356        2,322       3,088
                                        -----       -------      -------     -------
Balance at December 31, 2008 ......       424           442        2,890       3,756
Reinsurance recoverable ...........      (259)       (2,056)      (2,352)     (4,667)
                                        -----       -------      -------     -------
Net balance at December 31, 2008 ..     $ 165       $(1,614)     $   538     $  (911)
                                        =====       =======      =======     =======

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

     - Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

     - For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

     - Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

     - Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

     - Annuity base lapse rates vary by contract type, commission type, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% and 41.5% for GMIB and GMWB.

     - The discount rates used in the ASC 944 calculations range from 6.4% to 7%. The discount rates used in the ASC 815 calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 17 -- DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                         DECEMBER 31,
                                                       ----------------
                                                         2009     2008
                                                       -------   ------
                                                         (IN MILLIONS)
Balance, beginning of year .........................   $ 9,419   $6,718
Capitalization .....................................     1,579    1,893
Amortization (1) ...................................    (1,119)     398
Change in unrealized investment gains and losses ...      (704)     410
Adoption of ASC 320 (Note 1) .......................        11       --
                                                       -------   ------
Balance, end of year ...............................   $ 9,186   $9,419
                                                       =======   ======

(1) In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                       DECEMBER 31,
                                                       ------------
                                                        2009   2008
                                                        ----   ----
                                                       (IN MILLIONS)
Balance, beginning of year .........................    $427   $313
Capitalization .....................................      63    116
Amortization .......................................     (77)    (3)
Change in unrealized investment gains and losses ...     (12)     1
Adoption of ASC 320 (Note 1) .......................     (22)    --
                                                        ----   ----
Balance, end of year ...............................    $379   $427
                                                        ====   ====

NOTE 18 -- SHARE-BASED PAYMENTS

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

STOCK OPTIONS (ESOP)

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the higher of the prior day or prior five day average closing market price of MFC's common shares on the Toronto Stock Exchange on the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period, and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. In 2009, 2008, and 2007, 56,000, 217,000, and 191,000 DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000, and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. In 2009, no DSUs were granted to certain employees to defer payment of all or part of their restricted share units since the restricted share units scheduled to vest in 2009 did so without any payment value. Restricted share units are discussed below. The DSUs issued in 2009, 2008, and 2007 vested immediately upon grant.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors

The Company recorded compensation expense for stock options granted of $9 million, $9 million, and $6 million for the years ended December 31, 2009, 2008, and 2007, respectively.

GLOBAL SHARE OWNERSHIP PLAN (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to apply up to 5% of their annual base earnings toward the purchase of common shares of MFC. MFC matches a percentage of the employee's eligible contributions up to a maximum amount. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2009, 2008, and 2007.

RESTRICTED SHARE UNIT PLAN (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the years ended December 31, 2009, 2008, and 2007, 3.8 million, 1.8 million, and 1.5 million RSUs, respectively, were granted to certain eligible employees under this plan. During 2009, in addition to the RSUs, 0.6 million Special RSUs and
1.5 million Performance Share Units ("PSUs") were granted to eligible employees under this plan. There were no Special RSUs or PSUs granted in 2008 or 2007. Each RSU/Special RSU/PSU entitles the recipient to receive payment equal to the market value of one common share, plus credited dividends, at the time of vesting, subject to any performance conditions.

For the years ended December 31, 2009, 2008, and 2007, the Company granted 2.0 million, 0.7 million, and 0.7 million RSUs, respectively, to certain eligible employees. RSUs granted in 2009 vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date. RSUs granted prior to 2009 vest three years from the grant date. The related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $14 million, $24 million, and $28 million for the years ended December 31, 2009, 2008, and 2007, respectively.

For the year ended December 31, 2009, the Company granted 0.3 million Special RSUs to certain eligible employees. Special RSUs vest on the date that is 22 months from the grant date, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to Special RSUs was $2 million for the year ended December 31, 2009.

For the year ended December 31, 2009, the Company granted 0.4 million PSUs to certain eligible employees. PSUs vest 25% on the first anniversary, 25% on the second anniversary, and 50% on the date that is 34 months from the grant date, subject to performance conditions that are equally weighted over the three performance periods, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to PSUs was $3 million for the year ended December 31, 2009.

NOTE 19 -- SUBSEQUENT EVENTS

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 consolidated financial statements through the date on which the consolidated financial statements were issued.

During the quarter ended March 31, 2010, the Company changed its assessment of the possible disallowance of the tax treatment and for interest on past due taxes related to the leveraged lease contingency disclosed in Note 11 - Commitments, Guarantees, Contingencies, and Legal Proceedings. Had this change been reflected in the results for the year ended December

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTE 19 -- SUBSEQUENT EVENTS - (CONTINUED)

31, 2009, the Company would have increased its provision by an additional $93 million and the maximum exposure would have decreased by $93 million.

                   AUDITED FINANCIAL STATEMENTS

                   John Hancock Life Insurance Company (U.S.A.)
                   Separate Account H
                   December 31, 2009

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2009

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm .....    1
Statement of Assets and Liabilities ............................................    4
Statement of Operations and Changes in Contract Owners' Equity .................   30
Notes to Financial Statements ..................................................   87

(ERNST & YOUNG LOGO)                            ERNST & YOUNG LLP
                                                200 Clarendon Street
                                                Boston, Massachusetts 02116-5072

                                                Tel: + 1 617 266 2000
                                                Fax: + 1 617 266 5843
                                                www.ey.com

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statements of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
500 Index Series NAV
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series I
American Asset Allocation Series II
American Asset Allocation Series III
American Blue-Chip Income & Growth Series II
American Blue-Chip Income & Growth Series III
American Bond Series II
American Bond Series III
American Fundamental Holdings Series II
American Fundamental Holdings Series III
American Global Diversification Series II
American Global Growth Series II
American Global Growth Series III
American Global Small Capitalization Series II
American Global Small Capitalization Series III
American Growth Series II
American Growth Series III
American Growth-Income Series I
American Growth-Income Series II
American Growth-Income Series III
American High-Income Bond Series II
American High-Income Bond Series III
American International Series II
American International Series III
American New World Series II
American New World Series III
Balanced Series I
Basic Value Focus
Blue Chip Growth Series I
Blue Chip Growth Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
CGTC Overseas Equity Series II
Core Allocation Plus Series I
Core Allocation Plus Series II
Core Allocation Series I
Core Allocation Series II
Core Balanced Series I
Core Balanced Series II
Core Balanced Strategy Series NAV
Core Disciplined Diversification Series II
Core Fundamental Holdings Series II
Core Fundamental Holdings Series III
Core Global Diversification Series II
Core Global Diversification Series III
Core Strategy Series II
Core Strategy Series NAV
Disciplined Diversification Series II
DWS Equity 500 Index
Equity- Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series I
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Bond Series I

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
International Core Series I
International Core Series II
International Equity Index A Series I
International Equity Index A Series II
International Equity Index Series NAV
International Small Company Series I
International Small Company Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
ML Global Allocation
Money Market Series I
Money Market Series II
Money Market Trust B Series NAV
Mutual Shares Series I
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
Pacific Rim Series I
Pacific Rim Series II
PIMCO All Asset
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Focus
Small Company Value Series I
Small Company Value Series II
Smaller Company Growth Series I
Smaller Company Growth Series II
Strategic Bond Series I
Strategic Bond Series II
Strategic Income Series II
T Rowe Price Mid Value Series I
T Rowe Price Mid Value Series II
Total Bond Market Trust A Series II
Total Bond Market Trust A Series NAV
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series I
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series I
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

as of December 31, 2009, and the related statements of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the American Century - Small Company Series II, Emerging Small Company Series I, Emerging Small Company Series II, Global Allocation Series I, Global Allocation Series II, Income & Value Series I, Income & Value Series II, International Small Cap Series I, International Small Cap Series

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

II, LMFC Core Equity Series I, LMFC Core Equity Series II, Mid Cap Intersection Series I, Mid Cap Intersection Series II, Mid Cap Value Series I, Mid Cap Value Series II, PIM Classic Value Series II, Scudder Fixed Income - B, U.S. Large Cap Value Series I, and U.S. Large Cap Value Series II sub-accounts (the "closed sub-accounts") for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2009, and the results of their and the closed sub-accounts' operations and changes in contract owners' equity for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                        (ERNST & YOUNG LLP)

April 7, 2010

                                   A member firm of Ernst & Young Global Limited

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     500 Index Fund B   500 Index    500 Index    500 Index   Active Bond   Active Bond
                                        Series NAV       Series I    Series II    Series NAV    Series I     Series II
                                     ----------------  -----------  -----------  -----------  -----------  ------------
TOTAL ASSETS
Investments at fair value               $50,844,059    $52,556,231  $45,925,356  $48,071,484  $66,650,000  $317,842,165
                                        ===========    ===========  ===========  ===========  ===========  ============
NET ASSETS
Contracts in accumulation               $50,839,253    $52,516,308  $45,925,356  $48,071,484  $66,520,828  $317,828,675
Contracts in payout (annuitization)           4,806         39,923                                129,172        13,490
                                        -----------    -----------  -----------  -----------  -----------  ------------
Total net assets                        $50,844,059    $52,556,231  $45,925,356  $48,071,484  $66,650,000  $317,842,165
                                        ===========    ===========  ===========  ===========  ===========  ============
Units outstanding                         5,401,407      5,498,354    3,663,218    3,111,404    4,629,413    22,493,252
Unit value                              $      9.41    $      9.56  $     12.54  $     15.45  $     14.40  $      14.13
Shares                                    3,655,216      5,395,917    4,729,697    5,007,446    7,244,565    34,548,061
Cost                                    $65,537,961    $56,538,787  $48,787,737  $44,167,317  $68,040,612  $325,604,386

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       All Cap      All Cap      All Cap      All Cap      All Cap      All Cap
                                     Core Series  Core Series     Growth       Growth       Value        Value
                                          I           II         Series I    Series II     Series I    Series II
                                     -----------  -----------  -----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $51,277,494  $ 8,269,956  $75,666,316  $11,664,090  $28,465,757  $28,320,941
                                     ===========  ===========  ===========  ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $51,224,210  $ 8,269,956  $75,473,883  $11,664,090  $28,465,757  $28,320,941
Contracts in payout (annuitization)       53,284                   192,433
                                     -----------  -----------  -----------  -----------  -----------  -----------
Total net assets                     $51,277,494  $ 8,269,956  $75,666,316  $11,664,090  $28,465,757  $28,320,941
                                     ===========  ===========  ===========  ===========  ===========  ===========
Units outstanding                      3,691,104      591,460    5,758,773    1,055,350    1,909,806    1,786,802
Unit value                           $     13.89  $     13.98  $     13.14  $     11.05  $     14.91  $     15.85
Shares                                 3,467,038      559,916    5,451,464      848,297    4,020,587    4,005,791
Cost                                 $48,820,141  $10,472,574  $73,997,500  $13,481,479  $32,010,169  $34,116,146

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                   American      American
                                       American       American       American        Blue-         Blue-
                                        Asset           Asset          Asset      Chip Income   Chip Income
                                      Allocation     Allocation     Allocation     & Growth      & Growth    American Bond
                                       Series I       Series II     Series III     Series II    Series III     Series II
                                     ------------  --------------  ------------  ------------  ------------  -------------
TOTAL ASSETS
Investments at fair value            $166,221,231  $1,272,060,357  $143,081,118  $ 72,695,308  $105,778,584   $686,247,710
                                     ============  ==============  ============  ============  ============   ============
NET ASSETS
Contracts in accumulation            $166,098,906  $1,272,060,357  $143,081,118  $ 72,594,108  $105,778,584   $686,247,710
Contracts in payout (annuitization)       122,325                                     101,200
                                     ------------  --------------  ------------  ------------  ------------   ------------
Total net assets                     $166,221,231  $1,272,060,357  $143,081,118  $ 72,695,308  $105,778,584   $686,247,710
                                     ============  ==============  ============  ============  ============   ============
Units outstanding                      15,780,832     121,061,600    12,626,075     4,709,739     9,829,728     53,291,427
Unit value                           $      10.53  $        10.51  $      11.33  $      15.44  $      10.76   $      12.88
Shares                                 16,655,434     127,460,958    14,365,574     7,078,414    10,319,862     58,703,825
Cost                                 $140,853,658  $1,315,185,832  $126,767,751  $100,212,729  $ 89,623,127   $744,416,457

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                       American       American       American       American     American
                                                      Fundamental   Fundamental       Global         Global       Global
                                     American Bond     Holdings       Holdings   Diversification     Growth       Growth
                                       Series III      Series II     Series III     Series II       Series II   Series III
                                     -------------  --------------  -----------  ---------------  ------------  ----------
TOTAL ASSETS
Investments at fair value             $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
                                      ============  ==============  ===========    ============   ============  ==========
NET ASSETS
Contracts in accumulation             $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
Contracts in payout (annuitization)
                                      ------------  --------------  -----------    ------------   ------------  ----------
Total net assets                      $136,900,813  $1,009,531,594  $57,027,889    $806,355,928   $182,646,259  $2,315,197
                                      ============  ==============  ===========    ============   ============  ==========
Units outstanding                       10,975,912      94,706,932    4,975,653      74,544,095     16,434,740     196,896
Unit value                            $      12.47  $        10.66  $     11.46    $      10.82   $      11.11  $    11.76
Shares                                  11,720,960     106,043,235    5,996,623      85,328,670     17,924,069     227,650
Cost                                  $132,853,732  $  975,806,057  $50,717,919    $808,966,587   $207,960,379  $1,939,894

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        American        American
                                         Global          Global                                     American        American
                                         Small            Small         American       American      Growth-        Growth-
                                     Capitalization  Capitalization      Growth         Growth       Income          Income
                                       Series II       Series III       Series II     Series III    Series I       Series II
                                     --------------  --------------  --------------  -----------  ------------  ---------------
TOTAL ASSETS
Investments at fair value              $69,661,675    $30,698,325    $1,013,458,102  $61,648,679  $169,407,036  $   820,869,311
                                       ===========    ===========    ==============  ===========  ============  ===============
NET ASSETS
Contracts in accumulation              $69,640,859    $30,698,325    $1,013,340,881  $61,648,679  $169,166,223  $   820,735,428
Contracts in payout (annuitization)         20,816                          117,221                    240,813          133,883
                                       -----------    -----------    --------------  -----------  ------------  ---------------
Total net assets                       $69,661,675    $30,698,325    $1,013,458,102  $61,648,679  $169,407,036  $   820,869,311
                                       ===========    ===========    ==============  ===========  ============  ===============
Units outstanding                        7,182,756      2,977,421        64,065,633    5,974,669    10,752,046       55,869,154
Unit value                             $      9.70    $     10.31    $        15.82  $     10.32  $      15.76  $         14.69
Shares                                   8,293,057      3,654,563        76,660,976    4,670,354    12,502,364       60,625,503
Cost                                   $72,165,572    $23,075,354    $1,294,163,233  $53,793,699  $135,412,516  $ 1,008,932,462

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                       American     American     American
                                       Growth-    High-Income     High-        American       American      American
                                        Income        Bond     Income Bond  International  International   New World
                                      Series III   Series II    Series III    Series II      Series III    Series II
                                     -----------  -----------  -----------  -------------  -------------  -----------
TOTAL ASSETS
Investments at fair value            $69,673,749  $53,604,734  $16,993,355   $679,801,048   $10,332,013   $72,479,383
                                     ===========  ===========  ===========   ============   ===========   ===========
NET ASSETS
Contracts in accumulation            $69,673,749  $53,604,734  $16,993,355   $679,749,900   $10,332,013   $72,479,383
Contracts in payout (annuitization)                                                51,148
                                     -----------  -----------  -----------   ------------   -----------   -----------
Total net assets                     $69,673,749  $53,604,734  $16,993,355   $679,801,048   $10,332,013   $72,479,383
                                     ===========  ===========  ===========   ============   ===========   ===========
Units outstanding                      6,435,982    4,417,794    1,265,146     30,806,778       899,512     5,873,612
Unit value                           $     10.83  $     12.13  $     13.43   $      22.07   $     11.49   $     12.34
Shares                                 5,153,384    5,250,219    1,666,015     43,829,855       667,874     6,121,569
Cost                                 $59,724,283  $52,080,818  $17,074,906   $838,566,698   $10,047,138   $69,148,104

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                      American                            Blue Chip     Blue Chip      Capital
                                      New World  Balanced     Basic        Growth        Growth     Appreciation
                                     Series III  Series I  Value Focus    Series I      Series II     Series I
                                     ----------  --------  -----------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $1,529,386  $107,184  $ 9,606,351  $265,754,060  $113,765,343  $105,779,943
                                     ==========  ========  ===========  ============  ============  ============
NET ASSETS
Contracts in accumulation            $1,529,386  $107,184  $ 9,606,351  $265,335,343  $113,765,343  $105,659,714
Contracts in payout (annuitization)                                          418,717                     120,229
                                     ----------  --------  -----------  ------------  ------------  ------------
Total net assets                     $1,529,386  $107,184  $ 9,606,351  $265,754,060  $113,765,343  $105,779,943
                                     ==========  ========  ===========  ============  ============  ============
Units outstanding                       131,950     7,249      454,704    14,833,364     8,551,198    11,642,266
Unit value                           $    11.59  $  14.79  $     21.13  $      17.92  $      13.30  $       9.09
Shares                                  129,499     7,228      896,115    15,229,459     6,541,998    11,885,387
Cost                                 $1,254,184  $104,556  $12,461,292  $236,859,039  $114,424,224  $104,976,485

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                      Capital       CGTC         Core         Core
                                        Capital    Appreciation   Overseas    Allocation   Allocation      Core
                                     Appreciation      Value       Equity        Plus         Plus      Allocation
                                       Series II     Series II    Series II    Series I     Series II    Series I
                                     ------------  ------------  ----------  -----------  ------------  ----------
TOTAL ASSETS
Investments at fair value             $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
                                      ===========  ============  ==========  ===========  ============  ==========
NET ASSETS
Contracts in accumulation             $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
Contracts in payout (annuitization)
                                      -----------  ------------  ----------  -----------  ------------  ----------
Total net assets                      $62,885,529  $315,680,032  $3,365,802  $19,574,372  $148,644,338  $3,560,646
                                      ===========  ============  ==========  ===========  ============  ==========
Units outstanding                       4,634,291    27,231,439     233,650    1,748,762    13,789,949     240,937
Unit value                            $     13.57  $      11.59  $    14.41  $     11.19  $      10.78  $    14.78
Shares                                  7,121,804    27,546,251     352,071    1,932,317    14,659,205     241,236
Cost                                  $60,659,592  $262,785,093  $4,252,568  $17,356,507  $127,549,633  $3,469,863

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                              Core           Core           Core
                                         Core        Core         Core      Balanced     Disciplined    Fundamental
                                      Allocation   Balanced    Balanced     Strategy   Diversification    Holdings
                                      Series II    Series I    Series II   Series NAV     Series II      Series II
                                     -----------  ----------  -----------  ----------  ---------------  -----------
TOTAL ASSETS
Investments at fair value            $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
                                     ===========  ==========  ===========  ==========    ===========    ===========
NET ASSETS
Contracts in accumulation            $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
Contracts in payout (annuitization)
                                     -----------  ----------  -----------  ----------    -----------    -----------
Total net assets                     $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925    $97,507,680
                                     ===========  ==========  ===========  ==========    ===========    ===========
Units outstanding                      1,858,723     343,325    2,944,076     200,571      3,711,559      6,628,031
Unit value                           $     15.04  $    14.74  $     15.03  $    13.67    $     15.39    $     14.71
Shares                                 1,892,328     338,999    2,961,060     201,916      3,728,063      6,646,740
Cost                                 $27,010,430  $4,837,239  $41,592,222  $2,757,148    $54,185,957    $92,699,084

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                         Core
                                     Fundamental    Core Global      Core Global        Core         Core       Disciplined
                                       Holdings   Diversification  Diversification    Strategy     Strategy   Diversification
                                      Series III     Series II        Series III      Series II   Series NAV     Series II
                                     -----------  ---------------  ---------------  ------------  ----------  ---------------
TOTAL ASSETS
Investments at fair value             $9,425,361    $115,641,538      $6,222,893    $536,844,955  $6,030,992    $213,163,087
                                      ==========    ============      ==========    ============  ==========    ============
NET ASSETS
Contracts in accumulation             $9,425,361    $115,641,538      $6,222,893    $536,835,350  $6,030,992    $213,163,087
Contracts in payout (annuitization)                                                        9,605
                                      ----------    ------------      ----------    ------------  ----------    ------------
Total net assets                      $9,425,361    $115,641,538      $6,222,893    $536,844,955  $6,030,992    $213,163,087
                                      ==========    ============      ==========    ============  ==========    ============
Units outstanding                        651,197       7,610,718         416,864      43,900,932     422,492      18,658,677
Unit value                            $    14.47    $      15.19      $    14.93    $      12.23  $    14.27    $      11.42
Shares                                   643,369       7,602,994         409,670      46,480,083     523,978      19,308,251
Cost                                  $8,968,336    $111,576,344      $6,017,243    $538,534,459  $5,685,641    $174,678,272

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                 Financial    Financial     Founding
                                      DWS Equity  Equity-Income  Equity-Income    Services     Services    Allocation
                                      500 Index      Series I      Series II      Series I    Series II     Series I
                                     -----------  -------------   ------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $16,616,008   $270,462,107   $148,221,786  $17,661,712  $29,096,166  $42,902,752
                                     ===========   ============   ============  ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $16,609,317   $269,891,838   $148,221,786  $17,661,712  $29,074,030  $42,902,752
Contracts in payout (annuitization)        6,691        570,269                                   22,136
                                     -----------   ------------   ------------  -----------  -----------  -----------
Total net assets                     $16,616,008   $270,462,107   $148,221,786  $17,661,712  $29,096,166  $42,902,752
                                     ===========   ============   ============  ===========  ===========  ===========
Units outstanding                        956,770     11,371,365     10,954,397    1,449,855    2,251,332    3,793,835
Unit value                           $     17.37   $      23.78   $      13.53  $     12.18  $     12.92  $     11.31
Shares                                 1,423,823     22,042,552     12,109,623    1,669,349    2,760,547    4,598,366
Cost                                 $18,532,547   $339,381,066   $180,684,236  $18,222,912  $30,824,742  $37,480,829

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                        Founding      Fundamental   Fundamental
                                       Allocation        Value         Value     Global Bond   Global Bond  Global Trust
                                        Series II      Series I      Series II     Series I     Series II     Series I
                                     --------------  ------------  ------------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $1,261,885,677  $368,109,463  $305,287,199  $80,082,736  $176,112,067  $157,233,725
                                     ==============  ============  ============  ===========  ============  ============
NET ASSETS
Contracts in accumulation            $1,261,885,677  $367,442,329  $305,286,911  $80,053,836  $176,068,670  $157,068,457
Contracts in payout (annuitization)                       667,134           288       28,900        43,397       165,268
                                     --------------  ------------  ------------  -----------  ------------  ------------
Total net assets                     $1,261,885,677  $368,109,463  $305,287,199  $80,082,736  $176,112,067  $157,233,725
                                     ==============  ============  ============  ===========  ============  ============
Units outstanding                       128,398,406    28,241,296    22,342,435    3,158,491     9,499,821     9,049,797
Unit value                           $         9.83  $      13.03  $      13.66  $     25.35  $      18.54  $      17.37
Shares                                  134,961,035    28,781,037    23,906,593    6,596,601    14,602,991    11,527,399
Cost                                 $1,493,078,220  $306,210,941  $335,654,097  $89,439,833  $195,652,162  $150,042,375

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Global Trust  Health Sciences  Health Sciences  High Income   High Yield   High Yield
                                       Series II      Series I         Series II      Series II     Series I    Series II
                                     ------------  ---------------  ---------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $30,509,687    $40,344,711      $47,856,831    $18,649,559  $67,491,418  $90,801,684
                                      ===========    ===========      ===========    ===========  ===========  ===========
NET ASSETS
Contracts in accumulation             $30,425,107    $40,342,139      $47,856,447    $18,649,559  $67,408,900  $90,733,130
Contracts in payout (annuitization)        84,580          2,572              384                      82,518       68,554
                                      -----------    -----------      -----------    -----------  -----------  -----------
Total net assets                      $30,509,687    $40,344,711      $47,856,831    $18,649,559  $67,491,418  $90,801,684
                                      ===========    ===========      ===========    ===========  ===========  ===========
Units outstanding                       2,125,503      2,244,079        2,552,746      1,626,192    3,881,038    5,173,978
Unit value                            $     14.35    $     17.98      $     18.75    $     11.47  $     17.39  $     17.55
Shares                                  2,243,359      3,001,839        3,628,266      1,965,180    8,260,884   11,019,622
Cost                                  $39,017,640    $41,935,461      $47,970,829    $17,370,717  $59,179,287  $81,120,482

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                     International   International  International  International
                                     International   International  Equity Index A  Equity Index A   Equity Index  Small Company
                                     Core Series I  Core Series II     Series I       Series II       Series NAV      Series I
                                     -------------  --------------  --------------  --------------  -------------  ------------
TOTAL ASSETS
Investments at fair value             $37,608,478     $26,618,220     $14,194,153     $15,752,698    $23,975,976    $48,283,062
                                      ===========     ===========     ===========     ===========    ===========    ===========
NET ASSETS
Contracts in accumulation             $37,518,518     $26,591,084     $14,155,172     $15,752,698    $23,951,912    $48,265,791
Contracts in payout (annuitization)        89,960          27,136          38,981                         24,064         17,271
                                      -----------     -----------     -----------     -----------    -----------    -----------
Total net assets                      $37,608,478     $26,618,220     $14,194,153     $15,752,698    $23,975,976    $48,283,062
                                      ===========     ===========     ===========     ===========    ===========    ===========
Units outstanding                       2,759,093       1,799,491         806,351         911,711      2,431,392      3,935,891
Unit value                            $     13.63     $     14.79     $     17.60     $     17.28    $      9.86    $     12.27
Shares                                  4,141,903       2,909,095         975,543       1,082,660      1,636,585      5,499,210
Cost                                  $52,682,497     $36,465,196     $17,818,503     $19,592,124    $31,084,574    $49,507,247

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     International  International  International   Investment    Investment
                                     Small Company      Value          Value      Quality Bond  Quality Bond  Large Cap Value
                                       Series II       Series I      Series II      Series I      Series II       Series I
                                     -------------  -------------  -------------  ------------  ------------  ---------------
TOTAL ASSETS
Investments at fair value             $28,557,164    $133,408,791   $123,004,856  $156,994,085  $135,966,685    $20,018,553
                                      ===========    ============   ============  ============  ============    ===========
NET ASSETS
Contracts in accumulation             $28,557,164    $133,278,079   $122,948,047  $156,641,092  $135,966,685    $20,018,553
Contracts in payout (annuitization)                       130,712         56,809       352,993
                                      -----------    ------------   ------------  ------------  ------------    -----------
Total net assets                      $28,557,164    $133,408,791   $123,004,856  $156,994,085  $135,966,685    $20,018,553
                                      ===========    ============   ============  ============  ============    ===========
Units outstanding                       2,328,932       8,033,229      6,733,805     8,810,880     8,375,031      1,157,609
Unit value                            $     12.26    $      16.61   $      18.27  $      17.82  $      16.23    $     17.29
Shares                                  3,252,524      11,682,031     10,789,900    14,156,365    12,260,296      1,308,402
Cost                                  $29,278,949    $178,428,988   $164,270,257  $155,546,909  $137,788,759    $26,979,243

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                        Lifestyle     Lifestyle     Lifestyle      Lifestyle       Lifestyle
                                     Large Cap Value   Aggressive    Aggressive     Balanced       Balanced      Conservative
                                        Series II       Series I      Series II     Series I       Series II       Series I
                                     ---------------  ------------  ------------  ------------  ---------------  ------------
TOTAL ASSETS
Investments at fair value              $19,356,704    $ 95,282,705  $178,414,101  $662,525,999  $ 9,123,269,007  $208,449,069
                                       ===========    ============  ============  ============  ===============  ============
NET ASSETS
Contracts in accumulation              $19,354,942    $ 95,282,287  $178,414,101  $662,387,913  $ 9,122,518,794  $208,408,617
Contracts in payout (annuitization)          1,762             418                     138,086          750,213        40,452
                                       -----------    ------------  ------------  ------------  ---------------  ------------
Total net assets                       $19,356,704    $ 95,282,705  $178,414,101  $662,525,999  $ 9,123,269,007  $208,449,069
                                       ===========    ============  ============  ============  ===============  ============
Units outstanding                        1,133,545       6,570,279    12,202,049    40,029,522      611,485,345    11,452,790
Unit value                             $     17.08    $      14.50  $      14.62  $      16.55  $         14.92  $      18.20
Shares                                   1,268,460      13,052,426    24,473,814    61,401,853      848,676,187    17,620,378
Cost                                   $25,557,416    $123,436,707  $234,737,894  $728,154,087  $10,458,449,265  $202,785,091

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                                     Marisco
                                        Lifestyle      Lifestyle       Lifestyle      Lifestyle      Lifestyle    International
                                      Conservative      Growth      Growth Series     Moderate       Moderate     Opportunities
                                        Series II      Series I          II           Series I       Series II      Series II
                                     --------------  ------------  ---------------  ------------  --------------  -------------
TOTAL ASSETS
Investments at fair value            $2,071,301,574  $534,791,990  $11,149,868,272  $245,632,228  $2,638,639,970   $34,890,497
                                     ==============  ============  ===============  ============  ==============   ===========
NET ASSETS
Contracts in accumulation            $2,071,301,574  $533,988,060  $11,149,800,226  $243,737,360  $2,638,638,557   $34,890,497
Contracts in payout (annuitization)                       803,930           68,046     1,894,868           1,413
                                     --------------  ------------  ---------------  ------------  --------------   -----------
Total net assets                     $2,071,301,574  $534,791,990  $11,149,868,272  $245,632,228  $2,638,639,970   $34,890,497
                                     ==============  ============  ===============  ============  ==============   ===========
Units outstanding                       133,572,464    35,025,976      783,016,876    13,923,302     175,829,782     2,507,243
Unit value                           $        15.51  $      15.27  $         14.24  $      17.64  $        15.01   $     13.92
Shares                                  175,832,052    51,720,695    1,080,413,592    22,029,796     237,715,313     3,095,874
Cost                                 $2,028,221,923  $605,064,193  $13,501,515,691  $253,006,487  $2,781,252,334   $40,786,011

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     Mid Cap Index  Mid Cap Index  Mid Cap Stock  Mid Cap Stock   ML Global  Money Market
                                        Series I      Series II       Series I      Series II    Allocation    Series I
                                     -------------  -------------  -------------  -------------  ----------  -------------
TOTAL ASSETS
Investments at fair value             $36,668,097    $74,102,879    $167,211,294   $107,670,416  $1,080,268   $240,289,995
                                      ===========    ===========    ============   ============  ==========   ============
NET ASSETS
Contracts in accumulation             $36,656,037    $74,095,704    $167,170,811   $107,670,061  $1,080,268   $240,091,468
Contracts in payout (annuitization)        12,060          7,175          40,483            355                    198,527
                                      -----------    -----------    ------------   ------------  ----------   ------------
Total net assets                      $36,668,097    $74,102,879    $167,211,294   $107,670,416  $1,080,268   $240,289,995
                                      ===========    ===========    ============   ============  ==========   ============
Units outstanding                       2,155,012      4,703,227      11,821,904      6,241,071      69,919     15,261,241
Unit value                            $     17.02    $     15.76    $      14.14   $      17.25  $    15.45   $      15.75
Shares                                  2,578,628      5,225,873      14,565,444      9,553,719      72,453     24,029,000
Cost                                  $42,050,962    $85,317,558    $207,002,530   $130,780,582  $  895,544   $240,289,995

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                            Optimized    Optimized
                                      Money Market       Money Market    Mutual Shares  Natural Resources    All Cap        Value
                                        Series II    Trust B Series NAV     Series I        Series II       Series II    Series II
                                     --------------  ------------------  -------------  -----------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $1,133,525,402      $32,691,653      $122,735,536     $173,158,032    $62,406,897  $11,845,975
                                     ==============      ===========      ============     ============    ===========  ===========
NET ASSETS:
Contracts in accumulation            $1,133,260,358      $32,691,653      $122,735,536     $172,981,996    $62,406,897  $11,840,651
Contracts in payout (annuitization)         265,044                                             176,036                       5,324
                                     --------------      -----------      ------------     ------------    -----------  -----------
Total net assets                     $1,133,525,402      $32,691,653      $122,735,536     $173,158,032    $62,406,897  $11,845,975
                                     ==============      ===========      ============     ============    ===========  ===========
Units outstanding                        88,916,938        2,574,889        11,608,152        4,956,632      4,142,487      969,174
Unit value                           $        12.75      $     12.70      $      10.57     $      34.93    $     15.07  $     12.22
Shares                                  113,352,540       32,691,653        13,561,938       15,698,824      5,725,404    1,331,008
Cost                                 $1,133,525,402      $32,691,653      $102,877,653     $164,193,624    $93,741,805  $18,256,022

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                                                                        Real Return
                                      Pacific Rim  Pacific Rim   PIMCO All       Real Estate           Real Estate         Bond
                                       Series I     Series II      Asset     Securities Series I  Securities Series II   Series II
                                     ------------  -----------  -----------  -------------------  --------------------  -----------
TOTAL ASSETS
Investments at fair value             $20,227,592  $21,146,740  $23,773,569      $48,549,391           $61,999,895      $85,501,849
                                      ===========  ===========  ===========      ===========           ===========      ===========
NET ASSETS:
Contracts in accumulation             $20,223,194  $21,146,740  $23,773,569      $48,469,546           $61,983,801      $85,480,898
Contracts in payout (annuitization)         4,398                                     79,845                16,094           20,951
                                      -----------  -----------  -----------      -----------           -----------      -----------
Total net assets                      $20,227,592  $21,146,740  $23,773,569      $48,549,391           $61,999,895      $85,501,849
                                      ===========  ===========  ===========      ===========           ===========      ===========
Units outstanding                       1,716,569    1,249,439    1,526,486        2,091,375             3,296,683        5,613,322
Unit value                            $     11.78  $     16.92  $     15.57      $     23.21           $     18.81      $     15.23
Shares                                  2,580,050    2,704,187    2,261,995        5,418,459             6,904,220        7,215,346
Cost                                  $23,999,398  $21,530,272  $24,849,270      $64,705,618           $76,166,728      $91,521,995

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                      Science &     Science &    Small Cap    Small Cap     Small Cap      Small Cap
                                      Technology    Technology     Index        Index     Opportunities  Opportunities
                                       Series I     Series II     Series I    Series II     Series I       Series II
                                     ------------  -----------  -----------  -----------  -------------  -------------
TOTAL ASSETS
Investments at fair value            $108,495,025  $51,365,381  $15,814,967  $58,966,313   $28,464,030    $26,863,935
                                     ============  ===========  ===========  ===========   ===========    ===========
NET ASSETS:
Contracts in accumulation            $108,398,721  $51,364,539  $15,809,311  $58,941,783   $28,457,013    $26,863,935
Contracts in payout (annuitization)        96,304          842        5,656       24,530         7,017
                                     ------------  -----------  -----------  -----------   -----------    -----------
Total net assets                     $108,495,025  $51,365,381  $15,814,967  $58,966,313   $28,464,030    $26,863,935
                                     ============  ===========  ===========  ===========   ===========    ===========
Units outstanding                       9,846,551    3,708,685    1,130,357    4,052,504     1,685,652      1,671,563
Unit value                           $      11.02  $     13.85  $     13.99  $     14.55   $     16.89    $     16.07
Shares                                  7,995,212    3,830,379    1,419,656    5,307,499     1,885,035      1,787,354
Cost                                 $ 90,385,096  $46,265,829  $19,645,058  $77,823,227   $37,894,228    $34,252,391


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                    Small         Small       Smaller      Smaller
                                      Small Cap    Company       Company      Company      Company     Strategic
                                        Value       Value        Value        Growth       Growth        Bond
                                        Focus      Series I      Series II    Series I    Series II    Series I
                                     ----------- ------------  ------------ -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $4,610,241  $ 80,022,045  $78,532,147  $37,391,020  $21,622,822  $73,892,052
                                     ==========  ============  ===========  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $4,610,241  $ 79,908,882  $78,532,147  $37,364,160  $21,622,822  $73,831,792
Contracts in payout (annuitization)                   113,163                    26,860                    60,260
                                     ----------  ------------  -----------  -----------  -----------  -----------
Total net assets                     $4,610,241  $ 80,022,045  $78,532,147  $37,391,020  $21,622,822  $73,892,052
                                     ==========  ============  ===========  ===========  ===========  ===========
Units outstanding                       167,144     3,876,782    4,564,364    2,846,684    1,648,670    3,627,147
Unit value                           $    27.58  $      20.64  $     17.21  $     13.13  $     13.12  $     20.37
Shares                                  335,047     5,611,644    5,553,900    2,614,757    1,513,144    7,697,089
Cost                                 $6,894,083  $101,378,563  $97,321,884  $35,540,543  $20,567,536  $82,388,756

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                 T Rowe       T Rowe
                                      Strategic    Strategic    Price Mid    Price Mid     Total Bond     Total Bond
                                        Bond        Income        Value        Value     Market Trust A  Market Trust A
                                      Series II    Series II    Series I     Series II     Series II       Series NAV
                                     -----------  -----------  -----------  -----------  --------------  --------------
TOTAL ASSETS
Investments at fair value            $67,514,612  $12,305,166  $84,584,504  $92,029,468      $868,795      $30,655,027
                                     ===========  ===========  ===========  ===========      ========      ===========
NET ASSETS:
Contracts in accumulation            $67,514,612  $12,305,166  $84,508,790  $92,029,468      $868,795      $30,655,027
Contracts in payout (annuitization)                                 75,714
                                     -----------  -----------  -----------  -----------      --------      -----------
Total net assets                     $67,514,612  $12,305,166  $84,584,504  $92,029,468      $868,795      $30,655,027
                                     ===========  ===========  ===========  ===========      ========      ===========
Units outstanding                      4,336,364      767,713    5,577,843    6,142,311        64,240        2,360,787
Unit value                           $     15.57  $     16.03  $     15.16  $     14.98      $  13.52      $     12.99
Shares                                 7,025,454      922,426    8,631,072    9,381,189        64,498        2,277,491
Cost                                 $72,167,433  $11,813,312  $63,377,742  $69,025,626      $871,006      $31,142,902

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                                 Total Stock  Total Stock      U.S.         U.S.
                                                                    Market       Market     Government   Government
                                     Total Return  Total Return     Index        Index      Securities   Securities
                                        Series I     Series II    Series I     Series II    Series I      Series II
                                     ------------  ------------  -----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $250,132,005  $306,155,661  $13,419,876  $41,686,321  $95,867,668  $86,991,253
                                     ============  ============  ===========  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $250,022,640  $305,990,557  $13,363,808  $41,623,821  $95,759,344  $86,933,487
Contracts in payout (annuitization)       109,365       165,104       56,068       62,500      108,324       57,766
                                     ------------  ------------  -----------  -----------  -----------  -----------
Total net assets                     $250,132,005  $306,155,661  $13,419,876  $41,686,321  $95,867,668  $86,991,253
                                     ============  ============  ===========  ===========  ===========  ===========
Units outstanding                      12,463,088    17,775,787    1,288,506    3,055,658    4,725,957    6,154,117
Unit value                           $      20.07  $      17.22  $     10.42  $     13.64  $     20.29  $     14.14
Shares                                 17,879,343    21,899,547    1,326,075    4,127,358    7,687,864    6,964,872
Cost                                 $245,056,762  $300,029,930  $14,846,098  $50,392,283  $97,782,174  $86,897,655

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                     U.S. High Yield  UBS Large Cap  UBS Large Cap   Utilities    Utilities
                                        Series II        Series I      Series II      Series I    Series II   Value Series I
                                     ---------------  -------------  -------------  -----------  -----------  --------------
TOTAL ASSETS
Investments at fair value               $6,400,742     $129,171,779   $ 9,291,293   $24,792,417  $28,486,949   $ 99,042,987
                                        ==========     ============   ===========   ===========  ===========   ============
NET ASSETS:
Contracts in accumulation               $6,400,742     $128,964,194   $ 9,291,017   $24,777,451  $28,486,949   $ 98,856,073
Contracts in payout (annuitization)                         207,585           276        14,966                     186,914
                                        ----------     ------------   -----------   -----------  -----------   ------------
Total net assets                        $6,400,742     $129,171,779   $ 9,291,293   $24,792,417  $28,486,949   $ 99,042,987
                                        ==========     ============   ===========   ===========  ===========   ============
Units outstanding                          407,858       10,813,548       789,704     1,410,049    1,086,877      5,780,835
Unit value                              $    15.69     $      11.95   $     11.77   $     17.58  $     26.21   $      17.13
Shares                                     519,120       11,764,278       848,520     2,377,029    2,749,706      7,218,877
Cost                                    $5,701,375     $181,491,187   $11,908,284   $30,507,082  $34,669,748   $115,588,491

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

                                                      Wellington   Wellington  Wellington  Wellington
                                                         Small       Small        Small       Small     Wells Capital
                                                      Cap Growth   Cap Growth   Cap Value   Cap Value     Core Bond
                                     Value Series II   Series I    Series II     Series I   Series II     Series II
                                     ---------------  ----------  -----------  ----------  -----------  -------------
TOTAL ASSETS
Investments at fair value              $28,921,543      $86,099   $30,670,851   $240,945   $37,413,620   $11,526,631
                                       ===========      =======   ===========   ========   ===========   ===========
NET ASSETS:
Contracts in accumulation              $28,921,543      $86,099   $30,670,851   $240,945   $37,412,078   $11,526,631
Contracts in payout (annuitization)                                                              1,542
                                       -----------      -------   -----------   --------   -----------   -----------
Total net assets                       $28,921,543      $86,099   $30,670,851   $240,945   $37,413,620   $11,526,631
                                       ===========      =======   ===========   ========   ===========   ===========
Units outstanding                        1,797,563        7,788     2,052,359     19,366     2,610,715       792,126
Unit value                             $     16.09      $ 11.06   $     14.94   $  12.44   $     14.33   $     14.55
Shares                                   2,114,148       10,386     3,740,348     16,020     2,494,241       871,250
Cost                                   $32,262,176      $79,476   $28,716,168   $190,201   $34,798,169   $10,981,761

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          500 Index Fund B
                                             Series NAV             500 Index Series I         500 Index Series II
                                     -------------------------  --------------------------  -------------------------
                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $   998,910  $  1,318,297  $    798,875  $    542,663  $   603,615  $    267,282
Expenses:
   Mortality and expense risk and
      administrative charges            (700,288)   (1,008,054)     (741,247)   (1,219,922)    (650,472)     (935,526)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)             298,622       310,243        57,628      (677,259)     (46,857)     (668,244)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       424,905            --            --           --            --
   Net realized gain (loss)           (4,145,698)   (3,268,258)   (4,506,477)    3,691,425   (1,785,917)    2,427,563
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (4,145,698)   (2,843,353)   (4,506,477)    3,691,425   (1,785,917)    2,427,563
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   14,100,729   (26,676,615)   14,750,211   (39,048,825)  10,748,760   (27,950,733)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations     10,253,653   (29,209,725)   10,301,362   (36,034,659)   8,915,986   (26,191,414)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     240,893       460,754       211,492       429,158      279,702       683,459
   Transfers between sub-accounts
      and the company                   (927,366)   (4,541,018)   (5,631,954)   (6,652,835)    (313,636)   (4,647,012)
   Withdrawals                        (2,636,543)   (7,019,941)   (5,559,814)  (13,783,715)  (2,417,930)   (6,923,452)
   Annual contract fee                  (308,144)     (340,583)     (215,712)     (246,051)    (217,443)     (235,683)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,631,160)  (11,440,788)  (11,195,988)  (20,253,443)  (2,669,307)  (11,122,688)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             6,622,493   (40,650,513)     (894,626)  (56,288,102)   6,246,679   (37,314,102)
Contract owners' equity at
   beginning of period                44,221,566    84,872,079    53,450,857   109,738,959   39,678,677    76,992,779
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $50,844,059  $ 44,221,566  $ 52,556,231  $ 53,450,857  $45,925,356  $ 39,678,677
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008           2009          2008         2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, beginning of period             5,843,640     6,935,607     6,938,793     8,812,912    3,916,772     4,686,816
Units issued                             333,966       228,404       700,589       941,760      514,540       506,860
Units redeemed                           776,199     1,320,371     2,141,028     2,815,879      768,094     1,276,904
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   5,401,407     5,843,640     5,498,354     6,938,793    3,663,218     3,916,772
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      500 Index
                                      Series NAV     Active Bond Series I        Active Bond Series II
                                     -----------  --------------------------  ---------------------------
                                        2009          2009          2008          2009           2008
                                     -----------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $   579,362  $  4,542,090  $  4,201,451  $ 20,504,593  $  18,890,211
Expenses:
   Mortality and expense risk and
      administrative charges            (131,865)     (957,918)   (1,230,763)   (4,662,260)    (6,568,679)
                                     -----------  ------------  ------------  ------------  -------------
Net investment income (loss)             447,497     3,584,172     2,970,688    15,842,333     12,321,532
                                     -----------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --            --            --            --             --
   Net realized gain (loss)              193,582    (1,997,718)   (1,761,783)   (6,300,198)   (15,381,272)
                                     -----------  ------------  ------------  ------------  -------------
Realized gains (losses)                  193,582    (1,997,718)   (1,761,783)   (6,300,198)   (15,381,272)
                                     -----------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    3,904,167    11,663,091   (11,032,009)   48,040,578    (44,381,072)
                                     -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      4,545,246    13,249,545    (9,823,104)   57,582,713    (47,440,812)
                                     -----------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                  37,276,523        96,236       111,116     1,839,340      3,751,348
   Transfers between sub-accounts
      and the company                  7,470,843    (1,473,096)   (7,375,399)    5,720,051   (109,120,307)
   Withdrawals                           (43,257)  (10,011,733)  (13,814,483)  (21,363,978)   (61,534,371)
   Annual contract fee                (1,177,871)     (107,434)     (122,610)   (1,281,837)    (1,466,818)
                                     -----------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       43,526,238   (11,496,027)  (21,201,376)  (15,086,424)  (168,370,148)
                                     -----------  ------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity            48,071,484     1,753,518   (31,024,480)   42,496,289   (215,810,960)
Contract owners' equity at
   beginning of period                        --    64,896,482    95,920,962   275,345,876    491,156,836
                                     -----------  ------------  ------------  ------------  -------------
Contract owners' equity at end of
   period                            $48,071,484  $ 66,650,000  $ 64,896,482  $317,842,165  $ 275,345,876
                                     ===========  ============  ============  ============  =============

                                         2009         2009          2008          2009           2008
                                     -----------  ------------  ------------  ------------  -------------
Units, beginning of period                    --     5,542,442     7,221,980    23,846,814     37,399,025
Units issued                           3,191,284       322,366       172,373     2,179,147        291,217
Units redeemed                            79,880     1,235,395     1,851,911     3,532,709     13,843,428
                                     -----------  ------------  ------------  ------------  -------------
Units, end of period                   3,111,404     4,629,413     5,542,442    22,493,252     23,846,814
                                     ===========  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         All Cap Core Series I       All Cap Core Series II      All Cap Growth Series I
                                      --------------------------   -------------------------   ---------------------------
                                          2009          2008           2009          2008          2009           2008
                                      -----------   ------------   -----------   -----------   ------------   ------------
Income:
   Dividend distributions received    $   741,852   $  1,207,258   $   103,037   $   159,045   $    496,760   $    346,103
Expenses:
   Mortality and expense risk and
      administrative charges             (692,122)    (1,132,794)     (117,006)     (187,392)    (1,055,630)    (1,781,512)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net investment income (loss)               49,730         74,464       (13,969)      (28,347)      (558,870)    (1,435,409)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --            --            --             --             --
   Net realized gain (loss)                33,795      5,224,361      (676,315)     (359,796)    (1,992,640)     5,136,944
                                      -----------   ------------   -----------   -----------   ------------   ------------
Realized gains (losses)                    33,795      5,224,361      (676,315)     (359,796)    (1,992,640)     5,136,944
                                      -----------   ------------   -----------   -----------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period    11,082,174    (42,000,670)    2,451,116    (5,366,452)    15,009,820    (68,086,055)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations      11,165,699    (36,701,845)    1,760,832    (5,754,595)    12,458,310    (64,384,520)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      167,076        366,846        32,117       134,900        335,793        783,785
   Transfers between sub-accounts
      and the company                  (3,335,426)    (8,905,600)     (404,536)   (2,132,855)    (6,213,835)   (11,904,048)
   Withdrawals                         (4,971,067)   (11,311,545)     (621,068)     (974,994)    (7,276,749)   (19,338,558)
   Annual contract fee                   (127,468)      (154,339)      (46,596)      (55,633)      (211,174)      (264,833)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              (8,266,885)   (20,004,638)   (1,040,083)   (3,028,582)   (13,365,965)   (30,723,654)
                                      -----------   ------------   -----------   -----------   ------------   ------------
Total increase (decrease) in
   contract owners' equity              2,898,814    (56,706,483)      720,749    (8,783,177)      (907,655)   (95,108,174)
Contract owners' equity at
   beginning of period                 48,378,680    105,085,163     7,549,207    16,332,384     76,573,971    171,682,145
                                      -----------   ------------   -----------   -----------   ------------   ------------
Contract owners' equity at end of
   period                             $51,277,494   $ 48,378,680   $ 8,269,956   $ 7,549,207   $ 75,666,316   $ 76,573,971
                                      ===========   ============   ===========   ===========   ============   ============

                                          2009          2008           2009          2008          2009           2008
                                      -----------   ------------   -----------   -----------   ------------   ------------
Units, beginning of period              4,404,983      5,690,761       681,898       875,613      6,912,443      8,855,075
Units issued                               76,938        150,841        21,818        64,431        176,602        240,422
Units redeemed                            790,817      1,436,619       112,256       258,146      1,330,272      2,183,054
                                      -----------   ------------   -----------   -----------   ------------   ------------
Units, end of period                    3,691,104      4,404,983       591,460       681,898      5,758,773      6,912,443
                                      ===========   ============   ===========   ===========   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       All Cap Growth Series II      All Cap Value Series I       All Cap Value Series II
                                      --------------------------   --------------------------   --------------------------
                                          2009          2008           2009          2008          2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Income:
   Dividend distributions received    $    53,703   $     17,029   $   134,694   $    288,163   $    80,276   $    189,619
Expenses:
   Mortality and expense risk and
      administrative charges             (165,990)      (267,164)     (392,912)      (562,401)     (410,476)      (572,561)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net investment income (loss)             (112,287)      (250,135)     (258,218)      (274,238)     (330,200)      (382,942)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --            --        952,054            --        898,673
   Net realized gain (loss)              (533,998)       943,715    (7,804,102)   (12,972,718)   (6,565,923)   (10,598,634)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses)                  (533,998)       943,715    (7,804,102)   (12,020,664)   (6,565,923)    (9,699,961)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     2,506,818     (9,707,571)   13,744,172       (351,694)   12,569,912     (2,150,710)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       1,860,533     (9,013,991)    5,681,852    (12,646,596)    5,673,789    (12,233,613)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                       81,048        300,787       495,901        136,424       140,676        267,264
   Transfers between sub-accounts
      and the company                    (328,131)    (3,121,836)   (1,606,556)    (2,858,317)   (1,056,837)    (3,049,452)
   Withdrawals                           (654,475)    (1,812,455)   (2,771,987)    (5,155,534)   (1,876,276)    (4,321,189)
   Annual contract fee                    (55,228)       (66,439)      (97,882)      (101,304)     (122,535)      (133,195)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net Increase (decrease) in contract
   owners' equity from
   principal transactions                (956,786)    (4,699,943)   (3,980,524)    (7,978,731)   (2,914,972)    (7,236,572)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity                903,747    (13,713,934)    1,701,328    (20,625,327)    2,758,817    (19,470,185)
Contract owners' equity at
   beginning of period                 10,760,343     24,474,277    26,764,429     47,389,756    25,562,124     45,032,309
                                      -----------   ------------   -----------   ------------   -----------   ------------
Contract owners' equity at end of
   period                             $11,664,090   $ 10,760,343   $28,465,757   $ 26,764,429   $28,320,941   $ 25,562,124
                                      ===========   ============   ===========   ============   ===========   ============

                                          2009          2008          2009           2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, beginning of period              1,159,235      1,505,198     2,222,846      2,757,009     2,008,606      2,483,069
Units issued                               82,583        104,533       243,752        400,393       185,228        238,010
Units redeemed                            186,468        450,496       556,792        934,556       407,032        712,473
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, end of period                    1,055,350      1,159,235     1,909,806      2,222,846     1,786,802      2,008,606
                                      ===========   ============   ===========   ============   ===========   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        American
                                          Asset
                                       Allocation            American Asset                  American Asset
                                        Series I          Allocation Series II           Allocation Series III
                                      ------------   ------------------------------   --------------------------
                                           2009            2009            2008           2009           2008
                                      ------------   --------------   -------------   ------------   -----------
Income:
   Dividend distributions received    $  2,973,753   $   21,212,688   $  20,708,165   $  3,071,490   $ 1,062,719
Expenses:
   Mortality and expense risk and
      administrative charges            (1,559,309)     (16,073,485)    (10,337,101)      (861,232)      (97,912)
                                      ------------   --------------   -------------   ------------   -----------
Net investment income (loss)             1,414,444        5,139,203      10,371,064      2,210,258       964,807
                                      ------------   --------------   -------------   ------------   -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                  --       25,200,552              --      2,031,254            --
   Net realized gain (loss)              2,117,430      (26,382,808)     (7,394,649)      (742,095)     (253,998)
                                      ------------   --------------   -------------   ------------   -----------
Realized gains (losses)                  2,117,430       (1,182,256)     (7,394,649)     1,289,159      (253,998)
                                      ------------   --------------   -------------   ------------   -----------
Unrealized appreciation
   (depreciation) during the period     25,367,574      228,325,765    (255,052,729)    22,139,091    (5,825,725)
                                      ------------   --------------   -------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from operations       28,899,448      232,282,712    (252,076,314)    25,638,508    (5,114,916)
                                      ------------   --------------   -------------   ------------   -----------
Changes from principal
   transactions:
   Purchase payments                       189,712      186,857,383     402,943,796     31,406,784    13,558,932
   Transfers between sub-accounts
      and the company                  140,304,932      125,433,782     176,831,837     54,802,810    25,833,961
   Withdrawals                          (2,992,233)     (37,895,039)    (25,599,131)    (1,642,627)      (89,518)
   Annual contract fee                    (180,628)      (6,470,340)     (3,070,797)    (1,312,816)           --
                                      ------------   --------------   -------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              137,321,783      267,925,786     551,105,705     83,254,151    39,303,375
                                      ------------   --------------   -------------   ------------   -----------
Total increase (decrease) in
   contract owners' equity             166,221,231      500,208,498     299,029,391    108,892,659    34,188,459
Contract owners' equity at
   beginning of period                          --      771,851,859     472,822,468     34,188,459            --
                                      ------------   --------------   -------------   ------------   -----------
Contract owners' equity at end of
   period                             $166,221,231   $1,272,060,357   $ 771,851,859   $143,081,118   $34,188,459
                                      ============   ==============   =============   ============   ===========

                                          2009            2009             2008           2009           2008
                                      ------------   --------------   -------------   ------------   -----------
Units, beginning of period                      --       89,206,351      37,748,943      3,702,897            --
Units issued                            17,890,867       39,567,417      55,753,323      9,197,582     3,790,875
Units redeemed                           2,110,035        7,712,168       4,295,915        274,404        87,978
                                      ------------   --------------   -------------   ------------   -----------
Units, end of period                    15,780,832      121,061,600      89,206,351     12,626,075     3,702,897
                                      ============   ==============   =============   ============   ===========

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            American Blue-Chip          American Blue-Chip
                                              Income & Growth            Income & Growth
                                                Series II                   Series III              American Bond Series II
                                      ---------------------------   --------------------------   ----------------------------
                                          2009           2008           2009          2008           2009            2008
                                      ------------   ------------   ------------   -----------   ------------   -------------
Income:
   Dividend distributions received    $    924,739   $  3,889,251   $  1,865,479   $   565,414   $ 16,054,618   $  71,942,006
Expenses:
   Mortality and expense risk and
      administrative charges            (1,017,489)    (1,621,514)      (552,826)      (41,681)    (9,660,820)    (12,620,196)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net investment income (loss)               (92,750)     2,267,737      1,312,653       523,733      6,393,798      59,321,810
                                      ------------   ------------   ------------   -----------   ------------   -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           4,644,982      1,241,777      3,298,963         6,385             --          24,545
   Net realized gain (loss)            (11,410,776)    (9,337,874)    (1,523,682)      (74,190)   (13,665,534)    (21,215,725)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Realized gains (losses)                 (6,765,794)    (8,096,097)     1,775,281       (67,805)   (13,665,534)    (21,191,180)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Unrealized appreciation
   (depreciation) during the period     21,551,469    (39,876,529)    19,200,121    (3,044,664)    65,883,183    (130,282,833)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from operations       14,692,925    (45,704,889)    22,288,055    (2,588,736)    58,611,447     (92,152,203)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Changes from principal
   transactions:
   Purchase payments                       530,820      1,036,994     38,063,073     6,333,211     10,755,036      43,389,497
   Transfers between sub-accounts
      and the company                   (2,646,794)    (9,266,346)    31,993,214    11,950,755     66,548,906    (192,584,445)
   Withdrawals                          (6,280,604)   (17,804,176)      (686,951)      (70,535)   (31,351,372)    (44,809,156)
   Annual contract fee                    (243,970)      (293,214)    (1,319,756)     (183,746)    (3,606,210)     (4,047,811)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions               (8,640,548)   (26,326,742)    68,049,580    18,029,685     42,346,360    (198,051,915)
                                      ------------   ------------   ------------   -----------   ------------   -------------
Total increase (decrease) in
   contract owners' equity               6,052,377    (72,031,631)    90,337,635    15,440,949    100,957,807    (290,204,118)
Contract owners' equity at
   beginning of period                  66,642,931    138,674,562     15,440,949            --    585,289,903     875,494,021
                                      ------------   ------------   ------------   -----------   ------------   -------------
Contract owners' equity at end of
   period                             $ 72,695,308   $ 66,642,931   $105,778,584   $15,440,949   $686,247,710   $ 585,289,903
                                      ============   ============   ============   ===========   ============   =============

                                          2009           2008           2009           2008          2009            2008
                                      ------------   ------------   ------------   -----------   ------------   -------------
Units, beginning of period               5,409,736      7,007,692      1,817,222            --     50,087,972      66,523,018
Units issued                               384,483        376,062      8,498,595     1,859,198     10,270,854       4,889,850
Units redeemed                           1,084,480      1,974,018        486,089        41,976      7,067,399      21,324,896
                                      ------------   ------------   ------------   -----------   ------------   -------------
Units, end of period                     4,709,739      5,409,736      9,829,728     1,817,222     53,291,427      50,087,972
                                      ============   ============   ============   ===========   ============   =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                American Century - Small       American Fundamental
                                      American Bond Series III      Company Series II           Holdings Series II
                                     -------------------------  ------------------------  -----------------------------
                                         2009          2008         2009         2008          2009            2008
                                     ------------  -----------  -----------  -----------  --------------  -------------
Income:
   Dividend distributions received   $  3,822,969  $ 1,236,312  $     4,869  $        --  $   14,007,495  $  19,364,338
Expenses:
   Mortality and expense risk and
      administrative charges             (688,785)     (53,537)      (8,253)     (48,828)    (12,632,627)    (5,210,895)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net investment income (loss)            3,134,184    1,182,775       (3,384)     (48,828)      1,374,868     14,153,443
                                     ------------  -----------  -----------  -----------  --------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --           19           --        4,381              --     19,142,194
   Net realized gain (loss)              (149,227)    (271,307)  (1,947,605)    (753,788)    (15,227,178)    (2,370,049)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Realized gains (losses)                  (149,227)    (271,288)  (1,947,605)    (749,407)    (15,227,178)    16,772,145
                                     ------------  -----------  -----------  -----------  --------------  -------------
Unrealized appreciation
   (depreciation) during the period     5,716,335   (1,669,253)   1,962,531     (791,428)    219,712,451   (185,146,030)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       8,701,292     (757,766)      11,542   (1,589,663)    205,860,141   (154,220,442)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Changes from principal
   transactions:
   Purchase payments                   48,871,060    7,560,048        6,841       13,463     191,558,004    433,455,108
   Transfers between sub-accounts
      and the company                  62,781,011   12,383,043   (1,888,924)    (303,019)     80,568,730    229,623,579
   Withdrawals                           (867,173)     (84,098)     (61,980)    (468,305)    (17,242,863)    (7,657,149)
   Annual contract fee                 (1,686,604)          --       (1,463)      (5,622)     (4,684,788)      (732,003)
                                     ------------  -----------  -----------  -----------  --------------  -------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions             109,098,294   19,858,993   (1,945,526)    (763,483)    250,199,083    654,689,535
                                     ------------  -----------  -----------  -----------  --------------  -------------
Total increase (decrease) in
   contract owners' equity            117,799,586   19,101,227   (1,933,984)  (2,353,146)    456,059,224    500,469,093
Contract owners' equity at
   beginning of period                 19,101,227           --    1,933,984    4,287,130     553,472,370     53,003,277
                                     ------------  -----------  -----------  -----------  --------------  -------------
Contract owners' equity at end of
   period                            $136,900,813  $19,101,227  $        --  $ 1,933,984  $1,009,531,594  $ 553,472,370
                                     ============  ===========  ===========  ===========  ==============  =============

                                         2009          2008         2009         2008          2009            2008
                                     ------------  -----------  -----------  -----------  --------------  -------------
Units, beginning of period              1,708,415           --      230,989      285,978      64,803,896      4,218,758
Units issued                            9,347,192    1,856,695        2,637       59,238      34,168,950     61,885,840
Units redeemed                             79,695      148,280      233,626      114,227       4,265,914      1,300,702
                                     ------------  -----------  -----------  -----------  --------------  -------------
Units, end of period                   10,975,912    1,708,415           --      230,989      94,706,932     64,803,896
                                     ============  ===========  ===========  ===========  ==============  =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       American Fundamental          American Global              American Global
                                        Holdings Series III     Diversification Series II        Growth Series II
                                     ------------------------  ---------------------------  --------------------------
                                         2009         2008         2009           2008          2009          2008
                                     -----------  -----------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received   $ 1,037,490  $   572,839  $ 12,192,249  $  19,001,604  $  1,368,011  $  4,604,919
Expenses:
   Mortality and expense risk and
      administrative charges            (342,442)     (48,187)  (10,235,102)    (6,392,924)   (2,405,886)   (3,080,878)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net investment income (loss)             695,048      524,652     1,957,147     12,608,680    (1,037,875)    1,524,041
                                     -----------  -----------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      484,720            --     24,634,868     9,028,175            --
   Net realized gain (loss)             (295,940)     (68,985)  (22,426,442)   (13,504,024)  (15,812,856)  (10,585,616)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Realized gains (losses)                 (295,940)     415,735   (22,426,442)    11,130,844    (6,784,681)  (10,585,616)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    9,945,251   (3,635,281)  228,186,107   (229,764,545)   60,656,051   (85,909,493)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     10,344,359   (2,694,894)  207,716,812   (206,025,021)   52,833,495   (94,971,068)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                  12,729,835    5,776,563   100,672,498    406,316,461     3,460,226    27,264,794
   Transfers between sub-accounts
      and the company                 20,467,460   11,328,587    12,197,470    216,383,245    (6,318,348)    4,329,141
   Withdrawals                          (356,532)     (91,489)  (14,004,326)   (15,269,374)   (6,025,063)   (9,814,801)
   Annual contract fee                  (476,000)          --    (4,294,765)      (948,189)   (1,075,096)   (1,106,824)
                                     -----------  -----------  ------------  -------------  ------------  ------------
Net Increase (decrease) in contract
   owners' equity from principal
   transactions                       32,364,763   17,013,661    94,570,877    606,482,143    (9,958,281)   20,672,310
                                     -----------  -----------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            42,709,122   14,318,767   302,287,689    400,457,122    42,875,214   (74,298,758)
Contract owners' equity at
   beginning of period                14,318,767           --   504,068,239    103,611,117   139,771,045   214,069,803
                                     -----------  -----------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                            $57,027,889  $14,318,767  $806,355,928  $ 504,068,239  $182,646,259  $139,771,045
                                     ===========  ===========  ============  =============  ============  ============

                                         2009         2008         2009           2008          2009          2008
                                     -----------  -----------  ------------  -------------  ------------  ------------
Units, beginning of period             1,576,102           --    62,575,683      8,251,405    17,516,452    16,199,088
Units issued                           3,489,771    1,605,930    17,175,665     58,785,338     2,301,993     5,663,523
Units redeemed                            90,220       29,828     5,207,253      4,461,060     3,383,705     4,346,159
                                     -----------  -----------  ------------  -------------  ------------  ------------
Units, end of period                   4,975,653    1,576,102    74,544,095     62,575,683    16,434,740    17,516,452
                                     ===========  ===========  ============  =============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                         American Global Small
                                        American Global       American Global Small         Capitalization
                                       Growth Series III    Capitalization Series II          Series III
                                     --------------------  --------------------------  ------------------------
                                        2009       2008        2009          2008          2009         2008
                                     ----------  --------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received   $   27,161  $ 10,690  $        854  $    807,499  $    10,886  $   128,180
Expenses:
   Mortality and expense risk and
      administrative charges            (11,676)     (802)     (865,890)   (1,021,370)    (176,102)     (12,505)
                                     ----------  --------  ------------  ------------  -----------  -----------
Net investment income (loss)             15,485     9,888      (865,036)     (213,871)    (165,216)     115,675
                                     ----------  --------  ------------  ------------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           45,126        --     6,300,353            --    1,901,873           --
   Net realized gain (loss)             (49,868)   (3,475)  (18,905,249)   (9,004,279)    (865,764)     (19,757)
                                     ----------  --------  ------------  ------------  -----------  -----------
Realized gains (losses)                  (4,742)   (3,475)  (12,604,896)   (9,004,279)   1,036,109      (19,757)
                                     ----------  --------  ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period     435,613   (60,309)   38,767,414   (38,033,588)   9,179,048   (1,556,077)
                                     ----------  --------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations       446,356   (53,896)   25,297,482   (47,251,738)  10,049,941   (1,460,159)
                                     ----------  --------  ------------  ------------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                  1,330,221   137,545     1,596,561     8,908,037    8,941,214    1,995,997
   Transfers between sub-accounts
      and the company                   360,679   187,803     2,106,461     4,757,164    7,229,202    4,501,964
   Withdrawals                          (57,044)   (1,782)   (2,635,449)   (4,023,001)    (217,568)     (20,510)
   Annual contract fee                  (34,685)       --      (340,024)     (364,452)    (321,756)          --
                                     ----------  --------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from
   principal transactions             1,599,171   323,566       727,549     9,277,748   15,631,092    6,477,451
                                     ----------  --------  ------------  ------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity            2,045,527   269,670    26,025,031   (37,973,990)  25,681,033    5,017,292
Contract owners' equity at
   beginning of period                  269,670        --    43,636,644    81,610,634    5,017,292           --
                                     ----------  --------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                            $2,315,197  $269,670  $ 69,661,675  $ 43,636,644  $30,698,325  $ 5,017,292
                                     ==========  ========  ============  ============  ===========  ===========

                                        2009       2008        2009          2008          2009         2008
                                     ----------  --------  ------------  ------------  -----------  -----------
Units, beginning of period               32,316        --     7,111,095     6,051,069      777,248           --
Units issued                            175,398    33,004     2,710,394     3,524,092    2,692,470      780,139
Units redeemed                           10,818       688     2,638,733     2,464,066      492,297        2,891
                                     ----------  --------  ------------  ------------  -----------  -----------
Units, end of period                    196,896    32,316     7,182,756     7,111,095    2,977,421      777,248
                                     ==========  ========  ============  ============  ===========  ===========

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 American
                                                                                                  Growth-
                                                                          American Growth         Income
                                        American Growth Series II           Series III           Series I
                                     ------------------------------  ------------------------  ------------
                                          2009            2008           2009         2008         2009
                                     --------------  --------------  -----------  -----------  ------------
Income:
   Dividend distributions received   $      711,462  $   20,552,342  $   327,176  $   273,370  $  1,780,650
Expenses:
   Mortality and expense risk and
      administrative charges            (14,397,454)    (19,417,062)    (318,530)     (25,020)   (1,615,885)
                                     --------------  --------------  -----------  -----------  ------------
Net investment income (loss)            (13,685,992)      1,135,280        8,646      248,350       164,765
                                     --------------  --------------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          153,589,405      14,592,485    4,427,316        4,309            --
   Net realized gain (loss)             (85,838,335)     18,992,637   (1,473,946)     (14,088)    3,233,486
                                     --------------  --------------  -----------  -----------  ------------
Realized gains (losses)                  67,751,070      33,585,122    2,953,370       (9,779)    3,233,486
                                     --------------  --------------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     233,411,686    (705,810,557)  10,404,061   (2,549,080)   33,994,519
                                     --------------  --------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       287,476,764    (671,090,155)  13,366,077   (2,310,509)   37,392,770
                                     --------------  --------------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     12,623,131      43,849,237   23,826,188    3,932,377       307,607
   Transfers between sub-accounts
      and the company                   (83,162,547)     71,602,459   16,113,380    8,009,220   143,198,451
   Withdrawals                          (59,286,910)   (123,681,555)    (448,506)     (42,551)  (11,174,967)
   Annual contract fee                   (4,395,722)     (4,628,605)    (796,997)          --      (316,825)
                                     --------------  --------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              (134,222,048)    (12,858,464)  38,694,065   11,899,046   132,014,266
                                     --------------  --------------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity              153,254,716    (683,948,619)  52,060,142    9,588,537   169,407,036
Contract owners' equity at
   beginning of period                  860,203,386   1,544,152,005    9,588,537           --            --
                                     --------------  --------------  -----------  -----------  ------------
Contract owners' equity at end of
   period                            $1,013,458,102  $  860,203,386  $61,648,679  $ 9,588,537  $169,407,036
                                     ==============  ==============  ===========  ===========  ============

                                          2009            2008           2009         2008         2009
                                     --------------  --------------  -----------  -----------  ------------
Units, beginning of period               74,067,311      71,979,329    1,283,084           --            --
Units issued                              2,645,646      14,208,930    4,945,734    1,285,543    13,403,391
Units redeemed                           12,647,324      12,120,948      254,149        2,459     2,651,345
                                     --------------  --------------  -----------  -----------  ------------
Units, end of period                     64,065,633      74,067,311    5,974,669    1,283,084    10,752,046
                                     ==============  ==============  ===========  ===========  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          American Growth-Income      American Growth-Income      American High-Income
                                               Series II                    Series III               Bond Series II
                                      -----------------------------  ------------------------  --------------------------
                                           2009            2008          2009         2008         2009          2008
                                      -------------  --------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received    $   7,910,402  $   19,538,774  $   971,091  $   382,894  $  2,985,510  $  2,751,493
Expenses:
   Mortality and expense risk and
      administrative charges            (11,889,988)    (16,331,695)    (395,981)     (33,067)     (684,314)     (670,762)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net investment income (loss)             (3,979,586)      3,207,079      575,110      349,827     2,301,196     2,080,731
                                      -------------  --------------  -----------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           67,299,595      18,812,171    2,966,602        7,716            --            --
   Net realized gain (loss)             (71,280,878)       (561,432)    (945,300)     (30,505)   (3,959,288)   (3,144,120)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Realized gains (losses)                  (3,981,283)     18,250,739    2,021,302      (22,789)   (3,959,288)   (3,144,120)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     200,764,627    (498,390,994)  12,678,472   (2,729,005)   15,342,774   (10,633,232)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       192,803,758    (476,933,176)  15,274,884   (2,401,967)   13,684,682   (11,696,621)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                     11,875,690      35,685,749   20,923,690    4,795,080     1,940,607     6,149,547
   Transfers between sub-accounts
      and the company                   (68,159,032)     11,088,027   22,799,272    9,686,839     8,704,886    (2,801,841)
   Withdrawals                          (46,686,242)   (100,612,124)    (620,638)     (51,694)   (2,480,226)   (2,721,639)
   Annual contract fee                   (3,791,423)     (4,055,220)    (731,717)          --      (243,439)     (211,922)
                                      -------------  --------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   ownersowners' equity from
   principal transactions              (106,761,007)    (57,893,568)  42,370,607   14,430,225     7,921,828       414,145
                                      -------------  --------------  -----------  -----------  ------------  ------------
Total increase (decrease) in
   contract owners' equity               86,042,751    (534,826,744)  57,645,491   12,028,258    21,606,510   (11,282,476)
Contract owners' equity at beginning
   of period                            734,826,560   1,269,653,304   12,028,258           --    31,998,224    43,280,700
                                      -------------  --------------  -----------  -----------  ------------  ------------
Contract owners' equity at end of
   period                             $ 820,869,311  $  734,826,560  $69,673,749  $12,028,258  $ 53,604,734  $ 31,998,224
                                      =============  ==============  ===========  ===========  ============  ============

                                           2009            2008          2009         2008         2009          2008
                                      -------------  --------------  -----------  -----------  ------------  ------------
Units, beginning of period               63,942,059      66,655,734    1,445,391           --     3,593,978     3,619,489
Units issued                              4,381,486       7,507,307    5,230,712    1,451,403     2,273,849     1,454,956
Units redeemed                           12,454,391      10,220,982      240,121        6,012     1,450,033     1,480,467
                                      -------------  --------------  -----------  -----------  ------------  ------------
Units, end of period                     55,869,154      63,942,059    6,435,982    1,445,391     4,417,794     3,593,978
                                      =============  ==============  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       American High-Income     American International     American International
                                         Bond Series III               Series II                 Series III
                                      ---------------------  ----------------------------  ----------------------
                                          2009       2008        2009           2008           2009        2008
                                      -----------  --------  ------------  --------------  -----------  ---------
Income:
   Dividend distributions received    $ 1,004,140  $  7,723  $  5,551,239  $   29,971,147  $   126,488  $  13,786
                                      -----------  --------  ------------  --------------  -----------  ---------
Expenses:
   Mortality and expense risk and
      administrative charges              (33,052)     (170)   (9,603,910)    (12,988,471)     (23,769)    (1,010)
                                      -----------  --------  ------------  --------------  -----------  ---------
Net investment income (loss)              971,088     7,553    (4,052,671)     16,982,676      102,719     12,776
                                      -----------  --------  ------------  --------------  -----------  ---------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --        --   130,772,943      17,077,309      143,620        168
   Net realized gain (loss)                11,417       (55)  (60,634,355)     15,294,108      (44,383)    (2,355)
                                      -----------  --------  ------------  --------------  -----------  ---------
Realized gains (losses)                    11,417       (55)   70,138,588      32,371,417       99,237     (2,187)
                                      -----------  --------  ------------  --------------  -----------  ---------
Unrealized appreciation
   (depreciation) during the period       (69,201)  (12,350)  142,504,373    (492,330,975)     390,121   (105,246)
                                      -----------  --------  ------------  --------------  -----------  ---------
Net increase (decrease) in contract
   owners' equity from operations         913,304    (4,852)  208,590,290    (442,976,882)     592,077    (94,657)
                                      -----------  --------  ------------  --------------  -----------  ---------
Changes from principal
   transactions:
   Purchase payments                   13,854,817    75,340     7,452,196      26,388,471    8,171,782     83,349
   Transfers between sub-accounts
      and the company                   2,551,387    33,067   (66,354,738)     16,352,021    1,556,976    290,864
   Withdrawals                             14,016      (625)  (36,632,901)    (76,677,481)     (17,142)      (899)
   Annual contract fee                   (443,099)       --    (2,941,169)     (3,017,483)    (250,337)        --
                                      -----------  --------  ------------  --------------  -----------  ---------
Net increase (decrease) in
   contract owners' equity
   from principal transactions         15,977,121   107,782   (98,476,612)    (36,954,472)   9,461,279    373,314
                                      -----------  --------  ------------  --------------  -----------  ---------
Total increase (decrease) in
   contract owners' equity             16,890,425   102,930   110,113,678    (479,931,354)  10,053,356    278,657
Contract owners' equity at
   beginning of period                    102,930        --   569,687,370   1,049,618,724      278,657         --
                                      -----------  --------  ------------  --------------  -----------  ---------
Contract owners' equity at end of
   period                             $16,993,355  $102,930  $679,801,048  $  569,687,370  $10,332,013  $ 278,657
                                      ===========  ========  ============  ==============  ===========  =========

                                          2009       2008        2009           2008           2009        2008
                                      -----------  --------  ------------  --------------  -----------  ---------
Units, beginning of period                 10,576        --    36,071,377      36,872,706       34,407         --
Units issued                            1,263,567    11,152     1,848,822       5,675,655      873,379     34,821
Units redeemed                              8,997       576     7,113,421       6,476,984        8,274        414
                                      -----------  --------  ------------  --------------  -----------  ---------
Units, end of period                    1,265,146    10,576    30,806,778      36,071,377      899,512     34,407
                                      ===========  ========  ============  ==============  ===========  =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          American New World      American New World   Balanced
                                              Series II               Series III       Series I
                                      -------------------------  --------------------  --------
                                          2009         2008         2009       2008      2009
                                      -----------  ------------  ----------  --------  --------
Income:
   Dividend distributions received    $   622,729  $  1,403,946  $   19,661  $  4,753  $    869
Expenses:
   Mortality and expense risk and
      administrative charges             (803,349)   (1,007,174)     (7,431)     (316)     (237)
                                      -----------  ------------  ----------  --------  --------
Net investment income (loss)             (180,620)      396,772      12,230     4,437       632
                                      -----------  ------------  ----------  --------  --------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            609,541            --       6,394        --     1,513
   Net realized gain (loss)            (8,146,850)   (8,418,269)     (9,317)     (928)       55
                                      -----------  ------------  ----------  --------  --------
Realized gains (losses)                (7,537,309)   (8,418,269)     (2,923)     (928)    1,568
                                      -----------  ------------  ----------  --------  --------
Unrealized appreciation
  (depreciation) during the period     27,481,179   (26,541,964)    304,211   (29,010)    2,628
                                      -----------  ------------  ----------  --------  --------
Net increase (decrease) in contract
   owners' equity from operations      19,763,250   (34,563,461)    313,518   (25,501)    4,828
                                      -----------  ------------  ----------  --------  --------
Changes from principal transactions:
   Purchase payments                    2,063,036     7,671,437     725,846    55,943    96,109
   Transfers between sub-accounts
      and the company                  16,797,602    (5,562,701)    390,137    85,942     8,658
   Withdrawals                         (4,607,494)   (7,403,899)      3,077    (1,754)      367
   Annual contract fee                   (219,399)     (211,333)    (17,822)       --    (2,778)
                                      -----------  ------------  ----------  --------  --------
Net increase (decrease) in contract
   owners' equity from
   principal transactions              14,033,745    (5,506,496)  1,101,238   140,131   102,356
                                      -----------  ------------  ----------  --------  --------
Total increase (decrease) in
   contract owners' equity             33,796,995   (40,069,957)  1,414,756   114,630   107,184
Contract owners' equity at beginning
   of period                           38,682,388    78,752,345     114,630        --        --
                                      -----------  ------------  ----------  --------  --------
Contract owners' equity at end of
   period                             $72,479,383  $ 38,682,388  $1,529,386  $114,630  $107,184
                                      ===========  ============  ==========  ========  ========

                                          2009         2008         2009       2008      2009
                                      -----------  ------------  ----------  --------  --------
Units, beginning of period              4,594,159     5,281,901      14,645        --        --
Units issued                            2,935,951     3,698,920     120,019    14,840     7,739
Units redeemed                          1,656,498     4,386,662       2,714       195       490
                                      -----------  ------------  ----------  --------  --------
Units, end of period                    5,873,612     4,594,159     131,950    14,645     7,249
                                      ===========  ============  ==========  ========  ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Basic Value Focus       Blue Chip Growth Series I   Blue Chip Growth Series II
                                      -------------------------  ---------------------------  --------------------------
                                          2009         2008          2009           2008          2009          2008
                                      -----------  ------------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received    $   165,339  $    271,432  $    343,907  $   1,104,638  $     92,107  $    179,828
Expenses:
   Mortality and expense risk and
      administrative charges             (133,304)     (217,350)   (3,502,832)    (5,284,031)   (1,577,487)   (2,049,044)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net investment income (loss)               32,035        54,082    (3,158,925)    (4,179,393)   (1,485,380)   (1,869,216)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --       137,259            --      6,248,923            --     2,154,360
   Net realized gain (loss)              (929,482)     (736,797)   (2,671,699)    12,209,123    (3,765,421)    4,684,511
                                      -----------  ------------  ------------  -------------  ------------  ------------
Realized gains (losses)                  (929,482)     (599,538)   (2,671,699)    18,458,046    (3,765,421)    6,838,871
                                      -----------  ------------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     3,192,776    (5,917,541)   87,263,486   (202,521,389)   38,695,393   (73,363,952)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       2,295,329    (6,462,997)   81,432,862   (188,242,736)   33,444,592   (68,394,297)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Changes from principal transactions:
Purchase payments                           1,604         5,664     1,072,463      1,503,003     2,147,925     3,171,152
Transfers between sub-accounts and
   the company                           (909,443)   (1,956,781)  (16,288,883)    (6,128,251)   (4,253,005)   16,309,288
Withdrawals                              (942,414)   (2,772,329)  (24,303,382)   (60,859,790)   (6,319,272)  (16,996,216)
Annual contract fee                       (32,212)      (40,485)     (641,328)      (725,310)     (437,333)     (459,644)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   ownersowners' equity from
   principal transactions              (1,882,465)   (4,763,931)  (40,161,130)   (66,210,348)   (8,861,685)    2,024,580
                                      -----------  ------------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity                412,864   (11,226,928)   41,271,732   (254,453,084)   24,582,907   (66,369,717)
                                      -----------  ------------  ------------  -------------  ------------  ------------
Contract owners' equity at beginning
   of period                            9,193,487    20,420,415   224,482,328    478,935,412    89,182,436   155,552,153
                                      -----------  ------------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                             $ 9,606,351  $  9,193,487  $265,754,060  $ 224,482,328  $113,765,343  $ 89,182,436
                                      ===========  ============  ============  =============  ============  ============

                                          2009          2008         2009           2008          2009          2008
                                      -----------  ------------  ------------  -------------  ------------  ------------
Units, beginning of period                560,419       771,091    17,615,463     21,089,264     9,393,422     9,256,377
Units issued                                3,666        13,339       558,669      2,076,577     1,254,099     2,753,965
Units redeemed                            109,381       224,011     3,340,768      5,550,378     2,096,323     2,616,920
                                      -----------  ------------  ------------  -------------  ------------  ------------
Units, end of period                      454,704       560,419    14,833,364     17,615,463     8,551,198     9,393,422
                                      ===========  ============  ============  =============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Capital                    Capital              Capital Appreciation
                                        Appreciation Series I      Appreciation Series II         Value Series II
                                     --------------------------  -------------------------  --------------------------
                                         2009          2008         2009          2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Income:
   Dividend distributions received   $    241,058  $    581,848  $    28,235  $    142,109  $  5,304,684  $    749,700
Expenses:
   Mortality and expense risk and
      administrative charges           (1,412,368)   (2,040,151)    (842,589)   (1,054,832)   (3,782,798)     (516,719)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net investment income (loss)           (1,171,310)   (1,458,303)    (814,354)     (912,723)    1,521,886       232,981
                                     ------------  ------------  -----------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --            --           --            --     1,429,388            --
   Net realized gain (loss)            (5,258,060)   (2,019,102)  (2,368,018)     (932,608)   (4,608,807)   (1,179,858)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Realized gains (losses)                (5,258,060)   (2,019,102)  (2,368,018)     (932,608)   (3,179,419)   (1,179,858)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    38,693,631   (57,750,981)  21,300,742   (28,103,678)   71,870,119   (18,975,182)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      32,264,261   (61,228,386)  18,118,370   (29,949,009)   70,212,586   (19,922,059)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                      293,110       683,465      712,544     2,060,397    71,605,264    56,532,963
   Transfers between sub-accounts
      and the company                  (6,527,226)  (12,218,656)   1,851,085    (3,676,521)   52,668,067    94,137,306
   Withdrawals                         (9,542,121)  (20,173,579)  (3,324,313)   (7,746,323)   (7,156,302)   (1,062,081)
   Annual contract fee                   (317,933)     (350,721)    (252,098)     (257,412)   (1,209,817)     (125,895)
                                     ------------  ------------  -----------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (16,094,170)  (32,059,491)  (1,012,782)   (9,619,859)  115,907,212   149,482,293
                                     ------------  ------------  -----------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             16,170,091   (93,287,877)  17,105,588   (39,568,868)  186,119,798   129,560,234
Contract owners' equity at
   beginning of period                 89,609,852   182,897,729   45,779,941    85,348,809   129,560,234            --
                                     ------------  ------------  -----------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $105,779,943  $ 89,609,852  $62,885,529  $ 45,779,941  $315,680,032  $129,560,234
                                     ============  ============  ===========  ============  ============  ============

                                         2009          2008          2009         2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Units, beginning of period             13,837,049    17,485,893    4,711,470     5,413,753    14,299,260            --
Units issued                              603,059       668,710      813,424       633,863    15,832,862    14,928,187
Units redeemed                          2,797,842     4,317,554      890,603     1,336,146     2,900,683       628,927
                                     ------------  ------------  -----------  ------------  ------------  ------------
Units, end of period                   11,642,266    13,837,049    4,634,291     4,711,470    27,231,439    14,299,260
                                     ============  ============  ===========  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            CGTC Overseas             Core Allocation            Core Allocation
                                           Equity Series II            Plus Series I              Plus Series II
                                     --------------------------  -------------------------  --------------------------
                                         2009          2008          2009         2008          2009          2008
                                     ------------  ------------  -----------  ------------  ------------  ------------
Income:
   Dividend distributions received    $   55,969   $    81,934   $   283,438   $   26,831   $  1,900,829  $   201,088
Expenses:
   Mortality and expense risk and
      administrative charges             (47,208)      (81,128)     (116,591)     (10,881)    (1,676,423)    (159,241)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net investment income (loss)               8,761           806       166,847       15,950        224,406       41,847
                                     -----------   -----------   -----------  -----------   ------------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       316,330       644,770           --      4,926,244           --
   Net realized gain (loss)             (941,991)     (612,379)     (139,442)     (24,081)    (1,789,414)    (379,989)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Realized gains (losses)                 (941,991)     (296,049)      505,328      (24,081)     3,136,830     (379,989)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Unrealized appreciation
   (depreciation) during the period    1,680,199    (2,499,687)    2,723,788     (505,923)    25,467,435   (4,372,731)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations        746,969    (2,794,930)    3,395,963     (514,054)    28,828,671   (4,710,873)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Changes from principal
   transactions:
   Purchase payments                      14,917        50,155     5,026,174    1,804,277     38,839,498   28,288,771
   Transfers between sub-accounts
      and the company                   (310,041)     (412,848)    7,263,735    2,909,096     37,584,613   23,002,397
   Withdrawals                          (262,540)     (497,571)      (88,375)      (6,950)    (2,400,847)    (255,264)
   Annual contract fee                    (9,459)      (11,621)     (169,845)     (45,649)      (502,560)     (30,068)
                                     -----------   -----------   -----------  -----------   ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (567,123)     (871,885)   12,031,689    4,660,774     73,520,704   51,005,836
                                     -----------   -----------   -----------  -----------   ------------  -----------
Total increase (decrease) in
   contract owners' equity               179,846    (3,666,815)   15,427,652    4,146,720    102,349,375   46,294,963
Contract owners' equity at
   beginning of period                 3,185,956     6,852,771     4,146,720           --     46,294,963           --
                                     -----------   -----------   -----------  -----------   ------------  -----------
Contract owners' equity at end of
   period                             $3,365,802   $ 3,185,956   $19,574,372   $4,146,720   $148,644,338  $46,294,963
                                     ===========   ===========   ===========  ===========   ============  ===========

                                         2009          2008          2009         2008          2009          2008
                                     -----------   -----------   -----------  -----------   ------------  -----------
Units, beginning of period               284,112       347,689       459,578           --      5,294,414           --
Units issued                              49,076       108,133     1,342,944      502,457      9,488,321    5,519,145
Units redeemed                            99,538       171,710        53,760       42,879        992,786      224,731
                                     -----------   -----------   -----------  -----------   ------------  -----------
Units, end of period                     233,650       284,112     1,748,762      459,578     13,789,949    5,294,414
                                     ===========   ===========   ===========  ===========   ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                          Core          Core
                                                                                        Balanced     Disciplined
                                        Core         Core        Core         Core      Strategy   Diversification
                                     Allocation   Allocation   Balanced     Balanced     Series        Series
                                      Series I    Series II    Series I    Series II       NAV           II
                                     ----------  -----------  ----------  -----------  ----------  ---------------
                                        2009         2009        2009        2009         2009          2009
                                     ----------  -----------  ----------  -----------  ----------  ---------------
Income:
   Dividend distributions received   $  121,554  $   902,264  $   80,917  $   636,623  $   50,143    $ 1,112,798
Expenses:
   Mortality and expense risk and
      administrative charges             (9,079)    (141,016)    (13,022)    (225,014)     (6,946)      (287,016)
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net investment income (loss)            112,475      761,248      67,895      411,609      43,197        825,782
                                     ----------  -----------  ----------  -----------  ----------    -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --           --          --           --          --             --
   Net realized gain (loss)               4,831      286,216       7,983      304,942       2,048        318,478
                                     ----------  -----------  ----------  -----------  ----------    -----------
Realized gains (losses)                   4,831      286,216       7,983      304,942       2,048        318,478
                                     ----------  -----------  ----------  -----------  ----------    -----------
Unrealized appreciation
   (depreciation) during the period      90,783      939,252     224,017    2,646,009     (15,127)     2,927,967
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net increase (decrease) in contract
   owners' equity from operations       208,089    1,986,716     299,895    3,362,560      30,118      4,072,227
                                     ----------  -----------  ----------  -----------  ----------    -----------
Changes from principal transactions:
   Purchase payments                  2,621,520   10,154,675   3,088,694   13,071,968   2,661,380     16,529,339
   Transfers between sub-accounts
      and the company                   824,313   15,941,950   1,796,569   28,452,907      39,674     36,863,569
   Withdrawals                          (13,766)     (84,700)    (15,462)    (579,353)     10,848       (262,221)
   Annual contract fee                  (79,510)     (48,958)   (108,440)     (69,851)         --        (88,989)
                                     ----------  -----------  ----------  -----------  ----------    -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       3,352,557   25,962,967   4,761,361   40,875,671   2,711,902     53,041,698
                                     ----------  -----------  ----------  -----------  ----------    -----------
Total increase (decrease) in
   contract owners' equity            3,560,646   27,949,683   5,061,256   44,238,231   2,742,020     57,113,925
Contract owners' equity at
   beginning of period                       --           --          --           --          --             --
                                     ----------  -----------  ----------  -----------  ----------    -----------
Contract owners' equity at end of
   period                            $3,560,646  $27,949,683  $5,061,256  $44,238,231  $2,742,020    $57,113,925
                                     ==========  ===========  ==========  ===========  ==========    ===========

                                        2009         2009        2009         2009        2009           2009
                                     ----------  -----------  ----------  -----------  ----------    -----------
Units, beginning of period                   --           --          --           --          --             --
Units issued                            246,854    2,148,714     346,751    3,163,373     209,120      3,958,581
Units redeemed                            5,917      289,991       3,426      219,297       8,549        247,022
                                     ----------  -----------  ----------  -----------  ----------    -----------
Units, end of period                    240,937    1,858,723     343,325    2,944,076     200,571      3,711,559
                                     ==========  ===========  ==========  ===========  ==========    ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Core         Core
                                     Fundamental  Fundamental    Core Global      Core Global
                                       Holdings    Holdings    Diversification  Diversification
                                      Series II   Series III      Series II       Series III       Core Strategy Series II
                                     -----------  ----------   ---------------  ---------------  ---------------------------
                                         2009        2009           2009             2009            2009          2008
                                     -----------  ----------   ---------------  ---------------  ------------  -------------
Income:
   Dividend distributions received   $ 1,380,210  $  170,302    $  1,484,407      $  103,428     $  8,444,074  $   4,392,641
Expenses:
   Mortality and expense risk and
      administrative charges            (445,943)    (27,623)       (497,401)        (14,833)      (6,516,055)    (4,902,445)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net investment income (loss)             934,267     142,679         987,006          88,595        1,928,019       (509,804)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --          --              --              --        2,144,094        121,084
   Net realized gain (loss)              203,492      49,360         441,722           8,541      (11,815,215)    (4,731,996)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Realized gains (losses)                  203,492      49,360         441,722           8,541       (9,671,121)    (4,610,912)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Unrealized appreciation
   (depreciation) during the period    4,808,596     457,025       4,065,194         205,649       95,762,151    (94,980,131)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      5,946,355     649,064       5,493,922         302,785       88,019,049   (100,100,847)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Changes from principal transactions:
   Purchase payments                  46,952,023   6,843,114      32,188,704       5,040,617       99,816,853    101,253,572
   Transfers between sub-accounts
      and the company                 45,147,167   2,140,451      78,176,784       1,015,126       43,059,801     35,789,373
   Withdrawals                          (453,360)     (3,194)        (76,869)         14,403       (9,773,169)   (12,977,700)
   Annual contract fee                   (84,505)   (204,074)       (141,003)       (150,038)      (2,772,691)    (1,415,911)
                                     -----------  ----------    ------------      ----------     ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       91,561,325   8,776,297     110,147,616       5,920,108      130,330,794    122,649,334
                                     -----------  ----------    ------------      ----------     ------------  -------------
Total increase (decrease) in
   contract owners' equity            97,507,680   9,425,361     115,641,538       6,222,893      218,349,843     22,548,487
Contract owners' equity at
   beginning of period                        --          --              --              --      318,495,112    295,946,625
                                     -----------  ----------    ------------      ----------     ------------  -------------
Contract owners' equity at end of
   period                            $97,507,680  $9,425,361    $115,641,538      $6,222,893     $536,844,955  $ 318,495,112
                                     ===========  ==========    ============      ==========     ============  =============

                                          2009         2009           2009             2009           2009           2008
                                     -----------  ----------    ------------      ----------     ------------  -------------
Units, beginning of period                    --          --              --              --       31,256,689     21,010,365
Units issued                           6,850,775     681,445       8,065,506         427,239       16,577,258     13,935,443
Units redeemed                           222,744      30,248         454,788          10,375        3,933,015      3,689,119
                                     -----------  ----------    ------------      ----------     ------------  -------------
Units, end of period                   6,628,031     651,197       7,610,718         416,864       43,900,932     31,256,689
                                     ===========  ==========    ============      ==========     ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     Core Strategy         Disciplined
                                       Series NAV   Diversification Series II     DWS Equity 500 Index
                                     -------------  -------------------------  -------------------------
                                          2009          2009          2008         2009         2008
                                     -------------  ------------  -----------  -----------  ------------
Income:
   Dividend distributions received    $  108,160    $  3,681,538  $   700,640  $   381,049  $    463,509
Expenses:
   Mortality and expense risk and
      administrative charges             (23,169)     (2,474,616)    (314,228)    (238,223)     (351,272)
                                      ----------    ------------  -----------  -----------  ------------
Net investment income (loss)              84,991       1,206,922      386,412      142,826       112,237
                                      ----------    ------------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       1,420,130       45,697           --            --
   Net realized gain (loss)               21,433      (2,814,369)    (856,229)  (1,200,548)      (67,341)
                                      ----------    ------------  -----------  -----------  ------------
Realized gains (losses)                   21,433      (1,394,239)    (810,532)  (1,200,548)      (67,341)
                                      ----------    ------------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period      345,351      47,780,437   (9,295,623)   4,287,047   (10,167,926)
                                      ----------    ------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations        451,775      47,593,120   (9,719,743)   3,229,325   (10,123,030)
                                      ----------    ------------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                   5,719,582      64,123,251   40,772,562       92,858       532,321
   Transfers between sub-accounts
      and the company                     67,630      27,089,454   48,669,466   (1,504,970)     (348,153)
   Withdrawals                           (90,350)     (4,001,160)    (568,199)    (866,064)   (2,639,762)
   Annual contract fee                  (117,645)       (727,588)     (68,076)    (104,482)     (120,247)
                                      ----------    ------------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        5,579,217      86,483,957   88,805,753   (2,382,658)   (2,575,841)
                                      ----------    ------------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             6,030,992     134,077,077   79,086,010      846,667   (12,698,871)
Contract owners' equity at
   beginning of period                        --      79,086,010           --   15,769,341    28,468,212
                                      ----------    ------------  -----------  -----------  ------------
Contract owners' equity at end of
   period                             $6,030,992    $213,163,087  $79,086,010  $16,616,008  $ 15,769,341
                                      ==========    ============  ===========  ===========  ============

                                           2009          2009          2008         2009          2008
                                      ----------    ------------  -----------  -----------  ------------
Units, beginning of period                    --       8,663,009           --    1,125,518     1,252,764
Units issued                             448,608      12,654,961    9,435,817       28,805       131,262
Units redeemed                            26,116       2,659,293      772,808      197,553       258,508
                                      ----------    ------------  -----------  -----------  ------------
Units, end of period                     422,492      18,658,677    8,663,009      956,770     1,125,518
                                      ==========    ============  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Emerging Small Company      Emerging Small Company
                                              Series I                    Series II             Equity-Income Series I
                                     --------------------------  --------------------------  ---------------------------
                                         2009          2008          2009          2008          2009           2008
                                     ------------  ------------  ------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $         --  $         --  $         --  $         --  $  5,177,813  $   9,021,653
Expenses:
   Mortality and expense risk and
      administrative charges             (425,225)     (796,246)     (267,537)     (446,248)   (3,637,080)    (5,977,367)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net investment income (loss)             (425,225)     (796,246)     (267,537)     (446,248)    1,540,733      3,044,286
                                     ------------  ------------  ------------  ------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --        30,423            --        15,997            --     11,015,627
   Net realized gain (loss)           (20,656,759)   (4,504,153)  (11,271,293)   (3,625,126)  (26,074,328)    (6,060,436)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Realized gains (losses)               (20,656,759)   (4,473,730)  (11,271,293)   (3,609,129)  (26,074,328)     4,955,191
                                     ------------  ------------  ------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    28,710,122   (24,138,718)   15,889,266   (11,013,101)   76,895,466   (181,284,470)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       7,628,138   (29,408,694)    4,350,436   (15,068,478)   52,361,871   (173,284,993)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                       95,178       217,186        78,738       231,853       714,010      1,320,288
   Transfers between sub-accounts
      and the company                 (38,743,953)   (7,581,442)  (21,633,812)   (2,397,617)  (16,321,131)   (37,050,937)
   Withdrawals                         (2,454,858)   (7,891,248)   (1,004,513)   (2,955,120)  (27,507,607)   (68,790,261)
   Annual contract fee                   (113,179)     (151,336)      (90,868)     (116,428)     (531,646)      (663,499)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (41,216,812)  (15,406,840)  (22,650,455)   (5,237,312)  (43,646,374)  (105,184,409)
                                     ------------  ------------  ------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity            (33,588,674)  (44,815,534)  (18,300,019)  (20,305,790)    8,715,497   (278,469,402)
Contract owners' equity at
   beginning of period                 33,588,674    78,404,208    18,300,019    38,605,809   261,746,610    540,216,012
                                     ------------  ------------  ------------  ------------  ------------  -------------
Contract owners' equity at end of
   period                            $         --  $ 33,588,674  $         --  $ 18,300,019  $270,462,107  $ 261,746,610
                                     ============  ============  ============  ============  ============  =============

                                         2009          2008          2009          2008          2009           2008
                                     ------------  ------------  ------------  ------------  ------------  -------------
Units, beginning of period              3,348,224     4,312,201     2,087,921     2,456,363    13,650,160     17,778,494
Units issued                              286,574       435,906       364,767       613,260       559,298        492,550
Units redeemed                          3,634,798     1,399,883     2,452,688       981,702     2,838,093      4,620,884
                                     ------------  ------------  ------------  ------------  ------------  -------------
Units, end of period                           --     3,348,224            --     2,087,921    11,371,365     13,650,160
                                     ============  ============  ============  ============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Financial Services         Financial Services
                                       Equity-Income Series II             Series I                  Series II
                                     ---------------------------  -------------------------  -------------------------
                                         2009           2008          2009         2008          2009         2008
                                     ------------  -------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions received   $  2,485,164  $   3,841,513  $   108,696  $    181,604  $   126,382  $    207,480
Expenses:
   Mortality and expense risk and
      administrative charges           (2,028,987)    (2,928,888)    (236,382)     (339,617)    (391,617)     (504,285)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net investment income (loss)              456,177        912,625     (127,686)     (158,013)    (265,235)     (296,805)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --      4,915,020           --     1,312,891           --     1,803,649
   Net realized gain (loss)           (18,603,395)    (6,794,681)  (5,718,619)   (4,866,715)  (8,977,439)   (4,873,523)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Realized gains (losses)               (18,603,395)    (1,879,661)  (5,718,619)   (3,553,824)  (8,977,439)   (3,069,874)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    45,914,588    (78,878,235)  11,014,382    (9,098,558)  17,427,696   (15,331,635)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      27,767,370    (79,845,271)   5,168,077   (12,810,395)   8,185,022   (18,698,314)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                    2,926,683      5,299,955       59,167       164,921      701,805     2,563,900
   Transfers between sub-accounts
      and the company                     (19,476)   (16,530,043)    (354,811)    1,316,868     (691,847)    4,716,645
   Withdrawals                         (8,336,987)   (23,768,978)  (1,338,218)   (3,140,515)  (2,198,104)   (3,624,567)
   Annual contract fee                   (524,357)      (614,022)     (72,902)      (79,773)    (108,129)     (110,448)
                                     ------------  -------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,954,137)   (35,613,088)  (1,706,764)   (1,738,499)  (2,296,275)    3,545,530
                                     ------------  -------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             21,813,233   (115,458,359)   3,461,313   (14,548,894)   5,888,747   (15,152,784)
Contract owners' equity at
   beginning of period                126,408,553    241,866,912   14,200,399    28,749,293   23,207,419    38,360,203
                                     ------------  -------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $148,221,786  $ 126,408,553  $17,661,712  $ 14,200,399  $29,096,166  $ 23,207,419
                                     ============  =============  ===========  ============  ===========  ============

                                         2009           2008          2009         2008          2009         2008
                                     ------------  -------------  -----------  ------------  -----------  ------------
Units, beginning of period             11,489,143     13,764,913    1,623,612     1,791,838    2,476,693     2,221,999
Units issued                            1,960,438      1,543,962      480,142       710,713      698,450     1,184,859
Units redeemed                          2,495,184      3,819,732      653,899       878,939      923,811       930,165
                                     ------------  -------------  -----------  ------------  -----------  ------------
Units, end of period                   10,954,397     11,489,143    1,449,855     1,623,612    2,251,332     2,476,693
                                     ============  =============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Founding Allocation          Founding Allocation
                                             Series I                     Series II            Fundamental Value Series I
                                     ------------------------  ------------------------------  --------------------------
                                        2009         2008           2009           2008            2009           2008
                                     -----------  -----------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions            $ 1,533,280  $   397,302  $   42,876,539  $   33,688,116  $  3,045,019  $  3,633,166
Expenses:
   Mortality and expense risk and
      administrative charges            (257,693)     (45,571)    (17,039,992)    (17,987,324)   (4,888,125)   (2,295,833)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net investment income (loss)           1,275,587      351,731      25,836,547      15,700,792    (1,843,106)    1,337,333
                                     -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --       22,327              --      19,560,910            --     1,389,688
   Net realized gain (loss)             (476,896)     (61,022)    (65,403,100)    (29,150,793)  (17,878,279)    1,118,802
                                     -----------  -----------  --------------  --------------  ------------  ------------
Realized gains (losses)                 (476,896)     (38,695)    (65,403,100)     (9,589,883)  (17,878,279)    2,508,490
                                     -----------  -----------  --------------  --------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    8,641,751   (3,219,829)    331,376,127    (530,271,317)  106,925,088   (72,977,006)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      9,440,442   (2,906,793)    291,809,574    (524,160,408)   87,203,703   (69,131,183)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                  10,055,361    5,783,857      22,059,006     421,542,017     1,515,185       509,250
   Transfers between sub-accounts
      and the company                 12,402,570    8,833,278     (43,223,208)    119,555,263   (18,761,576)  276,667,711
   Withdrawals                          (262,817)     (39,040)    (35,913,109)    (42,576,555)  (37,214,221)  (20,452,365)
   Annual Contract Fee                  (404,106)          --      (8,588,854)     (5,665,751)     (794,114)     (374,548)
                                     -----------  -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       21,791,008   14,578,095     (65,666,165)    492,854,974   (55,254,726)  256,350,048
                                     -----------  -----------  --------------  --------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            31,231,450   11,671,302     226,143,409     (31,305,434)   31,948,977   187,218,865
Contract owners' equity at
   beginning of period                11,671,302           --   1,035,742,268   1,067,047,702   336,160,486   148,941,621
                                     -----------  -----------  --------------  --------------  ------------  ------------
Contract owners' equity at end of
   period                            $42,902,752  $11,671,302  $1,261,885,677  $1,035,742,268  $368,109,463  $336,160,486
                                     ===========  ===========  ==============  ==============  ============  ============

                                         2009        2008          2009             2008           2009          2008
                                     -----------  -----------  --------------  --------------  ------------  ------------
Units, beginning of period             1,344,727           --     136,082,295      88,894,665    33,466,331     8,885,514
Units issued                           2,590,662    1,385,406       4,923,965      57,225,144       867,144    28,092,605
Units redeemed                           141,554       40,679      12,607,854      10,037,514     6,092,179     3,511,788
                                     -----------  -----------  --------------  --------------  ------------  ------------
Units, end of period                   3,793,835    1,344,727     128,398,406     136,082,295    28,241,296    33,466,331
                                     ===========  ===========  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Fundamental Value            Global Allocation
                                              Series II                    Series I           Global Allocation Series II
                                     ---------------------------  --------------------------  ---------------------------
                                         2009           2008          2009          2008           2009          2008
                                     ------------  -------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions            $  1,950,053  $   2,063,219  $      3,420  $  1,943,605  $          --  $  8,236,558
Expenses:
   Mortality and expense risk and
      administrative charges           (4,251,494)    (5,170,376)     (342,452)     (661,007)    (1,719,439)   (2,772,015)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net investment income (loss)           (2,301,441)    (3,107,157)     (339,032)    1,282,598     (1,719,439)    5,464,543
                                     ------------  -------------  ------------  ------------  -------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --      3,962,716            --        93,230             --       365,472
   Net realized gain (loss)           (17,604,679)     2,098,093   (10,183,038)      147,150    (47,649,729)   (3,849,049)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Realized gains (losses)               (17,604,679)     6,060,809   (10,183,038)      240,380    (47,649,729)   (3,483,577)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Unrealized appreciation
   (depreciation) during the period    92,153,695   (156,084,796)   16,588,644   (18,300,333)    79,787,301   (71,263,026)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      72,247,575   (153,131,144)    6,066,574   (16,777,355)    30,418,133   (69,282,060)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Changes from principal
   transactions:
   Purchase payments                    3,073,409      7,156,968        23,916       118,388      2,285,355     4,369,832
   Transfers between sub-accounts
      and the company                  (3,881,052)    25,816,742   (30,070,912)   (5,670,135)  (149,254,440)  (11,001,526)
   Withdrawals                        (16,179,716)   (26,830,932)   (2,632,543)   (7,243,918)    (4,262,612)  (10,677,235)
   Annual Contract Fee                 (1,313,646)    (1,251,646)      (81,166)     (119,876)      (532,232)     (672,546)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (18,301,005)     4,891,132   (32,760,705)  (12,915,541)  (151,763,929)  (17,981,475)
                                     ------------  -------------  ------------  ------------  -------------  ------------
Total increase (decrease) in
   contract owners' equity             53,946,570   (148,240,012)  (26,694,131)  (29,692,896)  (121,345,796)  (87,263,535)
Contract owners' equity at
   beginning of period                251,340,629    399,580,641    26,694,131    56,387,027    121,345,796   208,609,331
                                     ------------  -------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                            $305,287,199  $ 251,340,629  $         --  $ 26,694,131  $          --  $121,345,796
                                     ============  =============  ============  ============  =============  ============

                                         2009           2008          2009          2008           2009           2008
                                     ------------  -------------  ------------  ------------  -------------  ------------
Units, beginning of period             23,786,071     22,519,590     3,166,226     4,328,109     11,729,356    12,997,587
Units issued                            2,514,162      5,515,795       183,025       292,168        742,112       847,593
Units redeemed                          3,957,798      4,249,314     3,349,251     1,454,051     12,471,468     2,115,824
                                     ------------  -------------  ------------  ------------  -------------  ------------
Units, end of period                   22,342,435     23,786,071            --     3,166,226             --    11,729,356
                                     ============  =============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Global Bond Series I         Global Bond Series II         Global Trust Series I
                                     --------------------------  ----------------------------  ----------------------------
                                         2009          2008           2009           2008           2009           2008
                                     ------------  ------------  -------------  -------------  -------------  -------------
Income:
   Dividend distributions            $  9,304,604  $    649,442  $  18,219,463  $   1,212,809  $   2,229,233  $   3,012,465
Expenses:
   Mortality and expense risk and
      administrative charges           (1,130,728)   (1,527,062)    (2,489,532)    (3,391,656)    (1,712,182)    (2,276,418)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net investment income (loss)            8,173,876      (877,620)    15,729,931     (2,178,847)       517,051        736,047
                                     ------------  ------------  -------------  -------------  -------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions          10,390,495            --     20,377,073             --             --             --
   Net realized gain (loss)            (4,590,601)    1,514,310     (5,718,724)     2,450,004     (4,024,609)     3,987,054
                                     ------------  ------------  -------------  -------------  -------------  -------------
Realized gains (losses)                 5,799,894     1,514,310     14,658,349      2,450,004     (4,024,609)     3,987,054
                                     ------------  ------------  -------------  -------------  -------------  -------------
Unrealized appreciation
   (depreciation) during the period    (4,681,323)   (7,405,737)   (11,712,850)   (12,928,375)    40,425,172    (83,299,898)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from operations       9,292,447    (6,769,047)    18,675,430    (12,657,218)    36,917,614    (78,576,797)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Changes from principal
   transactions:
   Purchase payments                      564,417       349,179      4,616,448      6,523,946     13,557,475      3,729,870
   Transfers between sub-accounts
      and the company                    (154,571)   11,350,992      9,582,651    (30,778,489)     8,777,532     (4,147,064)
   Withdrawals                        (10,939,594)  (20,554,112)   (10,557,158)   (20,702,524)   (10,996,554)   (23,887,014)
   Annual Contract Fee                   (175,623)     (178,934)      (701,115)      (786,187)      (625,659)      (181,532)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (10,705,371)   (9,032,875)     2,940,826    (45,743,254)    10,712,794    (24,485,740)
                                     ------------  ------------  -------------  -------------  -------------  -------------
Total increase (decrease) in
   contract owners' equity             (1,412,924)  (15,801,922)    21,616,256    (58,400,472)    47,630,408   (103,062,537)
Contract owners' equity at
   beginning of period                 81,495,660    97,297,582    154,495,811    212,896,283    109,603,317    212,665,854
                                     ------------  ------------  -------------  -------------  -------------  -------------
Contract owners' equity at end of
   period                            $ 80,082,736  $ 81,495,660  $ 176,112,067  $ 154,495,811  $ 157,233,725  $ 109,603,317
                                     ============  ============  =============  =============  =============  =============

                                         2009          2008          2009            2008           2009           2008
                                     ------------  ------------  -------------  -------------  -------------  -------------
Units, beginning of period              3,602,575     3,988,009      9,374,175     12,098,539      6,778,204      7,318,177
Units issued                              654,845     2,013,405      2,132,217      3,827,529      3,480,690      1,030,270
Units redeemed                          1,098,929     2,398,839      2,006,571      6,551,893      1,209,097      1,570,243
                                     ------------  ------------  -------------  -------------  -------------  -------------
Units, end of period                    3,158,491     3,602,575      9,499,821      9,374,175      9,049,797      6,778,204
                                     ============  ============  =============  =============  =============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Global Trust Series II     Health Sciences Series I  Health Sciences Series II
                                     --------------------------  -------------------------  -------------------------
                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions            $    382,998  $    652,087  $        --  $         --  $        --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges             (420,478)     (640,750)    (557,402)     (815,616)    (682,595)     (926,858)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)              (37,480)       11,337     (557,402)     (815,616)    (682,595)     (926,858)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --            --      511,091     1,320,154      622,631     1,414,032
   Net realized gain (loss)            (2,729,076)   (1,895,434)  (4,548,913)   (3,707,824)  (6,844,947)   (5,004,708)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)                (2,729,076)   (1,895,434)  (4,037,822)   (2,387,670)  (6,222,316)   (3,590,676)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     9,667,640   (18,480,451)  13,941,033   (16,359,010)  17,554,746   (17,376,825)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       6,901,084   (20,364,548)   9,345,809   (19,562,296)  10,649,835   (21,894,359)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      129,062       406,670      187,012       223,777      784,576     2,861,459
   Transfers between sub-accounts
      and the company                  (1,793,498)   (5,809,661)  (2,318,534)   (5,111,921)  (1,707,282)   (3,233,466)
   Withdrawals                         (1,245,895)   (4,004,802)  (3,740,396)   (8,155,545)  (3,449,180)   (7,583,995)
   Annual Contract Fee                   (146,223)     (172,669)    (157,850)     (176,389)    (199,612)     (225,865)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (3,056,554)   (9,580,462)  (6,029,768)  (13,220,078)  (4,571,498)   (8,181,867)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity              3,844,530   (29,945,010)   3,316,041   (32,782,374)   6,078,337   (30,076,226)
Contract owners' equity at
   beginning of period                 26,665,157    56,610,167   37,028,670    69,811,044   41,778,494    71,854,720
                                     ------------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $ 30,509,687  $ 26,665,157  $40,344,711  $ 37,028,670  $47,856,831  $ 41,778,494
                                     ============  ============  ===========  ============  ===========  ============

                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period              2,397,618     3,028,072    2,672,652     3,480,258    2,875,694     3,393,566
Units issued                              121,491       163,109      378,859       706,174      730,985     1,112,534
Units redeemed                            393,606       793,563      807,432     1,513,780    1,053,933     1,630,406
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, end of period                    2,125,503     2,397,618    2,244,079     2,672,652    2,552,746     2,875,694
                                     ============  ============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                      High Income Series II       High Yield Series I        High Yield Series II
                                     -----------------------  --------------------------  -------------------------
                                         2009        2008         2009          2008          2009         2008
                                     -----------  ----------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions            $ 1,514,432  $  116,272  $  6,770,940  $  5,160,702  $ 8,849,678  $  4,337,770
Expenses:
   Mortality and expense risk and
      administrative charges            (129,346)    (16,567)     (870,537)     (961,506)  (1,087,840)     (880,455)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net investment income (loss)           1,385,086      99,705     5,900,403     4,199,196    7,761,838     3,457,315
                                     -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --       7,402            --            --           --            --
   Net realized gain (loss)            1,645,855    (390,139)  (10,902,200)   (7,712,686)  (8,939,681)   (4,474,476)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses)                1,645,855    (382,737)  (10,902,200)   (7,712,686)  (8,939,681)   (4,474,476)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    1,832,614    (408,757)   29,275,029   (15,723,592)  29,241,046   (15,164,632)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      4,863,555    (691,789)   24,273,232   (19,237,082)  28,063,203   (16,181,793)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     257,898     121,121       213,626       195,189    2,534,810     1,113,459
   Transfers between sub-accounts
      and the company                 12,980,097   1,076,751     5,045,751    (4,520,928)  15,379,193     6,278,564
   Withdrawals                          (907,363)    (99,184)   (8,016,651)  (12,064,933)  (5,583,203)   (7,222,517)
   Annual Contract Fee                   (18,826)     (3,380)     (111,398)     (110,152)    (187,407)     (160,750)
                                     -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       12,311,806   1,095,308    (2,868,672)  (16,500,824)  12,143,393         8,756
                                     -----------  ----------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            17,175,361     403,519    21,404,560   (35,737,906)  40,206,596   (16,173,037)
Contract owners' equity at
   beginning of period                 1,474,198   1,070,679    46,086,858    81,824,764   50,595,088    66,768,125
                                     -----------  ----------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $18,649,559  $1,474,198  $ 67,491,418  $ 46,086,858  $90,801,684  $ 50,595,088
                                     ===========  ==========  ============  ============  ===========  ============

                                          2009         2008         2009          2008         2009          2008
                                     -----------  ----------  ------------  ------------  -----------  ------------
Units, beginning of period               230,474      92,897     4,032,014     4,962,992    4,362,481     3,941,905
Units issued                           2,854,287     301,541     2,414,224     1,925,258    5,197,898     2,629,033
Units redeemed                         1,458,569     163,964     2,565,200     2,856,236    4,386,401     2,208,457
                                     -----------  ----------  ------------  ------------  -----------  ------------
Units, end of period                   1,626,192     230,474     3,881,038     4,032,014    5,173,978     4,362,481
                                     ===========  ==========  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   International Core
                                        Income & Value Series I     Income & Value Series II            Series I
                                     ----------------------------  --------------------------  -------------------------
                                          2009           2008          2009          2008          2009         2008
                                     -------------  -------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions            $     411,929  $   6,028,356  $    109,208  $  1,642,532  $   839,115  $  2,769,566
Expenses:
   Mortality and expense risk and
      administrative charges              (636,882)    (3,037,075)     (206,085)     (982,252)    (522,753)     (876,947)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net investment income (loss)              (224,953)     2,991,281       (96,877)      660,280      316,362     1,892,619
                                     -------------  -------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --      4,639,746            --     1,374,197    1,033,051       845,469
   Net realized gain (loss)            (65,288,440)    (3,197,671)  (21,426,794)   (1,887,851)  (3,919,101)    4,394,808
                                     -------------  -------------  ------------  ------------  -----------  ------------
Realized gains (losses)                (65,288,440)     1,442,075   (21,426,794)     (513,654)  (2,886,050)    5,240,277
                                     -------------  -------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period     63,012,054    (77,922,580)   20,738,839   (21,867,554)   7,753,557   (35,038,329)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations       (2,501,339)   (73,489,224)     (784,832)  (21,720,928)   5,183,869   (27,905,433)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                       223,070        594,251       248,355       986,408       85,565       243,363
   Transfers between sub-accounts
      and the company                 (135,151,185)   (14,755,453)  (40,643,124)   (7,972,235)  (1,699,868)   (5,934,214)
   Withdrawals                          (6,830,355)   (34,895,906)   (1,100,761)   (7,686,792)  (3,526,692)   (8,925,702)
   Annual Contract Fee                     (99,788)      (284,999)      (59,989)     (209,230)    (104,520)     (126,111)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (141,858,258)   (49,342,107)  (41,555,519)  (14,881,849)  (5,245,515)  (14,742,664)
                                     -------------  -------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            (144,359,597)  (122,831,331)  (42,340,351)  (36,602,777)     (61,646)  (42,648,097)
Contract owners' equity at
   beginning of period                 144,359,597    267,190,928    42,340,351    78,943,128   37,670,124    80,318,221
                                     -------------  -------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $          --  $ 144,359,597  $         --  $ 42,340,351  $37,608,478  $ 37,670,124
                                     =============  =============  ============  ============  ===========  ============

                                          2009           2008          2009          2008          2009         2008
                                     -------------  -------------  ------------  ------------  -----------  ------------
Units, beginning of period               8,494,621     10,864,738     4,008,782     5,129,616    3,231,431     4,161,014
Units issued                                67,103        174,397        55,458       225,373      217,837       325,350
Units redeemed                           8,561,724      2,544,514     4,064,240     1,346,207      690,175     1,254,933
                                     -------------  -------------  ------------  ------------  -----------  ------------
Units, end of period                            --      8,494,621            (0)    4,008,782    2,759,093     3,231,431
                                     =============  =============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         International Core        International Equity       International Equity
                                             Series II               Index A Series I          Index A Series II
                                     -------------------------  -------------------------  -------------------------
                                         2009         2008          2009         2008          2009         2008
                                     -----------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions            $   510,010  $  1,720,300  $ 1,712,786  $    415,017  $ 2,001,628  $    366,074
Expenses:
   Mortality and expense risk and
      administrative charges            (379,865)     (593,413)    (192,916)     (333,187)    (228,273)     (344,319)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)             130,145     1,126,887    1,519,870        81,830    1,773,355        21,755
                                     -----------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions            669,029       528,730           --       186,587           --       178,343
   Net realized gain (loss)           (5,022,887)   (2,491,804)  (2,242,923)      217,620     (963,692)      455,465
                                     -----------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)               (4,353,858)   (1,963,074)  (2,242,923)      404,207     (963,692)      633,808
                                     -----------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    7,692,619   (17,102,515)   4,504,097   (12,557,707)   3,567,088   (12,776,744)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      3,468,906   (17,938,702)   3,781,044   (12,071,670)   4,376,751   (12,121,181)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     596,119     1,843,974       28,923        84,478       58,564       160,492
   Transfers between sub-accounts
      and the company                   (717,388)   (5,472,780)    (399,337)   (2,476,445)    (561,878)   (3,543,619)
   Withdrawals                        (1,452,436)   (3,440,279)  (1,655,497)   (3,961,360)    (755,883)   (2,139,506)
   Annual Contract Fee                   (98,937)     (121,208)     (53,746)      (60,093)     (80,444)      (93,125)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,672,642)   (7,190,293)  (2,079,657)   (6,413,420)  (1,339,641)   (5,615,758)
                                     -----------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             1,796,264   (25,128,995)   1,701,387   (18,485,090)   3,037,110   (17,736,939)
Contract owners' equity at
   beginning of period                24,821,956    49,950,951   12,492,766    30,977,856   12,715,588    30,452,527
                                     -----------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $26,618,220  $ 24,821,956  $14,194,153  $ 12,492,766  $15,752,698  $ 12,715,588
                                     ===========  ============  ===========  ============  ===========  ============

                                         2009          2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period             1,971,098     2,355,907      964,039     1,306,598      996,311     1,300,693
Units issued                             289,324       456,018      141,738       162,169      194,341       329,601
Units redeemed                           460,931       840,827      299,426       504,728      278,941       633,983
                                     -----------  ------------  -----------  ------------  -----------  ------------
Units, end of period                   1,799,491     1,971,098      806,351       964,039      911,711       996,311
                                     ===========  ============  ===========  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        International Equity        International Small         International Small
                                          Index Series NAV             Cap Series I                Cap Series II
                                     -------------------------  --------------------------  --------------------------
                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions            $   794,530  $    824,983  $    857,137  $  1,768,359  $    441,912  $    854,749
Expenses:
   Mortality and expense risk and
      administrative charges            (331,837)     (498,212)     (513,333)   (1,091,250)     (322,105)     (626,845)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)             462,693       326,771       343,804       677,109       119,807       227,904
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions            398,542       318,509     8,612,473     1,144,000     4,734,080       613,544
   Net realized gain (loss)           (2,887,421)   (1,590,395)  (43,365,282)   (3,470,099)  (22,013,950)  (10,419,608)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)               (2,488,879)   (1,271,886)  (34,752,809)   (2,326,099)  (17,279,870)   (9,806,064)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    8,702,813   (16,647,056)   52,546,317   (47,391,024)   27,687,390   (16,562,566)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations      6,676,627   (17,592,171)   18,137,312   (49,040,014)   10,527,327   (26,140,726)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     100,391       216,216       150,224       505,762       540,912     1,617,212
   Transfers between sub-accounts
      and the company                 (2,272,400)   (2,120,409)  (51,933,738)  (13,982,662)  (30,027,223)  (12,259,118)
   Withdrawals                          (966,363)   (2,868,942)   (3,499,636)  (12,055,015)   (1,902,131)   (5,232,127)
   Annual Contract Fee                  (145,009)     (173,778)     (108,909)     (158,644)      (87,403)     (127,632)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,283,381)   (4,946,913)  (55,392,059)  (25,690,559)  (31,475,845)  (16,001,665)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             3,393,246   (22,539,084)  (37,254,747)  (74,730,573)  (20,948,518)  (42,142,391)
Contract owners' equity at
   beginning of period                20,582,730    43,121,814    37,254,747   111,985,320    20,948,518    63,090,909
                                     -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $23,975,976  $ 20,582,730  $         --  $ 37,254,747  $         --  $ 20,948,518
                                     ===========  ============  ============  ============  ============  ============

                                         2009          2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period             2,852,394     3,271,721     3,027,907     4,226,430     1,815,070     2,476,541
Units issued                              54,112       213,680       463,838       303,971       630,597       437,208
Units redeemed                           475,114       633,007     3,491,745     1,502,494     2,445,667     1,098,679
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period                   2,431,392     2,852,394            --     3,027,907            --     1,815,070
                                     ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     International  International
                                     Small Company  Small Company       International Value         International Value
                                       Series I       Series II              Series I                    Series II
                                     -------------  -------------  ---------------------------  ---------------------------
                                          2009           2009         2009           2008          2009           2008
                                     -------------  -------------  ------------  -------------  ------------  -------------
Income:
   Dividend distributions             $   388,795    $   236,022   $  2,580,885  $   6,461,729  $  2,131,169  $   5,017,181
Expenses:
   Mortality and expense risk and
      administrative charges              (96,398)       (63,702)    (1,811,052)    (3,052,368)   (1,707,749)    (2,616,336)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net investment income (loss)              292,397        172,320        769,833      3,409,361       423,420      2,400,845
                                      -----------    -----------   ------------  -------------  ------------  -------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --      5,781,499      6,979,706     5,068,168      5,544,306
   Net realized gain (loss)               (50,491)       (69,515)   (17,902,429)    (3,612,213)  (15,773,701)    (3,695,565)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Realized gains (losses)                   (50,491)       (69,515)   (12,120,930)     3,367,493   (10,705,533)     1,848,741
                                      -----------    -----------   ------------  -------------  ------------  -------------
Unrealized appreciation
   (depreciation) during the period    (1,224,185)      (721,786)    46,257,734   (116,371,114)   41,428,323    (92,828,837)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations        (982,279)      (618,981)    34,906,637   (109,594,260)   31,146,210    (88,579,251)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                        8,410         84,641        785,652        859,861     1,519,445      3,527,097
   Transfers between sub-accounts
      and the company                  49,692,360     29,340,823    (12,934,416)   (28,733,970)   (6,946,012)   (22,021,210)
   Withdrawals                           (421,452)      (233,393)   (13,266,342)   (33,047,663)   (7,210,238)   (18,667,330)
   Annual Contract Fee                    (13,977)       (15,926)      (357,720)      (435,696)     (501,427)      (586,089)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        49,265,341     29,176,145    (25,772,826)   (61,357,468)  (13,138,232)   (37,747,532)
                                      -----------    -----------   ------------  -------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity             48,283,062     28,557,164      9,133,811   (170,951,728)   18,007,978   (126,326,783)
Contract owners' equity at
   beginning of period                         --             --    124,274,980    295,226,708   104,996,878    231,323,661
                                      -----------    -----------   ------------  -------------  ------------  -------------
Contract owners' equity at end of
   period                             $48,283,062    $28,557,164   $133,408,791  $ 124,274,980  $123,004,856  $ 104,996,878
                                      ===========    ===========   ============  =============  ============  =============

                                          2009           2009           2009           2008          2009           2008
                                      -----------    -----------   ------------  -------------  ------------  -------------
Units, beginning of period                     --             --      9,996,172     13,413,023     7,623,148      9,361,392
Units issued                            4,234,181      2,659,490        354,218        395,143       573,253        783,932
Units redeemed                            298,290        330,558      2,317,161      3,811,994     1,462,596      2,522,176
                                      -----------    -----------   ------------  -------------  ------------  -------------
Units, end of period                    3,935,891      2,328,932      8,033,229      9,996,172     6,733,805      7,623,148
                                      ===========    ===========   ============  =============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Investment Quality            Investment Quality
                                              Bond Series I                Bond Series II
                                      ---------------------------   ---------------------------
                                          2009           2008           2009           2008
                                      ------------   ------------   ------------   ------------
Income:
   Dividend distributions             $  6,962,949   $  7,226,785   $  5,599,584   $  7,034,178
Expenses:
   Mortality and expense risk and
      administrative charges            (1,695,350)    (1,616,315)    (1,586,017)    (1,904,249)
                                      ------------   ------------   ------------   ------------
Net investment income (loss)             5,267,599      5,610,470      4,013,567      5,129,929
                                      ------------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --             --             --             --
   Net realized gain (loss)             (3,439,764)    (4,216,804)    (1,318,927)    (4,362,528)
                                      ------------   ------------   ------------   ------------
Realized gains (losses)                 (3,439,764)    (4,216,804)    (1,318,927)    (4,362,528)
                                      ------------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during
   the period                           12,345,175     (4,764,581)     6,795,401     (5,015,525)
                                      ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       14,173,010     (3,370,915)     9,490,041     (4,248,124)
                                      ------------   ------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                    21,850,928      4,496,865      2,016,184      3,011,605
   Transfers between sub-accounts
      and the company                   33,608,110      2,778,485     43,104,013    (22,483,659)
   Withdrawals                         (14,818,333)   (20,928,545)   (10,597,578)   (14,321,612)
   Annual Contract Fee                    (904,006)      (284,715)      (450,483)      (479,410)
                                      ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         39,736,699    (13,937,910)    34,072,136    (34,273,076)
                                      ------------   ------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity              53,909,709    (17,308,825)    43,562,177    (38,521,200)
Contract owners' equity at
   beginning of period                 103,084,376    120,393,201     92,404,508    130,925,708
                                      ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                             $156,994,085   $103,084,376   $135,966,685   $ 92,404,508
                                      ============   ============   ============   ============

                                           2009           2008           2009           2008
                                      ------------   ------------   ------------   ------------
Units, beginning of period               5,071,248      5,273,996      6,301,640      8,638,664
Units issued                             4,962,200      1,559,024      3,438,276      1,513,057
Units redeemed                           1,222,568      1,761,772      1,364,885      3,850,081
                                      ------------   ------------   ------------   ------------
Units, end of period                     8,810,880      5,071,248      8,375,031      6,301,640
                                      ============   ============   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Lifestyle
                                       Large Cap Value Series I     Large Cap Value Series II       Aggressive Series I
                                      --------------------------   --------------------------   ---------------------------
                                         2009           2008           2009          2008           2009           2008
                                      -----------   ------------   -----------   ------------   ------------   ------------
Income:
   Dividend distributions             $   307,734   $    507,963   $   251,194   $    348,508   $    844,497   $  2,051,394
Expenses:
   Mortality and expense risk and
      administrative charges             (294,510)      (555,609)     (285,665)      (460,042)    (1,217,687)    (1,870,481)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net investment income (loss)               13,224        (47,646)      (34,471)      (111,534)      (373,190)       180,913
                                      -----------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --            --             --             --     16,397,124
   Net realized gain (loss)            (4,978,721)    (4,091,489)   (2,868,641)    (1,555,539)   (13,188,324)   (20,821,945)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Realized gains (losses)                (4,978,721)    (4,091,489)   (2,868,641)    (1,555,539)   (13,188,324)    (4,424,821)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period     6,286,412    (11,955,074)    4,303,625    (10,985,348)    37,735,888    (60,053,584)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       1,320,915    (16,094,209)    1,400,513    (12,652,421)    24,174,374    (64,297,492)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      121,799        150,293       173,686        406,331        741,381      1,076,813
   Transfers between sub-accounts
      and the company                  (2,049,100)    (6,090,354)     (221,798)    (5,020,566)    (1,794,331)   (15,829,397)
   Withdrawals                         (2,324,708)    (6,123,077)   (1,231,792)    (3,451,200)    (5,555,182)   (17,977,245)
   Annual Contract Fee                    (77,591)      (117,774)      (80,003)       (97,534)      (361,039)      (420,536)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (4,329,600)   (12,180,912)   (1,359,907)    (8,162,969)    (6,969,171)   (33,150,365)
                                      -----------   ------------   -----------   ------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity             (3,008,685)   (28,275,121)       40,606    (20,815,390)    17,205,203    (97,447,857)
Contract owners' equity at
   beginning of period                 23,027,238     51,302,359    19,316,098     40,131,488     78,077,502    175,525,359
                                      -----------   ------------   -----------   ------------   ------------   ------------
Contract owners' equity at end of
   period                             $20,018,553   $ 23,027,238   $19,356,704   $ 19,316,098   $ 95,282,705   $ 78,077,502
                                      ===========   ============   ===========   ============   ============   ============

                                         2009           2008           2009           2008           2009           2008
                                      -----------   ------------   -----------   ------------   ------------   ------------
Units, beginning of period              1,450,254      2,039,124     1,228,957      1,607,730      7,208,200      9,206,081
Units issued                              152,608        350,132       195,065        313,806        670,233      1,113,039
Units redeemed                            445,253        939,002       290,477        692,579      1,308,154      3,110,920
                                      -----------   ------------   -----------   ------------   ------------   ------------
Units, end of period                    1,157,609      1,450,254     1,133,545      1,228,957      6,570,279      7,208,200
                                      ===========   ============   ===========   ============   ============   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Lifestyle
                                         Aggressive Series II        Lifestyle Balanced Series I     Lifestyle Balanced Series II
                                     ----------------------------   ----------------------------   --------------------------------
                                         2009           2008            2009           2008             2009             2008
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Income:
   Dividend distributions            $  1,277,771   $   3,259,631   $ 25,581,960   $  21,104,432   $  336,039,640   $   255,979,201
Expenses:
   Mortality and expense risk and
      administrative charges           (2,366,017)     (3,496,874)    (7,890,860)    (11,048,172)    (118,359,857)     (125,279,342)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net investment income (loss)           (1,088,246)       (237,243)    17,691,100      10,056,260      217,679,783       130,699,859
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --      28,674,934        420,228      32,307,836        5,935,263       332,347,496
   Net realized gain (loss)           (19,188,518)    (30,016,466)   (55,036,545)    (17,509,486)    (123,362,498)      (36,130,581)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Realized gains (losses)               (19,188,518)     (1,341,532)   (54,616,317)     14,798,350     (117,427,235)      296,216,915
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Unrealized appreciation
   (depreciation) during the period    64,428,074    (112,832,563)   175,122,440    (286,297,665)   1,854,295,594    (3,386,656,144)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net increase (decrease) in contract
   owners' equity from operations      44,151,310    (114,411,338)   138,197,223    (261,443,055)   1,954,548,142    (2,959,739,370)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Changes from principal
   transactions:
   Purchase payments                    4,830,193      10,555,764     39,673,754       8,226,431      709,957,143     1,217,486,360
   Transfers between sub-accounts
      and the company                  (2,907,807)    (16,095,569)    60,171,286     (29,496,287)     502,193,695        87,607,388
   Withdrawals                         (6,976,923)    (24,467,543)   (61,729,057)   (146,081,690)    (357,374,676)     (628,640,072)
   Annual Contract Fee                   (714,155)       (829,772)    (2,603,072)     (1,670,130)     (40,630,601)      (31,720,147)
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,768,692)    (30,837,120)    35,512,911    (169,021,676)     814,145,561       644,733,529
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Total increase (decrease) in
   contract owners' equity             38,382,618    (145,248,458)   173,710,134    (430,464,731)   2,768,693,703    (2,315,005,841)
Contract owners' equity at
   beginning of period                140,031,483     285,279,941    488,815,865     919,280,596    6,354,575,304     8,669,581,145
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Contract owners' equity at end of
   period                            $178,414,101   $ 140,031,483   $662,525,999   $ 488,815,865   $9,123,269,007   $ 6,354,575,304
                                     ============   =============   ============   =============   ==============   ===============

                                          2009          2008            2009            2008            2009              2008
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Units, beginning of period             12,730,138      14,689,016     35,215,875      44,018,959      536,639,432       485,068,665
Units issued                            1,356,324       2,741,253     13,232,889       5,822,138       99,521,532        87,278,815
Units redeemed                          1,884,413       4,700,131      8,419,242      14,625,222       24,675,619        35,708,048
                                     ------------   -------------   ------------   -------------   --------------   ---------------
Units, end of period                   12,202,049      12,730,138     40,029,522      35,215,875      611,485,345       536,639,432
                                     ============   =============   ============   =============   ==============   ===============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Lifestyle                       Lifestyle
                                         Conservative Series I          Conservative Series II          Lifestyle Growth Series I
                                      ---------------------------   -------------------------------   ----------------------------
                                          2009           2008            2009             2008            2009            2008
                                      ------------   ------------   --------------   --------------   ------------   -------------
Income:
   Dividend distributions             $ 10,401,056   $  6,950,196   $  100,430,665   $   53,922,455   $ 15,675,017   $  14,538,612
Expenses:
   Mortality and expense risk and
      administrative charges            (2,581,795)    (2,416,831)     (26,486,012)     (15,946,692)    (6,479,986)     (9,131,164)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net investment income (loss)             7,819,261      4,533,365       73,944,653       37,975,763      9,195,031       5,407,448
                                      ------------   ------------   --------------   --------------   ------------   -------------
Realized gains (losses) on
   investments:
   Capital gain distributions              439,381      3,043,724        4,223,911       17,671,531             --      33,782,212
   Net realized gain (loss)             (9,131,129)    (8,907,738)     (38,032,869)     (18,529,100)   (53,828,123)    (14,709,134)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Realized gains (losses)                 (8,691,748)    (5,864,014)     (33,808,958)        (857,569)   (53,828,123)     19,073,078
                                      ------------   ------------   --------------   --------------   ------------   -------------
Unrealized appreciation
   (depreciation) during the period     34,810,182    (27,657,318)     282,067,887     (231,379,820)   170,671,154    (289,463,027)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from operations       33,937,695    (28,987,967)     322,203,582     (194,261,626)   126,038,062    (264,982,501)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Changes from principal
   transactions:
   Purchase payments                    10,870,344      1,488,289      189,953,281      205,918,396     33,574,105      10,468,134
   Transfers between sub-accounts
      and the company                   48,595,822     61,928,838      521,162,288      633,691,482      2,366,864     (29,343,029)
   Withdrawals                         (28,035,261)   (40,954,217)    (124,863,818)    (124,203,732)   (35,496,990)    (84,905,527)
   Annual Contract Fee                    (763,072)      (320,294)      (8,469,256)      (3,651,363)    (2,450,379)     (1,704,740)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         30,667,833     22,142,616      577,782,495      711,754,783     (2,006,400)   (105,485,162)
                                      ------------   ------------   --------------   --------------   ------------   -------------
Total increase (decrease) in
   contract owners' equity              64,605,528     (6,845,351)     899,986,077      517,493,157    124,031,662    (370,467,663)
Contract owners' equity at
   beginning of period                 143,843,541    150,688,892    1,171,315,497      653,822,340    410,760,328     781,227,991
                                      ------------   ------------   --------------   --------------   ------------   -------------
Contract owners' equity at end of
   period                             $208,449,069   $143,843,541   $2,071,301,574   $1,171,315,497   $534,791,990   $ 410,760,328
                                      ============   ============   ==============   ==============   ============   =============

                                          2009           2008            2009             2008            2009            2008
                                      ------------   ------------   --------------   --------------   ------------   -------------
Units, beginning of period               8,661,797      7,414,141       89,201,134       40,759,257     33,091,302      38,655,362
Units issued                             6,659,874      5,934,947       61,536,157       61,475,512     10,202,492       6,392,610
Units redeemed                           3,868,881      4,687,291       17,164,827       13,033,635      8,267,818      11,956,670
                                      ------------   ------------   --------------   --------------   ------------   -------------
Units, end of period                    11,452,790      8,661,797      133,572,464       89,201,134     35,025,976      33,091,302
                                      ============   ============   ==============   ==============   ============   =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Lifestyle Growth Series II     Lifestyle Moderate Series I   Lifestyle Moderate Series II
                                      --------------------------------  ---------------------------  ------------------------------
                                           2009              2008           2009           2008           2009           2008
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Income:
   Dividend distributions             $   305,362,798  $   264,929,568  $ 10,465,334  $   9,215,889  $  107,395,976  $   78,909,309
Expenses:
   Mortality and expense risk and
      administrative charges             (147,155,688)    (167,052,894)   (3,079,669)    (3,781,175)    (33,530,538)    (29,665,102)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net investment income (loss)              158,207,110       97,876,674     7,385,665      5,434,714      73,865,438      49,244,207
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain distributions                      --      570,288,667            --      6,027,762              --      42,593,493
   Net realized gain (loss)              (226,638,528)     (33,875,909)  (17,919,525)   (12,460,405)    (45,838,195)    (25,454,904)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Realized gains (losses)                  (226,638,528)     536,412,758   (17,919,525)    (6,432,643)    (45,838,195)     17,138,589
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Unrealized appreciation
   (depreciation) during the period     2,694,435,207   (5,376,451,274)   59,182,236    (67,185,245)    470,538,240    (605,021,613)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from operations       2,626,003,789   (4,742,161,842)   48,648,376    (68,183,174)    498,565,483    (538,638,817)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Changes from principal
   transactions:
   Purchase payments                      782,462,001    1,785,988,369    16,874,024      3,983,588     270,578,951     358,580,229
   Transfers between sub-accounts
      and the company                     (50,512,147)    (242,199,046)   20,021,177     13,379,229     310,964,877     233,574,001
   Withdrawals                           (320,211,159)    (610,886,468)  (27,673,693)   (50,068,434)   (120,696,131)   (174,496,021)
   Annual Contract Fee                    (58,308,241)     (47,330,509)   (1,011,711)      (536,418)    (10,560,240)     (6,957,082)
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           353,430,454      885,572,346     8,209,797    (33,242,035)    450,287,457     410,701,127
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Total increase (decrease) in
   contract owners' equity              2,979,434,243   (3,856,589,496)   56,858,173   (101,425,209)    948,852,940    (127,937,690)
Contract owners' equity at
   beginning of period                  8,170,434,029   12,027,023,525   188,774,055    290,199,264   1,689,787,030   1,817,724,720
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Contract owners' equity at end of
   period                             $11,149,868,272  $ 8,170,434,029  $245,632,228  $ 188,774,055  $2,638,639,970  $1,689,787,030
                                      ===============  ===============  ============  =============  ==============  ==============

                                             2009              2008          2009           2008           2009             2008
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Units, beginning of period                739,884,660      667,866,837    12,358,584     14,006,009     137,848,366     108,763,250
Units issued                               82,615,947      110,982,072     5,334,629      3,574,962      48,762,461      41,548,148
Units redeemed                             39,483,731       38,964,249     3,769,911      5,222,387      10,781,045      12,463,032
                                      ---------------  ---------------  ------------  -------------  --------------  --------------
Units, end of period                      783,016,876      739,884,660    13,923,302     12,358,584     175,829,782     137,848,366
                                      ===============  ===============  ============  =============  ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              LMFC Core                                          Marisco International
                                           Equity Series I       LMFC Core Equity Series II     Opportunities Series II
                                        ---------------------   ---------------------------   ---------------------------
                                           2009        2008         2009           2008           2009           2008
                                        ---------   ---------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions               $   1,846   $  15,340   $    223,366   $  2,855,068   $    244,123   $    470,252
Expenses:
   Mortality and expense risk and
      administrative charges                 (202)       (660)       (74,260)      (412,401)      (459,877)      (803,962)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net investment income (loss)                1,644      14,680        149,106      2,442,667       (215,754)      (333,710)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --       3,031             --        819,697             --      2,389,786
   Net realized gain (loss)               (81,963)       (248)   (20,567,058)    (6,015,249)   (16,515,724)    (8,934,403)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Realized gains (losses)                   (81,963)      2,783    (20,567,058)    (5,195,552)   (16,515,724)    (6,544,617)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period        82,096     (82,096)    20,205,697    (16,911,966)    25,081,188    (27,507,687)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations           1,777     (64,633)      (212,255)   (19,664,851)     8,349,710    (34,386,014)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Changes from principal transactions:
   Purchase payments                       48,298     121,875        120,840        500,759        597,247      3,165,893
   Transfers between sub-accounts and
      the company                        (126,391)     20,031    (15,633,816)       893,347     (1,023,520)    (8,477,008)
   Withdrawals                                 --          --       (304,352)    (3,880,360)    (2,189,812)    (9,075,794)
   Annual Contract Fee                       (957)         --        (15,199)       (81,165)       (93,349)      (128,835)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (79,050)    141,906    (15,832,527)    (2,567,419)    (2,709,434)   (14,515,744)
                                        ---------   ---------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                         (77,273)     77,273    (16,044,782)   (22,232,270)     5,640,276    (48,901,758)
Contract owners' equity at beginning
   of period                               77,273          --     16,044,782     38,277,052     29,250,221     78,151,979
                                        ---------   ---------   ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                               $      --   $  77,273   $         --   $ 16,044,782   $ 34,890,497   $ 29,250,221
                                        =========   =========   ============   ============   ============   ============

                                          2009         2008         2009           2008           2009          2008
                                        ---------   ---------   ------------   ------------   ------------   ------------
Units, beginning of period                 12,269          --      2,544,371      2,707,898      2,820,676      3,613,945
Units issued                                7,205      12,269        211,257        950,785      1,040,539        950,834
Units redeemed                             19,474          --      2,755,628      1,114,312      1,353,972      1,744,103
                                        ---------   ---------   ------------   ------------   ------------   ------------
Units, end of period                           --      12,269             --      2,544,371      2,507,243      2,820,676
                                        =========   =========   ============   ============   ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        Mid Cap
                                                                                                     Intersection
                                         Mid Cap Index Series I        Mid Cap Index Series II         Series I
                                      ---------------------------   ---------------------------   ------------------
                                          2009           2008           2009           2008         2009      2008
                                      ------------   ------------   ------------   ------------   --------   -------
Income:
   Dividend distributions             $    328,254   $    446,905   $    523,917   $    578,365   $     45   $     8
Expenses:
   Mortality and expense risk and
      administrative charges              (487,485)      (735,156)      (982,541)    (1,327,442)      (100)      (12)
                                      ------------   ------------   ------------   ------------   --------   -------
Net investment income (loss)              (159,231)      (288,251)      (458,624)      (749,077)       (55)       (4)
                                      ------------   ------------   ------------   ------------   --------   -------
Realized gains (losses) on
   investments:
   Capital gain distributions              501,035      1,219,004        964,101      1,966,692         --        --
   Net realized gain (loss)             (6,280,133)    (2,228,863)   (10,156,599)    (6,294,591)     3,651      (666)
                                      ------------   ------------   ------------   ------------   --------   -------
Realized gains (losses)                 (5,779,098)    (1,009,859)    (9,192,498)    (4,327,899)     3,651      (666)
                                      ------------   ------------   ------------   ------------   --------   -------
Unrealized appreciation
   (depreciation) during the period     15,406,931    (19,766,713)    28,262,332    (32,611,910)       265      (265)
                                      ------------   ------------   ------------   ------------   --------   -------
Net increase (decrease) in contract
   owners' equity from operations        9,468,602    (21,064,823)    18,611,210    (37,688,886)     3,861      (935)
                                      ------------   ------------   ------------   ------------   --------   -------
Changes from principal
   transactions:
   Purchase payments                       149,366        249,492      1,097,024      1,987,954     35,963        --
   Transfers between sub-accounts
      and the company                   (2,008,966)     3,302,820       (695,759)    15,278,245    (37,754)    7,493
   Withdrawals                          (3,019,282)    (7,382,051)    (4,039,798)    (9,499,194)    (5,808)   (1,707)
   Annual Contract Fee                    (117,748)      (127,197)      (357,795)      (361,366)    (1,113)       --
                                      ------------   ------------   ------------   ------------   --------   -------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         (4,996,630)    (3,956,936)    (3,996,328)     7,405,639     (8,712)    5,786
                                      ------------   ------------   ------------   ------------   --------   -------
Total increase (decrease) in
   contract owners' equity               4,471,972    (25,021,759)    14,614,882    (30,283,247)    (4,851)    4,851
Contract owners' equity at
   beginning of period                  32,196,125     57,217,884     59,487,997     89,771,244      4,851        --
                                      ------------   ------------   ------------   ------------   --------   -------
Contract owners' equity at end of
   period                             $ 36,668,097   $ 32,196,125   $ 74,102,879   $ 59,487,997   $     --   $ 4,851
                                      ============   ============   ============   ============   ========   =======

                                          2009           2008           2009           2008         2009       2008
                                      ------------   ------------   ------------   ------------   --------   -------
Units, beginning of period               2,545,090      2,827,829      5,042,423      4,746,817        626        --
Units issued                               323,095        801,631        806,801      1,877,266      4,484       814
Units redeemed                             713,173      1,084,370      1,145,997      1,581,660      5,110       188
                                      ------------   ------------   ------------   ------------   --------   -------
Units, end of period                     2,155,012      2,545,090      4,703,227      5,042,423         --       626
                                      ============   ============   ============   ============   ========   =======

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Mid Cap
                                        Intersection Series II       Mid Cap Stock Series I         Mid Cap Stock Series II
                                      -------------------------   ----------------------------   ---------------------------
                                          2009          2008          2009           2008            2009           2008
                                      -----------   -----------   ------------   -------------   ------------   ------------
Income:
   Dividend distributions             $    16,372   $        --   $         --   $          --   $         --   $         --
Expenses:
   Mortality and expense risk and
      administrative charges              (42,304)      (53,544)    (2,172,286)     (3,482,936)    (1,494,538)    (2,260,025)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net investment income (loss)              (25,932)      (53,544)    (2,172,286)     (3,482,936)    (1,494,538)    (2,260,025)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --            --             --       6,455,363             --      4,125,739
   Net realized gain (loss)              (483,131)     (736,655)   (17,954,327)        365,002    (17,899,843)    (3,186,634)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Realized gains (losses)                  (483,131)     (736,655)   (17,954,327)      6,820,365    (17,899,843)       939,105
                                      -----------   -----------   ------------   -------------   ------------   ------------
Unrealized appreciation
   (depreciation) during the period     1,246,144    (1,160,563)    58,667,860    (133,461,580)    43,537,053    (77,666,071)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations         737,081    (1,950,762)    38,541,247    (130,124,151)    24,142,672    (78,986,991)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      164,754       648,426      6,025,485       1,754,568      1,365,836      4,829,257
   Transfers between sub-accounts
      and the company                  (3,245,050)    2,032,860    (10,671,114)     21,716,699     (4,442,340)       817,031
   Withdrawals                           (131,369)     (343,511)   (14,017,374)    (37,022,632)    (6,219,851)   (15,018,681)
   Annual Contract Fee                     (7,281)       (8,444)      (721,656)       (680,893)      (448,195)      (530,665)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (3,218,946)    2,329,331    (19,384,659)    (14,232,258)    (9,744,550)    (9,903,058)
                                      -----------   -----------   ------------   -------------   ------------   ------------
Total increase (decrease) in
   contract owners' equity             (2,481,865)      378,569     19,156,588    (144,356,409)    14,398,122    (88,890,049)
Contract owners' equity at
   beginning of period                  2,481,865     2,103,296    148,054,706     292,411,115     93,272,294    182,162,343
                                      -----------   -----------   ------------   -------------   ------------   ------------
Contract owners' equity at end of
   period                             $        --   $ 2,481,865   $167,211,294   $ 148,054,706   $107,670,416   $ 93,272,294
                                      ===========   ===========   ============   =============   ============   ============

                                          2009          2008          2009           2008            2009           2008
                                      -----------   -----------   ------------   -------------   ------------   ------------
Units, beginning of period                379,032       182,898     13,282,484      14,501,521      6,953,618      7,457,432
Units issued                              445,415       769,367      1,466,605       4,087,196      1,221,160      2,157,118
Units redeemed                            824,447       573,233      2,927,185       5,306,233      1,933,707      2,660,932
                                      -----------   -----------   ------------   -------------   ------------   ------------
Units, end of period                           --       379,032     11,821,904      13,282,484      6,241,071      6,953,618
                                      ===========   ===========   ============   =============   ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Mid Cap Value Series I       Mid Cap Value Series II      ML Global Allocation
                                      ---------------------------   ---------------------------   -----------------------
                                          2009           2008           2009           2008          2009          2008
                                      ------------   ------------   ------------   ------------   ----------   ----------
Income:
   Dividend distributions             $    816,607   $  1,765,257   $    786,924   $  1,556,241   $   18,153   $   24,389
Expenses:
   Mortality and expense risk and
      administrative charges              (295,783)    (1,579,807)      (331,441)    (1,693,664)     (14,534)     (17,952)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net investment income (loss)               520,824        185,450        455,483       (137,423)       3,619        6,437
                                      ------------   ------------   ------------   ------------   ----------   ----------
Realized gains (losses) on
   investments:
   Capital gain distributions                 --        4,808,930           --        4,817,769         --          4,696
   Net realized gain (loss)            (62,753,167)   (22,834,402)   (67,114,837)   (18,134,584)      27,517       73,736
                                      ------------   ------------   ------------   ------------   ----------   ----------
Realized gains (losses)                (62,753,167)   (18,025,472)   (67,114,837)   (13,316,815)      27,517       78,432
                                      ------------   ------------   ------------   ------------   ----------   ----------
Unrealized appreciation
   (depreciation) during the period     65,118,890    (32,744,100)    69,529,261    (37,519,906)     148,636     (360,331)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net increase (decrease) in contract
   owners' equity from operations        2,886,547    (50,584,122)     2,869,907    (50,974,144)     179,772     (275,462)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Changes from principal
   transactions:
   Purchase payments                       145,056      1,660,633        127,405        804,786         --           --
   Transfers between sub-accounts
      and the company                  (67,582,667)   (14,956,428)   (70,178,988)   (11,178,743)     (86,524)     (85,860)
   Withdrawals                          (2,172,585)   (15,639,825)    (1,548,505)   (12,994,706)     (47,557)    (118,120)
   Annual contract fee                    (100,555)      (327,487)       (93,374)      (386,273)      (3,087)      (2,955)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (69,710,751)   (29,263,107)   (71,693,462)   (23,754,936)    (137,168)    (206,935)
                                      ------------   ------------   ------------   ------------   ----------   ----------
Total increase (decrease) in
   contract owners' equity             (66,824,204)   (79,847,229)   (68,823,555)   (74,729,080)      42,604     (482,397)
Contract owners' equity at
   beginning of period                  66,824,204    146,671,433     68,823,555    143,552,635    1,037,664    1,520,061
                                      ------------   ------------   ------------   ------------   ----------   ----------
Contract owners' equity at end of
   period                             $       --     $ 66,824,204   $         --   $ 68,823,555   $1,080,268   $1,037,664
                                      ============   ============   ============   ============   ==========   ==========

                                          2009           2008           2009           2008          2009          2008
                                      ------------   ------------   ------------   ------------   ----------   ----------
Units, beginning of period               5,626,646      7,236,421      6,017,297      7,510,604       79,691       91,452
Units issued                               137,217        722,627         59,215        583,260          255        1,779
Units redeemed                           5,763,863      2,332,402      6,076,512      2,076,567       10,027       13,540
                                      ------------   ------------   ------------   ------------   ----------   ----------
Units, end of period                            --      5,626,646             --      6,017,297       69,919       79,691
                                      ============   ============   ============   ============   ==========   ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                           Money Market Trust B
                                         Money Market Series I           Money Market Series II                 Series NAV
                                      ----------------------------   -------------------------------   --------------------------
                                          2009            2008            2009              2008           2009          2008
                                      -------------   ------------   --------------   --------------   -----------   ------------
Income:
   Dividend distributions             $     669,916   $  5,968,951   $    1,110,291   $   11,696,916   $   173,442   $    808,435
Expenses:
   Mortality and expense risk and
      administrative charges             (4,558,821)    (5,169,378)     (21,513,511)     (13,603,692)     (545,745)      (594,866)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net investment income (loss)             (3,888,905)       799,573      (20,403,220)      (1,906,776)     (372,303)       213,569
                                      -------------   ------------   --------------   --------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                    --             --               --               --            --             --
   Net realized gain (loss)                      --        (26,146)              --          131,354            --           (309)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Realized gains (losses)                          --        (26,146)              --          131,354            --           (309)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period              --             --               --               --            --             --
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations        (3,888,905)       773,427      (20,403,220)      (1,775,422)     (372,303)       213,260
                                      -------------   ------------   --------------   --------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                      5,331,591      5,523,089      201,663,908      422,101,771       284,380        429,466
   Transfers between sub-accounts
      and the company                     3,839,255     48,915,079     (129,381,874)     881,751,341     1,216,171     17,491,934
   Withdrawals                         (129,121,051)    (1,803,080)    (294,567,100)    (350,479,994)   (6,451,918)   (22,851,518)
   Annual contract fee                     (872,136)      (854,523)      (6,810,431)      (2,850,772)     (223,479)      (184,515)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (120,822,341)    51,780,565     (229,095,497)     950,522,346    (5,174,846)    (5,114,633)
                                      -------------   ------------   --------------   --------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity             (124,711,246)    52,553,992     (249,498,717)     948,746,924    (5,547,149)    (4,901,373)
Contract owners' equity at
   beginning of period                  365,001,241    312,447,249    1,383,024,119      434,277,195    38,238,802     43,140,175
                                      -------------   ------------   --------------   --------------   -----------   ------------
Contract owners' equity at end of
   period                             $ 240,289,995   $365,001,241   $1,133,525,402   $1,383,024,119   $32,691,653   $ 38,238,802
                                      =============   ============   ==============   ==============   ===========   ============

                                          2009            2008            2009              2008           2009          2008
                                      -------------   ------------   --------------   --------------   -----------   ------------
Units, beginning of period               22,608,467     19,224,624      107,096,820       33,634,489     2,981,744      3,382,379
Units issued                              8,803,030     21,627,888       49,553,562      104,361,951     1,086,155      2,667,916
Units redeemed                           16,150,256     18,244,045       67,733,444       30,899,620     1,493,010      3,068,551
                                      -------------   ------------   --------------   --------------   -----------   ------------
Units, end of period                     15,261,241     22,608,467       88,916,938      107,096,820     2,574,889      2,981,744
                                      =============   ============   ==============   ==============   ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Mutual Shares Series I      Natural Resources Series II    Optimized All Cap Series II
                                      --------------------------   -----------------------------   ---------------------------
                                          2009           2008           2009           2008            2009          2008
                                      ------------   -----------   -------------   -------------   -----------   -------------
Income:
   Dividend distributions             $  1,460,431   $   193,407   $     933,738   $     647,704   $   654,699   $    538,531
Expenses:
   Mortality and expense risk and
      administrative charges              (636,005)      (50,306)     (2,151,838)     (3,605,425)     (871,431)    (1,359,407)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net investment income (loss)               824,426       143,101      (1,218,100)     (2,957,721)     (216,732)      (820,876)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                   --            --      43,502,897       7,826,683            --             --
   Net realized gain (loss)               (993,234)      (44,713)   (101,777,092)    (54,696,669)   (8,901,313)    (9,286,750)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Realized gains (losses)                   (993,234)      (44,713)    (58,274,195)    (46,869,986)   (8,901,313)    (9,286,750)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     23,288,199    (3,430,317)    119,418,999     (84,040,000)   22,354,688    (36,664,216)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       23,119,391    (3,331,929)     59,926,704    (133,867,707)   13,236,643    (46,771,842)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                    44,778,844     7,661,346       2,898,271       8,428,173       314,369        651,755
   Transfers between sub-accounts
      and the company                   38,793,049    14,329,106      16,831,445     (19,092,203)   (4,553,888)    (7,536,657)
   Withdrawals                            (779,906)      (81,632)     (9,243,768)    (31,200,606)   (3,222,158)    (8,918,010)
   Annual contract fee                  (1,535,364)     (217,369)       (537,104)       (638,791)     (384,810)      (451,856)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         81,256,623    21,691,451       9,948,844     (42,503,427)   (7,846,487)   (16,254,768)
                                      ------------   -----------   -------------   -------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity             104,376,014    18,359,522      69,875,548    (176,371,134)    5,390,156    (63,026,610)
Contract owners' equity at
   beginning of period                $ 18,359,522            --     103,282,484     279,653,618    57,016,741    120,043,351
                                      ------------   -----------   -------------   -------------   -----------   ------------
Contract owners' equity at end of
   period                             $122,735,536   $18,359,522   $ 173,158,032   $ 103,282,484   $62,406,897   $ 57,016,741
                                      ============   ===========   =============   =============   ===========   ============

                                          2009           2008           2009           2008            2009          2008
                                      ------------   -----------   -------------   -------------   -----------   -------------
Units, beginning of period               2,191,280            --       4,519,846       5,632,699     4,770,992       5,614,030
Units issued                             9,731,411     2,229,538       2,152,880       2,393,190        59,072         405,956
Units redeemed                             314,539        38,258       1,716,094       3,506,043       687,577       1,248,994
                                      ------------   -----------   -------------   -------------   -----------   ------------
Units, end of period                    11,608,152     2,191,280       4,956,632       4,519,846     4,142,487       4,770,992
                                      ============   ===========   =============   =============   ===========   ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Optimized Value Series II       Pacific Rim Series I        Pacific Rim Series II
                                      --------------------------   --------------------------   --------------------------
                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Income:
   Dividend distributions             $   202,429   $    351,919   $   193,456   $    433,583   $   150,142   $    294,067
Expenses:
   Mortality and expense risk and
      administrative charges             (166,873)      (262,817)     (270,309)      (453,187)     (277,019)      (419,391)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net investment income (loss)               35,556         89,102       (76,853)       (19,604)     (126,877)      (125,324)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions                  --             --            --        795,947            --        734,533
   Net realized gain (loss)            (1,858,050)    (1,615,709)   (6,234,242)    (6,863,162)   (5,120,388)    (9,059,248)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Realized gains (losses)                (1,858,050)    (1,615,709)   (6,234,242)    (6,067,215)   (5,120,388)    (8,324,715)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Unrealized appreciation
   (depreciation) during the period     4,036,830     (7,023,729)   11,127,878     (8,925,616)   10,309,318     (3,966,829)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations       2,214,336     (8,550,336)    4,816,783    (15,012,435)    5,062,053    (12,416,868)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Changes from principal
   transactions:
   Purchase payments                       38,463        119,760       137,444        409,106       536,973      1,337,254
   Transfers between sub-accounts
      and the company                    (676,769)    (2,015,968)   (1,023,110)    (6,396,722)    2,119,081    (10,458,588)
   Withdrawals                           (696,623)    (1,874,603)   (1,820,119)    (4,667,985)     (941,637)    (3,696,646)
   Annual contract fee                    (70,379)       (84,272)      (63,718)       (77,884)      (62,561)       (85,128)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (1,405,308)    (3,855,083)   (2,769,503)   (10,733,485)    1,651,856    (12,903,108)
                                      -----------   ------------   -----------   ------------   -----------   ------------
Total increase (decrease) in
   contract owners' equity                809,028    (12,405,419)    2,047,280    (25,745,920)    6,713,909    (25,319,976)
Contract owners' equity at
   beginning of period                 11,036,947     23,442,366    18,180,312     43,926,232    14,432,831     39,752,807
                                      -----------   ------------   -----------   ------------   -----------   ------------
Contract owners' equity at end of
   period                             $11,845,975   $ 11,036,947   $20,227,592   $ 18,180,312   $21,146,740   $ 14,432,831
                                      ===========   ============   ===========   ============   ===========   ============

                                          2009          2008           2009          2008           2009          2008
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, beginning of period              1,107,167      1,358,278     2,021,114      2,850,036     1,096,257      1,748,484
Units issued                               36,236         66,171       420,673        449,046       699,532        504,336
Units redeemed                            174,229        317,282       725,218      1,277,968       546,350      1,156,563
                                      -----------   ------------   -----------   ------------   -----------   ------------
Units, end of period                      969,174      1,107,167     1,716,569      2,021,114     1,249,439      1,096,257
                                      ===========   ============   ===========   ============   ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             PIM Classic                                        Real Estate
                                           Value Series II           PIMCO All Asset         Securities Series I
                                     -------------------------  ------------------------  ---------------------------
                                         2009         2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  -----------  ------------  -------------
Income:
   Dividend distributions received   $    90,537  $    230,577  $ 1,406,392  $ 1,400,989  $  1,361,709   $  2,535,256
Expenses:
   Mortality and expense risk and
      administrative charges             (42,278)     (231,884)    (320,510)    (412,119)     (609,288)    (1,226,449)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net investment income (loss)              48,259        (1,307)   1,085,882      988,870       752,421      1,308,807
                                     -----------  ------------  -----------  -----------  ------------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --       238,983           --       68,363            --      1,232,256
   Net realized gain (loss)           (7,294,743)   (7,770,212)  (1,362,818)  (1,470,470)  (30,359,776)   (39,068,560)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Realized gains (losses)               (7,294,743)   (7,531,229)  (1,362,818)  (1,402,107)  (30,359,776)   (37,836,304)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Unrealized appreciation
   (depreciation) during
   the period                          6,828,811    (1,437,862)   3,865,320   (4,773,598)   39,829,457      2,114,300
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations       (417,673)   (8,970,398)   3,588,384   (5,186,835)   10,222,102    (34,413,197)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Changes from principal
   transactions:
   Purchase payments                      29,865       766,577       62,821       77,274       123,585        352,874
   Transfers between sub-accounts
      and the company                 (8,783,945)     (995,049)   1,803,186    1,070,045    (3,521,340)    (8,234,288)
   Withdrawals                          (250,073)   (1,942,031)  (1,714,518)  (3,600,384)   (4,964,352)   (14,207,800)
   Annual contract fee                    (8,952)      (42,064)     (63,673)     (71,473)     (123,447)      (182,058)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (9,013,105)   (2,212,567)      87,816   (2,524,538)   (8,485,554)   (22,271,272)
                                     -----------  ------------  -----------  -----------  ------------   ------------
Total increase (decrease) in
   contract owners' equity            (9,430,778)  (11,182,965)   3,676,200   (7,711,373)    1,736,548    (56,684,469)
Contract owners' equity at
   beginning of period                 9,430,778    20,613,743   20,097,369   27,808,742    46,812,843    103,497,312
                                     -----------  ------------  -----------  -----------  ------------   ------------
Contract owners' equity at end
   of period                         $        --  $  9,430,778  $23,773,569  $20,097,369  $ 48,549,391   $ 46,812,843
                                     ===========  ============  ===========  ===========  ============   ============

                                         2009         2008         2009          2008         2009          2008
                                     -----------  ------------  -----------  -----------  ------------  -------------
Units, beginning of period             1,237,677     1,439,118    1,541,751    1,761,138     2,583,952      3,404,402
Units issued                             274,846     1,118,127      414,192      646,784       352,591        453,880
Units redeemed                         1,512,523     1,319,568      429,457      866,171       845,168      1,274,330
                                     -----------  ------------  -----------  -----------  ------------   ------------
Units, end of period                          --     1,237,677    1,526,486    1,541,751     2,091,375      2,583,952
                                     ===========  ============  ===========  ===========  ============   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Real Estate Securities           Real Return              Science & Technology
                                              Series II                Bond Series II                  Series I
                                     ---------------------------  ---------------------------  ---------------------------
                                         2009          2008           2009           2008          2009          2008
                                     ------------  -------------  -------------  ------------  ------------  -------------
Income:
   Dividend distributions received   $  1,617,967  $   2,508,008  $   7,055,246  $    554,730  $         --  $          --
Expenses:
   Mortality and expense risk and
      administrative charges             (783,795)    (1,391,452)    (1,303,304)   (1,598,704)   (1,368,804)    (1,909,965)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net investment income (loss)              834,172      1,116,556      5,751,942    (1,043,974)   (1,368,804)    (1,909,965)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Realized gains (losses)
   on investments:
   Capital gain distributions
      received                                 --      1,280,156      4,822,162     2,491,658            --             --
   Net realized gain (loss)           (32,035,917)   (40,964,824)    (3,839,988)   (2,620,098)    2,053,092      8,921,654
                                     ------------  -------------  -------------  ------------  ------------  -------------
Realized gains (losses)               (32,035,917)   (39,684,668)       982,174      (128,440)    2,053,092      8,921,654
                                     ------------  -------------  -------------  ------------  ------------  -------------
Unrealized appreciation
   (depreciation) during
   the period                          45,162,341        439,697      6,349,694   (13,383,488)   43,698,526    (78,621,890)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations      13,960,596    (38,128,415)    13,083,810   (14,555,902)   44,382,814    (71,610,201)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Changes from principal
   transactions:
   Purchase payments                    2,164,971      2,874,809        379,433       460,003       784,000      1,121,569
   Transfers between sub-accounts
      and the company                  (3,531,730)    (7,307,048)     4,640,939    18,709,294    (5,218,177)   (15,505,791)
   Withdrawals                         (3,999,341)   (10,476,377)   (10,077,603)  (15,815,247)   (8,474,471)   (19,501,803)
   Annual contract fee                   (235,189)      (305,046)      (254,114)     (244,389)     (369,552)      (400,174)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (5,601,289)   (15,213,662)    (5,311,345)    3,109,661   (13,278,200)   (34,286,199)
                                     ------------  -------------  -------------  ------------  ------------  -------------
Total increase (decrease) in
   contract owners' equity              8,359,307    (53,342,077)     7,772,465   (11,446,241)   31,104,614   (105,896,400)
Contract owners' equity at
   beginning of period                 53,640,588    106,982,665     77,729,384    89,175,625    77,390,411    183,286,811
                                     ------------  -------------  -------------  ------------  ------------  -------------
Contract owners' equity at
   end of period                     $ 61,999,895  $  53,640,588  $  85,501,849  $ 77,729,384  $108,495,025  $  77,390,411
                                     ============  =============  =============  ============  ============  =============

                                         2009           2008           2009          2008          2009          2008
                                     ------------  -------------  -------------  ------------  ------------  -------------
Units, beginning of period              3,569,226      4,179,110      5,990,033     5,983,075    11,304,471     14,544,121
Units issued                              941,107        991,243      1,704,548     4,510,146     1,189,071        992,686
Units redeemed                          1,213,650      1,601,127      2,081,259     4,503,188     2,646,991      4,232,336
                                     ------------  -------------  -------------  ------------  ------------  -------------
Units, end of period                    3,296,683      3,569,226      5,613,322     5,990,033     9,846,551     11,304,471
                                     ============  =============  =============  ============  ============  =============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Science & Technology            Scudder Fixed              Small Cap Index
                                             Series II                      Income                    Series I
                                     -------------------------  --------------------------  -------------------------
                                         2009          2008          2009         2008         2009          2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $        --  $         --  $  2,240,006  $  2,850,334  $   114,640  $    278,003
Expenses:
   Mortality and expense risk and
      administrative charges            (606,867)     (694,348)     (383,157)     (651,857)    (220,829)     (345,220)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)            (606,867)     (694,348)    1,856,849     2,198,477     (106,189)      (67,217)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --            --            --            --      457,032       235,984
   Net realized gain (loss)           (2,595,820)    1,180,876    (8,933,361)   (1,973,563)  (2,231,538)   (1,048,953)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (2,595,820)    1,180,876    (8,933,361)   (1,973,563)  (1,774,506)     (812,969)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   21,511,764   (25,428,660)    8,800,890    (9,002,696)   5,075,791    (8,223,148)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations     18,309,077   (24,942,132)    1,724,378    (8,777,782)   3,195,096    (9,103,334)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                     971,802     1,798,519       116,047       202,199       51,269        89,029
   Transfers between sub-accounts
   and the company                     7,617,254    (7,214,558)  (28,302,946)   (6,279,616)  (1,175,929)   (1,889,544)
   Withdrawals                        (2,526,776)   (5,613,957)   (2,289,728)   (4,854,554)  (1,607,474)   (3,231,999)
   Annual contract fee                  (170,751)     (165,671)     (162,090)     (198,751)     (58,055)      (61,942)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        5,891,529   (11,195,667)  (30,638,717)  (11,130,722)  (2,790,189)   (5,094,456)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity            24,200,606   (36,137,799)  (28,914,339)  (19,908,504)     404,907   (14,197,790)
Contract owners' equity at
   beginning of period                27,164,775    63,302,574    28,914,339    48,822,843   15,410,060    29,607,850
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end
   of period                         $51,365,381  $ 27,164,775  $         --  $ 28,914,339  $15,814,967  $ 15,410,060
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008          2009          2008         2009          2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, beginning of period             3,148,519     4,022,564     2,614,051     3,489,402    1,374,591     1,722,251
Units issued                           1,857,677       814,951       212,694        88,651      103,684       190,719
Units redeemed                         1,297,511     1,688,996     2,826,745       964,002      347,918       538,379
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   3,708,685     3,148,519            --     2,614,051    1,130,357     1,374,591
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Small Cap                   Small Cap                  Small Cap
                                          Index Series II          Opportunities Series I    Opportunities Series II
                                     -------------------------  --------------------------  --------------------------
                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $   313,871  $    755,516  $         --  $    958,268  $         --  $    711,642
Expenses:
   Mortality and expense risk and
      administrative charges            (812,440)   (1,176,539)     (386,318)     (629,464)     (373,987)     (547,798)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)            (498,569)     (421,023)     (386,318)      328,804      (373,987)      163,844
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on
    investments:
   Capital gain distributions
      received                         1,613,250       781,733            --     1,337,802            --     1,076,903
   Net realized gain (loss)           (5,818,924)   (5,058,808)   (4,933,476)   (2,511,354)   (4,273,827)   (1,514,816)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)               (4,205,674)   (4,277,075)   (4,933,476)   (1,173,552)   (4,273,827)     (437,913)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during
   the period                         16,231,422   (24,960,572)   12,360,752   (20,788,720)   11,136,901   (17,585,517)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     11,527,179   (29,658,670)    7,040,958   (21,633,468)    6,489,087   (17,859,586)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     447,484       735,589        93,861       155,203       468,323       704,836
   Transfers between sub-accounts
      and the company                 (2,472,638)   (7,336,475)   (2,206,473)   (4,688,452)     (585,584)   (3,736,405)
      Withdrawals                     (2,333,150)   (7,133,652)   (2,519,946)   (6,064,067)   (1,712,683)   (3,927,938)
      Annual contract fee               (323,532)     (359,430)      (89,406)     (110,647)     (115,897)     (133,560)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (4,681,836)  (14,093,968)   (4,721,964)  (10,707,963)   (1,945,841)   (7,093,067)
                                     -----------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             6,845,343   (43,752,638)    2,318,994   (32,341,431)    4,543,246   (24,952,653)
Contract owners' equity at
   beginning of period                52,120,970    95,873,608    26,145,036    58,486,467    22,320,689    47,273,342
                                     -----------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end
   of period                         $58,966,313  $ 52,120,970  $ 28,464,030  $ 26,145,036  $ 26,863,935  $ 22,320,689
                                     ===========  ============  ============  ============  ============  ============

                                         2009         2008          2009          2008          2009          2008
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period             4,455,488     5,337,612     2,041,130     2,601,624     1,804,827     2,158,038
Units issued                             244,026       340,693       158,129       162,874       375,290       161,936
Units redeemed                           647,010     1,222,817       513,607       723,368       508,554       515,147
                                     -----------  ------------  ------------  ------------  ------------  ------------
Units, end of period                   4,052,504     4,455,488     1,685,652     2,041,130     1,671,563     1,804,827
                                     ===========  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   Small Company Value          Small Company Value
                                       Small Cap Value Focus             Series I                   Series II
                                     ------------------------  --------------------------  --------------------------
                                         2009         2008         2009          2008          2009          2008
                                     -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $    21,385  $    38,958  $    271,026  $    819,998  $    161,506  $    484,227
Expenses:
   Mortality and expense risk and
      administrative charges             (65,068)    (119,464)   (1,109,344)   (1,816,937)   (1,104,456)   (1,668,553)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)             (43,683)     (80,506)     (838,318)     (996,939)     (942,950)   (1,184,326)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --      213,212     9,586,606     2,242,588     9,006,578     1,897,220
   Net realized gain (loss)           (1,624,797)  (1,238,375)  (15,418,958)   (3,454,536)  (12,374,254)   (6,988,725)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)               (1,624,797)  (1,025,163)   (5,832,352)   (1,211,948)   (3,367,676)   (5,091,505)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    2,643,269   (2,597,841)   22,993,202   (32,884,634)   20,149,057   (25,814,555)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations        974,789   (3,703,510)   16,322,532   (35,093,521)   15,838,431   (32,090,386)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                         680        1,580       321,382       540,904     1,104,826     2,424,057
   Transfers between sub-accounts
      and the company                   (415,404)  (1,629,694)   (7,179,699)  (16,657,795)   (4,544,083)  (11,351,698)
   Withdrawals                          (769,509)  (1,084,788)   (8,588,700)  (19,945,072)   (4,827,419)  (13,130,583)
   Annual contract fee                   (18,697)     (25,480)     (241,105)     (298,887)     (312,778)     (375,973)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (1,202,930)  (2,738,382)  (15,688,122)  (36,360,850)   (8,579,454)  (22,434,197)
                                     -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity              (228,141)  (6,441,892)      634,410   (71,454,371)    7,258,977   (54,524,583)
Contract owners' equity at
   beginning of period                 4,838,382   11,280,274    79,387,635   150,842,006    71,273,170   125,797,753
                                     -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $ 4,610,241  $ 4,838,382  $ 80,022,045  $ 79,387,635  $ 78,532,147  $ 71,273,170
                                     ===========  ===========  ============  ============  ============  ============

                                         2009         2008         2009          2008          2009          2008
                                     -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period               224,622      298,503     4,835,477     6,598,777     5,166,412     6,480,945
Units issued                               2,910        9,389       242,545       553,314       539,643     1,022,552
Units redeemed                            60,388       83,270     1,201,240     2,316,614     1,141,691     2,337,085
                                     -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period                     167,144      224,622     3,876,782     4,835,477     4,564,364     5,166,412
                                     ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                       Smaller      Smaller
                                       Company      Company
                                        Growth      Growth
                                       Series I    Series II    Strategic Bond Series I     Strategic Bond Series II
                                     -----------  -----------  -------------------------  ---------------------------
                                         2009         2009         2009         2008          2009          2008
                                     -----------  -----------  -----------  ------------  -----------  --------------
Income:
   Dividend distributions received   $        --  $        --  $ 5,546,883  $  5,852,108  $ 4,758,122   $  4,490,225
Expenses:
   Mortality and expense risk and
      administrative charges             (71,447)     (45,471)  (1,013,906)   (1,372,617)    (951,893)    (1,130,198)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net investment income (loss)             (71,447)     (45,471)   4,532,977     4,479,491    3,806,229      3,360,027
                                     -----------  -----------  -----------  ------------  -----------   ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --           --           --            --           --             --
   Net realized gain (loss)               20,275       14,523   (4,810,959)   (5,377,210)  (4,660,575)    (5,625,383)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Realized gains (losses)                   20,275       14,523   (4,810,959)   (5,377,210)  (4,660,575)    (5,625,383)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Unrealized appreciation
   (depreciation) during the period    1,850,476    1,055,286   13,575,667   (16,069,180)  12,263,118    (10,622,877)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net increase (decrease) in contract
   owners' equity from operations      1,799,304    1,024,338   13,297,685   (16,966,899)  11,408,772    (12,888,233)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Changes from principal
   transactions:
   Purchase payments                      11,562       58,523      132,028       200,805    1,268,992      1,871,150
   Transfers between sub-accounts
      and the company                 35,925,528   20,701,081    3,074,291   (12,634,797)   9,130,065    (12,523,316)
   Withdrawals                          (330,386)    (146,792)  (9,028,486)  (19,897,774)  (5,400,240)   (10,384,012)
   Annual contract fee                   (14,988)     (14,328)    (105,841)     (109,607)    (218,812)      (229,859)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       35,591,716   20,598,484   (5,928,008)  (32,441,373)   4,780,005    (21,266,037)
                                     -----------  -----------  -----------  ------------  -----------   ------------
Total increase (decrease) in
   contract owners' equity            37,391,020   21,622,822    7,369,677   (49,408,272)  16,188,777    (34,154,270)
Contract owners' equity at
   beginning of period                        --           --   66,522,375   115,930,647   51,325,835     85,480,105
                                     -----------  -----------  -----------  ------------  -----------   ------------
Contract owners' equity at end of
   period                            $37,391,020  $21,622,822  $73,892,052  $ 66,522,375  $67,514,612   $ 51,325,835
                                     ===========  ===========  ===========  ============  ===========   ============

                                         2009         2009         2009         2008          2009          2008
                                     -----------  -----------  -----------  ------------  -----------  -------------
Units, beginning of period                    --           --    3,956,841     5,698,598    3,982,811      5,438,541
Units issued                           2,923,245    1,701,272      547,842       274,530    1,474,190        474,734
Units redeemed                            76,561       52,602      877,536     2,016,287    1,120,637      1,930,464
                                     -----------  -----------  -----------  ------------  -----------   ------------
Units, end of period                   2,846,684    1,648,670    3,627,147     3,956,841    4,336,364      3,982,811
                                     ===========  ===========  ===========  ============  ===========   ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  T Rowe
                                                                Price Mid
                                         Strategic Income         Value         T Rowe Price Mid
                                             Series II           Series I        Value Series II
                                     ------------------------  -----------  -------------------------
                                         2009         2008         2009         2009         2008
                                     -----------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received   $   671,982  $ 1,161,653  $   353,732  $   205,767  $    99,030
Expenses:
   Mortality and expense risk and
      administrative charges            (167,757)    (198,986)    (781,106)    (948,228)    (166,493)
                                     -----------  -----------  -----------  -----------  -----------
Net investment income (loss)             504,225      962,667     (427,374)    (742,461)     (67,463)
                                     -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --           --           --           --       247,972
   Net realized gain (loss)             (358,748)    (141,609)   1,873,824   (2,536,789)  (2,396,164)
                                     -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                 (358,748)    (141,609)   1,873,824   (2,536,789)  (2,148,192)
                                     -----------  -----------  -----------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period    2,185,320   (2,001,074)  21,206,762   27,898,437   (2,203,338)
                                     -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations      2,330,797   (1,180,016)  22,653,212   24,619,187   (4,418,993)
                                     -----------  -----------  -----------  -----------  -----------
Changes from principal
   transactions:
   Purchase payments                      93,794       62,417      275,575      300,186      177,455
   Transfers between sub-accounts
      and the company                  1,710,190   (2,800,934)  64,780,220   65,063,056   (1,354,347)
   Withdrawals                          (962,996)  (1,786,315)  (2,940,586)  (5,000,315)  (1,567,614)
   Annual contract fee                   (30,288)     (28,009)    (183,917)    (278,087)     (27,280)
                                     -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          810,700   (4,552,841)  61,931,292   60,084,840   (2,771,786)
                                     -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             3,141,497   (5,732,857)  84,584,504   84,704,027   (7,190,779)
Contract owners' equity at
   beginning of period                 9,163,669   14,896,526           --    7,325,441   14,516,220
                                     -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                            $12,305,166  $ 9,163,669  $84,584,504  $92,029,468  $ 7,325,441
                                     ===========  ===========  ===========  ===========  ===========

                                         2009        2008          2009         2009         2008
                                     -----------  -----------  -----------  -----------  -----------
Units, beginning of period               711,330    1,038,263           --      700,153       889,968
Units issued                             362,599      252,603    6,465,964    6,603,930       242,318
Units redeemed                           306,216      579,536      888,121    1,161,772       432,133
                                     -----------  -----------  -----------  -----------  -----------
Units, end of period                     767,713      711,330    5,577,843    6,142,311       700,153
                                     ===========  ===========  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                              Total
                                                           Bond Market
                                       Total Bond Market     Trust A
                                       Trust A Series II    Series NAV     Total Return Series I
                                     --------------------  -----------  --------------------------
                                        2009       2008        2009         2009          2008
                                     ---------  ---------- -----------  ------------  ------------
Income:
   Dividend distributions received   $  21,156  $  12,126  $   768,485  $  9,635,456  $ 12,093,046
Expenses:
   Mortality and expense risk and
      administrative charges           (13,519)    (8,406)     (75,565)   (3,670,399)   (3,912,085)
                                     ---------  ---------  -----------  ------------  ------------
Net investment income (loss)             7,637      3,720      692,920     5,965,057     8,180,961
                                     ---------  ---------  -----------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                           8,148      1,571           --    11,167,421     2,826,370
   Net realized gain (loss)             31,754      2,127        2,742      (496,060)   (2,146,233)
                                     ---------  ---------  -----------  ------------  ------------
Realized gains (losses)                 39,902      3,698        2,742    10,671,361       680,137
                                     ---------  ---------  -----------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period    (25,697)    22,682     (487,875)   10,313,046    (6,297,224)
                                     ---------  ---------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       21,842     30,100      207,787    26,949,464     2,563,874
                                     ---------  ---------  -----------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                    65,100      3,000   23,979,514     1,739,650       973,709
   Transfers between sub-accounts
      and the company                    9,854    475,928    7,234,238    20,143,471    30,349,955
   Withdrawals                        (127,575)   (60,359)       1,160   (35,555,312)  (50,763,204)
   Annual contract fee                  (6,120)    (2,132)    (767,672)     (672,752)     (563,609)
                                     ---------  ---------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        (58,741)   416,437   30,447,240   (14,344,943)  (20,003,149)
                                     ---------  ---------  -----------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             (36,899)   446,537   30,655,027    12,604,521   (17,439,275)
Contract owners' equity at
   beginning of period                 905,694    459,157           --   237,527,484   254,966,759
                                     ---------  ---------  -----------  ------------  ------------
Contract owners' equity at end of
   period                            $ 868,795  $ 905,694  $30,655,027  $250,132,005  $237,527,484
                                     =========  =========  ===========  ============  ============

                                        2009       2008        2009         2009          2008
                                     ---------  ---------  -----------  ------------  ------------
Units, beginning of period              67,335     35,455           --    13,162,475    14,285,278
Units issued                           112,789     87,435    2,367,658     2,437,991     3,557,856
Units redeemed                         115,884     55,555        6,871     3,137,378     4,680,659
                                     ---------  ---------  -----------  ------------  ------------
Units, end of period                    64,240     67,335    2,360,787    12,463,088    13,162,475
                                     =========  =========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     Total Stock Market         Total Stock Market
                                       Total Return Series II          Index Series I            Index Series II
                                     --------------------------  -------------------------  -------------------------
                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Income:
   Dividend distributions received   $ 10,760,521  $ 11,005,087  $   184,927  $    266,790  $   502,747  $    689,108
Expenses:
   Mortality and expense risk and
      administrative charges           (4,368,230)   (3,751,589)    (176,225)     (279,810)    (559,246)     (834,847)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net investment income (loss)            6,392,291     7,253,498        8,702       (13,020)     (56,499)     (145,739)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                         12,342,008     2,453,389           --        35,152           --       101,346
   Net realized gain (loss)              (381,763)     (987,730)    (464,353)      745,590   (3,658,966)   (1,491,200)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Realized gains (losses)                11,960,245     1,465,659     (464,353)      780,742   (3,658,966)   (1,389,854)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    11,727,453    (7,050,715)   3,246,122    (8,805,726)  12,225,649   (22,497,509)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      30,079,989     1,668,442    2,790,471    (8,038,004)   8,510,184   (24,033,102)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                   11,328,858    13,075,925       38,523        53,841      234,528       457,608
   Transfers between sub-accounts
      and the company                  59,477,039    46,773,698      (25,597)   (2,440,385)    (897,191)   (6,079,674)
   Withdrawals                        (27,501,051)  (32,179,500)    (904,661)   (2,979,062)  (2,032,156)   (5,796,889)
   Annual contract fee                   (816,124)     (663,721)     (33,607)      (38,643)    (232,706)     (266,347)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                        42,488,722    27,006,402     (925,342)   (5,404,249)  (2,927,525)  (11,685,302)
                                     ------------  ------------  -----------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             72,568,711    28,674,844    1,865,129   (13,442,253)   5,582,659   (35,718,404)
Contract owners' equity at
   beginning of period                233,586,950   204,912,106   11,554,747    24,997,000   36,103,662    71,822,066
                                     ------------  ------------  -----------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $306,155,661  $233,586,950  $13,419,876  $ 11,554,747  $41,686,321  $ 36,103,662
                                     ============  ============  ===========  ============  ===========  ============

                                         2009          2008          2009         2008          2009         2008
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, beginning of period             15,079,563    13,299,866    1,405,412     1,875,342    3,347,656     4,118,314
Units issued                            6,760,437     7,508,339       96,302       104,966      307,734       156,482
Units redeemed                          4,064,213     5,728,642      213,208       574,896      599,732       927,140
                                     ------------  ------------  -----------  ------------  -----------  ------------
Units, end of period                   17,775,787    15,079,563    1,288,506     1,405,412    3,055,658     3,347,656
                                     ============  ============  ===========  ============  ===========  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                     U.S. Government Securities  U.S. Government Securities
                                              Series I                    Series II
                                     --------------------------  --------------------------
                                         2009          2008          2009          2008
                                     ------------  ------------  ------------  ------------
Income:
   Dividend distributions received   $  2,986,794  $  4,179,044  $  2,453,158  $  2,912,003
Expenses:
   Mortality and expense risk and
      administrative charges           (1,528,685)   (1,697,467)   (1,355,560)   (1,192,082)
                                     ------------  ------------  ------------  ------------
Net investment income (loss)            1,458,109     2,481,577     1,097,598     1,719,921
                                     ------------  ------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                          2,654,323            --     2,148,409            --
   Net realized gain (loss)            (2,850,217)   (5,079,312)   (1,790,507)   (3,174,308)
                                     ------------  ------------  ------------  ------------
Realized gains (losses)                  (195,894)   (5,079,312)      357,902    (3,174,308)
                                     ------------  ------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period     5,414,438    (1,017,887)    3,852,348      (944,712)
                                     ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations       6,676,653    (3,615,622)    5,307,848    (2,399,099)
                                     ------------  ------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                      817,587       418,220     3,655,380     4,880,999
   Transfers between sub-accounts
      and the company                     168,827     8,214,434     7,291,212    20,479,755
   Withdrawals                        (16,828,941)  (20,429,361)  (10,149,918)  (11,948,389)
   Annual contract fee                   (194,053)     (187,741)     (209,895)     (180,821)
                                     ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (16,036,580)  (11,984,448)      586,779    13,231,544
                                     ------------  ------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity             (9,359,927)  (15,600,070)    5,894,627    10,832,445
Contract owners' equity at
   beginning of period                105,227,595   120,827,665    81,096,626    70,264,181
                                     ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                            $ 95,867,668  $105,227,595  $ 86,991,253  $ 81,096,626
                                     ============  ============  ============  ============

                                         2009          2008          2009          2008
                                     ------------  ------------  ------------  ------------
Units, beginning of period              5,539,269     6,153,456     6,098,393     5,107,643
Units issued                            1,020,113     2,307,132     2,808,451     5,007,103
Units redeemed                          1,833,425     2,921,319     2,752,727     4,016,353
                                     ------------  ------------  ------------  ------------
Units, end of period                    4,725,957     5,539,269     6,154,117     6,098,393
                                     ============  ============  ============  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         U.S. High Yield         U.S. Large Cap Value           U.S. Large Cap
                                            Series II                  Series I                 Value Series II
                                     ----------------------  ---------------------------  --------------------------
                                        2009        2008         2009           2008          2009          2008
                                     ----------  ----------  ------------  -------------  ------------  ------------
Income:
   Dividend distributions received   $  531,586  $  118,054  $    515,917  $   3,164,296  $    228,301  $  1,224,628
Expenses:
   Mortality and expense risk and
      administrative charges            (84,810)    (28,939)     (409,529)    (2,204,275)     (198,319)     (955,329)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net investment income (loss)            446,776      89,115       106,388        960,021        29,982       269,299
                                     ----------  ----------  ------------  -------------  ------------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                               --          --            --             --            --            --
   Net realized gain (loss)             385,585    (161,357)  (38,210,575)     4,074,197   (17,975,247)    1,476,135
                                     ----------  ----------  ------------  -------------  ------------  ------------
Realized gains (losses)                 385,585    (161,357)  (38,210,575)     4,074,197   (17,975,247)    1,476,135
                                     ----------  ----------  ------------  -------------  ------------  ------------
Unrealized appreciation
   (depreciation) during the period   1,088,645    (312,935)   36,276,645    (74,929,813)   17,223,601   (30,150,756)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations     1,921,006    (385,177)   (1,827,542)   (69,895,595)     (721,664)  (28,405,322)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Changes from principal
   transactions:
   Purchase payments                     51,338      16,442        89,202        510,195       272,291     1,501,545
   Transfers between sub-accounts
      and the company                 3,170,037     711,788   (87,296,373)   (15,557,150)  (39,932,072)   (4,434,714)
   Withdrawals                         (774,017)   (407,730)   (4,140,678)   (25,126,076)     (773,705)   (5,806,869)
   Annual contract fee                  (22,399)     (4,104)     (108,840)      (380,062)      (62,179)     (229,243)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       2,424,959     316,396   (91,456,689)   (40,553,093)  (40,495,665)   (8,969,281)
                                     ----------  ----------  ------------  -------------  ------------  ------------
Total increase (decrease) in
   contract owners' equity            4,345,965     (68,781)  (93,284,231)  (110,448,688)  (41,217,329)  (37,374,603)
Contract owners' equity at
   beginning of period                2,054,777   2,123,558    93,284,231    203,732,919    41,217,329    78,591,932
                                     ----------  ----------  ------------  -------------  ------------  ------------
Contract owners' equity at end of
   period                            $6,400,742  $2,054,777  $         --  $  93,284,231  $         --  $ 41,217,329
                                     ==========  ==========  ============  =============  ============  ============

                                        2009        2008         2009           2008          2009          2008
                                     ----------  ----------  ------------  -------------  ------------  ------------
Units, beginning of period              188,712     151,673    10,546,256     13,857,607     4,425,095     5,042,326
Units issued                            552,301     198,709       150,017        451,782       174,374       523,692
Units redeemed                          333,155     161,670    10,696,273      3,763,133     4,599,469     1,140,923
                                     ----------  ----------  ------------  -------------  ------------  ------------
Units, end of period                    407,858     188,712            --     10,546,256            --     4,425,095
                                     ==========  ==========  ============  =============  ============  ============

See accompanying notes.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        UBS Large Cap Series I     UBS Large Cap Series II      Utilities Series I
                                     ---------------------------  ------------------------  -------------------------
                                         2009           2008          2009         2008         2009         2008
                                     ------------  -------------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received   $  2,212,728  $   2,384,036  $   138,398  $   144,401  $ 1,033,085  $    983,574
Expenses:
   Mortality and expense risk and
      administrative charges           (1,657,962)    (2,638,120)    (128,612)    (215,159)    (338,017)     (623,317)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net investment income (loss)              554,766       (254,084)       9,786      (70,758)     695,068       360,257
                                     ------------  -------------  -----------  -----------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                 --             --           --           --           --     1,657,061
   Net realized gain (loss)           (16,614,768)   (13,854,748)  (1,787,570)  (1,703,120)  (4,922,815)   (3,569,502)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Realized gains (losses)               (16,614,768)   (13,854,748)  (1,787,570)  (1,703,120)  (4,922,815)   (1,912,441)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period    45,752,680    (72,608,701)   3,769,832   (4,529,574)  10,299,864   (16,819,060)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      29,692,678    (86,717,533)   1,992,048   (6,303,452)   6,072,117   (18,371,244)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      400,653        820,594       46,477       98,067      133,313       206,041
   Transfers between sub-accounts
      and the company                  (7,108,282)   (13,345,993)    (754,935)  (1,524,881)  (1,489,128)  (10,663,123)
   Withdrawals                        (11,354,931)   (27,519,689)    (481,465)  (1,850,950)  (2,177,324)   (6,969,825)
   Annual contract fee                   (237,372)      (284,089)     (43,893)     (52,326)     (85,207)     (110,159)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (18,299,932)   (40,329,177)  (1,233,816)  (3,330,090)  (3,618,346)  (17,537,066)
                                     ------------  -------------  -----------  -----------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             11,392,746   (127,046,710)     758,232   (9,633,542)   2,453,771   (35,908,310)
Contract owners' equity at
   beginning of period                117,779,033    244,825,743    8,533,061   18,166,603   22,338,646    58,246,956
                                     ------------  -------------  -----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                            $129,171,779  $ 117,779,033  $ 9,291,293  $ 8,533,061  $24,792,417  $ 22,338,646
                                     ============  =============  ===========  ===========  ===========  ============

                                         2009           2008          2009         2008         2009         2008
                                     ------------  -------------  -----------  -----------  -----------  ------------
Units, beginning of period             12,717,322     15,761,365      932,080    1,178,361    1,674,898     2,640,125
Units issued                              106,555        247,177       94,205      152,346      179,703       436,923
Units redeemed                          2,010,329      3,291,220      236,581      398,627      444,552     1,402,150
                                     ------------  -------------  -----------  -----------  -----------  ------------
Units, end of period                   10,813,548     12,717,322      789,704      932,080    1,410,049     1,674,898
                                     ============  =============  ===========  ===========  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Utilities Series II           Value Series I             Value Series II
                                     -------------------------  --------------------------  -------------------------
                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received   $ 1,144,988  $  1,030,704  $  1,097,906  $  1,110,707  $   281,656  $    291,631
Expenses:
   Mortality and expense risk and
      administrative charges            (406,836)     (771,678)   (1,107,624)   (1,662,275)    (397,487)     (589,148)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net investment income (loss)             738,152       259,026        (9,718)     (551,568)    (115,831)     (297,517)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                                --     1,975,021            --     3,550,157           --     1,159,765
   Net realized gain (loss)           (5,794,512)   (3,908,320)  (15,113,884)   (9,818,603)  (9,206,474)   (7,562,828)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Realized gains (losses)               (5,794,512)   (1,933,299)  (15,113,884)   (6,268,446)  (9,206,474)   (6,403,063)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Unrealized appreciation
   (depreciation) during the period   11,681,291   (19,609,487)   43,438,869   (47,343,622)  17,427,093   (11,783,977)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations      6,624,931   (21,283,760)   28,315,267   (54,163,636)   8,104,788   (18,484,557)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Changes from principal
   transactions:
   Purchase payments                      87,905       765,892     9,048,320     1,301,842      442,263     1,761,653
   Transfers between sub-accounts
      and the company                 (1,686,320)  (11,591,444)    2,292,113   (14,264,449)  (1,231,109)   (5,832,708)
   Withdrawals                        (2,139,475)   (7,496,106)   (8,115,551)  (18,998,849)  (2,317,353)   (4,015,260)
   Annual contract fee                  (114,273)     (152,604)     (471,403)     (263,561)     (97,881)     (113,311)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (3,852,163)  (18,474,262)    2,753,479   (32,225,017)  (3,204,080)   (8,199,626)
                                     -----------  ------------  ------------  ------------  -----------  ------------
Total increase (decrease) in
   contract owners' equity             2,772,768   (39,758,022)   31,068,746   (86,388,653)   4,900,708   (26,684,183)
Contract owners' equity at
   beginning of period                25,714,181    65,472,203    67,974,241   154,362,894   24,020,835    50,705,018
                                     -----------  ------------  ------------  ------------  -----------  ------------
Contract owners' equity at end of
   period                            $28,486,949  $ 25,714,181  $ 99,042,987  $ 67,974,241  $28,921,543  $ 24,020,835
                                     ===========  ============  ============  ============  ===========  ============

                                         2009         2008          2009          2008          2009         2008
                                     -----------  ------------  ------------  ------------  -----------  ------------

Units, beginning of period             1,289,627     1,983,965     4,527,802     5,823,831    2,059,738     2,511,265
Units issued                             135,339       615,003     2,586,942       513,831      469,607       602,876
Units redeemed                           338,089     1,309,341     1,333,909     1,809,860      731,782     1,054,403
                                     -----------  ------------  ------------  ------------  -----------  ------------
Units, end of period                   1,086,877     1,289,627     5,780,835     4,527,802    1,797,563     2,059,738
                                     ===========  ============  ============  ============  ===========  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                        Wellington                                   Wellington
                                         Small Cap        Wellington Small Cap        Small Cap
                                      Growth Series I       Growth Series II       Value Series I
                                     ----------------  -------------------------  ----------------
                                      2009      2008       2009         2008        2009     2008
                                     -------  -------  -----------  ------------  --------  ------
Income:
   Dividend distributions received   $    --  $    --  $        --  $         --  $  1,107  $   85
Expenses:
   Mortality and expense risk and
      administrative charges            (318)     (71)    (395,406)     (486,459)   (1,092)    (17)
                                     -------  -------  -----------  ------------  --------  ------
Net investment income (loss)            (318)     (71)    (395,406)     (486,459)       15      68
                                     -------  -------  -----------  ------------  --------  ------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                            --       --           --       380,489        --      --
   Net realized gain (loss)               (2)     (18)  (6,712,524)   (5,540,209)      (12)     (5)
                                     -------  -------  -----------  ------------  --------  ------
Realized gains (losses)                   (2)     (18)  (6,712,524)   (5,159,720)      (12)     (5)
                                     -------  -------  -----------  ------------  --------  ------
Unrealized appreciation
   (depreciation) during the period   11,982   (5,358)  14,336,850    (9,954,748)   51,288    (545)
                                     -------  -------  -----------  ------------  --------  ------
Net increase (decrease) in contract
   owners' equity from operations     11,662   (5,447)   7,228,920   (15,600,927)   51,291    (482)
                                     -------  -------  -----------  ------------  --------  ------
Changes from principal
   transactions:
   Purchase payments                  56,556       --      663,794     2,485,711   155,599      --
   Transfers between sub-accounts
      and the company                  7,615   22,673     (239,546)    4,168,394    30,708   8,522
   Withdrawals                        (5,281)      --   (2,032,028)   (3,424,273)     (217)     --
   Annual contract fee                (1,679)      --      (86,830)      (83,040)   (4,476)     --
                                     -------  -------  -----------  ------------  --------  ------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       57,211   22,673   (1,694,610)    3,146,792   181,614   8,522
                                     -------  -------  -----------  ------------  --------  ------
Total increase (decrease) in
   contract owners' equity            68,873   17,226    5,534,310   (12,454,135)  232,905   8,040
Contract owners' equity at
   beginning of period                17,226       --   25,136,541    37,590,676     8,040      --
                                     -------  -------  -----------  ------------  --------  ------
Contract owners' equity at end of
   period                            $86,099  $17,226  $30,670,851  $ 25,136,541  $240,945  $8,040
                                     =======  =======  ===========  ============  ========  ======

                                       2009      2008       2009          2008       2009     2008
                                     -------  -------  -----------  ------------  --------  ------
Units, beginning of period             2,080       --    2,215,159     1,950,372       823      --
Units issued                           6,331    2,080      700,447     1,237,061    18,951     998
Units redeemed                           623       --      863,247       972,274       408     175
                                     -------  -------  -----------  ------------  --------  ------
Units, end of period                   7,788    2,080    2,052,359     2,215,159    19,366     823
                                     =======  =======  ===========  ============  ========  ======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Wellington Small             Wells Capital
                                         Cap Value Series II        Core Bond Series II
                                     --------------------------  ------------------------
                                         2009          2008          2009         2008
                                     ------------  ------------  -----------  -----------
Income:
   Dividend distributions received   $    138,429  $    569,551  $   252,562  $   374,313
Expenses:
   Mortality and expense risk and
      administrative charges             (533,619)     (880,494)    (186,604)     (75,003)
                                     ------------  ------------  -----------  -----------
Net investment income (loss)             (395,190)     (310,943)      65,958      299,310
                                     ------------  ------------  -----------  -----------
Realized gains (losses) on
      investments:
   Capital gain distributions
      received                                 --       187,768           --           --
   Net realized gain (loss)           (16,800,952)  (10,908,943)     199,807      (70,896)
                                     ------------  ------------  -----------  -----------
Realized gains (losses)               (16,800,952)  (10,721,175)     199,807      (70,896)
                                     ------------  ------------  -----------  -----------
Unrealized appreciation
   (depreciation) during the period    23,349,738    (7,648,306)     660,934      (97,766)
                                     ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations       6,153,596   (18,680,424)     926,699      130,648
                                     ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                      757,504     1,410,380       77,238       27,627
   Transfers between sub-accounts
   and the company                    (11,669,901)    5,874,535    3,253,899    6,250,305
   Withdrawals                         (2,986,852)   (8,476,201)  (1,151,158)  (1,559,979)
   Annual contract fee                   (119,253)     (141,261)     (40,004)     (12,822)
                                     ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                       (14,018,502)   (1,332,547)   2,139,975    4,705,131
                                     ------------  ------------  -----------  -----------
Total increase (decrease) in
   contract owners' equity             (7,864,906)  (20,012,971)   3,066,674    4,835,779
Contract owners' equity at
   beginning of period                 45,278,526    65,291,497    8,459,957    3,624,178
                                     ------------  ------------  -----------  -----------
Contract owners' equity at
   end of period                     $ 37,413,620  $ 45,278,526  $11,526,631  $ 8,459,957
                                     ============  ============  ===========  ===========

                                         2009          2008          2009         2008
                                     ------------  ------------  -----------  -----------
Units, beginning of period              3,963,530     4,135,953      628,118      272,577
Units issued                            1,100,449     1,794,031      993,038      907,337
Units redeemed                          2,453,264     1,966,454      829,030      551,796
                                     ------------  ------------  -----------  -----------
Units, end of period                    2,610,715     3,963,530      792,126      628,118
                                     ============  ============  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 151 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 5 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, Wealthmark ML3 and AnnuityNote. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer four classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2009

1. ORGANIZATION (CONTINUED)

Sub-accounts closed or opened in 2009 are as follows:

        SUB-ACCOUNTS CLOSED                     2009
------------------------------------------   ----------
American Century - Small Company Series II     5/1/2009
Income & Value Series I                        5/1/2009
Income & Value Series II                       5/1/2009
LMFC Core Equity Series I                      5/1/2009
LMFC Core Equity Series II                     5/1/2009
Mid Cap Value Series I                         5/1/2009
Mid Cap Value Series II                        5/1/2009
PIM Classic Value Series II                    5/1/2009
U.S. Large Cap Value Series I                  5/1/2009
U.S. Large Cap Value Series II                 5/1/2009
Emerging Small Company Series I              11/16/2009
Emerging Small Company Series II             11/16/2009
Global Allocation Series I                   11/16/2009
Global Allocation Series II                  11/16/2009
International Small Cap Series I             11/16/2009
International Small Cap Series II            11/16/2009
Mid Cap Intersection Series I                11/16/2009
Mid Cap Intersection Series II               11/16/2009
Scudder Fixed Income -- B                    11/16/2009

      SUB-ACCOUNTS OPENED                        2009
------------------------------------------   ----------
500 Index Series NAV                           5/1/2009
American Asset Allocation Series I             5/1/2009
American Growth-Income Series I                5/1/2009
Balanced Series I                              5/1/2009
Core Allocation Series I                       5/1/2009
Core Allocation Series II                      5/1/2009
Core Balanced Series I                         5/1/2009
Core Balanced Series II                        5/1/2009
Core Balanced Strategy Series NAV              5/1/2009
Core Disciplined Diversification Series II     5/1/2009
Core Fundamental Holdings Series II            5/1/2009
Core Fundamental Holdings Series III           5/1/2009
Core Global Diversification Series II          5/1/2009
Core Global Diversification Series III         5/1/2009
Core Strategy Series NAV                       5/1/2009
T Rowe Price Mid Value Series I                5/1/2009
Total Bond Market Trust A Series NAV           5/1/2009
International Small Company Series I         11/16/2009
International Small Company Series II        11/16/2009
Smaller Company Growth Series I              11/16/2009
Smaller Company Growth Series II             11/16/2009

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 0.35% to 2.05%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2009.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                               DECEMBER 31, 2009

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS 157, "Fair Value Measurements", which was adopted effective January 1, 2008, is now incorporated into ASC 820, "Fair Value Measurement and Disclosure" ("ASC 820"). ASC 820 provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a portfolio of the Trust and the Outside Trusts are valued at Level 1.

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2009 were as follows:

Sub-account                                         Purchases        Sales
-----------------------------------------------   --------------  ------------
500 Index Fund B Series NAV                       $    3,386,651  $   6,719,191
500 Index Series I                                     5,839,927     16,978,284
500 Index Series II                                    5,481,492      8,197,656
500 Index Series NAV                                  45,171,195      1,197,460
Active Bond Series I                                   8,613,792     16,525,648
Active Bond Series II                                 48,324,223     47,568,315
All Cap Core Series I                                  1,633,248      9,850,403
All Cap Core Series II                                   351,458      1,405,510
All Cap Growth Series I                                2,459,266     16,384,101
All Cap Growth Series II                                 813,068      1,882,139
All Cap Value Series I                                 3,005,152      7,243,895
All Cap Value Series II                                2,432,441      5,677,613
American Asset Allocation Series I                   160,478,751     21,742,524
American Asset Allocation Series II                  374,137,875     75,872,334
American Asset Allocation Series III                  90,545,204      3,049,542
American Blue-Chip Income & Growth Series II          10,248,370     14,336,685
American Blue-Chip Income & Growth Series III         77,697,529      5,036,335
American Bond Series II                              141,171,979     92,431,821
American Bond Series III                             113,152,988        920,510
American Century - Small Company Series II                22,953      1,971,865
American Fundamental Holdings Series II              296,856,596     45,282,647
American Fundamental Holdings Series III              34,039,146        979,335
American Global Diversification Series II            148,751,345     52,223,322
American Global Growth Series II                      30,377,167     32,345,146
American Global Growth Series III                      1,757,324         97,541
American Global Small Capitalization Series II        27,304,400     21,141,533
American Global Small Capitalization Series III       21,683,528      4,315,779
American Growth Series II                            183,920,357    178,238,992
American Growth Series III                            45,498,732      2,368,704
American Growth-Income Series I                      169,503,593     37,324,563
American Growth-Income Series II                     121,632,192    165,073,191
American Growth-Income Series III                     48,445,887      2,533,566
American High-Income Bond Series II                   25,437,778     15,214,754
American High-Income Bond Series III                  17,065,090        116,880
American International Series II                     166,148,371    137,904,712
American International Series III                      9,789,135         81,516
American New World Series II                          31,056,008     16,593,343
American New World Series III                          1,150,820         30,960
Balanced Series I                                        111,043          6,542
Basic Value Focus                                        222,380      2,072,811
Blue Chip Growth Series I                              8,139,191     51,459,245
Blue Chip Growth Series II                            13,028,910     23,375,975
Capital Appreciation Series I                          4,605,850     21,871,326
Capital Appreciation Series II                         8,621,467     10,448,602
Capital Appreciation Value Series II                 149,433,297     30,574,812
CGTC Overseas Equity Series II                           663,539      1,221,902
Core Allocation Plus Series I                         13,403,891        560,586
Core Allocation Plus Series II                        88,629,531      9,958,178
Core Allocation Series I                               3,546,994         81,962

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                         Purchases         Sales
-----------------------------------------------   --------------   ------------
Core Allocation Series II                         $   30,814,783   $  4,090,569
Core Balanced Series I                                 4,883,922         54,666
Core Balanced Series II                               44,476,913      3,189,633
Core Balanced Strategy Series NAV                      2,875,832        120,732
Core Disciplined Diversification Series II            57,466,907      3,599,428
Core Fundamental Holdings Series II                   95,702,347      3,206,755
Core Fundamental Holdings Series III                   9,349,181        430,206
Core Global Diversification Series II                117,668,168      6,533,546
Core Global Diversification Series III                 6,153,347        144,645
Core Strategy Series II                              179,005,678     44,602,772
Core Strategy Series NAV                               6,050,267        386,059
Disciplined Diversification Series II                116,145,510     27,034,501
DWS Equity 500 Index                                     768,091      3,007,922
Emerging Small Company Series I                        2,371,612     44,013,650
Emerging Small Company Series II                       3,291,403     26,209,396
Equity-Income Series I                                14,814,352     56,919,992
Equity-Income Series II                               22,326,199     27,824,160
Financial Services Series I                            4,675,238      6,509,684
Financial Services Series II                           7,111,501      9,673,011
Founding Allocation Series I                          24,497,618      1,431,023
Founding Allocation Series II                         75,474,124    115,303,743
Fundamental Value Series I                            11,540,375     68,638,209
Fundamental Value Series II                           27,266,011     47,868,457
Global Allocation Series I                             1,732,925     34,832,663
Global Allocation Series II                            7,367,308    160,850,678
Global Bond Series I                                  33,645,591     25,786,592
Global Bond Series II                                 74,364,440     35,316,609
Global Trust Series I                                 32,414,172     21,184,328
Global Trust Series II                                 1,779,710      4,873,744
Health Sciences Series I                               6,166,655     12,242,732
Health Sciences Series II                             11,431,102     16,062,564
High Income Series II                                 27,338,213     13,647,190
High Yield Series I                                   38,000,529     34,968,796
High Yield Series II                                  76,748,527     56,843,296
Income & Value Series I                                1,214,453    143,297,662
Income & Value Series II                                 629,799     42,282,194
International Core Series I                            4,507,315      8,403,417
International Core Series II                           4,778,747      5,652,216
International Equity Index A Series I                  3,883,506      4,443,294
International Equity Index A Series II                 4,762,840      4,329,125
International Equity Index Series NAV                  1,583,540      4,005,686
International Small Cap Series I                      16,544,417     62,980,198
International Small Cap Series II                     14,490,317     41,112,276
International Small Company Series I                  53,307,340      3,749,601
International Small Company Series II                 33,455,239      4,106,774
International Value Series I                          13,017,627     32,239,123
International Value Series II                         15,130,909     22,777,554
Investment Quality Bond Series I                      72,896,602     27,892,304
Investment Quality Bond Series II                     59,821,128     21,735,423
Large Cap Value Series I                               2,608,228      6,924,604
Large Cap Value Series II                              3,098,728      4,493,105

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases         Sales
-----------------------------------------------   --------------   ------------
Lifestyle Aggressive Series I                     $    9,533,078   $ 16,875,440
Lifestyle Aggressive Series II                        16,637,697     23,494,635
Lifestyle Balanced Series I                          186,232,857    132,608,621
Lifestyle Balanced Series II                       1,419,659,824    381,899,218
Lifestyle Conservative Series I                      108,997,921     70,071,448
Lifestyle Conservative Series II                     907,311,385    251,360,327
Lifestyle Growth Series I                            121,618,729    114,430,099
Lifestyle Growth Series II                         1,091,657,213    580,019,650
Lifestyle Moderate Series I                           79,199,268     63,603,805
Lifestyle Moderate Series II                         676,307,933    152,155,037
LMFC Core Equity Series I                                 44,187        121,593
LMFC Core Equity Series II                             1,357,657     17,041,076
Marisco International Opportunities Series II         13,105,442     16,030,628
Mid Cap Index Series I                                 5,446,042     10,100,869
Mid Cap Index Series II                               11,602,722     15,093,573
Mid Cap Intersection Series I                             40,253         49,020
Mid Cap Intersection Series II                         3,141,267      6,386,145
Mid Cap Stock Series I                                14,271,547     35,828,491
Mid Cap Stock Series II                               15,916,621     27,155,708
Mid Cap Value Series I                                 1,987,240     71,177,165
Mid Cap Value Series II                                1,366,413     72,604,392
ML Global Allocation                                      22,011        155,559
Money Market Series I                                130,858,172    255,569,418
Money Market Series II                               618,149,425    867,648,141
Money Market Trust B Series NAV                       13,851,085     19,398,237
Mutual Shares Series I                                85,173,089      3,092,040
Natural Resources Series II                           99,991,691     47,758,049
Optimized All Cap Series II                            1,329,258      9,392,477
Optimized Value Series II                                550,083      1,919,833
Pacific Rim Series I                                   4,496,435      7,342,791
Pacific Rim Series II                                  9,451,897      7,926,919
PIM Classic Value Series II                            1,830,279     10,795,127
PIMCO All Asset                                        7,236,657      6,062,957
Real Estate Securities Series I                        7,230,566     14,963,699
Real Estate Securities Series II                      13,407,954     18,175,072
Real Return Bond Series II                            35,153,397     29,890,637
Science & Technology Series I                          9,831,526     24,478,529
Science & Technology Series II                        19,864,244     14,579,585
Scudder Fixed Income -- B                              4,603,516     33,385,385
Small Cap Index Series I                               1,730,018      4,169,365
Small Cap Index Series II                              4,666,283      8,233,438
Small Cap Opportunities Series I                       2,220,220      7,328,502
Small Cap Opportunities Series II                      4,700,073      7,019,902
Small Cap Value Focus                                     66,962      1,313,577
Small Company Value Series I                          13,766,928     20,706,761
Small Company Value Series II                         15,933,401     16,449,227
Smaller Company Growth Series I                       36,536,911      1,016,643
Smaller Company Growth Series II                      21,259,777        706,764
Strategic Bond Series I                               15,150,870     16,545,903
Strategic Bond Series II                              24,897,294     16,311,059
Strategic Income Series II                             5,798,228      4,483,304

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases         Sales
-----------------------------------------------   --------------   ------------
T Rowe Price Mid Value Series I                   $   73,924,312   $ 12,420,394
T Rowe Price Mid Value Series II                      74,525,896     15,183,519
Total Bond Market Trust A Series II                    1,552,519      1,595,476
Total Bond Market Trust A Series NAV                  31,230,793         90,633
Total Return Series I                                 64,741,342     61,953,807
Total Return Series II                               127,745,804     66,522,782
Total Stock Market Index Series I                      1,057,246      1,973,885
Total Stock Market Index Series II                     3,842,914      6,826,939
U.S. Government Securities Series I                   24,399,987     36,324,136
U.S. Government Securities Series II                  42,049,798     38,217,012
U.S. High Yield Series II                              7,401,743      4,530,009
U.S. Large Cap Value Series I                          1,583,373     92,933,673
U.S. Large Cap Value Series II                         1,638,187     42,103,869
UBS Large Cap Series I                                 3,176,492     20,921,659
UBS Large Cap Series II                                1,069,896      2,293,926
Utilities Series I                                     3,685,610      6,608,886
Utilities Series II                                    3,981,263      7,095,272
Value Series I                                        24,256,778     21,513,019
Value Series II                                        6,511,711      9,831,622
Wellington Small Cap Growth Series I                      62,475          5,582
Wellington Small Cap Growth Series II                  8,583,207     10,673,222
Wellington Small Cap Value Series I                      187,733          6,106
Wellington Small Cap Value Series II                  12,681,277     27,094,969
Wells Capital Core Bond Series II                     13,780,434     11,574,501

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
500 Index Fund B Series NAV                2009   5,401  $ 9.45 to $9.29  $    50,844 2.05% to 1.40%   2.22%     24.59% to 23.79%
                                           2008   5,844    7.59 to 7.50        44,222  2.05 to 1.40    2.04     (38.07) to (38.47)
                                           2007   6,936   12.25 to 12.20       84,872  2.05 to 1.40    1.25      (2.01) to (2.43)
500 Index Series I                         2009   5,498   11.00 to 10.32       52,556  1.90 to 0.45    1.64       25.17 to 23.37
                                           2008   6,939    8.91 to 8.25        53,451  1.90 to 0.45    0.68     (37.49) to (38.39)
                                           2007   8,813   14.47 to 13.19      109,739  1.90 to 0.45    2.20        4.43 to 2.92
                                           2006  11,610   14.21 to 11.66      139,913  1.90 to 0.45    0.98       14.74 to 13.09
                                           2005  14,907   12.54 to 10.29      158,071  1.90 to 0.45    1.61        3.82 to 2.33
500 Index Series II                        2009   3,663   14.29 to 13.83       45,925  2.05 to 0.45    1.49       25.03 to 23.04
                                           2008   3,917   11.61 to 11.06       39,679  2.05 to 0.45    0.47     (37.68) to (38.68)
                                           2007   4,687   18.94 to 17.75       76,993  2.05 to 0.45    1.92        4.25 to 2.59
                                           2006   5,989   18.53 to 15.21       95,202  2.05 to 0.45    0.82       14.54 to 12.73
                                           2005   7,895   16.42 to 13.44      110,890  2.05 to 0.45    1.41        3.65 to 2.01
500 Index Series NAV                       2009   3,111   15.46 to 15.38       48,071  1.55 to 0.80    2.57       23.67 to 23.06
Active Bond Series I                       2009   4,629   15.08 to 14.09       66,650  1.90 to 0.45    7.05       24.24 to 22.46
                                           2008   5,542   12.14 to 11.51       64,896  1.90 to 0.45    5.10     (10.94) to (12.23)
                                           2007   7,222   13.63 to 13.11       95,921  1.90 to 0.45    8.52        3.58 to 2.08
                                           2006   8,812   13.16 to 12.85      114,129  1.90 to 0.45    2.87        3.95 to 2.46
                                           2005  11,076   12.66 to 12.54      139,269  1.90 to 0.45    0.00        1.29 to 0.31
Active Bond Series II                      2009  22,493   14.93 to 13.85      317,842  2.05 to 0.45    7.15       23.82 to 21.86
                                           2008  23,847   12.06 to 11.37      275,346  2.05 to 0.45    4.72     (11.05) to (12.47)
                                           2007  37,399   13.56 to 12.99      491,157  2.05 to 0.45    7.95        3.31 to 1.66
                                           2006  38,059   13.12 to 12.78      489,521  2.05 to 0.45    2.62        3.74 to 2.10
                                           2005  39,503   12.65 to 12.51      495,632  2.05 to 0.45    0.00        1.18 to 0.10
All Cap Core Series I                      2009   3,691   11.54 to 11.46       51,277  1.90 to 0.45    1.57       27.89 to 26.05
                                           2008   4,405    9.09 to 9.02        48,379  1.90 to 0.45    1.57     (39.90) to (40.77)
                                           2007   5,691   15.34 to 15.01      105,085  1.90 to 0.45    1.40        2.20 to 0.72
                                           2006   7,796   20.83 to 9.21       143,933  1.90 to 0.45    0.72       14.23 to 12.59
                                           2005  10,039   18.41 to 8.17       163,206  1.90 to 0.45    0.79        8.59 to 7.03
All Cap Core Series II                     2009     591   15.45 to 15.42        8,270  2.05 to 0.45    1.38       27.68 to 25.66
                                           2008     682   12.27 to 12.10        7,549  2.05 to 0.45    1.33     (40.02) to (40.98)
                                           2007     876   20.79 to 20.17       16,332  2.05 to 0.45    0.75        1.95 to 0.32
                                           2006     546   20.80 to 16.71       10,072  2.05 to 0.45    0.58       14.03 to 12.23
                                           2005     621   18.52 to 14.83       10,075  2.05 to 0.45    0.67        8.40 to 6.69
All Cap Growth Series I                    2009   5,759   12.31 to 9.52        75,666  1.90 to 0.45    0.69       20.55 to 18.81
                                           2008   6,912   10.21 to 8.01        76,574  1.90 to 0.45    0.29     (42.21) to (43.04)
                                           2007   8,855   17.67 to 14.07      171,682  1.90 to 0.45    0.04        11.55 to 9.94
                                           2006  11,560   20.21 to 8.59       205,159  1.90 to 0.45    0.00        6.10 to 4.57
                                           2005  14,210   19.23 to 8.20       240,460  1.90 to 0.45    0.00        8.50 to 6.95
All Cap Growth Series II                   2009   1,055   12.74 to 12.15       11,664  2.05 to 0.45    0.51       20.33 to 18.42
                                           2008   1,159   10.76 to 10.10       10,760  2.05 to 0.45    0.10     (42.32) to (43.24)
                                           2007   1,505   18.96 to 17.51       24,474  2.05 to 0.45    0.00        11.32 to 9.55
                                           2006   1,743   17.37 to 14.04       25,736  2.05 to 0.45    0.00        5.84 to 4.17
                                           2005   2,059   16.66 to 13.42       29,032  2.05 to 0.45    0.00        8.28 to 6.57

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
All Cap Value Series I                     2009   1,910  $16.49 to $14.65 $    28,466 1.90% to 0.45%   0.52%     26.04% to 24.23%
                                           2008   2,223   13.08 to 11.79       26,764  1.90 to 0.45    0.78     (29.10) to (30.13)
                                           2007   2,757   18.45 to 16.87       47,390  1.90 to 0.45    1.69        7.84 to 6.28
                                           2006   3,603   17.11 to 15.85       58,058  1.90 to 0.45    0.99       13.20 to 11.58
                                           2005   4,262   15.12 to 14.19       61,297  1.90 to 0.45    0.55        5.24 to 3.73
All Cap Value Series II                    2009   1,787   18.10 to 17.54       28,321  2.05 to 0.45    0.31       25.84 to 23.84
                                           2008   2,009   14.62 to 13.94       25,562  2.05 to 0.45    0.54     (29.19) to (30.32)
                                           2007   2,483   20.97 to 19.69       45,032  2.05 to 0.45    1.34        7.55 to 5.84
                                           2006   3,376   19.89 to 15.89       57,471  2.05 to 0.45    0.80       13.02 to 11.23
                                           2005   3,771   17.86 to 14.23       57,393  2.05 to 0.45    0.12        4.94 to 3.28
American Asset Allocation Series I         2009  15,781   10.82 to 10.41      166,221  1.90 to 0.45    1.86       20.87 to 19.71
American Asset Allocation Series II        2009 121,062   10.80 to 10.35    1,272,060  2.05 to 0.45    2.01       22.72 to 20.77
                                           2008  89,206    8.80 to 8.57       771,852  2.05 to 0.45    3.11     (30.15) to (31.26)
                                           2007  37,749   12.60 to 12.47      472,822  2.05 to 0.45    3.79       0.81 to (0.26)
American Asset Allocation Series III       2009  12,626   11.35 to 11.19      143,081  1.55 to 0.80    3.11       22.83 to 21.91
                                           2008   3,703    9.24 to 9.18        34,188  1.55 to 0.80    8.47     (26.08) to (26.57)
American Blue-Chip Income & Growth
Series II                                  2009   4,710   16.62 to 14.94       72,695  2.05 to 0.45    1.43       26.56 to 24.55
                                           2008   5,410   13.13 to 11.99       66,643  2.05 to 0.45    3.81     (37.05) to (38.05)
                                           2007   7,008   20.86 to 19.36      138,675  2.05 to 0.45    2.05       1.02 to (0.59)
                                           2006   8,938   20.65 to 19.48      177,061  2.05 to 0.45    0.43       16.27 to 14.43
                                           2005   9,653   17.76 to 17.02      166,288  2.05 to 0.45    0.04        6.19 to 4.51
American Blue-Chip Income & Growth
Series III                                 2009   9,830   10.78 to 10.63      105,779  1.55 to 0.80    2.96       26.77 to 25.82
                                           2008   1,817    8.50 to 8.45        15,441  1.55 to 0.80   10.53     (31.98) to (32.43)
American Bond Series II                    2009  53,291   13.52 to 12.60      686,248  2.05 to 0.45    2.60        11.42 to 9.65
                                           2008  50,088   12.14 to 11.49      585,290  2.05 to 0.45    9.01     (10.23) to (11.66)
                                           2007  66,523   13.52 to 13.01      875,494  2.05 to 0.45    4.45        2.30 to 0.66
                                           2006  36,600   13.22 to 12.92      475,934  2.05 to 0.45    0.00        6.01 to 4.33
                                           2005  10,103   12.47 to 12.38      125,328  2.05 to 0.45    0.00      (0.27) to (0.92)
American Bond Series III                   2009  10,976   12.49 to 12.32      136,901  1.55 to 0.80    4.89       11.67 to 10.83
                                           2008   1,708   11.19 to 11.11       19,101  1.55 to 0.80   18.03     (10.49) to (11.08)
American Century Small Company
Series II                                  2009       0    9.01 to 8.32             0  2.05 to 0.45    0.30        2.43 to 1.89
                                           2008     231    8.80 to 8.17         1,934  2.05 to 0.45    0.00     (43.56) to (44.46)
                                           2007     286   15.59 to 14.70        4,287  2.05 to 0.45    0.00      (7.14) to (8.62)
                                           2006     488   16.79 to 16.09        7,959  2.05 to 0.45    0.00        4.94 to 3.28
                                           2005   1,645   16.00 to 15.58       25,860  2.05 to 0.45    0.00        5.52 to 3.85
American Fundamental Holdings Series II    2009  94,707   12.01 to 10.54    1,009,532  2.05 to 0.35    1.67       26.24 to 24.11
                                           2008  64,804    9.52 to 8.49       553,472  2.05 to 0.35    5.63     (23.87) to (32.37)
                                           2007   4,219   12.58 to 12.55       53,003  2.05 to 0.45    2.84        0.65 to 0.43
American Fundamental Holdings Series III   2009   4,976   11.48 to 11.32       57,028  1.55 to 0.80    2.67       26.26 to 25.32
                                           2008   1,576    9.09 to 9.03        14,319  1.55 to 0.80    9.38     (27.26) to (27.74)
American Global Diversification Series II  2009  74,544   12.54 to 10.69      806,356  2.05 to 0.35    1.81       35.81 to 33.53
                                           2008  62,576    9.23 to 8.01       504,068  2.05 to 0.35    4.62     (26.13) to (36.18)
                                           2007   8,251   12.58 to 12.55      103,611  2.05 to 0.45    2.96        0.61 to 0.39

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
American Global Growth Series II           2009  16,435  $11.44 to $10.96 $   182,646 2.05% to 0.45%   0.88%     40.78% to 38.55%
                                           2008  17,516    8.13 to 7.91       139,771  2.05 to 0.45    2.33     (38.96) to (39.93)
                                           2007  16,199   13.31 to 13.17      214,070  2.05 to 0.45    3.30        6.51 to 1.66
American Global Growth Series III          2009     197   11.80 to 11.63        2,315  1.55 to 0.80    2.27       41.09 to 40.03
                                           2008      32    8.36 to 8.30           270  1.55 to 0.80   11.31     (33.12) to (33.56)
American Global Small Capitalization
Series II                                  2009   7,183    9.98 to 9.56        69,662  2.05 to 0.45    0.00       59.72 to 57.18
                                           2008   7,111    6.25 to 6.09        43,637  2.05 to 0.45    1.24     (54.00) to (54.74)
                                           2007   6,051   13.59 to 13.44       81,611  2.05 to 0.45    2.66        8.71 to 7.55
American Global Small Capitalization
Series III                                 2009   2,977   10.33 to 10.18       30,698  1.55 to 0.80    0.05       59.88 to 58.68
                                           2008     777    6.46 to 6.42         5,017  1.55 to 0.80    7.92     (48.32) to (48.67)
American Growth Series II                  2009  64,066   18.31 to 16.46    1,013,458  2.05 to 0.45    0.08       38.05 to 35.86
                                           2008  74,067   13.27 to 12.12      860,203  2.05 to 0.45    1.68     (44.53) to (45.42)
                                           2007  71,979   23.91 to 22.20    1,544,152  2.05 to 0.45    0.97        11.23 to 9.45
                                           2006  65,701   21.50 to 12.85    1,324,518  2.05 to 0.45    0.17        9.15 to 2.77
                                           2005  53,643   19.70 to 18.88    1,024,545  2.05 to 0.45    0.00       15.07 to 13.25
American Growth Series III                 2009   5,975   10.34 to 10.19       61,649  1.55 to 0.80    0.90       38.21 to 37.18
                                           2008   1,283    7.48 to 7.43         9,589  1.55 to 0.80    8.43     (40.17) to (40.57)
American Growth-Income Series I            2009  10,752   16.87 to 15.32      169,407  1.90 to 0.45    1.10       27.18 to 25.96
American Growth-Income Series II           2009  55,869   16.86 to 15.16      820,869  2.05 to 0.45    1.06       30.08 to 28.01
                                           2008  63,942   12.96 to 11.84      734,827  2.05 to 0.45    1.90     (38.45) to (39.43)
                                           2007  66,656   21.06 to 19.55    1,269,653  2.05 to 0.45    2.82        4.00 to 2.35
                                           2006  57,500   20.25 to 13.50    1,094,820  2.05 to 0.45    0.92        14.10 to 8.01
                                           2005  45,371   17.74 to 17.01      780,505  2.05 to 0.45    0.35        4.81 to 3.16
American Growth-Income Series III          2009   6,436   10.84 to 10.69       69,674  1.55 to 0.80    2.16       30.22 to 29.24
                                           2008   1,445    8.33 to 8.27        12,028  1.55 to 0.80    8.98     (33.38) to (33.82)
American High-Income Bond Series II        2009   4,418   12.50 to 11.97       53,605  2.05 to 0.45    6.75       37.80 to 35.61
                                           2008   3,594    9.07 to 8.83        31,998  2.05 to 0.45    6.39     (24.73) to (25.93)
                                           2007   3,619   12.05 to 11.92       43,281  2.05 to 0.45   13.20      (3.62) to (4.65)
American High-Income Bond Series III       2009   1,265   13.45 to 13.26       16,993  1.55 to 0.80   26.39       38.08 to 37.05
                                           2008      11    9.74 to 9.68           103  1.55 to 0.80   37.68     (22.06) to (22.57)
American International Series II           2009  30,807   26.86 to 24.14      679,801  2.05 to 0.45    0.91       41.77 to 39.52
                                           2008  36,071   18.95 to 17.30      569,687  2.05 to 0.45    3.67     (42.73) to (43.64)
                                           2007  36,873   33.08 to 30.71    1,049,619  2.05 to 0.45    2.13       18.87 to 16.97
                                           2006  33,554   27.83 to 13.23      856,032  2.05 to 0.45    0.72        17.79 to 5.84
                                           2005  24,693   23.63 to 22.64      565,653  2.05 to 0.45    0.51       20.33 to 18.42
American International Series III          2009     900   11.51 to 11.35       10,332  1.55 to 0.80    4.68       42.00 to 40.94
                                           2008      34    8.10 to 8.05           279  1.55 to 0.80   10.20     (35.17) to (35.60)
American New World Series II               2009   5,874   12.70 to 12.17       72,479  2.05 to 0.45    1.19       48.15 to 45.80
                                           2008   4,594    8.58 to 8.35        38,682  2.05 to 0.45    2.18     (42.92) to (43.83)
                                           2007   5,282   15.02 to 14.86       78,752  2.05 to 0.45    4.11        20.18 to 3.01
American New World Series III              2009     132   11.63 to 11.47        1,529  1.55 to 0.80    2.57       48.36 to 47.25
                                           2008      15    7.84 to 7.79           115  1.55 to 0.80   12.33     (37.28) to (37.70)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Balanced Series I                          2009       7  $14.80 to $14.73 $       107 1.55% to 0.80%   2.26%     18.42% to 17.84%
Basic Value Focus                          2009     455   26.30 to 13.55        9,606  1.90 to 1.40    1.84       29.09 to 28.45
                                           2008     560   20.38 to 10.55        9,193  1.90 to 1.40    1.86     (37.72) to (38.03)
                                           2007     771   32.71 to 17.02       20,420  1.90 to 1.40    1.15       0.22 to (0.28)
                                           2006   1,058   32.64 to 16.86       28,247  1.90 to 1.40    1.32       19.98 to 19.38
                                           2005   1,355   27.21 to 14.11       30,549  1.90 to 0.45    1.13        1.36 to 0.85
Blue Chip Growth Series I                  2009  14,833   15.12 to 11.91      265,754  1.90 to 0.45    0.14       42.25 to 40.21
                                           2008  17,615   10.63 to 8.49       224,482  1.90 to 0.45    0.31     (42.79) to (43.62)
                                           2007  21,089   18.58 to 15.07      478,935  1.90 to 0.45    0.72       12.24 to 10.61
                                           2006  26,907   24.22 to 10.96      554,434  1.90 to 0.45    0.21        9.09 to 5.59
                                           2005  33,551   22.46 to 10.18      642,723  1.90 to 0.45    0.42        5.12 to 3.62
Blue Chip Growth Series II                 2009   8,551   15.00 to 14.84      113,765  2.05 to 0.45    0.09       41.92 to 39.67
                                           2008   9,393   10.74 to 10.46       89,182  2.05 to 0.45    0.14     (42.89) to (43.80)
                                           2007   9,256   19.11 to 18.31      155,552  2.05 to 0.45    0.39       12.00 to 10.22
                                           2006  10,160   17.40 to 13.18      154,585  2.05 to 0.45    0.03        8.82 to 5.44
                                           2005  11,287   16.23 to 13.41      159,767  2.05 to 0.45    0.00        4.89 to 3.23
Capital Appreciation Series I              2009  11,642   11.62 to 9.80       105,780  1.90 to 0.45    0.25       41.65 to 39.61
                                           2008  13,837    8.33 to 6.92        89,610  1.90 to 0.45    0.43     (37.50) to (38.41)
                                           2007  17,486   13.52 to 11.07      182,898  1.90 to 0.45    0.27        11.11 to 9.50
                                           2006  22,981   12.66 to 9.20       218,602  1.90 to 0.45    0.00        1.80 to 0.34
                                           2005   4,458   12.41 to 9.15        42,848  1.90 to 0.45    0.00       13.48 to 11.86
Capital Appreciation Series II             2009   4,634   16.49 to 15.15       62,886  2.05 to 0.45    0.05       41.41 to 39.16
                                           2008   4,711   11.85 to 10.71       45,780  2.05 to 0.45    0.22     (37.64) to (38.63)
                                           2007   5,414   19.31 to 17.18       85,349  2.05 to 0.45    0.08        10.86 to 9.09
                                           2006   6,969   17.77 to 12.63      100,281  2.05 to 0.45    0.00        1.61 to 0.00
                                           2005   3,050   17.75 to 13.37       43,563  2.05 to 0.45    0.00       13.19 to 11.40
Capital Appreciation Value Series II       2009  27,231   11.78 to 11.49      315,680  2.05 to 0.45    2.10       29.25 to 27.20
                                           2008  14,299    9.12 to 9.04       129,560  2.05 to 0.45    1.23     (27.08) to (27.71)
CGTC Overseas Equity Series II             2009     234   15.17 to 14.08        3,366  2.05 to 0.45    1.84       29.86 to 27.80
                                           2008     284   11.68 to 11.01        3,186  2.05 to 0.45    1.58     (42.45) to (43.37)
                                           2007     348   20.30 to 19.45        6,853  2.05 to 0.45    0.02        11.70 to 9.92
                                           2006     382   18.17 to 17.69        6,821  2.05 to 0.45    0.44       19.10 to 17.22
                                           2005     288   15.36 to 15.09        4,363  2.05 to 0.45    0.00       22.04 to 20.76
Core Allocation Plus Series I              2009   1,749   11.22 to 11.06       19,574  1.55 to 0.80    2.17       24.21 to 23.28
                                           2008     460    9.03 to 8.97         4,147  1.55 to 0.80    1.98     (27.76) to (28.24)
Core Allocation Plus Series II             2009  13,790   10.95 to 10.69      148,644  2.05 to 0.45    1.69       24.54 to 22.56
                                           2008   5,294    8.80 to 8.72        46,295  2.05 to 0.45    1.05     (29.64) to (30.25)
Core Allocation Series I                   2009     241   14.79 to 14.71        3,561  1.55 to 0.80    7.68       18.30 to 17.71
Core Allocation Series II                  2009   1,859   15.13 to 14.97       27,950  2.05 to 0.45    6.06       21.06 to 19.77
Core Balanced Series I                     2009     343   14.75 to 14.68        5,061  1.55 to 0.80    3.83       18.04 to 17.46
Core Balanced Series II                    2009   2,944   15.12 to 14.96       44,238  2.05 to 0.45    2.72         21 to 19.71
Core Balanced Strategy Series NAV          2009     201   13.67 to 13.67        2,742  1.60 to 1.60    4.97        9.37 to 9.37
Core Disciplined Diversification Series II 2009   3,712   15.49 to 15.33       57,114  2.05 to 0.45    3.81       23.95 to 22.63

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Core Fundamental Holdings Series II        2009   6,628  $14.80 to $14.64 $    97,508 2.05% to 0.45%   2.80%     18.41% to 17.16%
Core Fundamental Holdings Series III       2009     651   14.48 to 14.41        9,425  1.55 to 0.80    3.53       15.85 to 15.28
Core Global Diversification Series II      2009   7,611   15.30 to 15.14      115,642  2.05 to 0.45    2.94        22.4 to 21.10
Core Global Diversification Series III     2009     417   14.94 to 14.86        6,223  1.55 to 0.80    4.00       19.48 to 18.90
Core Strategy Series II                    2009  43,901   12.82 to 12.05      536,845  2.05 to 0.45    1.96       21.11 to 19.18
                                           2008  31,257   10.59 to 10.11      318,495  2.05 to 0.45    1.41     (26.80) to (27.97)
                                           2007  21,010   14.46 to 14.03      295,947  2.05 to 0.45    4.07        6.07 to 4.38
                                           2006   7,176   13.63 to 13.22       96,463  2.05 to 0.45    2.53        9.07 to 5.76
Core Strategy Series NAV                   2009     422   14.27 to 14.27        6,031  1.20 to 1.20    3.14       14.20 to 10.40
Disciplined Diversification Series II      2009  18,659   11.60 to 11.32      213,163  2.05 to 0.45    2.18       26.39 to 24.39
                                           2008   8,663    9.18 to 9.10        79,086  2.05 to 0.45    1.85     (26.55) to (27.19)
DWS Equity 500 Index                       2009     957   17.68 to 14.37       16,616  2.05 to 1.40    2.53       24.04 to 23.24
                                           2008   1,126   14.25 to 11.66       15,769  2.05 to 1.40    2.09     (38.24) to (38.64)
                                           2007   1,253   23.08 to 19.00       28,468  2.05 to 1.40    1.20        3.38 to 2.71
                                           2006   1,674   22.32 to 18.50       36,849  2.05 to 1.40    0.85       13.61 to 12.87
                                           2005   1,974   19.65 to 16.39       38,324  2.05 to 1.40    0.00        4.46 to 0.00
Emerging Small Company Series I            2009       0   12.82 to 9.68             0  1.90 to 0.45    0.00       27.12 to 25.53
                                           2008   3,348   10.08 to 7.71        33,589  1.90 to 0.45    0.00     (43.53) to (44.35)
                                           2007   4,312   17.86 to 13.85       78,404  1.90 to 0.45    0.00        7.56 to 6.00
                                           2006   5,675   19.70 to 9.08        98,496  1.90 to 0.45    0.00        1.95 to 0.48
                                           2005   7,372   19.51 to 9.03       125,171  1.90 to 0.45    0.00        4.57 to 3.07
Emerging Small Company Series II           2009       0   13.28 to 12.06            0  2.05 to 0.45    0.00       26.91 to 25.16
                                           2008   2,088   10.61 to 9.50        18,300  2.05 to 0.45    0.00     (43.65) to (44.55)
                                           2007   2,456   19.14 to 16.87       38,606  2.05 to 0.45    0.00        7.35 to 5.64
                                           2006   3,257   18.18 to 14.11       47,965  2.05 to 0.45    0.00        1.72 to 0.11
                                           2005   4,485   18.14 to 14.04       65,843  2.05 to 0.45    0.00        4.39 to 2.73
Equity-Income Series I                     2009  11,371   17.93 to 13.41      270,462  1.90 to 0.45    2.11       25.15 to 23.35
                                           2008  13,650   14.33 to 10.87      261,747  1.90 to 0.45    2.24     (36.25) to (37.17)
                                           2007  17,778   22.47 to 17.31      540,216  1.90 to 0.45    2.81        2.88 to 1.39
                                           2006  22,179   36.09 to 13.77      662,231  1.90 to 0.45    1.55       18.49 to 10.17
                                           2005  26,812   30.74 to 14.61      685,525  1.90 to 0.45    1.30        3.46 to 1.97
Equity-Income Series II                    2009  10,954   15.46 to 14.88      148,222  2.05 to 0.45    1.95         24.98 to 23
                                           2008  11,489   12.57 to 11.91      126,409  2.05 to 0.45    2.11     (36.45) to (37.46)
                                           2007  13,765   20.10 to 18.74      241,867  2.05 to 0.45    2.48        2.70 to 1.06
                                           2006  16,212   19.96 to 13.75      282,032  2.05 to 0.45    1.36       18.23 to 10.03
                                           2005  18,135   17.14 to 14.64      270,442  2.05 to 0.45    0.93        3.26 to 1.62

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Financial Services Series I                2009   1,450  $13.35 to $12.10 $    17,662 1.90% to 0.45%   0.70%     40.77% to 38.74%
                                           2008   1,624    9.48 to 8.72        14,200  1.90 to 0.45    0.82     (44.90) to (45.70)
                                           2007   1,792   17.21 to 16.06       28,749  1.90 to 0.45    1.20      (7.24) to (8.58)
                                           2006   2,583   18.56 to 14.42       45,180  1.90 to 0.45    0.36       22.57 to 15.39
                                           2005   2,635   15.14 to 14.21       37,996  1.90 to 0.45    0.39        9.28 to 7.72
Financial Services Series II               2009   2,251   14.85 to 14.32       29,096  2.05 to 0.45    0.51       40.35 to 38.12
                                           2008   2,477   10.75 to 10.20       23,207  2.05 to 0.45    0.66     (45.00) to (45.88)
                                           2007   2,222   19.86 to 18.55       38,360  2.05 to 0.45    0.87      (7.35) to (8.83)
                                           2006   2,934   21.86 to 14.40       55,701  2.05 to 0.45    0.21       22.22 to 15.22
                                           2005   2,548   18.16 to 15.54       40,197  2.05 to 0.45    0.20        9.13 to 7.41
Founding Allocation Series I               2009   3,794   11.33 to 11.17       42,903  1.55 to 0.80    5.28       30.42 to 29.45
                                           2008   1,345    8.69 to 8.63        11,671  1.55 to 0.80    6.91     (30.51) to (30.97)
Founding Allocation Series II              2009 128,398   17.26 to 9.68     1,261,886  2.05 to 0.35    3.86       30.67 to 28.46
                                           2008 136,082   13.21 to 7.54     1,035,742  2.05 to 0.35    2.91       5.67 to (36.87)
                                           2007  88,895   12.07 to 11.94    1,067,048  2.05 to 0.45    0.97      (3.45) to (4.47)
Fundamental Value Series I                 2009  28,241   14.23 to 13.07      368,109  1.90 to 0.45    0.92        31.19 to 29.3
                                           2008  33,466   10.85 to 10.11      336,160  1.90 to 0.45    2.42     (39.59) to (40.47)
                                           2007   8,886   17.95 to 16.97      148,942  1.90 to 0.45    1.57        3.57 to 2.07
                                           2006  10,715   17.34 to 13.64      175,241  1.90 to 0.45    0.80        14.00 to 9.10
                                           2005  12,105   15.21 to 14.28      175,605  1.90 to 0.45    0.46        8.35 to 6.80
Fundamental Value Series II                2009  22,342   15.57 to 15.29      305,287  2.05 to 0.45    0.73         31 to 28.92
                                           2008  23,786   12.08 to 11.67      251,341  2.05 to 0.45    0.64     (39.73) to (40.69)
                                           2007  22,520   20.36 to 19.37      399,581  2.05 to 0.45    1.21        3.41 to 1.75
                                           2006  20,167   20.09 to 13.62      353,591  2.05 to 0.45    0.58        13.73 to 8.94
                                           2005  15,513   17.93 to 15.62      245,661  2.05 to 0.45    0.21        8.21 to 6.50
Global Allocation Series I                 2009       0   11.81 to 11.76            0  1.90 to 0.45    0.01       28.04 to 26.44
                                           2008   3,166    9.34 to 9.19        26,694  1.90 to 0.45    4.53     (34.59) to (35.53)
                                           2007   4,328   14.49 to 14.04       56,387  1.90 to 0.45    6.21        4.66 to 3.14
                                           2006   5,264   14.20 to 12.39       66,274  1.90 to 0.45    1.04        12.99 to 6.53
                                           2005   5,523   12.73 to 11.10       62,159  1.90 to 0.45    0.96        5.73 to 4.21
Global Allocation Series II                2009       0   15.66 to 14.93            0  2.05 to 0.45    0.00       27.75 to 25.99
                                           2008  11,729   12.43 to 11.69      121,346  2.05 to 0.45    4.78     (34.69) to (35.73)
                                           2007  12,998   19.35 to 17.90      208,609  2.05 to 0.45    6.27        4.40 to 2.73
                                           2006  11,570   18.90 to 13.30      181,781  2.05 to 0.45    0.77        12.77 to 6.39
                                           2005   7,328   17.01 to 13.74      105,078  2.05 to 0.45    0.71        5.46 to 3.79
Global Bond Series I                       2009   3,158   21.42 to 19.75       80,083  1.90 to 0.45   12.24       14.87 to 13.22
                                           2008   3,603   18.64 to 17.44       81,496  1.90 to 0.45    0.63      (4.91) to (6.28)
                                           2007   3,988   19.61 to 18.61       97,298  1.90 to 0.45    7.40        9.14 to 7.56
                                           2006   4,255   27.35 to 12.69       97,361  1.90 to 0.45    0.00        4.80 to 1.56
                                           2005   5,053   26.35 to 16.54      112,958  1.90 to 0.45    4.81      (6.96) to (8.30)
Global Bond Series II                      2009   9,500   20.84 to 15.37      176,112  2.05 to 0.45   11.74        14.62 to 12.8
                                           2008   9,374   18.18 to 13.62      154,496  2.05 to 0.45    0.58      (5.09) to (6.60)
                                           2007  12,099   19.15 to 14.58      212,896  2.05 to 0.45    7.11        8.85 to 7.29
                                           2006  11,018   17.60 to 12.67      182,700  2.05 to 0.45    0.00        4.60 to 1.36
                                           2005   8,123   16.83 to 13.23      132,346  2.05 to 0.45    4.05      (7.07) to (8.54)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*       RATIO** HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Global Trust Series I                      2009   9,050  $14.26 to $12.37 $   157,234 1.90% to 0.45%   1.71%     30.78% to 28.90%
                                           2008   6,778   10.91 to 9.60       109,603  1.90 to 0.45    1.91     (39.82) to (40.69)
                                           2007   7,318   18.12 to 16.18      212,666  1.90 to 0.45    2.29       0.88 to (0.58)
                                           2006   8,922   33.14 to 15.13      260,712  1.90 to 0.45    1.35       19.78 to 18.06
                                           2005  10,732   27.93 to 12.80      264,521  1.90 to 0.45    1.27        10.22 to 8.64
Global Trust Series II                     2009   2,125   16.19 to 15.59       30,510  2.05 to 0.45    1.43       30.51 to 28.44
                                           2008   2,398   12.61 to 11.95       26,665  2.05 to 0.45    1.61     (39.91) to (40.87)
                                           2007   3,028   21.32 to 19.88       56,610  2.05 to 0.45    1.24       0.64 to (0.97)
                                           2006   1,911   21.61 to 18.43       35,849  2.05 to 0.45    1.20       19.56 to 17.66
                                           2005   2,039   18.35 to 15.60       32,214  2.05 to 0.45    1.07        10.00 to 8.26
Health Sciences Series I                   2009   2,244   19.75 to 17.17       40,345  1.90 to 0.45    0.00       31.22 to 29.33
                                           2008   2,673   15.05 to 13.28       37,029  1.90 to 0.45    0.00     (30.22) to (31.23)
                                           2007   3,480   21.57 to 19.31       69,811  1.90 to 0.45    0.00       17.14 to 15.45
                                           2006   4,163   18.41 to 13.39       72,020  1.90 to 0.45    0.00        7.89 to 6.34
                                           2005   4,903   17.07 to 15.73       79,469  1.90 to 0.45    0.00       12.14 to 10.53
Health Sciences Series II                  2009   2,553   21.31 to 20.04       47,857  2.05 to 0.45    0.00       30.96 to 28.89
                                           2008   2,876   16.27 to 15.55       41,778  2.05 to 0.45    0.00     (30.37) to (31.48)
                                           2007   3,394   23.36 to 22.69       71,855  2.05 to 0.45    0.00       16.91 to 15.05
                                           2006   3,954   19.98 to 13.38       72,848  2.05 to 0.45    0.00        7.68 to 5.98
                                           2005   4,467   18.66 to 15.95       77,355  2.05 to 0.45    0.00       11.92 to 10.15
High Income Series II                      2009   1,626   11.82 to 11.33       18,650  2.05 to 0.45   18.43        80.46 to 77.6
                                           2008     230    6.52 to 6.35         1,474  2.05 to 0.45   10.90     (43.84) to (44.73)
                                           2007      93   11.61 to 11.49        1,071  2.05 to 0.45    1.46      (7.12) to (8.11)
High Yield Series I                        2009   3,881   17.58 to 16.77       67,491  1.90 to 0.45   11.77       53.82 to 51.61
                                           2008   4,032   11.43 to 11.06       46,087  1.90 to 0.45    8.15     (29.84) to (30.85)
                                           2007   4,963   16.29 to 16.00       81,825  1.90 to 0.45   12.30       1.18 to (0.29)
                                           2006   7,027   17.23 to 13.27      116,074  1.90 to 0.45    6.60        9.87 to 6.18
                                           2005   8,853   15.83 to 13.31      134,654  1.90 to 0.45    5.33        3.23 to 1.75
High Yield Series II                       2009   5,174   19.76 to 16.88       90,802  2.05 to 0.45   13.15       53.66 to 51.23
                                           2008   4,362   12.86 to 11.16       50,595  2.05 to 0.45    8.02     (30.02) to (31.13)
                                           2007   3,942   18.37 to 16.21       66,768  2.05 to 0.45   11.87       0.90 to (0.71)
                                           2006   5,215   18.21 to 13.26       88,817  2.05 to 0.45    6.47        9.74 to 6.05
                                           2005   6,168   16.59 to 15.11       96,925  2.05 to 0.45    4.29        3.09 to 1.46
Income & Value Series I                    2009       0   13.18 to 9.79             0  1.90 to 0.45    0.32      (1.06) to (1.54)
                                           2008   8,495   13.32 to 9.94       144,360  1.90 to 0.45    2.90     (30.44) to (31.45)
                                           2007  10,865   19.15 to 14.50      267,191  1.90 to 0.45    3.92       0.65 to (0.80)
                                           2006  13,422   27.95 to 13.00      330,323  1.90 to 0.45    2.06        8.18 to 4.00
                                           2005  16,723   26.08 to 13.47      384,468  1.90 to 0.45    1.74        4.75 to 3.25
Income & Value Series II                   2009       0   11.42 to 11.01            0  2.05 to 0.45    0.29      (1.13) to (1.66)
                                           2008   4,009   11.56 to 11.20       42,340  2.05 to 0.45    2.70     (30.54) to (31.65)
                                           2007   5,130   16.64 to 16.38       78,943  2.05 to 0.45    3.64       0.45 to (1.15)
                                           2006   5,880   16.64 to 12.98       91,332  2.05 to 0.45    1.85        7.93 to 3.86
                                           2005   6,788   15.65 to 14.18       98,864  2.05 to 0.45    1.58        4.51 to 2.86
International Core Series I                2009   2,759   14.05 to 13.82       37,608  1.90 to 0.45    2.41       18.11 to 16.41
                                           2008   3,231   11.90 to 11.87       37,670  1.90 to 0.45    4.76     (38.90) to (39.78)
                                           2007   4,161   19.72 to 19.47       80,318  1.90 to 0.45    2.14        10.92 to 9.31
                                           2006   5,288   18.57 to 13.34       93,287  1.90 to 0.45    0.58        24.21 to 6.71
                                           2005   5,936   15.09 to 11.01       85,234  1.90 to 0.45    0.80       15.42 to 13.77

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME      TOTAL RETURN
SUBACCOUNT                                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
International Core Series II               2009   1,799  $19.32 to $16.51 $    26,618 2.05% to 0.45%   2.16%     17.99% to 16.12%
                                           2008   1,971   16.63 to 13.99       24,822  2.05 to 0.45    4.67     (39.05) to (40.02)
                                           2007   2,356   27.73 to 22.96       49,951  2.05 to 0.45    1.84        10.63 to 8.87
                                           2006   2,166   25.57 to 13.33       42,672  2.05 to 0.45    0.41        24.06 to 6.68
                                           2005   1,940   20.92 to 15.87       31,414  2.05 to 0.45    0.00       15.19 to 13.36
International Equity Index A Series I      2009     806   18.64 to 17.17       14,194  1.90 to 0.45   13.38       37.24 to 35.26
                                           2008     964   13.58 to 12.69       12,493  1.90 to 0.45    1.89     (44.80) to (45.59)
                                           2007   1,307   24.60 to 23.33       30,978  1.90 to 0.45    3.65       14.90 to 13.24
                                           2006   2,339   21.41 to 20.60       48,747  1.90 to 0.45    0.83       24.92 to 23.13
                                           2005   1,670   17.14 to 16.73       28,128  1.90 to 0.45    0.89       16.09 to 14.42
International Equity Index A Series II     2009     912   18.41 to 16.82       15,753  2.05 to 0.45   13.97       36.87 to 34.69
                                           2008     996   13.45 to 12.48       12,716  2.05 to 0.45    1.70     (44.89) to (45.77)
                                           2007   1,301   24.41 to 23.02       30,453  2.05 to 0.45    3.43       14.65 to 12.81
                                           2006   1,937   21.29 to 20.41       39,999  2.05 to 0.45    0.65       24.70 to 22.73
                                           2005   1,847   17.08 to 16.63       30,938  2.05 to 0.45    0.72       15.87 to 14.04
International Equity Index Series NAV      2009   2,431    9.88 to 9.72        23,976  2.05 to 1.40    3.74       36.87 to 35.99
                                           2008   2,852    7.22 to 7.15        20,583  2.05 to 1.40    2.60     (45.16) to (45.52)
                                           2007   3,272   13.17 to 13.12       43,122  2.05 to 1.40    1.91        5.44 to 4.99
International Small Cap Series I           2009       0   18.65 to 18.01            0  1.90 to 0.45    2.14       56.88 to 54.92
                                           2008   3,028   11.89 to 11.63       37,255  1.90 to 0.45    2.40     (53.19) to (53.87)
                                           2007   4,226   25.40 to 25.21      111,985  1.90 to 0.45    2.70        9.64 to 8.05
                                           2006   5,090   26.22 to 13.60      125,839  1.90 to 0.45    1.15        27.15 to 8.82
                                           2005   5,693   20.82 to 10.89      112,015  1.90 to 0.45    0.93        9.61 to 8.04
International Small Cap Series II          2009       0   21.89 to 20.50            0  2.05 to 0.45    1.88       56.77 to 54.61
                                           2008   1,815   14.16 to 13.08       20,949  2.05 to 0.45    2.17     (53.32) to (54.06)
                                           2007   2,477   30.83 to 28.02       63,091  2.05 to 0.45    2.40        9.40 to 7.66
                                           2006   2,156   28.74 to 13.59       52,297  2.05 to 0.45    1.01        26.98 to 8.76
                                           2005   2,140   22.97 to 19.13       41,886  2.05 to 0.45    0.25        9.38 to 7.65
International Small Company Series I       2009   3,936   12.28 to 12.26       48,283  1.90 to 0.45    0.78      (1.76) to (1.95)
International Small Company Series II      2009   2,329   12.28 to 12.25       28,557  2.05 to 0.45    0.77      (1.76) to (1.97)
International Value Series I               2009   8,033   19.02 to 18.15      133,409  1.90 to 0.45    2.12       35.16 to 33.22
                                           2008   9,996   14.07 to 13.62      124,275  1.90 to 0.45    3.17     (42.92) to (43.75)
                                           2007  13,413   24.65 to 24.22      295,227  1.90 to 0.45    4.19        9.03 to 7.45
                                           2006  17,751   22.78 to 14.14      361,944  1.90 to 0.45    1.87       29.01 to 13.12
                                           2005  21,037   17.88 to 15.65      335,774  1.90 to 0.45    0.63        10.05 to 8.47
International Value Series II              2009   6,734   22.43 to 20.25      123,005  2.05 to 0.45    1.97       34.98 to 32.84
                                           2008   7,623   16.88 to 15.00      104,997  2.05 to 0.45    3.07     (43.07) to (43.98)
                                           2007   9,361   30.14 to 26.35      231,324  2.05 to 0.45    3.64        8.86 to 7.13
                                           2006   9,830   28.23 to 14.11      228,099  2.05 to 0.45    1.69       28.69 to 12.92
                                           2005  10,598   22.27 to 17.84      194,292  2.05 to 0.45    0.60        9.81 to 8.08
Investment Quality Bond Series I           2009   8,811   22.23 to 16.56      156,994  1.90 to 0.45    5.32       11.94 to 10.33
                                           2008   5,071   19.86 to 15.01      103,084  1.90 to 0.45    6.59      (2.12) to (3.53)
                                           2007   5,274   20.29 to 15.56      120,393  1.90 to 0.45    8.94        5.73 to 4.20
                                           2006   6,261   30.98 to 13.03      136,834  1.90 to 0.45    6.21        4.34 to 1.62
                                           2005   7,772   30.30 to 14.70      167,181  1.90 to 0.45    5.80        1.80 to 0.34
Investment Quality Bond Series II          2009   8,375   17.98 to 14.48      135,967  2.05 to 0.45    5.56        11.7 to 9.92
                                           2008   6,302   16.09 to 13.17       92,405  2.05 to 0.45    5.85      (2.26) to (3.82)
                                           2007   8,639   16.47 to 13.69      130,926  2.05 to 0.45    8.68        5.44 to 3.76
                                           2006   7,917   15.62 to 13.00      115,907  2.05 to 0.45    5.20        4.16 to 1.27
                                           2005   5,017   15.18 to 13.03       73,033  2.05 to 0.45    4.65       1.57 to (0.04)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Large Cap Value Series I                   2009   1,158  $18.56 to $16.85 $    20,019 1.90% to 0.45%   1.58%      10.14% to 8.56%
                                           2008   1,450   16.85 to 15.53       23,027  1.90 to 0.45    1.38     (36.20) to (37.12)
                                           2007   2,039   26.42 to 24.69       51,302  1.90 to 0.45    0.93        3.91 to 2.40
                                           2006   2,873   25.42 to 24.07       70,289  1.90 to 0.45    0.00        1.56 to 1.44
Large Cap Value Series II                  2009   1,134   18.45 to 16.58       19,357  2.05 to 0.45    1.42        9.86 to 8.12
                                           2008   1,229   16.79 to 15.34       19,316  2.05 to 0.45    1.24     (36.31) to (37.32)
                                           2007   1,608   26.36 to 24.47       40,131  2.05 to 0.45    0.61        3.71 to 2.06
                                           2006   2,246   25.42 to 23.98       54,673  2.05 to 0.45    0.30       15.24 to 13.41
                                           2005   3,950   22.06 to 21.14       84,616  2.05 to 0.45    0.00       14.75 to 12.93
Lifestyle Aggressive Series I              2009   6,570   14.29 to 13.77       95,283  1.90 to 0.45    1.03       35.02 to 33.08
                                           2008   7,208   10.58 to 10.35       78,078  1.90 to 0.45    1.64     (42.25) to (43.09)
                                           2007   9,206   18.33 to 18.19      175,525  1.90 to 0.45    9.29        8.06 to 6.50
                                           2006  12,038   18.82 to 13.07      214,082  1.90 to 0.45    7.68        14.94 to 4.58
                                           2005  11,604   16.53 to 12.90      181,451  1.90 to 0.45    1.89        10.14 to 8.56
Lifestyle Aggressive Series II             2009  12,202   17.67 to 16.54      178,414  2.05 to 0.45    0.85       34.85 to 32.71
                                           2008  12,730   13.32 to 12.27      140,031  2.05 to 0.45    1.49     (42.41) to (43.33)
                                           2007  14,689   23.50 to 21.30      285,280  2.05 to 0.45    9.17        7.92 to 6.20
                                           2006  16,596   22.21 to 12.99      309,161  2.05 to 0.45    7.66        14.67 to 3.93
                                           2005  16,739   19.66 to 16.33      277,178  2.05 to 0.45    1.85        9.98 to 8.24
Lifestyle Balanced Series I                2009  40,030   18.60 to 15.29      662,526  1.90 to 0.45    4.71       30.16 to 28.29
                                           2008  35,216   14.29 to 11.92      488,816  1.90 to 0.45    2.92     (31.61) to (32.60)
                                           2007  44,019   20.89 to 17.69      919,281  1.90 to 0.45    7.51        5.99 to 4.46
                                           2006  49,450   21.97 to 13.28      985,780  1.90 to 0.45    5.35        12.23 to 6.23
                                           2005  49,933   19.76 to 14.48      894,432  1.90 to 0.45    3.84        6.40 to 4.88
Lifestyle Balanced Series II               2009 611,485   16.63 to 11.30    9,123,269  2.05 to 0.35    4.44       30.02 to 27.83
                                           2008 536,639   13.01 to 8.69     6,354,575  2.05 to 0.35    3.27     (30.48) to (32.84)
                                           2007 485,069   20.05 to 19.37    8,669,581  2.05 to 0.45    7.41        5.78 to 4.10
                                           2006 381,237   18.96 to 0.00     6,683,427  2.05 to 0.45    4.88        12.00 to 5.60
                                           2005 257,276   16.92 to 15.98    4,150,374  2.05 to 0.45    3.23        6.33 to 4.64
Lifestyle Conservative Series I            2009  11,453   21.47 to 15.99      208,449  1.90 to 0.45    5.85       21.16 to 19.42
                                           2008   8,662   17.72 to 13.39      143,844  1.90 to 0.45    4.40     (15.95) to (17.16)
                                           2007   7,414   21.08 to 16.16      150,689  1.90 to 0.45    7.90        4.90 to 3.39
                                           2006   7,446   21.39 to 13.18      146,048  1.90 to 0.45    4.48        7.95 to 5.48
                                           2005   8,320   20.01 to 14.69      152,461  1.90 to 0.45    4.75        2.42 to 0.95
Lifestyle Conservative Series II           2009 133,572   15.23 to 12.60    2,071,302  2.05 to 0.35    5.98       21.01 to 18.98
                                           2008  89,201   12.80 to 10.41    1,171,315  2.05 to 0.35    5.44     (16.69) to (17.39)
                                           2007  40,759   17.39 to 15.49      653,822  2.05 to 0.45    7.84        4.70 to 3.03
                                           2006  29,039   16.61 to 13.11      454,533  2.05 to 0.45    4.40        7.64 to 4.85
                                           2005  24,907   15.43 to 14.19      368,418  2.05 to 0.45    4.40        2.35 to 0.73
Lifestyle Growth Series I                  2009  35,026   16.54 to 14.50      534,792  1.90 to 0.45    3.45       32.70 to 30.79
                                           2008  33,091   12.47 to 11.09      410,760  1.90 to 0.45    2.40     (36.89) to (37.80)
                                           2007  38,655   19.75 to 17.82      781,228  1.90 to 0.45    7.68        7.04 to 5.49
                                           2006  46,044   20.82 to 13.15      879,620  1.90 to 0.45    5.87        12.99 to 5.17
                                           2005  45,702   18.61 to 13.68      779,580  1.90 to 0.45    2.72        8.18 to 6.62
Lifestyle Growth Series II                 2009 783,017   17.07 to 10.78   11,149,868  2.05 to 0.35    3.24       32.48 to 30.25
                                           2008 739,885   13.11 to 8.14     8,170,434  2.05 to 0.35    2.53     (34.88) to (37.96)
                                           2007 667,867   20.56 to 21.12   12,027,024  2.05 to 0.45    7.35        6.77 to 5.07
                                           2006 501,635   20.18 to 13.07    8,845,509  2.05 to 0.45    5.15        12.77 to 4.55
                                           2005 277,283   19.16 to 16.14    4,520,493  2.05 to 0.45    2.26        8.02 to 6.31

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Lifestyle Moderate Series I                2009  13,923  $19.83 to $15.50 $   245,632 1.90% to 0.45%   4.95%     26.69% to 24.87%
                                           2008  12,359   15.65 to 12.41      188,774  1.90 to 0.45    3.72     (24.57) to (25.66)
                                           2007  14,006   20.75 to 16.70      290,199  1.90 to 0.45    7.68        4.82 to 3.30
                                           2006  15,205   21.79 to 13.22      303,646  1.90 to 0.45    4.56        9.92 to 5.73
                                           2005  15,526   20.01 to 14.61      283,418  1.90 to 0.45    4.06        3.69 to 2.20
Lifestyle Moderate Series II               2009 175,830   15.75 to 12.00    2,638,640  2.05 to 0.35    5.00       26.42 to 24.29
                                           2008 137,848   12.67 to 9.49     1,689,787  2.05 to 0.35    4.26     (24.06) to (25.90)
                                           2007 108,763   18.46 to 17.10    1,817,725  2.05 to 0.45    7.55        4.61 to 2.94
                                           2006  84,168   17.64 to 0.00     1,387,766  2.05 to 0.45    4.32        9.69 to 5.10
                                           2005  64,444   16.09 to 15.26      991,680  2.05 to 0.45    3.58        3.53 to 1.90
LMFC Core Equity Series I                  2009       0    6.24 to 6.18             0  1.55 to 0.80    2.55       -0.93 to -1.18
                                           2008      12    6.30 to 6.26            77  1.55 to 0.80   16.50     (49.60) to (49.93)
LMFC Core Equity Series II                 2009       0    6.63 to 6.12             0  2.05 to 0.45    1.63       -0.80 to -1.33
                                           2008   2,544    6.68 to 6.20        16,045  2.05 to 0.45   11.16     (54.79) to (55.52)
                                           2007   2,708   14.79 to 13.95       38,277  2.05 to 0.45    0.00      (6.48) to (7.98)
                                           2006   3,123   15.81 to 13.40       47,852  2.05 to 0.45    0.00        7.37 to 4.32
                                           2005   3,539   14.92 to 14.53       51,784  2.05 to 0.45    0.00        5.30 to 3.63
Marisco International Opportunities
Series II                                  2009   2,507   15.26 to 14.16       34,890  2.05 to 0.45    0.81       36.65 to 34.48
                                           2008   2,821   11.17 to 10.53       29,250  2.05 to 0.45    0.90     (50.88) to (51.67)
                                           2007   3,614   22.74 to 21.79       78,152  2.05 to 0.45    1.37       19.23 to 17.33
                                           2006   2,220   19.07 to 13.33       40,997  2.05 to 0.45    0.33        23.35 to 6.62
                                           2005     814   15.57 to 15.30       12,495  2.05 to 0.45    0.00       23.71 to 22.41
Mid Cap Index Series I                     2009   2,155   19.15 to 16.06       36,668  1.90 to 0.45    1.02       36.15 to 34.19
                                           2008   2,545   14.06 to 11.97       32,196  1.90 to 0.45    0.93     (36.70) to (37.62)
                                           2007   2,828   22.22 to 19.19       57,218  1.90 to 0.45    1.27        7.03 to 5.48
                                           2006   3,648   20.76 to 12.72       69,718  1.90 to 0.45    0.65        9.22 to 1.72
                                           2005   3,755   19.01 to 16.38       66,360  1.90 to 0.45    0.52        11.52 to 9.92
Mid Cap Index Series II                    2009   4,703   18.47 to 17.24       74,103  2.05 to 0.45    0.84       35.77 to 33.61
                                           2008   5,042   13.82 to 12.70       59,488  2.05 to 0.45    0.70     (36.81) to (37.82)
                                           2007   4,747   22.23 to 20.09       89,771  2.05 to 0.45    0.85        6.85 to 5.14
                                           2006   3,931   21.22 to 12.70       70,695  2.05 to 0.45    0.46       8.95 to (0.67)
                                           2005   3,338   19.77 to 16.37       55,886  2.05 to 0.45    0.34        11.29 to 9.53
Mid Cap Intersection Series I              2009       0    9.84 to 9.71             0  1.55 to 0.80    0.39       26.59 to 25.77
                                           2008       1    7.77 to 7.72             5  1.55 to 0.80    0.62     (37.81) to (38.23)
Mid Cap Intersection Series II             2009       0    8.46 to 8.13             0  2.05 to 0.45    0.52       26.92 to 25.17
                                           2008     379    6.67 to 6.49         2,482  2.05 to 0.45    0.00     (42.43) to (43.35)
                                           2007     183   11.59 to 11.46        2,103  2.05 to 0.45    0.00      (7.32) to (8.31)
Mid Cap Stock Series I                     2009  11,822   16.70 to 16.62      167,211  1.90 to 0.45    0.00       30.76 to 28.88
                                           2008  13,282   12.96 to 12.71      148,055  1.90 to 0.45    0.00     (44.02) to (44.83)
                                           2007  14,502   23.49 to 22.71      292,411  1.90 to 0.45    0.00       23.01 to 21.24
                                           2006  18,381   19.59 to 12.82      304,720  1.90 to 0.45    0.00        13.04 to 2.55
                                           2005  22,048   17.54 to 14.50      326,656  1.90 to 0.45    0.00       14.06 to 12.42

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Mid Cap Stock Series II                    2009   6,241  $19.57 to $19.35 $   107,670 2.05% to 0.45%   0.00%     30.46% to 28.39%
                                           2008   6,954   15.07 to 15.00       93,272  2.05 to 0.45    0.00     (44.12) to (45.01)
                                           2007   7,457   27.41 to 26.84      182,162  2.05 to 0.45    0.00       22.80 to 20.84
                                           2006   7,959   22.77 to 12.80      161,929  2.05 to 0.45    0.00        12.80 to 2.40
                                           2005   8,673   20.49 to 17.62      159,035  2.05 to 0.45    0.00       13.91 to 12.11
Mid Cap Value Series I                     2009       0   13.95 to 12.47            0  1.90 to 0.45    1.39        5.68 to 5.17
                                           2008   5,627   13.20 to 11.86       66,824  1.90 to 0.45    1.70     (39.31) to (40.19)
                                           2007   7,236   21.75 to 19.83      146,671  1.90 to 0.45    1.08       0.24 to (1.21)
                                           2006   9,675   21.70 to 20.07      197,760  1.90 to 0.45    0.72       11.77 to 10.16
                                           2005  12,360   19.41 to 18.22      228,346  1.90 to 0.45    0.45        7.52 to 5.98
Mid Cap Value Series II                    2009       0   13.56 to 12.88            0  2.05 to 0.45    1.29        5.63 to 5.07
                                           2008   6,017   12.91 to 12.19       68,824  2.05 to 0.45    1.50     (39.44) to (40.41)
                                           2007   7,511   21.66 to 20.14      143,553  2.05 to 0.45    0.74       0.05 to (1.55)
                                           2006   9,922   22.08 to 18.82      191,977  2.05 to 0.45    0.53        11.53 to 9.76
                                           2005  12,516   20.09 to 17.12      219,693  2.05 to 0.45    0.26        7.28 to 5.58
ML Global Allocation                       2009  69.918   25.40 to 14.84        1,080  1.90 to 1.40    1.78       19.37 to 18.77
                                           2008      80   21.39 to 12.43        1,038  1.90 to 1.40    1.95     (20.69) to (21.09)
                                           2007      91   27.10 to 15.67        1,520  1.90 to 1.40    2.46       15.19 to 14.61
                                           2006     124   23.90 to 13.61        1,771  1.90 to 1.40    2.42       14.74 to 14.17
                                           2005     139   20.89 to 11.86        1,742  1.90 to 0.45    2.29        8.83 to 8.28
Money Market Series I                      2009  15,261   16.36 to 12.61      240,290  1.90 to 0.45    0.22      (0.25) to (1.69)
                                           2008  22,608   16.40 to 12.83      365,001  1.90 to 0.45    1.73       1.31 to (0.16)
                                           2007  19,225   16.19 to 12.85      312,447  1.90 to 0.45    4.46        4.09 to 2.58
                                           2006  19,705   19.67 to 12.53      311,440  1.90 to 0.45    4.36        3.97 to 2.18
                                           2005  19,375   19.08 to 12.22      298,159  1.90 to 0.45    2.59        2.20 to 0.74
Money Market Series II                     2009  88,917   12.53 to 12.45    1,133,525  2.05 to 0.35    0.08      (0.27) to (1.95)
                                           2008 107,097   12.70 to 12.56    1,383,024  2.05 to 0.35    1.38       0.52 to (0.51)
                                           2007  33,634   13.80 to 12.76      434,277  2.05 to 0.45    4.23        3.88 to 2.22
                                           2006  24,354   13.28 to 12.42      305,880  2.05 to 0.45    4.20        3.77 to 2.04
                                           2005  17,145   12.80 to 12.14      209,983  2.05 to 0.45    2.46        2.00 to 0.38
Money Market Trust B Series NAV            2009   2,575   12.74 to 12.52       32,692  2.05 to 1.40    0.49      (0.92) to (1.56)
                                           2008   2,982   12.86 to 12.72       38,239  2.05 to 1.40    2.10        0.69 to 0.04
                                           2007   3,382   12.77 to 12.71       43,140  2.05 to 1.40    3.06        2.14 to 1.70
Mutual Shares Series I                     2009  11,608   10.59 to 10.44      122,736  1.55 to 0.80    2.01       26.32 to 25.38
                                           2008   2,191    8.38 to 8.33        18,360  1.55 to 0.80    2.97     (32.93) to (33.37)
Natural Resources Series II                2009   4,957   41.67 to 37.46      173,158  2.05 to 0.45    0.68       58.18 to 55.67
                                           2008   4,520   26.34 to 24.06      103,282  2.05 to 0.45    0.28     (51.93) to (52.70)
                                           2007   5,633   54.80 to 50.87      279,654  2.05 to 0.45    0.82       39.80 to 37.57
                                           2006   5,989   39.20 to 12.33      222,307  2.05 to 0.45    0.40       21.49 to (1.39)
                                           2005   6,124   32.27 to 30.93      191,797  2.05 to 0.45    0.00       45.76 to 43.46
Optimized All Cap Series II                2009   4,142   16.21 to 14.57       62,407  2.05 to 0.45    1.17       27.45 to 25.42
                                           2008   4,771   12.72 to 11.62       57,017  2.05 to 0.45    0.62     (43.50) to (44.40)
                                           2007   5,614   22.52 to 20.90      120,043  2.05 to 0.45    0.87        3.10 to 1.46
                                           2006     157   21.84 to 20.60        3,294  2.05 to 0.45    0.78       14.39 to 12.58
                                           2005     162   19.09 to 18.30        3,011  2.05 to 0.45    0.77        7.88 to 6.17

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Optimized Value Series II                  2009     969  $13.00 to $11.87 $    11,846 2.05% to 0.45%   1.88%     23.95% to 21.98%
                                           2008   1,107   10.49 to 9.74        11,037  2.05 to 0.45    2.09     (41.63) to (42.56)
                                           2007   1,358   17.97 to 16.95       23,442  2.05 to 0.45    1.02      (5.82) to (7.32)
                                           2006     278   19.08 to 18.29        5,139  2.05 to 0.45    1.46       20.51 to 18.60
                                           2005     193   15.83 to 15.42        3,000  2.05 to 0.45    0.00        8.33 to 6.61
Pacific Rim Series I                       2009   1,717   18.59 to 17.66       20,228  1.90 to 0.45    1.05       31.73 to 29.83
                                           2008   2,021   14.11 to 13.60       18,180  1.90 to 0.45    1.42     (40.28) to (41.15)
                                           2007   2,850   23.63 to 23.12       43,926  1.90 to 0.45    1.79        8.65 to 7.08
                                           2006   3,952   21.82 to 12.26       55,902  1.90 to 0.45    0.94       10.55 to (1.94)
                                           2005   4,878   19.99 to 12.17       63,116  1.90 to 0.45    0.86       25.19 to 23.39
Pacific Rim Series II                      2009   1,249   22.56 to 19.01       21,147  2.05 to 0.45    0.86       31.35 to 29.27
                                           2008   1,096   17.45 to 14.48       14,433  2.05 to 0.45    1.14     (40.36) to (41.31)
                                           2007   1,748   29.74 to 24.27       39,753  2.05 to 0.45    1.49        8.35 to 6.62
                                           2006   1,839   27.99 to 12.26       39,724  2.05 to 0.45    0.74       10.42 to (1.95)
                                           2005   2,335   25.73 to 19.24       46,964  2.05 to 0.45    0.68       24.86 to 22.89
PIM Classic Value Series II                2009       0    7.82 to 7.22             0  2.05 to 0.45    1.12      (4.13) to (4.64)
                                           2008   1,238    8.15 to 7.57         9,431  2.05 to 0.45    1.54     (45.92) to (46.79)
                                           2007   1,439   15.08 to 14.22       20,614  2.05 to 0.45    1.20     (13.20) to (14.58)
                                           2006   2,037   17.37 to 13.72       34,189  2.05 to 0.45    1.10        15.32 to 9.74
                                           2005   1,023   15.07 to 14.67       15,129  2.05 to 0.45    0.46        8.73 to 7.01
PIMCO All Asset                            2009   1,526   16.57 to 15.14       23,774  2.05 to 0.45    6.80       20.77 to 18.85
                                           2008   1,542   13.72 to 12.74       20,097  2.05 to 0.45    5.31     (16.55) to (17.88)
                                           2007   1,761   16.44 to 15.51       27,809  2.05 to 0.45    6.56        7.51 to 5.80
                                           2006   2,705   15.30 to 14.66       40,167  2.05 to 0.45    4.68        3.89 to 2.25
                                           2005   3,798   14.72 to 14.34       54,870  2.05 to 0.45    4.50        5.47 to 3.80
Real Estate Securities Series I            2009   2,091   22.75 to 20.62       48,549  1.90 to 0.45    3.38       29.59 to 27.72
                                           2008   2,584   17.55 to 16.15       46,813  1.90 to 0.45    3.13     (39.70) to (40.57)
                                           2007   3,404   29.11 to 27.17      103,497  1.90 to 0.45    2.61     (15.99) to (17.21)
                                           2006   5,075   38.25 to 15.69      185,688  1.90 to 0.45    1.79       37.49 to 25.49
                                           2005   5,752   28.08 to 24.21      154,631  1.90 to 0.45    2.04        11.35 to 9.75
Real Estate Securities Series II           2009   3,297   21.53 to 18.61       62,000  2.05 to 0.45    3.26       29.46 to 27.40
                                           2008   3,569   16.63 to 14.60       53,641  2.05 to 0.45    2.88     (39.85) to (40.81)
                                           2007   4,179   27.65 to 24.67      106,983  2.05 to 0.45    2.10     (16.15) to (17.49)
                                           2006   4,890   33.50 to 15.66      153,620  2.05 to 0.45    1.58       37.20 to 25.32
                                           2005   5,075   24.71 to 22.15      119,047  2.05 to 0.45    1.56        11.15 to 9.40


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Real Return Bond Series II                 2009   5,613  $16.42 to $14.76 $    85,502 2.05% to 0.45%      9%     18.69% to 16.81%
                                           2008   5,990   13.84 to 12.64       77,729  2.05 to 0.45    0.55     (11.94) to (13.34)
                                           2007   5,983   15.71 to 14.58       89,176  2.05 to 0.45    6.36        10.59 to 8.83
                                           2006   7,163   14.21 to 13.40       97,633  2.05 to 0.45    2.44      (0.26) to (1.83)
                                           2005   9,320   14.25 to 13.65      128,756  2.05 to 0.45    0.13       0.76 to (0.83)
Science & Technology Series I              2009   9,847   11.97 to 9.36       108,495  1.90 to 0.45    0.00       63.75 to 61.39
                                           2008  11,304    7.31 to 5.80        77,390  1.90 to 0.45    0.00     (44.70) to (45.50)
                                           2007  14,544   13.22 to 10.64      183,287  1.90 to 0.45    0.00       19.03 to 17.30
                                           2006  19,135   12.90 to 4.53       208,202  1.90 to 0.45    0.00        5.05 to 1.31
                                           2005  24,225   12.40 to 4.37       253,761  1.90 to 0.45    0.00        1.62 to 0.17
Science & Technology Series II             2009   3,709   16.79 to 16.04       51,365  2.05 to 0.45    0.00       63.40 to 60.81
                                           2008   3,149   10.44 to 9.81        27,165  2.05 to 0.45    0.00     (44.79) to (45.67)
                                           2007   4,023   19.21 to 17.77       63,303  2.05 to 0.45    0.00       18.73 to 16.84
                                           2006   4,062   16.51 to 11.23       54,950  2.05 to 0.45    0.00        4.90 to 1.16
                                           2005   4,293   15.97 to 10.83       55,872  2.05 to 0.45    0.00       1.37 to (0.24)
Scudder Fixed Income                       2009       0   11.92 to 11.07            0  2.05 to 1.40    8.02        6.55 to 5.95
                                           2008   2,614   11.19 to 10.45       28,914  2.05 to 1.40    6.93     (20.83) to (21.34)
                                           2007   3,489   14.13 to 13.28       48,823  2.05 to 1.40    4.22        2.30 to 1.63
                                           2006   4,405   13.82 to 13.07       60,299  2.05 to 1.40    3.32        2.45 to 1.79
                                           2005   4,911   13.48 to 12.84       65,750  2.05 to 1.40    3.04       0.44 to (0.21)
Small Cap Index Series I                   2009   1,130   14.38 to 12.50       15,815  1.90 to 0.45    0.80       26.08 to 24.26
                                           2008   1,375   12.16 to 11.57       15,410  1.90 to 0.45    1.23     (34.01) to (34.96)
                                           2007   1,722   17.80 to 12.50       29,608  1.90 to 0.45    1.63      (2.61) to (4.02)
                                           2006   2,274   18.92 to 17.47       40,548  1.90 to 0.45    0.52       17.08 to 15.40
                                           2005   2,798   16.21 to 12.50       43,031  1.90 to 0.45    0.55        3.43 to 1.94
Small Cap Index Series II                  2009   4,053   17.19 to 15.67       58,966  2.05 to 0.45    0.61       25.78 to 23.78
                                           2008   4,455   13.88 to 12.46       52,121  2.05 to 0.45    1.03     (34.13) to (35.18)
                                           2007   5,338   21.42 to 18.91       95,874  2.05 to 0.45    0.90      (2.79) to (4.34)
                                           2006   2,385   22.48 to 18.19       44,538  2.05 to 0.45    0.34       16.82 to 14.97
                                           2005   2,869   19.53 to 15.80       46,392  2.05 to 0.45    0.35        3.24 to 1.60
Small Cap Opportunities Series I           2009   1,686   18.12 to 16.45       28,464  1.90 to 0.45    0.00       33.26 to 31.34
                                           2008   2,041   13.60 to 12.53       26,145  1.90 to 0.45    2.31     (42.39) to (43.23)
                                           2007   2,602   23.61 to 22.06       58,486  1.90 to 0.45    1.89      (8.08) to (9.41)
                                           2006   3,561   25.68 to 24.35       88,037  1.90 to 0.45    0.73        9.96 to 8.38
                                           2005   4,571   23.35 to 22.47      103,817  1.90 to 0.45    0.00       17.10 to 15.97
Small Cap Opportunities Series II          2009   1,672   17.95 to 16.14       26,864  2.05 to 0.45    0.00       33.00 to 30.89
                                           2008   1,805   13.50 to 12.33       22,321  2.05 to 0.45    2.10     (42.51) to (43.43)
                                           2007   2,158   23.48 to 21.79       47,273  2.05 to 0.45    1.53      (8.22) to (9.69)
                                           2006   2,749   25.58 to 12.24       66,874  2.05 to 0.45    0.55       9.70 to (2.06)
                                           2005   3,283   23.32 to 22.35       74,178  2.05 to 0.45    0.00        7.13 to 5.43

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Small Cap Value Focus                      2009     167  $51.13 to $13.39 $     4,610 1.90% to 1.40%   0.49%     26.46% to 25.83%
                                           2008     225   40.43 to 10.64        4,838  1.90 to 1.40    0.49     (41.03) to (41.33)
                                           2007     299   68.56 to 18.13       11,280  1.90 to 1.40    0.12      (2.42) to (2.91)
                                           2006     362   70.26 to 18.68       14,990  1.90 to 1.40    0.11       11.11 to 10.56
                                           2005     439   63.24 to 16.89       16,487  1.90 to 1.40    0.82        8.71 to 8.17
Small Company Value Series I               2009   3,877   22.46 to 19.37       80,022  1.90 to 0.45    0.37       27.11 to 25.28
                                           2008   4,835   17.67 to 15.46       79,388  1.90 to 0.45    0.68     (27.38) to (28.43)
                                           2007   6,599   24.33 to 21.61      150,842  1.90 to 0.45    0.15      (1.64) to (3.07)
                                           2006   9,133   24.91 to 12.53      214,490  1.90 to 0.45    0.07        14.90 to 0.21
                                           2005  11,133   21.97 to 19.68      229,830  1.90 to 0.45    0.28        6.55 to 5.03
Small Company Value Series II              2009   4,564   18.98 to 18.73       78,532  2.05 to 0.45    0.23       26.90 to 24.89
                                           2008   5,166   15.20 to 14.76       71,273  2.05 to 0.45    0.47     (27.54) to (28.70)
                                           2007   6,481   21.32 to 20.37      125,798  2.05 to 0.45    0.00      (1.85) to (3.42)
                                           2006   8,527   22.15 to 12.51      172,275  2.05 to 0.45    0.00        14.69 to 0.07
                                           2005   9,975   19.61 to 17.17      178,396  2.05 to 0.45    0.07        6.30 to 4.62
Smaller Company Growth Series I            2009   2,847   13.14 to 13.12       37,391  1.90 to 0.45    0.00        5.16 to 4.96
Smaller Company Growth Series II           2009   1,649   13.14 to 13.11       21,623  2.05 to 0.45    0.00        5.09 to 4.87
Strategic Bond Series I                    2009   3,627   20.22 to 16.22       73,892  1.90 to 0.45    8.12       22.86 to 21.09
                                           2008   3,957   16.46 to 13.40       66,522  1.90 to 0.45    6.35     (16.46) to (17.66)
                                           2007   5,699   19.70 to 16.27      115,931  1.90 to 0.45    9.20      (0.61) to (2.04)
                                           2006   6,540   21.83 to 13.31      135,033  1.90 to 0.45    6.82        6.60 to 5.05
                                           2005   7,848   20.68 to 15.81      153,903  1.90 to 0.45    2.90        2.44 to 0.77
Strategic Bond Series II                   2009   4,336   17.20 to 13.70       67,515  2.05 to 0.45    8.09       22.57 to 20.63
                                           2008   3,983   14.03 to 11.36       51,326  2.05 to 0.45    6.51     (16.67) to (18.00)
                                           2007   5,439   16.84 to 13.85       85,480  2.05 to 0.45    8.82      (0.71) to (2.29)
                                           2006   6,041   16.96 to 13.29       97,092  2.05 to 0.45    6.78        6.42 to 4.70
                                           2005   6,546   16.53 to 13.54      100,163  2.05 to 0.45    2.00        1.98 to 0.37
Strategic Income Series II                 2009     768   17.11 to 15.63       12,305  2.05 to 0.45    6.37       25.87 to 23.87
                                           2008     711   13.59 to 12.62        9,164  2.05 to 0.45    9.38      (9.18) to (10.62)
                                           2007   1,038   14.97 to 14.11       14,897  2.05 to 0.45    1.82        5.06 to 3.38
                                           2006   1,264   14.25 to 13.65       17,467  2.05 to 0.45    2.95        3.40 to 1.77
                                           2005   1,096   13.78 to 13.42       14,810  2.05 to 0.45    4.44       1.54 to (0.07)
T Rowe Price Mid Value Series I            2009   5,578   15.84 to 14.80       84,585  1.90 to 0.45    0.45       35.03 to 33.73
T Rowe Price Mid Value Series II           2009   6,142   15.82 to 14.68       92,029  2.05 to 0.45    0.35       45.36 to 43.05
                                           2008     700   10.89 to 10.26        7,325  2.05 to 0.45    0.92     (35.17) to (36.21)
                                           2007     890   16.79 to 16.09       14,516  2.05 to 0.45    1.68      (0.15) to (1.74)
                                           2006     938   16.82 to 16.38       15,484  2.05 to 0.45    0.06       19.51 to 17.62
                                           2005     334   14.07 to 13.92        4,662  2.05 to 0.45    0.00       12.56 to 11.37
Total Bond Market Trust A Series II        2009      64   13.63 to 12.35          869  2.05 to 1.20    2.31       2.10 to (1.19)
                                           2008      67   13.49 to 13.35          906  2.05 to 1.40    2.29        4.05 to 3.37
                                           2007      35   12.97 to 12.91          459  2.05 to 1.40    2.75        3.74 to 3.29
Total Bond Market Trust A - Series NAV     2009   2,361   12.99 to 12.93       30,655  1.55 to 0.80    5.95        3.94 to 3.43
Total Return Series I                      2009  12,463   23.01 to 17.81      250,132  1.90 to 0.45    3.98       13.08 to 11.46
                                           2008  13,162   20.35 to 15.98      237,527  1.90 to 0.45    4.71        2.30 to 0.83
                                           2007  14,285   19.89 to 15.85      254,967  1.90 to 0.45    7.40        8.00 to 6.44
                                           2006  17,147   18.42 to 12.93      286,638  1.90 to 0.45    3.54        3.58 to 1.65
                                           2005  20,828   17.86 to 14.65      340,882  1.90 to 0.45    2.43        2.02 to 0.55
Total Return Series II                     2009  17,776   19.02 to 15.43      306,156  2.05 to 0.45    3.94       12.85 to 11.06
                                           2008  15,080   16.85 to 13.90      233,587  2.05 to 0.45    4.73        2.14 to 0.51
                                           2007  13,300   16.50 to 13.83      204,912  2.05 to 0.45    7.15        7.79 to 6.07
                                           2006  14,890   15.31 to 12.91      215,790  2.05 to 0.45    3.36        3.44 to 1.33
                                           2005  17,548   14.87 to 12.86      249,888  2.05 to 0.45    2.02        1.79 to 0.18


         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Total Stock Market Index Series I          2009   1,289  $12.11 to $11.36 $    13,420 1.90% to 0.45%   1.60%     28.29% to 26.44%
                                           2008   1,405    9.57 to 8.85        11,555  1.90 to 0.45    1.46     (37.48) to (38.39)
                                           2007   1,875   15.54 to 14.16       24,997  1.90 to 0.45    2.16        4.70 to 3.19
                                           2006   2,366   15.22 to 12.49       30,453  1.90 to 0.45    1.00       14.78 to 13.13
                                           2005   2,761   13.43 to 11.01       31,292  1.90 to 0.45    1.15        5.22 to 3.71
Total Stock Market Index Series II         2009   3,056   15.37 to 14.88       41,686  2.05 to 0.45    1.40       27.95 to 25.92
                                           2008   3,348   12.21 to 11.63       36,104  2.05 to 0.45    1.29     (37.57) to (38.57)
                                           2007   4,118   19.87 to 18.63       71,822  2.05 to 0.45    1.16        4.51 to 2.84
                                           2006   1,796   19.39 to 16.20       30,203  2.05 to 0.45    0.86       14.58 to 12.76
                                           2005   2,109   17.18 to 14.30       31,196  2.05 to 0.45    0.89        4.94 to 3.28
U.S. Government Securities Series I        2009   4,726   19.45 to 14.39       95,868  1.90 to 0.45    2.93        7.90 to 6.35
                                           2008   5,539   18.02 to 13.53      105,228  1.90 to 0.45    3.70      (1.85) to (3.27)
                                           2007   6,153   18.36 to 13.99      120,828  1.90 to 0.45    8.16        2.68 to 1.20
                                           2006   7,000   23.58 to 12.99      136,847  1.90 to 0.45    5.14        4.09 to 2.43
                                           2005   9,009   22.91 to 13.49      170,764  1.90 to 0.45    1.87       1.12 to (0.33)
U.S. Government Securities Series II       2009   6,154   15.46 to 13.02       86,991  2.05 to 0.45    2.89        7.74 to 6.03
                                           2008   6,098   14.35 to 12.28       81,097  2.05 to 0.45    3.94      (2.08) to (3.64)
                                           2007   5,108   14.66 to 12.75       70,264  2.05 to 0.45    7.87        2.46 to 0.83
                                           2006   5,486   14.31 to 12.64       74,548  2.05 to 0.45    5.01        4.01 to 2.08
                                           2005   6,759   14.23 to 12.39       89,588  2.05 to 0.45    1.44       1.00 to (0.60)
U.S. High Yield Series II                  2009     408   16.54 to 15.35        6,401  2.05 to 0.45   0.098       45.72 to 43.41
                                           2008     189   11.35 to 10.70        2,055  2.05 to 0.45    6.50     (21.41) to (22.66)
                                           2007     152   14.44 to 13.84        2,124  2.05 to 0.45   10.08        2.22 to 0.59
                                           2006     183   14.12 to 13.75        2,539  2.05 to 0.45    3.30        8.97 to 7.25
                                           2005      99   13.05 to 12.82        1,271  2.05 to 0.45    0.00        3.69 to 2.60
U.S. Large Cap Value Series I              2009       0    9.13 to 8.33             0  1.90 to 0.45    0.64      (0.87) to (1.35)
                                           2008  10,546    9.21 to 8.45        93,284  1.90 to 0.45    2.16     (39.16) to (40.04)
                                           2007  13,858   15.14 to 14.09      203,733  1.90 to 0.45    1.06      (0.79) to (2.23)
                                           2006  18,403   15.26 to 12.93      275,659  1.90 to 0.45    0.59        10.16 to 3.44
                                           2005  23,451   15.27 to 12.69      321,910  1.90 to 0.45    0.44        5.34 to 3.83
U.S. Large Cap Value Series II             2009       0   10.52 to 10.16            0  2.05 to 0.45    0.62      (0.96) to (1.49)
                                           2008   4,425   10.68 to 10.26       41,217  2.05 to 0.45    2.07     (39.28) to (40.24)
                                           2007   5,042   17.87 to 16.89       78,592  2.05 to 0.45    0.73      (0.97) to (2.55)
                                           2006   6,320   18.40 to 12.91      101,074  2.05 to 0.45    0.41        9.86 to 3.26
                                           2005   7,796   17.00 to 14.14      114,793  2.05 to 0.45    0.12        5.25 to 3.59
UBS Large Cap Series I                     2009  10,814   12.48 to 11.67      129,172  1.90 to 0.45    1.92       30.26 to 28.38
                                           2008  12,717    9.58 to 9.09       117,779  1.90 to 0.45    1.31     (39.79) to (40.66)
                                           2007  15,761   15.92 to 15.32      244,826  1.90 to 0.45    0.52      (5.24) to (6.17)
UBS Large Cap Series II                    2009     790   12.41 to 11.52        9,291  2.05 to 0.45    1.72       29.96 to 27.90
                                           2008     932    9.55 to 9.01         8,533  2.05 to 0.45    1.09     (39.95) to (40.90)
                                           2007   1,178   15.90 to 15.24       18,167  2.05 to 0.45    0.59       0.81 to (0.79)
                                           2006     112   15.78 to 15.36        1,733  2.05 to 0.45    0.21       13.64 to 11.84
                                           2005      61   13.98 to 13.74          835  2.05 to 0.45    0.00        11.05 to 9.88
Utilities Series I                         2009   1,410   19.40 to 19.15       24,792  1.90 to 0.45    4.66       33.17 to 31.25
                                           2008   1,675   14.78 to 14.38       22,339  1.90 to 0.45    2.42     (38.92) to (39.81)
                                           2007   2,640   24.56 to 23.54       58,247  1.90 to 0.45    1.91       26.83 to 24.99
                                           2006   3,127   19.86 to 17.19       54,992  1.90 to 0.45    2.27       30.42 to 28.55
                                           2005   3,528   15.42 to 13.36       48,052  1.90 to 0.45    0.44       16.30 to 14.63
Utilities Series II                        2009   1,087   29.17 to 27.19       28,487  2.05 to 0.45    4.54       32.87 to 30.76
                                           2008   1,290   21.95 to 20.79       25,714  2.05 to 0.45    2.18     (39.01) to (39.98)
                                           2007   1,984   35.99 to 34.64       65,472  2.05 to 0.45    1.64       26.53 to 24.51
                                           2006   2,219   28.45 to 24.79       58,597  2.05 to 0.45    2.10       30.18 to 28.12
                                           2005   2,375   21.85 to 19.27       48,680  2.05 to 0.45    0.29       16.04 to 14.20

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2009

6. UNIT VALUES-- (CONTINUED)

                                                           AT DECEMBER 31,             FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                ------------------------------------- ----------------------------------------------
                                                                                        EXPENSE      INVESTMENT
                                                 UNITS   UNIT FAIR VALUE     ASSETS   RATIO HIGHEST    INCOME       TOTAL RETURN
                SUBACCOUNT                 YEAR (000S)  HIGHEST TO LOWEST    (000S)    TO LOWEST*      RATIO**  HIGHEST TO LOWEST***
------------------------------------------ ---- ------- ----------------- ----------- -------------  ---------- --------------------
Value Series I                             2009   5,781  $20.14 to $15.58 $    99,043 1.90% to 0.45%   1.36%     40.55% to 38.52%
                                           2008   4,528   14.33 to 11.25       67,974  1.90 to 0.45    1.00     (41.14) to (41.99)
                                           2007   5,824   24.34 to 19.39      154,363  1.90 to 0.45    1.33        7.73 to 6.17
                                           2006   7,252   27.46 to 13.65      180,671  1.90 to 0.45    0.38        20.50 to 9.20
                                           2005   8,521   23.01 to 15.37      177,720  1.90 to 0.45    0.62       12.05 to 10.45
Value Series II                            2009   1,798   20.25 to 18.02       28,922  2.05 to 0.45    1.12       40.16 to 37.94
                                           2008   2,060   14.68 to 12.86       24,021  2.05 to 0.45    0.79     (41.22) to (42.16)
                                           2007   2,511   25.39 to 21.87       50,705  2.05 to 0.45    1.00        7.52 to 5.80
                                           2006   2,811   24.08 to 13.63       54,277  2.05 to 0.45    0.20        20.26 to 9.04
                                           2005   2,596   20.33 to 16.05       42,338  2.05 to 0.45    0.42       11.85 to 10.08
Wellington Small Cap Growth Series I       2009       8   11.07 to 10.91           86  1.55 to 0.80    0.00       33.51 to 32.51
                                           2008       2    8.29 to 8.23            17  1.55 to 0.80    0.00     (33.69) to (34.13)
Wellington Small Cap Growth Series II      2009   2,052   16.31 to 15.13       30,671  2.05 to 0.45    0.00       33.82 to 31.70
                                           2008   2,215   12.18 to 11.49       25,137  2.05 to 0.45    0.00     (40.07) to (41.03)
                                           2007   1,950   20.33 to 19.48       37,591  2.05 to 0.45    0.00       13.26 to 11.45
                                           2006   1,718   17.95 to 12.40       29,891  2.05 to 0.45    0.00       12.71 to (0.81)
                                           2005   1,169   16.04 to 15.76       18,480  2.05 to 0.45    0.00       27.41 to 26.07
Wellington Small Cap Value Series I        2009      19   12.48 to 12.30          241  1.55 to 0.80    0.95       27.63 to 26.67
                                           2008       1    9.78 to 9.71             8  1.55 to 0.80    4.41     (21.77) to (22.29)
Wellington Small Cap Value Series II       2009   2,611   15.38 to 14.27       37,414  2.05 to 0.45    0.40       27.81 to 25.78
                                           2008   3,964   12.03 to 11.35       45,279  2.05 to 0.45    1.00     (26.60) to (27.77)
                                           2007   4,136   16.39 to 15.71       65,291  2.05 to 0.45    0.56      (3.57) to (5.11)
                                           2006   4,012   17.00 to 13.58       66,826  2.05 to 0.45    0.00        18.50 to 8.65
                                           2005   2,337   14.45 to 14.20       33,286  2.05 to 0.45    0.00       14.78 to 13.57
Wells Capital Core Bond Series II          2009     792   15.33 to 14.23       11,527  2.05 to 0.45    2.12        9.12 to 7.38
                                           2008     628   14.05 to 13.25        8,460  2.05 to 0.45    7.75        2.68 to 1.05
                                           2007     273   13.68 to 13.11        3,624  2.05 to 0.45    7.22        5.58 to 3.90
                                           2006     117   12.96 to 12.62        1,494  2.05 to 0.45    2.11        3.15 to 1.52
                                           2005      56   12.65 to 12.43          699  2.05 to 0.45    0.00       0.50 to (0.56)


* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2009

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8. SUBSEQUENT EVENTS

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC855") formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Account's financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

                            PART C OTHER INFORMATION

Guide  to  Name  Changes  and  Successions:

                                  NAME CHANGES

DATE OF CHANGE        OLD NAME                                                NEW NAME
---------------       ---------------------------------------------           ----------------------------------------------
October 1, 1997       NASL Variable Account                                   The Manufacturers Life Insurance Company
                                                                              of North America Separate Account A

October 1, 1997       North American Security Life Insurance Company          The Manufacturers Life Insurance Company
                                                                              of North America

November 1, 1997      NAWL Holding Co., Inc.                                  Manulife-Wood Logan Holding Co., Inc.

September 24, 1999    Wood Logan Associates, Inc.                             Manulife Wood Logan, Inc.

January 1, 2005       The Manufacturers Life Insurance                        John Hancock Life Insurance Company (U.S.A.)
                      Company (U.S.A.) Separate Account A                     Separate Account A

January 1, 2005       The Manufacturers Life Insurance Company (U.S.A.)       John Hancock Life Insurance Company (U.S.A.)

January 1, 2005       Manulife Financial Securities LLC                       John Hancock Distributors LLC

January 1, 2005       Manufacturers Securities Services LLC                   John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                   * * * * *

Item 24. Financial Statements and Exhibits

      (a)   Financial Statements


            (1)   Financial Statements of the Registrant, John Hancock
                  Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]



            (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]


      (b)   Exhibits

            (1)   (i)   Resolution of the Board of Directors of  Manufacturers
                        Life Insurance Company (U.S.A.) establishing The
                        Manufacturers Life Insurance Company Separate Account H
                        - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002
                        (the "Pre-Effective Amendment").

            (2)    Agreements for custody of securities and similar investments
                   - NOT APPLICABLE.

            (3)   (i)    Underwriting Agreement dated August 10, 1995--
                         Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25,
                         1998.

                  (ii) Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24.(b)(3) (ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

                  (iii) General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24.(b)(3)(iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

            (4)   (i)   (A)   Form of Specimen Flexible Purchase Payment
                              Individual Deferred Variable Annuity Contract,
                              Non-Participating (v20/21) - Incorporated by reference to Exhibit (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed
                              April 7, 1997.

                        (B) Form of Specimen Income Plus for Life Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                        (C) Form of Specimen Income Plus for Life-Joint Life Rider, incorporated by reference to
                              Post-Effective Amendment No. 24 to this
                              Registration Statement, File No. 333-70728, filed on April 28, 2008.

                        (D) Form of Specimen Principal Plus for Life Rider,incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                        (E)   Form of Specimen Principal Plus for Life
                              Plus Annual Automatic Step-up Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                        (F) Form of Specimen Principal Returns Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                        (G)   Form of Specimen Annual Step Death Benefit
                              Rider, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                  (ii)  (B)   Form of Specimen Flexible Purchase Payment
                              Individual Deferred Variable Annuity Contract,
                              Non-Participating (v7) - Incorporated by reference to Exhibit (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form
                              N-4 (file no. 33-76162) filed April 7, 1997.

                              (1)   Form of Specimen Death Benefit
                                    Endorsement to Flexible Purchase Payment
                                    Individual Deferred Variable Annuity
                                    Contract, Non-Participating (v7)
                                    -- Previously filed as Exhibit (b)(4)(ii)
                                    (B)(1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                              (2)   Form of Specimen Endorsements to
                                    Contract (v7): (i) Individual Retirement
                                    Annuity Endorsement; (ii) Retirement Equity
                                    Act Endorsement; (iii) Tax-sheltered Annuity
                                    Endorsement; (iv) Qualified Plan Endorsement
                                    Section 401 Plans -- Previously filed as
                                    Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                        (C) Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating -- Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                        (D) Form of Fixed Account Endorsement (v20/21) - Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no. 33-76162) filed March 1, 1999.

                        (E) Form of Roth Individual Retirement Annuity Endorsement - Previously filed as Exhibit (b)(4)
                              (ii)(F) to post-effective amendment no. 6 to Form N-4 (file no. 33-76162) filed March 1, 1999.

                  (iii) Form of Guaranteed Income Rider (v20/21) -- Previously filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                  (iv) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001NQ.08), incorporated by reference to Exhibit (b)(4)(iv) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

                  (v) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to Exhibit (b)(4)(v) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

                  (vi) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002NQ.08), incorporated by reference to Exhibit (b)(4)(vi) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

                  (vii) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR002Q.08), incorporated by reference to Exhibit (b)(4)(vii) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed June 13, 2008.

                  (viii) Form of Specimen Income Plus for Life 5.09
                         single-life Rider (BR004Q.07), incorporated by reference to Exhibit 24(b)(4)(viii) to Post-Effective Amendment 31 to this Registration Statement,
                         File No. 333-70728, filed on April 30, 2009.

                  (ix) Form of Specimen Income Plus for Life 5.09 single-life Rider (BR004NQ.07) ), incorporated by reference to Exhibit 24(b)(4)(ix) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

                  (x)   Form of Specimen Income Plus for Life joint-life
                        5.09 Rider (BR005Q.07) ), incorporated by reference to
                        Exhibit 24(b)(4)(x) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

                  (xi)  Form of Specimen Income Plus for Life joint-life
                        5.09 Rider (BR005NQ.07) ), incorporated by reference to
                        Exhibit 24(b)(4)(xi) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

            (5)   (i)   Form of Specimen Application for Flexible Purchase
                        Payment Individual Deferred Combination Fixed and
                        Variable Annuity Contract, Non-Participating --
                        Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed
                        February 28, 2000.

                  (ii) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

                  (iii) Form of Specimen Flexible Payment Deferred
                        Variable Annuity Application for Venture
                        (APPVEN0507), incorporated by reference to Exhibit
                        (b)(5)(iii) to Post-Effective Amendment No. 27 to this Registration Statement, File No. 333-70728, filed
                        June 13, 2008.

            (6)   (i)   Restated Articles of Redomestication of The
                        Manufacturers Life Insurance Company (U.S.A.) -
                        Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000
                        (File No. 333-41814).

                  (ii)  Certificate of Amendment to Certificate of
                        Incorporation of the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

                  (iii) Certificate of Amendment to Certificate of
                        Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit
                        (b)(6)(iii) to post-effective amendment no. 20 to this registration statement, filed May 1, 2007.

                  (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

                  (v)       Amendment to By-Laws reflecting the
                            Company's name change to John Hancock Life
                            Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)
                            (6)(v) to post-effective amendment no. 20 to this registration statement, filed May 1, 2007.


            (7)   (a)(i)    Guaranteed Death Benefit Reinsurance Agreement
                            for Ven 3 contracts between John Hancock Life
                            Insurance Company (U.S.A.) (formerly North
                            American Security Life Insurance Company) and
                            Connecticut General Life Insurance Company
                            ("CIGNA"), effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(i) to
                            Post-Effective Amendment 31 to this Registration
                            Statement, File No. 333-70728, filed on April 30,
                            2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential
                            Treatment granted by the SEC on April 20, 2009.]



                  (a)(ii) Guaranteed Death Benefit Reinsurance Agreement for Ven 7 contracts between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and CIGNA, effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (a)(iii) Guaranteed Death Benefit Reinsurance Agreement for old Ven 20 series contracts between John Hancock Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and CIGNA, effective July 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(a)(iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (a)(iv)   Variable Annuity Reinsurance Agreement for Ven
                            20 series contracts between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and CIGNA, effective July 1, 1998, incorporated by reference to Exhibit 24.(b)(7)(a)(iv) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (b)(i)    Automatic Reinsurance Agreement between
                            John Hancock Life Insurance Company (U.S.A.)
                            (formerly North American Security Life Insurance Company) and Swiss Re Life Company America, effective August 1, 1995, incorporated by reference to Exhibit 24.(b)(7)(b)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (b)(ii)   Automatic Reinsurance Agreement between
                            John Hancock Life Insurance Company (U.S.A.)
                            (formerly The Manufacturers Life Insurance Company of North America) and Swiss Re Life Company America, effective July 1, 1998, incorporated by reference to Exhibit 24.(b)(7)(b)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (c)(i) Automatic Reinsurance Agreement No. 2001-47 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24.(b)(7)(c)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential

                           Treatment granted by the SEC on April 20, 2009.]



                  (c)(ii) Automatic Reinsurance Agreement No. 2001-48 between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to
                           Exhibit 24.(b)(7)(c)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.[Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (d)(i) Variable Annuity GEM Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 24.(b)(7)(d)(i) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (d)(ii) Variable Annuity GMDB Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 7(d)(ii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (d)(iii) Variable Annuity GMIB Reinsurance Agreement
                           between John Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company (U.S.A.)) and ACE Tempest Life Reinsurance Ltd., incorporated by reference to Exhibit 24.(b)(7)(d)(iii) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (e)      Reinsurance Agreement between John Hancock
                           Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Merrill Lynch Life Insurance Company, effective January 1, 1997, incorporated by reference to Exhibit 24.(b)(7)(e) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (f) Amended and Restated Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24.(b)(7)(f) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]



                  (g)      Reinsurance Agreement between John Hancock
                           Life Insurance Company (U.S.A.) (formerly North American Security Life Insurance Company) and Paine Webber Life Insurance Company, effective December 31, 1994, incorporated by reference to Exhibit 24.(b)(7)(g) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 20, 2009.]


            (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

                  (i)(A) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]



                      (B) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on April 6, 2009.]


                  (ii)(A) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24.(b)(8)(ii)(A) to Post-Effective Amendment 31 to this Registration Statement, File No. 333-70728, filed on April 30, 2009.

                  (iii)(A) Participation Agreement among John Hancock
                           Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                       (B) Shareholder Information Agreement between John
                           Hancock Life Insurance Company (U.S.A.), John
                           Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                       (C) Shareholder Information Agreement between John
                           Hancock Life Insurance Company (U.S.A.), John
                           Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                       (D) Shareholder Information Agreement dated October 16,
                           2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                       (E) Participation Agreement dated April 30, 2004 among
                           The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.

                       (F) Shareholder Information Agreement between John
                           Hancock Life Insurance Company (U.S.A.) and/or
                           John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

                       (G) Shareholder Information Agreement dated April 16,
                           2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.

            (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit 24(b)(9) to the Pre-Effective Amendment.

            (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]


            (11) All financial statements omitted from Item 23, Financial Statements--NOT APPLICABLE.

            (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- NOT APPLICABLE.

            (13) Schedules of computation-- Incorporated by reference to Exhibit (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

            (14)  Financial Data Schedule - NOT APPLICABLE.


            (15)  Powers of Attorney. [FILED HEREWITH]





Item 25. Directors and Officers of the Depositor.


     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010



NAME AND PRINCIPAL BUSINESS
ADDRESS                        POSITION WITH DEPOSITOR
------------------------       ------------------------------------------------------------------------------------
John D. DesPrez III*           Chairman and Chief Executive Officer
James R. Boyle***              Director and President
Jonathan Chiel*                Executive Vice President and General Counsel
Thomas Borshoff*               Director
Ruth Ann Fleming*              Director
James D. Gallagher*            Director and Executive Vice President
Scott S. Hartz***              Director, Executive Vice President, and Chief Investment Officer - U.S. Investments
Bradford J. Race Jr.*          Director
Rex E. Schlaybaugh, Jr.*       Director
John G. Vrysen*                Director and Senior Vice President
Warren A. Thomson**            Senior Executive Vice President
Robert T. Cassato*             Executive Vice President
Marc Costantini*               Executive Vice President
Steven A. Finch***             Executive Vice President
Marianne Harrison+             Executive Vice President
Peter Levitt**                 Executive Vice President and Treasurer
Katherine MacMillan**          Executive Vice President
Stephen R. McArthur**          Executive Vice President
Hugh McHaffie*                 Executive Vice President
Bob Diefenbacher+              Senior Vice President
Carol Nicholson Fulp*          Senior Vice President
Peter Gordon***                Senior Vice President
Allan Hackney*                 Senior Vice President and Chief Information Officer
Naveed Irshad**                Senior Vice President
Gregory Mack*                  Senior Vice President
Ronald J. McHugh*              Senior Vice President
Lynn Patterson*                Senior Vice President and Chief Financial Officer
Craig R. Raymond*              Senior Vice President, Chief Actuary, and Chief Risk Officer
Diana L. Scott*                Senior Vice President
Alan R. Seghezzi***            Senior Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010



NAME AND PRINCIPAL BUSINESS
ADDRESS                        POSITION WITH DEPOSITOR
------------------------       ------------------------------------------------------------------------
Bruce R. Speca*                Senior Vice President
Tony Teta***                   Senior Vice President
Brooks Tingle***               Senior Vice President
Emanuel Alves*                 Vice President, Counsel, and Corporate Secretary
John C. S. Anderson***         Vice President
Roy V. Anderson*               Vice President
Arnold Bergman*                Vice President
Stephen J. Blewitt***          Vice President
Robert Boyda*                  Vice President
George H. Braun***             Vice President
Thomas Bruns*                  Vice President
William Burrow*                Vice President
Tyler Carr*                    Vice President
Joseph Catalano*               Vice President
Philip Clarkson+               Vice President
Brian Collins+                 Vice President
Art Creel*                     Vice President
George Cushnie**               Vice President
John J. Danello*               Vice President
Willma Davis***                Vice President
Peter de Vries**               Vice President
Anthony J. Della Piana***      Vice President
Brent Dennis***                Vice President
Robert Donahue++               Vice President
Lynn L. Dyer***                Vice President, Counsel, and Chief Compliance Officer - U.S. Investments
John Egbert*                   Vice President
David Eisan++                  Vice President
Edward Eng**                   Vice President
Paul Gallagher+++              Vice President
Wayne A. Gates++               Vice President
Ann Gencarella***              Vice President
Richard Harris**               Vice President and Appointed Actuary
John Hatch*                    Vice President
Dennis Healy+                  Vice President
Kevin Hill***                  Vice President
E. Kendall Hines***            Vice President
Eugene Xavier Hodge, Jr.***    Vice President
James C. Hoodlet***            Vice President
Terri Judge+                   Vice President
Roy Kapoor**                   Vice President
Mitchell Karman***             Vice President, Chief Compliance Officer, and Counsel
Frank Knox*                    Vice President, Chief Compliance Officer - Retail Funds/Separate Accounts
Jonathan Kutrubes*             Vice President
Cynthia Lacasse***             Vice President
Denise Lang**                  Vice President
Robert Leach*                  Vice President
David Longfritz*               Vice President
Nathaniel I. Margolis***       Vice President
John Maynard+                  Vice President
Steven McCormick**             Vice President
Janis K. McDonough***          Vice President
Scott A. McFetridge***         Vice President
William McPadden***            Vice President
Peter J. Mongeau+              Vice President
Steven Moore**                 Vice President

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                         EFFECTIVE AS OF APRIL 30, 2010



NAME AND PRINCIPAL BUSINESS
ADDRESS                        POSITION WITH DEPOSITOR
------------------------       -------------------------------------------------
Curtis Morrison***             Vice President
Colm D. Mullarkey***           Vice President
Tom Mullen*                    Vice President
Scott Navin***                 Vice President
Nina Nicolosi*                 Vice President
James O'Brien+                 Vice President
Frank O'Neill*                 Vice President
Jacques Ouimet+                Vice President
Gary M. Pelletier***           Vice President
Steven Pinover*                Vice President
David Plumb+                   Vice President
Krishna Ramdial*               Vice President, Treasury
S. Mark Ray***                 Vice President
Jill Rebman**                  Vice President
Mark Rizza*                    Vice President
Ian R. Roke*                   Vice President
Andrew Ross**                  Vice President
Thomas Samoluk*                Vice President
Martin Sheerin+                Vice President
Gordon Shone*                  Vice President
Jonnie Smith****               Vice President
Yiji S. Starr*                 Vice President
Gaurav Upadhya**               Vice President
Karen Walsh*                   Vice President
Joseph P. Welch+               Vice President
Jeffery Whitehead*             Vice President and Controller
Henry Wong***                  Vice President
Randy Zipse***                 Vice President



*     Principal business office is 601 Congress Street, Boston, MA 02210



**    Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5



***   Principal business office is 197 Clarendon Street, Boston, MA 02117



****  Principal business office is 164 Corporate Drive Portsmouth, NH 03801



+     Principal business office is 200 Berkeley Street, Boston, MA 02116



++    Principal business office is 380 Stuart Street, Boston, MA 02116



+++   Principal business office is 200 Clarendon Street, Boston, MA 02116


Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2009 appears below:

                            MANULIFE FINANCIAL CORPORATION
              PRINCIPAL SUBSIDIARIES -POST-MERGER DECEMBER 31, 2009

FOR EXTERNAL USE


                                                       __________________
                                                      |                  |
                                                      |Manulife Financial|
                                                      |    Corporation   |
                                                      |     (Canada)     |
                                                      |__________________|
                                                               |
                                                               |........................................................
                                                               |                                                       .
                                                       ________|_________                                         _____._______
                                                      |                  |                                       |             |
                                                      | The Manufacturers|                                       |John Hancock |
                                                      |  Life Insurance  |                                       | Reassurance |
                                                      |      Company     |                                       |Company, Ltd.|
                                                      |     (Canada)     |                                       | (Bermuda)   |
                                                      |__________________|                                       |_____________|
                                                               |
                                                               |
                                                               |-----------------------------------------------------------------
                                                               |                                                                 |
 ______________________________________________________________|______________________                                           |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|                  |                  |                      .  |                     |                                          |
|    ___________   |   ____________   |     ______________   .  |   _______________   |   ____________                           |
|   |           |  |  |            |  |    |              |  .  |  |               |  |  |            |                          |
|   |    NAL    |  |  | MFC Global |  |    |   Manulife   |  .  |  |    Manulife   |  |__|    MLI     |                          |
|   | Resources |  |  | Investment |  |    |   Insurance  |  .  |  |    Holdings   |     | Resources  |                          |
|---|Management |  |--| Management |  |    |  (Thailand)  |  .  |__|    (Bermuda)  |     |    Inc.    |                          |
|   |  Limited  |  |  |  (U.S.A.)  |  |    |    Public    |...     |     Limited   |     | (Alberta)  |                          |
|   | (Canada)  |  |  |   Limited  |  |    |    Company   |98.25%__|    (Bermuda)  |     |____________|                          |
|   |___________|  |  |  (Canada)  |  |    |    Limited   |     |  |_______________|           .                                 |
|                  |  |____________|  |    |  (Thailand)  |     |                              .                                 |
|                  |                  |    |______________|     |                              ......................            |
|                                                 |             |                              .                    .            |
|                  |                  |           |99.9999%     |                              .                    . 45.76%     |
|    __________    |   ____________   |     ______|_______      |   _______________       _____.______          ____.________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |        |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     |  Manulife  |        |   Manulife  |   |
|   |  Bank of |   |  |    Fund    |  |    |     Asset    |     |--|  P&C Limited  |     |    Life    |    ----|   Holdings  |   |
|---|  Canada  |   |--| Management |  |    |  Management  |     |  |  (Barbados)   |     |  Insurance |   |    |    Berhad*  |   |
|   | (Canada) |   |  |  (Europe)  |  |    |  (Thailand)  |     |  |_______________|     |   Company  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |    Company   |     |                        |   (Japan)  |   |    |_____________|   |
|                  |  |  (England) |  |    |    Limited   |     |                        |____________|   |                      |
|                  |  |____________|  |    |  (Thailand)  |     |                              |          |                      |
|                  |        |         |    |______________|     |                              |          |                      |
|                           |         |                         |                              |          |                      |
|    __________    |   _____|______   |     ______________      |   _______________       _____|______    |     _____________    |
|   |          |   |  |            |  |    |              |     |  |               |     |            |   |    |             |   |
|   | Manulife |   |  | MFC Global |  |    |   Manulife   |     |  | Manufacturers |     | MFC Global |   |    |   Manulife  |   |
|   |  Canada  |   |  | Investment |  |----|   (Vietnam)  |     |--|      Life     |     | Investment |   |----|   Insurance |   |
|---|   Ltd.   |   |--| Management |  |    |    Limited   |     |  |  Reinsurance  |     | Management |   |    |    Berhad   |   |
|   | (Canada) |   |  |  (Europe)  |  |    |   (Vietnam)  |     |  |    Limited    |     |   (Japan)  |   |    |  (Malaysia) |   |
|   |__________|   |  |   Limited  |  |    |______________|     |  |   (Barbados)  |     |   Limited  |   |    |_____________|   |
|                  |  |  (England) |  |           |             |  |_______________|     |   (Japan)  |   |                      |
|                  |  |___________ |  |           |             |                        |____________|   |     ______________   |
|                  |                  |           |             |                                         |    |              |  |
|                  |                  |           |             |                                         |    |Manulife Asset|  |
|    ___________   |   ____________   |     ______|_______      |   _______________                       |    |  Management  |  |
|   |           |  |  |            |  |    |              |     |  |               |                       ----|  (Malaysia)  |  |
|   |   First   |  |  |  Berkshire |  |    |   Manulife   |     |  |   Manulife    |                           |    Sdn Bhd   |  |
|   |   North   |  |  |  Insurance |  |    |    Vietnam   |     |  | International |                           |  (Malaysia)  |  |
|---| American  |  |--|  Services  |  |    |     Fund     |      --|   Holdings    |                           |______________|  |
|   | Insurance |  |  |    Inc.    |  |    |  Management  |        |    Limited    |                                             |
|   |  Company  |  |  |  (Ontario) |  |    |    Company   |        |   (Bermuda)   |                                             |
|   | (Canada)  |  |  |____________|  |    |    Limited   |        |_______________|                                             |
|   |___________|  |        |         |    |   (Vietnam)  |               |                                                      |
|                  |        |         |    |______________|               |--------------------                                  |
|                  |        |         |                                   |                    |                                 |
|    ___________   |   _____|______   |     _____________           ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   |    FNA    |  |  |     JH     |  |    |   Manulife   |        |   Manulife    |     |  Manulife  |                          |
|---| Financial |  |  | Investments|  |----|  (Singapore) |        |(International)|     |    Asset   |                          |
|   |   Inc.    |  |  | (Delaware) |  |    |   Pte. Ltd.  |        |    Limited    |     | Management |                          |
|   | (Canada)  |  |  |     LLC    |  |    |  (Singapore) |        |   (Bermuda)   |     |   (Asia)   |                          |
|   |___________|  |  | (Delaware) |  |    |______________|        |_______________|     |   Limited  |                          |
|         |        |  |____________|  |                                   |              | (Barbados) |                          |
|         |        |                  |                                   | 51%          |____________|                          |
|         |        |                  |                                   |                    |                                 |
|    _____|_____   |   ____________   |     ______________          ______|________       _____|______                           |
|   |           |  |  |            |  |    |              |        |               |     |            |                          |
|   | Elliott & |  |  |  Manulife  |  |    |   Manulife   |        |   Manulife-   |     |  Manulife  |                          |
|   |   Page    |  |  | Securities |  |    |     Asset    |        |   Sinochem    |     |    Asset   |                          |
|   |  Limited  |  |--| Investment |  |    |  Management  |        |     Life      |     | Management |                          |
|   | (Ontario) |  |  |  Services  |  |----|  (Singapore) |        | Insurance Co. |     | (Hong Kong)|                          |
|   |___________|  |  |    Inc.    |  |    |     Pte.     |        | Ltd. (China)  |     |   Limited  |                          |
|                  |  |  (Canada)  |  |    |     Ltd.     |        |_______________|     | (Hong Kong)|                          |
|                  |  |____________|  |    |  (Singapore) |                              |____________|                          |
|                  |                  |    |______________|                                    |                                 |
|                  |                  |                                                        |                                 |
|    ___________   |   ____________   |     ______________                                _____|_______                          |
|   |           |  |  |            |  |    |              |                              |             |                         |
|   |    EIS    |  |  |  Manulife  |  |    |      The     |                              |  Manulife   |                         |
|   | Services  |  |  | Securities |  |    | Manufacturers|                              |    Asset    |                         |
 ---| (Bermuda) |   --|Incorporated|  |----|     Life     |                              | Management  |                         |
    |  Limited  |     |  (Ontario) |  |    | Insurance Co.|                              |(Taiwan) Co.,|                         |
    | (Bermuda) |     |____________|  |    |   (Phils.),  |                              |    Ltd.     |                         |
    |___________|                     |    |     Inc.     |                              |  (Taiwan)   |                         |
                                      |    | (Philippines)|                              |_____________|                         |
                                      |    |______________|                                                                      |
                                      |                                                                                          |
                                      |     _______________                                                                      |
                                      |    |               |                                                                     |
                                      |    |  PT Asuransi  |                                                                     |
                                      |    | Jiwa Manulife |                                                                     |
                                       ----|  Indonesia (1)|                                                                     |
                                        95%|  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                   .                                                                             |
                                                   .                                                                             |
                                            _______._______                                                                      |
                                           |               |                                                                     |
                                           |  PT Manulife  |                                                                     |
                                           |     Aset      |                                                                     |
                                           |   Manajemen   |                                                                     |
                                           |   Indonesia   |                                                                     |
                                           |  (Indonesia)  |                                                                     |
                                           |_______________|                                                                     |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                        -----------------------------------------------------------------------------------------
                                       |
                                       |
                                _______|_____
                               |              |
                               |   Manulife   |
                               |   Holdings   |
                               |   (Alberta)  |
                               |    Limited   |
                               |   (Alberta)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               | John Hancock |
                               |   Holdings   |
                               |  (Delaware)  |
                               |      LLC     |
                               |  (Delaware)  |
                               |______________|
                                      |
                                      |
                                ______|_______
                               |              |
                               |      The     |
                               | Manufacturers|
                               |  Investment  |
                               |  Corporation |
                               |  (Michigan)  |
                               |______________|
                                      |
                                      |----------------------------------------------------------------------------
                                ______|_______                                           ____|______        _______|_________
                               |              |                                         |           |      |                 |
                               | John Hancock |                                         |  Manulife |      |  John Hancock   |
                               |     Life     |                                         |Reinsurance|      | International,  |
                          -----|   Insurance  |-----------------------                  |  Limited  |      |      Inc.       |
                         |     |    Company   |                       |                 | (Bermuda) |      | (Massachusetts) |
                         |     |   (U.S.A.)   |                       |                 |___________|      |_________________|
                         |     |  (Michigan)  |                       |                                            |
                         |     |______________|                       |                                            | 50%
                         |                                            |                                     _______|_________
                         |                                            |                                    |                 |
                         |      _______________               ________|_______                             |  John Hancock   |
                         |     |               |             |                |                            |   Tianan Life   |
                         |     | John Hancock  |             |  John Hancock  |                            |Insurance Company|
                         |     | Life & Health |       ------|Subsidiaries LLC|                            |     (China)     |
                         |-----|   Insurance   |      |      |   (Delaware)   |                            |_________________|
                         |     |    Company    |      |      |________________|
                         |     |(Massachusetts)|      |
                         |     |_______________|      |
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |  John Hancock  |
                         |-----| Distributors |       |      |    Financial   |
                         |     |      LLC     |       |------|  Network, Inc. |
                         |     |  (Delaware)  |       |      | (Massachusetts)|
                         |     |______________|       |      |________________|
                         |                            |
                         |                            |
                         |      ______________        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      | Hancock Natural|
                         |     |     Life     |       |------| Resource Group,|
                         |-----|   Insurance  |       |      | Inc. (Delaware)|
                         |     |    Company   |       |      |________________|
                         |     |  of New York |       |
                         |     |  (New York)  |       |
                         |     |______________|       |
                         |            |               |
                         |            | 38%           |
                         |      ______|_______        |       ________________
                         |     |              |       |      |                |
                         |     | John Hancock |       |      |   Declaration  |
                          -----|  Investment  |       |------|  Management &  |
                           57% |  Management  |       |      |  Research LLC  |
                               | Services, LLC|       |      |   (Delaware)   |
                               |  (Delaware)  |       |      |________________|
                               |______________|       |
                                     /.\ 5%           |
                                      .               |       ________________
                                      .               |      |                |
                                      .               |      |  The Berkeley  |
                                      .                ------|    Financial   |
                                      .                      |    Group LLC   |
                                      .......................|   (Delaware)   |
                                                             |________________|
                                                                     .
                                                                     .
                                                              _______.________
                                                             |                |
                                                             |  John Hancock  |
                                                             |    Funds LLC   |
                                                             |   (Delaware)   |
                                                             |________________|

........ Indirect Control
_______ Direct Control

Prepared by: Corporate Tax
Date: March 23, 2010

(1) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. NUMBER OF CONTRACT OWNERS.


As of FEBRUARY 28, 2010, there were 239,376 qualified contracts and 173,544 non-qualified contracts of the series offered hereby outstanding.


Item 28. INDEMNIFICATION.

      Article XII of the Restated Articles of Redomestication of the Company provides as follows:

      No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

      If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

      Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS.

      (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                            CAPACITY IN WHICH ACTING
---------------------------------------------------------------       ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M       Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A    Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X       Principal Underwriter

John Hancock Variable Life Account UV                                 Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R       Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T       Principal Underwriter
John Hancock Variable Life Account S                                  Principal Underwriter
John Hancock Variable Life Account U                                  Principal Underwriter
John Hancock Variable Life Account V                                  Principal Underwriter


      (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.

*     Principal business office is 601 Congress Street, Boston, MA 02210
**    Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
***   Principal business office is 197 Clarendon St, Boston, MA 02116

      (c)   None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

      (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

            John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

      (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

            Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

      (c)   Undertakings Pursuant to Item 32 of Form N-4

            (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

            (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

            (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, as of this 30th day of April, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By:    JOHN  HANCOCK  LIFE  INSURANCE  COMPANY  (U.S.A.)
       (Depositor)

By:    /s/  John  D.  DesPrez  III
       ---------------------------------------------------
       John  D.  DesPrez  III
       Chairman  &  Chief  Executive  Officer

JOHN  HANCOCK  LIFE  INSURANCE  COMPANY  (U.S.A.)

By:    /s/  John  D.  DesPrez  III
       ---------------------------------------------------
       John  D.  DesPrez  III
       Chairman  &  Chief  Executive  Officer

                                   SIGNATURES

      As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor as of this 30th day of April, 2010.

Signature                              Title
--------------------------------       -------------------------------------------------
/s/ John D. DesPrez III                Chairman & Chief Executive Officer
--------------------------------       (Principal Executive Officer)
John D. DesPrez III

/s/ Lynne Patterson                    Senior Vice President & Chief Financial Officer
--------------------------------       (Principal Financial Officer)
Lynne Patterson

/s/ Jeffery J. Whitehead               Vice President & Controller
--------------------------------       (Principal Accounting Officer)
Jeffery J. Whitehead

           *                           Director
--------------------------------
Thomas Borshoff

           *                           Director
--------------------------------
James R. Boyle

           *                           Director
--------------------------------
Ruth Ann Fleming

           *                           Director
--------------------------------
James D. Gallagher

           *                           Director
--------------------------------
Scott S. Hartz

           *                           Director
--------------------------------
Bradford J. Race, Jr.

           *                           Director
--------------------------------
Rex Schlaybaugh, Jr.

           *                           Director
--------------------------------
John Vrysen

*/s/ Thomas J. Loftus                  Senior Counsel - Annuities
--------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                 EXHIBIT INDEX

ITEM NO.                     DESCRIPTION
--------     -------------------------------------------------------------------
24(b)(10)    Consent of independent registered public accounting firm
24(b)(15)    Powers of Attorney